As filed with the Securities and Exchange Commission on September 27, 2017

Securities Act File No. 333-170122

Investment Company File No. 811-22487

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 386	☒

and/or

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1940	☒
Amendment No. 388	☒

(Check appropriate box or boxes)

DBX ETF TRUST

(Exact name of Registrant as specified in its charter)

345 Park Avenue

New York, New York 10154

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-5883

Freddi Klassen

DBX ETF Trust

345 Park Avenue

New York, New York 10154

(Name and Address of Agent for Service)

Copy to: Stuart Strauss, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

It is proposed that this filing will become effective: (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on October 2, 2017 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a) (1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Xtrackers MSCI Emerging Markets Hedged Equity ETF
NYSE Arca, Inc.: DBEM

Xtrackers MSCI EAFE Hedged Equity ETF
NYSE Arca, Inc.: DBEF

Xtrackers MSCI Brazil Hedged Equity ETF
NYSE Arca, Inc.: DBBR

Xtrackers MSCI Germany Hedged Equity ETF
NYSE Arca, Inc.: DBGR

Xtrackers MSCI Japan Hedged Equity ETF
NYSE Arca, Inc.: DBJP

Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF
NYSE Arca, Inc.: DBAP

Xtrackers MSCI Europe Hedged Equity ETF
NYSE Arca, Inc.: DBEU

Xtrackers MSCI United Kingdom Hedged Equity ETF
NYSE Arca, Inc.: DBUK

Xtrackers MSCI All World ex US Hedged Equity ETF
NYSE Arca, Inc.: DBAW

Xtrackers MSCI South Korea Hedged Equity ETF
NYSE Arca, Inc.: DBKO

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Xtrackers MSCI Mexico Hedged Equity ETF
NYSE Arca, Inc.: DBMX

Xtrackers MSCI All World ex US High Dividend Yield Hedged Equity ETF
NYSE Arca, Inc.: HDAW

Xtrackers MSCI EAFE High Dividend Yield Hedged Equity ETF
NYSE Arca, Inc.: HDEF

Xtrackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF
Bats BZX Exchange, Inc.: HDEE

Xtrackers MSCI Eurozone High Dividend Yield Hedged Equity ETF
Bats BZX Exchange, Inc.: HDEZ

Xtrackers MSCI EAFE Small Cap Hedged Equity ETF
Bats BZX Exchange, Inc.: DBES

Xtrackers MSCI Eurozone Hedged Equity ETF
NYSE Arca, Inc.: DBEZ

Xtrackers Japan JPX-Nikkei 400 Equity ETF
NYSE Arca, Inc.: JPN

Xtrackers MSCI Latin America Pacific Alliance ETF*
NYSE Arca, Inc.: PACA

*	As of the date of this Prospectus, Xtrackers MSCI Latin America Pacific Alliance ETF has not begun offering shares.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

i

ii

YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.

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INVESTMENT OBJECTIVE

Xtrackers MSCI Emerging Markets Hedged Equity ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EM US Dollar Hedged Index (the “Underlying Index”).

FEES AND EXPENSES

These are the fees and expenses that you will pay when you buy and hold shares. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee	0.65
Other Expenses	None
Total Annual Fund Operating Expenses	0.65

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$208	$362	$810

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example and can affect the Fund’s performance.

For the fiscal year ended May 31, 2017, the Fund’s portfolio turnover rate was 43%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track emerging market performance while mitigating exposure to fluctuations between the value of the U.S. dollar and the currencies of the countries included in the Underlying Index. The Fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole. The Fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.

As of July 31, 2017, the Underlying Index consisted of 843 securities, with an average market capitalization of approximately $5.85 billion and a minimum market capitalization of approximately $ 524.2 million, from issuers in the following countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates.

The Fund enters into forward currency contracts designed to offset the Fund’s exposure to foreign currencies. The Fund hedges each foreign currency in the portfolio to U.S. dollars by selling the applicable foreign currency forward at the one-month forward rate published by WM/Reuters. The amount of forward contracts in the Fund is based on the aggregate exposure of the Fund and Underlying Index to each non-U.S. currency based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on Fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the

Prospectus October 2, 2017	1	Xtrackers MSCI Emerging Markets Hedged Equity ETF

forward currency contracts may not perfectly offset the actual fluctuations of non-U.S. currencies relative to the U.S. dollar. The Fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in U.S. dollars.

The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of issuers from emerging markets countries and in instruments designed to hedge against the Fund’s exposure to non-U.S. currencies. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of securities of issuers from China (28.5%) and South Korea (15.3%).

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of issuers in the information technology (26.9%) and financial services (23.7%) sectors.

MAIN RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of the Prospectus entitled “Additional Information About the Funds’ Investment Strategies, Underlying Indexes and Risks – Further Discussion of Main Risks” and in the Statement of Additional Information (“SAI”).

Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the Fund makes, which could affect the Fund’s ability to sell them at an attractive price. To the extent the Fund invests in a particular capitalization or sector, the Fund’s performance may be affected by the general performance of that particular capitalization or sector.

Foreign investment risk. The Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the Fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for U.S. investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of U.S. markets. Because foreign exchanges generally are smaller and less liquid than U.S. exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the Fund’s foreign investments.

In addition, the Fund may invest in depositary receipts, which involve similar risks to those associated with investments in foreign securities. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.

Emerging market securities risk. The securities of issuers located in emerging markets tend to be more volatile and less liquid than securities of issuers located in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.

Prospectus October 2, 2017	2	Xtrackers MSCI Emerging Markets Hedged Equity ETF

Small and medium company risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Information technology sector risk. The Fund invests a significant portion of its assets in securities of issuers in the information technology sector in order to track the Underlying Index’s allocation to that sector. The information technology sector includes companies engaged in developing software and providing data processing and outsourced services, along with manufacturing and distributing communications equipment, computers and other electronic equipment and instruments. Information technology companies are particularly vulnerable to government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel. Additionally, the products of information technology companies may face obsolescence due to rapid technological development and frequent new product introduction by competitors. Finally, information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

Financial services sector risk. The Fund invests a significant portion of its assets in securities of issuers in the financial services sector in order to track the Underlying Index’s allocation to that sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and ensuing financial crisis in 2008 resulted, and may continue to result, in an unusually high degree of volatility in the financial markets.

Forward currency contract risk. The Fund enters into forward currency contracts to attempt to minimize the impact of changes in the value of the non-U.S. currencies included in the Underlying Index against the U.S. dollar. These contracts may not be successful. To the extent the Fund’s forward currency contracts are not successful, the

U.S. dollar value of your investment in the Fund may go down. Furthermore, because no changes in the currency weights in the Underlying Index are made during the month to account for changes in the Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of the non-U.S. currencies included in the Underlying Index against the U.S. dollar during the month may affect the value of the Fund’s investment. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the Fund may also go up or down quickly and unpredictably and investors may lose money. NDFs may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the Fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.

Counterparty risk. A financial institution or other counterparty with whom the Fund enters into a forward currency contract or otherwise does business, or that underwrites, distributes or guarantees any other investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund.

Indexing risk. While the exposure of the Underlying Index to its component securities is by definition 100%, the Fund’s effective exposure to Underlying Index securities may vary over time. Because the Fund, as an index fund, is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

Tracking error risk. The performance of the Fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs (including the costs of entering into forward currency contracts on a frequent basis), cash flows and operational inefficiencies. The Fund’s return also may diverge from the return of the Underlying Index because the Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, the Fund’s use of a representative sampling approach may cause the

Prospectus October 2, 2017	3	Xtrackers MSCI Emerging Markets Hedged Equity ETF

Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of Underlying Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Underlying Index.

Market price risk. Fund shares are listed for trading on NYSE Arca and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. DBX Advisors LLC (the “Adviser”) cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. However, the Fund may have a limited number of financial institutions that may act as APs or market makers. Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described below under “Purchase and Sale of Fund Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other APs is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in Fund shares. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the Fund may be traded in markets that close at a different time than the NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the Fund.

Geographic concentration risk. To the extent the Underlying Index and the Fund are significantly comprised of securities of issuers from a single country, the Fund would be more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of securities of issuers from China (28.5%) and South Korea (15.3%).

Operational risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Prospectus October 2, 2017	4	Xtrackers MSCI Emerging Markets Hedged Equity ETF

PERFORMANCE INFORMATION

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year, five years and since inception compare with those of the Underlying Index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.Xtrackers.com.

CALENDAR YEAR TOTAL RETURN as of 12/31

The Fund’s year-to-date return was 13.15% as of June 30, 2017.

During the periods shown in the above chart, the Fund’s highest and lowest calendar quarter returns were 9.37% and (13.21)%, respectively, for the quarters ended March 31, 2012 and September 30, 2015.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2016

	1 Year	5 Years	Since Inception June 9, 2011
Returns before taxes	6.10%	0.52%	(2.00)%
Returns after taxes on distributions	5.93%	(0.04)%	(2.58)%
Returns after taxes on distributions and sale of Fund shares	4.01%	0.41%	(1.47)%
MSCI EM US Dollar Hedged Index	7.50%	2.92%	0.38%
MSCI EM Index	11.19%	1.28%	(2.59)%

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the Fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.

MANAGEMENT

Investment Adviser

DBX Advisors LLC

Portfolio Managers

Bryan Richards, Patrick Dwyer, Navid Sohrabi, Shlomo Bassous and Charlotte Cipolletti are portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund. Each portfolio manager functions as a member of a portfolio management team. Messrs. Richards, Dwyer and Sohrabi and Ms. Cipolletti have been portfolio managers of the Fund since 2016. Mr.  Bassous has been a portfolio manager of the Fund since October 2017.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold through a brokerage firm. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with the Fund’s distributor.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax-deferred investment plans, however, may be taxable to you.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus October 2, 2017	5	Xtrackers MSCI Emerging Markets Hedged Equity ETF

INVESTMENT OBJECTIVE

Xtrackers MSCI EAFE Hedged Equity ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EAFE US Dollar Hedged Index (the “Underlying Index”).

FEES AND EXPENSES

These are the fees and expenses that you will pay when you buy and hold shares. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee	0.35
Other Expenses	None
Total Annual Fund Operating Expenses	0.35

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example and can affect the Fund’s performance. For the fiscal year ended May 31, 2017, the Fund’s portfolio turnover rate was 14%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track developed market performance while mitigating exposure to fluctuations between the value of the U.S. dollar and the currencies of the countries included in the Underlying Index. The Fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole. The Fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.

As of July 31, 2017, the Underlying Index consisted of 926 securities, with an average market capitalization of approximately $15.22 billion and a minimum market capitalization of approximately $1.22 billion, from issuers in the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The Fund enters into forward currency contracts designed to offset the Fund’s exposure to foreign currencies. The Fund hedges each foreign currency in the portfolio to U.S. dollars by selling the applicable foreign currency forward at the one-month forward rate published by WM/Reuters. The amount of forward contracts in the Fund is based on the aggregate exposure of the Fund and Underlying Index to each non-U.S. currency based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on Fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of non-U.S. currencies relative to the U.S. dollar. The Fund may use non-deliverable forward

Prospectus October 2, 2017	6	Xtrackers MSCI EAFE Hedged Equity ETF

(“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in U.S. dollars.

The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of issuers from Europe, Australia and the Far East and in instruments designed to hedge against the Fund’s exposure to non-U.S. currencies. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of securities of issuers from Japan (23.2%) and the United Kingdom (19.6%).

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of issuers in the financial services sector (21.9%).

MAIN RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of the Prospectus entitled “Additional Information About the Funds’ Investment Strategies, Underlying Indexes and Risks – Further Discussion of Main Risks” and in the Statement of Additional Information (“SAI”).

Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the Fund makes, which could affect the Fund’s ability to sell them at an attractive price. To the extent the Fund invests in a particular capitalization or sector, the Fund’s performance may be affected by the general performance of that particular capitalization or sector.

Foreign investment risk. The Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the Fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for U.S. investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of U.S. markets. Because foreign exchanges generally are smaller and less liquid than U.S. exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the Fund’s foreign investments.

In addition, the Fund may invest in depositary receipts, which involve similar risks to those associated with investments in foreign securities. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.

European economic risk. The Economic and Monetary Union (the “EMU”) of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in

Prospectus October 2, 2017	7	Xtrackers MSCI EAFE Hedged Equity ETF

countries other than those listed in the previous sentence). These events have adversely affected the exchange rate of the euro, the common currency of certain EU countries, and may continue to significantly affect every country in Europe, including countries that do not use the euro. In June 2016, the United Kingdom approved a referendum to leave the EU, creating economic and political uncertainty in its wake. Significant uncertainty exists regarding the timing of the United Kingdom’s anticipated withdrawal from the EU and the effects such withdrawal will have on economies, financial markets and asset valuations in the EU and around the world.

Small and medium company risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Financial services sector risk. The Fund invests a significant portion of its assets in securities of issuers in the financial services sector in order to track the Underlying Index’s allocation to that sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and ensuing financial crisis in 2008 resulted, and may continue to result, in an unusually high degree of volatility in the financial markets.

Forward currency contract risk. The Fund enters into forward currency contracts to attempt to minimize the impact of changes in the value of the non-U.S. currencies included in the Underlying Index against the U.S. dollar. These contracts may not be successful. To the extent the Fund’s forward currency contracts are not successful, the U.S. dollar value of your investment in the Fund may go down. Furthermore, because no changes in the currency weights in the Underlying Index are made during the month to account for changes in the Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of the non-U.S. currencies included in the Underlying Index against the U.S. dollar during the month may affect the value of the Fund’s investment. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the Fund may also go up or down quickly and unpredictably and investors may lose money. NDFs may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the Fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.

Counterparty risk. A financial institution or other counterparty with whom the Fund enters into a forward currency contract or otherwise does business, or that underwrites, distributes or guarantees any other investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund.

Indexing risk. While the exposure of the Underlying Index to its component securities is by definition 100%, the Fund’s effective exposure to Underlying Index securities may vary over time. Because the Fund, as an index fund, is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

Tracking error risk. The performance of the Fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs (including the costs of entering into forward currency contracts on a frequent basis), cash flows and operational inefficiencies. The Fund’s return also may diverge from the return of the Underlying Index because the Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

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In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of Underlying Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Underlying Index.

Market price risk. Fund shares are listed for trading on NYSE Arca and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. DBX Advisors LLC (the “Adviser”) cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. However, the Fund may have a limited number of financial institutions that may act as APs or market makers. Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described below under “Purchase and Sale of Fund Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other APs is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in Fund shares. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the Fund may be traded in markets that close at a different time than the NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the Fund.

Geographic concentration risk. To the extent the Underlying Index and the Fund are significantly comprised of securities of issuers from a single country, the Fund would be more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of securities of issuers from Japan (23.2%) and the United Kingdom (19.6%).

Operational risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

PERFORMANCE INFORMATION

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year, five years and since inception compare with those of the Underlying Index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the

Prospectus October 2, 2017	9	Xtrackers MSCI EAFE Hedged Equity ETF

Fund will perform in the future. Updated performance information is available on the Fund’s website at www.Xtrackers.com.

CALENDAR YEAR TOTAL RETURN as of 12/31

The Fund’s year-to-date return was 8.23% as of June 30, 2017.

During the periods shown in the above chart, the Fund’s highest and lowest calendar quarter returns were 10.75% and (9.00)%, respectively, for the quarters ended March 31, 2012 and September 30, 2015.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2016

	1 Year	5 Years	Since Inception June 9, 2011
Returns before taxes	5.75%	11.59%	8.05%
Returns after taxes on distributions	5.14%	10.15%	6.79%
Returns after taxes on distributions and sale of Fund shares	3.81%	9.07%	6.21%
MSCI EAFE US Dollar Hedged Index	6.15%	11.89%	8.51%
MSCI EAFE Index	1.00%	6.53%	2.76%

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the Fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.

MANAGEMENT

Investment Adviser

DBX Advisors LLC

Portfolio Managers

Bryan Richards, Patrick Dwyer, Navid Sohrabi, Shlomo Bassous and Charlotte Cipolletti are portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund. Each portfolio manager functions as a member of a portfolio management team. Messrs. Richards, Dwyer and Sohrabi and Ms. Cipolletti have been portfolio managers of the Fund since 2016. Mr. Bassous has been a portfolio manager of the Fund since October 2017.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold through a brokerage firm. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 200,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with the Fund’s distributor.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax-deferred investment plans, however, may be taxable to you.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE

Xtrackers MSCI Brazil Hedged Equity ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Brazil US Dollar Hedged Index (the “Underlying Index”).

FEES AND EXPENSES

These are the fees and expenses that you will pay when you buy and hold shares. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee	0.60
Other Expenses	None
Total Annual Fund Operating Expenses	0.60

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$61	$192	$335	$750

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example and can affect the Fund’s performance. For the fiscal year ended May 31, 2017, the Fund’s portfolio turnover rate was 28%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of the Brazilian equity market while mitigating exposure to fluctuations between the value of the U.S. dollar and the Brazilian real. The Fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole. The Fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.

As of July 31, 2017, the Underlying Index consisted of 57 securities, with an average market capitalization of approximately $6.02 billion and a minimum market capitalization of approximately $767.3 million.

The Fund enters into forward currency contracts designed to offset the Fund’s exposure to the Brazilian real. The Fund hedges the Brazilian real to the U.S. dollar by selling Brazilian real currency forwards at the one-month forward rate published by WM/Reuters. The amount of forward contracts in the Fund is based on the aggregate exposure of the Fund and Underlying Index to the Brazilian real based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on Fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of the Brazilian real relative to the U.S. dollar. The Fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the

Prospectus October 2, 2017	11	Xtrackers MSCI Brazil Hedged Equity ETF

contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in U.S. dollars.

The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of Brazilian issuers and in instruments designed to hedge against the Fund’s exposure to the Brazilian real. As of July 31, 2017, the Underlying Index was solely comprised of securities of issuers from Brazil.

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of issuers in the financial services (35.5%) sector.

MAIN RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of the Prospectus entitled “Additional Information About the Funds’ Investment Strategies, Underlying Indexes and Risks – Further Discussion of Main Risks” and in the Statement of Additional Information (“SAI”).

Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the Fund makes, which could affect the Fund’s ability to sell them at an attractive price. To the extent the Fund invests in a particular capitalization or sector, the Fund’s performance may be affected by the general performance of that particular capitalization or sector.

Foreign investment risk. The Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the Fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for U.S. investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of U.S. markets. Because foreign exchanges generally are smaller and less liquid than U.S. exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the Fund’s foreign investments.

In addition, the Fund may invest in depositary receipts, which involve similar risks to those associated with investments in foreign securities. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.

Emerging market securities risk. The securities of issuers located in emerging markets tend to be more volatile and less liquid than securities of issuers located in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.

Risks related to investing in Brazil. Investments in securities of Brazilian companies are subject to regulatory and economic interventions that the Brazilian government has frequently exercised in the past, including the setting of wage and price controls, blocking access to bank accounts, imposing exchange controls and limiting imports. In addition, the Brazilian securities markets may be subject to greater market volatility, lower trading volume, greater risk of market shut down, higher transactional and custody costs, decreased market liquidity and various administrative difficulties, such as delays in clearing and settling portfolio transactions. The Brazilian government has often changed monetary, taxation, credit, tariff and other policies to influence the core of Brazil’s economy. Investments are also subject to certain restrictions on foreign investment as provided by Brazilian law. The market for Brazilian securities is directly influenced by the

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flow of international capital, and economic and market conditions of certain countries, especially emerging market countries. The Brazilian economy has historically been subject to high rates of inflation and a high level of debt, all of which may stifle economic growth. Brazil’s economy has recently experienced sluggish economic growth due to, among other things, weak consumer spending, political turmoil, high rates of inflation and low commodity prices. Brazil suffers from chronic structural public sector deficits. The Brazilian government has privatized or is in the process of privatizing certain entities, notably in the telecommunications and energy sectors. Certain of these privatized entities have suffered losses due to, among other things, the inability to adjust to a competitive environment.

Brazil is heavily dependent on exports to its trading partners, including the United States, China and other countries in Central and South America, and reduction in spending on Brazilian products or adverse economic events in any of these countries may impact the Brazilian economy. Despite rapid development in recent years, Brazil still suffers from high levels of corruption, crime and income disparity. There is the possibility that such conditions may lead to social unrest and political upheaval in the future, which may have adverse effects on the Fund’s investments.

Small and medium company risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Financial services sector risk. The Fund invests a significant portion of its assets in securities of issuers in the financial services sector in order to track the Underlying Index’s allocation to that sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and ensuing financial crisis in 2008 resulted, and may continue to result, in an unusually high degree of volatility in the financial markets.

Forward currency contract risk. The Fund enters into forward currency contracts to attempt to minimize the impact of changes in the value of the Brazilian real against the U.S. dollar. These contracts may not be successful. To the extent the Fund’s forward currency contracts are not successful, the U.S. dollar value of your investment in the Fund may go down. Furthermore, because no changes in the currency weights in the Underlying Index are made during the month to account for changes in the Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of the Brazilian real against the U.S. dollar during the month may affect the value of the Fund’s investment. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the Fund may also go up or down quickly and unpredictably and investors may lose money. NDFs may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the Fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.

Counterparty risk. A financial institution or other counterparty with whom the Fund enters into a forward currency contract or otherwise does business, or that underwrites, distributes or guarantees any other investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund.

Indexing risk. While the exposure of the Underlying Index to its component securities is by definition 100%, the Fund’s effective exposure to Underlying Index securities may vary over time. Because the Fund, as an index fund, is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

Tracking error risk. The performance of the Fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs (including the costs of entering into forward currency contracts on a frequent basis), cash flows and operational inefficiencies. The Fund’s return also may diverge from the return of the Underlying Index because the Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the

Prospectus October 2, 2017	13	Xtrackers MSCI Brazil Hedged Equity ETF

Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of Underlying Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Underlying Index.

Market price risk. Fund shares are listed for trading on NYSE Arca and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. DBX Advisors LLC (the “Adviser”) cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. However, the Fund may have a limited number of financial institutions that may act as APs or market makers. Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described below under “Purchase and Sale of Fund Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other APs is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in Fund shares. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the Fund may be traded in markets that close at a different time than the NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the Fund.

Country concentration risk. Because the Fund invests all or a significant portion of its assets in the securities of a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance.

Cash transactions risk. Unlike most other ETFs, the Fund expects to effect its creations and redemptions principally for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time. This may cause the Fund to recognize gains or losses that it might not have incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in

Prospectus October 2, 2017	14	Xtrackers MSCI Brazil Hedged Equity ETF

kind. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on an exchange.

Operational risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Non-diversification risk. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

PERFORMANCE INFORMATION

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year, five years and since inception compare with those of the Underlying Index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.Xtrackers.com.

CALENDAR YEAR TOTAL RETURN as of 12/31

The Fund’s year-to-date return was 0.17% as of June 30, 2017.

During the periods shown in the above chart, the Fund’s highest and lowest calendar quarter returns were 14.01% and (17.06)% respectively, for the quarters ended March 31, 2016 and September 30, 2015.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2016

	1 Year	5 Years	Since Inception June 9, 2011
Returns before taxes	26.37%	(4.44)%	(5.98)%
Returns after taxes on distributions	26.17%	(7.80)%	(9.09)%
Returns after taxes on distributions and sale of Fund shares	14.95%	(4.22)%	(5.16)%
MSCI Brazil US Dollar Hedged Index	27.20%	(3.58)%	(4.65)%
MSCI Brazil Index	66.24%	(6.79)%	(9.63)%

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the Fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.

MANAGEMENT

Investment Adviser

DBX Advisors LLC

Portfolio Managers

Bryan Richards, Patrick Dwyer, Navid Sohrabi, Shlomo Bassous and Charlotte Cipolletti are portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund. Each portfolio manager functions as a member of a portfolio management team. Messrs. Richards, Dwyer and Sohrabi and Ms. Cipolletti have been portfolio managers of the Fund since 2016. Mr. Bassous has been a portfolio manager of the Fund since October 2017.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold through a brokerage firm. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with the Fund’s distributor.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, except when your

Prospectus October 2, 2017	15	Xtrackers MSCI Brazil Hedged Equity ETF

investment is an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax-deferred investment plans, however, may be taxable to you.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus October 2, 2017	16	Xtrackers MSCI Brazil Hedged Equity ETF

INVESTMENT OBJECTIVE

The Xtrackers MSCI Germany Hedged Equity ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Germany US Dollar Hedged Index (the “Underlying Index”).

FEES AND EXPENSES

These are the fees and expenses that you will pay when you buy and hold shares. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee	0.45
Other Expenses	None
Total Annual Fund Operating Expenses	0.45

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example and can affect the Fund’s performance.

For the fiscal year ended May 31, 2017, the Fund’s portfolio turnover rate was 12%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of the German equity market while mitigating exposure to fluctuations between the value of the U.S. dollar and the euro. The Fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole. The Fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.

As of July 31, 2017, the Underlying Index consisted of 58 securities, with an average market capitalization of approximately $22.8 billion and a minimum market capitalization of approximately $2.31 billion.

The Fund enters into forward currency contracts designed to offset the Fund’s exposure to the euro. The Fund hedges the euro to the U.S. dollar by selling euro currency forwards at the one-month forward rate published by WM/Reuters. The amount of forward contracts in the Fund is based on the aggregate exposure of the Fund and Underlying Index to the euro based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on Fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of the euro relative to the U.S. dollar. The Fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward

Prospectus October 2, 2017	17	Xtrackers MSCI Germany Hedged Equity ETF

contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in U.S. dollars.

The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of German issuers and in instruments designed to hedge against the Fund’s exposure to the euro. As of July 31, 2017, the Underlying Index was solely comprised of securities of issuers from Germany.

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of issuers in the consumer discretionary (18.1%) and financial services (15.9%) sectors.

MAIN RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of the Prospectus entitled “Additional Information About the Funds’ Investment Strategies, Underlying Indexes and Risks – Further Discussion of Main Risks” and in the Statement of Additional Information (“SAI”).

Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the Fund makes, which could affect the Fund’s ability to sell them at an attractive price. To the extent the Fund invests in a particular capitalization or sector, the Fund’s performance may be affected by the general performance of that particular capitalization or sector.

Foreign investment risk. The Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the Fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for U.S. investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of U.S. markets. Because foreign exchanges generally are smaller and less liquid than U.S. exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the Fund’s foreign investments.

In addition, the Fund may invest in depositary receipts, which involve similar risks to those associated with investments in foreign securities. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.

Risks related to investing in Germany. The German economy is dependent on the other countries in Europe as key trade partners. Exports account for more than one-third of Germany’s output and are a key element in German economic expansion. Reduction in spending by European countries on German products and services or negative changes in any of these countries may cause an adverse impact on the German economy. In addition, the U.S. is a large trade and investment partner of Germany. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may also have an adverse impact on the German economy.

Investing in German issuers involves political, social and regulatory risks. Certain sectors and regions of Germany have experienced high unemployment and social unrest. These issues may have an adverse affect on the German economy or the German industries or sectors in which the Fund invests. Heavy regulation of labor and product markets is pervasive in Germany. These regulations may stifle economic growth or result in extended recessionary periods.

Prospectus October 2, 2017	18	Xtrackers MSCI Germany Hedged Equity ETF

European economic risk. The Economic and Monetary Union (the “EMU”) of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in countries other than those listed in the previous sentence). These events have adversely affected the exchange rate of the euro, the common currency of certain EU countries, and may continue to significantly affect every country in Europe, including countries that do not use the euro. In June 2016, the United Kingdom approved a referendum to leave the EU, creating economic and political uncertainty in its wake. Significant uncertainty exists regarding the timing of the United Kingdom’s anticipated withdrawal from the EU and the effects such withdrawal will have on economies, financial markets and asset valuations in the EU and around the world.

Small and medium company risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Consumer discretionary sector risk. The Fund invests a significant portion of its assets in securities issued by companies in the consumer discretionary sector in order to track the Underlying Index’s allocation to that sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Financial services sector risk. The Fund invests a significant portion of its assets in securities of issuers in the financial services sector in order to track the Underlying Index’s allocation to that sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and ensuing financial crisis in 2008 resulted, and may continue to result, in an unusually high degree of volatility in the financial markets.

Forward currency contract risk. The Fund enters into forward currency contracts to attempt to minimize the impact of changes in the value of the euro against the U.S. dollar. These contracts may not be successful. To the extent the Fund’s forward currency contracts are not successful, the U.S. dollar value of your investment in the Fund may go down. Furthermore, because no changes in the currency weights in the Underlying Index are made during the month to account for changes in the Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of the euro against the U.S. dollar during the month may affect the value of the Fund’s investment. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the Fund may also go up or down quickly and unpredictably and investors may lose money. NDFs may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the Fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.

Counterparty risk. A financial institution or other counterparty with whom the Fund enters into a forward currency contract or otherwise does business, or that underwrites, distributes or guarantees any other investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund.

Indexing risk. While the exposure of the Underlying Index to its component securities is by definition 100%, the Fund’s effective exposure to Underlying Index securities may vary over time. Because the Fund, as an index fund, is designed to maintain a high level of exposure to its

Prospectus October 2, 2017	19	Xtrackers MSCI Germany Hedged Equity ETF

Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

Tracking error risk. The performance of the Fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs (including the costs of entering into forward currency contracts on a frequent basis), cash flows and operational inefficiencies. The Fund’s return also may diverge from the return of the Underlying Index because the Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of Underlying Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Underlying Index.

Market price risk. Fund shares are listed for trading on NYSE Arca and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. DBX Advisors LLC (the “Adviser”) cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. However, the Fund may have a limited number of financial institutions that may act as APs or market makers. Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described below under “Purchase and Sale of Fund Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other APs is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in Fund shares. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the Fund may be traded in markets that close at a different time than the NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the Fund.

Country concentration risk. Because the Fund invests all or a significant portion of its assets in the securities of a

Prospectus October 2, 2017	20	Xtrackers MSCI Germany Hedged Equity ETF

single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance.

Operational risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Non-diversification risk. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

PERFORMANCE INFORMATION

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year, five years and since inception compare with those of the Underlying Index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.Xtrackers.com.

CALENDAR YEAR TOTAL RETURN as of 12/31

The Fund’s year-to-date return was 7.61% as of June 30, 2017.

During the periods shown in the above chart, the Fund’s highest and lowest calendar quarter returns were 20.94% and (11.26)%, respectively, for the quarters ended March 31, 2015 and September 30, 2015.

AVERAGE ANNUAL TOTAL RETURNS*

For the periods ended December 31, 2016

	1 Year	5 Years	Since Inception June 9, 2011
Returns before taxes	7.28%	8.06%	5.34%
Returns after taxes on distributions	6.72%	6.46%	3.89%
Returns after taxes on distributions and sale of Fund shares	4.86%	5.87%	3.77%
MSCI Germany US Dollar Hedged Index	7.59%	8.39%	5.70%
MSCI Germany Index	2.75%	3.57%	0.71%

*	Effective May 31, 2013, changes were made to the Fund’s investment objective. Prior to May 31, 2013, the Fund was known as dbx-trackers MSCI Canada Hedged Equity Fund (DBCN). Returns reflect performance for DBCN and its underlying hedged and unhedged indices through May 31, 2013.

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the Fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.

MANAGEMENT

Investment Adviser

DBX Advisors LLC

Portfolio Managers

Bryan Richards, Patrick Dwyer, Navid Sohrabi, Shlomo Bassous and Charlotte Cipolletti are portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund. Each portfolio manager functions as a member of a portfolio management team. Messrs. Richards, Dwyer and Sohrabi and Ms. Cipolletti have been portfolio managers of the Fund since 2016. Mr. Bassous has been a portfolio manager of the Fund since October 2017.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold through a brokerage firm. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with the Fund’s distributor.

Prospectus October 2, 2017	21	Xtrackers MSCI Germany Hedged Equity ETF

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax-deferred investment plans, however, may be taxable to you.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus October 2, 2017	22	Xtrackers MSCI Germany Hedged Equity ETF

INVESTMENT OBJECTIVE

The Xtrackers MSCI Japan Hedged Equity ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Japan US Dollar Hedged Index (the “Underlying Index”).

FEES AND EXPENSES

These are the fees and expenses that you will pay when you buy and hold shares. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee	0.45
Other Expenses	None
Total Annual Fund Operating Expenses	0.45

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example and can affect the Fund’s performance.

For the fiscal year ended May 31, 2017, the Fund’s portfolio turnover rate was 22%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of the Japanese equity market while mitigating exposure to fluctuations between the value of the U.S. dollar and the Japanese yen. The Fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole. The Fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.

As of July 31, 2017, the Underlying Index consisted of 320 securities, with an average market capitalization of approximately $10.23 billion and a minimum market capitalization of approximately $1.31 billion.

The Fund enters into forward currency contracts designed to offset the Fund’s exposure to the Japanese yen. The Fund hedges the Japanese yen to the U.S. dollar by selling Japanese yen currency forwards at the one-month forward rate published by WM/Reuters. The amount of forward contracts in the Fund is based on the aggregate exposure of the Fund and Underlying Index to the Japanese yen based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on Fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of the Japanese yen relative to the U.S. dollar. The Fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as

Prospectus October 2, 2017	23	Xtrackers MSCI Japan Hedged Equity ETF

opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in U.S. dollars.

The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of Japanese issuers and in instruments designed to hedge against the Fund’s exposure to the Japanese yen. As of July 31, 2017, the Underlying Index was solely comprised of securities of issuers from Japan.

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of issuers in the industrials (20.5%) and consumer discretionary (20.2%) sectors.

MAIN RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of the Prospectus entitled “Additional Information About the Funds’ Investment Strategies, Underlying Indexes and Risks – Further Discussion of Main Risks” and in the Statement of Additional Information (“SAI”).

Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the Fund makes, which could affect the Fund’s ability to sell them at an attractive price. To the extent the Fund invests in a particular capitalization or sector, the Fund’s performance may be affected by the general performance of that particular capitalization or sector.

Foreign investment risk. The Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the Fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for U.S. investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of U.S. markets. Because foreign exchanges generally are smaller and less liquid than U.S. exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the Fund’s foreign investments.

In addition, the Fund may invest in depositary receipts, which involve similar risks to those associated with investments in foreign securities. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.

Risks related to investing in Japan. The growth of Japan’s economy has historically lagged behind that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. China has become an important trading partner with Japan, yet the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes and tsunamis and is economically sensitive to environmental events. Any such event, such as the major earthquake and tsunami which struck Japan in March 2011, could result in a significant adverse impact on the Japanese economy. Japan may be subject to risks relating to political, economic and labor risks. Any of these risks, individually or in the aggregate, could adversely affect investments in the Fund. Japan also remains heavily dependent on oil imports, and higher commodity prices

Prospectus October 2, 2017	24	Xtrackers MSCI Japan Hedged Equity ETF

could therefore have a negative impact on the economy. Furthermore, Japanese corporations often engage in high levels of corporate leveraging, extensive cross-purchases of the securities of other corporations and are subject to a changing corporate governance structure. In addition, the Japanese securities markets may be subject to greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity, political instability and various administrative difficulties, such as delays in clearing and settling portfolio transactions.

Small and medium company risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Consumer discretionary sector risk. The Fund invests a significant portion of its assets in securities issued by companies in the consumer discretionary sector in order to track the Underlying Index’s allocation to that sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Industrials sector risk. The Fund invests a significant portion of its assets in securities issued by companies in the industrials sector in order to track the Underlying Index’s allocation to that sector. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Because as currently constituted the industrials sector represents a significant portion of the Underlying Index, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

Forward currency contract risk. The Fund enters into forward currency contracts to attempt to minimize the impact of changes in the value of the Japanese yen against the U.S. dollar. These contracts may not be successful. To the extent the Fund’s forward currency contracts are not successful, the U.S. dollar value of your investment in the Fund may go down. Furthermore, because no changes in the currency weights in the Underlying Index are made during the month to account for changes in the Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of the Japanese yen against the U.S. dollar during the month may affect the value of the Fund’s investment. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the Fund may also go up or down quickly and unpredictably and investors may lose money. NDFs may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the Fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.

Counterparty risk. A financial institution or other counterparty with whom the Fund enters into a forward currency contract or otherwise does business, or that underwrites, distributes or guarantees any other investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund.

Indexing risk. While the exposure of the Underlying Index to its component securities is by definition 100%, the Fund’s effective exposure to Underlying Index securities may vary over time. Because the Fund, as an index fund, is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

Tracking error risk. The performance of the Fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs (including the costs of entering into forward currency contracts on a frequent basis), cash flows and operational inefficiencies. The Fund’s return also may diverge from the return of the Underlying Index because the Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the

Prospectus October 2, 2017	25	Xtrackers MSCI Japan Hedged Equity ETF

return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of Underlying Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Underlying Index.

Market price risk. Fund shares are listed for trading on NYSE Arca and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. DBX Advisors LLC (the “Adviser”) cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. However, the Fund may have a limited number of financial institutions that may act as APs or market makers. Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described below under “Purchase and Sale of Fund Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other APs is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in Fund shares. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the Fund may be traded in markets that close at a different time than the NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the Fund.

Country concentration risk. Because the Fund invests all or a significant portion of its assets in the securities of a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance.

Operational risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce

Prospectus October 2, 2017	26	Xtrackers MSCI Japan Hedged Equity ETF

these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

PERFORMANCE INFORMATION

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year, five years and since inception compare with those of the Underlying Index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.Xtrackers.com.

CALENDAR YEAR TOTAL RETURN as of 12/31

The Fund’s year-to-date return was 6.34% as of June 30, 2017.

During the periods shown in the above chart, the Fund’s highest and lowest calendar quarter returns were 20.65% and (13.86)%, respectively, for the quarters ended March 31, 2013 and September 30, 2015.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2016

	1 Year	5 Years	Since Inception June 9, 2011
Returns before taxes	(2.00)%	15.88%	11.68%
Returns after taxes on distributions	(2.13)%	14.30%	10.29%
Returns after taxes on distributions and sale of Fund shares	(0.78)%	12.24%	8.86%
MSCI Japan US Dollar Hedged Index	(1.22)%	16.58%	12.46%
MSCI Japan Index	2.38%	8.17%	5.84%

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the Fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.

MANAGEMENT

Investment Adviser

DBX Advisors LLC

Portfolio Managers

Bryan Richards, Patrick Dwyer, Navid Sohrabi, Shlomo Bassous and Charlotte Cipolletti are portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund. Each portfolio manager functions as a member of a portfolio management team. Messrs. Richards, Dwyer and Sohrabi and Ms. Cipolletti have been portfolio managers of the Fund since 2016. Mr. Bassous has been a portfolio manager of the Fund since October 2017.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold through a brokerage firm. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with the Fund’s distributor.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax-deferred investment plans, however, may be taxable to you.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus October 2, 2017	27	Xtrackers MSCI Japan Hedged Equity ETF

INVESTMENT OBJECTIVE

Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Asia Pacific ex Japan US Dollar Hedged Index (the “Underlying Index”).

FEES AND EXPENSES

These are the fees and expenses that you will pay when you buy and hold shares. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee	0.60
Other Expenses	None
Total Annual Fund Operating Expenses	0.60

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$61	$192	$335	$750

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example and can affect the Fund’s performance.

For the fiscal year ended May 31, 2017, the Fund’s portfolio turnover rate was 14%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track developed and emerging market performance in the Asia Pacific region (excluding Japan) while mitigating exposure to fluctuations between the value of the U.S. dollar and the currencies of the countries included in the Underlying Index. The Fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole. The Fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.

As of July 31, 2017, the Underlying Index consisted of 714 securities, with an average market capitalization of approximately $7.43 billion and a minimum market capitalization of approximately $524.2 million, from issuers in the following countries: Australia, China, Hong Kong, India, Indonesia, Malaysia, New Zealand, Philippines, Singapore, South Korea, Taiwan and Thailand.

The Fund enters into forward currency contracts designed to offset the Fund’s exposure to foreign currencies. The Fund hedges each foreign currency in the portfolio to U.S. dollars by selling the applicable foreign currency forward at the one-month forward rate published by WM/Reuters. The amount of forward contracts in the Fund is based on the aggregate exposure of the Fund and Underlying Index to each non-U.S. currency based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on Fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the

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actual fluctuations of non-U.S. currencies relative to the U.S. dollar. The Fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in U.S. dollars.

The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of issuers from the Asia Pacific region (excluding Japan) and in instruments designed to hedge against the Fund’s exposure to non-U.S. currencies. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of securities of issuers from China (26.5%) and Australia (21.0%).

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31 2017, a significant percentage of the Underlying Index was comprised of issuers in the financial services (27.2%) and information technology (25.0%) sectors.

MAIN RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of the Prospectus entitled “Additional Information About the Funds’ Investment Strategies, Underlying Indexes and Risks – Further Discussion of Main Risks” and in the Statement of Additional Information (“SAI”).

Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the Fund makes, which could affect the Fund’s ability to sell them at an attractive price. To the extent the Fund invests in a particular capitalization or sector, the Fund’s performance may be affected by the general performance of that particular capitalization or sector.

Foreign investment risk. The Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the Fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for U.S. investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of U.S. markets. Because foreign exchanges generally are smaller and less liquid than U.S. exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the Fund’s foreign investments.

In addition, the Fund may invest in depositary receipts, which involve similar risks to those associated with investments in foreign securities. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.

Emerging market securities risk. The securities of issuers located in emerging markets tend to be more volatile and less liquid than securities of issuers located in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.

Risks related to investing in Asia. Investment in securities of issuers in Asia involves risks and special considerations not typically associated with investment in the U.S. securities markets. Certain Asian economies have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Many Asian economies have experienced rapid growth

Prospectus October 2, 2017	29	Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF

and industrialization, and there is no assurance that this growth rate will be maintained.

During the recent global recession, many of the export-driven Asian economies experienced the effects of the economic slowdown in the United States and Europe, and certain Asian governments implemented stimulus plans, low-rate monetary policies and currency devaluations. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of Asian countries in which the Fund invests. Many Asian countries are subject to political risk, including corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. These risks, among others, may adversely affect the value of the Fund’s investments.

Small and medium company risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Financial services sector risk. The Fund invests a significant portion of its assets in securities of issuers in the financial services sector in order to track the Underlying Index’s allocation to that sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and ensuing financial crisis in 2008 resulted, and may continue to result, in an unusually high degree of volatility in the financial markets.

Information technology sector risk. The Fund invests a significant portion of its assets in securities of issuers in the information technology sector in order to track the Underlying Index’s allocation to that sector. The information technology sector includes companies engaged in developing software and providing data processing and outsourced services, along with manufacturing and distributing communications equipment, computers and other electronic equipment and

instruments. Information technology companies are particularly vulnerable to government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel. Additionally, the products of information technology companies may face obsolescence due to rapid technological development and frequent new product introduction by competitors. Finally, information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

Forward currency contract risk. The Fund enters into forward currency contracts to attempt to minimize the impact of changes in the value of the non-U.S. currencies included in the Underlying Index against the U.S. dollar. These contracts may not be successful. To the extent the Fund’s forward currency contracts are not successful, the U.S. dollar value of your investment in the Fund may go down. Furthermore, because no changes in the currency weights in the Underlying Index are made during the month to account for changes in the Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of the non-U.S. currencies included in the Underlying Index against the U.S. dollar during the month may affect the value of the Fund’s investment. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the Fund may also go up or down quickly and unpredictably and investors may lose money. NDFs may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the Fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.

Counterparty risk. A financial institution or other counterparty with whom the Fund enters into a forward currency contract or otherwise does business, or that underwrites, distributes or guarantees any other investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund.

Indexing risk. While the exposure of the Underlying Index to its component securities is by definition 100%, the Fund’s effective exposure to Underlying Index securities may vary over time. Because the Fund, as an index fund, is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

Prospectus October 2, 2017	30	Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF

Tracking error risk. The performance of the Fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs (including the costs of entering into forward currency contracts on a frequent basis), cash flows and operational inefficiencies. The Fund’s return also may diverge from the return of the Underlying Index because the Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of Underlying Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Underlying Index.

Market price risk. Fund shares are listed for trading on NYSE Arca and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. DBX Advisors LLC (the “Adviser”) cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. However, the Fund may have a limited number of financial institutions that may act as APs or market makers. Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described below under “Purchase and Sale of Fund Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other APs is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in Fund shares. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the Fund may be traded in markets that close at a different time than the NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the Fund.

Geographic concentration risk. To the extent the Underlying Index and the Fund are significantly comprised of securities of issuers from a single country, the Fund would be more likely to be impacted by events or

Prospectus October 2, 2017	31	Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF

conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of securities of issuers from China (26.5%) and Australia (21.0%).

Operational risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

PERFORMANCE INFORMATION

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of the Underlying Index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.Xtrackers.com.

CALENDAR YEAR TOTAL RETURN as of 12/31

The Fund’s year-to-date return was 15.28% as of June 30, 2017.

During the periods shown in the above chart, the Fund’s highest and lowest calendar quarter returns were 7.33% and (13.05)%, respectively, for the quarters ended September 30, 2016 and September 30, 2015.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2016

	1 Year	Since Inception October 1, 2013
Returns before taxes	6.02%	2.49%
Returns after taxes on distributions	5.69%	1.01%
Returns after taxes on distributions and sale of Fund shares	4.06%	1.57%
MSCI Asia Pacific ex Japan US Dollar Hedged Index	6.78%	2.96%
MSCI Asia Pacific ex Japan Index	6.75%	0.53%

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the Fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.

MANAGEMENT

Investment Adviser

DBX Advisors LLC

Portfolio Managers

Bryan Richards, Patrick Dwyer, Navid Sohrabi, Shlomo Bassous and Charlotte Cipolletti are portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund. Each portfolio manager functions as a member of a portfolio management team. Messrs. Richards, Dwyer and Sohrabi and Ms. Cipolletti have been portfolio managers of the Fund since 2016. Mr. Bassous has been a portfolio manager of the Fund since October 2017.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold through a brokerage firm. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with the Fund’s distributor.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is an IRA, 401(k), or other tax-deferred

Prospectus October 2, 2017	32	Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF

investment plan. Any withdrawals you make from such tax-deferred investment plans, however, may be taxable to you.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus October 2, 2017	33	Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF

INVESTMENT OBJECTIVE

Xtrackers MSCI Europe Hedged Equity ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Europe US Dollar Hedged Index (the “Underlying Index”).

FEES AND EXPENSES

These are the fees and expenses that you will pay when you buy and hold shares. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee	0.45
Other Expenses	None
Total Annual Fund Operating Expenses	0.45

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example and can affect the Fund’s performance.

For the fiscal year ended May 31, 2017, the Fund’s portfolio turnover rate was 17%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of the developed markets in Europe, while mitigating exposure to fluctuations between the value of the U.S. dollar and the currencies of the countries included in the Underlying Index. The Fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole. The Fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.

As of July 31, 2017, the Underlying Index consisted of 444 securities, with an average market capitalization of approximately $20.31 billion and a minimum market capitalization of approximately $1.53 billion, from issuers in the following countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom.

The Fund enters into forward currency contracts designed to offset the Fund’s exposure to foreign currencies. The Fund hedges each foreign currency in the portfolio to U.S. dollars by selling the applicable foreign currency forward at the one-month forward rate published by WM/Reuters. The amount of forward contracts in the Fund is based on the aggregate exposure of the Fund and Underlying Index to each non-U.S. currency based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on Fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the

Prospectus October 2, 2017	34	Xtrackers MSCI Europe Hedged Equity ETF

forward currency contracts may not perfectly offset the actual fluctuations of non-U.S. currencies relative to the U.S. dollar. The Fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in U.S. dollars.

The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of issuers from Europe and in instruments designed to hedge against the Fund’s exposure to non-U.S. currencies. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of securities of issuers from the United Kingdom (27.8%) and France (16.3%).

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of issuers in the financial services (21.8%) sector.

MAIN RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of the Prospectus entitled “Additional Information About the Funds’ Investment Strategies, Underlying Indexes and Risks – Further Discussion of Main Risks” and in the Statement of Additional Information (“SAI”).

Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the Fund makes, which could affect the Fund’s ability to sell them at an attractive price. To the extent the Fund invests in a particular capitalization or sector, the Fund’s performance may be affected by the general performance of that particular capitalization or sector.

Foreign investment risk. The Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the Fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for U.S. investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of U.S. markets. Because foreign exchanges generally are smaller and less liquid than U.S. exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the Fund’s foreign investments.

In addition, the Fund may invest in depositary receipts, which involve similar risks to those associated with investments in foreign securities. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.

European economic risk. The Economic and Monetary Union (the “EMU”) of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. A default or debt restructuring by any European country would adversely impact holders of that

Prospectus October 2, 2017	35	Xtrackers MSCI Europe Hedged Equity ETF

country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in countries other than those listed in the previous sentence). These events have adversely affected the exchange rate of the euro, the common currency of certain EU countries, and may continue to significantly affect every country in Europe, including countries that do not use the euro. In June 2016, the United Kingdom approved a referendum to leave the EU, creating economic and political uncertainty in its wake. Significant uncertainty exists regarding the timing of the United Kingdom’s anticipated withdrawal from the EU and the effects such withdrawal will have on economies, financial markets and asset valuations in the EU and around the world.

Financial services sector risk. The Fund invests a significant portion of its assets in securities of issuers in the financial services sector in order to track the Underlying Index’s allocation to that sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and ensuing financial crisis in 2008 resulted, and may continue to result, in an unusually high degree of volatility in the financial markets.

Small and medium company risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Forward currency contract risk. The Fund enters into forward currency contracts to attempt to minimize the impact of changes in the value of the non-U.S. currencies included in the Underlying Index against the U.S. dollar. These contracts may not be successful. To the extent the Fund’s forward currency contracts are not successful, the U.S. dollar value of your investment in the Fund may go down. Furthermore, because no changes in the currency weights in the Underlying Index are made during the month to account for changes in the Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of the non-U.S. currencies included in the Underlying Index against the U.S. dollar during the month may affect the value of the Fund’s investment. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the Fund may also go up or down quickly and unpredictably and investors may lose money. NDFs may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the Fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.

Counterparty risk. A financial institution or other counterparty with whom the Fund enters into a forward currency contract or otherwise does business, or that underwrites, distributes or guarantees any other investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund.

Indexing risk. While the exposure of the Underlying Index to its component securities is by definition 100%, the Fund’s effective exposure to Underlying Index securities may vary over time. Because the Fund, as an index fund, is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

Tracking error risk. The performance of the Fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs (including the costs of entering into forward currency contracts on a frequent basis), cash flows and operational inefficiencies. The Fund’s return also may diverge from the return of the Underlying Index because the Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by

Prospectus October 2, 2017	36	Xtrackers MSCI Europe Hedged Equity ETF

the Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of Underlying Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Underlying Index.

Market price risk. Fund shares are listed for trading on NYSE Arca and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. DBX Advisors LLC (the “Adviser”) cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. However, the Fund may have a limited number of financial institutions that may act as APs or market makers. Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described below under “Purchase and Sale of Fund Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other APs is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in Fund shares. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the Fund may be traded in markets that close at a different time than the NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the Fund.

Geographic concentration risk. To the extent the Underlying Index and the Fund are significantly comprised of securities of issuers from a single country, the Fund would be more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of securities of issuers from the United Kingdom (27.8%) and France (16.3%).

Operational risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

PERFORMANCE INFORMATION

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of the Underlying Index and a broad measure of market performance. The

Prospectus October 2, 2017	37	Xtrackers MSCI Europe Hedged Equity ETF

Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.Xtrackers.com.

CALENDAR YEAR TOTAL RETURN as of 12/31

The Fund’s year-to-date return was 8.77% as of June 30, 2017.

During the periods shown in the above chart, the Fund’s highest and lowest calendar quarter returns were 11.14% and (7.05)%, respectively, for the quarters ended March 31, 2015 and September 30, 2015.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2016

	1 Year	Since Inception October 1, 2013
Returns before taxes	8.15%	6.98%
Returns after taxes on distributions	5.19%	4.87%
Returns after taxes on distributions and sale of Fund shares	5.99%	4.76%
MSCI Europe US Dollar Hedged Index	8.57%	7.37%
MSCI Europe Index	(0.40)%	(0.64)%

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the Fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.

MANAGEMENT

Investment Adviser

DBX Advisors LLC

Portfolio Managers

Bryan Richards, Patrick Dwyer, Navid Sohrabi, Shlomo Bassous and Charlotte Cipolletti are portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund. Each portfolio manager functions as a member of a portfolio management team

.. Messrs. Richards, Dwyer and Sohrabi and Ms. Cipolletti have been portfolio managers of the Fund since 2016. Mr. Bassous has been a portfolio manager of the Fund since October 2017.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold through a brokerage firm. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with the Fund’s distributor.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax-deferred investment plans, however, may be taxable to you.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus October 2, 2017	38	Xtrackers MSCI Europe Hedged Equity ETF

INVESTMENT OBJECTIVE

The Xtrackers MSCI United Kingdom Hedged Equity ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI United Kingdom US Dollar Hedged Index (the “Underlying Index”).

FEES AND EXPENSES

These are the fees and expenses that you will pay when you buy and hold shares. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee	0.45
Other Expenses	None
Total Annual Fund Operating Expenses	0.45

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example and can affect the Fund’s performance.

For the fiscal year ended May 31, 2017, the Fund’s portfolio turnover rate was 35%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of the United Kingdom equity markets, while mitigating exposure to fluctuations between the value of the U.S. dollar and British pound sterling. The Fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole. The Fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.

As of July 31, 2017, the Underlying Index consisted of 109 securities, with an average market capitalization of approximately $23.01 billion and a minimum market capitalization of approximately $1.53 billion.

The Fund enters into forward currency contracts designed to offset the Fund’s exposure to the British pound. The Fund hedges British pound sterling to the U.S. dollar by selling British pound sterling currency forwards at the one-month forward rate published by WM/Reuters. The amount of forward contracts in the Fund is based on the aggregate exposure of the Fund and Underlying Index to the British pound based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on Fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of the British pound relative to the U.S. dollar. The Fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as

Prospectus October 2, 2017	39	Xtrackers MSCI United Kingdom Hedged Equity ETF

opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in U.S. dollars.

The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of issuers from the United Kingdom and in instruments designed to hedge the Fund’s exposure to British pound sterling. As of July 31, 2017, the Underlying Index was solely comprised of securities of issuers from the United Kingdom.

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of issuers in the financial services (22.8%) and consumer staples (18.2%) sectors.

MAIN RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of the Prospectus entitled “Additional Information About the Funds’ Investment Strategies, Underlying Indexes and Risks – Further Discussion of Main Risks” and in the Statement of Additional Information (“SAI”).

Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the Fund makes, which could affect the Fund’s ability to sell them at an attractive price. To the extent the Fund invests in a particular capitalization or sector, the Fund’s performance may be affected by the general performance of that particular capitalization or sector.

Foreign investment risk. The Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the Fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for U.S. investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of U.S. markets. Because foreign exchanges generally are smaller and less liquid than U.S. exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the Fund’s foreign investments.

In addition, the Fund may invest in depositary receipts, which involve similar risks to those associated with investments in foreign securities. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.

Risks related to investing in the United Kingdom. Investments in British issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic health of the United States and other European countries. The British economy, along with certain other European Union (“EU”) economies, experienced a significant economic slowdown during the financial crisis of 2008; certain British financial institutions were severely under-capitalized and required government intervention to survive.

In June 2016, the United Kingdom approved a referendum to leave the EU, creating economic and political uncertainty in its wake. Significant uncertainty exists regarding the timing of the United Kingdom’s anticipated withdrawal from the EU and the effects such withdrawal will have on the United Kingdom’s economy and on markets in the United Kingdom and throughout the world.

Prospectus October 2, 2017	40	Xtrackers MSCI United Kingdom Hedged Equity ETF

Financial services sector risk. The Fund invests a significant portion of its assets in securities of issuers in the financial services sector in order to track the Underlying Index’s allocation to that sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and ensuing financial crisis in 2008 resulted, and may continue to result, in an unusually high degree of volatility in the financial markets.

Consumer staples sector risk. The Fund invests a significant portion of its assets in securities of issuers in the consumer staples sector in order to track the Underlying Index’s allocation to that sector. Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector are also affected by changes in government regulation, global economic, environmental and political events, economic conditions and the depletion of resources. In addition, companies in the consumer staples sector may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions.

Small and medium company risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Forward currency contract risk. The Fund enters into forward currency contracts to attempt to minimize the impact of changes in the value of the euro against the U.S. dollar. These contracts may not be successful. To the extent the Fund’s forward currency contracts are not successful, the U.S. dollar value of your investment in the Fund may go down. Furthermore, because no changes in the currency weights in the Underlying Index are made during the month to account for changes in the Underlying

Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of the euro against the U.S. dollar during the month may affect the value of the Fund’s investment. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the Fund may also go up or down quickly and unpredictably and investors may lose money. NDFs may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the Fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.

Counterparty risk. A financial institution or other counterparty with whom the Fund enters into a forward currency contract or otherwise does business, or that underwrites, distributes or guarantees any other investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund.

Indexing risk. While the exposure of the Underlying Index to its component securities is by definition 100%, the Fund’s effective exposure to Underlying Index securities may vary over time. Because the Fund, as an index fund, is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

Tracking error risk. The performance of the Fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs (including the costs of entering into forward currency contracts on a frequent basis), cash flows and operational inefficiencies. The Fund’s return also may diverge from the return of the Underlying Index because the Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors

Prospectus October 2, 2017	41	Xtrackers MSCI United Kingdom Hedged Equity ETF

in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of Underlying Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Underlying Index.

Market price risk. Fund shares are listed for trading on NYSE Arca and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. DBX Advisors LLC (the “Adviser”) cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. However, the Fund may have a limited number of financial institutions that may act as APs or market makers. Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described below under “Purchase and Sale of Fund Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other APs is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in Fund shares. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the Fund may be traded in markets that close at a different time than the NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the Fund.

Country concentration risk. Because the Fund invests all or a significant portion of its assets in the securities of a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance.

Operational risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

PERFORMANCE INFORMATION

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of the Underlying Index and a broad measure of market performance. The

Prospectus October 2, 2017	42	Xtrackers MSCI United Kingdom Hedged Equity ETF

Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.Xtrackers.com.

CALENDAR YEAR TOTAL RETURN as of 12/31

The Fund’s year-to-date return was 4.71% as of June 30, 2017.

During the periods shown in the above chart, the Fund’s highest and lowest calendar quarter returns were 6.86% and (6.58)%, respectively, for the quarters ended September 30, 2016 and September 30, 2015.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2016

	1 Year	Since Inception October 1, 2013
Returns before taxes	18.11%	5.75%
Returns after taxes on distributions	10.65%	1.96%
Returns after taxes on distributions and sale of Fund shares	13.49%	3.31%
MSCI United Kingdom US Dollar Hedged Index	19.06%	6.45%
MSCI United Kingdom Index	(0.10)%	(1.93)%

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the Fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.

MANAGEMENT

Investment Adviser

DBX Advisors LLC

Portfolio Managers

Bryan Richards, Patrick Dwyer, Navid Sohrabi, Shlomo Bassous and Charlotte Cipolletti are portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund. Each portfolio manager functions as a member of a portfolio management team. Messrs. Richards, Dwyer and Sohrabi and Ms. Cipolletti have been portfolio managers of the Fund since 2016. Mr. Bassous has been a portfolio manager of the Fund since October 2017.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold through a brokerage firm. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with the Fund’s distributor.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax-deferred investment plans, however, may be taxable to you.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE

The Xtrackers MSCI All World ex US Hedged Equity ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI ACWI ex USA US Dollar Hedged Index (the “Underlying Index”).

FEES AND EXPENSES

These are the fees and expenses that you will pay when you buy and hold shares. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee	0.40
Other Expenses	None
Total Annual Fund Operating Expenses	0.40

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$41	$128	$224	$505

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example and can affect the Fund’s performance.

For the fiscal year ended May 31, 2017, the Fund’s portfolio turnover rate was 15%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of equity securities in developed and emerging stock markets (excluding the United States), while mitigating exposure to fluctuations between the value of the U.S. dollar and the currencies of the countries included in the Underlying Index. The Fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole. The Fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.

As of July 31, 2017, the Underlying Index consisted of 1863 securities, with an average market capitalization of approximately $10.94 billion and a minimum market capitalization of approximately $524.2 million, from issuers in the following countries: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Arab Emirates and the United Kingdom.

The Fund enters into forward currency contracts designed to offset the Fund’s exposure to foreign currencies. The Fund hedges each foreign currency in the portfolio to U.S. dollars by selling the applicable foreign currency forward at the one-month forward rate published by WM/Reuters. The amount of forward contracts in the Fund is based on

Prospectus October 2, 2017	44	Xtrackers MSCI All World ex US Hedged Equity ETF

the aggregate exposure of the Fund and Underlying Index to each non-U.S. currency based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on Fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of non-U.S. currencies relative to the U.S. dollar. The Fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in U.S. dollars.

The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of issuers from countries other than the United States and in instruments designed to hedge against the Fund’s exposure to non-U.S. currencies. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of securities of issuers from Japan (16.1%).

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of issuers in the financial services sector (23.7%).

MAIN RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of the Prospectus entitled “Additional Information About the Funds’ Investment Strategies, Underlying Indexes and Risks – Further Discussion of Main Risks” and in the Statement of Additional Information (“SAI”).

Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the Fund makes, which could affect the Fund’s ability to sell them at an attractive price. To the extent the Fund invests in a particular capitalization or sector, the Fund’s performance may be affected by the general performance of that particular capitalization or sector.

Foreign investment risk. The Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the Fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for U.S. investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of U.S. markets. Because foreign exchanges generally are smaller and less liquid than U.S. exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the Fund’s foreign investments.

In addition, the Fund may invest in depositary receipts, which involve similar risks to those associated with investments in foreign securities. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.

Emerging market securities risk. The securities of issuers located in emerging markets tend to be more volatile and less liquid than securities of issuers located in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.

Small and medium company risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in

Prospectus October 2, 2017	45	Xtrackers MSCI All World ex US Hedged Equity ETF

larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Financial services sector risk. The Fund invests a significant portion of its assets in securities of issuers in the financial services sector in order to track the Underlying Index’s allocation to that sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and ensuing financial crisis in 2008 resulted, and may continue to result, in an unusually high degree of volatility in the financial markets.

Forward currency contract risk. The Fund enters into forward currency contracts to attempt to minimize the impact of changes in the value of the non-U.S. currencies included in the Underlying Index against the U.S. dollar. These contracts may not be successful. To the extent the Fund’s forward currency contracts are not successful, the U.S. dollar value of your investment in the Fund may go down. Furthermore, because no changes in the currency weights in the Underlying Index are made during the month to account for changes in the Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of the non-U.S. currencies included in the Underlying Index against the U.S. dollar during the month may affect the value of the Fund’s investment. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the Fund may also go up or down quickly and unpredictably and investors may lose money. NDFs may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the Fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.

Counterparty risk. A financial institution or other counterparty with whom the Fund enters into a forward currency contract or otherwise does business, or that underwrites, distributes or guarantees any other investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund.

Indexing risk. While the exposure of the Underlying Index to its component securities is by definition 100%, the Fund’s effective exposure to Underlying Index securities may vary over time. Because the Fund, as an index fund, is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

Tracking error risk. The performance of the Fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs (including the costs of entering into forward currency contracts on a frequent basis), cash flows and operational inefficiencies. The Fund’s return also may diverge from the return of the Underlying Index because the Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities,

Prospectus October 2, 2017	46	Xtrackers MSCI All World ex US Hedged Equity ETF

and such sale may cause the Fund to realize a loss and deviate from the performance of Underlying Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Underlying Index.

Market price risk. Fund shares are listed for trading on NYSE Arca and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. DBX Advisors LLC (the “Adviser”) cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. However, the Fund may have a limited number of financial institutions that may act as APs or market makers. Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described below under “Purchase and Sale of Fund Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other APs is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in Fund shares. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the Fund may be traded in markets that close at a different time than the NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The

Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the Fund.

Geographic concentration risk. To the extent the Underlying Index and the Fund are significantly comprised of securities of issuers from a single country, the Fund would be more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of securities of issuers from Japan (16.1%)

Operational risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

PERFORMANCE INFORMATION

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of the Underlying Index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.Xtrackers.com.

CALENDAR YEAR TOTAL RETURN as of 12/31

The Fund’s year-to-date return was 8.88% as of June 30, 2017.

Prospectus October 2, 2017	47	Xtrackers MSCI All World ex US Hedged Equity ETF

During the periods shown in the above chart, the Fund’s highest and lowest calendar quarter returns were 8.09% and (9.80)%, respectively, for the quarters ended March 31, 2015 and September 30, 2015.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2016

	1 Year	Since Inception January 23, 2014
Returns before taxes	6.44%	3.75%
Returns after taxes on distributions	6.03%	2.07%
Returns after taxes on distributions and sale of Fund shares	4.15%	2.38%
MSCI ACWI ex-USA US Dollar Hedged Index	7.13%	4.31%
MSCI ACWI ex-US Index	4.50%	(1.71)%

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the Fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.

MANAGEMENT

Investment Adviser

DBX Advisors LLC

Portfolio Managers

Bryan Richards, Patrick Dwyer, Navid Sohrabi, Shlomo Bassous and Charlotte Cipolletti are portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund. Each portfolio manager functions as a member of a portfolio management team. Messrs. Richards, Dwyer and Sohrabi and Ms. Cipolletti have been portfolio managers of the Fund since 2016. Mr. Bassous has been a portfolio manager of the Fund since October 2017.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold through a brokerage firm. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with the Fund’s distributor.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax-deferred investment plans, however, may be taxable to you.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus October 2, 2017	48	Xtrackers MSCI All World ex US Hedged Equity ETF

INVESTMENT OBJECTIVE

The Xtrackers MSCI South Korea Hedged Equity ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Korea 25/50 US Dollar Hedged Index (the “Underlying Index”).

FEES AND EXPENSES

These are the fees and expenses that you will pay when you buy and hold shares. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee	0.58
Other Expenses	None
Total Annual Fund Operating Expenses	0.58

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example and can affect the Fund’s performance.

For the fiscal year ended May 31, 2017, the Fund’s portfolio turnover rate was 110%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of the South Korean equity market while mitigating exposure to fluctuations between the value of the U.S. dollar and the South Korean won. The Fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole. The Fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.

As of July 31, 2017, the Underlying Index consisted of 112 securities, with an average market capitalization of approximately $6.69 billion and a minimum market capitalization of approximately $831.6 million.

The Fund enters into forward currency contracts designed to offset the Fund’s exposure to the South Korean won. The Fund hedges the South Korean won to the U.S. dollar by selling South Korean won currency forwards at the one-month forward rate published by WM/Reuters. The amount of forward contracts in the Fund is based on the aggregate exposure of the Fund and Underlying Index to the South Korean won based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on Fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of the South Korean won relative to the U.S. dollar. The Fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of

Prospectus October 2, 2017	49	Xtrackers MSCI South Korea Hedged Equity ETF

two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in U.S. dollars.

The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of South Korean issuers and in instruments designed to hedge against the Fund’s exposure to the South Korean won. As of July 31, 2017, the Underlying Index was solely comprised of securities of issuers from South Korea.

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of issuers in the information technology (36.6%) and financial services (15.4%) sectors.

MAIN RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of the Prospectus entitled “Additional Information About the Funds’ Investment Strategies, Underlying Indexes and Risks – Further Discussion of Main Risks” and in the Statement of Additional Information (“SAI”).

Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the Fund makes, which could affect the Fund’s ability to sell them at an attractive price. To the extent the Fund invests in a particular capitalization or sector, the Fund’s performance may be affected by the general performance of that particular capitalization or sector.

Foreign investment risk. The Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the Fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for U.S. investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of U.S. markets. Because foreign exchanges generally are smaller and less liquid than U.S. exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the Fund’s foreign investments.

In addition, the Fund may invest in depositary receipts, which involve similar risks to those associated with investments in foreign securities. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.

Emerging market securities risk. The securities of issuers located in emerging markets tend to be more volatile and less liquid than securities of issuers located in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.

Risks related to investing in South Korea. Investments in South Korean issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to South Korea. Substantial political tensions exist between North Korea and South Korea and recently, these political tensions have escalated. The outbreak of hostilities between the two nations, or even the threat of an outbreak of hostilities will likely adversely impact the South Korean economy. In addition, South Korea’s economic growth potential has recently been on a decline, mainly because of a rapidly aging population and structural problems. In addition, economic and political

Prospectus October 2, 2017	50	Xtrackers MSCI South Korea Hedged Equity ETF

developments of South Korean neighbors may have an adverse effect on the South Korean economy.

Small and medium company risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Information technology sector risk. The Fund invests a significant portion of its assets in securities of issuers in the information technology sector in order to track the Underlying Index’s allocation to that sector. The information technology sector includes companies engaged in developing software and providing data processing and outsourced services, along with manufacturing and distributing communications equipment, computers and other electronic equipment and instruments. Information technology companies are particularly vulnerable to government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel. Additionally, the products of information technology companies may face obsolescence due to rapid technological development and frequent new product introduction by competitors. Finally, information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

Financial services sector risk. The Fund invests a significant portion of its assets in securities of issuers in the financial services sector in order to track the Underlying Index’s allocation to that sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and ensuing financial crisis in 2008 resulted, and may continue to result, in an unusually high degree of volatility in the financial markets.

Forward currency contract risk. The Fund enters into forward currency contracts to attempt to minimize the impact of changes in the value of the South Korean won against the U.S. dollar. These contracts may not be successful. To the extent the Fund’s forward currency contracts are not successful, the U.S. dollar value of your investment in the Fund may go down. Furthermore, because no changes in the currency weights in the Underlying Index are made during the month to account for changes in the Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of the South Korean won against the U.S. dollar during the month may affect the value of the Fund’s investment. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the Fund may also go up or down quickly and unpredictably and investors may lose money. NDFs may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the Fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.

Counterparty risk. A financial institution or other counterparty with whom the Fund enters into a forward currency contract or otherwise does business, or that underwrites, distributes or guarantees any other investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund.

Indexing risk. While the exposure of the Underlying Index to its component securities is by definition 100%, the Fund’s effective exposure to Underlying Index securities may vary over time. Because the Fund, as an index fund, is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

Tracking error risk. The performance of the Fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs (including the costs of entering into forward currency contracts on a frequent basis), cash flows and operational inefficiencies. The Fund’s return also may diverge from the return of the Underlying Index because the Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the

Prospectus October 2, 2017	51	Xtrackers MSCI South Korea Hedged Equity ETF

Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of Underlying Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Underlying Index.

Market price risk. Fund shares are listed for trading on NYSE Arca and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. DBX Advisors LLC (the “Adviser”) cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. However, the Fund may have a limited number of financial institutions that may act as APs or market makers. Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described below under “Purchase and Sale of Fund Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other APs is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in Fund shares. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the Fund may be traded in markets that close at a different time than the NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the Fund.

Country concentration risk. Because the Fund invests all or a significant portion of its assets in the securities of a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance.

Operational risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Prospectus October 2, 2017	52	Xtrackers MSCI South Korea Hedged Equity ETF

Non-diversification risk. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

Portfolio turnover risk. The Fund may experience frequent portfolio turnover due to the reconstituting and rebalancing of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate could result in high brokerage costs.

Cash transactions risk. Unlike most other ETFs, the Fund expects to effect its creations and redemptions principally for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time. This may cause the Fund to recognize gains or losses that it might not have incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in kind. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on an exchange.

PERFORMANCE INFORMATION

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of the Underlying Index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.Xtrackers.com.

CALENDAR YEAR TOTAL RETURN as of 12/31

The Fund’s year-to-date return was 20.49% as of June 30, 2017.

During the periods shown in the above chart, the Fund’s highest and lowest calendar quarter returns were 5.80% and (6.36)%, respectively, for the quarters ended September 30, 2016 and September 30, 2015.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2016

	1 Year	Since Inception January 23, 2014
Returns before taxes	9.33%	(0.26)%
Returns after taxes on distributions	9.66%	(0.17)%
Returns after taxes on distributions and sale of Fund shares	5.83%	(0.06)%
MSCI Korea 25/50 US Dollar Hedged Index	10.98%	1.18%
MSCI Korea 25/50 Index	7.71%	(2.26)%

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the Fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.

MANAGEMENT

Investment Adviser

DBX Advisors LLC

Portfolio Managers

Bryan Richards, Patrick Dwyer, Navid Sohrabi, Shlomo Bassous and Charlotte Cipolletti are portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund. Each portfolio manager functions as a member of a portfolio management team. Messrs. Richards, Dwyer and Sohrabi and Ms. Cipolletti have been portfolio managers of the Fund since 2016. Mr. Bassous has been a portfolio manager of the Fund since October 2017.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold through a brokerage firm. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with the Fund’s distributor.

Prospectus October 2, 2017	53	Xtrackers MSCI South Korea Hedged Equity ETF

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax-deferred investment plans, however, may be taxable to you.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus October 2, 2017	54	Xtrackers MSCI South Korea Hedged Equity ETF

INVESTMENT OBJECTIVE

The Xtrackers MSCI Mexico Hedged Equity ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Mexico IMI 25/50 US Dollar Hedged Index (the “Underlying Index”).

FEES AND EXPENSES

These are the fees and expenses that you will pay when you buy and hold shares. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee	0.50
Other Expenses	None
Total Annual Fund Operating Expenses	0.50

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example and can affect the Fund’s performance.

For the fiscal year ended May 31, 2017, the Fund’s portfolio turnover rate was 23%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of the Mexican equity market while mitigating exposure to fluctuations between the value of the U.S. dollar and the Mexican peso. The Fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole. The Fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.

As of July 31, 2017, the Underlying Index consisted of 60 securities, with an average market capitalization of approximately $3.37 and a minimum market capitalization of approximately $159.1 million.

The Fund enters into forward currency contracts designed to offset the Fund’s exposure to the Mexican peso. The Fund hedges the Mexican peso to the U.S. dollar by selling Mexican peso currency forwards at the one-month forward rate published by WM/Reuters. The amount of forward contracts in the Fund is based on the aggregate exposure of the Fund and Underlying Index to the Mexican peso based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on Fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of the Mexican peso relative to the U.S. dollar. The Fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as

Prospectus October 2, 2017	55	Xtrackers MSCI Mexico Hedged Equity ETF

opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in U.S. dollars.

The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of Mexican issuers and in instruments designed to hedge against the Fund’s exposure to the Mexican peso. As of July 31, 2017, the Underlying Index was solely comprised of securities of issuers from Mexico.

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of issuers in the consumer staples (26.2%), financial services (15.8%) and materials (15.7) sectors.

MAIN RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of the Prospectus entitled “Additional Information About the Funds’ Investment Strategies, Underlying Indexes and Risks – Further Discussion of Main Risks” and in the Statement of Additional Information (“SAI”).

Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the Fund makes, which could affect the Fund’s ability to sell them at an attractive price. To the extent the Fund invests in a particular capitalization or sector, the Fund’s performance may be affected by the general performance of that particular capitalization or sector.

Foreign investment risk. The Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the Fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for U.S. investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of U.S. markets. Because foreign exchanges generally are smaller and less liquid than U.S. exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the Fund’s foreign investments.

In addition, the Fund may invest in depositary receipts, which involve similar risks to those associated with investments in foreign securities. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.

Emerging market securities risk. The securities of issuers located in emerging markets tend to be more volatile and less liquid than securities of issuers located in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.

Risks related to investing in Mexico. Investments in Mexican issuers involve risks that are specific to Mexico, including legal, regulatory, political, currency, security and economic risks. Mexico has privatized or has begun the process of privatization of certain entities and industries. In some instances, investors in some newly privatized entities have suffered losses due to the inability of the newly privatized entities to adjust quickly to a competitive environment or to changing regulatory and legal standards. There is no assurance that such losses will not recur. The Mexican economy may be significantly affected by the economies of other Central and South American countries. High interest, inflation, government defaults and

Prospectus October 2, 2017	56	Xtrackers MSCI Mexico Hedged Equity ETF

unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any Central and South American country can have a significant effect on the entire region. Because commodities such as oil and gas, minerals, and metals represent a significant percentage of the region’s exports, the economies of Central and South American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility. In the past, Mexico has experienced high interest rates, economic volatility and high unemployment rates. The agricultural and mining sectors of Mexico’s economy account for a large portion of its exports. Mexico is susceptible to fluctuations in the commodity markets and, in particular, in the price and demand for agricultural products and natural resources. Any changes in these sectors or fluctuations in the commodity markets could have an adverse impact on the Mexican economy. Recent political developments in the U.S. have potential implications for the current trade arrangements between the U.S. and Mexico, which could negatively affect the value of securities held by the Fund.

Small and medium company risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Consumer staples sector risk. The Fund invests a significant portion of its assets in securities of issuers in the consumer staples sector in order to track the Underlying Index’s allocation to that sector. Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector are also affected by changes in government regulation, global economic, environmental and political events, economic conditions and the depletion of resources. In addition, companies in the consumer staples sector may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions.

Financial services sector risk. The Fund invests a significant portion of its assets in securities of issuers in the financial services sector in order to track the Underlying Index’s allocation to that sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and ensuing financial crisis in 2008 resulted, and may continue to result, in an unusually high degree of volatility in the financial markets.

Materials sector risk. The Fund invests a significant portion of its assets in securities issued by companies in the materials sector. Companies engaged in the production and distribution of materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, litigation and government regulations, increased competition, over-production, depletion of resources and labor relations.

Forward currency contract risk. The Fund enters into forward currency contracts to attempt to minimize the impact of changes in the value of the Mexican peso against the U.S. dollar. These contracts may not be successful. To the extent the Fund’s forward currency contracts are not successful, the U.S. dollar value of your investment in the Fund may go down. Furthermore, because no changes in the currency weights in the Underlying Index are made during the month to account for changes in the Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of the Mexican peso against the U.S. dollar during the month may affect the value of the Fund’s investment. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the Fund may also go up or down quickly and unpredictably and investors may lose money. NDFs may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the Fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.

Counterparty risk. A financial institution or other counterparty with whom the Fund enters into a forward currency contract or otherwise does business, or that underwrites, distributes or guarantees any other investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and

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become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund.

Indexing risk. While the exposure of the Underlying Index to its component securities is by definition 100%, the Fund’s effective exposure to Underlying Index securities may vary over time. Because the Fund, as an index fund, is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

Tracking error risk. The performance of the Fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs (including the costs of entering into forward currency contracts on a frequent basis), cash flows and operational inefficiencies. The Fund’s return also may diverge from the return of the Underlying Index because the Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of Underlying Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Underlying Index.

Market price risk. Fund shares are listed for trading on NYSE Arca and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. DBX Advisors LLC (the “Adviser”) cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. However, the Fund may have a limited number of financial institutions that may act as APs or market makers. Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described below under “Purchase and Sale of Fund Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other APs is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in Fund shares. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the Fund may be traded in markets that close at a different time than the NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which

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could cause a material decline in the Fund’s NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the Fund.

Country concentration risk. Because the Fund invests all or a significant portion of its assets in the securities of a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance.

Operational risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Non-diversification risk. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

PERFORMANCE INFORMATION

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of the Underlying Index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.Xtrackers.com.

CALENDAR YEAR TOTAL RETURN as of 12/31

The Fund’s year-to-date return was 6.03% as of June 30, 2017.

During the periods shown in the above chart, the Fund’s highest and lowest calendar quarter returns were 7.00% and (3.65)%, respectively, for the quarters ended March 31, 2016 and September 30, 2015.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2016

	1 Year	Since Inception January 23, 2014
Returns before taxes	4.15%	0.93%
Returns after taxes on distributions	1.77%	(2.12)%
Returns after taxes on distributions and sale of Fund shares	3.31%	(0.25)%
MSCI Mexico IMI 25/50 US Dollar Hedged Index	4.59%	1.33%
MSCI Mexico IMI 25/50 Index	(9.82)%	(10.41)%

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the Fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.

MANAGEMENT

Investment Adviser

DBX Advisors LLC

Portfolio Managers

Bryan Richards, Patrick Dwyer, Navid Sohrabi, Shlomo Bassous and Charlotte Cipolletti are portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund. Each portfolio manager functions as a member of a portfolio management team. Messrs. Richards, Dwyer and Sohrabi and Ms. Cipolletti have been portfolio managers of the Fund since 2016. Mr. Bassous has been a portfolio manager of the Fund since October 2017.

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PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold through a brokerage firm. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with the Fund’s distributor.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax-deferred investment plans, however, may be taxable to you.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE

The Xtrackers MSCI All World ex US High Dividend Yield Hedged Equity ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI ACWI ex US High Dividend Yield US Dollar Hedged Index (the “Underlying Index”).

FEES AND EXPENSES

These are the fees and expenses that you will pay when you buy and hold shares. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee	0.45
Other Expenses	None
Total Annual Fund Operating Expenses	0.45

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example and can affect the Fund’s performance. For the fiscal year ended May 31, 2017, the Fund’s portfolio turnover rate was 36%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of equity securities in developed and emerging stock markets (excluding the United States), while mitigating exposure to fluctuations between the value of the U.S. dollar and the currencies of the countries included in the Underlying Index. The Fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole. The Underlying Index is designed to reflect the performance of equities (excluding real estate investment trusts (“REITs”)) in its parent index, the MSCI ACWI ex US Index, with higher dividend income and quality characteristics than average dividend yields of equities in the parent index, where such higher dividend income and quality characteristics are both sustainable and persistent. The Fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.

As of July 31, 2017, the Underlying Index consisted of 266 securities, with an average market capitalization of approximately $11.86 billion and a minimum market capitalization of approximately $574.6 million, from issuers in the following countries: Australia, Brazil, Canada, Chile, China, Czech Republic, Denmark, Finland, France, Germany, Hong Kong, India, Indonesia, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway,

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Poland, Portugal, Qatar, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Arab Emirates and the United Kingdom.

The Fund enters into forward currency contracts designed to offset the Fund’s exposure to foreign currencies. The Fund hedges each foreign currency in the portfolio to U.S. dollars by selling the applicable foreign currency forward at the one-month forward rate published by WM/Reuters. The amount of forward contracts in the Fund is based on the aggregate exposure of the Fund and Underlying Index to each non-U.S. currency based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on Fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of non-U.S. currencies relative to the U.S. dollar. The Fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in U.S. dollars.

The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers from countries other than the United States and in instruments designed to hedge against the Fund’s exposure to non-U.S. currencies. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of securities of issuers from the United Kingdom (17.2%).

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of issuers in the financial services sector (37.0%).

MAIN RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of the Prospectus entitled “Additional Information About the Funds’ Investment Strategies,

Underlying Indexes and Risks – Further Discussion of Main Risks” and in the Statement of Additional Information (“SAI”).

Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the Fund makes, which could affect the Fund’s ability to sell them at an attractive price. To the extent the Fund invests in a particular capitalization or sector, the Fund’s performance may be affected by the general performance of that particular capitalization or sector.

Dividend-paying stock risk. As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be adversely affected.

Foreign investment risk. The Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the Fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for U.S. investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of U.S. markets. Because foreign exchanges generally are smaller and less liquid than U.S. exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the

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same reason, it may at times be difficult to value the Fund’s foreign investments.

In addition, the Fund may invest in depositary receipts, which involve similar risks to those associated with investments in foreign securities. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.

European economic risk. The Economic and Monetary Union (the “EMU”) of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in countries other than those listed in the previous sentence). These events have adversely affected the exchange rate of the euro, the common currency of certain EU countries, and may continue to significantly affect every country in Europe, including countries that do not use the euro. In June 2016, the United Kingdom approved a referendum to leave the EU, creating economic and political uncertainty in its wake. Significant uncertainty exists regarding the timing of the United Kingdom’s anticipated withdrawal from the EU and the effects such withdrawal will have on economies, financial markets and asset valuations in the EU and around the world.

Emerging market securities risk. The securities of issuers located in emerging markets tend to be more volatile and less liquid than securities of issuers located in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.

Small and medium company risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’

securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Financial services sector risk. The Fund invests a significant portion of its assets in securities of issuers in the financial services sector in order to track the Underlying Index’s allocation to that sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and ensuing financial crisis in 2008 resulted, and may continue to result, in an unusually high degree of volatility in the financial markets.

Forward currency contract risk. The Fund enters into forward currency contracts to attempt to minimize the impact of changes in the value of the non-U.S. currencies included in the Underlying Index against the U.S. dollar. These contracts may not be successful. To the extent the Fund’s forward currency contracts are not successful, the U.S. dollar value of your investment in the Fund may go down. Furthermore, because no changes in the currency weights in the Underlying Index are made during the month to account for changes in the Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of the non-U.S. currencies included in the Underlying Index against the U.S. dollar during the month may affect the value of the Fund’s investment. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the Fund may also go up or down quickly and unpredictably and investors may lose money. NDFs may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the Fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.

Counterparty risk. A financial institution or other counterparty with whom the Fund enters into a forward currency contract or otherwise does business, or that underwrites, distributes or guarantees any other investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund.

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Indexing risk. While the exposure of the Underlying Index to its component securities is by definition 100%, the Fund’s effective exposure to Underlying Index securities may vary over time. Because the Fund, as an index fund, is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

Tracking error risk. The performance of the Fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs (including the costs of entering into forward currency contracts on a frequent basis), cash flows and operational inefficiencies. The Fund’s return also may diverge from the return of the Underlying Index because the Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of Underlying Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Underlying Index.

Market price risk. Fund shares are listed for trading on NYSE Arca and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. DBX Advisors LLC (the “Adviser”) cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. However, the Fund may have a limited number of financial institutions that may act as APs or market makers. Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described below under “Purchase and Sale of Fund Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other APs is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in Fund shares. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the Fund may be traded in markets that close at a different time than the NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling

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shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the Fund.

Geographic concentration risk. To the extent the Underlying Index and the Fund are significantly comprised of securities of issuers from a single country, the Fund would be more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of securities of issuers from the United Kingdom (17.2%).

Operational risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Non-diversification risk. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

PERFORMANCE INFORMATION

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of the Underlying Index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.Xtrackers.com.

CALENDAR YEAR TOTAL RETURN as of 12/31

The Fund’s year-to-date return was 5.67% as of June 30, 2017.

During the periods shown in the above chart, the Fund’s highest and lowest calendar quarter returns were 5.49% and (0.38)%, respectively, for the quarters ended September 30, 2016 and March 31, 2016.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2016

	1 Year	Since Inception August 12, 2015
Returns before taxes	12.24%	2.44%
Returns after taxes on distributions	11.66%	1.84%
Returns after taxes on distributions and sale of Fund shares	7.74%	1.95%
MSCI ACWI ex US High Dividend Yield US Dollar Hedged Index	12.92%	2.93%
MSCI ACWI ex US High Dividend Yield Index	4.50%	(2.83)%

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the Fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.

MANAGEMENT

Investment Adviser

DBX Advisors LLC

Portfolio Managers

Bryan Richards, Patrick Dwyer, Navid Sohrabi, Shlomo Bassous and Charlotte Cipolletti are portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund. Each portfolio manager functions as a member of a portfolio management team. Messrs. Richards, Dwyer and Sohrabi and Ms. Cipolletti have been portfolio managers of the Fund since 2016. Mr. Bassous has been a portfolio manager of the Fund since October 2017.

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PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold through a brokerage firm. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with the Fund’s distributor.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax-deferred investment plans, however, may be taxable to you.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE

Xtrackers MSCI EAFE High Dividend Yield Hedged Equity ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EAFE High Dividend Yield US Dollar Hedged Index (the “Underlying Index”).

FEES AND EXPENSES

These are the fees and expenses that you will pay when you buy and hold shares. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee	0.45
Other Expenses	None
Total Annual Fund Operating Expenses	0.45

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example and can affect the Fund’s performance. For the fiscal year ended May 31, 2017, the Fund’s portfolio turnover rate was 41%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track developed market performance while mitigating exposure to fluctuations between the value of the U.S. dollar and the currencies of the countries included in the Underlying Index. The Fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole. The Underlying Index is designed to reflect the performance of equities (excluding REITs) in its parent index, the MSCI EAFE Index, with higher dividend income and quality characteristics than average dividend yields of equities in the parent index, where such higher dividend income and quality characteristics are both sustainable and persistent. The Fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.

As of July 31, 2017, the Underlying Index consisted of 111 securities, with an average market capitalization of approximately $16.92 billion and a minimum market capitalization of approximately $1.3 billion from issuers in the following countries: Australia, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Netherlands, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The Fund enters into forward currency contracts designed to offset the Fund’s exposure to foreign currencies. The Fund hedges each foreign currency in the portfolio to U.S. dollars by selling the applicable foreign currency forward at the one-month forward rate published by WM/Reuters. The amount of forward contracts in the Fund is based on the aggregate exposure of the Fund and Underlying Index

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to each non-U.S. currency based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on Fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of non-U.S. currencies relative to the U.S. dollar. The Fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in U.S. dollars.

The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities from developed countries (excluding the United States and Canada) and in instruments designed to hedge against the Fund’s exposure to non-U.S. currencies. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of securities of issuers from the United Kingdom (27.4%) and Germany (19.5%).

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of issuers in the financial services sector (26.9%).

MAIN RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of the Prospectus entitled “Additional Information About the Funds’ Investment Strategies, Underlying Indexes and Risks – Further Discussion of Main Risks” and in the Statement of Additional Information (“SAI”).

Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the Fund makes, which could affect the Fund’s ability to sell them at an attractive price. To the extent the Fund invests in a particular capitalization or sector, the Fund’s performance may be affected by the general performance of that particular capitalization or sector.

Dividend-paying stock risk. As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be adversely affected.

Foreign investment risk. The Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the Fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for U.S. investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of U.S. markets. Because foreign exchanges generally are smaller and less liquid than U.S. exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the Fund’s foreign investments.

In addition, the Fund may invest in depositary receipts, which involve similar risks to those associated with investments in foreign securities. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.

European economic risk. The Economic and Monetary Union (the “EMU”) of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls,

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each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in countries other than those listed in the previous sentence). These events have adversely affected the exchange rate of the euro, the common currency of certain EU countries, and may continue to significantly affect every country in Europe, including countries that do not use the euro. In June 2016, the United Kingdom approved a referendum to leave the EU, creating economic and political uncertainty in its wake. Significant uncertainty exists regarding the timing of the United Kingdom’s anticipated withdrawal from the EU and the effects such withdrawal will have on economies, financial markets and asset valuations in the EU and around the world.

Small and medium company risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Financial services sector risk. The Fund invests a significant portion of its assets in securities of issuers in the financial services sector in order to track the Underlying Index’s allocation to that sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and ensuing financial crisis in 2008 resulted, and may continue to result, in an unusually high degree of volatility in the financial markets.

Forward currency contract risk. The Fund enters into forward currency contracts to attempt to minimize the impact of changes in the value of the non-U.S. currencies included in the Underlying Index against the U.S. dollar. These contracts may not be successful. To the extent the Fund’s forward currency contracts are not successful, the U.S. dollar value of your investment in the Fund may go down. Furthermore, because no changes in the currency weights in the Underlying Index are made during the month to account for changes in the Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of the non-U.S. currencies included in the Underlying Index against the U.S. dollar during the month may affect the value of the Fund’s investment. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the Fund may also go up or down quickly and unpredictably and investors may lose money. NDFs may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the Fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.

Counterparty risk. A financial institution or other counterparty with whom the Fund enters into a forward currency contract or otherwise does business, or that underwrites, distributes or guarantees any other investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund.

Indexing risk. While the exposure of the Underlying Index to its component securities is by definition 100%, the Fund’s effective exposure to Underlying Index securities may vary over time. Because the Fund, as an index fund, is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

Tracking error risk. The performance of the Fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs (including the costs of entering into forward currency contracts on a frequent basis), cash flows and operational inefficiencies. The Fund’s return also may diverge from the return of the Underlying Index because the Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the

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extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of Underlying Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Underlying Index.

Market price risk. Fund shares are listed for trading on NYSE Arca and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. DBX Advisors LLC (the “Adviser”) cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. However, the Fund may have a limited number of financial institutions that may act as APs or market makers. Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described below under “Purchase and Sale of Fund Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other APs is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in Fund shares. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the Fund may be traded in markets that close at a different time than the NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the Fund.

Geographic concentration risk. To the extent the Underlying Index and the Fund are significantly comprised of securities of issuers from a single country, the Fund would be more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of securities of issuers from the United Kingdom (27.4%) and Germany (19.5%).

Operational risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or

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other third parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Non-diversification risk. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

PERFORMANCE INFORMATION

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of the Underlying Index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.Xtrackers.com.

CALENDAR YEAR TOTAL RETURN as of 12/31

The Fund’s year-to-date return was 5.80% as of June 30, 2017.

During the periods shown in the above chart, the Fund’s highest and lowest calendar quarter returns were 4.88% and (1.45)%, respectively, for the quarters ended December 31, 2016 and March 31, 2016.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2016

	1 Year	Since Inception August 12, 2015
Returns before taxes	11.58%	3.05%
Returns after taxes on distributions	9.04%	0.98%
Returns after taxes on distributions and sale of Fund shares	8.36%	2.14%
MSCI EAFE High Dividend Yield US Dollar Hedged Index	12.13%	3.5%
MSCI EAFE High Dividend Yield Index	1.00%	(4.60)%

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the Fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.

MANAGEMENT

Investment Adviser

DBX Advisors LLC

Portfolio Managers

Bryan Richards, Patrick Dwyer, Navid Sohrabi, Shlomo Bassous and Charlotte Cipolletti are portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund. Each portfolio manager functions as a member of a portfolio management team. Messrs. Richards, Dwyer and Sohrabi and Ms. Cipolletti have been portfolio managers of the Fund since 2016. Mr. Bassous has been a portfolio manager of the Fund since October 2017.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold through a brokerage firm. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with the Fund’s distributor.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax-deferred investment plans, however, may be taxable to you.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a

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conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE

Xtrackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Emerging Markets High Dividend Yield US Dollar Hedged Index (the “Underlying Index”).

FEES AND EXPENSES

These are the fees and expenses that you will pay when you buy and hold shares. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee	0.65
Other Expenses	None
Total Annual Fund Operating Expenses	0.65

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$208	$362	$810

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example and can affect the Fund’s performance. For the fiscal year ended May 31, 2017, the Fund’s portfolio turnover rate was 48%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track emerging market performance while mitigating exposure to fluctuations between the value of the U.S. dollar and the currencies of the countries included in the Underlying Index. The Fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole. The Underlying Index is designed to reflect the performance of equities (excluding REITs) in its parent index, the MSCI Emerging Markets Index, with higher dividend income and quality characteristics than average dividend yields of equities in the parent index, where such higher dividend income and quality characteristics are both sustainable and persistent. The Fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.

As of July 31, 2017, the Underlying Index consisted of 162 securities, with an average market capitalization of approximately $5.66 billion and a minimum market capitalization of approximately $603.4 million, from issuers in the following countries: Brazil, Chile, China, Czech Republic, Hungary, India, Indonesia, Malaysia, Mexico, Poland, Qatar, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates.

The Fund enters into forward currency contracts designed to offset the Fund’s exposure to foreign currencies. The Fund hedges each foreign currency in the portfolio to U.S. dollars by selling the applicable foreign currency forward at

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the one-month forward rate published by WM/Reuters. The amount of forward contracts in the Fund is based on the aggregate exposure of the Fund and Underlying Index to each non-U.S. currency based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on Fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of non-U.S. currencies relative to the U.S. dollar. The Fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in U.S. dollars.

The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers from emerging markets countries and in instruments designed to hedge against the Fund’s exposure to non-U.S. currencies. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of securities of issuers from Taiwan (26.6%) and China (25.2%).

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of issuers in the financial services sector (38.5%).

MAIN RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of the Prospectus entitled “Additional Information About the Funds’ Investment Strategies,

Underlying Indexes and Risks – Further Discussion of Main Risks” and in the Statement of Additional Information (“SAI”).

Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the Fund makes, which could affect the Fund’s ability to sell them at an attractive price. To the extent the Fund invests in a particular capitalization or sector, the Fund’s performance may be affected by the general performance of that particular capitalization or sector.

Dividend-paying stock risk. As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be adversely affected.

Foreign investment risk. The Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the Fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for U.S. investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of U.S. markets. Because foreign exchanges generally are smaller and less liquid than U.S. exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the

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same reason, it may at times be difficult to value the Fund’s foreign investments.

In addition, the Fund may invest in depositary receipts, which involve similar risks to those associated with investments in foreign securities. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.

Emerging market securities risk. The securities of issuers located in emerging markets tend to be more volatile and less liquid than securities of issuers located in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.

Small and medium company risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Financial services sector risk. The Fund invests a significant portion of its assets in securities of issuers in the financial services sector in order to track the Underlying Index’s allocation to that sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and ensuing financial crisis in 2008 resulted, and may continue to result, in an unusually high degree of volatility in the financial markets.

Forward currency contract risk. The Fund enters into forward currency contracts to attempt to minimize the impact of changes in the value of the non-U.S. currencies included in the Underlying Index against the U.S. dollar. These contracts may not be successful. To the extent the Fund’s forward currency contracts are not successful, the U.S. dollar value of your investment in the Fund may go down. Furthermore, because no changes in the currency weights in the Underlying Index are made during the month to account for changes in the Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of the non-U.S. currencies included in the Underlying Index against the U.S. dollar during the month may affect the value of the Fund’s investment. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the Fund may also go up or down quickly and unpredictably and investors may lose money. NDFs may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the Fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.

Counterparty risk. A financial institution or other counterparty with whom the Fund enters into a forward currency contract or otherwise does business, or that underwrites, distributes or guarantees any other investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund.

Indexing risk. While the exposure of the Underlying Index to its component securities is by definition 100%, the Fund’s effective exposure to Underlying Index securities may vary over time. Because the Fund, as an index fund, is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

Tracking error risk. The performance of the Fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs (including the costs of entering into forward currency contracts on a frequent basis), cash flows and operational inefficiencies. The Fund’s return also may diverge from the return of the Underlying Index because the Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index

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computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of Underlying Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Underlying Index.

Market price risk. Fund shares are listed for trading on Bats BZX Exchange, Inc. (“Bats”) and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. DBX Advisors LLC (the “Adviser”) cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. However, the Fund may have a limited number of financial institutions that may act as APs or market makers. Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described below under “Purchase and Sale of Fund Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other APs is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in Fund shares. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the Fund may be traded in markets that close at a different time than Bats. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when Bats is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the Fund.

Geographic concentration risk. To the extent the Underlying Index and the Fund are significantly comprised of securities of issuers from a single country, the Fund would be more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of securities of issuers from Taiwan (26.6%) and China (25.2%).

Operational risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Non-diversification risk. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

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PERFORMANCE INFORMATION

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of the Underlying Index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.Xtrackers.com.

CALENDAR YEAR TOTAL RETURN as of 12/31

The Fund’s year-to-date return was 5.90% as of June 30, 2017.

During the periods shown in the above chart, the Fund’s highest and lowest calendar quarter returns were 4.50% and (0.24)%, respectively, for the quarters ended September 30, 2016 and December 31, 2016.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2016

	1 Year	Since Inception August 12, 2015
Returns before taxes	7.41%	(3.98)%
Returns after taxes on distributions	6.26%	(5.54)%
Returns after taxes on distributions and sale of Fund shares	4.79%	(3.41)%
MSCI Emerging Markets High Dividend Yield US Dollar Hedged Index	8.41%	(3.37)%
MSCI Emerging Markets High Dividend Yield Index	11.19%	0.93%

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the Fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.

MANAGEMENT

Investment Adviser

DBX Advisors LLC

Portfolio Managers

Bryan Richards, Patrick Dwyer, Navid Sohrabi, Shlomo Bassous and Charlotte Cipolletti are portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund. Each portfolio manager functions as a member of a portfolio management team. Messrs. Richards, Dwyer and Sohrabi and Ms. Cipolletti have been portfolio managers of the Fund since 2016. Mr.  Bassous has been a portfolio manager of the Fund since October 2017.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold through a brokerage firm. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with the Fund’s distributor.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax-deferred investment plans, however, may be taxable to you.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE

Xtrackers MSCI Eurozone High Dividend Yield Hedged Equity ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EMU High Dividend Yield US Dollar Hedged Index (the “Underlying Index”).

FEES AND EXPENSES

These are the fees and expenses that you will pay when you buy and hold shares. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee	0.45
Other Expenses	None
Total Annual Fund Operating Expenses	0.45

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example and can affect the Fund’s performance. For the fiscal year ended May 31, 2017, the Fund’s portfolio turnover rate was 45%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of equity securities based in the countries in the European Monetary Union (the “EMU”), while seeking to mitigate exposure to fluctuations between the value of the U.S. dollar and the euro. The Fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole. The Underlying Index is designed to reflect the performance of equities (excluding REITs) in its parent index, the MSCI EMU Index, with higher dividend income and quality characteristics than average dividend yields of equities in the parent index, where such higher dividend income and quality characteristics are both sustainable and persistent. The Underlying Index is composed of equities from countries in the EMU, or the “Eurozone,” that have adopted the euro as their common currency and sole legal tender. The Fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.

As of July 31, 2017, the Underlying Index consisted of 32 securities with an average market capitalization of approximately $19.15 billion and a minimum market capitalization of approximately $3.58 billion from issuers in the following countries: Belgium, Finland, France, Germany, Italy, Netherlands, Portugal and Spain.

The Fund enters into forward currency contracts designed to offset the Fund’s exposure to the euro. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any

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fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund (and the Underlying Index) hedges the euro in the portfolio to U.S. dollars by selling the euro forward at the one-month forward rate published by WM/Reuters. The amount of forward contracts in the Fund is based on the aggregate exposure of the Fund and Underlying Index to the euro based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on Fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of the euro relative to the U.S. dollar. The Fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in U.S. dollars.

The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities from issuers in the Eurozone and in instruments designed to hedge against the Fund’s exposure to the euro. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of securities of issuers from Germany (26.8%), France (23.0%) and Finland (20.8%).

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of issuers in the financial services (26.7%), utilities (20.3%) and consumer discretionary (18.7%) sectors.

MAIN RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of the Prospectus entitled “Additional Information About the Funds’ Investment Strategies, Underlying Indexes and Risks – Further Discussion of Main Risks” and in the Statement of Additional Information (“SAI”).

Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the Fund makes, which could affect the Fund’s ability to sell them at an attractive price. To the extent the Fund invests in a particular capitalization or sector, the Fund’s performance may be affected by the general performance of that particular capitalization or sector.

Dividend-paying stock risk. As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be adversely affected.

Foreign investment risk. The Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the Fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for U.S. investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of U.S. markets. Because foreign exchanges generally are smaller and less liquid than U.S. exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the Fund’s foreign investments.

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In addition, the Fund may invest in depositary receipts, which involve similar risks to those associated with investments in foreign securities. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.

European economic risk. The Economic and Monetary Union (the “EMU”) of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in countries other than those listed in the previous sentence). These events have adversely affected the exchange rate of the euro, the common currency of certain EU countries, and may continue to significantly affect every country in Europe, including countries that do not use the euro. In June 2016, the United Kingdom approved a referendum to leave the EU, creating economic and political uncertainty in its wake. Significant uncertainty exists regarding the timing of the United Kingdom’s anticipated withdrawal from the EU and the effects such withdrawal will have on economies, financial markets and asset valuations in the EU and around the world.

Small and medium company risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Financial services sector risk. The Fund invests a significant portion of its assets in securities of issuers in the financial services sector in order to track the Underlying Index’s allocation to that sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and ensuing financial crisis in 2008 resulted, and may continue to result, in an unusually high degree of volatility in the financial markets.

Utilities sector risk. The Fund invests a significant portion of its assets in securities of issuers in the utilities sector in order to track the Underlying Index’s allocation to that sector. The utilities sector is subject to significant government regulation and oversight. Companies in the utilities sector may be adversely affected due to increases in fuel and operating costs, rising costs of financing capital construction and the cost of complying with regulations, among other factors.

Consumer discretionary sector risk. The Fund invests a significant portion of its assets in securities issued by companies in the consumer discretionary sector in order to track the Underlying Index’s allocation to that sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Forward currency contract risk. The Fund enters into forward currency contracts to attempt to minimize the impact of changes in the value of the euro against the U.S. dollar. These contracts may not be successful. To the extent the Fund’s forward currency contracts are not successful, the U.S. dollar value of your investment in the Fund may go down. Furthermore, because no changes in the currency weights in the Underlying Index are made during the month to account for changes in the Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of the euro against the U.S. dollar during the month may affect the value of the Fund’s investment. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the Fund may also go up or down quickly and unpredictably and investors may lose money. NDFs may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the Fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.

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Counterparty risk. A financial institution or other counterparty with whom the Fund enters into a forward currency contract or otherwise does business, or that underwrites, distributes or guarantees any other investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund.

Indexing risk. While the exposure of the Underlying Index to its component securities is by definition 100%, the Fund’s effective exposure to Underlying Index securities may vary over time. Because the Fund, as an index fund, is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

Tracking error risk. The performance of the Fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs (including the costs of entering into forward currency contracts on a frequent basis), cash flows and operational inefficiencies. The Fund’s return also may diverge from the return of the Underlying Index because the Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of Underlying Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Underlying Index.

Market price risk. Fund shares are listed for trading on Bats BZX Exchange, Inc. (“Bats”) and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. DBX Advisors LLC (the “Adviser”) cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. However, the Fund may have a limited number of financial institutions that may act as APs or market makers. Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described below under “Purchase and Sale of Fund Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other APs is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in Fund shares. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the Fund may be traded in markets that close at a different time than Bats. Liquidity in those securities may be reduced after the applicable closing times. Accordingly,

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during the time when Bats is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the Fund.

Geographic concentration risk. To the extent the Underlying Index and the Fund are significantly comprised of securities of issuers from a single country, the Fund would be more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of securities of issuers from Germany (26.8%), France (23.0%) and Finland (20.8%).

Operational risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Non-diversification risk. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

PERFORMANCE INFORMATION

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of the Underlying Index and a broad measure of market performance.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.Xtrackers.com.

CALENDAR YEAR TOTAL RETURN as of 12/31

The Fund’s year-to-date return was 6.93% as of June 30, 2017.

During the periods shown in the above chart, the Fund’s highest and lowest calendar quarter returns were 8.08% and (4.47)%, respectively, for the quarters ended December 31, 2016 and March 31, 2016.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2016

	1 Year	Since Inception August 12, 2015
Returns before taxes	5.43%	2.81%
Returns after taxes on distributions	4.50%	1.88%
Returns after taxes on distributions and sale of Fund shares	3.85%	2.07%
MSCI EMU High Dividend Yield US Dollar Hedged Index	5.68%	3.06%
MSCI EMU High Dividend Yield Index	1.34%	(5.39)%

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the Fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.

MANAGEMENT

Investment Adviser

DBX Advisors LLC

Portfolio Managers

Bryan Richards, Patrick Dwyer, Navid Sohrabi, Shlomo Bassous and Charlotte Cipolletti are portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund. Each portfolio manager functions as a member of a portfolio management team. Messrs. Richards, Dwyer and Sohrabi and Ms. Cipolletti have been portfolio managers of the Fund since 2016. Mr. Bassous has been a portfolio manager of the Fund since October 2017.

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PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold through a brokerage firm. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with the Fund’s distributor.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax-deferred investment plans, however, may be taxable to you.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE

Xtrackers MSCI EAFE Small Cap Hedged Equity ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EAFE Small Cap US Dollar Hedged Index (the “Underlying Index”).

FEES AND EXPENSES

These are the fees and expenses that you will pay when you buy and hold shares. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee	0.45
Other Expenses	None
Total Annual Fund Operating Expenses	0.45

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example and can affect the Fund’s performance. For the fiscal year ended May 31, 2017, the Fund’s portfolio turnover rate was 20%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to provide exposure to small cap equity securities in developed stock markets outside of the Americas, while mitigating exposure to fluctuations between the value of the U.S. dollar and the currencies of the countries included in the Underlying Index. The Fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole. The Fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.

As of July 31, 2017, the Underlying Index consisted of 2262 securities, with an average market capitalization of approximately $1.06 billion and a minimum market capitalization of approximately $41.7 million, from issuers in the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The Fund enters into forward currency contracts designed to offset the Fund’s exposure to foreign currencies. The Fund hedges each foreign currency in the portfolio to U.S. dollars by selling the applicable foreign currency forward at the one-month forward rate published by WM/Reuters. The amount of forward contracts in the Fund is based on the aggregate exposure of the Fund and Underlying Index to each non-U.S. currency based on currency weights as of

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the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on Fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of non-U.S. currencies relative to the U.S. dollar. The Fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in U.S. dollars.

The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities from issuers located in developed countries (excluding the United States and Canada) and in instruments designed to hedge against the Fund’s exposure to non-U.S. currencies. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of securities of issuers from Japan (29.6%) and the United Kingdom (18.5%).

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of issuers in the industrials (22.2%) and consumer discretionary (15.9%) sectors.

MAIN RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of the Prospectus entitled “Additional Information About the Funds’ Investment Strategies, Underlying Indexes and Risks – Further Discussion of Main Risks” and in the Statement of Additional Information (“SAI”).

Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the Fund makes, which could affect the Fund’s ability to sell them at an attractive price. To the extent the Fund invests in a particular capitalization or sector, the Fund’s performance may be affected by the general performance of that particular capitalization or sector.

Foreign investment risk. The Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the Fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for U.S. investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of U.S. markets. Because foreign exchanges generally are smaller and less liquid than U.S. exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the Fund’s foreign investments.

In addition, the Fund may invest in depositary receipts, which involve similar risks to those associated with investments in foreign securities. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.

European economic risk. The Economic and Monetary Union (the “EMU”) of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial

Prospectus October 2, 2017	85	Xtrackers MSCI EAFE Small Cap Hedged Equity ETF

markets have recently experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in countries other than those listed in the previous sentence). These events have adversely affected the exchange rate of the euro, the common currency of certain EU countries, and may continue to significantly affect every country in Europe, including countries that do not use the euro. In June 2016, the United Kingdom approved a referendum to leave the EU, creating economic and political uncertainty in its wake. Significant uncertainty exists regarding the timing of the United Kingdom’s anticipated withdrawal from the EU and the effects such withdrawal will have on economies, financial markets and asset valuations in the EU and around the world.

Small company risk. Investing in securities of small capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Industrials sector risk. The Fund invests a significant portion of its assets in securities issued by companies in the industrials sector in order to track the Underlying Index’s allocation to that sector. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Because as currently constituted the industrials sector represents a significant portion of the Underlying Index, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

Consumer discretionary sector risk. The Fund invests a significant portion of its assets in securities issued by companies in the consumer discretionary sector in order to track the Underlying Index’s allocation to that sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Forward currency contract risk. The Fund enters into forward currency contracts to attempt to minimize the impact of changes in the value of the non-U.S. currencies included in the Underlying Index against the U.S. dollar. These contracts may not be successful. To the extent the Fund’s forward currency contracts are not successful, the U.S. dollar value of your investment in the Fund may go down. Furthermore, because no changes in the currency weights in the Underlying Index are made during the month to account for changes in the Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of the non-U.S. currencies included in the Underlying Index against the U.S. dollar during the month may affect the value of the Fund’s investment. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the Fund may also go up or down quickly and unpredictably and investors may lose money. NDFs may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the Fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.

Counterparty risk. A financial institution or other counterparty with whom the Fund enters into a forward currency contract or otherwise does business, or that underwrites, distributes or guarantees any other investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund.

Indexing risk. While the exposure of the Underlying Index to its component securities is by definition 100%, the Fund’s effective exposure to Underlying Index securities may vary over time. Because the Fund, as an index fund, is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

Tracking error risk. The performance of the Fund may diverge from that of its Underlying Index for a number of

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reasons, including operating expenses, transaction costs (including the costs of entering into forward currency contracts on a frequent basis), cash flows and operational inefficiencies. The Fund’s return also may diverge from the return of the Underlying Index because the Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of Underlying Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Underlying Index.

Market price risk. Fund shares are listed for trading on Bats BZX Exchange, Inc. (“Bats”) and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. DBX Advisors LLC (the “Adviser”) cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. However, the Fund may have a limited number of financial institutions that may act as APs or market makers. Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described below under “Purchase and Sale of Fund Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other APs is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in Fund shares. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the Fund may be traded in markets that close at a different time than Bats. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when Bats is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the Fund.

Geographic concentration risk. To the extent the Underlying Index and the Fund are significantly comprised of securities of issuers from a single country, the Fund would be more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the

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market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of securities of issuers from Japan (29.6%) and the United Kingdom (18.5%).

Operational risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Non-diversification risk. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

PERFORMANCE INFORMATION

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of the Underlying Index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.Xtrackers.com.

CALENDAR YEAR TOTAL RETURN as of 12/31

The Fund’s year-to-date return was 10.80% as of June 30, 2017.

During the periods shown in the above chart, the Fund’s highest and lowest calendar quarter returns were 8.09% and (4.04)%, respectively, for the quarters ended September 30, 2016 and March 31, 2016.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2016

	1 Year	Since Inception August 19, 2015
Returns before taxes	6.02%	3.64%
Returns after taxes on distributions	5.02%	2.68%
Returns after taxes on distributions and sale of Fund shares	4.03%	2.61%
MSCI EAFE Small Cap US Dollar Hedged Index	6.89%	4.74%
MSCI EAFE Index	2.18%	0.73%

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the Fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.

MANAGEMENT

Investment Adviser

DBX Advisors LLC

Portfolio Managers

Bryan Richards, Patrick Dwyer, Navid Sohrabi, Shlomo Bassous and Charlotte Cipolletti are portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund. Each portfolio manager functions as a member of a portfolio management team. Messrs. Richards, Dwyer and Sohrabi and Ms. Cipolletti have been portfolio managers of the Fund since 2016. Mr. Bassous has been a portfolio manager of the Fund since October 2017.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold through a brokerage firm. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with the Fund’s distributor.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is an IRA, 401(k), or other tax-deferred

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investment plan. Any withdrawals you make from such tax-deferred investment plans, however, may be taxable to you.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE

Xtrackers MSCI Eurozone Hedged Equity ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EMU IMI US Dollar Hedged Index (the “Underlying Index”).

FEES AND EXPENSES

These are the fees and expenses that you will pay when you buy and hold shares. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee	0.45
Other Expenses	None
Total Annual Fund Operating Expenses	0.45

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example and can affect the Fund’s performance. For the fiscal year ended May 31, 2017, the Fund’s portfolio turnover rate was 16%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of equity securities based in the countries in the European Monetary Union (the “EMU”), while seeking to mitigate exposure to fluctuations between the value of the U.S. dollar and the euro. The Fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole. The Underlying Index is composed of equities from countries in the EMU, or the “Eurozone,” that have adopted the euro as their common currency and sole legal tender. The Fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.

As of July 31, 2017, the Underlying Index consisted of 707 securities with an average market capitalization of approximately $7.35 billion and a minimum market capitalization of approximately $131.2 million from issuers in the following countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Netherlands, Portugal and Spain.

The Fund enters into forward currency contracts designed to offset the Fund’s exposure to the euro. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund (and the Underlying Index) hedges the euro in the portfolio to U.S. dollars by selling the euro forward at the one-month forward rate published by

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WM/Reuters. The amount of forward contracts in the Fund is based on the aggregate exposure of the Fund and Underlying Index to the euro based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on Fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of the euro relative to the U.S. dollar. The Fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in U.S. dollars.

The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities from issuers in the Eurozone. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of securities of issuers from France (30.3%) and Germany (28.6%).

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of issuers in the financial services (20.4%) and industrials sector (16.0%).

MAIN RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of the Prospectus entitled “Additional Information About the Funds’ Investment Strategies, Underlying Indexes and Risks – Further Discussion of Main Risks” and in the Statement of Additional Information (“SAI”).

Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the

Fund makes, which could affect the Fund’s ability to sell them at an attractive price. To the extent the Fund invests in a particular capitalization or sector, the Fund’s performance may be affected by the general performance of that particular capitalization or sector.

Foreign investment risk. The Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the Fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for U.S. investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of U.S. markets. Because foreign exchanges generally are smaller and less liquid than U.S. exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the Fund’s foreign investments.

In addition, the Fund may invest in depositary receipts, which involve similar risks to those associated with investments in foreign securities. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.

European economic risk. The Economic and Monetary Union (the “EMU”) of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse

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trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in countries other than those listed in the previous sentence). These events have adversely affected the exchange rate of the euro, the common currency of certain EU countries, and may continue to significantly affect every country in Europe, including countries that do not use the euro. In June 2016, the United Kingdom approved a referendum to leave the EU, creating economic and political uncertainty in its wake. Significant uncertainty exists regarding the timing of the United Kingdom’s anticipated withdrawal from the EU and the effects such withdrawal will have on economies, financial markets and asset valuations in the EU and around the world.

Small and medium company risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Financial services sector risk. The Fund invests a significant portion of its assets in securities of issuers in the financial services sector in order to track the Underlying Index’s allocation to that sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and ensuing financial crisis in 2008 resulted, and may continue to result, in an unusually high degree of volatility in the financial markets.

Industrials sector risk. The Fund invests a significant portion of its assets in securities issued by companies in the industrials sector in order to track the Underlying Index’s allocation to that sector. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Because as currently constituted the industrials sector represents a significant portion of the Underlying Index, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

Forward currency contract risk. The Fund enters into forward currency contracts to attempt to minimize the impact of changes in the value of the euro against the U.S. dollar. These contracts may not be successful. To the extent the Fund’s forward currency contracts are not successful, the U.S. dollar value of your investment in the Fund may go down. Furthermore, because no changes in the currency weights in the Underlying Index are made during the month to account for changes in the Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of the euro against the U.S. dollar during the month may affect the value of the Fund’s investment. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the Fund may also go up or down quickly and unpredictably and investors may lose money. NDFs may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the Fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.

Counterparty risk. A financial institution or other counterparty with whom the Fund enters into a forward currency contract or otherwise does business, or that underwrites, distributes or guarantees any other investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund.

Indexing risk. While the exposure of the Underlying Index to its component securities is by definition 100%, the Fund’s effective exposure to Underlying Index securities may vary over time. Because the Fund, as an index fund, is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

Tracking error risk. The performance of the Fund may diverge from that of its Underlying Index for a number of

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reasons, including operating expenses, transaction costs (including the costs of entering into forward currency contracts on a frequent basis), cash flows and operational inefficiencies. The Fund’s return also may diverge from the return of the Underlying Index because the Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of Underlying Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Underlying Index.

Market price risk. Fund shares are listed for trading on NYSE Arca and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. DBX Advisors LLC

(the “Adviser”) cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. However, the Fund may have a limited number of financial institutions that may act as APs or market makers. Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described below under “Purchase and Sale of Fund Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other APs is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in Fund shares. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the Fund may be traded in markets that close at a different time than the NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the Fund.

Geographic concentration risk. To the extent the Underlying Index and the Fund are significantly comprised of securities of issuers from a single country, the Fund would be more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or

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economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of securities of issuers from France (30.3%) and Germany (28.6%).

Operational risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Non-diversification risk. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

PERFORMANCE INFORMATION

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of the Underlying Index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.Xtrackers.com.

CALENDAR YEAR TOTAL RETURN as of 12/31

The Fund’s year-to-date return was 10.15% as of June 30, 2017.

During the periods shown in the above chart, the Fund’s highest and lowest calendar quarter returns were 17.99% and (8.27)%, respectively, for the quarters ended March 31, 2015 and September 30, 2015.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2016

	1 Year	Since Inception December 10, 2014
Returns before taxes	5.95%	7.70%
Returns after taxes on distributions	4.82%	6.34%
Returns after taxes on distributions and sale of Fund shares	3.80%	5.50%
MSCI EMU IMI US Dollar Hedged Index	5.87%	7.85%
MSCI EMU IMI Net Total Return	1.21%	(0.76)%

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the Fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.

MANAGEMENT

Investment Adviser

DBX Advisors LLC

Portfolio Managers

Bryan Richards, Patrick Dwyer, Navid Sohrabi, Shlomo Bassous and Charlotte Cipolletti are portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund. Each portfolio manager functions as a member of a portfolio management team. Messrs. Richards, Dwyer and Sohrabi and Ms. Cipolletti have been portfolio managers of the Fund since 2016. Mr. Bassous has been a portfolio manager of the Fund since October 2017.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold through a brokerage firm. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with the Fund’s distributor.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is an IRA, 401(k), or other tax-deferred

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investment plan. Any withdrawals you make from such tax-deferred investment plans, however, may be taxable to you.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE

Xtrackers Japan JPX-Nikkei 400 Equity ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the JPX-Nikkei 400 Net Total Return Index (the “Underlying Index”).

FEES AND EXPENSES

These are the fees and expenses that you will pay when you buy and hold shares. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee	0.40
Other Expenses	None
Total Annual Fund Operating Expenses	0.40

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$41	$128	$224	$505

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example and can affect the Fund’s performance.

For the fiscal year ended May 31, 2017, the Fund’s portfolio turnover rate was 22%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a “passive” or indexing investment approach, of the Underlying Index, which is designed to track the performance of equity securities of issuers who are primarily listed on the JASDAQ Stock Exchange (“JASDAQ”) or the following sections of the Tokyo Stock Exchange (“TSE”): the first section (for large companies), the second section (for middle-sized companies) and the “Mothers” (for high-growth and emerging stocks). The Fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole. The Underlying Index is comprised of the equity securities of the 400 highest scoring issuers listed on the JASDAQ and TSE, as measured in return on equity, cumulative operating profit and current market value. The Fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.

As of July 31, 2017, the Underlying Index consisted of 400 securities with an average market capitalization of approximately $10.26 billion and a minimum market capitalization of approximately $397.35 million.

The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities from Japanese issuers. As of July 31, 2017, the Underlying Index was solely comprised of issuers in Japan.

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of issuers in the industrials (22.5%) and consumer discretionary (17.0%) sectors.

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MAIN RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of the Prospectus entitled “Additional Information About the Funds’ Investment Strategies, Underlying Indexes and Risks – Further Discussion of Main Risks” and in the Statement of Additional Information (“SAI”).

Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the Fund makes, which could affect the Fund’s ability to sell them at an attractive price. To the extent the Fund invests in a particular capitalization or sector, the Fund’s performance may be affected by the general performance of that particular capitalization or sector.

Foreign investment risk. The Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the Fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for U.S. investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of U.S. markets. Because foreign exchanges generally are smaller and less liquid than U.S. exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the Fund’s foreign investments.

In addition, the Fund may invest in depositary receipts, which involve similar risks to those associated with investments in foreign securities. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.

Risks related to investing in Japan. The growth of Japan’s economy has historically lagged behind that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. China has become an important trading partner with Japan, yet the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes and tsunamis and is economically sensitive to environmental events. Any such event, such as the major earthquake and tsunami which struck Japan in March 2011, could result in a significant adverse impact on the Japanese economy. Japan may be subject to risks relating to political, economic and labor risks. Any of these risks, individually or in the aggregate, could adversely affect investments in the Fund. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Furthermore, Japanese corporations often engage in high levels of corporate leveraging, extensive cross-purchases of the securities of other corporations and are subject to a changing corporate governance structure.

Small and medium company risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Industrials sector risk. The Fund invests a significant portion of its assets in securities issued by companies in the industrials sector in order to track the Underlying Index’s allocation to that sector. The industrials sector

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includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Because as currently constituted the industrials sector represents a significant portion of the Underlying Index, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

Consumer discretionary sector risk. The Fund invests a significant portion of its assets in securities issued by companies in the consumer discretionary sector in order to track the Underlying Index’s allocation to that sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Currency risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, investors may lose money if the Japanese yen depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings increases. Generally, when the U.S. dollar rises in value against the Japanese yen, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against the Japanese yen, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk means that a strong U.S. dollar will reduce returns for U.S. investors, while a weak U.S. dollar will increase those returns. The Fund will not hedge against fluctuations in the Japanese yen. The value of the US dollar measured against Japanese yen is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currency by a country’s government.

Indexing risk. While the exposure of the Underlying Index to its component securities is by definition 100%, the Fund’s effective exposure to Underlying Index securities may vary over time. Because the Fund, as an index fund, is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

Tracking error risk. The performance of the Fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The Fund’s return also may diverge from the return of the Underlying Index because the Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of Underlying Index. In light of the factors discussed above, the Fund’s return may

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deviate significantly from the return of the Underlying Index.

Market price risk. Fund shares are listed for trading on NYSE Arca and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. DBX Advisors LLC (the “Adviser”) cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. However, the Fund may have a limited number of financial institutions that may act as APs or market makers. Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described below under “Purchase and Sale of Fund Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other APs is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in Fund shares. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the Fund may be traded in markets that close at a different time than the NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the Fund.

Country concentration risk. Because the Fund invests all or a significant portion of its assets in the securities of a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance.

Operational risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Non-diversification risk. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

PERFORMANCE INFORMATION

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of the Underlying Index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.Xtrackers.com.

CALENDAR YEAR TOTAL RETURN as of 12/31

The Fund’s year-to-date return was 10.44% as of June 30, 2017.

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During the periods shown in the above chart, the Fund’s highest and lowest calendar quarter returns were 7.39% and (6.21)%, respectively, for the quarters ended September 30, 2016 and March 31, 2016.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2016

	1 Year	Since Inception June 24, 2015
Returns before taxes	2.26%	(1.32)%
Returns after taxes on distributions	2.02%	(1.55)%
Returns after taxes on distributions and sale of Fund shares	1.66%	(0.94)%
JPX-Nikkei 400 Net Total Return Index	2.54%	(1.12)%
MSCI ACWI ex USA Index	4.50%	5.67%

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the Fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.

MANAGEMENT

Investment Adviser

DBX Advisors LLC

Portfolio Managers

Bryan Richards, Patrick Dwyer, Navid Sohrabi, Shlomo Bassous and Charlotte Cipolletti are portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund. Each portfolio manager functions as a member of a portfolio management team. Messrs. Richards, Dwyer and Sohrabi and Ms. Cipolletti have been portfolio managers of the Fund since 2016. Mr. Bassous has been a portfolio manager of the Fund since October 2017.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold through a brokerage firm. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with the Fund’s distributor.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax-deferred investment plans, however, may be taxable to you.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE

Xtrackers MSCI Latin America Pacific Alliance ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Latin America Pacific Alliance Capped Index (the “Underlying Index”).

FEES AND EXPENSES

These are the fees and expenses that you will pay when you buy and hold shares. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee	0.55
Other Expenses*	None
Total Annual Fund Operating Expenses	0.55
*	Because the Fund is new, “Other Expenses” are based on estimated amounts for the current fiscal year

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$56	$176

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund has not yet commenced operations and therefore does not report portfolio turnover rate.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to provide exposure to equity securities of issuers from Latin American member states of the Pacific Alliance, currently consisting of Chile, Colombia, Mexico and Peru, as well as securities that are headquartered and carry out the majority of operations in the respective country. The Underlying Index is a free float-adjusted, market capitalization-weighted index with a capping methodology applied to issuer weights so that no single issuer of a component exceeds 25% of the Underlying Index weight, all issuers with weight above 5% do not exceed 50% of the Underlying Index weight and no single country exceeds 50% of the Underlying Index weight. The Fund uses a representative sampling indexing strategy in seeking to correspond generally to the performance, before fees and expenses, the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole. The Fund will invest at least 80% of its total assets (but typically far more) in component securities of the Underlying Index.

As of July 31, 2017, the Underlying Index consisted of 142 securities with an average market capitalization of approximately $2.48 billion and a minimum market capitalization of approximately $62.8 million from issuers in the following countries: Canada, Chile, Colombia, Mexico, Peru and the United Kingdom.

The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers from Latin

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American member states of the Pacific Alliance, Canada and the United Kingdom. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of securities of issuers from Mexico (50.8%) and Chile (22.5%)

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of issuers in the financial services (25.2%), materials (18.6%) and consumer staples (18.2%) sectors.

MAIN RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of the Prospectus entitled “Additional Information About the Funds’ Investment Strategies, Underlying Indexes and Risks – Further Discussion of Main Risks” and in the Statement of Additional Information (“SAI”).

Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the Fund makes, which could affect the Fund’s ability to sell them at an attractive price. To the extent the Fund invests in a particular capitalization or sector, the Fund’s performance may be affected by the general performance of that particular capitalization or sector.

Foreign investment risk. The Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the Fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for U.S. investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of U.S. markets. Because foreign exchanges generally are smaller and less liquid than U.S. exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the Fund’s foreign investments.

In addition, the Fund may invest in depositary receipts, which involve similar risks to those associated with investments in foreign securities. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.

Emerging market securities risk. The securities of issuers located in emerging markets tend to be more volatile and less liquid than securities of issuers located in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.

Latin American economic risk. High interest, inflation, government defaults and unemployment rates characterize the economies in some Latin American countries. Currency devaluations in any Latin American country can have a significant effect on the entire region. Because commodities such as oil and gas, minerals, and metals represent a significant percentage of the region’s exports, the economies of Latin American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Latin American countries can experience significant volatility.

Risks related to investing in Chile. Investments in Chilean issuers involve risks that are specific to Chile, including legal, regulatory, political, currency, environmental and economic risks. Among other things, the Chilean economy is heavily dependent on key trading partners for the export of certain commodities, making it vulnerable to commodity prices.

Risks related to investing in Colombia. Investments in Colombian issuers and companies that have significant operations in Colombia involve risks that are specific to Colombia, including legal, regulatory, political and economic

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risks. The Colombian economy has grown steadily during the past several years, and there can be no assurance that economic growth will continue. The Colombian economy depends heavily on oil, coal and other commodity exports, making it vulnerable to commodity prices.

Risks related to investing in Mexico. Investments in Mexican issuers involve risks that are specific to Mexico, including legal, regulatory, political, currency, security and economic risks. Mexico has privatized or has begun the process of privatization of certain entities and industries. In some instances, investors in some newly privatized entities have suffered losses due to the inability of the newly privatized entities to adjust quickly to a competitive environment or to changing regulatory and legal standards. There is no assurance that such losses will not recur. The Mexican economy may be significantly affected by the economies of other Central and South American countries. High interest, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any Central and South American country can have a significant effect on the entire region. Because commodities such as oil and gas, minerals, and metals represent a significant percentage of the region’s exports, the economies of Central and South American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility. In the past, Mexico has experienced high interest rates, economic volatility and high unemployment rates. The agricultural and mining sectors of Mexico’s economy account for a large portion of its exports. Mexico is susceptible to fluctuations in the commodity markets and, in particular, in the price and demand for agricultural products and natural resources. Any changes in these sectors or fluctuations in the commodity markets could have an adverse impact on the Mexican economy. Recent political developments in the U.S. have potential implications for the current trade arrangements between the U.S. and Mexico, which could negatively affect the value of securities held by the Fund.

Risks related to investing in Peru. Investment in Peruvian issuers involves risks that are specific to Peru, including legal, regulatory, political and economic risks. The Peruvian economy is dependent on commodity prices and the economies of its trading partners in Latin America, Europe, Asia and the United States. Peru has historically experienced high rates of inflation and may continue to do so in the future.

Financial services sector risk. The Fund invests a significant portion of its assets in securities of issuers in the financial services sector in order to track the Underlying Index’s allocation to that sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and ensuing financial crisis in 2008 resulted, and may continue to result, in an unusually high degree of volatility in the financial markets.

Consumer staples sector risk. The Fund invests a significant portion of its assets in securities of issuers in the consumer staples sector in order to track the Underlying Index’s allocation to that sector. Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector are also affected by changes in government regulation, global economic, environmental and political events, economic conditions and the depletion of resources. In addition, companies in the consumer staples sector may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions.

Materials sector risk. The Fund invests a significant portion of its assets in securities issued by companies in the materials sector. Companies engaged in the production and distribution of materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, litigation and government regulations, increased competition, over-production, depletion of resources and labor relations.

Small and medium company risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Currency risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, investors may lose money if a

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local currency in which its holdings are denominated depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings increases. Generally, when the U.S. dollar rises in value against a local currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against the local currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk means that a strong U.S. dollar will reduce returns for U.S. investors, while a weak U.S. dollar will increase those returns. The Fund will not hedge against fluctuations in the local currencies in which its holdings are denominated. The value of the US dollar measured against a local currency is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currency by a country’s government.

Indexing risk. While the exposure of the Underlying Index to its component securities is by definition 100%, the Fund’s effective exposure to Underlying Index securities may vary over time. Because the Fund, as an index fund, is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

Tracking error risk. The performance of the Fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The Fund’s return also may diverge from the return of the Underlying Index because the Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of Underlying Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Underlying Index.

Market price risk. Fund shares are listed for trading on NYSE Arca and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. DBX Advisors LLC (the “Adviser”) cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. However, the Fund may have a limited number of financial institutions that may act as APs or market makers. Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described below under “Purchase and Sale of Fund Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other APs is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in Fund shares. Further, while the

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creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the Fund may be traded in markets that close at a different time than the NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the Fund.

Geographic concentration risk. To the extent the Underlying Index and the Fund are significantly comprised of securities of issuers from a single country, the Fund would be more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of securities of issuers from Mexico (50.8%) and Chile (22.5%)

Operational risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Non-diversification risk. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

PERFORMANCE INFORMATION

As of the date of this Prospectus, the Fund has not yet commenced operations and therefore does not report its performance information. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.Xtrackers.com and will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance and by showing how the Fund’s returns compare with those of a broad measure of market performance.

MANAGEMENT

Investment Adviser

DBX Advisors LLC

Portfolio Managers

Bryan Richards, Patrick Dwyer, Navid Sohrabi, Shlomo Bassous and Charlotte Cipolletti are portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund. Each portfolio manager functions as a member of a portfolio management team. Messrs. Richards, Dwyer, Sohrabi and Bassous and Ms. Cipolletti have been portfolio managers of the Fund since the Fund’s inception.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold through a brokerage firm. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with the Fund’s distributor.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is an individual retirement account, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax-deferred investment plans, however, may be taxable to you.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or

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reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES, UNDERLYING INDEXES AND RISKS

Additional Information About the Funds’ Investment Strategies

Xtrackers MSCI All World ex US Hedged Equity ETF, Xtrackers MSCI All World ex US High Dividend Yield Hedged Equity ETF, Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF, Xtrackers MSCI Brazil Hedged Equity ETF, Xtrackers MSCI EAFE Hedged Equity ETF, Xtrackers MSCI EAFE High Dividend Yield Hedged Equity ETF, Xtrackers MSCI EAFE Small Cap Hedged Equity ETF, Xtrackers MSCI Emerging Markets Hedged Equity ETF, Xtrackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF, Xtrackers MSCI Europe Hedged Equity ETF, Xtrackers MSCI Eurozone Hedged Equity ETF, Xtrackers MSCI Eurozone High Dividend Yield Hedged Equity ETF, Xtrackers MSCI Germany Hedged Equity ETF, Xtrackers MSCI Japan Hedged Equity ETF, Xtrackers MSCI Mexico Hedged Equity ETF, Xtrackers MSCI South Korea Hedged Equity ETF and Xtrackers MSCI United Kingdom Hedged Equity ETF will each normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers located in the markets specified in the applicable Fund’s name and in instruments designed to hedge the Fund’s exposure to non-U.S. currencies.

Xtrackers Japan JPX-Nikkei 400 Equity ETF will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities from Japanese issuers.

Xtrackers MSCI Latin America Pacific Alliance ETF will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities from Latin American member states of the Pacific Alliance.

In addition, each Fund will invest at least 80% of its total assets (but typically far more) in instruments that comprise its Underlying Index. Each Fund may also invest in depositary receipts in respect of equity securities that comprise its Underlying Index to seek performance that corresponds to the Fund’s respective Underlying Index. Investments in such depositary receipts will count towards each Fund’s 80% investment policy discussed above with respect to instruments that comprise the Underlying Index.

Each Fund may invest its remaining assets in other securities, including securities not in the Underlying Index, cash and cash equivalents, money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Adviser or its affiliates (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in futures contracts, options on futures contracts and other types of options and swaps related to its Underlying Index. Each Fund, except Xtrackers Japan JPX-Nikkei 400 Equity ETF and Xtrackers MSCI Latin America Pacific Alliance ETF, expects to use futures contracts to a limited extent in seeking performance that corresponds to the Underlying Index. The Funds will not invest in money market instruments or other short-term investments as part of a temporary defensive strategy to protect against potential stock market declines.

Each of the policies described herein, including the investment objective and 80% investment policies of each Fund, constitutes a non-fundamental policy that may be changed by the Board of the Trust without shareholder approval. Each Fund’s 80% investment policies require 60 days’ prior written notice to shareholders before they can be changed. Certain fundamental policies of the Funds are set forth in the SAI.

Borrowing Money. Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

Credit Facility. The Trust, on behalf of the Xtrackers MSCI All World ex US Hedged Equity ETF, Xtrackers MSCI All World ex US High Dividend Yield Hedged Equity ETF,

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Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF, Xtrackers MSCI Emerging Markets Hedged Equity ETF, Xtrackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF and certain other funds managed by the Adviser, has entered into a revolving senior unsecured credit facility with The Bank of New York Mellon (“BNYM”), Bank of Nova Scotia, HSBC, Royal Bank of Canada and State Street Corporation. The Funds may borrow money under this credit facility to the extent necessary for temporary or emergency purposes, including the funding of shareholder redemption requests, trade settlements, and as necessary to distribute to shareholders any income necessary to maintain a Fund’s status as a regulated investment company (“RIC”). Interest is charged to a Fund based on its borrowings at current commercial rates. Each borrowing under the credit facility matures no later than 45 days after the date of borrowing. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum of the daily amount of the excess, if any, of the lender’s commitment over the aggregate outstanding principal balance of the loans made by the lender. Each Fund can prepay loans at any time and may at any time terminate, or from time to time reduce, without the payment of a premium or penalty, the commitment under the credit facility subject to compliance with certain conditions.

Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost a Fund interest expense and other fees, which may reduce a Fund’s return. Each Fund is required to maintain continuous asset coverage with respect to its borrowings and may be required to sell some of its holdings to reduce debt and restore coverage at times when it is not advantageous to do so. There is no assurance that a borrowing strategy will be successful. Upon the expiration of the term of a Fund’s existing credit arrangement, the lender may not be willing to extend further credit to the Fund or may only be willing to do so at an increased cost to the Fund. If a Fund is not able to extend its credit arrangement, it may be required to liquidate holdings to repay amounts borrowed from the lender. In addition, if a Fund’s assets increase, there is no assurance that the lender will be willing to make additional loans to the Fund in order to allow it to borrow the amounts desired by the Fund to facilitate redemptions.

Securities Lending. Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, a Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. A Fund may lend its portfolio securities in an amount up to 33 1/3 % of its total assets.

Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events, and securities lending in general, could trigger adverse tax consequences for a Fund and its investors. For example, if a Fund loans its securities, the Fund and its investors may lose the ability to treat certain Fund distributions associated with those securities as qualified dividend income.

Additional Information about each Fund’s Underlying Index

MSCI Indexes

The MSCI Indexes are calculated and maintained by MSCI Inc. (“Index Provider” or “MSCI”). MSCI’s Global Investable Market Indexes (the “MSCI GIMI”) provide exhaustive coverage and non-overlapping market segmentation by market capitalization size and by style. The MSCI GIMI intends to target approximately 99% coverage of the free float-adjusted market capitalization in each market of large-, mid- and small-cap securities.

∎	MSCI Global Standard Indexes cover all investable large- and mid-cap securities by including approximately 85% of each market’s free float-adjusted market capitalization.
∎

MSCI Global Small Cap Indexes provide coverage to all companies with a market capitalization below that of the companies in the MSCI Global Standard Indexes by including above and beyond the coverage of the MSCI Global Standard Indexes.

Under MSCI’s Global Investable Market Index methodology, the small-cap universe consists of securities of those companies not included in the large-cap or mid-cap segments of a particular market, which together comprise approximately 85% of each market’s free float-adjusted market capitalization. The small cap segment covers the 85%-99% range of each market’s free float-adjusted market capitalization.

Defining the Equity Universe. MSCI begins with securities listed in countries in the MSCI Global Index Series. Of these countries, 23 are classified as developed markets and 23 as emerging markets. All listed equity securities and listed securities that exhibit characteristics of equity securities, except mutual funds, exchange-traded funds, equity derivatives, limited partnerships and most investment trusts, are eligible for inclusion in the equity universe. Real estate investment trusts (“REITs”) in some

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countries and certain income trusts in Canada are also eligible for inclusion. Each company and its securities (i.e., Share classes) are classified in only one country, which allows for a distinctive sorting of each company by its respective country.

MSCI Hedged Indexes

The MSCI Hedged Indexes are currency hedged versions of the MSCI Equity Indexes. The MSCI Hedged Indexes are maintained with an objective of reflecting the evolution of the underlying currency exposures in the MSCI Equity Indexes on a timely basis. In particular, index maintenance involves:

∎	Resetting the weights of the currencies to be sold in the index; and
∎	Rolling the forward contracts over to the next month.

The MSCI Hedged Indexes are rebalanced monthly on the last trading day of the month, when the index will take into account the effect of rolling into new 1-month forward contracts based on the newly determined weights of currency to be sold for the next month’s index calculation. The currency weights are determined as of the close of two business days before the first calendar day of following month and remain constant intra month. This means that no changes in the weights are made during the month to account for changes in the indexes due to price movement of securities, corporate events, additions, deletions or any other changes. The daily calculation of MSCI Hedged Indexes marks to market the one-month forward contracts on a daily basis by using an equal and offsetting forward position.

MSCI 25/50 Indexes

Each of the MSCI 25/50 Indexes is a sub-index of an MSCI Hedged Index. Each Index is a free float-adjusted market capitalization-weighted index with a capping methodology applied to issuer weights so that no single issuer of a component exceeds 25% of the Underlying Index weight, and all issuers with weight above 5% do not exceed 50% of the Underlying Index weight. The MSCI 25/50 Indexes take into account the investment limits required of RICs, pursuant to Subchapter M of the Code. One requirement of a RIC is that at the end of each quarter of its tax year no more than 25% of the value of the RIC’s assets may be invested in a single issuer and the sum of the weights of all issuers representing more than 5% of the fund should not exceed 50% of the fund’s total assets. The MSCI 25/50 Index methodology aims to minimize index turnover, tracking error and extreme deviation from the parent index. The indexes are rebalanced quarterly. Changes resulting from each rebalancing are made as of the close of the last business day of February, May, August and November, coinciding with the quarterly index reviews of their parent indexes.

MSCI High Dividend Yield Indexes

All securities belonging to an underlying MSCI Hedged Index are eligible for inclusion in an MSCI High Dividend Yield Index, with the exception of REITs. REITs have structurally very high dividend yield and, if included, would represent a very significant proportion of the MSCI High Dividend Yield Index. Also, typically, regulatory constraints restrict the inclusion of REITs in meaningful proportions in many institutional portfolios.

Each MSCI High Dividend Yield Index targets companies with high dividend income and quality characteristics and includes companies that have higher than average dividend yields that are both sustainable and persistent. Index construction starts with a dividend screening process: only securities with a track record of consistent dividend payments over the previous four years and with the capacity to sustain dividend payouts into the future are eligible index constituents. A determination by MSCI that an issuer has the capacity to sustain dividends into the future is no guarantee that such issuer will continue to distribute dividends. Securities are also screened based on certain “quality” factors such as return on equity, earnings variability, debt to equity, and on recent 12-month price performance. The goal is to exclude stocks with potentially deteriorating fundamentals that could be forced to cut or reduce dividends. From the list of eligible companies, only those with higher than average dividend yields are selected for inclusion in the index. Issuer weights are capped at 5%. Each MSCI High Dividend Yield Index is market cap weighted and rebalanced semi-annually in May and November.

MSCI High Dividend Yield Indexes consider the following:

∎

Securities with zero or negative payout ratios are not considered for inclusion in the MSCI High Dividend Yield Indexes as they either do not pay dividends or have negative earnings which may put their future dividend payments at risk. Additionally, securities with an extremely high payout ratio, which occurs when earnings are low relative to dividends and may also indicate that the dividend payment might not be sustainable in the future, are also not considered for inclusion in the MSCI High Dividend Yield Indexes. Under this screen, securities with extremely high payout ratios, defined to be the top 5% of securities by number within the universe of securities with positive payout, are not considered eligible for inclusion in the index. The use of a relative payout ratio screen ensures that the companies at most relative risk of dividend cuts are excluded irrespective of the absolute level of the payout.

∎

Securities with a negative five-year dividend per share (“DPS”) growth are also excluded from the MSCI High Dividend Yield Indexes as their dividend growth is shrinking which could be a precursor to lower dividends.

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In addition, securities ranked in the bottom 5% of the universe of securities with negative one-year price performance are excluded from the MSCI High Dividend Yield Indexes.

Securities that have passed the above two screens are then considered for inclusion in the MSCI High Dividend Yield Indexes. Only securities with a dividend yield greater than or equal to 1.3 times the dividend yield of the Parent Index are included in the MSCI High Dividend Yield Indexes. For example, MSCI compares the yield of a European security to the yield of the MSCI Europe Index to determine if it is eligible for inclusion in the MSCI Europe High Dividend Yield Index. By contrast, MSCI compares the yield of the same security to the yield of the MSCI World Index to determine if it is eligible for inclusion in the MSCI World High Dividend Yield Index.

Each MSCI High Dividend Yield Index is a free float adjusted market capitalization weighted index. The MSCI Hedged Indexes, which are the Funds’ Underlying Indexes, are currency-hedged versions of the respective MSCI High Dividend Yield Indexes.

JPX-Nikkei 400 Net Total Return Index

Index Description. The JPX-Nikkei 400 Net Total Return Index is maintained and calculated jointly by Japan Exchange Group, Inc. (“JPX”), Tokyo Stock Exchange, Inc. (“TSE”) and Nikkei Inc. (collectively, the “Index Providers”). The JPX-Nikkei 400 Net Total Return Index is designed to reflect the performance of the Japanese stock market, specifically companies which are primarily listed on the TSE 1st section, TSE 2nd section, TSE Mothers or JASDAQ markets. The currency of the component securities is the Japanese yen.

In order to be eligible for inclusion in the Underlying Index, equity securities must meet the following criteria:

(1) Must have been listed on the TSE first section (for large companies), the TSE second section (for middle-sized companies), the TSE “Mothers” section (for high-growth and emerging stocks) or the JASDAQ Stock Exchange (“JASDAQ”) for at least three years;

(2) Generally, must be common stocks (non-common stocks may be included in the eligible constituents if they are regarded as equivalent to common stocks and their inclusion is deemed particularly necessary by the Index Providers);

(3) Must have more assets than liabilities for the last three fiscal years;

(4) Must have no operating or overall deficit in the last three fiscal years;

(5) No notes to the going concern assumption in the company’s financial statements, and must not have a statement that there is a significant insufficiency or not possible to release appraisal of internal controls in the company’s internal control report;

(6) Are not designated as a security to be de-listed or a security on alert; and

(7) In the past year, must not have been subject to (a) public announcement measures1, (b) request for improvement reports for public inspection, or (c) payment of a penalty for violation of the listing agreement.

The top 1,000 companies that meet the above criteria, ranked by market capitalization, will be selected based on trading volume during the past three years and current market capitalization as of the base date for selection (typically the last business day of June). The top 1,000 securities by market capitalization shall be selected in descending order out of the 1,200 securities with the highest trading value in the three years since the base date (such 1,200 securities being the “Selection Pool”). In cases where less than 1,000 securities are eligible to be selected per this method, the remaining securities shall be selected by taking the remaining securities in the Selection Pool that have the highest market capitalization on the base date.

The 1,000 securities selected are then scored according to the ranking of the following three items (i.e., first will be allocated 1,000 points and last will be allocated one point). An overall score is then determined by aggregating those ranking scores with the following weights:

(1) Three year return on equity: 40%;

(2) Three year cumulative operating profit: 40%; and

(3) Market capitalization on the selection date: 20%.

The 400 highest scoring securities will then be selected as constituents of the Underlying Index and weighted according to free float (i.e., the amount available for trading) market capitalization. No one Underlying Index component may comprise more than 1.5% of the Underlying Index as of the base date. The Underlying Index is rebalanced annually in August.

The Underlying Index is a total return index. A total return index calculates the performance of the index constituents on the basis that any dividends or distributions are reinvested.

Further Discussion of Main Risks

Each Fund, unless otherwise indicated, is subject to the main risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. Risk information is applicable to all Funds unless otherwise noted.

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Foreign investment risk. Each Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of a Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. To the extent that a Fund invests in non-U.S. dollar denominated foreign securities, changes in currency exchange rates may affect the U.S. dollar value of foreign securities or the income or gain received on these securities. The Xtrackers Japan JPX-Nikkei 400 Equity ETF and Xtrackers MSCI Latin America Pacific Alliance ETF will not enter into transactions to hedge against declines in the value of the Funds’ assets that are denominated in a foreign currency.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of a Fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for U.S. investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of U.S. markets. Because foreign exchanges generally are smaller and less liquid than U.S. exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value a Fund’s foreign investments.

Risks related to investing in Asia. (Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF only) Investment in securities of issuers in Asia involves risks and special considerations not typically associated with investment in the U.S. securities markets. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia, and any adverse effect on some or all of the Asian countries and regions in which the Funds invest. The securities markets in some Asian economies are relatively underdeveloped and may subject the Funds to higher action costs or greater uncertainty than investments in more developed securities markets. Such risks may adversely affect the value of the Funds’ investments.

Governments of many Asian countries have implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in their economies, reduce government control of the economy and develop market mechanisms. There can be no assurance these reforms will continue or that they will be effective. Despite recent reform and privatizations, significant regulation of investment and industry is still pervasive in many Asian countries and may restrict foreign ownership of domestic corporations and repatriation of assets, which may adversely affect Fund investments. Governments in some Asian countries are authoritarian in nature, have been installed or removed as a result of military coups or have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection have led to social turmoil, violence and labor unrest in some countries. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. Investing in certain Asian countries involves risk of loss due to expropriation, nationalization, or confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

Some countries and regions in which the Funds invest have experienced acts of terrorism or strained international relations due to territorial disputes, historical animosities or other defense concerns. For example, North and South Korea each have substantial military capabilities, and historical local tensions between the two countries present the risk of war. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and securities markets. These and other security situations may cause uncertainty in the markets of these geographic areas and may adversely affect the performance of local economies.

Risks related to investing in Australia. (Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF only) Investment in Australian issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to Australia. The Australian economy is heavily dependent on exports from the agricultural and mining sectors. As a result, the Australian economy is susceptible to fluctuations in the commodity markets. Australia is located in a part of the world that has historically been prone to natural disasters such as drought and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Australian economy. The Australian economy is also becoming increasingly dependent on its growing services industry.

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The Australian economy is dependent on trading with key trading partners, including the United States, China, Japan, Singapore and certain European countries. Reduction in spending on Australian products and services, or changes in any of the economies of Australia’s trading partners may cause an adverse impact on the Australian economy.

Risks related to investing in Brazil. (Xtrackers MSCI Brazil Hedged Equity ETF only) Investments in securities of Brazilian companies are subject to regulatory, economic and political risks related to the significant influence that the Brazilian government exercises over its economy. The Brazilian economy has historically been characterized by frequent, and occasionally drastic, intervention by the Brazilian government, including the imposition of wage and price controls, exchange controls, limiting imports and other measures. Government efforts to check inflation and shape other aspects of the economy have involved, among others, the setting of wage and price controls, blocking access to bank accounts, imposing exchange controls and limiting imports. There can be no assurances that similar measures will not be instituted in the future. Such measures may have significant effects on the Fund’s investments. Brazil’s economy has recently experienced sluggish economic growth due to, among other things, weak consumer spending, political turmoil, high rates of inflation and low commodity prices. Brazil suffers from chronic structural public sector deficits. The Brazilian government has privatized or is in the process of privatizing certain entities, notably in the telecommunications and energy sectors. Certain of these privatized entities have suffered losses due to, among other things, the inability to adjust to a competitive environment.

Brazil, like many other South American countries, has historically experienced high rates of inflation and may do so in the future. An increase in prices for petroleum, the depreciation of the real and future governmental measures seeking to maintain the value of the real in relation to the U.S. dollar, may trigger increases in inflation in Brazil and may slow the rate of growth of the Brazilian economy. Conversely, appreciation of the Brazilian real relative to the U.S. dollar may lead to the deterioration of Brazil’s current account and balance of payments as well as limit the growth of exports. Brazil also continues to suffer from a high level of debt and public spending, which may stifle economic growth, contribute to prolonged periods of recession or lower the country’s sovereign debt rating, all of which may adversely impact the Fund’s investments. Investments in Brazilian securities may be subject to certain restriction on foreign investment. Brazilian law provides that whenever a serious imbalance in Brazil’s balance of payments exists or is anticipated, the Brazilian government may impose temporary restrictions on the remittance to foreign investors of the proceeds of their investment in Brazil and on the conversion of Brazilian currency into foreign currency. The likelihood of such restrictions may be affected by the extent of Brazil’s foreign currency reserves, the availability of sufficient foreign currency in the foreign exchange markets on the date a payment is due, the size of Brazil’s debt service burden relative to the economy as a whole and political constraints to which Brazil may be subject. There can be no assurance that the Brazilian government will not impose restrictions or restrictive exchange control policies in the future. Furthermore, the Brazilian securities markets are smaller, less liquid and more volatile than U.S. securities markets and the market for Brazilian securities is influenced by economic and market conditions of certain countries, especially emerging market countries in Central and South America. Unanticipated political or social developments may result in sudden and significant investment losses.

Brazil is heavily dependent on export to the United States, China and other countries in Central and South America, especially fellow member states in the Mercosur trade bloc. Reduction in spending on Brazilian products and services, or adverse economic events, such as inflation, high interest rates, currency devaluation, political upheaval and high unemployment rates, in any of the trading partner states may impact the Brazilian economy. Further, many economies in Central and South America, including Brazil’s, are heavily dependent on commodity exports and may be particularly sensitive to fluctuations in commodity prices.

Despite rapid development in recent years, Brazil still suffers from high levels of corruption, crime and income disparity. There is the possibility that such conditions may lead to social unrest and political upheaval in the future, which may have adverse effects on the Fund’s investments

Risks related to investing in China. (Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF, Xtrackers MSCI Emerging Markets Hedged Equity ETF and Xtrackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF only) The Fund’s investment exposure to China subjects the Fund to risks specific to China including the following:

Political and economic risk. The economy of China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, and allocation of resources. Although the majority of productive assets in China are still owned by the People’s Republic of China (“China” or the “PRC”) government at various levels, in recent years, the PRC government has implemented economic reform measures emphasizing

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utilization of market forces in the development of the economy of China and a high level of management autonomy. The economy of China has experienced significant growth in the past 30 years, but growth has been uneven both geographically and among various sectors of the economy. Economic growth has also been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth.

For more than 30 years, the PRC government has carried out economic reforms to achieve decentralization and utilization of market forces to develop the economy of the PRC. These reforms have resulted in significant economic growth and social progress. However, there can be no assurance that the PRC government will continue to pursue such economic policies or that such policies, if pursued, will be successful. Any adjustment and modification of those economic policies may have an adverse impact on the securities market in the PRC as well as the constituent securities of the Underlying Index. Further, the PRC government may from time to time adopt corrective measures to control the growth of the PRC economy which may also have an adverse impact on the capital growth and performance of the Fund.

Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the issuers in the Underlying Index. The laws, regulations, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the Fund’s portfolio.

The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulation. The allocation of resources in China is subject to a high level of government control. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. The policies set by the government could have a substantial effect on the Chinese economy and the Fund’s investments.

The Chinese economy is export-driven and highly reliant on trade. The performance of the Chinese economy may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Adverse changes to the economic conditions of its primary trading partners, such as the European Union, the United States, Hong Kong, the Association of South East Asian Nations, and Japan, would adversely affect the Chinese economy and the Fund’s investments.

In addition, as much of China’s growth over the past two decades has been a result of significant investment in substantial export trade, international trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the Fund. Events such as these are difficult to predict and may or may not occur in the future.

China has been transitioning to a market economy since the late seventies, and has only recently opened up to foreign investment and permitted private economic activity. Under the economic reforms implemented by the Chinese government, the Chinese economy has experienced tremendous growth, developing into one of the largest and fastest growing economies in the world. There is no assurance, however, that the Chinese government will not revert to the economic policy of central planning that it implemented prior to 1978 or that such growth will be sustained in the future. Moreover, the current major slowdown in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact the Fund’s investments.

Inflation. Economic growth in China has historically been accompanied by periods of high inflation. Beginning in 2004, the Chinese government commenced the implementation of various measures to control inflation, which included the tightening of the money supply, the raising of interest rates and more stringent control over certain industries. If these measures are not successful, and if inflation were to steadily increase, the performance of the Chinese economy and the Fund’s investments could be adversely affected.

Nationalization and expropriation. After the formation of the Chinese socialist state in 1949, the Chinese government renounced various debt obligations and nationalized private assets without providing any form of compensation. There can be no assurance that the Chinese government will not take similar actions in the future. Accordingly, an investment in the Fund involves a risk of a total loss.

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Hong Kong policy. As part of Hong Kong’s transition from British to Chinese sovereignty in 1997, China agreed to allow Hong Kong to maintain a high degree of autonomy with regard to its political, legal and economic systems for a period of at least 50 years. China controls matters that relate to defense and foreign affairs. Under the agreement, China does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong. However, there is no guarantee that China will continue to honor the agreement, and China may change its policies regarding Hong Kong at any time. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the Fund’s portfolio.

Chinese securities markets. The securities markets in China have a limited operating history and are not as developed as those in the United States. The markets tend to be smaller in size, have less liquidity and historically have had greater volatility than markets in the United States and some other countries. In addition, under normal market conditions, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the United States. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely disclosure of information. During periods of significant market volatility, the Chinese government has, from time to time, intervened in its domestic securities markets to a greater degree than would be typical in more developed markets, including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers. Stock markets in China are in the process of change and further development. This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations.

Available disclosure about Chinese companies. Disclosure and regulatory standards in emerging market countries, such as China, are in many respects less stringent than U.S. standards. There is substantially less publicly available information about Chinese issuers than there is about U.S. issuers. Therefore, disclosure of certain material information may not be made, and less information may be available to the Fund and other investors than would be the case if the Fund’s investments were restricted to securities of U.S. issuers. Chinese issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a

Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. Generally Accepted Accounting Principles.

Chinese corporate and securities law. Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights often differ from those that may apply in the United States and other countries. Chinese laws providing protection to investors, such as laws regarding the fiduciary duties of officers and directors, are undeveloped and will not provide investors, such as the Fund, with protection in all situations where protection would be provided by comparable law in the United States. China lacks a national set of laws that address all issues that may arise with regard to a foreign investor such as the Fund. It may therefore be difficult for the Fund to enforce its rights as an investor under Chinese corporate and securities laws, and it may be difficult or impossible for the Fund to obtain a judgment in court. Moreover, as Chinese corporate and securities laws continue to develop, these developments may adversely affect foreign investors, such as the Fund.

Sanctions and embargoes. From time to time, certain of the companies in which the Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks.

Risks related to investing in Chile. (Xtrackers MSCI Latin America Pacific Alliance ETF only) Investment in Chilean issuers involves risks that are specific to Chile, including, legal, regulatory, political, environmental and economic risks. Chile’s economy is export-dependent and relies heavily on trading relationships with certain key trading partners, including China, Brazil, Japan, the United States and Netherlands. Future changes in the price or the demand for Chilean exported products by China, Brazil, Japan, the United States and Netherlands or changes in these countries’ economies, trade regulations or currency exchange rates could adversely impact the Chilean economy and the issuer’s to which the Fund has exposure.

The Chilean economy is subject to risks of social unrest, high unemployment, governmental control and heavy

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regulation of the labor industry. Any of these factors individually or in the aggregate could adversely affect investments in the Fund. Historically, Chile has experienced periods of political instability and certain sectors and regions of Chile have experienced high unemployment. Any recurrence of these events may cause downturns in the Chilean market and adversely impact investments in the Fund. Heavy regulation of labor and product markets is pervasive in Chile and may stifle Chilean economic growth or contribute to prolonged periods of recession.

Risks related to investing in Colombia. (Xtrackers MSCI Latin America Pacific Alliance ETF only) Investments in Colombian issuers and companies that have significant operations in Colombia subject the Fund to legal, regulatory, political, currency and economic risks specific to Colombia. The market for Colombian issuers is directly influenced by the flow of international capital and economic and market conditions of certain countries, especially the United States and other countries in Latin America. The Colombian economy has grown steadily during the past several years, and there can be no assurance that economic growth will continue.

Colombia’s economy is heavily dependent on exports including oil, coal, coffee and other commodity exports, making it vulnerable to commodity prices. A substantial portion of Colombia’s exports are from businesses in the agriculture and mining sectors of its economy. Any changes in commodity prices or negative changes in these sectors could have an adverse impact on the Colombian economy and companies located in Colombia. Colombia’s key trading and foreign investment partners are the United States, Brazil, China, the European Union, Venezuela and Mexico. Reduction in spending on Colombian products and services, or changes in the United States or any of the Latin American economies, trade regulations or currency exchange rates may adversely impact the Colombian economy.

Colombia has experienced periods of political instability, violence, and social unrest in the past. The level of violence associated with internal conflicts and drug trafficking in Colombia has fallen but remains high by international standards. Moreover, ongoing tension between Colombia and Venezuela could adversely affect the Colombian economy. High unemployment and underemployment, income disparity and drug trafficking remain significant challenges to the Colombian economy. Colombia’s infrastructure requires major improvements to sustain economic expansion. Colombia has experienced a high level of debt and public spending, which may stifle economic growth, contribute to prolonged periods of recession or lower the country’s sovereign debt rating and adversely impact investments in the Fund.

In the recent past, Colombia has imposed stringent capital controls that have restricted the inflow and repatriation of capital and the free transfers of securities. These controls have since been eased but there can be no assurance that they will not be reinstated or changed again and without prior warning. These capital controls could disrupt the creation/redemption process thereby adversely affecting trading of the Shares. For example, these controls could cause the Shares to trade at a price that is materially different from its NAV.

Colombia is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes, droughts, floods and tsunamis. In addition, emerging markets are especially economically sensitive to environmental events.

Risks related to investing in Finland. (Xtrackers MSCI Eurozone High Dividend Yield Hedged Equity ETF only) Investment in Finnish issuers involves risks that are specific to Finland, including, legal, regulatory, political, currency, security and economic risks. The Finnish economy, along with certain other EU economies, experienced a significant economic slowdown during the recent financial crisis. Finland’s economy, among other things, depends on imported raw materials, energy and components for its manufactured products. As a result, Finland is dependent on trading relationships with certain key trading partners, including other EU countries, Russia, Sweden and Germany. Metals, engineering and timber are Finland’s main industries, and major exports include electronics and machinery. Finland’s reliance on these sectors makes it vulnerable to economic downturns in, among other sectors, the technology and industrials sectors.

Risks related to investing in France. (Xtrackers MSCI Eurozone Hedged Equity ETF, Xtrackers MSCI Eurozone High Dividend Yield Hedged Equity ETF and Xtrackers MSCI Europe Hedged Equity ETF only) Investment in French issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risk specific to France. During the most recent financial crisis, the French economy, along with certain other EU economies, experienced a significant economic slowdown. Recently, new concerns emerged in relation to the economic health of the EU. These concerns have led to tremendous downward pressure on certain EU member states, including France. Interest rates on France’s debt may rise to levels that make it difficult for it to service high debt levels without significant financial help from, among others, the European Central Bank and could potentially lead to default. In addition, the French economy is dependent to a significant extent on the economies of certain key trading partners, including Germany and other Western European countries. Reduction in spending on

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French products and services, or changes in any of the economies may cause an adverse impact on the French economy. France may be subject to acts of terrorism. The French economy is dependent on exports from the agricultural sector. Leading agricultural exports include dairy products, meat, wine, fruit and vegetables, and fish. As a result, the French economy is susceptible to fluctuations in demand for agricultural products.

Risks related to investing in Germany. (Xtrackers MSCI Germany Hedged Equity ETF, Xtrackers MSCI Eurozone Hedged Equity ETF, Xtrackers MSCI EAFE High Dividend Yield Hedged Equity ETF and Xtrackers MSCI Eurozone High Dividend Yield Hedged Equity ETF only) The German economy is dependent on the other countries in Europe as key trade partners. Exports account for more than one-third of Germany’s output and are a key element in German economic expansion. Reduction in spending by European countries on German products and services or negative changes in any of these countries may cause an adverse impact on the German economy. In addition, the U.S. is a large trade and investment partner of Germany. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may also have an adverse impact on the German economy.

During the most recent financial crisis, the German economy, along with certain other EU economies, experienced a significant economic slowdown. Recently, new concerns emerged in relation to the economic health of the EU. These concerns have led to tremendous downward pressure on certain financial institutions, including German financial services companies. During the recent European debt crisis, Germany played a key role in stabilizing the euro. However, such efforts may prove unsuccessful, and any ongoing crisis may continue to significantly affect the economies of every country in Europe, including Germany.

Investing in German issuers involves political, social and regulatory risks. Certain sectors and regions of Germany have experienced high unemployment and social unrest. These issues may have an adverse effect on the German economy or the German industries or sectors in which the Fund invests. Heavy regulation of labor and product markets is pervasive in Germany. These regulations may stifle economic growth or result in extended recessionary periods.

Risks related to investing in Japan. (Xtrackers MSCI All World ex US Hedged Equity ETF, Xtrackers MSCI EAFE Hedged Equity ETF, Xtrackers MSCI EAFE Small Cap Hedged Equity ETF, Xtrackers MSCI Japan Hedged Equity ETF and Xtrackers Japan JPX-Nikkei 400 Equity ETF) The growth of Japan’s economy has historically lagged behind that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy in times of crisis. China has become an important trading partner with Japan, yet the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes and tsunamis and is economically sensitive to environmental events. Any such event, such as the major earthquake and tsunami which struck Japan in March 2011, could result in a significant adverse impact on the Japanese economy. Historically, Japan has been subject to unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect a Fund’s investments. In addition, the Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the economy. Furthermore, Japan has an aging workforce. It is a labor market undergoing fundamental structural changes, as traditional lifetime employment clashes with the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Furthermore, Japanese corporations often engage in high levels of corporate leveraging, extensive cross-purchases of the securities of other corporations and are subject to a changing corporate governance structure.

Risks related to investing in Mexico. (Xtrackers MSCI Mexico Hedged Equity ETF and Xtrackers MSCI Latin America Pacific Alliance ETF only) Investments in Mexican issuers involve risks that are specific to Mexico, including legal, regulatory, political, currency, security and economic

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risks. The Mexican economy, among other things, is dependent upon external trade with other economies, specifically with the United States and certain Latin American countries. As a result, Mexico is dependent on, among other things, the U.S. economy and any change in the price or demand for Mexican exports may have an adverse impact on the Mexican economy. Mexico has privatized or has begun the process of privatization of certain entities and industries. In some instances, investors in some newly privatized entities have suffered losses due to the inability of the newly privatized entities to adjust quickly to a competitive environment or to changing regulatory and legal standards. There is no assurance that such losses will not recur. The Mexican economy may be significantly affected by the economies of other Central and South American countries. High interest, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any Central and South American country can have a significant effect on the entire region. Because commodities such as oil and gas, minerals, and metals represent a significant percentage of the region’s exports, the economies of Central and South American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility. In addition, Mexico’s economy has become increasingly oriented toward manufacturing, including electronic equipment and machinery, in the years since the North American Free Trade Agreement entered into force. As Mexico’s top export is automotive vehicles, its economy is strongly tied to the U.S. automotive market, and changes to certain segments in the U.S. market could have an impact on the Mexican economy. The automotive industry and other industrial products can be highly cyclical, and companies in these industries may suffer periodic operating losses. These industries can be significantly affected by labor relations and fluctuating component prices. In the past, Mexico has experienced high interest rates, economic volatility and high unemployment rates.

Political and social risk. Mexico has been destabilized by local insurrections, social upheavals, drug related violence, and the recent public health crisis related to the H1N1 influenza outbreak. Recurrence of these or similar conditions may adversely impact the Mexican economy. Mexican elections have been contentious and have been very closely decided. Changes in political parties or other Mexican political events may affect the economy and cause instability.

Currency instability risk. Historically, Mexico has experienced substantial economic instability resulting from, among other things, periods of very high inflation and significant devaluations of the Mexican currency, the peso.

Mexico has historically experienced acts of terrorism, significant criminal activity and strained international relations related to border disputes; historical animosities; the drug trade; and other defense concerns. Recently, criminal gang activity related to the drug trade has been on the rise. Additionally, recent political developments in the U.S. have potential implications for the current trade arrangements between the U.S. and Mexico, which could negatively affect the value of securities held by a Fund. These situations may cause uncertainty in the Mexican market and adversely affect the performance of the Mexican economy.

Risk related to investing in Peru. (Xtrackers MSCI Latin America Pacific Alliance ETF only) The Fund’s investments in Peruvian issuers subject the Fund to legal, regulatory, political, currency and economic risks specific to Peru. Peru has experienced economic instability resulting from periods of high inflation and currency devaluations and may continue to do so in the future. An increase in prices for commodities, the depreciation of Peruvian currency, the Peruvian nuevo sol, and potential future government measures seeking to maintain the value of the currency in relation to other currencies, may trigger increases in inflation in Peru and may also slow the rate of growth of its economy. Since 2000, however, Peru’s currency has remained relatively stable against the U.S. dollar. Peru continues to experience significant unemployment in certain regions as well as widespread underemployment. Heavy regulation of labor is pervasive in Peru and may stifle Peruvian economic growth.

Peru has experienced periods of political instability and social unrest in the past. Possibility of political instability may cause uncertainty in the Peruvian stock market and as a result, negatively impact issuers to which the Fund has exposure. In addition, the market for Peruvian securities is directly influenced by the flow of international capital and economic and market conditions of certain countries, especially other emerging market countries in Latin America.

Peru has entered into a bilateral trade agreement with the U.S. which is designed to help protect private U.S. investments in Peru, develop market-oriented policies in partner countries, and promote U.S. exports to Peru. This program may have the effect of mitigating the potential risks listed for investing in Peru. There may be a risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested, particularly if the bilateral trade agreement with the U.S. fails in its purpose.

Risks related to investing in South Korea. (Xtrackers MSCI Emerging Markets Hedged Equity ETF and Xtrackers

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MSCI South Korea Hedged Equity ETF only) Investments in South Korean issuers may subject the Funds to legal, regulatory, political, currency, security, and economic risks that are specific to South Korea. Substantial political tensions exist between North Korea and South Korea and recently, these political tensions have escalated. The outbreak of hostilities between the two nations, or even the threat of an outbreak of hostilities will likely adversely impact the South Korean economy. In addition, South Korea’s economic growth potential has recently been on a decline, mainly because of a rapidly aging population and structural problems. In addition, economic and political developments of South Korean neighbors may have an adverse effect on the South Korean economy. Economies in emerging market countries generally are heavily dependent upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values, and may suffer from extreme and volatile debt burdens or inflation rates. These countries may be subject to other protectionist measures imposed or negotiated by the countries with which they trade.

North and South Korea each have substantial military capabilities, and historical tensions between the two present the ongoing risk of war. Recent incidents involving the North Korean military have heightened tensions between North and South Korea. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and its securities markets.

South Korea may be subject to economic and labor risks. Any of these risks, individually or in the aggregate, could adversely affect investments in the Funds:

Economic risk. Among these structural concerns are the country’s underdeveloped financial markets and a general lack of regulatory transparency. The restructuring of the South Korean economy and the need to create a more liberalized economy with a mechanism for bankrupt firms to exit the market, remain important unfinished economic reform tasks. These factors may adversely affect the South Korean economy and cause a diversion of corporate investment to China and other lower wage countries.

Labor risk. South Korea’s economic growth potential is susceptible to problems from large scale emigration, rigid labor regulations and ongoing labor relations issues. In addition, the average age of South Korea’s workforce is rapidly increasing.

The United States is a large trading partner of and investor in South Korea. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may have an adverse impact on the South Korean economy and, as a result, securities to which the Funds have exposure.

Risks related to investing in Taiwan. (Xtrackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF only) Investments in Taiwanese issuers may subject the Fund to legal, regulatory, political, currency and economic risks that are specific to Taiwan. Specifically, Taiwan’s geographic proximity and history of political contention with China have resulted in ongoing tensions between the two countries. These tensions may materially affect the Taiwanese economy and its securities market. Taiwan is a small island state with few raw material resources and limited land area and thus it relies heavily on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Taiwanese economy. Also, rising labor costs and increasing environmental consciousness have led some labor-intensive industries to relocate to countries with cheaper work forces, and continued labor outsourcing may adversely affect the Taiwanese economy. Taiwan’s economy also is intricately linked with economies of other Asian countries, which are often emerging market economies that often experience overextensions of credit, frequent and pronounced currency fluctuations, devaluations and restrictions, rising unemployment and fluctuations in inflation. Political and social unrest in other Asian countries could cause further economic and market uncertainty in Taiwan. Taiwan’s economy is export-oriented, so it depends on an open world trade regime and remains vulnerable to fluctuations in the world economy. In particular, the Taiwanese economy is dependent on the economies of Japan and China, and also the United States, and a reduction in purchases by any of them of Taiwanese products and services or negative changes in their economies would likely have an adverse impact on the Taiwanese economy.

Risks related to investing in the United Kingdom. (Xtrackers MSCI EAFE Hedged Equity ETF, Xtrackers MSCI Europe Hedged Equity ETF, Xtrackers MSCI United Kingdom Hedged Equity ETF, Xtrackers MSCI All World ex US High Dividend Yield Hedged Equity ETF, Xtrackers MSCI EAFE High Dividend Yield Hedged Equity ETF and Xtrackers MSCI EAFE Small Cap Hedged Equity ETF only) Investment in British issuers may subject the Funds to regulatory, political, currency, security, and economic risks specific to the United Kingdom. The British economy relies heavily on export of financial services to the United States and other European countries. A prolonged slowdown in the financial services sector may have a negative impact on the British economy. In the past, the United Kingdom has been a target of terrorism. Acts of terrorism in the United Kingdom or against British interests abroad may

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cause uncertainty in the British financial markets and adversely affect the performance of the issuers to which the Fund has exposure. The British economy, along with the United States and certain other EU economies, experienced a significant economic slowdown during the recent financial crisis.

In a referendum held on June 23, 2016, citizens of the United Kingdom voted to leave the European Union, creating economic and political uncertainty in its wake. Consequently, the United Kingdom government may, pursuant to the Treaty of Lisbon (the “Treaty”), give notice of its withdrawal and enter into negotiations with the EU Council to agree to terms for the United Kingdom’s withdrawal from the EU. The Treaty provides for a two-year negotiation period, which may be shortened or extended by agreement of the parties. During, and possibly after, this period there is likely to be considerable uncertainty as to the position of the United Kingdom and the arrangements that will apply to its relationships with the EU and other countries following its anticipated withdrawal. This uncertainty may affect other countries in the EU, or elsewhere, if they are considered to be impacted by these events.

The United Kingdom has one of the largest economies in Europe, and member countries of the EU are substantial trading partners of the United Kingdom. The City of London’s economy is dominated by financial services, some of which may have to move outside of the United Kingdom post-referendum (e.g., currency trading, international settlement). Under the referendum, banks may be forced to move staff and comply with two separate sets of rules or lose business to banks in Europe. Furthermore, the referendum creates the potential for decreased trade, the possibility of capital outflows devaluation of the pound sterling, the cost of higher corporate bond spreads due to uncertainty, and the risk that all the above could damage business and consumer spending as well as foreign direct investment. As a result of the referendum, the British economy and its currency may be negatively impacted by changes to its economic and political relations with the EU.

The impact of the referendum in the near- and long-term is still unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

European economic risk. (Xtrackers MSCI EAFE Hedged Equity ETF, Xtrackers MSCI Germany Hedged Equity ETF, Xtrackers MSCI Europe Hedged Equity ETF, Xtrackers MSCI EAFE High Dividend Yield Hedged Equity ETF, Xtrackers MSCI Eurozone High Dividend Yield Hedged Equity ETF, Xtrackers MSCI All World ex US High Dividend Yield Hedged Equity ETF, Xtrackers MSCI Eurozone

Hedged Equity ETF and Xtrackers MSCI EAFE Small Cap Hedged Equity ETF only) The Economic and Monetary Union of the European Union (the “EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and on major trading partners outside Europe. The European financial markets have recently experienced volatility and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on or restructuring of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in countries other than those listed in the previous sentence). These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. In a referendum held on June 23, 2016, citizens of the United Kingdom voted to leave the EU, creating economic and political uncertainty in its wake. Consequently, the United Kingdom government may, pursuant to the Treaty of Lisbon (the “Treaty”), give notice of its withdrawal and enter into negotiations with the EU Council to agree to terms for the United Kingdom’s withdrawal from the EU. The Treaty provides for a two-year negotiation period, which may be shortened or extended by agreement of the parties. During, and possibly after, this period there is likely to be considerable uncertainty as to the position of the United Kingdom and the arrangements that will apply to its

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relationships with the EU and other countries following its anticipated withdrawal. This uncertainty may affect other countries in the EU, or elsewhere, if they are considered to be impacted by these events.

With respect to member states of the EU, as a consequence of the referendum, decreasing imports or exports, changes in governmental or EU regulations on trade and changes in the exchange rate of the euro may have a significant adverse effect on the economies of EU countries. The European financial markets have recently experienced additional volatility in the wake of the referendum. These events may adversely affect the exchange rate of the euro and may continue to significantly affect other countries in Europe, including EU member countries that do not use the euro and non-EU member countries. The United Kingdom’s departure from the EU may lead the currency markets to question the strength of the Eurozone as an organization, which could also negatively impact the euro.

The impact of the referendum in the near- and long-term is still unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Emerging markets risk. (Xtrackers MSCI Emerging Markets Hedged Equity ETF, Xtrackers MSCI Brazil Hedged Equity ETF, Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF, Xtrackers MSCI All World ex US Hedged Equity ETF, Xtrackers MSCI South Korea Hedged Equity ETF, Xtrackers MSCI Mexico Hedged Equity ETF, Xtrackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF, Xtrackers MSCI All World ex US High Dividend Yield Hedged Equity ETF, and Xtrackers MSCI Latin America Pacific Alliance ETF only) Investment in emerging markets subjects a Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, (i) greater market volatility, (ii) lower trading volume, (iii) political and economic instability, (iv) high levels of inflations, deflation or currency devaluation, (v) greater risk of market shut down, (vi) more governmental limitations on foreign investments and limitations on repatriation of invested capital than those typically found in a developed market, and (vii) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets.

The financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to a Fund. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets.

Latin American economic risk. (Xtrackers MSCI Latin America Pacific Alliance ETF only) Many economies in Latin America have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. The economies of Latin American countries are heavily dependent on trading relationships with key trading partners, including the United States, Europe, Asia and other Latin American countries. Any adverse economic event in one country can have a significant effect on other countries of this region. In addition, in the past, certain Latin American economies have been influenced by changing supply and demand for a particular currency, monetary policies of governments (including exchange control programs, restrictions on local exchanges or markets and limitations on foreign investment in a country or on investment by residents of a country in other countries), and currency devaluations and revaluations. Commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and, as a result, many economies in this region are particularly sensitive to fluctuations in commodity prices.

Depositary receipt risk. Each Fund may invest in depositary receipts, including ADRs. ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Foreign Investments in ADRs and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which a Fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Currency risk. (Xtrackers Japan JPX-Nikkei 400 Equity ETF and Xtrackers MSCI Latin America Pacific Alliance ETF

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only) Changes in currency exchange rates and the relative value of non-U.S. currencies may affect the value of a Fund’s investment and the value of your Fund shares. Because a Fund’s NAV is determined on the basis of the U.S. dollar, investors may lose money if the local currency depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings in that market increases. Conversely, the dollar value of your investment in a Fund may go up if the value of the local currency appreciates against the U.S. dollar. The value of the U.S. dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in a Fund may also go up or down quickly and unpredictably and investors may lose money.

Forward currency contract risk. (All Funds, except Xtrackers Japan JPX-Nikkei 400 Equity ETF and Xtrackers MSCI Latin America Pacific Alliance ETF ) Each Fund invests in forward currency contracts to attempt to minimize the impact of changes in the value of the non-U.S. currencies included in its Underlying Index against the U.S. dollar. These contracts may not be successful. To the extent a Fund’s forward currency contracts are not successful in hedging against such changes, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. This is true even if the local currency value of securities in a Fund’s holdings goes up. In order to minimize transaction costs or for other reasons, a Fund’s exposure to the currencies included in the Underlying Index may not be fully hedged at all times. For example, a Fund may not hedge against exposure to currencies that represent a relatively smaller portion of the Underlying Index. Furthermore, because no changes in the currency weights in each Fund’s Underlying Index are made during the month to account for changes in each Fund’s Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of the non-U.S. currencies included in a Fund’s Underlying Index against the U.S. dollar during the month may affect the value of the Fund’s investment. Non-deliverable forward (“NDF”) contracts may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the Fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.

A forward currency contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward currency contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Settlement of a forward currency contract for the purchase of most currencies typically must occur at a bank based in the issuing nation. By entering into a forward currency contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the extent that forward currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. Forward forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund’s volatility and may involve a significant amount of risk relative to the investment of cash.

Counterparty risk. (All Funds, except Xtrackers Japan JPX-Nikkei 400 Equity ETF and Xtrackers MSCI Latin America Pacific Alliance ETF) The foreign currency markets in which each Fund effects its transactions are over-the-counter or “interdealer” markets. The counterparty to an over-the-counter spot contract is generally a single bank or other financial institution rather than a clearing organization backed by a group of financial institutions. Participants in over-the-counter markets are typically not subject to the same credit evaluation and regulatory oversight as members of “exchange-based” markets. Because the Funds execute over-the-counter transactions, each Fund constantly takes credit risk with regard to parties with which it trades and may also bear the risk of settlement

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default. These risks may differ materially from those involved in exchange-traded transactions which generally are characterized by clearing organization guaranties, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections and each Fund is subject to the risk that a counterparty will not settle a transaction in accordance with agreed terms and conditions.

Further, if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, a Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. A Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In addition, a Fund may enter into agreements with a limited number of counterparties which may increase that Fund’s exposure to counterparty credit risk.

A contract’s terms may provide for collateral to cover the variation margin exposure arising under the contract only if a minimum transfer amount is triggered, a Fund may have an uncollateralized risk exposure to a counterparty.

The use of spot foreign exchange contracts may also expose a Fund to legal risk, which is the risk of loss due to the unexpected application of a law or regulation, or because contracts are not legally enforceable.

Indexing risk. While the exposure of each Underlying Index to its component securities is by definition 100%, a Fund’s effective exposure to Underlying Index securities may vary over time. Because each Fund, as an index fund, is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

Tracking error risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to its Underlying Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. Transaction costs, including brokerage costs, will decrease a Fund’s NAV to the extent not offset by the transaction fee payable by an AP. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track its Underling Index. There is no assurance that the Index Provider or any agents that may act on its behalf will compile the Fund’s Underlying Index accurately, or that each Underlying Index will be determined, composed or calculated accurately. Errors in respect of the quality, accuracy and completeness of the data used to compile an Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Therefore, gains, losses or costs associated with errors of the Index Provider or its agents will generally be borne by the applicable Fund and its shareholders. For example, during a period where a Fund’s Underlying Index contains incorrect constituents, each Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Such errors may negatively or positively impact the Funds and their shareholders. Any gains due to the Index Provider’s or others’ errors will be kept by the Funds and their shareholders and any losses resulting from the Index Provider’s or others’ errors will be borne by the applicable Fund and its shareholders. Imperfect correlation between a Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not. Because each Fund utilizes a representative sampling indexing strategy, the Fund may experience higher tracking error than it would if it held all the securities of its Underlying Index with the same weightings as the Underlying Index. In addition, a Fund may not be able to invest in certain securities and other instruments included in its Underlying Index, or invest in them in the exact proportions they represent of its Underlying Index, due to legal restrictions or limitations (imposed by the governments of certain countries), or a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). Moreover, a Fund may be delayed in purchasing or selling securities and other instruments included in its Underlying Index. With respect to Xtrackers Japan JPX-Nikkei 400 Equity ETF, for purposes of calculating the Fund’s NAV, the value of assets denominated in non-U.S. currencies is converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of its Underlying Index. For this Fund, any

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issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the tracking error risk. For tax efficiency purposes, a Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of its Underlying Index.

Each Fund may fair value certain of its securities (including foreign securities and/or underlying currencies it holds) except those securities primarily traded on exchanges that close at the same time the Fund calculates its NAV. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security or other asset is materially different from the value that could be realized upon the sale of such security or asset. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s Underlying Index. To the extent each Fund calculates its NAV based on fair value prices and the value of its Underlying Index is based on securities’ closing prices on local foreign markets (i.e., the value of its Underlying Index is not based on fair value prices), or if a Fund otherwise calculates its NAV based on prices that differ from those used in calculating its Underlying Index, the Fund’s ability to track its Underlying Index may be adversely affected. The need to comply with the tax diversification and other requirements of the Internal Revenue Code may also impact a Fund’s ability to replicate the performance of its Underlying Index. In addition, if a Fund utilizes depositary receipts and other derivative instruments that are not included in its Underlying Index, its return may not correlate as well with the returns of its Underlying Index as would be the case if the Fund purchased all the securities in its Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error. In light of the factors discussed above, a Fund’s return may deviate significantly from the return of its Underlying Index.

Cash redemption risk. (All Funds, except Xtrackers Japan JPX-Nikkei 400 Equity ETF and Xtrackers MSCI Latin America Pacific Alliance ETF) Because each Fund invests a portion of its assets in forward currency contracts, such Fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. Each Fund may be required to unwind such contracts or sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize a capital gain that it might not have incurred if it had made a redemption in-kind. As a result a Fund may pay out higher annual capital gains distributions than if the in-kind redemption process was used. Only certain institutional investors known as Authorized Participants who have entered into an agreement with the Fund’s distributor may redeem shares from the Fund directly; all other investors buy and sell shares at market prices on an exchange.

Cash transactions risk. (Xtrackers MSCI Brazil Hedged Equity ETF and Xtrackers MSCI South Korea Hedged Equity ETF only) Unlike many ETFs, the Fund expects to effect its creations and redemptions principally for cash, rather than in-kind securities. Other more conventional ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to meet redemption requests. Effecting all redemptions for cash may cause the Fund to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Such dispositions may occur at an inopportune time resulting in potential losses to the Fund and involve transaction costs. If the Fund recognizes a capital loss on these sales, the loss will offset capital gains and may result in smaller capital gain distributions from the Fund. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind or to recognize such gain sooner than would otherwise be required. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a more conventional ETF.

In addition, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will generally be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. To the extent transaction and other costs associated with a redemption exceed the redemption fee, those transaction costs might be borne by the Fund’s remaining shareholders. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for more conventional ETFs. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on an exchange.

Dividend-paying stock risk. (Xtrackers MSCI All World ex US High Dividend Yield Hedged Equity ETF, Xtrackers MSCI EAFE High Dividend Yield Hedged Equity ETF, Xtrackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF, and Xtrackers MSCI Eurozone High

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Dividend Yield Hedged Equity ETF only) Each Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend-paying stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur as a result of, among other things, a sharp rise in interest rates or an economic downturn. Changes in the dividend policies of companies in a Fund’s Underlying Index and capital resources available for these companies’ dividend payments may adversely affect the Fund. Depending upon market conditions, dividend-paying stocks that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors.

Market price risk. Fund shares are listed for trading on NYSE Arca and/or Bats and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. Differences between secondary market prices and the value of a Fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the Fund at a particular time. The Adviser cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of a Fund’s holdings vary significantly and you may pay more than the value of the Fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the Fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of a Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of a Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, a Fund may have a limited number of financial institutions that may act as APs or market makers. Only APs who have entered into agreements with a Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described below under “Creations and Redemptions”). If those APs exit the business or are unable to process creation and/or redemption orders (including in situations where APs have limited or diminished access to capital required to post collateral), and no other AP is able to step forward to create and redeem in either of these cases, a Fund’s shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in Fund shares. The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to a Fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the Funds and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund. In addition, the securities held by a Fund may be traded in markets that close at a different time than NYSE Arca and/or Bats. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca and/or Bats is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in a Fund’s NAV. The bid-ask spread varies over time for shares of a Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has substantial trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). A Fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. A Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with a Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on NYSE Arca and/or Bats and may, therefore, have a material effect on the market price of the Fund’s shares.

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Valuation risk. Because non-U.S. exchanges may be open on days when the Funds do not price their shares, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Operational risk. A Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The Funds seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Non-diversification risk. (All Funds, except Xtrackers MSCI All World ex US Hedged Equity ETF, Xtrackers MSCI United Kingdom Hedged Equity ETF, Xtrackers MSCI Europe Hedged Equity ETF, Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF, Xtrackers MSCI EAFE Hedged Equity ETF, Xtrackers MSCI Emerging Markets Hedged Equity ETF and Xtrackers MSCI Japan Hedged Equity ETF.) Each Fund is “non-diversified” and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, a Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

Consumer discretionary sector risk. (Xtrackers Japan JPX-Nikkei 400 Equity ETF, Xtrackers MSCI EAFE Small Cap Hedged Equity ETF, Xtrackers MSCI Germany Hedged Equity ETF, Xtrackers MSCI Eurozone High Dividend Yield Hedged Equity ETF and Xtrackers MSCI Japan Hedged Equity ETF only) Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Consumer staples sector risk. (Xtrackers MSCI United Kingdom Hedged Equity ETF, Xtrackers MSCI Mexico Hedged Equity ETF and Xtrackers MSCI Latin America Pacific Alliance ETF only) Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector are also affected by changes in government regulation, global economic, environmental and political events, economic conditions and the depletion of resources. In addition, companies in the consumer staples sector may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions.

Financial services sector risk. (Xtrackers MSCI Emerging Markets Hedged Equity ETF, Xtrackers MSCI EAFE Hedged Equity ETF, Xtrackers MSCI Brazil Hedged Equity ETF, Xtrackers MSCI Germany Hedged Equity ETF, Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF, Xtrackers MSCI Europe Hedged Equity ETF, Xtrackers MSCI United Kingdom Hedged Equity ETF, Xtrackers MSCI All World ex US Hedged Equity ETF, Xtrackers MSCI South Korea Hedged Equity ETF, Xtrackers Mexico Hedged Equity ETF, Xtrackers MSCI All World ex US High Dividend Yield Hedged Equity ETF, Xtrackers MSCI EAFE High Dividend Yield Hedged Equity ETF, Xtrackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF, Xtrackers MSCI Eurozone High Dividend Yield Hedged Equity ETF, Xtrackers MSCI Eurozone Hedged Equity ETF and Xtrackers MSCI Latin America Pacific Alliance ETF only) The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and ensuing financial crisis in 2008 resulted, and may continue to result, in an unusually high degree of volatility in the financial markets.

Industrials sector risk. (Xtrackers Japan JPX-Nikkei 400 Equity ETF, Xtrackers MSCI EAFE Small Cap Hedged Equity ETF, Xtrackers MSCI Eurozone Hedged Equity ETF and Xtrackers MSCI Japan Hedged Equity ETF only) The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those

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used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Because as currently constituted the industrials sector represents a significant portion of the Underlying Index, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates. The success of these companies is affected by supply and demand both for their specific product or service and for industrial sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. In addition, the industrial sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

Information technology sector risk. (Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF, Xtrackers MSCI Emerging Markets Hedged Equity ETF and Xtrackers MSCI South Korea Hedged Equity ETF only) The information technology sector includes companies engaged in developing software and providing data processing and outsourced services, along with manufacturing and distributing communications equipment, computers and other electronic equipment and instruments. Information technology companies are particularly vulnerable to government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel. Additionally, the products of information technology companies may face obsolescence due to rapid technological development and frequent new product introduction by competitors. Finally, information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

Materials sector risk. (Xtrackers MSCI Latin America Pacific Alliance ETF and Xtrackers MSCI Mexico Hedged Equity ETF only) Companies engaged in the production and distribution of materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, litigation and government regulations, increased competition, over-production, depletion of resources and labor relations.

Utilities sector risk. (Xtrackers MSCI Eurozone High Dividend Yield Hedged Equity ETF only) Deregulation is subjecting utility companies to greater competition and may adversely affect their profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction programs during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technological innovations; and be subject to increased costs because of the scarcity of certain fuels or the effects of man-made or natural disasters. Existing and future regulations or legislation may make it difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. There is no assurance that regulatory authorities will, in the future, grant rate increases, or that such increases will be adequate to permit the payment of coupon payments on bonds issued by such company. The deregulation of certain utility companies may eliminate restrictions on profits, but may also subject these companies to greater risks of loss. Energy conservation and changes in climate policy may also have a significant adverse impact on the revenues and expenses of utility companies.

Additional Risks of Investing in the Funds

Absence of Active Market. Although shares of each Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Trading risks. Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. If a trading halt or unanticipated early closing of a stock exchange occurs, a shareholder may be unable to purchase or sell shares of a Fund. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged or that shares will trade with any volume, or at all, in any secondary market. As with all other exchange traded securities, shares may be sold short and may experience increased volatility and price decreases associated with such trading activity.

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Risks Relating to Calculation of Net Asset Value. The Funds rely on various sources to calculate their NAVs. Therefore, each Fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Funds may be unable to recover any losses associated with such failures.

Costs of Buying or Selling Fund shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of a Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” — that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Derivatives Risk. Derivatives are financial instruments, such as futures and swaps, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and a Fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of a Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for a Fund’s derivative positions at any time.

Futures. A futures contract is a standardized exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed a Fund’s initial investment in such contracts.

Assets Under Management (AUM) Risk. From time to time a third party, the Adviser and/or its affiliates may invest in a Fund and hold its investment for a specific period of time in order for the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels.

PORTFOLIO HOLDINGS INFORMATION

A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI. The top holdings of a Fund can be found at www.Xtrackers.com. Fund fact sheets provide information regarding a Fund’s top holdings and may be requested by calling 1-855-329-3837 (1-855-DBX-ETFS).

MANAGEMENT

Investment Adviser

DBX Advisors LLC (“DBXA” or the “Adviser”), with headquarters at 345 Park Avenue, New York, New York 10154, is the investment adviser for each Fund. Under the oversight of the Board, the Adviser (or a sub-adviser, if any, under the oversight of the Adviser) makes the investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions.

Founded in 2010, the Adviser, an indirect, wholly owned subsidiary of Deutsche Bank AG, managed approximately $14.3 billion in 35 operational exchange-traded funds, as of June 30, 2017. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. Deutsche Asset Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries,

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including the Adviser. Deutsche Asset Management is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Adviser may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the U.S. In some cases, the Adviser may also utilize its branch offices or affiliates located in the U.S. or outside the U.S. to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the U.S., such activity may be subject to both U.S. and foreign regulation. It is possible that the jurisdiction in which the Adviser or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those in the U.S.

Management Fee

For its services to the Funds during the most recent fiscal year, the Adviser received aggregate unitary management fees at the following annual rates as a percentage of each Fund’s average daily net assets:

Fund	Fee as a % of average daily net assets
Xtrackers MSCI Emerging Markets Hedged Equity ETF	0.65%
Xtrackers MSCI EAFE Hedged Equity ETF	0.35%
Xtrackers MSCI Brazil Hedged Equity ETF	0.60%
Xtrackers MSCI Germany Hedged Equity ETF	0.45%
Xtrackers MSCI Japan Hedged Equity ETF	0.45%
Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF	0.60%
Xtrackers MSCI Europe Hedged Equity ETF	0.45%
Xtrackers MSCI United Kingdom Hedged Equity ETF	0.45%
Xtrackers MSCI All World ex US Hedged Equity ETF	0.40%
Xtrackers MSCI South Korea Hedged Equity ETF	0.58%
Xtrackers MSCI Mexico Hedged Equity ETF	0.50%
Xtrackers MSCI All World ex US High Dividend Yield Hedged Equity ETF	0.45%
Xtrackers MSCI EAFE High Dividend Yield Hedged Equity ETF	0.45%

Fund	Fee as a % of average daily net assets
Xtrackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF	0.65%
Xtrackers MSCI Eurozone High Dividend Yield Hedged Equity ETF	0.45%
Xtrackers MSCI EAFE Small Cap Hedged Equity ETF	0.45%
Xtrackers MSCI Eurozone Hedged Equity ETF	0.45%
Xtrackers Japan JPX-Nikkei 400 Equity ETF	0.40%
Xtrackers MSCI Latin America Pacific Alliance ETF*	0.00%

*	As of the date of this Prospectus, Xtrackers MSCI Latin America Pacific Alliance ETF has not begun offering shares.

Pursuant to the investment advisory agreement between the Adviser and the Trust (entered into on behalf of the Funds) (the “Investment Advisory Agreement”), the Adviser is responsible for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Trustees, legal, audit and other services except for the fee payments under the Investment Advisory Agreement, interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses.

A discussion regarding the basis for the Board’s approving each Fund’s management agreement with DBXA is available in the Funds’ annual report for the period ended May 31, 2017.

Manager of Managers Structure

The Adviser and the Trust may rely on an exemptive order (the “Order”) from the SEC that permits the Adviser to enter into investment sub-advisory agreements with sub-advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board, selects sub-advisers for each Fund and supervises, monitors and evaluates the performance of each sub-adviser.

The Order also permits the Adviser, subject to the approval of the Board, to replace sub-advisers and amend investment sub-advisory agreements, including fees, without shareholder approval whenever the Adviser and the Board believe such action will benefit a Fund and its shareholders. The Adviser thus has the ultimate responsibility (subject to the ultimate oversight of the Board) to recommend the hiring and replacement of sub-advisers as well as the discretion to terminate any sub-adviser and reallocate a Fund’s assets for management among any other sub-adviser(s) and itself. This means that the Adviser is able to reduce the sub-advisory fees and retain a larger portion of the

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management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. Pursuant to the Order, the Adviser is not required to disclose its contractual fee arrangements with any sub-adviser. The Adviser compensates each sub-adviser out of its management fee.

Portfolio Managers

Mr. Richards is a Director with Deutsche Asset Management and has served as a Portfolio Manager in the Passive Asset Management business since 2011. Prior to his current role, Mr. Richards served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund, and at XShares Advisors, on behalf of an ETF issuer based in New York. At Deutsche Bank, Mr. Richards served as the primary portfolio manager for the PowerShares DB Commodity ETFs until their sale in 2015. He is currently responsible for the DBXA-managed ETFs as well as oversight of DBXA-sub-advised funds. Mr. Richards earned a BS in Finance from Boston College and is a CFA Charterholder.

Mr. Dwyer is a Director with Deutsche Asset Management and has served as a Portfolio Manager in the Passive Asset Management business since 2016. Prior to his current role, Mr. Dwyer was the head of Northern Trust’s International Equity Index ETF and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Mr. Dwyer has a broad range of experience managing developed, emerging, and frontier index mandates, and currency and future overlay portfolios. Prior to joining Northern Trust in 2003, Mr. Dwyer participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups. Mr. Dwyer received a BS in Finance from Rutgers University in 2001.

Mr. Sohrabi is a Vice President with Deutsche Asset Management and has served as a Portfolio Manager and quantitative multi-asset strategist in the Passive Asset Management business since 2015. Prior to joining Deutsche Bank, Mr. Sohrabi served as a derivatives trader for several institutional asset managers and commodity trading advisors where he developed and managed systematic risk and trading strategies in equities, options, fx and futures. Mr. Sohrabi earned a BA in neurobiology from the University of California, Berkley, and a Masters of Financial Engineering from the Anderson School of Management at the University of California, Los Angeles and is a CFA charterholder.

Mr. Bassous is a Vice President with Deutsche Asset Management and has served as a Portfolio Manager in the

Passive Asset Management business since 2017. Prior to joining Deutsche Bank, Mr. Bassous served as Portfolio Manager at Northern Trust Asset Management where he managed equity portfolios across a variety of global benchmarks. While at Northern Trust, he spent several years in Chicago, London and Hong Kong where he managed portfolios on behalf of institutional clients in North America, Europe, the Middle East and Asia. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management. Mr. Bassous received a BS in Finance from Yeshiva University in 2004.

Ms. Cipolletti is an Analyst with Deutsche Asset Management. She joined Deutsche Bank through Deutsche Bank’s graduate program and has served as a Junior Portfolio Manager in the Passive Asset Management business since 2015. Prior to joining Deutsche Bank, she served internships at Deutsche Asset Management, Deutsche Wealth Management, Private Banking and National Financial Partners. Ms. Cipolletti earned a BA in sustainable development with a focus in economics from Columbia University.

The Funds’ SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares of the Funds.

SHAREHOLDER INFORMATION

Additional shareholder information, including how to buy and sell shares of the Funds, is available free of charge by calling toll-free: 1-855-329-3837 (1-855-DBX-ETFS) or visiting our website at www.Xtrackers.com.

Buying and Selling Shares

Shares of the Funds will be listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day at market prices like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of a Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of a Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” — that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of a Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market

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liquidity and higher if the Fund has little trading volume and market liquidity.

Shares of Xtrackers MSCI Emerging Markets Hedged Equity ETF, Xtrackers MSCI EAFE Hedged Equity ETF, Xtrackers MSCI Brazil Hedged Equity ETF, Xtrackers MSCI Germany Hedged Equity ETF, Xtrackers MSCI Japan Hedged Equity ETF, Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF, Xtrackers MSCI Europe Hedged Equity ETF, Xtrackers MSCI United Kingdom Hedged Equity ETF, Xtrackers MSCI All World ex US Hedged Equity ETF, Xtrackers MSCI South Korea Hedged Equity ETF, Xtrackers MSCI Mexico Hedged Equity ETF, Xtrackers MSCI All World ex US High Dividend Yield Hedged Equity ETF, Xtrackers MSCI EAFE High Dividend Yield Hedged Equity ETF, Xtrackers MSCI Eurozone Hedged Equity ETF, Xtrackers Japan JPX-Nikkei 400 Equity ETF, Xtrackers MSCI Latin America Pacific Alliance ETF trade on NYSE Arca.

Shares of Xtrackers MSCI EAFE Small Cap Hedged Equity ETF, Xtrackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF and Xtrackers MSCI Eurozone High Dividend Yield Hedged Equity ETF trade on Bats.

The Funds trade under the following ticker symbols:

Fund	Ticker Symbol	Stock Exchange
Xtrackers MSCI Emerging Markets Hedged Equity ETF	DBEM	NYSE Arca
Xtrackers MSCI EAFE Hedged Equity ETF	DBEF	NYSE Arca
Xtrackers MSCI Brazil Hedged Equity ETF	DBBR	NYSE Arca
Xtrackers MSCI Germany Hedged Equity ETF	DBGR	NYSE Arca
Xtrackers MSCI Japan Hedged Equity ETF	DBJP	NYSE Arca
Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF	DBAP	NYSE Arca
Xtrackers MSCI Europe Hedged Equity ETF	DBEU	NYSE Arca
Xtrackers MSCI United Kingdom Hedged Equity ETF	DBUK	NYSE Arca
Xtrackers MSCI All World ex US Hedged Equity ETF	DBAW	NYSE Arca
Xtrackers MSCI South Korea Hedged Equity ETF	DBKO	NYSE Arca
Xtrackers MSCI Mexico Hedged Equity ETF	DBMX	NYSE Arca
Xtrackers MSCI All World ex US High Dividend Yield Hedged Equity ETF	HDAW	NYSE Arca
Xtrackers MSCI EAFE High Dividend Yield Hedged Equity ETF	HDEF	NYSE Arca

Fund	Ticker Symbol	Stock Exchange
Xtrackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF	HDEE	Bats
Xtrackers MSCI Eurozone High Dividend Yield Hedged Equity ETF	HDEZ	Bats
Xtrackers MSCI EAFE Small Cap Hedged Equity ETF	DBES	Bats
Xtrackers MSCI Eurozone Hedged Equity ETF	DBEZ	NYSE Arca
Xtrackers Japan JPX-Nikkei 400 Equity ETF	JPN	NYSE Arca
Xtrackers MSCI Latin America Pacific Alliance ETF*	PACA	NYSE Arca
*	As of the date of this Prospectus, Xtrackers MSCI Latin America Pacific Alliance ETF has not begun offering shares.

Shares of a Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the section of this Prospectus entitled “Creations and Redemptions.” Only an AP may engage in creation or redemption transactions directly with a Fund. Once created, shares of a Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has evaluated the risks of market timing activities by the Funds’ shareholders. The Board noted that a Fund’s shares can only be purchased and redeemed directly from the Fund in Creation Units by APs and that the vast majority of trading in the Funds’ shares occurs on the secondary market. Because the secondary market trades do not involve a Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Funds’ trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Funds, to the extent effected in-kind (i.e., for securities), such trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that such trades could result in dilution to a Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the Funds’ shares trade at or close to NAV. In addition, each Fund imposes both fixed and variable transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by a Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a Fund’s trading costs increase in those circumstances. Given this structure, the Board determined that with

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respect to each Fund it is not necessary to adopt policies and procedures to detect and deter market timing of the Funds’ shares.

The national securities exchange on which a Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in a Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry

Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of a Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Funds. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices

The trading prices of a Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of a Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a

Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by a Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S., as is the case for the Funds. The Funds are not involved in, or responsible for, the calculation or dissemination of the IOPV and make no representation or warranty as to its accuracy.

Determination of Net Asset Value

The NAV of each Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers (as detailed below) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and dividing the result by the number of shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Equity investments are valued at market value, which is generally determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Debt securities’ values are based on price quotations or other equivalent indications of value provided by a third-party pricing service. Any such third-party pricing service may use a variety of methodologies to value some or all of a Fund’s debt securities to determine the market price. For example, the prices of securities with characteristics similar to those held by a Fund may be used to assist with the pricing process. In addition, the pricing service may use proprietary pricing models. In certain cases, some of a Fund’s debt securities may be valued at the mean between the last available bid and ask prices for such securities or, if such prices are not available, at prices for

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securities of comparable maturity, quality, and type. Short-term securities for which market quotations are not readily available are valued at amortized cost, which approximates market value. Money market securities maturing in 60 days or less will be valued at amortized cost. The approximate value of shares of the applicable Fund, an amount representing on a per share basis the sum of the current value of the deposit securities based on their then current market price and the estimated cash component will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. As the respective international local markets close, the market value of the deposit securities will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15 second intervals. With respect to Xtrackers Japan JPX-Nikkei 400 Equity ETF, foreign currency exchange rates with respect to the Fund’s non-U.S. securities are generally determined as of 4:00 p.m., London time. Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of Xtrackers Japan JPX-Nikkei 400 Equity ETF are determined as of such times. The value of each Underlying Index will not be calculated and disseminated intra-day. The value and return of each Underlying Index is calculated once each trading day by the Index Provider based on prices received from the respective international local markets. In addition, with respect to Xtrackers Japan JPX-Nikkei 400 Equity ETF, the value of assets or liabilities denominated in non-U.S. currencies will be converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. Use of a rate different from the rate used by the Index Provider (to the extent the Index Provider calculates a U.S. dollar value for the Underlying Index) may adversely affect the Fund’s ability to track its Underlying Index.

If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Adviser believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures approved by the Board. Each Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in a Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Underlying Index. This may adversely affect a Fund’s ability to track its Underlying Index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.

Householding

Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

DIVIDENDS AND DISTRIBUTIONS

General policies. Dividends from net investment income, if any, are generally declared and paid semi-annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Funds. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a RIC or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Funds are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend reinvestment service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of a Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Funds purchased in the secondary market.

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Taxes

As with any investment, you should consider how your investment in shares of a Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when a Fund makes distributions or you sell Fund shares.

Taxes on Distributions

Distributions from a Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by a Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held such Fund’s shares. Distributions by a Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

Dividends are eligible to be qualified dividend income to you, if you meet certain holding period requirements discussed below, if they are attributable to qualified dividend income received by a Fund. Generally, qualified dividend income includes dividend income from taxable U.S. corporations and qualified non-U.S. corporations, provided that a Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified non-U.S. corporation means any non-U.S. corporation that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company.

Dividends received by a Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by a Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

For a dividend to be treated as qualified dividend income, the dividend must be received with respect to a share of stock held without being hedged by a Fund, and to a share of the Fund held without being hedged by you, for 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date.

In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If a Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be re-characterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, a Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of a Fund.

Dividends and interest received by a Fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the total assets of a Fund at the close of a year consist of non-U.S. stocks or securities, the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as additional gross income your share of such non-U.S. taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding (currently at a rate of 28%) will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

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Taxes when Shares are Sold

Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

CREATIONS AND REDEMPTIONS

Creations and Redemptions

Prior to trading in the secondary market, shares of the Funds are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares (200,000 shares for Xtrackers MSCI EAFE Hedged Equity ETF) or multiples thereof (“Creation Units”). The size of a Creation Unit will be subject to change. Each “creator” or “AP” enters into an authorized participant agreement (“Authorized Participant Agreement”) with the Funds’ distributor, ALPS Distributors, Inc. (the “Distributor”), subject to acceptance by the Funds’ Transfer Agent. Only an AP may create or redeem Creation Units. Creation Units generally are issued and redeemed in exchange for a specific basket of securities approximating the holdings of a Fund and a designated amount of cash. Because each Fund invests a portion of its assets in forward currency contracts, each Fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the Authorized Participant Agreement.

Orders for creations and redemptions must be made by an AP that is a DTC participant and must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Each Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Authorized Participants and the Continuous Offering of Shares

Because new shares may be created and issued on an ongoing basis, at any point during the life of a Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees

APs are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation

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Units for cash are required to pay an additional variable charge (up to a maximum of 2%, including the standard redemption fee) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fee for each of the Funds is set forth in the table below. The maximum redemption fee, as a percentage of the amount redeemed, is 2%.

Fund	Fee
Xtrackers MSCI Emerging Markets Hedged Equity ETF	$6,900
Xtrackers MSCI EAFE Hedged Equity ETF	$4,650
Xtrackers MSCI Brazil Hedged Equity ETF	$1,500
Xtrackers MSCI Germany Hedged Equity ETF	$750
Xtrackers MSCI Japan Hedged Equity ETF	$1,800
Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF	$5,900
Xtrackers MSCI Europe Hedged Equity ETF	$3,600
Xtrackers MSCI United Kingdom Hedged Equity ETF	$600
Xtrackers MSCI All World ex US Hedged Equity ETF	$10,500
Xtrackers MSCI South Korea Hedged Equity ETF	$1,100
Xtrackers MSCI Mexico Hedged Equity ETF	$500
Xtrackers MSCI All World ex US High Dividend Yield Hedged Equity ETF	$3,700
Xtrackers MSCI EAFE High Dividend Yield Hedged Equity ETF	$900
Xtrackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF	$2,900
Xtrackers MSCI Eurozone High Dividend Yield Hedged Equity ETF	$500
Xtrackers MSCI EAFE Small Cap Hedged Equity ETF	$5,100
Xtrackers MSCI Eurozone Hedged Equity ETF	$3,200
Xtrackers Japan JPX-Nikkei 400 Equity ETF	$2,000
Xtrackers MSCI Latin America Pacific Alliance ETF	$6,000

DISTRIBUTION

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Funds. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

The Adviser and/or its affiliates may pay additional compensation, out of their own assets and not as an additional charge to the Fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial advisers”) in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares (“revenue sharing”). For example, the Adviser and/or its affiliates may compensate financial advisers for providing the Fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the Fund on preferred or recommended sales lists, fund “supermarket” platforms and other formal sales programs; granting the Adviser and/or its affiliates access to the financial adviser’s sales force; granting the Adviser and/or its affiliates access to the financial adviser’s conferences and meetings; assistance in training and educating the financial adviser’s personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisers may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial adviser, the particular Fund or Fund type or other measures as agreed to by the Adviser and/or its affiliates and the financial advisers or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Adviser and/or its affiliates from time to time, may be substantial, and may be different for different financial advisers based on, for example, the nature of the services provided by the financial adviser.

Receipt of, or the prospect of receiving, additional compensation may influence your financial adviser’s recommendation of the Fund. You should review your financial adviser’s compensation disclosure and/or talk to your financial adviser to obtain more information on how this compensation may have influenced your financial adviser’s recommendation of the Fund. Additional information regarding these revenue sharing payments is included in the Fund’s Statement of Additional Information, which is available to you on request at no charge (see the back cover of this Prospectus for more information on how to request a copy of the Statement of Additional Information).

It is possible that broker-dealers that execute portfolio transactions for the Fund will include firms that also sell shares of the Fund to their customers. However, the Adviser will not consider the sale of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. Accordingly, the Adviser has implemented policies and procedures reasonably designed to prevent its traders from considering sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. In addition, the Adviser and/or its affiliates will not use Fund brokerage to pay for their obligation to provide additional compensation to financial advisers as described above.

FUND SERVICE PROVIDERS

The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286 (“BNYM”), is the administrator, custodian and fund accounting and transfer agent for each Fund.

Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, serves as legal counsel to the Funds.

Prospectus October 2, 2017	135	Fund Details

Ernst & Young LLP, 5 Times Square, New York, New York 10036, serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

INDEX PROVIDERS

MSCI, Inc. (“MSCI”) is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Trust, the Adviser, BNYM, the Distributor or any of their respective affiliates.

The Adviser has entered into a license agreement with each Index Provider to use each Underlying Index. The Adviser sublicenses rights in each Underlying Index to the Trust at no charge.

DISCLAIMERS

THE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI OR ANY AFFILIATE OF MSCI. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF EACH UNDERLYING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. MSCI IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES OF MSCI AND OF THE UNDERLYING INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE TRUST, THE ADVISER OR THE FUND. MSCI HAS NO OBLIGATION TO TAKE THE NEEDS OF THE ADVISER OR THE OWNERS OF THE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEXES. MSCI IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUNDS ARE REDEEMABLE FOR CASH. NEITHER MSCI NOR ANY OTHER PARTY HAS ANY OBLIGATION OR LIABILITY TO OWNERS OF THE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUNDS.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER

PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED HEREUNDER OR FOR ANY OTHER USE.

NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NO PURCHASER, SELLER OR HOLDER OF THIS SECURITY, PRODUCT OR FUND, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MSCI TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THIS SECURITY WITHOUT FIRST CONTACTING MSCI TO DETERMINE WHETHER MSCI’S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCE MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MSCI WITHOUT THE PRIOR WRITTEN PERMISSION OF MSCI.

(This information applies to Xtrackers Japan JPX-Nikkei 400 Equity ETF only)

“JPX-Nikkei 400 Net Total Return Index” is a servicemark of Nikkei Inc. and the Tokyo Stock Exchange, Inc. (the “Index Vendor”) and has been licensed for use by Deutsche Bank AG. The Fund is not sponsored, endorsed, issued, sold or promoted by the Index Vendor nor does the Index Vendor make any representation regarding the advisability of investing in the Fund.

Shares of Xtrackers MSCI Emerging Markets Hedged Equity ETF, Xtrackers MSCI EAFE Hedged Equity ETF, Xtrackers MSCI Brazil Hedged Equity ETF, Xtrackers MSCI Germany Hedged Equity ETF, Xtrackers MSCI Japan Hedged Equity ETF, Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF, Xtrackers MSCI Europe Hedged Equity ETF, Xtrackers MSCI United Kingdom Hedged Equity ETF, Xtrackers MSCI All World ex US Hedged Equity ETF, Xtrackers MSCI South Korea Hedged Equity ETF, Xtrackers MSCI Mexico Hedged Equity ETF, Xtrackers MSCI All World ex US High Dividend Yield Hedged Equity ETF, Xtrackers MSCI EAFE High Dividend Yield Hedged Equity ETF, Xtrackers MSCI Eurozone

Prospectus October 2, 2017	136	Fund Details

Hedged Equity ETF, Xtrackers Japan JPX-Nikkei 400 Equity ETF and Xtrackers MSCI Latin America Pacific Alliance ETF are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Funds or any member of the public regarding the ability of the Funds to track the total return performance of their Underlying Indexes or the ability of the Underlying Indexes to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Indexes, nor in the determination of the timing of, prices of, or quantities of shares of the Funds to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Funds in connection with the administration, marketing or trading of the shares of the Funds.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Funds as licensee, licensee’s customers and counterparties, owners of the shares of the Funds, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Shares of the Xtrackers MSCI EAFE Small Cap Hedged Equity ETF, Xtrackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF and Xtrackers MSCI Eurozone High Dividend Yield Hedged Equity ETF are not sponsored, endorsed or promoted by Bats. Bats makes no representation or warranty, express or implied, to the owners of the shares of the Funds or any member of the public regarding the ability of the Funds to track the total return performance of the Underlying Indexes or the ability of the Underlying Indexes to track stock market performance. Bats is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Indexes, nor in the determination of the timing of, prices of, or quantities of shares of the Funds to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. Bats has no obligation or liability to owners of the shares of the Funds in connection with the administration, marketing or trading of the shares of the Funds.

Bats does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein. Bats makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Funds as licensee, licensee’s customers and counterparties, owners of the shares of the Funds, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. Bats makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Bats have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Adviser does not guarantee the accuracy or the completeness of the Underlying Indexes or any data included therein and the Adviser shall have no liability for any errors, omissions or interruptions therein.

The Adviser makes no warranty, express or implied, to the owners of shares of the Funds or to any other person or entity, as to results to be obtained by the Funds from the use of the Underlying Indexes or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often shares of each Fund traded on NYSE Arca or Bats at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past calendar year can be found at www.Xtrackers.com.

Prospectus October 2, 2017	137	Fund Details

The financial highlights table is intended to help you understand each Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund Share. The total returns in the table represent the rate than an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information has been derived from the Funds’ financial statements which have been audited by Ernst & Young LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report as of May 31, 2017 and for the fiscal period then ended, which is available upon request.

Xtrackers MSCI Emerging Markets Hedged Equity ETF

	Years Ended May 31,				Period Ended
	2017	2016	2015	2014	5/31/2013

Selected Per Share Data
Net asset value, beginning of period	$18.62	$22.43	$21.74	$21.96	$21.22
Income (loss) from investment operations:
Net investment income (loss)(a)	0.35	0.43	0.36	0.38	0.38
Net realized and unrealized gain (loss)	2.81	(3.60)	0.77	(0.17)	1.01
Total from investment operations	3.16	(3.17)	1.13	0.21	1.39
Less distributions from:
Net investment income	(0.31)	(0.64)	(0.44)	(0.43)	(0.40)
Net realized gains	—	—	—	—	(0.25)
Total distributions	(0.31)	(0.64)	(0.44)	(0.43)	(0.65)
Net asset value, end of period	$21.47	$18.62	$22.43	$21.74	$21.96
Total Return (%)	17.19	(14.32)	5.35	1.17 (b)	6.54 (b)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	188	130	245	29	9
Ratio of expenses before fee waiver (%)	0.65	0.65	0.65	0.66	0.94
Ratio of expenses after fee waiver (%)	0.65	0.65	0.65	0.65	0.72
Ratio of net investment income (loss) (%)	1.74	2.20	1.64	1.81	1.72
Portfolio turnover rate (%)(c)	43	32	58	16	15

(a)	Based on average shares outstanding during the period.
(b)	The Total Return would have been lower if certain fees had not been reimbursed by the Advisor.
(c)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

Prospectus October 2, 2017	138	Financial Highlights

Xtrackers MSCI EAFE Hedged Equity ETF

	Years Ended May 31,					Period Ended
	2017	2016	2015		2014	5/31/2013

Selected Per Share Data
Net asset value, beginning of period	$26.48	$30.75	$27.81		$25.09	$22.12
Income (loss) from investment operations:
Net investment income (loss)(a)	0.74	0.76	1.41		1.18	0.79
Net realized and unrealized gain (loss)	4.18	(4.03)	2.90		1.95	6.26
Total from investment operations	4.92	(3.27)	4.31		3.13	7.05
Less distributions from:
Net investment income	(0.72)	(0.88)	(1.37)		(0.41)	(1.68)
Net realized gains	—	(0.12)	(0.00	)(b)	—	(2.40)
Total distributions	(0.72)	(1.00)	(1.37)		(0.41)	(4.08)
Net asset value, end of period	$30.68	$26.48	$30.75		$27.81	$25.09
Total Return (%)	19.17	(10.90)	16.22		12.74 (c)	35.60 (c)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8,638	11,984	12,268		563	75
Ratio of expenses before fee waiver (%)	0.35	0.35	0.35		0.36	0.64
Ratio of expenses after fee waiver (%)	0.35	0.35	0.35		0.35	0.48
Ratio of net investment income (loss) (%)	2.72	2.82	4.81		4.48	3.35
Portfolio turnover rate (%)(d)	14	15	12		10	14

(a)	Based on average shares outstanding during the period.
(b)	Amount represents less than $0.005.
(c)	The Total Return would have been lower if certain fees had not been reimbursed by the Advisor.
(d)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

Prospectus October 2, 2017	139	Financial Highlights

Xtrackers MSCI Brazil Hedged Equity ETF

	Years Ended May 31,					Period Ended
	2017	2016	2015	2014		5/31/2013

Selected Per Share Data
Net asset value, beginning of period	$9.05	$13.03	$14.46	$19.28		$20.74
Income (loss) from investment operations:
Net investment income (loss)(a)	0.24	0.24	0.42	0.47		0.54
Net realized and unrealized gain (loss)	1.23	(1.91)	(1.44)	(2.30)		(0.15)
Total from investment operations	1.47	(1.67)	(1.02)	(1.83)		0.39
Less distributions from:
Net investment income	(0.04)	(2.30)	(0.41)	(2.95)		(0.54)
Net realized gains	—	—	—	—		(1.31)
Return of capital	—	(0.01)	—	(0.04)		—
Total distributions	(0.04)	(2.31)	(0.41)	(2.99)		(1.85)
Net asset value, end of period	$10.48	$9.05	$13.03	$14.46		$19.28
Total Return (%)	16.28	(15.83)	(6.96)	(9.83	)(b)	1.43 (b)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	3	7	6		8
Ratio of expenses before fee waiver (%)	0.60	0.60	0.60	0.63		0.92
Ratio of expenses after fee waiver (%)	0.60	0.60	0.60	0.60		0.68
Ratio of net investment income (loss) (%)	2.26	2.56	2.97	2.93		2.66
Portfolio turnover rate (%)(c)	28	59	141	89		25

(a)	Based on average shares outstanding during the period.
(b)	The Total Return would have been lower if certain fees had not been reimbursed by the Advisor.
(c)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

Prospectus October 2, 2017	140	Financial Highlights

Xtrackers MSCI Germany Hedged Equity ETF

	Years Ended May 31,				Period Ended
	2017	2016	2015	2014	5/31/2013

Selected Per Share Data
Net asset value, beginning of period	$23.40	$27.34	$26.51	$23.22	$21.57
Income (loss) from investment operations:
Net investment income (loss)(a)	0.40	0.33	1.38	1.03	0.44
Net realized and unrealized gain (loss)	4.78	(2.93)	1.93	3.11	2.08
Total from investment operations	5.18	(2.60)	3.31	4.14	2.52
Less distributions from:
Net investment income	(0.71)	(1.34)	(2.48)	(0.85)	(0.44)
Net realized gains	—	—	—	—	(0.43)
Total distributions	(0.71)	(1.34)	(2.48)	(0.85)	(0.87)
Net asset value, end of period	$27.87	$23.40	$27.34	$26.51	$23.22
Total Return (%)	22.93	(9.99)	13.92	18.70 (b)	11.86 (b)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	66	110	234	45	5
Ratio of expenses before fee waiver (%)	0.45	0.45	0.45	0.47	0.82
Ratio of expenses after fee waiver (%)	0.45	0.45	0.45	0.47	0.58
Ratio of net investment income (loss) (%)	1.63	1.37	5.14	4.15	1.93
Portfolio turnover rate (%)(c)	12	16	20	12	108

(a)	Based on average shares outstanding during the period.
(b)	The Total Return would have been lower if certain fees had not been reimbursed by the Advisor.
(c)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

Prospectus October 2, 2017	141	Financial Highlights

Xtrackers MSCI Japan Hedged Equity ETF

	Years Ended May 31,				Period Ended
	2017	2016	2015	2014	5/31/2013

Selected Per Share Data
Net asset value, beginning of period	$34.32	$44.54	$35.43	$34.08	$21.79
Income (loss) from investment operations:
Net investment income (loss)(a)	0.53	0.48	0.52	0.55	0.39
Net realized and unrealized gain (loss)	4.22	(8.44)	12.49	1.51	12.31
Total from investment operations	4.75	(7.96)	13.01	2.06	12.70
Less distributions from:
Net investment income	(0.42)	(1.39)	(3.90)	(0.71)	(0.41)
Net realized gains	—	(0.87)	—	—	—
Total distributions	(0.42)	(2.26)	(3.90)	(0.71)	(0.41)
Net asset value, end of period	$38.65	$34.32	$44.54	$35.43	$34.08
Total Return (%)	14.08	(18.65)	39.00	6.21 (b)	59.04 (b)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,780	1,026	1,263	441	109
Ratio of expenses before fee waiver (%)	0.45	0.45	0.45	0.48	0.66
Ratio of expenses after fee waiver (%)	0.45	0.45	0.45	0.48	0.52
Ratio of net investment income (loss) (%)	1.50	1.29	1.32	1.56	1.27
Portfolio turnover rate (%)(c)	22	15	14	13	12

(a)	Based on average shares outstanding during the period.
(b)	The Total Return would have been lower if certain fees had not been reimbursed by the Advisor.
(c)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

Prospectus October 2, 2017	142	Financial Highlights

Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF

	Years Ended May 31,			Period Ended
	2017	2016	2015	5/31/2014(b)

Selected Per Share Data
Net asset value, beginning of period	$22.27	$27.90	$26.47	$25.00
Income (loss) from investment operations:
Net investment income (loss)(c)	0.56	0.63	0.68	0.40
Net realized and unrealized gain (loss)	3.89	(4.19)	2.04	1.08
Total from investment operations	4.45	(3.56)	2.72	1.48
Less distributions from:
Net investment income	(0.50)	(1.09)	(1.29)	(0.01)
Net realized gains	—	(0.98)	—	—
Total distributions	(0.50)	(2.07)	(1.29)	(0.01)
Net asset value, end of period	$26.22	$22.27	$27.90	$26.47
Total Return (%)	20.34	(12.98)	10.78	5.94	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	4	11	7
Ratio of expenses (%)	0.60	0.60	0.60	0.60	*
Ratio of net investment income (loss) (%)	2.34	2.64	2.51	2.33	*
Portfolio turnover rate (%)(d)	14	34	19	20	**

(b)	For the period October 1, 2013 (commencement of operations) through May 31, 2014.
(c)	Based on average shares outstanding during the period.
(d)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*	Annualized.
**	Not Annualized.

Prospectus October 2, 2017	143	Financial Highlights

Xtrackers MSCI Europe Hedged Equity ETF

	Years Ended May 31,				Period Ended
	2017	2016	2015		5/31/2014(a)

Selected Per Share Data
Net asset value, beginning of period	$25.65	$29.47	$27.75		$25.00
Income (loss) from investment operations:
Net investment income (loss)(c)	0.76	0.79	1.33		1.27
Net realized and unrealized gain (loss)	4.40	(3.19)	1.54		1.72
Total from investment operations	5.16	(2.40)	2.87		2.99
Less distributions from:
Net investment income	(0.85)	(1.28)	(1.15)		(0.24)
Net realized gains	(1.67)	(0.14)	(0.00	)(d)	—
Total distributions	(2.52)	(1.42)	(1.15)		(0.24)
Net asset value, end of period	$28.29	$25.65	$29.47		$27.75
Total Return (%)	21.77	(8.46)	10.88		12.05	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,747	3,310	2,668		164
Ratio of expenses (%)	0.45	0.45	0.45		0.45	*
Ratio of net investment income (loss) (%)	2.95	3.08	4.74		7.30	*
Portfolio turnover rate (%)(e)	17	18	13		4	**

(a)	For the period October 1, 2013 (commencement of operations) through May 31, 2014.
(c)	Based on average shares outstanding during the period.
(d)	Amount represents less than $0.005.
(e)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*	Annualized.
**	Not Annualized.

Prospectus October 2, 2017	144	Financial Highlights

Xtrackers MSCI United Kingdom Hedged Equity ETF

	Years Ended May 31,			Period Ended
	2017	2016	2015	5/31/2014(a)

Selected Per Share Data
Net asset value, beginning of period	$22.25	$25.93	$26.53	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.85	0.89	0.92	1.32
Net realized and unrealized gain (loss)	4.06	(2.95)	0.08	0.63
Total from investment operations	4.91	(2.06)	1.00	1.95
Less distributions from:
Net investment income	(0.62)	(1.51)	(1.58)	(0.42)
Net realized gains	(4.62)	(0.11)	(0.02)	—
Total distributions	(5.24)	(1.62)	(1.60)	(0.42)
Net asset value, end of period	$21.92	$22.25	$25.93	$26.53
Total Return (%)	24.79	(8.25)	4.27	7.90	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	6	5	5
Ratio of expenses (%)	0.45	0.45	0.45	0.45	*
Ratio of net investment income (loss) (%)	3.81	4.04	3.57	7.70	*
Portfolio turnover rate (%)(c)	35	24	19	11	**

(a)	For the period October 1, 2013 (commencement of operations) through May 31, 2014.
(b)	Based on average shares outstanding during the period.
(c)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*	Annualized.
**	Not Annualized.

Prospectus October 2, 2017	145	Financial Highlights

Xtrackers MSCI All World ex US Hedged Equity ETF

	Years Ended May 31,			Period Ended
	2017	2016	2015	5/31/2014(a)

Selected Per Share Data
Net asset value, beginning of period	$22.62	$26.87	$25.61	$25.00
Income (loss) from investment operations:
Net investment income (loss)(c)	0.64	0.64	0.96	0.45
Net realized and unrealized gain (loss)	3.42	(3.57)	2.16	0.16
Total from investment operations	4.06	(2.93)	3.12	0.61
Less distributions from:
Net investment income	(0.48)	(0.86)	(1.82)	—
Net realized gains	—	(0.46)	(0.04)	—
Total distributions	(0.48)	(1.32)	(1.86)	—
Net asset value, end of period	$26.20	$22.62	$26.87	$25.61
Total Return (%)	18.30	(11.17)	13.01	2.44	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	105	68	47	5
Ratio of expenses (%)	0.40	0.40	0.40	0.40	*
Ratio of net investment income (loss) (%)	2.67	2.76	3.70	5.18	*
Portfolio turnover rate (%)(d)	15	24	24	3	**

(a)	For the period January 23, 2014 (commencement of operations) through May 31, 2014.
(c)	Based on average shares outstanding during the period.
(d)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*	Annualized.
**	Not Annualized.

Prospectus October 2, 2017	146	Financial Highlights

Xtrackers MSCI South Korea Hedged Equity ETF

	Years Ended May 31,			Period Ended
	2017	2016	2015	5/31/2014[a]

Selected Per Share Data
Net Asset Value, beginning of period	$22.94	$24.32	$25.08	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	0.18	0.16	(0.11)	(0.02)
Net realized and unrealized gain (loss)	5.99	(1.51)	(0.65)[d]	0.10	[d]
Total from investment operations	6.17	(1.35)	(0.76)	0.08
Less distributions from:
Net investment income	(0.12)	(0.03)	—	—
Total distributions	(0.12)	(0.03)	—	—
Net Asset Value, end of period	$28.99	$22.94	$24.32	$25.08
Total Return (%)	27.01	(5.55)	(3.07)	0.32	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	29	118	137	5
Ratio of expenses (%)	0.58	0.58	0.58	0.58	*
Ratio of net investment income (loss) (%)	0.74	0.72	(0.47)	(0.26	)*
Portfolio turnover rate (%)[c]	110	124	287	8	**

[a]	For the period January 23, 2014 (commencement of operations) through May 31, 2014.
[b]	Based on average shares outstanding during the period.
[c]	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
[d]	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
*	Annualized.
**	Not Annualized.

Prospectus October 2, 2017	147	Financial Highlights

Xtrackers MSCI Mexico Hedged Equity ETF

	Years Ended May 31,			Period Ended
	2017	2016	2015	5/31/2014[a]

Selected Per Share Data
Net Asset Value, beginning of period	$21.55	$25.24	$24.29	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	0.32	0.53	0.26	0.07
Net realized and unrealized gain (loss)	0.14	(0.11)	0.94	(0.78)
Total from investment operations	0.46	0.42	1.20	(0.71)
Less distributions from:
Net investment income	(0.37)	(2.79)	(0.18)	—
Net realized gains	(1.21)	(1.32)	(0.07)	—
Total distributions	(1.58)	(4.11)	(0.25)	—
Net Asset Value, end of period	$20.43	$21.55	$25.24	$24.29
Total Return (%)	2.19	2.09	4.99	(2.84	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	4	5	5
Ratio of expenses (%)	0.50	0.51	0.50	0.50	*
Ratio of net investment income (loss) (%)	1.52	2.40	1.04	0.79	*
Portfolio turnover rate (%)[c]	23	34	22	7	**

[a]	For the period January 23, 2014 (commencement of operations) through May 31, 2014.
[b]	Based on average shares outstanding during the period.
[c]	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*	Annualized.
**	Not Annualized.

Prospectus October 2, 2017	148	Financial Highlights

Xtrackers MSCI All World ex US High Dividend Yield Hedged Equity ETF

	Year Ended	Period Ended
	5/31/2017	5/31/2016(a)

Selected Per Share Data
Net asset value, beginning of period	$22.96	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	1.02	0.70
Net realized and unrealized gain (loss)	3.07	(2.38)
Total from investment operations	4.09	(1.68)
Less distributions from:
Net investment income	(0.60)	(0.36)
Net realized gains	(0.31)	—
Total distributions	(0.91)	(0.36)
Net asset value, end of period	$26.14	$22.96
Total Return (%)	18.17	(6.67	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	3
Ratio of expenses (%)	0.45	0.45	*
Ratio of net investment income (loss) (%)	4.17	3.83	*
Portfolio turnover rate (%)(c)	36	33	**

(a)	For the period August 12, 2015 (commencement of operations) through May 31, 2016.
(b)	Based on average shares outstanding during the period.
(c)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*	Annualized.
**	Not Annualized.

Prospectus October 2, 2017	149	Financial Highlights

Xtrackers MSCI EAFE High Dividend Yield Hedged Equity ETF

	Year Ended	Period Ended
	5/31/2017	5/31/2016(a)

Selected Per Share Data
Net asset value, beginning of period	$23.16	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	1.06	0.88
Net realized and unrealized gain (loss)	3.03	(2.17)
Total from investment operations	4.09	(1.29)
Less distributions from:
Net investment income	(0.95)	(0.38)
Net realized gains	(1.31)	(0.17)
Total distributions	(2.26)	(0.55)
Net asset value, end of period	$24.99	$23.16
Total Return (%)	18.93 (d)	(5.08)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	5
Ratio of expenses (%)	0.45	0.45 *
Ratio of net investment income (loss) (%)	4.48	4.86 *
Portfolio turnover rate (%)(c)	41	33 **

(a)	For the period August 12, 2015 (commencement of operations) through May 31, 2016.
(b)	Based on average shares outstanding during the period.
(c)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
(d)	The Fund’s total return includes a reimbursement by the Advisor for a realized loss on a trade executed incorrectly, which otherwise would have reduced total return by 0.32%.
*	Annualized.
**	Not Annualized.

Prospectus October 2, 2017	150	Financial Highlights

Xtrackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF

	Year Ended	Period Ended
	5/31/2017	5/31/2016(a)

Selected Per Share Data
Net asset value, beginning of period	$21.28	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.78	0.39
Net realized and unrealized gain (loss)	1.77	(3.32)
Total from investment operations	2.55	(2.93)
Less distributions from:
Net investment income	(0.84)	(0.27)
Net realized gains	—	(0.52)
Total distributions	(0.84)	(0.79)
Net asset value, end of period	$22.99	$21.28
Total Return (%)	12.23	(11.67)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2
Ratio of expenses (%)	0.65	0.65 *
Ratio of net investment income (loss) (%)	3.49	2.20 *
Portfolio turnover rate (%)(c)	48	39 **

(a)	For the period August 12, 2015 (commencement of operations) through May 31, 2016.
(b)	Based on average shares outstanding during the period.
(c)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*	Annualized.
**	Not Annualized.

Prospectus October 2, 2017	151	Financial Highlights

Xtrackers MSCI Eurozone High Dividend Yield Hedged Equity ETF

	Year Ended	Period Ended
	5/31/2017	5/31/2016(a)

Selected Per Share Data
Net asset value, beginning of period	$24.09	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	1.37	0.75
Net realized and unrealized gain (loss)	2.67	(1.38)
Total from investment operations	4.04	(0.63)
Less distributions from:
Net investment income	(0.90)	(0.28)
Net realized gains	(0.04)	—
Total distributions	(0.94)	(0.28)
Net asset value, end of period	$27.19	$24.09
Total Return (%)	17.45	(2.52	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	2
Ratio of expenses (%)	0.45	0.45	*
Ratio of net investment income (loss) (%)	5.65	3.95	*
Portfolio turnover rate (%)(c)	45	46	**

(a)	For the period August 12, 2015 (commencement of operations) through May 31, 2016.
(b)	Based on average shares outstanding during the period.
(c)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*	Annualized.
**	Not Annualized.

Prospectus October 2, 2017	152	Financial Highlights

Xtrackers MSCI EAFE Small Cap Hedged Equity ETF

	Year Ended	Period Ended
	5/31/2017	5/31/2016(a)

Selected Per Share Data
Net asset value, beginning of period	$24.25	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.52	0.40
Net realized and unrealized gain (loss)	3.99	(0.89)
Total from investment operations	4.51	(0.49)
Less distributions from:
Net investment income	(0.62)	(0.26)
Net realized gains	(0.27)	—
Total distributions	(0.89)	(0.26)
Net asset value, end of period	$27.87	$24.25
Total Return (%)	19.32	(1.96	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	2
Ratio of expenses (%)	0.45	0.45	*
Ratio of net investment income (loss) (%)	2.10	2.16	*
Portfolio turnover rate (%)(c)	20	23	**

(a)	For the period August 19, 2015 (commencement of operations) through May 31, 2016.
(b)	Based on average shares outstanding during the period.
(c)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*	Annualized.
**	Not Annualized.

Prospectus October 2, 2017	153	Financial Highlights

Xtrackers MSCI Eurozone Hedged Equity ETF

	Years Ended May 31,		Period Ended
	2017	2016	5/31/2015(b)

Selected Per Share Data
Net asset value, beginning of period	$25.64	$29.30	$25.00
Income (loss) from investment operations:
Net investment income (loss)(c)	0.73	0.78	0.81
Net realized and unrealized gain (loss)	4.84	(3.15)	3.49
Total from investment operations	5.57	(2.37)	4.30
Less distributions from:
Net investment income	(0.92)	(1.29)	—
Total distributions	(0.92)	(1.29)	—
Net asset value, end of period	$30.29	$25.64	$29.30
Total Return (%)	22.56	(8.45)	17.20	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	65	83	22
Ratio of expenses (%)	0.45	0.45	0.45	*
Ratio of net investment income (loss) (%)	2.76	3.11	6.04	*
Portfolio turnover rate (%)(e)	16	22	8	**

(b)	For the period December 10, 2014 (commencement of operations) through May 31, 2015.
(c)	Based on average shares outstanding during the period.
(e)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*	Annualized.
**	Not Annualized.

Prospectus October 2, 2017	154	Financial Highlights

Xtrackers Japan JPX-Nikkei 400 Equity ETF

	Year Ended	Period Ended
	5/31/2017	5/31/2016(b)

Selected Per Share Data
Net asset value, beginning of period	$23.19	$25.00
Income (loss) from investment operations:
Net investment income (loss)(c)	0.35	0.28
Net realized and unrealized gain (loss)	3.04	(1.97	)(d)
Total from investment operations	3.39	(1.69)
Less distributions from:
Net investment income	(0.34)	(0.12)
Total distributions	(0.34)	(0.12)
Net asset value, end of period	$26.24	$23.19
Total Return (%)	14.75	(6.78	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	19
Ratio of expenses (%)	0.40	0.40	*
Ratio of net investment income (loss) (%)	1.46	1.31	*
Portfolio turnover rate (%)(e)	22	8	**

(b)	For the period June 24, 2015 (commencement of operations) through May 31, 2016.
(c)	Based on average shares outstanding during the period.
(d)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
(e)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*	Annualized.
**	Not Annualized.

Prospectus October 2, 2017	155	Financial Highlights

Xtrackers MSCI Latin America Pacific Alliance ETF

Because the Fund has not yet commenced operations, no financial highlights are presented.

Prospectus October 2, 2017	156	Financial Highlights

FOR MORE INFORMATION:

WWW.XTRACKERS.COM

1-855-329-3837 (1-855-DBX-ETFS)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.Xtrackers.com. For more information about the Funds, you may request a copy of the SAI. The SAI provides detailed information about the Funds and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

If you have any questions about the Trust or shares of the Funds or you wish to obtain the SAI or shareholder report free of charge, please:

Call:	1-855-329-3837 or 1-855-DBX-ETFS (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
E-mail:dbxquestions@list.db.com
Write:	DBX ETF Trust c/o ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Funds and their shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-22487

Xtrackers MSCI Italy Hedged Equity ETF
Bats BZX Exchange, Inc.: DBIT

Xtrackers MSCI Southern Europe Hedged Equity ETF
Bats BZX Exchange, Inc.: DBSE

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.

i

INVESTMENT OBJECTIVE

Xtrackers MSCI Italy Hedged Equity ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Italy 25/50 US Dollar Hedged Index (the “Underlying Index”).

Effective October 27, 2017 (or as soon as possible thereafter), the name of the Fund will change to Xtrackers Germany Equity ETF and its ticker symbol will change to GRMY. At that time, the Fund will change its current policy of seeking investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the MSCI Italy 25/50 US Dollar Hedged Index to a policy of seeking investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Solactive GBS Germany Large & Mid Cap USD Index TR (the “Solactive Index”).

FEES AND EXPENSES

These are the fees and expenses that you will pay when you buy and hold shares. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee	0.45
Other Expenses	None
Total Annual Fund Operating Expenses	0.45

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example and can affect the Fund’s performance. For the fiscal year ended May 31, 2017, the Fund’s portfolio turnover rate was 30%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of the Italian equity market, while mitigating exposure to fluctuations between the value of the U.S. dollar and the euro. The Fund expects to use a full replication indexing strategy to seek to track the Underlying Index. As such, the Fund expects to invest directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the Fund to acquire component securities due to limited availability or regulatory restrictions, the Fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and

Prospectus October 2, 2017	1	Xtrackers MSCI Italy Hedged Equity ETF

liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The Fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.

As of July 31, 2017, the Underlying Index consisted of 24 securities with an average market capitalization of approximately $14.04 billion and a minimum market capitalization of approximately $2.21 billion.

The Fund enters into forward currency contracts designed to offset the Fund’s exposure to the euro. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund (and the Underlying Index) hedges the euro in the portfolio to U.S. dollars by selling the euro forward at the one-month forward rate published by WM/Reuters. The amount of forward contracts in the Fund is based on the aggregate exposure of the Fund and Underlying Index to the euro based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on Fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of the euro relative to the U.S. dollar. The Fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in U.S. dollars.

The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities from issuers located in Italy and in instruments designed to hedge against the Fund’s exposure to the euro. As of July 31, 2017, the Underlying Index was solely comprised of securities of issuers from Italy.

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of issuers in the financial services (34.6%), energy (17.8%) and utilities (15.2%) sectors.

The Fund’s Board of Trustees approved changes to the Fund’s investment policies, which will also take effect when the Fund begins to track the Solactive Index, such that the Fund will normally invest at least 80% of its net assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Solactive Index, which is designed to track the performance of the German equity market. The Fund will use a representative sampling indexing strategy in seeking to track the Solactive Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Solactive Index as a whole. As of that time, the Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities from issuers located in Germany.

MAIN RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of the Prospectus entitled “Additional Information About the Funds’ Investment Strategies, Underlying Indexes and Risks – Further Discussion of Main Risks” and in the Statement of Additional Information (“SAI”).

Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the Fund makes, which could affect the Fund’s ability to sell them at an attractive price. To the extent the Fund invests in a particular capitalization or sector, the Fund’s performance may be affected by the general performance of that particular capitalization or sector.

Foreign investment risk. The Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets.

Prospectus October 2, 2017	2	Xtrackers MSCI Italy Hedged Equity ETF

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the Fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for U.S. investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of U.S. markets. Because foreign exchanges generally are smaller and less liquid than U.S. exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the Fund’s foreign investments.

In addition, the Fund may invest in depositary receipts, which involve similar risks to those associated with investments in foreign securities. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.

Risks related to investing in Italy. The Fund’s investments in Italian issuers may subject the Fund to legal, regulatory, political, currency and economic risk specific to Italy. Among other things, Italy’s economy has been characterized by slow growth over the past few decades due to factors such as a high tax rate, rigid labor market and a generous pension system. In recent years, the Italian government experienced significant budget deficits and a high amount of public debt, causing credit agencies to lower Italy’s sovereign debt rating.

European economic risk. The Economic and Monetary Union (the “EMU”) of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy,

Portugal and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in countries other than those listed in the previous sentence). These events have adversely affected the exchange rate of the euro, the common currency of certain EU countries, and may continue to significantly affect every country in Europe, including countries that do not use the euro. In June 2016, the United Kingdom approved a referendum to leave the EU, creating economic and political uncertainty in its wake. Significant uncertainty exists regarding the timing of the United Kingdom’s anticipated withdrawal from the EU and the effects such withdrawal will have on economies, financial markets and asset valuations in the EU and around the world.

Financial services sector risk. The Fund invests a significant portion of its assets in securities of issuers in the financial services sector in order to track the Underlying Index’s allocation to that sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and ensuing financial crisis in 2008 resulted, and may continue to result, in an unusually high degree of volatility in the financial markets.

Energy sector risk. The Fund invests a significant portion of its assets in securities of issuers in the energy sector in order to track the Underlying Index’s allocation to that sector. The value of securities issued by companies in the energy sector may decline for many reasons, including, among others, changes in energy prices, government regulations, energy conservation efforts and potential civil liabilities.

Utilities sector risk. The Fund invests a significant portion of its assets in securities of issuers in the utilities sector in order to track the Underlying Index’s allocation to that sector. The utilities sector is subject to significant government regulation and oversight. Companies in the utilities sector may be adversely affected due to increases in fuel and operating costs, rising costs of financing capital construction and the cost of complying with regulations, among other factors.

Small and medium company risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those

Prospectus October 2, 2017	3	Xtrackers MSCI Italy Hedged Equity ETF

of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Forward currency contract risk. The Fund enters into forward currency contracts to attempt to minimize the impact of changes in the value of the euro against the U.S. dollar. These contracts may not be successful. To the extent the Fund’s forward currency contracts are not successful, the U.S. dollar value of your investment in the Fund may go down. Furthermore, because no changes in the currency weights in the Underlying Index are made during the month to account for changes in the Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of the euro against the U.S. dollar during the month may affect the value of the Fund’s investment. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the Fund may also go up or down quickly and unpredictably and investors may lose money. NDFs may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the Fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.

Counterparty risk. A financial institution or other counterparty with whom the Fund enters into a forward currency contract or otherwise does business, or that underwrites, distributes or guarantees any other investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund.

Indexing risk. While the exposure of the Underlying Index to its component securities is by definition 100%, the Fund’s effective exposure to Underlying Index securities may vary over time. Because the Fund, as an index fund, is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

Tracking error risk. The performance of the Fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs (including the costs of entering into currency forward contracts on a frequent basis), cash flows and operational inefficiencies. The Fund’s return also may diverge from the return of the Underlying Index because the Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of Underlying Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Underlying Index.

Market price risk. Fund shares are listed for trading on Bats BZX Exchange, Inc. (“Bats”) and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. DBX Advisors LLC (the “Adviser”) cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in

Prospectus October 2, 2017	4	Xtrackers MSCI Italy Hedged Equity ETF

the long-term. However, the Fund may have a limited number of financial institutions that may act as APs or market makers. Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described below under “Purchase and Sale of Fund Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other APs is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in Fund shares. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the Fund may be traded in markets that close at a different time than Bats. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when Bats is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the Fund.

Country concentration risk. Because the Fund invests all or a significant portion of its assets in the securities of a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance.

Operational risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors,

errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Non-diversification risk. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

PERFORMANCE INFORMATION

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of the Underlying Index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.Xtrackers.com.

CALENDAR YEAR TOTAL RETURN as of 12/31

The Fund’s year-to-date return was 7.83% as of June 30, 2017.

During the periods shown in the above chart, the Fund’s highest and lowest calendar quarter returns were 18.86% and (15.40)%, respectively, for the quarters ended December 31, 2016 and March 31, 2016.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2016

	1 Year	Since Inception August 19, 2015
Returns before taxes	(5.01)%	(9.72)%
Returns after taxes on distributions	(5.91)%	(10.55)%
Returns after taxes on distributions and sale of Fund shares	(2.32)%	(7.51)%
MSCI Italy 25/50 U.S. Dollar Hedged Index	(4.86)%	(9.57)%
MSCI Italy 25/50 Index	(9.07)%	(13.44)%

Prospectus October 2, 2017	5	Xtrackers MSCI Italy Hedged Equity ETF

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the Fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.

MANAGEMENT

Investment Adviser

DBX Advisors LLC

Portfolio Managers

Bryan Richards, Patrick Dwyer, Navid Sohrabi, Shlomo Bassous and Charlotte Cipolletti are portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund. Each portfolio manager functions as a member of a portfolio management team. Messrs. Richards, Dwyer and Sohrabi and Ms. Cipolletti have been portfolio managers of the Fund since 2016. Mr. Bassous has been a portfolio manager of the Fund since October 2017.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold through a brokerage firm. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with the Fund’s distributor.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax-deferred investment plans, however, may be taxable to you.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus October 2, 2017	6	Xtrackers MSCI Italy Hedged Equity ETF

INVESTMENT OBJECTIVE

Xtrackers MSCI Southern Europe Hedged Equity ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Southern Europe US Dollar Hedged Index (the “Underlying Index”).

Effective October 27, 2017 (or as soon as possible), the name of the Fund will change to Xtrackers Eurozone Equity ETF and its ticker symbol will change to EURZ. At that time, the Fund will change its current policy of seeking investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the MSCI Southern Europe US Dollar Hedged Index to a policy of seeking investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Solactive GBS Developed Markets European Monetary Union Large & Mid Cap USD Index TR (the “Solactive Index”).

FEES AND EXPENSES

These are the fees and expenses that you will pay when you buy and hold shares. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee	0.45
Other Expenses	None
Total Annual Fund Operating Expenses	0.45

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example and can affect the Fund’s performance. For the fiscal year ended May 31, 2017, the Fund’s portfolio turnover rate was 20%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance the Italian, Portuguese and Spanish equity markets, while mitigating exposure to fluctuations between the value of the U.S. dollar and the euro. The Fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole. The Fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.

As of July 31, 2017, the Underlying Index consisted of 51 securities with an average market capitalization of approximately $16.9 billion and a minimum market capitalization of approximately $2.29 billion from issuers in Italy, Portugal, and Spain.

The Fund enters into forward currency contracts designed to offset the Fund’s exposure to the euro. A forward currency contract involves an obligation to purchase or sell

Prospectus October 2, 2017	7	Xtrackers MSCI Southern Europe Hedged Equity ETF

a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund (and the Underlying Index) hedges the euro in the portfolio to U.S. dollars by selling the euro forward at the one-month forward rate published by WM/Reuters. The amount of forward contracts in the Fund is based on the aggregate exposure of the Fund and Underlying Index to the euro based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on Fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of the euro relative to the U.S. dollar. The Fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in U.S. dollars.

The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities from issuers located in Southern European countries (specifically, Italy, Portugal and Spain) and in instruments designed to hedge against the Fund’s exposure to the euro. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of securities of issuers from Spain (57.8%) and Italy (34.7%).

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of issuers in the financial services (39.7%) and utilities (15.6%) sectors.

The Fund’s Board of Trustees approved changes to the Fund’s investment policies, which will also take effect when the Fund begins to track the Solactive Index, such that the Fund will normally invest at least 80% of its net assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Solactive Index, which is designed to track the performance of equity securities from issuers based in the countries in the Economic and Monetary Union (the “EMU” or “Eurozone”) of the European Union (“EU”). The Underlying Index is composed of equities from countries in the Eurozone that have adopted the euro as their common currency and sole legal tender. The Fund will use a representative sampling indexing strategy in seeking to track the Solactive Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Solactive Index as a whole. As of that time, the Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities from issuers located in the Eurozone.

MAIN RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of the Prospectus entitled “Additional Information About the Funds’ Investment Strategies, Underlying Indexes and Risks – Further Discussion of Main Risks” and in the Statement of Additional Information (“SAI”).

Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the Fund makes, which could affect the Fund’s ability to sell them at an attractive price. To the extent the Fund invests in a particular capitalization or sector, the Fund’s performance may be affected by the general performance of that particular capitalization or sector.

Foreign investment risk. The Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the Fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for U.S. investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Prospectus October 2, 2017	8	Xtrackers MSCI Southern Europe Hedged Equity ETF

Foreign markets can have liquidity risks beyond those typical of U.S. markets. Because foreign exchanges generally are smaller and less liquid than U.S. exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the Fund’s foreign investments.

In addition, the Fund may invest in depositary receipts, which involve similar risks to those associated with investments in foreign securities. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.

European economic risk. The Economic and Monetary Union (the “EMU”) of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in countries other than those listed in the previous sentence). These events have adversely affected the exchange rate of the euro, the common currency of certain EU countries, and may continue to significantly affect every country in Europe, including countries that do not use the euro. In June 2016, the United Kingdom approved a referendum to leave the EU, creating economic and political uncertainty in its wake. Significant uncertainty exists regarding the timing of the United Kingdom’s anticipated withdrawal from the EU and the effects such withdrawal will have on economies, financial markets and asset valuations in the EU and around the world.

Risks related to investing in Spain. Investments in Spanish issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risk specific to Spain. Among other things, Spain’s economy has been characterized by slow growth over the past few years due to factors such as low housing sales and construction declines, as well as the international credit crisis that began in 2007-2008. Spain is also dependent on trading with key trading partners in Europe. Any reduction in this trading may have an adverse impact on the Fund’s investments.

Risks related to investing in Portugal. The Fund’s investments in Portuguese issuers may subject the Fund to legal, regulatory, political, currency and economic risk specific to Portugal. Portugal’s economy is heavily dependent on the services sector. Decreasing demand for Portuguese products and services or changes in governmental regulations on trade may have a significantly adverse effect on Portugal’s economy. Portugal has experienced excessive debt levels and serious problems with its public finance, and its long-term credit assessment is not favorable.

Risks related to investing in Italy. The Fund’s investments in Italian issuers may subject the Fund to legal, regulatory, political, currency and economic risk specific to Italy. Among other things, Italy’s economy has been characterized by slow growth over the past few decades due to factors such as a high tax rate, rigid labor market and a generous pension system. In recent years, the Italian government experienced significant budget deficits and a high amount of public debt, causing credit agencies to lower Italy’s sovereign debt rating.

Government debt risk. Italy, Portugal and Spain currently have high levels of debt and public spending, which may stifle economic growth, contribute to prolonged periods of recession or lower sovereign debt ratings and adversely impact investments in the Fund.

Financial services sector risk. The Fund invests a significant portion of its assets in securities of issuers in the financial services sector in order to track the Underlying Index’s allocation to that sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and ensuing financial crisis in 2008 resulted, and may continue to result, in an unusually high degree of volatility in the financial markets.

Utilities sector risk. The Fund invests a significant portion of its assets in securities of issuers in the utilities sector in order to track the Underlying Index’s allocation to that sector. The utilities sector is subject to significant government regulation and oversight. Companies in the utilities sector may be adversely affected due to increases in fuel and operating costs, rising costs of financing capital

Prospectus October 2, 2017	9	Xtrackers MSCI Southern Europe Hedged Equity ETF

construction and the cost of complying with regulations, among other factors.

Small and medium company risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Forward currency contract risk. The Fund enters into forward currency contracts to attempt to minimize the impact of changes in the value of the euro against the U.S. dollar. These contracts may not be successful. To the extent the Fund’s forward currency contracts are not successful, the U.S. dollar value of your investment in the Fund may go down. Furthermore, because no changes in the currency weights in the Underlying Index are made during the month to account for changes in the Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of the euro against the U.S. dollar during the month may affect the value of the Fund’s investment. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the Fund may also go up or down quickly and unpredictably and investors may lose money. NDFs may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the Fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.

Counterparty risk. A financial institution or other counterparty with whom the Fund enters into a forward currency contract or otherwise does business, or that underwrites, distributes or guarantees any other investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund.

Indexing risk. While the exposure of the Underlying Index to its component securities is by definition 100%, the Fund’s effective exposure to Underlying Index securities may vary over time. Because the Fund, as an index fund, is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

Tracking error risk. The performance of the Fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs (including the costs of entering into currency forward contracts on a frequent basis), cash flows and operational inefficiencies. The Fund’s return also may diverge from the return of the Underlying Index because the Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of Underlying Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Underlying Index.

Market price risk. Fund shares are listed for trading on Bats BZX Exchange, Inc. (“Bats”) and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand

Prospectus October 2, 2017	10	Xtrackers MSCI Southern Europe Hedged Equity ETF

for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. DBX Advisors LLC (the “Adviser”) cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. However, the Fund may have a limited number of financial institutions that may act as APs or market makers. Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described below under “Purchase and Sale of Fund Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other APs is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in Fund shares. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the Fund may be traded in markets that close at a different time than Bats. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when Bats is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the Fund.

Geographic concentration risk. To the extent the Underlying Index and the Fund are significantly comprised of securities of issuers from a single country, the Fund would be more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of securities of issuers from Spain (57.8%) and Italy (34.7%).

Operational risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Non-diversification risk. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

PERFORMANCE INFORMATION

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of the Underlying Index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.Xtrackers.com.

CALENDAR YEAR TOTAL RETURN as of 12/31

The Fund’s year-to-date return was 12.17% as of June 30, 2017.

During the periods shown in the above chart, the Fund’s highest and lowest calendar quarter returns were 12.29% and (11.06)%, respectively, for the quarters ended December 31, 2016 and March 31, 2016.

Prospectus October 2, 2017	11	Xtrackers MSCI Southern Europe Hedged Equity ETF

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2016

	1 Year	Since Inception August 19, 2015
Returns before taxes	(0.78)%	(8.65)%
Returns after taxes on distributions	(1.66)%	(9.50)%
Returns after taxes on distributions and sale of Fund shares	0.28%	(6.61)%
MSCI Southern Europe US Dollar Hedged Index	(0.30)%	(8.28)%
MSCI Southern Europe Index	(4.87)%	(12.28)%

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the Fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.

MANAGEMENT

Investment Adviser

DBX Advisors LLC

Portfolio Managers

Bryan Richards, Patrick Dwyer, Navid Sohrabi, Shlomo Bassous and Charlotte Cipolletti are portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund. Each portfolio manager functions as a member of a portfolio management team. Messrs. Richards, Dwyer and Sohrabi and Ms. Cipolletti have been portfolio managers of the Fund since 2016. Mr. Bassous has been a portfolio manager of the Fund since October 2017.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold through a brokerage firm. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with the Fund’s distributor.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax-deferred investment plans, however, may be taxable to you.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES, UNDERLYING INDEXES AND RISKS

Additional Information About the Funds’ Investment Strategies

Xtrackers MSCI Italy Hedged Equity ETF and Xtrackers MSCI Southern Europe Hedged Equity ETF will each normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers located in the markets specified in the applicable Fund’s name and in instruments designed to hedge the Fund’s exposure to non-U.S. currencies.

In addition, each Fund will invest at least 80% of its total assets (but typically far more) in instruments that comprise its Underlying Index. Each Fund may also invest in depositary receipts in respect of equity securities that comprise its Underlying Index to seek performance that corresponds to the Fund’s respective Underlying Index. Investments in such depositary receipts will count towards each Fund’s 80% investment policy discussed above with respect to instruments that comprise the Underlying Index.

Each Fund may invest its remaining assets in other securities, including securities not in the Underlying Index, cash and cash equivalents, money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Adviser or its affiliates (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in futures contracts, options on futures contracts and other types of options and swaps related to its Underlying Index. Each Fund expects to use futures contracts to a limited extent in seeking performance that corresponds to the Underlying Index. The Funds will not invest in money market instruments or other short-term investments as part of a temporary defensive strategy to protect against potential stock market declines.

Each of the policies described herein, including the investment objective and 80% investment policies of each Fund, constitutes a non-fundamental policy that may be changed by the Board of the Trust without shareholder approval. Each Fund’s 80% investment policies require 60 days’ prior written notice to shareholders before they can be changed. Certain fundamental policies of the Funds are set forth in the SAI.

Borrowing Money. Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost a Fund interest expense and other fees, which may reduce a Fund’s return. Each Fund is required to maintain continuous asset coverage with respect to its borrowings and may be required to sell some of its holdings to reduce debt and restore coverage at times when it is not advantageous to do so. There is no assurance that a borrowing strategy will be successful. Upon the expiration of the term of a Fund’s existing credit arrangement, the lender may not be willing to extend further credit to the Fund or may only be willing to do so at an increased cost to the Fund. If a Fund is not able to extend its credit arrangement, it may be required to liquidate holdings to repay amounts borrowed from the lender. In addition, if a Fund’s assets increase, there is no assurance that the lender will be willing to make additional loans to the Fund in order to allow it to borrow the amounts desired by the Fund to facilitate redemptions.

Securities Lending. Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, a Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. A Fund may lend its portfolio securities in an amount up to 33 1/3 % of its total assets.

Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails

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to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events, and securities lending in general, could trigger adverse tax consequences for a Fund and its investors. For example, if a Fund loans its securities, the Fund and its investors may lose the ability to treat certain Fund distributions associated with those securities as qualified dividend income.

Additional Information about each Fund’s Underlying Index

MSCI Indexes

The MSCI Indexes are calculated and maintained by MSCI Inc. (“Index Provider” or “MSCI”). MSCI’s Global Investable Market Indexes (the “MSCI GIMI”) provide exhaustive coverage and non-overlapping market segmentation by market capitalization size and by style. The MSCI GIMI intends to target approximately 99% coverage of the free float-adjusted market capitalization in each market of large-, mid- and small-cap securities.

∎	MSCI Global Standard Indexes cover all investable large- and mid-cap securities by including approximately 85% of each market’s free float-adjusted market capitalization.
∎

MSCI Global Small Cap Indexes provide coverage to all companies with a market capitalization below that of the companies in the MSCI Global Standard Indexes by including above and beyond the coverage of the MSCI Global Standard Indexes.

Under MSCI’s Global Investable Market Index methodology, the small-cap universe consists of securities of those companies not included in the large-cap or mid-cap segments of a particular market, which together comprise approximately 85% of each market’s free float-adjusted market capitalization. The small cap segment covers the 85%-99% range of each market’s free float-adjusted market capitalization.

Defining the Equity Universe. MSCI begins with securities listed in countries in the MSCI Global Index Series. Of these countries, 23 are classified as developed markets and 23 as emerging markets. All listed equity securities and listed securities that exhibit characteristics of equity securities, except mutual funds, exchange-traded funds, equity derivatives, limited partnerships and most investment trusts, are eligible for inclusion in the equity universe. Real estate investment trusts (“REITs”) in some countries and certain income trusts in Canada are also eligible for inclusion. Each company and its securities (i.e., Share classes) are classified in only one country, which allows for a distinctive sorting of each company by its respective country.

MSCI Hedged Indexes

The MSCI Hedged Indexes are currency hedged versions of the MSCI Equity Indexes. The MSCI Hedged Indexes are maintained with an objective of reflecting the evolution of the underlying currency exposures in the MSCI Equity Indexes on a timely basis. In particular, index maintenance involves:

∎	Resetting the weights of the currencies to be sold in the index; and
∎	Rolling the forward contracts over to the next month.

The MSCI Hedged Indexes are rebalanced monthly on the last trading day of the month, when the index will take into account the effect of rolling into new 1-month forward contracts based on the newly determined weights of currency to be sold for the next month’s index calculation. The currency weights are determined as of the close of two business days before the first calendar day of following month and remain constant intra month. This means that no changes in the weights are made during the month to account for changes in the indexes due to price movement of securities, corporate events, additions, deletions or any other changes. The daily calculation of MSCI Hedged Indexes marks to market the one-month forward contracts on a daily basis by using an equal and offsetting forward position.

MSCI 25/50 Indexes

Each of the MSCI 25/50 Indexes is a sub-index of an MSCI Hedged Index. Each Index is a free float-adjusted market capitalization-weighted index with a capping methodology applied to issuer weights so that no single issuer of a component exceeds 25% of the Underlying Index weight, and all issuers with weight above 5% do not exceed 50% of the Underlying Index weight. The MSCI 25/50 Indexes take into account the investment limits required of RICs, pursuant to Subchapter M of the Code. One requirement of a RIC is that at the end of each quarter of its tax year no more than 25% of the value of the RIC’s assets may be invested in a single issuer and the sum of the weights of all issuers representing more than 5% of the fund should not exceed 50% of the fund’s total assets. The MSCI 25/50 Index methodology aims to minimize index turnover, tracking error and extreme deviation from the parent index. The indexes are rebalanced quarterly. Changes resulting from each rebalancing are made as of the close of the last business day of February, May, August and November, coinciding with the quarterly index reviews of their parent indexes.

Further Discussion of Main Risks

Each Fund, unless otherwise indicated, is subject to the main risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part

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of your investment in the Fund, and the Fund could underperform other investments. Risk information is applicable to all Funds unless otherwise noted.

Foreign investment risk. Each Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of a Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. To the extent that a Fund invests in non-U.S. dollar denominated foreign securities, changes in currency exchange rates may affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of a Fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for U.S. investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of U.S. markets. Because foreign exchanges generally are smaller and less liquid than U.S. exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value a Fund’s foreign investments.

Risks related to investing in Italy. Investment in Italian issuers involves risks that are specific to Italy, including, regulatory, political, currency and economic risks. Italy’s economy is dependent upon external trade with other economies, specifically Germany, France and other Western European developed countries. As a result, Italy is dependent on the economies of these other countries and any change in the price or demand for Italy’s exports may have an adverse impact on its economy. Recently, the Italian economy, along with certain other European economies, has experienced significant volatility and adverse trends due to concerns about economic downturn and rising government debt levels. Interest rates on Italy’s debt may rise to levels that make it difficult for it to service high debt levels without significant financial help from the EU and could potentially lead to default. These events have adversely impacted the Italian economy, causing credit agencies to lower Italy’s sovereign debt rating and could decrease outside investment in Italian companies.

Structural risk. Italy is subject to certain structural risks such as inadequate infrastructure, corruption, excessive governmental spending and frequent government turnover, any of which could adversely affect investments in the Fund:

Political and social risk. A significant portion of Italy’s workforce is unionized and certain regions and sectors of Italy have experienced periods of high unemployment as well as labor and social unrest. Italy is also subject to labor and overall countrywide strikes. These issues may affect Italian economic activity. Italy’s strong presence in the lower-end industrial product sectors has eroded through competition with other countries (notably China) due to higher labor costs.

Government spending and economic debt. The government has experienced significant budget deficits and a high amount of public debt causing credit rating agencies to lower Italy’s sovereign debt rating at times. Italy has been warned by the EMU to reduce its public spending and debt and actions by Italy to cut spending or increase taxes in response could have significant adverse effects on the Italian economy. High amounts of debt and public spending may stifle Italian economic growth or cause prolonged periods of recession.

Risks related to investing in Portugal. (Xtrackers MSCI Southern Europe Hedged Equity ETF only) Investment in Portuguese issuers involves risks that are specific to Portugal, including, regulatory, political, currency and economic risks. Portugal is a mixed economy but is heavily dependent on the services sector. Key trading partners are member states of the EU, most notably Germany, Spain, Italy and the United Kingdom. Decreasing demand for Portuguese products and services or changes in governmental regulations on trade may have a significantly adverse effect on Portugal’s economy. Portugal and many of the Western European developed nations are member states of the EU. As a result, these member states are dependent upon one another economically and politically. The recent ratification of the Treaty of Lisbon by EU member states is expected to further heighten the degree of economic and political inter-dependence. This and other political or economic developments could cause market disruptions and affect adversely the values of securities held by the Fund.

Risks related to investing in Spain. (Xtrackers MSCI Southern Europe Hedged Equity ETF only) Investment in Spanish issuers involves risks that are specific to Spain, including, legal, regulatory, political, currency, security and economic risks. The Spanish economy, along with certain

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other EU economies, experienced a significant economic slowdown during the recent financial crisis. As a result, the Spanish government has introduced austerity reforms aimed at reducing its fiscal deficit to sustainable levels, austerity reforms include, among other things, reduction in government employees’ salaries, freezing of pension funds, and suspension of public work projects. Such austerity reforms, while directed at stimulating the Spanish economy in the long term, may have a negative short-term effect on Spain’s financial markets. Due largely to outstanding bad loans to construction companies and real estate developers, Spanish banks have been undergoing a series of mergers to increase liquidity. In addition, the Spanish government is involved in a long-running campaign against terrorism. Acts of terrorism on Spanish soil or against Spanish interests abroad may cause uncertainty in the Spanish financial markets and adversely affect the performance of the issuers to which the Fund has exposure.

Structural risk. Spain is subject to labor, political and economic risks, any of which could adversely affect investments in the Fund:

Political and social risk. Certain regions and sectors of Spain have experienced periods of high unemployment and labor and social unrest. Continuing nationalist and terrorist group activities may adversely impact the Spanish economy.

Heavy governmental controls and regulation. The Spanish government continues to control a large share of Spanish economic activity. Extensive regulation of labor and product markets is pervasive and may stifle Spanish economic growth or cause prolonged periods of recession.

Labor and economic risk. Spain’s export strength has eroded due to its relatively high labor costs. In addition, Spain continues to face high levels of unemployment, inflation and low productivity compared to other European countries.

European economic risk. The Economic and Monetary Union of the European Union (the “EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and on major trading partners outside Europe. The European financial markets have recently experienced volatility and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on or restructuring of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in countries other than those listed in the previous sentence). These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. In a referendum held on June 23, 2016, citizens of the United Kingdom voted to leave the EU, creating economic and political uncertainty in its wake. Consequently, the United Kingdom government may, pursuant to the Treaty of Lisbon (the “Treaty”), give notice of its withdrawal and enter into negotiations with the EU Council to agree to terms for the United Kingdom’s withdrawal from the EU. The Treaty provides for a two-year negotiation period, which may be shortened or extended by agreement of the parties. During, and possibly after, this period there is likely to be considerable uncertainty as to the position of the United Kingdom and the arrangements that will apply to its relationships with the EU and other countries following its anticipated withdrawal. This uncertainty may affect other countries in the EU, or elsewhere, if they are considered to be impacted by these events.

With respect to member states of the EU, as a consequence of the referendum, decreasing imports or exports, changes in governmental or EU regulations on trade and changes in the exchange rate of the euro may have a significant adverse effect on the economies of EU countries. The European financial markets have recently experienced additional volatility in the wake of the referendum. These events may adversely affect the exchange rate of the euro and may continue to significantly affect other countries in Europe, including EU member countries that do not use the euro and non-EU member countries. The United Kingdom’s departure from the EU

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may lead the currency markets to question the strength of the Eurozone as an organization, which could also negatively impact the euro.

The impact of the referendum in the near- and long-term is still unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Depositary receipt risk. Each Fund may invest in depositary receipts, including ADRs. ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Foreign Investments in ADRs and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which a Fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Forward currency contract risk. Each Fund invests in forward currency contracts to attempt to minimize the impact of changes in the value of the non-U.S. currencies included in its Underlying Index against the U.S. dollar. These contracts may not be successful. To the extent a Fund’s forward currency contracts are not successful in hedging against such changes, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. This is true even if the local currency value of securities in a Fund’s holdings goes up. In order to minimize transaction costs or for other reasons, a Fund’s exposure to the currencies included in the Underlying Index may not be fully hedged at all times. For example, a Fund may not hedge against exposure to currencies that represent a relatively smaller portion of the Underlying Index. Furthermore, because no changes in the currency weights in each Fund’s Underlying Index are made during the month to account for changes in each Fund’s Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of the non-U.S. currencies included in a Fund’s Underlying Index against the U.S. dollar during the month may affect the value of the Fund’s investment. Non-deliverable forward (“NDF”) contracts may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the Fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.

A forward currency contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Settlement of a forward currency contract for the purchase of most currencies typically must occur at a bank based in the issuing nation. By entering into a forward currency contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the extent that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund’s volatility and may involve a significant amount of risk relative to the investment of cash.

Counterparty risk. The foreign currency markets in which each Fund effects its transactions are over-the-counter or “interdealer” markets. The counterparty to an over-the-counter spot contract is generally a single bank or other financial institution rather than a clearing organization backed by a group of financial institutions. Participants in over-the-counter markets are typically not subject to the same credit evaluation and regulatory oversight as members of “exchange-based” markets. Because the Funds execute over-the-counter transactions, each Fund constantly takes credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions which generally are characterized by clearing organization guaranties, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these

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protections and each Fund is subject to the risk that a counterparty will not settle a transaction in accordance with agreed terms and conditions.

Further, if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, a Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. A Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In addition, a Fund may enter into agreements with a limited number of counterparties which may increase that Fund’s exposure to counterparty credit risk.

A contract’s terms may provide for collateral to cover the variation margin exposure arising under the contract only if a minimum transfer amount is triggered, a Fund may have an uncollateralized risk exposure to a counterparty.

The use of spot foreign exchange contracts may also expose a Fund to legal risk, which is the risk of loss due to the unexpected application of a law or regulation, or because contracts are not legally enforceable.

Indexing risk. While the exposure of each Underlying Index to its component securities is by definition 100%, a Fund’s effective exposure to Underlying Index securities may vary over time. Because each Fund, as an index fund, is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

Tracking error risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to its Underlying Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. Transaction costs, including brokerage costs, will decrease a Fund’s NAV to the extent not offset by the transaction fee payable by an AP. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track its Underling Index. There is no assurance that the Index Provider or any agents that may act on its behalf will compile the Fund’s Underlying Index accurately, or that each Underlying Index will be determined, composed or calculated accurately. Errors in respect of the quality, accuracy and completeness of the data used to compile an Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Therefore, gains, losses or costs associated with errors of the Index Provider or its agents will generally be borne by the applicable Fund and its shareholders. For example, during a period where a Fund’s Underlying Index contains incorrect constituents, each Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Such errors may negatively or positively impact the Funds and their shareholders. Any gains due to the Index Provider’s or others’ errors will be kept by the Funds and their shareholders and any losses resulting from the Index Provider’s or others’ errors will be borne by the applicable Fund and its shareholders. Imperfect correlation between a Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not. Because each Fund utilizes a representative sampling indexing strategy, the Fund may experience higher tracking error than it would if it held all the securities of its Underlying Index with the same weightings as the Underlying Index. In addition, a Fund may not be able to invest in certain securities and other instruments included in its Underlying Index, or invest in them in the exact proportions they represent of its Underlying Index, due to legal restrictions or limitations (imposed by the governments of certain countries), or a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). Moreover, a Fund may be delayed in purchasing or selling securities and other instruments included in its Underlying Index. For tax efficiency purposes, a Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of its Underlying Index.

Each Fund may fair value certain of its securities (including foreign securities and/or underlying currencies it holds) except those securities primarily traded on exchanges that close at the same time the Fund calculates its NAV. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security or other asset is materially different from the value that could be realized upon the sale of such security or asset. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s Underlying Index. To the extent each Fund calculates its NAV based on fair value prices and the value of its Underlying Index is based on

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securities’ closing prices on local foreign markets (i.e., the value of its Underlying Index is not based on fair value prices), or if a Fund otherwise calculates its NAV based on prices that differ from those used in calculating its Underlying Index, the Fund’s ability to track its Underlying Index may be adversely affected. The need to comply with the tax diversification and other requirements of the Internal Revenue Code may also impact a Fund’s ability to replicate the performance of its Underlying Index. In addition, if a Fund utilizes depositary receipts and other derivative instruments that are not included in its Underlying Index, its return may not correlate as well with the returns of its Underlying Index as would be the case if the Fund purchased all the securities in its Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error. In light of the factors discussed above, a Fund’s return may deviate significantly from the return of its Underlying Index.

Cash redemption risk. Because each Fund invests a portion of its assets in forward currency contracts, such Fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. Each Fund may be required to unwind such contracts or sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize a capital gain that it might not have incurred if it had made a redemption in-kind. As a result a Fund may pay out higher annual capital gains distributions than if the in-kind redemption process was used. Only certain institutional investors known as Authorized Participants who have entered into an agreement with the Fund’s distributor may redeem shares from the Fund directly; all other investors buy and sell shares at market prices on an exchange.

Market price risk. Fund shares are listed for trading on Bats and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. Differences between secondary market prices and the value of a Fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the Fund at a particular time. The Adviser cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of a Fund’s holdings vary significantly and you may pay more than the value of the

Fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the Fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of a Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of a Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, a Fund may have a limited number of financial institutions that may act as APs or market makers. Only APs who have entered into agreements with a Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described below under “Creations and Redemptions”). If those APs exit the business or are unable to process creation and/or redemption orders (including in situations where APs have limited or diminished access to capital required to post collateral), and no other AP is able to step forward to create and redeem in either of these cases, a Fund’s shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in Fund shares. The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to a Fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the Funds and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund. In addition, the securities held by a Fund may be traded in markets that close at a different time than Bats. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when Bats is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in a Fund’s NAV. The bid-ask spread varies over time for shares of a Fund based on the Fund’s trading volume and market liquidity, and is generally lower

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if the Fund has substantial trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). A Fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. A Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with a Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on Bats and may, therefore, have a material effect on the market price of the Fund’s shares.

Valuation risk. Because non-U.S. exchanges may be open on days when the Funds do not price their shares, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Operational risk. A Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The Funds seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Non-diversification risk. Each Fund is “non-diversified” and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, a Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

Energy sector risk. (Xtrackers MSCI Italy Hedged Equity ETF only) The energy sector of an economy is cyclical and highly dependent on energy prices. The market value of companies in the energy sector is strongly affected by the levels and volatility of global energy prices, energy supply and demand, capital expenditures on exploration and production of energy sources, energy conservation efforts, exchange rates, interest rates, economic conditions, tax treatment, increased competition and technological advances, among other factors. Companies in this sector may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of revenues of these companies depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this sector. Energy companies may also operate in, or engage in transactions involving countries with, less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Any such event could have serious consequences for the general population of the area affected and could have an adverse impact on the Fund’s portfolio and the performance of the Fund. Energy companies can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, government subsidization, world events and general economic conditions.

Financial services sector risk. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and ensuing financial crisis in 2008 resulted, and may continue to result, in an unusually high degree of volatility in the financial markets.

Utilities sector risk. Deregulation is subjecting utility companies to greater competition and may adversely affect their profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. Companies in the utilities industry may have difficulty obtaining an

Prospectus October 2, 2017	20	Fund Details

adequate return on invested capital, raising capital, or financing large construction programs during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technological innovations; and be subject to increased costs because of the scarcity of certain fuels or the effects of man-made or natural disasters. Existing and future regulations or legislation may make it difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. There is no assurance that regulatory authorities will, in the future, grant rate increases, or that such increases will be adequate to permit the payment of coupon payments on bonds issued by such company. The deregulation of certain utility companies may eliminate restrictions on profits, but may also subject these companies to greater risks of loss. Energy conservation and changes in climate policy may also have a significant adverse impact on the revenues and expenses of utility companies.

Additional Risks of Investing in the Funds

Absence of Active Market. Although shares of each Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Trading risks. Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. If a trading halt or unanticipated early closing of a stock exchange occurs, a shareholder may be unable to purchase or sell shares of a Fund. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged or that shares will trade with any volume, or at all, in any secondary market. As with all other exchange traded securities, shares may be sold short and may experience increased volatility and price decreases associated with such trading activity.

Risks Relating to Calculation of Net Asset Value. The Funds rely on various sources to calculate their NAVs. Therefore, each Fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Funds may be unable to recover any losses associated with such failures.

Costs of Buying or Selling Fund shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of a Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” — that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Derivatives Risk. Derivatives are financial instruments, such as futures and swaps, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and a Fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of a Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for a Fund’s derivative positions at any time.

Futures. A futures contract is a standardized exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market

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behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed a Fund’s initial investment in such contracts.

Assets Under Management (AUM) Risk. From time to time a third party, the Adviser and/or its affiliates may invest in a Fund and hold its investment for a specific period of time in order for the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels.

PORTFOLIO HOLDINGS INFORMATION

A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI. The top holdings of a Fund can be found at www.Xtrackers.com. Fund fact sheets provide information regarding a Fund’s top holdings and may be requested by calling 1-855-329-3837 (1-855-DBX-ETFS).

MANAGEMENT

Investment Adviser. DBX Advisors LLC (“DBXA” or the “Adviser”), with headquarters at 345 Park Avenue, New York, New York 10154, is the investment adviser for each Fund. Under the oversight of the Board, the Adviser (or a sub-adviser, if any, under the oversight of the Adviser) makes the investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions.

Founded in 2010, the Adviser, an indirect, wholly owned subsidiary of Deutsche Bank AG, managed approximately $14.3 billion in 35 operational exchange-traded funds, as of June 30, 2017. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. Deutsche Asset Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Adviser. Deutsche Asset Management is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Adviser may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the U.S. In some cases, the Adviser may also utilize its branch offices or affiliates located in the U.S. or outside the U.S. to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the U.S., such activity may be subject to both U.S. and foreign regulation. It is possible that the jurisdiction in which the Adviser or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those in the U.S.

Management Fee

For its services to the Funds during the most recent fiscal year, the Adviser received aggregate unitary management fees at the following annual rates as a percentage of each Fund’s average daily net assets:

Fund	Fee as a % of average daily net assets
Xtrackers MSCI Italy Hedged Equity ETF	0.45%
Xtrackers MSCI Southern Europe Hedged Equity ETF	0.45%

Pursuant to the investment advisory agreement between the Adviser and the Trust (entered into on behalf of the Funds) (the “Investment Advisory Agreement”), the Adviser is responsible for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Trustees, legal, audit and other services except for the fee payments under the Investment Advisory Agreement, interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses.

A discussion regarding the basis for the Board’s approving each Fund’s management agreement with DBXA is available in the Funds’ annual report for the period ended May 31, 2017.

Manager of Managers Structure

The Adviser and the Trust may rely on an exemptive order (the “Order”) from the SEC that permits the Adviser to enter into investment sub-advisory agreements with sub-advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board, selects sub-advisers for each Fund and supervises, monitors and evaluates the performance of each sub-adviser.

The Order also permits the Adviser, subject to the approval of the Board, to replace sub-advisers and amend investment sub-advisory agreements, including fees, without shareholder approval whenever the Adviser and the Board believe such action will benefit a Fund and its shareholders. The Adviser thus has the ultimate

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responsibility (subject to the ultimate oversight of the Board) to recommend the hiring and replacement of sub-advisers as well as the discretion to terminate any sub-adviser and reallocate a Fund’s assets for management among any other sub-adviser(s) and itself. This means that the Adviser is able to reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. Pursuant to the Order, the Adviser is not required to disclose its contractual fee arrangements with any sub-adviser. The Adviser compensates each sub-adviser out of its management fee.

Portfolio Managers

Mr. Richards is a Director with Deutsche Asset Management and has served as a Portfolio Manager in the Passive Asset Management business since 2011. Prior to his current role, Mr. Richards served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund, and at XShares Advisors, on behalf of an ETF issuer based in New York. At Deutsche Bank, Mr. Richards served as the primary portfolio manager for the PowerShares DB Commodity ETFs until their sale in 2015. He is currently responsible for the DBXA-managed ETFs as well as oversight of DBXA-sub-advised funds. Mr. Richards earned a BS in Finance from Boston College and is a CFA Charterholder.

Mr. Dwyer is a Director with Deutsche Asset Management and has served as a Portfolio Manager in the Passive Asset Management business since 2016. Prior to his current role, Mr. Dwyer was the head of Northern Trust’s International Equity Index ETF and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Mr. Dwyer has a broad range of experience managing developed, emerging, and frontier index mandates, and currency and future overlay portfolios. Prior to joining Northern Trust in 2003, Mr. Dwyer participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups. Mr. Dwyer received a BS in Finance from Rutgers University in 2001.

Mr. Sohrabi is a Vice President with Deutsche Asset Management and has served as a Portfolio Manager and quantitative multi-asset strategist in the Passive Asset Management business since 2015. Prior to joining Deutsche Bank, Mr. Sohrabi served as a derivatives trader for several institutional asset managers and commodity trading advisors where he developed and managed systematic risk and trading strategies in equities, options, fx and futures. Mr. Sohrabi earned a BA in neurobiology from the University of California, Berkley, and a Masters of Financial Engineering from the Anderson School of Management at the University of California, Los Angeles and is a CFA charterholder.

Mr. Bassous is a Vice President with Deutsche Asset Management and has served as a Portfolio Manager in the Passive Asset Management business since 2017. Prior to joining Deutsche Bank, Mr. Bassous served as Portfolio Manager at Northern Trust Asset Management where he managed equity portfolios across a variety of global benchmarks. While at Northern Trust, he spent several years in Chicago, London and Hong Kong where he managed portfolios on behalf of institutional clients in North America, Europe, the Middle East and Asia. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management. Mr. Bassous received a BS in Finance from Yeshiva University in 2004.

Ms. Cipolletti is an Analyst with Deutsche Asset Management. She joined Deutsche Bank through Deutsche Bank’s graduate program and has served as a Junior Portfolio Manager in the Passive Asset Management business since 2015. Prior to joining Deutsche Bank, she served internships at Deutsche Asset Management, Deutsche Wealth Management, Private Banking and National Financial Partners. Ms. Cipolletti earned a BA in sustainable development with a focus in economics from Columbia University.

The Funds’ SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares of the Funds.

SHAREHOLDER INFORMATION

Additional shareholder information, including how to buy and sell shares of the Funds, is available free of charge by calling toll-free: 1-855-329-3837 (1-855-DBX-ETFS) or visiting our website at www.Xtrackers.com.

Buying and Selling Shares

Shares of the Funds will be listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day at market prices like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of a Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of a Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the

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“spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of a Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity.

The Funds’ shares trade on Bats under the following ticker symbols:

Fund	Ticker Symbol
Xtrackers MSCI Italy Hedged Equity ETF	DBIT
Xtrackers MSCI Southern Europe Hedged Equity ETF	DBSE

Shares of a Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the section of this Prospectus entitled “Creations and Redemptions.” Only an AP may engage in creation or redemption transactions directly with a Fund. Once created, shares of a Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has evaluated the risks of market timing activities by the Funds’ shareholders. The Board noted that a Fund’s shares can only be purchased and redeemed directly from the Fund in Creation Units by APs and that the vast majority of trading in the Funds’ shares occurs on the secondary market. Because the secondary market trades do not involve a Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Funds’ trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Funds, to the extent effected in-kind (i.e., for securities), such trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that such trades could result in dilution to a Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the Funds’ shares trade at or close to NAV. In addition, each Fund imposes both fixed and variable transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by a Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a Fund’s trading costs increase in those circumstances. Given this structure, the Board determined that with respect to each Fund it is not necessary to adopt policies and procedures to detect and deter market timing of the Funds’ shares.

The national securities exchange on which a Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in a Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry

Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of a Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Funds. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices

The trading prices of a Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of a Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the

Prospectus October 2, 2017	24	Fund Details

precise composition of the current portfolio of securities held by a Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S., as is the case for the Funds. The Funds are not involved in, or responsible for, the calculation or dissemination of the IOPV and make no representation or warranty as to its accuracy.

Determination of Net Asset Value

The NAV of each Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers (as detailed below) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and dividing the result by the number of shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Equity investments are valued at market value, which is generally determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Debt securities’ values are based on price quotations or other equivalent indications of value provided by a third-party pricing service. Any such third-party pricing service may use a variety of methodologies to value some or all of a Fund’s debt securities to determine the market price. For example, the prices of securities with characteristics similar to those held by a Fund may be used to assist with the pricing process. In addition, the pricing service may use proprietary pricing models. In certain cases, some of a Fund’s debt securities may be valued at the mean between the last available bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Short-

term securities for which market quotations are not readily available are valued at amortized cost, which approximates market value. Money market securities maturing in 60 days or less will be valued at amortized cost. The approximate value of shares of the applicable Fund, an amount representing on a per share basis the sum of the current value of the deposit securities based on their then current market price and the estimated cash component will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. As the respective international local markets close, the market value of the deposit securities will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15 second intervals. The value of each Underlying Index will not be calculated and disseminated intra-day. The value and return of each Underlying Index is calculated once each trading day by the Index Provider based on prices received from the respective international local markets.

If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Adviser believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures approved by the Board. Each Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in a Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Underlying Index. This may adversely affect a Fund’s ability to track its Underlying Index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.

Householding

Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses

Prospectus October 2, 2017	25	Fund Details

and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

DIVIDENDS AND DISTRIBUTIONS

General policies. Dividends from net investment income, if any, are generally declared and paid semi-annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Funds. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a RIC or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Funds are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend reinvestment service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of a Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Funds purchased in the secondary market.

Taxes

As with any investment, you should consider how your investment in shares of a Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when a Fund makes distributions or you sell Fund shares.

Taxes on Distributions

Distributions from a Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by a Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held such Fund’s shares. Distributions by a Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

Dividends are eligible to be qualified dividend income to you, if you meet certain holding period requirements discussed below, if they are attributable to qualified dividend income received by a Fund. Generally, qualified dividend income includes dividend income from taxable U.S. corporations and qualified non-U.S. corporations, provided that a Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified non-U.S. corporation means any non-U.S. corporation that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company.

Dividends received by a Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by a Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

For a dividend to be treated as qualified dividend income, the dividend must be received with respect to a share of stock held without being hedged by a Fund, and to a share of the Fund held without being hedged by you, for 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date.

In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If a Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be re-characterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the

Prospectus October 2, 2017	26	Fund Details

shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, a Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of a Fund.

Dividends and interest received by a Fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the total assets of a Fund at the close of a year consist of non-U.S. stocks or securities, the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as additional gross income your share of such non-U.S. taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding (currently at a rate of 28%) will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes when Shares are Sold

Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

CREATIONS AND REDEMPTIONS

Creations and Redemptions

Prior to trading in the secondary market, shares of the Funds are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof (“Creation Units”). The size of a Creation Unit will be subject to change. Each “creator” or “AP” enters into an authorized participant agreement (“Authorized Participant Agreement”) with the Funds’ distributor, ALPS Distributors, Inc. (the “Distributor”), subject to acceptance by the Funds’ Transfer Agent. Only an AP may create or redeem Creation Units. Creation Units generally are issued and redeemed in exchange for a specific basket of securities approximating the holdings of a Fund and a designated amount of cash. Because each Fund invests a portion of its assets in forward currency contracts, each Fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the Authorized Participant Agreement.

Orders for creations and redemptions must be made by an AP that is a DTC participant and must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Each Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Prospectus October 2, 2017	27	Fund Details

Authorized Participants and the Continuous Offering of Shares

Because new shares may be created and issued on an ongoing basis, at any point during the life of a Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. APs are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to a maximum of 2%, including the standard redemption fee) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fee for each of the Funds is set forth in the table below. The maximum redemption fee, as a percentage of the amount redeemed, is 2%.

Fund	Fee
Xtrackers MSCI Italy Hedged Equity ETF	$500
Xtrackers MSCI Southern Europe Hedged Equity ETF	$500

DISTRIBUTION

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Funds. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

The Adviser and/or its affiliates may pay additional compensation, out of their own assets and not as an additional charge to the Fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial advisers”) in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares (“revenue sharing”). For example, the Adviser and/or its affiliates may compensate financial advisers for providing the Fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the Fund on preferred or recommended sales lists, fund “supermarket” platforms and other formal sales programs; granting the Adviser and/or its affiliates access to the financial adviser’s sales force; granting the Adviser and/or its affiliates access to the financial adviser’s conferences and meetings; assistance in training and educating the financial adviser’s personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisers may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial adviser, the particular Fund or Fund type or other measures as agreed to by the Adviser and/or its affiliates and the financial advisers or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Adviser and/or its affiliates from time to time, may be substantial, and may be different for different financial advisers based on, for example, the nature of the services provided by the financial adviser.

Receipt of, or the prospect of receiving, additional compensation may influence your financial adviser’s recommendation of the Fund. You should review your financial adviser’s compensation disclosure and/or talk to your financial adviser to obtain more information on how this compensation may have influenced your financial adviser’s recommendation of the Fund. Additional information regarding these revenue sharing payments is included in the Fund’s Statement of Additional Information, which is available to you on request at no charge (see the back cover of this Prospectus for more information on how to request a copy of the Statement of Additional Information).

It is possible that broker-dealers that execute portfolio transactions for the Fund will include firms that also sell shares of the Fund to their customers. However, the Adviser will not consider the sale of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. Accordingly, the Adviser has implemented policies and procedures reasonably designed to prevent its traders from considering sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. In addition, the Adviser and/or its affiliates will not use Fund brokerage to pay for their obligation to provide additional compensation to financial advisers as described above.

Prospectus October 2, 2017	28	Fund Details

FUND SERVICE PROVIDERS

The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286 (“BNYM”), is the administrator, custodian and fund accounting and transfer agent for each Fund.

Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, serves as legal counsel to the Funds.

Ernst & Young LLP, 5 Times Square, New York, New York 10036, serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

INDEX PROVIDERS

MSCI, Inc. (“MSCI”) is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Trust, the Adviser, BNYM, the Distributor or any of their respective affiliates.

The Adviser has entered into a license agreement with each Index Provider to use each Underlying Index. The Adviser sublicenses rights in each Underlying Index to the Trust at no charge.

DISCLAIMERS

THE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI OR ANY AFFILIATE OF MSCI. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF EACH UNDERLYING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. MSCI IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES OF MSCI AND OF THE UNDERLYING INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE TRUST, THE ADVISER OR THE FUND. MSCI HAS NO OBLIGATION TO TAKE THE NEEDS OF THE ADVISER OR THE OWNERS OF THE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEXES. MSCI IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUNDS ARE REDEEMABLE FOR CASH. NEITHER MSCI NOR ANY OTHER PARTY HAS ANY OBLIGATION OR LIABILITY TO OWNERS OF THE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUNDS.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED HEREUNDER OR FOR ANY OTHER USE.

NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NO PURCHASER, SELLER OR HOLDER OF THIS SECURITY, PRODUCT OR FUND, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MSCI TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THIS SECURITY WITHOUT FIRST CONTACTING MSCI TO DETERMINE WHETHER MSCI’S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCE MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MSCI WITHOUT THE PRIOR WRITTEN PERMISSION OF MSCI.

Shares of the Funds are not sponsored, endorsed or promoted by Bats. Bats makes no representation or warranty, express or implied, to the owners of the shares of the Funds or any member of the public regarding the ability of the Funds to track the total return performance of the Underlying Indexes or the ability of the Underlying Indexes to track stock market performance. Bats is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Indexes, nor in the determination of the timing of, prices of, or quantities of shares of the Funds to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. Bats has no obligation or liability to owners of the shares of the Funds in connection with the administration, marketing or trading of the shares of the Funds.

Prospectus October 2, 2017	29	Fund Details

Bats does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein. Bats makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Funds as licensee, licensee’s customers and counterparties, owners of the shares of the Funds, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. Bats makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Bats have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Adviser does not guarantee the accuracy or the completeness of the Underlying Indexes or any data included therein and the Adviser shall have no liability for any errors, omissions or interruptions therein.

The Adviser makes no warranty, express or implied, to the owners of shares of the Funds or to any other person or entity, as to results to be obtained by the Funds from the use of the Underlying Indexes or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often shares of each Fund traded on Bats at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past calendar year can be found at www.Xtrackers.com.

Prospectus October 2, 2017	30	Fund Details

The financial highlights table is intended to help you understand each Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund Share. The total returns in the table represent the rate than an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information has been derived from the Funds’ financial statements which have been audited by Ernst & Young LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report as of May 31, 2017 and for the fiscal period then ended, which is available upon request.

Xtrackers MSCI Italy Hedged Equity ETF

	Year Ended	Period Ended
	5/31/2017	5/31/2016[a]

Selected Per Share Data
Net asset value, beginning of period	$19.49	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	0.76	0.46
Net realized and unrealized gain (loss)	2.95	(5.75)
Total from investment operations	3.71	(5.29)
Less distributions from:
Net investment income	(0.72)	(0.22)
Total distributions	(0.72)	(0.22)
Net asset value, end of period	$22.48	$19.49
Total Return (%)	19.70	(21.29	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2
Ratio of expenses (%)	0.45	0.45	*
Ratio of net investment income (loss) (%)	3.89	2.76	*
Portfolio turnover rate (%)[c]	30	29	**

[a]	For the period August 19, 2015 (commencement of operations) through May 31, 2016.
[b]	Based on average shares outstanding during the period.
[c]	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*	Annualized.
**	Not Annualized.

Prospectus October 2, 2017	31	Financial Highlights

Xtrackers MSCI Southern Europe Hedged Equity ETF

	Year Ended	Period Ended
	5/31/2017	5/31/2016[a]

Selected Per Share Data
Net asset value, beginning of period	$20.25	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	0.74	0.53
Net realized and unrealized gain (loss)	3.74	(4.99)
Total from investment operations	4.48	(4.46)
Less distributions from:
Net investment income	(0.79)	(0.29)
Total distributions	(0.79)	(0.29)
Net asset value, end of period	$23.94	$20.25
Total Return (%)	23.01	(17.94	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2
Ratio of expenses (%)	0.45	0.45	*
Ratio of net investment income (loss) (%)	3.62	3.18	*
Portfolio turnover rate (%)[c]	20	20	**

[a]	For the period August 19, 2015 (commencement of operations) through May 31, 2016.
[b]	Based on average shares outstanding during the period.
[c]	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*	Annualized.
**	Not Annualized.

Prospectus October 2, 2017	32	Financial Highlights

FOR MORE INFORMATION:

WWW.XTRACKERS.COM

1-855-329-3837 (1-855-DBX-ETFS)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.Xtrackers.com. For more information about the Funds, you may request a copy of the SAI. The SAI provides detailed information about the Funds and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

If you have any questions about the Trust or shares of the Funds or you wish to obtain the SAI or shareholder report free of charge, please:

Call:	1-855-329-3837 or 1-855-DBX-ETFS (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
E-mail:dbxquestions@list.db.com
Write:	DBX ETF Trust c/o ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Funds and their shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-22487

Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF
Bats BZX Exchange, Inc.: HYIH

Xtrackers Investment Grade Bond – Interest Rate Hedged ETF
Bats BZX Exchange, Inc.: IGIH

Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF
Bats BZX Exchange, Inc.: EMIH

Xtrackers Municipal Infrastructure Revenue Bond ETF
NYSE Arca, Inc.: RVNU

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.

i

INVESTMENT OBJECTIVE

Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive High Yield Corporate Bond – Interest Rate Hedged Index (the “Underlying Index”).

FEES AND EXPENSES

These are the fees and expenses that you will pay when you buy and hold shares. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee*	0.35
Other Expenses	None
Total Annual Fund Operating Expenses	0.35

*	The management fee information in this table has been restated to reflect the Fund’s current reduced management fee effective October 25, 2016.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example and can affect the Fund’s performance. For the fiscal year ended May  31, 2017, the Fund’s portfolio turnover was 33%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is comprised of (a) long positions in U.S. dollar-denominated high yield corporate bonds and (b) short positions in U.S. Treasury notes or bonds (“Treasury Securities”) of, in aggregate, approximate equivalent duration to the high yield bonds. Duration is a measure that estimates the sensitivity of a bond’s price relative to interest rate changes. Duration is often expressed as a period of time, and considers the timing and pattern of interest and principal payments. Generally, a lower duration indicates a lower sensitivity to changes in interest rates, and a higher duration indicates a higher sensitivity to changes in interest rates.

By taking these short positions, the Underlying Index seeks to mitigate the potential negative impact of rising Treasury interest rates (“interest rates”) on the performance of high yield bonds (conversely limiting the potential positive impact of falling interest rates). The short positions are not intended to mitigate other factors influencing the price of high yield bonds, such as credit risk, which may have a greater impact than rising or falling interest rates.

The long high yield bond positions included in the Underlying Index are designed to represent a more liquid selection of bonds than the universe of high-yield bonds in the United States not included in the Underlying Index. Currently, the bonds eligible for inclusion in the Underlying Index include U.S. dollar-denominated high yield corporate bonds that: (i) are issued by companies domiciled in countries classified as developed markets by the index provider; (ii) rated as sub-investment-grade by at least one

Prospectus October 2, 2017	1	Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF

of these two rating agencies: Moody’s Investors Services (“Moody’s”) and Standard & Poor’s Ratings Services, when available; (iii) are from issuers with at least $1 billion outstanding face value; (iv) have at least $400 million of outstanding face value; (v) have an original maturity date at most 15 years; and (vi) have at least one year to maturity. The Underlying Index is reconstituted and rebalanced (including a reset of the interest rate hedge) on a monthly basis.

As of July 31, 2017, the Underlying Index was comprised of 1,173 bonds issued by 543 different issuers.

Relative to a long-only investment in the same high yield bonds, the Underlying Index, and thus the Fund, should outperform in a rising interest rate environment and underperform in a falling or static interest rate environment. Performance of the Underlying Index, and thus the Fund, could be particularly poor in risk-averse, flight-to-quality environments when it is common for high yield bonds to decline in value and for interest rates to fall. In addition, the performance of the Underlying Index, and by extension the Fund, depends on many factors beyond rising or falling interest rates, such as the perceived level of credit risk in the high yield bond positions. These factors may be as or more important to the performance of the Underlying Index, and thus the Fund, than the impact of interest rates. As such, there is no guarantee that the Underlying Index, and accordingly, the Fund, will have positive performance even in environments of sharply rising interest rates. The Underlying Index, and thus the Fund, may be more volatile than a long-only position in the same high yield bonds.

The Fund will invest in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund primarily invests in derivatives as a substitute for obtaining short exposure in Treasury Securities. These derivatives principally include futures contracts, which are standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement. The Fund will use futures contracts to obtain short exposure to Treasury Securities.

The Fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole.

The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in high yield corporate bonds. In addition, the Fund will invest at least 80% of its total assets, but typically far more, in instruments that comprise the Underlying Index.

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of issuers in the telecommunications (22.9%) and consumer staples (15.7%) sectors.

MAIN RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About the Funds’ Investment Strategies, Underlying Indexes and Risks – Further Discussion of Main Risks” and in the Statement of Additional Information (“SAI”).

Fixed income securities risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. There is a risk that a lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to sell the debt securities in which it invests or to find and purchase debt instruments included in the Underlying Index.

Fixed income markets risk. The values of many types of debt securities have been reduced over a period of many years since the credit crisis started due to problems relating to subprime mortgages. These market problems have also affected debt securities that are not related to mortgage loans. In addition, broker-dealers and other market participants have been less willing to make a market in some types of debt instruments, which has impacted the liquidity of those instruments. These developments also have had a negative effect on the broader economy.

High yield securities risk. Securities that are rated below investment-grade (commonly referred to as “junk bonds,”

Prospectus October 2, 2017	2	Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF

including those bonds rated lower than “BBB-” by Standard & Poor’s Ratings Services and Fitch, Inc. or “Baa3” by Moody’s Investors Services, Inc.), or are unrated, may be deemed speculative and may be more volatile than higher rated securities of similar maturity with respect to the issuer’s continuing ability to meet principal and interest payments. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities; result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in the NAV of the Fund; reduce liquidity for certain investments; and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities because there might not be any established secondary market. Investments in high-yield debt securities could increase liquidity risk for the Fund. In addition, the market for high-yield debt securities could experience sudden and sharp volatility, which is generally associated more with investments in stocks.

Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the Fund’s debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Given that the Federal Reserve has ended its quantitative easing program and has begun to raise rates, the Fund may face a heightened level of interest rate risk. The Underlying Index (and therefore the Fund) seeks to mitigate this risk by taking short positions in Treasury Securities.

Credit risk. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities. Because the issuers of junk bonds may be in uncertain financial health, the prices of their debt securities could be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit ratings may not be an accurate assessment of credit risk. The hedging methodology of the Underlying Index does not seek to mitigate credit risk.

Hedging risk. The Underlying Index seeks to mitigate the potential negative impact of rising Treasury interest rates on the performance of high yield bonds. The short positions in Treasury Securities are not intended to mitigate credit risk or other factors influencing the price of high yield bonds, which may have a greater impact than rising or falling interest rates. There is no guarantee that the short positions will completely eliminate the interest rate risk of the long high yield bond positions. While the Fund seeks to achieve an effective duration of zero, the hedge cannot fully account for changes in the shape of the Treasury interest rate (yield) curve. Because the duration hedge is reset on a monthly basis, interest rate risk can develop intra-month. The Fund could lose money if either or both the Fund’s long and short positions produce negative returns.

When interest rates fall, an unhedged investment in the same high yield bonds will outperform the Fund. Performance of the Fund could be particularly poor in risk-averse, flight-to-quality environments when it is common for high yield bonds to decline in value and for interest rates to fall. Furthermore, when interest rates remain unchanged, an investment in the Fund will underperform a long-only investment in the same high yield bonds.

The Underlying Index may also contain a significant allocation to callable high yield bonds, which are subject to call/prepayment risk; callable bonds may have lower sensitivity to interest rate declines than non-callable bonds or Treasury Securities. In certain falling interest rate environments, this could result in disproportionately larger losses in the short Treasury positions relative to the gains in the long high yield bond positions attributable to falling interest rates.

Short position risk. The Fund seeks short exposure to Treasury Securities through futures contracts, which will cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain short exposure through financial instruments such as futures contracts, or require the Fund to seek short exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected.

Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected

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behavior in interest rates could increase the volatility of the Fund’s share price and yield and could hurt Fund performance. Prepayments could also create capital gains tax liability in some instances.

Derivatives risk. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

Futures risk. A futures contract is a standardized exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Foreign investment risk. The Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the Fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for U.S. investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of U.S. markets. Because foreign exchanges generally are smaller and less liquid than U.S. exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the Fund’s foreign investments.

Telecommunications sector risk. The Fund invests a significant portion of its assets in securities of issuers in the telecommunications sector in order to track the Underlying Index’s allocation to that sector. The Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the telecommunications sector. Companies in the telecommunications sector may be affected by industry competition, substantial capital requirements, government regulations and obsolescence of telecommunications products and services due to technological advancement.

Consumer staples sector risk. The Fund invests a significant portion of its assets in securities of issuers in the consumer staples sector in order to track the Underlying Index’s allocation to that sector. Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector are also affected by changes in government regulation, global economic, environmental and political events, economic conditions and the depletion of resources. In addition, companies in the consumer staples sector may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions.

Restricted securities/Rule 144A securities risk. The Fund may invest a significant portion of its assets in securities offered pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), which are restricted securities. They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable in broad public markets. The Fund may not be able to sell a restricted security promptly or at a reasonable price. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A

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restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. Restricted securities that are deemed illiquid will count towards the Fund’s 15% limitation on illiquid securities. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Fund may have to bear the expense of registering Rule 144A securities for resale and the risk of substantial delays in effecting the registration.

Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed-income securities or the lack of an active market. Liquid investments may become illiquid or less liquid after purchase by the Fund, particularly during periods of market turmoil or economic uncertainty. Illiquid and relatively less liquid investments may be harder to value. Although the Fund primarily seeks to redeem shares of the Fund on an in-kind basis, if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be higher than normal. It may also be the case that other market participants may be attempting to liquidate fixed-income holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure. There can be no assurance that a security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.

Pricing risk. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

Valuation risk. Because non-U.S. markets may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Issuer-specific changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Indexing risk. While the exposure of the Underlying Index to its component securities is by definition 100%, the

Fund’s effective exposure to Underlying Index securities may vary over time. Because the Fund, as an index fund, is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

Tracking error risk. The performance of the Fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The Fund’s return also may diverge from the return of the Underlying Index because the Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of Underlying Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Underlying Index.

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Market price risk. Fund shares are listed for trading on Bats BZX Exchange, Inc. (“Bats”) and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. DBX Advisors LLC (the “Adviser”) cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. However, the Fund may have a limited number of financial institutions that may act as APs or market makers. Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described below under “Purchase and Sale of Fund Shares”). If those APs exit the business or are unable to process creation and/or redemption orders (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in Fund shares. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the Fund may be traded in markets that close at a different time than Bats. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when Bats is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. The bid-ask spread of the Fund may be wider in comparison to the bid-ask spread of other ETFs, given the liquidity of the Fund’s assets and the Underlying Index’s (and thus the Fund’s) hedging strategy. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the Fund.

Operational risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Counterparty risk. A financial institution or other counterparty with whom the Fund does business, or that underwrites, distributes or guarantees any investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund.

Geographic concentration risk. To the extent the Underlying Index and the Fund are significantly comprised of securities of issuers from a single country, the Fund would be more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of securities of issuers from the United States (78.9%).

Non-diversification risk. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

PERFORMANCE INFORMATION

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of the Underlying Index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.Xtrackers.com.

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CALENDAR YEAR TOTAL RETURN as of 12/31

The Fund’s year-to-date return was 2.61% as of June 30, 2017.

During the periods shown in the above chart, the Fund’s highest and lowest calendar quarter returns were 5.43% and 0.36%, respectively, for the quarters ended September 30, 2016 and March 31, 2016.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2016

	1 Year	Since Inception March 3, 2015
Returns Before Taxes	13.82%	1.90%
Returns After Taxes on Distributions	11.09%	(0.59)%
Returns After Taxes on Distributions and Sale of Fund Shares	7.71%	0.27%
Solactive High Yield Corporate Bond – Interest Rate Hedged Index	14.29%	2.73%
Solactive High Yield Corporate Bond Index (Long only component)	15.59%	3.86%

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the Fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.

MANAGEMENT

Investment Adviser

DBX Advisors LLC

Portfolio Managers

Bryan Richards, Brandon Matsui, Tanuj Dora and Alexander Bridgeforth are portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund. Each portfolio manager functions as a member of a portfolio management team. Messrs. Richards, Matsui, Dora and Bridgeforth have been portfolio managers of the Fund since September 2016.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold through a brokerage firm. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with the Fund’s distributor.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax-deferred investment plans, however, may be taxable to you.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE

Xtrackers Investment Grade Bond – Interest Rate Hedged ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive Investment Grade Bond – Interest Rate Hedged Index (the “Underlying Index”).

FEES AND EXPENSES

These are the fees and expenses that you will pay when you buy and hold shares. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee	0.25
Other Expenses	None
Total Annual Fund Operating Expenses	0.25

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example and can affect the Fund’s performance. For the fiscal year ended May 31, 2017, the Fund’s portfolio turnover was 26%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is comprised of (a) long positions in U.S. dollar-denominated investment-grade corporate bonds and (b) short positions in U.S. Treasury notes or bonds (“Treasury Securities”) of, in aggregate, approximate equivalent duration to the investment-grade corporate bonds. Duration is a measure that estimates the sensitivity of a bond’s price relative to interest rate changes. Duration is often expressed as a period of time, and considers the timing and pattern of interest and principal payments. Generally, a lower duration indicates a lower sensitivity to changes in interest rates, and a higher duration indicates a higher sensitivity to changes in interest rates.

By taking these short positions, the Underlying Index seeks to mitigate the potential negative impact of rising Treasury interest rates (“interest rates”) on the performance of investment grade bonds (conversely limiting the potential positive impact of falling interest rates). The short positions are not intended to mitigate other factors influencing the price of investment grade bonds, such as credit risk, which may have a greater impact than rising or falling interest rates.

Currently, the bonds eligible for inclusion in the Underlying Index include U.S. dollar-denominated corporate bonds that: (i) are issued by companies domiciled in countries classified as developed markets by the index provider; (ii) rated as investment-grade by at least one of these two rating agencies: Moody’s Investors Services (“Moody’s”) and Standard & Poor’s Ratings Services; (iii) are from issuers with at least $2 billion outstanding face value; (iv) have at least $750 million of outstanding face value; and (v) have at least three years to maturity if already part

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of the Underlying Index or three and a half years to maturity upon entering the Underlying Index. The Underlying Index is reconstituted and rebalanced (including a reset of the interest rate hedge) on a monthly basis.

As of July 31, 2017, the Underlying Index was comprised of 1,685 bonds issued by 390 different issuers.

Relative to a long-only investment in the same investment grade bonds, the Underlying Index, and thus the Fund, should outperform in a rising interest rate environment and underperform in a falling or static interest rate environment. In addition, the performance of the Underlying Index, and by extension the Fund, depends on many factors beyond rising or falling interest rates, such as the perceived level of credit risk in the investment grade bond positions. These factors may be as or more important to the performance of the Underlying Index, and thus the Fund, than the impact of interest rates. As such, there is no guarantee that the Underlying Index, and accordingly, the Fund, will have positive performance even in environments of sharply rising interest rates. The Underlying Index, and thus the Fund, may be more volatile than a long-only position in the same investment grade bonds.

The Fund will invest in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund primarily invests in derivatives as a substitute for obtaining short exposure in Treasury Securities. These derivatives principally include futures contracts, which are standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement. The Fund will use futures contracts to obtain short exposure to Treasury Securities.

The Fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole.

The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investment grade corporate bonds. In addition, the Fund will invest at least 80% of its total assets, but typically far more, in instruments that comprise the Underlying Index.

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of issuers in the financial services (33.6%) and consumer staples (18.9%) sectors.

MAIN RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About the Funds’ Investment Strategies, Underlying Indexes and Risks – Further Discussion of Main Risks” and in the Statement of Additional Information (“SAI”).

Fixed income securities risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. There is a risk that a lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to sell the debt securities in which it invests or to find and purchase debt instruments included in the Underlying Index.

Fixed income markets risk. The values of many types of debt securities have been reduced over a period of many years since the credit crisis started due to problems relating to subprime mortgages. These market problems have also affected debt securities that are not related to mortgage loans. In addition, broker-dealers and other market participants have been less willing to make a market in some types of debt instruments, which has impacted the liquidity of those instruments. These developments also have had a negative effect on the broader economy.

Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the Fund’s debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Given that the Federal Reserve has ended its quantitative easing program and has begun to raise rates, the Fund may face a heightened level of interest rate risk. The Underlying Index (and therefore the Fund) seeks to mitigate this risk by taking short positions in Treasury Securities.

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Credit risk. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities. Because the issuers of lower rated investment-grade bonds may be in uncertain financial health, the prices of their debt securities could be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated investment-grade debt securities. Credit ratings may not be an accurate assessment of credit risk. The hedging methodology of the Underlying Index does not seek to mitigate credit risk.

Hedging risk. The Underlying Index seeks to mitigate the potential negative impact of rising Treasury interest rates on the performance of investment grade bonds. The short positions in Treasury Securities are not intended to mitigate credit risk or other factors influencing the price of investment grade bonds, which may have a greater impact than rising or falling interest rates. There is no guarantee that the short positions will completely eliminate the interest rate risk of the long investment grade bond positions. While the Fund seeks to achieve an effective duration of zero, the hedge cannot fully account for changes in the shape of the Treasury interest rate (yield) curve. Because the duration hedge is reset on a monthly basis, interest rate risk can develop intra-month. The Fund could lose money if either or both the Fund’s long and short positions produce negative returns.

When interest rates fall, an unhedged investment in the same investment grade bonds will outperform the Fund. Performance of the Fund could be particularly poor if investment grade credit deteriorates at the same time that Treasury interest rates fall. Furthermore, when interest rates remain unchanged, an investment in the Fund will underperform a long-only investment in the same investment grade bonds.

Short position risk. The Fund seeks short exposure to Treasury Securities through futures contracts, which will cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain short exposure through financial instruments such as futures contracts, or require the Fund to seek short exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected.

Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the Fund’s share price and yield and could hurt Fund performance. Prepayments could also create capital gains tax liability in some instances.

Derivatives risk. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

Futures risk. A futures contract is a standardized exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Financial services sector risk. The Fund invests a significant portion of its assets in securities of issuers in the financial services sector in order to track the Underlying Index’s allocation to that sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be

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significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and ensuing financial crisis in 2008 resulted, and may continue to result, in an unusually high degree of volatility in the financial markets.

Consumer staples sector risk. The Fund invests a significant portion of its assets in securities of issuers in the consumer staples sector in order to track the Underlying Index’s allocation to that sector. Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector are also affected by changes in government regulation, global economic, environmental and political events, economic conditions and the depletion of resources. In addition, companies in the consumer staples sector may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions.

Foreign investment risk. The Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the Fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for U.S. investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of U.S. markets. Because foreign exchanges generally are smaller and less liquid than U.S. exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the Fund’s foreign investments.

Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed-income securities or the lack of an active market. Liquid investments may become illiquid or less liquid after purchase by the Fund, particularly during periods of market turmoil or economic uncertainty. Illiquid and relatively less liquid investments may be harder to value. Although the Fund primarily seeks to redeem shares of the Fund on an in-kind basis, if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be higher than normal. It may also be the case that other market participants may be attempting to liquidate fixed-income holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure. There can be no assurance that a security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.

Pricing risk. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

Valuation risk. Because non-U.S. markets may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Issuer-specific changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Indexing risk. While the exposure of the Underlying Index to its component securities is by definition 100%, the Fund’s effective exposure to Underlying Index securities may vary over time. Because the Fund, as an index fund, is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

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Tracking error risk. The performance of the Fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The Fund’s return also may diverge from the return of the Underlying Index because the Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of Underlying Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Underlying Index.

Market price risk. Fund shares are listed for trading on Bats BZX Exchange, Inc. (“Bats”) and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. DBX Advisors LLC (the “Adviser”) cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. However, the Fund may have a limited number of financial institutions that may act as APs or market makers. Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described below under “Purchase and Sale of Fund Shares”). If those APs exit the business or are unable to process creation and/or redemption orders (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in Fund shares. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the Fund may be traded in markets that close at a different time than Bats. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when Bats is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. The bid-ask spread of the Fund may be wider in comparison to the bid-ask spread of other ETFs, given the liquidity of the Fund’s assets and the Underlying Index’s (and thus the Fund’s) hedging strategy. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the Fund.

Operational risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or

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other third parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Counterparty risk. A financial institution or other counterparty with whom the Fund does business, or that underwrites, distributes or guarantees any investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund.

Geographic concentration risk. To the extent the Underlying Index and the Fund are significantly comprised of securities of issuers from a single country, the Fund would be more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of securities of issuers from the United States (82.2%).

Non-diversification risk. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

PERFORMANCE INFORMATION

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of the Underlying Index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.Xtrackers.com.

CALENDAR YEAR TOTAL RETURN as of 12/31

The Fund’s year-to-date return was 1.72% as of June 30, 2017.

During the periods shown in the above chart, the Fund’s highest and lowest calendar quarter returns were 2.41% and 0.37%, respectively, for the quarters ended September 30, 2016 and June 30, 2016.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2016

	1 Year	Since Inception March 3, 2015
Returns Before Taxes	5.86%	1.49%
Returns After Taxes on Distributions	4.31%	0.03%
Returns After Taxes on Distributions and Sale of Fund Shares	3.28%	0.46%
Solactive Investment Grade Bond – Interest Rate Hedged Index	5.25%	1.48%
Solactive Investment Grade Bond Index (Long only component)	6.48%	2.22%

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the Fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.

MANAGEMENT

Investment Adviser

DBX Advisors LLC.

Portfolio Managers

Bryan Richards, Brandon Matsui, Tanuj Dora and Alexander Bridgeforth are portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund. Each portfolio manager functions as a member of a portfolio management team. Messrs. Richards, Matsui, Dora and Bridgeforth have been portfolio managers of the Fund since September 2016.

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PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold through a brokerage firm. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with the Fund’s distributor.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax-deferred investment plans, however, may be taxable to you.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE

Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive Emerging Markets Bond – Interest Rate Hedged Index (the “Underlying Index”).

FEES AND EXPENSES

These are the fees and expenses that you will pay when you buy and hold shares. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee*	0.45
Other Expenses	None
Total Annual Fund Operating Expenses	0.45

*	The management fee information in this table has been restated to reflect the Fund’s current reduced management fee effective October 25, 2016.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example and can affect the Fund’s performance. For the fiscal year ended May  31, 2017, the Fund’s portfolio turnover was 35%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is comprised of (a) long positions in U.S. dollar-denominated government debt issued by emerging market countries, and (b) short positions in U.S. Treasury notes or bonds of, in aggregate, approximate equivalent duration to the emerging markets sovereign debt. Duration is a measure that estimates the sensitivity of a bond’s or note’s price relative to interest rate changes. Duration is often expressed as a period of time, and considers the timing and pattern of interest and principal payments. Generally, a lower duration indicates a lower sensitivity to changes in interest rates, and a higher duration indicates a higher sensitivity to changes in interest rates.

By taking these short positions, the Underlying Index seeks to mitigate the potential negative impact of rising Treasury interest rates (“interest rates”) on the performance of emerging markets sovereign bonds (conversely limiting the potential positive impact of falling interest rates). The short positions are not intended to mitigate other factors influencing the price of emerging markets sovereign debt, such as credit risk, which may have a greater impact than rising or falling interest rates.

The Underlying Index consists of bonds issued by emerging markets sovereign and quasi-sovereign entities that (i) are denominated in U.S. dollars, (ii) have more than two years to maturity if already part of the Underlying Index or two and half years to maturity upon entering the Underlying Index, and (iii) have an outstanding float of at least $1 billion. The eligible countries are Brazil, Chile, China, Colombia, Croatia, Ecuador, Egypt, El Salvador,

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Hungary, Indonesia, Kazakhstan, Liberia, Lithuania, Mexico, Panama, Peru, Philippines, Poland, Qatar, Romania, Russia, South Africa, Sri Lanka, Turkey, the United Arab Emirates, Uruguay and Venezuela; however, this universe of countries may change in accordance with the index provider’s determination of eligible emerging market countries and there is no assurance that a particular country will be represented in the Underlying Index at any given time. The bonds included in the Underlying Index may be rated below investment grade (commonly referred to as “junk bonds,” including those bonds rated lower than “BBB-” by Standard & Poor’s Ratings Services and Fitch, Inc. or “Baa3” by Moody’s Investors Services, Inc.). The Underlying Index is reconstituted and rebalanced (including a reset of the interest rate hedge) on a quarterly basis.

As of July 31, 2017, the Underlying Index was comprised of 204 bonds issued by 35 different issuers.

Relative to a long-only investment in the same emerging markets sovereign bonds, the Underlying Index, and thus the Fund, should outperform in a rising interest rate environment and underperform in a falling or static interest rate environment. Performance of the Underlying Index, and thus the Fund, could be particularly poor in risk-averse, flight-to-quality environments when it is common for emerging markets sovereign bonds to decline in value and for interest rates to fall. In addition, the performance of the Underlying Index, and by extension the Fund, depends on many factors beyond rising or falling interest rates, such as the perceived level of credit risk in the emerging markets sovereign bond positions. These factors may be as or more important to the performance of the Underlying Index, and thus the Fund, than the impact of interest rates. As such, there is no guarantee that the Underlying Index, and accordingly, the Fund, will have positive performance even in environments of sharply rising interest rates. The Underlying Index, and thus the Fund, may be more volatile than a long-only position in the same emerging markets sovereign bonds.

The Fund will invest in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund primarily invests in derivatives as a substitute for obtaining short exposure in Treasury Securities. These derivatives principally include futures contracts, which are standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement. The Fund will use futures contracts to obtain short exposure to Treasury Securities.

The Fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole.

The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes in U.S. dollar-denominated sovereign bonds issued by emerging market countries. In addition, the Fund will invest at least 80% of its total assets, but typically far more, in instruments that comprise the Underlying Index.

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated.

MAIN RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About the Funds’ Investment Strategies, Underlying Indexes and Risks – Further Discussion of Main Risks” and in the Statement of Additional Information (“SAI”).

Fixed income securities risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. There is a risk that a lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to sell the debt securities in which it invests or to find and purchase debt instruments included in the Underlying Index.

Fixed income markets risk. The values of many types of debt securities have been reduced over a period of many years since the credit crisis started due to problems relating to subprime mortgages. These market problems have also affected debt securities that are not related to mortgage loans. In addition, broker-dealers and other market participants have been less willing to make a market in some types of debt instruments, which has

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impacted the liquidity of those instruments. These developments also have had a negative effect on the broader economy.

Sovereign debt risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis and that has led to defaults and the restructuring of certain indebtedness to the detriment of debt holders. Sovereign debt risk is increased for emerging market issuers.

Foreign investment risk. The Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the Fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for U.S. investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of U.S. markets. Because foreign exchanges generally are smaller and less liquid than U.S. exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the Fund’s foreign investments.

Emerging market securities risk. The securities of issuers located in emerging markets tend to be more volatile and less liquid than securities of issuers located in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.

Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the Fund’s debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Given that the Federal Reserve has ended its quantitative easing program and has begun to raise rates, the Fund may face a heightened level of interest rate risk. The Underlying Index (and therefore the Fund) seeks to mitigate this risk by taking short positions in Treasury Securities.

Credit risk. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities. Because the issuers of junk bonds may be in uncertain financial health, the prices of their debt securities could be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit ratings may not be an accurate assessment of credit risk. The hedging methodology of the Underlying Index does not seek to mitigate credit risk.

Hedging risk. The Underlying Index seeks to mitigate the potential negative impact of rising Treasury interest rates on the performance of emerging markets sovereign debt. The short positions in Treasury Securities are not intended to mitigate credit risk or other factors influencing the price of emerging markets sovereign debt, which may have a greater impact than rising or falling interest rates. There is no guarantee that the short positions will completely eliminate the interest rate risk of the long emerging markets sovereign bond positions. While the Fund seeks to achieve an effective duration of zero, the hedge cannot fully account for changes in the shape of the Treasury interest rate (yield) curve. Because the duration hedge is reset on a monthly basis, interest rate risk can develop intra-month. The Fund could lose money if either or both the Fund’s long and short positions produce negative returns.

When interest rates fall, an unhedged investment in the same emerging markets sovereign debt will outperform the Fund. Performance of the Fund could be particularly poor if emerging markets sovereign credit deteriorates at

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the same time that Treasury interest rates fall. Furthermore, when interest rates remain unchanged, an investment in the Fund will underperform a long-only investment in the same emerging markets sovereign debt.

Short position risk. The Fund seeks short exposure to Treasury Securities through futures contracts, which will cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain short exposure through financial instruments such as futures contracts, or require the Fund to seek short exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected.

Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the Fund’s share price and yield and could hurt Fund performance. Prepayments could also create capital gains tax liability in some instances.

Derivatives risk. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements .

Futures risk. A futures contract is a standardized exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

High yield securities risk. Securities that are rated below investment-grade (commonly referred to as “junk bonds,” including those bonds rated lower than “BBB-” by Standard & Poor’s Ratings Services and Fitch, Inc. or “Baa3” by Moody’s Investors Services, Inc.), or are unrated, may be deemed speculative and may be more volatile than higher rated securities of similar maturity with respect to the issuer’s continuing ability to meet principal and interest payments. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities; result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in the NAV of the Fund; reduce liquidity for certain investments; and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities because there might not be any established secondary market. Investments in high-yield debt securities could increase liquidity risk for the Fund. In addition, the market for high-yield debt securities could experience sudden and sharp volatility, which is generally associated more with investments in stocks.

Restricted securities/Rule 144A securities risk. The Fund may invest a significant portion of its assets in securities offered pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), which are restricted securities. They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable in broad public markets. The Fund may not be able to sell a restricted security promptly or at a reasonable price. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may

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decline as a result. Restricted securities that are deemed illiquid will count towards the Fund’s 15% limitation on illiquid securities. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Fund may have to bear the expense of registering Rule 144A securities for resale and the risk of substantial delays in effecting the registration.

Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed-income securities or the lack of an active market. Liquid investments may become illiquid or less liquid after purchase by the Fund, particularly during periods of market turmoil or economic uncertainty. Illiquid and relatively less liquid investments may be harder to value. Although the Fund primarily seeks to redeem shares of the Fund on an in-kind basis, if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be higher than normal. It may also be the case that other market participants may be attempting to liquidate fixed-income holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure. There can be no assurance that a security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.

Pricing risk. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

Valuation risk. Because non-U.S. markets may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Issuer-specific changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Indexing risk. While the exposure of the Underlying Index to its component securities is by definition 100%, the Fund’s effective exposure to Underlying Index securities may vary over time. Because the Fund, as an index fund, is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

Tracking error risk. The performance of the Fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The Fund’s return also may diverge from the return of the Underlying Index because the Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of Underlying Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Underlying Index.

Market price risk. Fund shares are listed for trading on Bats BZX Exchange, Inc. (“Bats”) and are bought and sold

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in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. DBX Advisors LLC (the “Adviser”) cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. However, the Fund may have a limited number of financial institutions that may act as APs or market makers. Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described below under “Purchase and Sale of Fund Shares”). If those APs exit the business or are unable to process creation and/or redemption orders (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in Fund shares. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the Fund may be traded in markets that close at a different time than Bats. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when Bats is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. The bid-ask spread of the Fund may be wider in comparison to the bid-ask spread of other ETFs, given the liquidity of the Fund’s assets and the Underlying Index’s (and thus the Fund’s) hedging strategy. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the Fund.

Operational risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Counterparty risk. A financial institution or other counterparty with whom the Fund does business, or that underwrites, distributes or guarantees any investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund.

Non-diversification risk. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

PERFORMANCE INFORMATION

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of the Underlying Index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.Xtrackers.com.

CALENDAR YEAR TOTAL RETURN as of 12/31

The Fund’s year-to-date return was 4.01% as of June 30, 2017.

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During the periods shown in the above chart, the Fund’s highest and lowest calendar quarter returns were 4.33% and 0.49%, respectively, for the quarters ended September 30, 2016 and December 31, 2016.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2016

	1 Year	Since Inception March 3, 2015
Returns Before Taxes	9.09%	4.27%
Returns After Taxes on Distributions	6.74%	1.87%
Returns After Taxes on Distributions and Sale of Fund Shares	5.10%	2.14%
Solactive Emerging Markets Bond – Interest Rate Hedged Index	8.15%	3.80%
Solactive Emerging Markets Bond Index (Long only component)	9.12%	4.45%

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the Fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.

MANAGEMENT

Investment Adviser

DBX Advisors LLC

Portfolio Managers

Bryan Richards, Brandon Matsui, Tanuj Dora and Alexander Bridgeforth are portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund. Each portfolio manager functions as a member of a portfolio management team. Messrs. Richards, Matsui, Dora and Bridgeforth have been portfolio managers of the Fund since September 2016.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold through a brokerage firm. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with the Fund’s distributor.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax-deferred investment plans, however, may be taxable to you.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE

The Xtrackers Municipal Infrastructure Revenue Bond ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive Municipal Infrastructure Revenue Bond Index (the “Underlying Index”).

FEES AND EXPENSES

These are the fees and expenses that you will pay when you buy and hold shares. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee	0.30
Other Expenses	None
Total Annual Fund Operating Expenses	0.30

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$31	$97	$169	$381

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example and can affect the Fund’s performance.

For the fiscal year ended May  31, 2017, the Fund’s portfolio turnover was 0%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of the U.S. long-term tax exempt bond market, consisting of infrastructure revenue bonds. The Fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning that it will generally invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole. The Fund will invest at least 80% of its total assets (but typically far more) in instruments that comprise the Underlying Index.

The Underlying Index is comprised of tax-exempt municipal securities issued by states, cities, counties, districts, their respective agencies, and other tax-exempt issuers. The Underlying Index is intended to track bonds that have been issued with the intention of funding federal, state and local infrastructure projects, such as water and sewer systems, public sewer systems, toll roads, bridges, tunnels and many other public use projects.

As of July 31, 2017, the Underlying Index consisted of 1,004 securities with an average amount outstanding of approximately $101.0 million and a minimum amount outstanding of approximately $15.2 million.

The Underlying Index is a total return index, which assumes that any cash distributions are reinvested back into the Underlying Index.

The Underlying Index is designed to only hold those bonds issued by state and local municipalities where the interest and principal repayments are generated from dedicated revenue streams or double-barreled entities (whose bonds are backed by both a dedicated revenue stream and a general obligation pledge).

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The Underlying Index may include private activity bonds, industrial development bonds, special tax bonds and transportation bonds. Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user and therefore have more potential risk. The interest from industrial development bonds, when distributed by the Fund as “exempt-interest dividends” to shareholders, may be subject to the alternative minimum tax (“AMT”). Special tax bonds are payable for and secured by the revenues derived by a municipality from a particular tax (e.g., tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor). Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Transportation bonds are obligations of issuers that own and operate public transit systems, ports, highways, turnpikes, bridges and other transportation systems.

In order to be eligible for inclusion in the Underlying Index, the municipal securities must be offered publicly; meet a minimum amount outstanding and deal amount; are investment-grade; have a fixed-rate coupon payment; and are not prefunded/escrowed to maturity. Municipal bonds which are subject to the AMT and state and local taxes are eligible for inclusion in the Underlying Index. The Underlying Index does not attempt to achieve a particular duration (which is a measure of a bond’s sensitivity to interest rates), but the Underlying Index limits eligibility for inclusion to municipal securities which have a stated final maturity of 10 years or longer and are not callable for at least the next 5 years. The Underlying Index is reconstituted and rebalanced on a monthly basis.

Under normal circumstances, the Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in securities issued by municipalities across the United States and its territories which are classified as “municipal infrastructure revenue” bonds based on the Underlying Index’s criteria summarized above, whose income is free from regular federal income tax. Because municipal securities that pay interest subject to the AMT may be included in the Underlying Index without limit, the Fund may invest an unlimited amount of its net assets in municipal securities whose income is subject to the AMT. In addition, the Fund will invest at least 80% of its total assets (but typically far more) in instruments that comprise the Underlying Index.

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated.

MAIN RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About the Funds’ Investment Strategies, Underlying Indexes and Risks – Further Discussion of Main Risks” and in the Statement of Additional Information (“SAI”).

Municipal securities risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, utilities and water and sewer, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Municipal securities may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The market for municipal bonds may be less liquid than for taxable bonds. The value and liquidity of many municipal securities have decreased as a result of the recent financial crisis, which has also adversely affected many municipal securities issuers and may continue to do so. There may be less information available on the financial condition of issuers of municipal securities than for public corporations.

Fixed income securities risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal

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and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. There is a risk that a lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to sell the debt securities in which it invests or to find and purchase debt instruments included in the Underlying Index.

Fixed income markets risk. The values of many types of debt securities have been reduced over a period of many years since the credit crisis started due to problems relating to subprime mortgages. These market problems have also affected debt securities that are not related to mortgage loans. In addition, broker-dealers and other market participants have been less willing to make a market in some types of debt instruments, which has impacted the liquidity of those instruments. These developments also have had a negative effect on the broader economy.

Private activity bonds risk. The issuers of private activity bonds in which the Fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. The Fund’s private activity bond holdings also may pay interest subject to the AMT. See “Dividends and Distributions” for more details.

Industrial development bond risk. These revenue bonds are issued by or on behalf of public authorities to obtain funds to finance various public and/or privately operated facilities, including those for business and manufacturing, housing, sports, pollution control, airport, mass transit, port and parking facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax payments. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Payment of interest on and repayment of principal on such bonds are the responsibility of the user and/or any guarantor. These bonds are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, the value and credit quality of these bonds are sensitive to the risks related to an economic slowdown.

Special tax bond risk. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities, which may adversely affect the value of the Fund’s portfolio.

Transportation bond risk. Transportation bonds may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation related securities, as do the presence of alternate forms of transportation, such as public transportation. Municipal securities that are issued to finance a particular transportation project often depend solely on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities.

Water and sewer bond risk. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run off or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation and federal environmental mandates are challenges faced by issuers of water and sewer bonds.

Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the Fund’s debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Given that the Federal Reserve has ended its quantitative easing program and has begun to raise rates, the Fund may face a heightened level of interest rate risk.

Credit risk. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities. Because the issuers of junk bonds may be in uncertain financial health, the prices of their debt securities could be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit ratings may not be an accurate assessment of credit risk.

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Geographic concentration risk. To the extent that the Underlying Index and the Fund are significantly comprised of issuers in a single state, region or sector of the municipal securities market, performance can be more volatile than that of a fund that invests more broadly. As an example, factors affecting a state, region or sector such as severe fiscal difficulties, an economic downturn, court rulings, increased expenditures on domestic security or reduced monetary support from the federal government could over time impair a states, region or sector’s ability to repay its obligations. As of the Fund’s fiscal year end, a significant percentage of the Underlying Index was comprised of municipal securities of issuers in New York (27.8%) and California (20.2%)

Risks related to investing in New York. The Fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of New York and, therefore, will have greater exposure to negative political, economic, regulatory or other factors within the State of New York, including the financial condition of its public authorities and political subdivisions, than a fund that invests in a broader base of securities. Unfavorable developments in any economic sector may have a substantial impact on the overall New York municipal market. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations.

Risks related to investing in California. The Fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of California. While California’s economy is broad, it does have major concentrations in high technology, manufacturing, entertainment, agriculture, tourism, construction and services, and may be sensitive to economic problems affecting those industries. Consequently, the Fund may be affected by political, economic, regulatory and other developments within California and by the financial condition of California’s political subdivisions, agencies, instrumentalities and public authorities.

Tax risk. Income from municipal securities held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a securities issuer. In addition, because municipal securities that pay interest subject to the AMT may be included in the Underlying Index without limit, the Fund may invest an unlimited amount of its net assets in municipal securities whose income is subject to the AMT. Further, a portion of the Fund’s otherwise exempt-interest distributions may be taxable to those shareholders subject to the federal AMT.

Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed-income securities or the lack of an active market. Liquid investments may become illiquid or less liquid after purchase by the Fund, particularly during periods of market turmoil or economic uncertainty. Illiquid and relatively less liquid investments may be harder to value. Although the Fund primarily seeks to redeem shares of the Fund on an in-kind basis, if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be higher than normal. It may also be the case that other market participants may be attempting to liquidate fixed-income holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure. There can be no assurance that a security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.

Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the Fund’s share price and yield and could hurt Fund performance. Prepayments could also create capital gains tax liability in some instances.

Pricing risk. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

Issuer-specific changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Indexing risk. While the exposure of the Underlying Index to its component securities is by definition 100%, the Fund’s effective exposure to Underlying Index securities may vary over time. Because the Fund, as an index fund, is

Prospectus October 2, 2017	25	Xtrackers Municipal Infrastructure Revenue Bond ETF

designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

Tracking error risk. The performance of the Fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The Fund’s return also may diverge from the return of the Underlying Index because the Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of Underlying Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Underlying Index.

Market price risk. Fund shares are listed for trading on NYSE Arca and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. DBX Advisors LLC (the “Adviser”) cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the

Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. However, the Fund may have a limited number of financial institutions that may act as APs or market makers. Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described below under “Purchase and Sale of Fund Shares”). If those APs exit the business or are unable to process creation and/or redemption orders (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in Fund shares. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the Fund may be traded in markets that close at a different time than the NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. The bid-ask spread of the Fund may be wider in comparison to the bid-ask spread of other ETFs, given the liquidity of the Fund’s assets and the Underlying Index’s (and thus the Fund’s) hedging strategy. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the Fund.

Operational risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce

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these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Non-diversification risk. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

PERFORMANCE INFORMATION

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of the Underlying Index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.Xtrackers.com.

CALENDAR YEAR TOTAL RETURN as of 12/31

The Fund’s year-to-date return was 3.99% as of June 30, 2017.

During the periods shown in the above chart, the Fund’s highest and lowest calendar quarter returns were 5.23% and (4.93)%, respectively, for the quarters ended March 31, 2014 and December 31, 2016.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2016

	1 Year	Since Inception June 4, 2013
Returns Before Taxes	1.19%	4.10%
Returns After Taxes on Distributions	1.19%	4.10%
Returns After Taxes on Distributions and Sale of Fund Shares	1.84%	3.88%
Solactive Municipal Infrastructure Revenue Bond Index	1.64%	4.25%
S&P Municipal Bond Revenue Index	0.97%	3.30%

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the Fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.

MANAGEMENT

Investment Adviser

DBX Advisors LLC.

Portfolio Managers

Bryan Richards, Brandon Matsui, Tanuj Dora and Alexander Bridgeforth are portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund. Each portfolio manager functions as a member of a portfolio management team. Messrs. Richards, Matsui, Dora and Bridgeforth have been portfolio managers of the Fund since May 2017.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold through a brokerage firm. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with the Fund’s distributor.

TAX INFORMATION

The Fund intends to meet certain federal income tax requirements so that distributions of tax-exempt interest income will be treated as “exempt-interest dividends.” These dividends are not subject to regular federal income tax. The Fund may invest an unlimited amount of its net assets in municipal securities that generate interest income subject to the AMT for individuals. All exempt-interest dividends may increase certain corporate shareholders’ AMT. The Fund expects that its distributions will consist primarily of exempt-interest dividends. The Fund’s exempt-interest dividends may be subject to state and local taxes. The Fund’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax-deferred investment plans, however, may be taxable to you. For more information regarding the tax consequences that may be associated with investing in the

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Fund, please refer to the section of this Prospectus entitled “Taxes on Distributions.”

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT FUNDS’ INVESTMENT STRATEGIES, UNDERLYING INDEXES AND RISKS

Additional Information About Principal Investment Strategies

The Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in high yield corporate bonds.

The Xtrackers Investment Grade Bond – Interest Rate Hedged ETF will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investment grade corporate bonds.

The Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes in U.S. dollar-denominated sovereign bonds issued by emerging market countries.

The Xtrackers Municipal Infrastructure Revenue Bond ETF will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities issued by municipalities across the United States which are classified as “municipal infrastructure revenue” bonds based on the Underlying Index’s criteria, as well as in other securities whose income is free from regular federal income tax. Because municipal securities that pay interest subject to the AMT may be included in the Underlying Index without limit, the Fund may invest an unlimited amount of its net assets in municipal securities whose income is subject to the AMT. In addition, each Fund will invest at least 80% of its total assets, but typically far more, in instruments that comprise the applicable Underlying Index.

Each Fund (except for the Xtrackers Municipal Infrastructure Revenue Bond ETF) may invest its remaining assets in other securities, including securities not in the Underlying Index, cash and cash equivalents, money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Adviser or its affiliates (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index. Each Fund may invest in swaps to obtain a portion of its short exposure to Treasury Securities.

Each of the policies described herein, including the investment objective and 80% investment policies of each Fund (except for the Xtrackers Municipal Infrastructure Revenue Bond ETF), constitutes a non-fundamental policy that may be changed by the Board of the Trust without shareholder approval. Each Fund’s 80% investment policies require 60 days’ prior written notice to shareholders before it can be changed.

With respect to the Xtrackers Municipal Infrastructure Revenue Bond ETF, the policy of investing at least 80% of net assets (plus the amount of any borrowings for investment purposes) in municipal securities and other securities whose income is free from regular federal income tax cannot be changed without shareholder approval.

The Funds will not invest in money market instruments or other short-term investments as part of a temporary defensive strategy to protect against potential market declines. Certain fundamental policies of the Funds are set forth in the SAI.

Borrowing Money. Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

Securities Lending. A Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, a Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. A Fund may lend its portfolio securities in an amount up to 33 1/3 % of its total assets.

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Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events, and securities lending in general, could trigger adverse tax consequences for a Fund and its investors. For example, if a Fund loans its securities, the Fund and its investors may lose the ability to treat certain Fund distributions associated with those securities as qualified dividend income.

Additional Information about each Fund’s Underlying Index

The Solactive High Yield Corporate Bond – Interest Rate Hedged Index, Solactive Investment Grade Bond – Interest Rate Hedged Index, Solactive Emerging Markets Bond – Interest Rate Hedged Index and the Solactive Municipal Infrastructure Revenue Bond Index AG (collectively, the “Solactive Indexes”) are calculated and maintained by Solactive AG (“Solactive” or the “Index Provider”). Solactive serves as the Index Administrator and Calculation Agent for the Solactive Indexes.

Solactive High Yield Corporate Bond – Interest Rate Hedged Index

The Solactive High Yield Corporate Bond – Interest Rate Hedged Index is designed to track the performance of a basket of U.S. dollar-denominated high yield liquid corporate bonds. The Underlying Index is comprised of (a) long positions in U.S. dollar-denominated high yield corporate bonds and (b) short positions in U.S. Treasury notes or bonds (“Treasury Securities”) of, in aggregate, approximate equivalent duration to the high yield bonds.

The universe of bonds eligible for inclusion in the long position in the Underlying Index are those bonds that fulfill the following conditions:

∎

Corporate debt (excluding government debt, quasi-government debt, debt guaranteed or backed by governments, Regulation S securities, municipal bonds, Brady bonds and restructured bonds, private placements except 144A series);

∎

Bonds that are classified as fixed coupon bonds, step-up bonds driven by rating, medium term note (“MTNs”), callable and putable bonds and 144A securities (excluding zero coupon bonds, floating/variable coupon bonds, convertibles, inflation-linked bonds, perpetual bonds, accrued only bonds, Eurobonds, sinker, step-up bonds not driven by rating, pay-in-kind bonds);

∎	Covered bonds and notes may not be included in the Underlying Index;
∎	Issued in developed markets, as classified by the Index Provider to include the following countries as of October

2014: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Iceland, Ireland, Italy, Japan, Greece, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States;

∎	Time to maturity must be at least one year;
∎	Time to maturity at issuance must be 15 years or less;
∎	Bonds must be U.S. dollar denominated;
∎	Amount outstanding of each bond must be at least $400 million;
∎	Issuer must have at least $1 billion in total principal amount outstanding;
∎	Must be rated by at least one of Moody’s Investors Services (“Moody’s”) and Standard & Poor’s Ratings Services. The average rating calculated from available ratings should be sub-investment grade.

Solactive Investment Grade Bond – Interest Rate Hedged Index

The Solactive Investment Grade Bond – Interest Rate Hedged Index is designed to track the performance of a basket of U.S. dollar-denominated investment grade liquid corporate bonds. The Underlying Index is comprised of (a) long positions in U.S. dollar-denominated investment-grade corporate bonds and (b) short positions in U.S. Treasury Securities of, in aggregate, approximate equivalent duration to the investment-grade corporate bonds.

The universe of bonds eligible for inclusion in the long position in the Underlying Index are those bonds that fulfill the following conditions:

∎

Corporate debt (excluding government debt, quasi-government debt, debt guaranteed or backed by governments, Regulation S securities, municipal bonds, Brady bonds and restructured bonds, private placements except 144A series);

∎

Bonds that are classified as fixed coupon bonds, step-up bonds driven by rating, medium term note (“MTNs”), callable and putable bonds and 144A securities (excluding zero coupon bonds, floating/variable coupon bonds, convertibles, inflation-linked bonds, perpetual bonds, accrued only bonds, Eurobonds, sinker, step-up bonds not driven by rating, pay-in-kind bonds);

∎	Covered bonds and notes may not be included in the Underlying Index;
∎

Issued in developed markets, as classified by the Index Provider to include the following countries as of October 2014: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Iceland, Ireland, Italy, Japan, Greece, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States;

∎	Time to maturity must be at least three years (or three and a half years upon entrance to the Underlying Index);
∎	Bonds must be U.S. dollar denominated;

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∎	Amount outstanding of each bond must be at least $750 million;
∎	Issuer must have at least $2 billion in total principal amount outstanding;
∎	Must be rated by at least one of Moody’s and Standard & Poor’s Ratings Services. The average rating calculated from available ratings should be investment grade.

Solactive Emerging Markets Bond – Interest Rate Hedged Index

The Solactive Emerging Markets Bond – Interest Rate Hedged Index is designed to track the performance of a basket of U.S. dollar-denominated emerging markets bonds. The Underlying Index is comprised of (a) long positions in U.S. dollar-denominated emerging markets bonds and (b) short positions in U.S. Treasury Securities of, in aggregate, approximate equivalent duration to the emerging markets bonds.

The universe of bonds eligible for inclusion in the long position in the Underlying Index are those bonds that fulfill the following conditions:

∎	Government debt or quasi-government debt (excluding Regulation S securities and private placements except 144A series);
∎

Bonds that are classified as fixed coupon bonds, callable and putable bonds and zero coupon bonds (excluding floating rate bonds, variable coupon bonds, convertibles, inflation-linked bonds, accrued only bonds, pay-in kind bonds, repackaged securities linked to a security, preferred securities, bearer bonds, asset backed or other structured bonds, defaulted bonds, flat trading bonds, dual currency bonds);

∎

Issued in the following emerging markets, as defined by the Index Provider as of October 2014: Argentina, Brazil, Chile, China, Colombia, Croatia, Ecuador, Egypt, El Salvador, Hungary, Indonesia, Kazakhstan, Latvia, Lebanon, Lithuania, Malaysia, Mexico, Panama, Peru, Philippines, Poland, Qatar, Romania, Russia, South Africa, Sri Lanka, Turkey, Ukraine, Uruguay and Venezuela;

∎	Time to maturity must be at least two years (or two and a half years upon entrance to the Underlying Index);
∎	Amount outstanding of each bond must be at least $1 billion;
∎	Bonds must be priced by a major pricing service.

All Solactive Indexes (except Solactive Municipal Infrastructure Revenue Bond Index)

All bonds which meet the above requirements are included in the Underlying Index. The Underlying Index is rebalanced on the last business day of each month (the “Selection Day”). Newly issued bonds which meet the requirements are generally added to the Underlying Index three days prior to the last business day of each month.

Additionally, three days prior to the last business day of each month, any Underlying Index components which no longer meet the above requirements are removed from the Underlying Index.

The composition of the Underlying Index is ordinarily adjusted monthly on the last business day of the month (the “Adjustment Day”). On each Adjustment Day each index component is weighted proportionally according to its market capitalization. The percentage weight of any index component is capped at 3% on the Selection days (with respect to the Solactive High Yield Corporate Bond – Interest Rate Hedged Index and Solactive USD Investment Grade Bond – Interest Rate Hedged Index) and 5% on the Selection Days (with respect to the Solactive Emerging Markets Bond – Interest Rate Hedged Index). The excess weight is allocated proportionally to all index components whose percentage weights are not capped.

The bonds included in the short position in the Underlying Index are selected using the following method: The five cheapest-to-deliver treasury bonds for U.S. Treasury futures are selected. All five cheapest-to-deliver bonds can be included in the Underlying Index. A bond will not be included if it receives a weight of 0%.

On the respective Selection Day prior to the Adjustment Day, weights of the five cheapest-to-deliver Treasury bonds selected for the short position are calculated as follows: bonds in the long position are divided into five buckets corresponding to the five selected cheapest-to-deliver Treasury bonds; each bond is grouped with the cheapest-to-deliver Treasury bond with the closest duration match. The par amount of each Treasury bond is assigned such that the duration of the Treasury bond is equal to the aggregate duration of all bonds in the corresponding bucket. In the case where the combined market value of the short positions is not equal to the market value of the long position, the market value of the longest and shortest Treasury bonds in the short position are adjusted so that the total market value of the long position and short position agree while holding the aggregate duration constant.

Solactive Municipal Infrastructure Revenue Bond Index

The Solactive Municipal Infrastructure Revenue Bond Index is maintained by Solactive and is administered and calculated by Solactive.

The Solactive Municipal Infrastructure Revenue Bond Index is designed to track the returns of the segment of the U.S. long term tax-exempt bond market, consisting of infrastructure revenue bonds. The Solactive Municipal Infrastructure Revenue Bond Index is comprised of tax-exempt municipal securities issued by states, cities,

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counties, districts, their respective agencies and other tax-exempt issuers. The Solactive Municipal Infrastructure Revenue Bond Index is intended to track bonds that have been issued with the intention of funding federal, state and local infrastructure projects such as water and sewer systems, public power systems, toll roads, bridges, tunnels, and many other public use projects. As of July 31, 2017, the Solactive Municipal Infrastructure Revenue Bond Index consisted of 1,004 securities with an average amount outstanding of approximately $101.0 million and a minimum amount outstanding of approximately $15.2 million. The Solactive Municipal Infrastructure Revenue Bond Index is designed to hold only those bonds issued by state and local municipalities where the interest and principal repayments are generated from dedicated revenue streams or double-barreled entities (whose bonds are backed by both a dedicated revenue stream and a general obligation pledge).

The universe of municipal securities eligible for inclusion in the Solactive Municipal Infrastructure Revenue Bond Index are those municipal bonds that fulfill the following conditions:

∎	Subject to a public offering;
∎	Amount outstanding of each bond must be at least $40 million where, subject to the following additional conditions:

1.	Bonds with an amount outstanding of less than $100 million may only be included if they are issued after January 1, 2012.

2.	Bonds with an amount outstanding of more than $100 million may be included regardless of issue date.

∎	Deal size of at least $100 million;
∎	Federal tax free (bonds subject to the AMT and state and local taxes) may be included in the Solactive Municipal Infrastructure Revenue Bond Index without limit;
∎	Investment-grade rating by either Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc.;
∎	Fixed-rate coupon payment (zero coupon bonds may not be included in the Solactive Municipal Infrastructure Revenue Bond Index);
∎	Bonds must not be pre-refunded / escrowed to maturity;
∎	Time to maturity must be at least 10 years or longer;
∎	Callable securities must not be callable within the next 5 years (the next call date must not lie in the next 5 years);
∎	Purpose of the bond proceeds must be for one of the following areas:

1.	Transportation (airports, seaports, bridges, toll roads, tunnels, parking facilities, or similar)

2.	Recreation (convention centers, stadiums, sports complexes, or similar)

3.	Utility (electric public power, water/sewer, sanitation, or similar)
4.	Industrial Economic Development (solid waste recovery, malls, shopping centers, or similar)

5.	The following industries are excluded: higher education, pollution control, housing, healthcare and tobacco;

∎

Proceeds of debt must be used for infrastructure purposes and principal and interest repayment must come from a pledged revenue source (e.g. tolls, sales tax, registration fees, user fees) or a double-barreled revenue stream (pledged revenue stream and a general obligation pledge);

∎	Municipal bonds, which are paid back solely using a general obligation pledge or an appropriation, may not be included;
∎	Municipal bonds from Puerto Rico which are classified as “Sales Tax” may not be included; and
∎	Municipal bonds where the obligor is a corporation may not be included.

All municipal bonds which meet the above requirements are included in the Underlying Index. The Underlying Index is rebalanced on the last business day of each month. Newly issued municipal bonds which meet the requirements are generally added to the Underlying Index five days prior to the last business day of each month. Additionally, five days prior to the last business day of each month, any Underlying Index components which no longer meet the above requirements are removed from the Underlying Index.

Further Discussion of Main Risks

Each Fund, unless otherwise indicated, is subject to the main risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. Risk information is applicable to all Funds unless otherwise noted.

Fixed income securities risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

High yield securities risk. (Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF and Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF only) Exposure to high yield (lower rated) debt instruments (also known as “junk bonds”) may involve greater levels of credit, prepayment, liquidity and valuation risk than for higher

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rated instruments. High yield debt instruments may be more sensitive to economic changes, political changes, or adverse developments specific to a company than other fixed income instruments. High yield debt instruments are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in the NAV of a Fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Even if an established secondary market exists, less active markets may diminish a Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk. Investments in high-yield debt securities could increase liquidity risk for a Fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks. High yield debt instruments may be more sensitive to economic changes, political changes, or adverse developments specific to a company than other fixed income instruments. High yield debt instruments may also present risks based on payment expectations. For example, these instruments may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the issuer of a security is in default with respect to interest or principal payments, the issuer’s security could lose its entire value. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect a Fund’s performance.

Fixed income markets risk. The values of many types of debt securities have been reduced over a period of many years since the credit crisis started due to problems relating to subprime mortgages. These market problems have also affected debt securities that are not related to mortgage loans. In addition, broker-dealers and other market participants have been less willing to make a market in some types of debt instruments, which has impacted the liquidity of those instruments. These developments also have had a negative effect on the broader economy. There is a risk that a lack of liquidity or other adverse credit market conditions may hamper a Fund’s ability to sell the debt securities in which it invests or to find and purchase the debt instruments included in its respective Underlying Index.

Hedging risk. (Each Fund except for the Xtrackers Municipal Infrastructure Revenue Bond ETF) Each Underlying Index seeks to mitigate the potential negative impact of rising Treasury interest rates on the performance of the bonds owned by a Fund. The short positions in Treasury Securities are not intended to mitigate credit risk or other factors influencing the price of the bonds, which may have a greater impact than rising or falling interest rates. There is no guarantee that the short positions will completely eliminate the interest rate risk of the long bond positions. While the Funds seek to achieve an effective duration of zero, the hedge cannot fully account for changes in the shape of the Treasury interest rate (yield) curve. Because the duration hedge is reset on a monthly basis, interest rate risk can develop intra-month. A Fund could lose money if either or both of the Fund’s long and short positions produce negative returns.

When interest rates fall, an unhedged investment in the same bonds will outperform the Funds. Performance of the Funds could be particularly poor in risk-averse, flight-to-quality environments when it is common for bonds to decline in value and for interest rates to fall. Furthermore, when interest rates remain unchanged, an investment in a Fund will underperform a long-only investment in the same bonds.

The Solactive High Yield Corporate Bond – Interest Rate Hedged Index may also contain a significant allocation to callable high yield bonds, which are subject to call/prepayment risk; callable bonds may have lower sensitivity to interest rate declines than non-callable bonds or Treasury Securities. In certain falling interest rate environments, this could result in disproportionately larger losses in the short Treasury positions relative to the gains in the long high yield bond positions attributable to falling interest rates.

Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the effective duration of a Fund’s debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)

Given that the Federal Reserve has ended its quantitative easing program and has begun to raise rates, the Funds may face a heightened level of interest rate risk. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and

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changes in general economic conditions. Interest rate changes can be sudden and significant. Moreover, rising interest rates may lead to decreased liquidity and increased volatility in the bond markets, making it more difficult for a Fund to value or sell some or all of its bond investments at any given time and potentially causing the value of the Fund’s investments and share price to decline.

(Each Fund except for the Xtrackers Municipal Infrastructure Revenue Bond ETF) The Underlying Indexes (and therefore the Funds) seek to mitigate interest rate risk by taking short positions in Treasury Securities; such short positions should increase in value in rising interest rate environments and should decrease in value in falling interest rate environments, thereby mitigating potential gains and losses in the bond positions of the Fund arising from changing Treasury interest rates. When interest rates fall, an unhedged investment in the same bonds will outperform the Fund. Because the duration hedge is reset on a monthly basis, interest rate risk can develop intra-month. Furthermore, while the Underlying Indexes are designed to hedge the interest rate exposure of the long bond positions, it is possible that a degree of exposure may remain even at the time of rebalance.

Credit risk. A Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities. Credit ratings may not be an accurate assessment of credit risk.

(Each Fund except for the Xtrackers Municipal Infrastructure Revenue Bond ETF) The hedging methodology of the Underlying Index does not seek to mitigate credit risk.

(Xtrackers Municipal Infrastructure Revenue Bond ETF only) Some securities issued by U.S. government agencies or instrumentalities are backed by the full faith and credit of the U.S. government. Other securities that are supported only by the credit of the issuing agency or instrumentality are subject to greater credit risk than securities backed by the full faith and credit of the U.S. government. This is because the U.S. government might provide financial support, but has no obligation to do so, if there is a potential or actual loss of principal or failure to make interest payments.

Because of the rising U.S. government debt burden, it is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Such a credit event may also adversely impact the financial markets.

For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases insuring municipal bonds. Because guarantors may insure many types of bonds, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the Fund.

Restricted securities/Rule 144A securities risk. (Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF and Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF only) The Funds may invest in securities offered pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), which are restricted securities. They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable in broad public markets. The Funds may not be able to sell a restricted security promptly or at a reasonable price. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. Restricted securities that are deemed illiquid will count towards a Fund’s 15% limitation on illiquid securities. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Funds may have to bear the expense of registering Rule 144A securities for resale and the risk of substantial delays in effecting the registration.

Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

Liquidity risk may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed income securities, which may occur to the extent traditional dealer counterparties that engage in fixed income trading do not maintain inventories of corporate bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time. Liquidity risk also may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds or ETFs may be higher than normal, causing increased supply in the market due to selling activity.

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Derivatives risk. (Each Fund except for the Xtrackers Municipal Infrastructure Revenue Bond ETF) Derivatives are financial instruments, such as futures and swaps, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and a Fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (i.e., not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of a Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for a Fund’s derivative positions at any time.

Futures risk. (Each Fund except for the Xtrackers Municipal Infrastructure Revenue Bond ETF) A futures contract is a standardized exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed a Fund’s initial investment in such contracts.

Pricing risk. If market conditions make it difficult to value some investments, the Funds may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent a Fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in a Fund’s net asset value.

Consumer services sector risk. (Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF and Xtrackers Investment Grade Bond -Interest Rate Hedged ETF only) Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector are also affected by changes in government regulation, global economic, environmental and political events, economic conditions and the depletion of resources. In addition, companies in the consumer staples sector may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions.

Financial services sector risk. (Xtrackers Investment Grade Bond -Interest Rate Hedged ETF only) The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and ensuing financial crisis in 2008 resulted, and may continue to result, in an unusually high degree of volatility in the financial markets.

Telecommunications sector risk. (Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF only) Companies in the telecommunications sector may be affected by industry competition, substantial capital requirements, government regulations and obsolescence of telecommunications products and services due to technological advancement. The telecommunications sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be

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arbitrary and unpredictable. Companies in the telecommunications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. Technological innovations may make the products and services of certain telecommunications companies obsolete.

Foreign investment risk. (Each Fund except for the Xtrackers Municipal Infrastructure Revenue Bond ETF) Each Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of a Fund’s investments or prevent a Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. To the extent that a Fund invests in non-U.S. dollar denominated foreign securities, changes in currency exchange rates may affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of a Fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for U.S. investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of U.S. markets. Because foreign exchanges generally are smaller and less liquid than U.S. exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value a Fund’s foreign investments.

Emerging markets risk. (Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF only) Investment in emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, (i) greater market volatility, (ii) lower trading volume, (iii) political and economic instability, (iv) high levels of inflation, deflation or currency devaluation, (v) greater risk of market shut down, (vi) more governmental limitations on foreign investments and limitations on repatriation of invested capital than those typically found in a developed market, and (vii) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets.

The financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in the Fund’s investments in emerging market countries.

Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the Fund. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets.

Sovereign debt risk. (Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF only) Investments in sovereign debt securities involve special risks, including the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, and the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Fund may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and the Fund’s ability to obtain recourse may be limited.

Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may impair the debtor’s ability to service its debts on a timely basis. As a holder of government debt,

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the Fund may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

Emerging markets sovereign debt risk. (Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF only) Government obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Historically, certain issuers of the government debt securities in which the Fund may invest have experienced substantial difficulties in meeting their external debt obligations, resulting in defaults on certain obligations and the restructuring of certain indebtedness. Such restructuring arrangements have included obtaining additional credit to finance outstanding obligations and the reduction and rescheduling of payments of interest and principal through the negotiation of new or amended credit agreements. As a holder of government debt securities, the Fund may be asked to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the securities in which the Fund will invest will not be subject to restructuring arrangements or to requests for additional credit. In addition, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, such as the Fund.

Issuer-specific changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Indexing risk. While the exposure of an Underlying Index to its component securities is by definition 100%, a Fund’s effective exposure to Underlying Index securities may vary over time. Because each Fund, as an index fund, is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

Tracking error risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to its Underlying Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. Transaction costs, including brokerage costs, will decrease a Fund’s NAV to the extent not offset by the transaction fee payable by an AP. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. There is no assurance that the Index Provider or any agents that may act on its behalf will compile each Fund’s Underlying Index accurately, or that each Underlying Index will be determined, composed or calculated accurately. Errors in respect of the quality, accuracy and completeness of the data used to compile an Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Therefore, gains, losses or costs associated with errors of the Index Provider or its agents will generally be borne by the applicable Fund and its shareholders. For example, during a period where a Fund’s Underlying Index contains incorrect constituents, each Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Such errors may negatively or positively impact the Funds and their shareholders. Any gains due to the Index Provider’s or others’ errors will be kept by the Funds and their shareholders and any losses resulting from the Index Provider’s or others’ errors will be borne by the applicable Fund and its shareholders. Imperfect correlation between a Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not. Because each Fund utilizes a representative sampling indexing strategy, the Fund may experience higher tracking error than it would if it held all the securities of its Underlying Index with the same weightings as the Underlying Index. In addition, a Fund may not be able to invest in certain securities and other instruments included in its Underlying Index, or invest in them in the exact proportions they represent of its Underlying Index, due to legal restrictions or limitations (imposed by the governments of certain countries with respect to Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF, Xtrackers Investment Grade Bond – Interest Rate Hedged ETF and Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF), or a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). Moreover, a Fund may be delayed in purchasing or selling securities and other instruments included in its Underlying Index.

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Each Fund may fair value certain of its securities. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security or other asset is materially different from the value that could be realized upon the sale of such security or asset. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s Underlying Index. To the extent Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF, Xtrackers Investment Grade Bond – Interest Rate Hedged ETF and Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF calculates its NAV based on fair value prices and the value of its Underlying Index is based on securities’ closing prices on local foreign markets (i.e., the value of its Underlying Index is not based on fair value prices), or if a Fund otherwise calculates its NAV based on prices that differ from those used in calculating its Underlying Index, the Fund’s ability to track its Underlying Index may be adversely affected. The need to comply with the tax diversification and other requirements of the Internal Revenue Code may also impact a Fund’s ability to replicate the performance of its Underlying Index. In addition, if a Fund utilizes derivative instruments or holds other instruments that are not included in its Underlying Index, its return may not correlate as well with the returns of its Underlying Index as would be the case if the Fund purchased all the securities in its Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error. In light of the factors discussed above, a Fund’s return may deviate significantly from the return of its Underlying Index.

Market price risk. Fund shares are listed for trading on NYSE Arca or Bats and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. Differences between secondary market prices and the value of a Fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the Fund at a particular time. The Adviser cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of a Fund’s holdings vary significantly and you may pay more than the value of the Fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the Fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of a Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of a Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, a Fund may have a limited number of financial institutions that may act as APs or market makers. Only APs who have entered into agreements with a Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described below under “Dividends and Distributions – Creations and Redemptions”). If those APs exit the business or are unable to process creation and/or redemption orders (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, a Fund’s shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in Fund shares. The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to a Fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the Funds and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of a Fund. In addition, the securities held by a Fund may be traded in markets that close at a different time than the NYSE Arca and/or Bats. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca and/or Bats is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in a Fund’s NAV. The bid-ask spread varies over time for shares of a Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has substantial trading volume and market liquidity, and higher

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if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). A Fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. A Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with a Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on NYSE Arca and/or Bats and may, therefore, have a material effect on the market price of the Fund’s shares.

Valuation risk. (Each Fund except for the Xtrackers Municipal Infrastructure Revenue Bond ETF) Because non-U.S. markets may be open on days when a Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Operational risk. The Funds are exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Funds’ service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The Funds seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Cash redemption risk. (Each Fund except for the Xtrackers Municipal Infrastructure Revenue Bond ETF) Because each Fund takes short positions and invests a portion of its assets in derivatives, such Fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. Each Fund may be required to unwind such contracts or sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize a capital gain that it might not have incurred if it had made a redemption in-kind. As a result a Fund may pay out higher annual capital gains distributions than if the in-kind redemption process was used. Only APs who have entered into an agreement with the Fund’s distributor may redeem shares from the Fund directly; all other investors buy and sell shares at market prices on an exchange.

(Xtrackers Municipal Infrastructure Revenue Bond ETF only) The Fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. The Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have incurred if it had made a redemption in-kind. As a result the Fund may pay out higher annual capital gains distributions than if the in-kind redemption process was used. Only APs who have entered into an agreement with the Fund’s distributor may redeem shares from the Fund directly; all other investors buy and sell shares at market prices on an exchange.

Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the Fund’s share price and yield and could hurt fund performance. Prepayments could also cause the realization of capital gains or ordinary income in some instances.

Short position risk. (Each Fund except for the Xtrackers Municipal Infrastructure Revenue Bond ETF) Each Fund seeks short exposure to Treasury Securities through futures contracts, which will cause the Funds to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower a Fund’s return, result in a loss, have the effect of limiting a Fund’s ability to obtain short exposure through financial instruments such as futures contracts, or require a Fund to seek short exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, a Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. In addition, each Fund is required to identify on its books, liquid assets (less any additional collateral held by the broker, not including the short sale proceeds) to cover short position obligations, marked-to-market daily. The requirement to identify liquid assets limits each Fund’s leveraging of investments and the related risk of losses from leveraging. However, such identification may also limit a Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Non-diversification risk. Each Fund is non-diversified, which means that a Fund may invest a relatively high percentage of its assets in a limited number of issuers.

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Therefore, a Fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

The following risks only apply to the Xtrackers Municipal Infrastructure Revenue Bond ETF:

Municipal securities risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. In addition, there is a risk that, as a result of the current economic crisis, the ability of any issuer to pay, when due, the principal or interest on its municipal bonds may be materially affected. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, utilities and water and sewer, conditions in those sectors can affect the overall municipal market. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could potentially decrease the Fund’s income or hurt its ability to preserve capital and liquidity. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Municipal securities may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets due to factors such as lower property tax collections as a result of lower home values, lower sales tax revenues as a result of consumers cutting back spending and lower income tax revenues as a result of a higher unemployment rate. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization.

If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Fund to value accurately than securities of public corporations. Since the Fund invests a significant portion of its portfolio in municipal securities, the Fund’s portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities. In addition, the value and liquidity of many municipal securities have decreased as a result of the recent financial crisis, which has also adversely affected many municipal securities issuers and may continue to do so. The markets for many credit instruments, including municipal securities, have experienced periods of illiquidity and extreme volatility since the latter half of 2007. In response to the global economic downturn, governmental cost burdens may be reallocated among federal, state and local governments. In addition, issuers of municipal securities may seek protection under the bankruptcy laws. Many state and local governments that issue municipal securities are currently under significant economic and financial stress and may not be able to satisfy their obligations. The taxing power of any governmental entity may be limited and an entity’s credit may depend on factors which are beyond the entity’s control.

Private activity bonds risk. The issuers of private activity bonds in which the Fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for these facilities and the ability of users of the project to pay for the facilities. This could cause a decline in the Fund’s NAV. The Fund’s private activity bond holdings also may pay interest subject to the AMT. See “Dividends and Distributions” for more details.

Geographic concentration risk. To the extent that the Underlying Index, and thus the Fund, concentrates in

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investments from a single state, region or sector of the municipal securities market, its performance can be more volatile than that of a fund that invests more broadly. As an example, factors affecting a state, region or sector such as severe fiscal difficulties, an economic downturn, court rulings and increased expenditures on domestic security or reduced monetary support from the federal government could over time impair the ability of a state, region or sector to repay its obligations. As of July 31, 2017, the Underlying Index was wholly comprised of securities of issuers in the United States (and as of the Fund’s fiscal year end, a significant percentage of the Underlying Index was comprised of municipal securities of issuers in New York (27.8%) and California (20.2%)).

Risks related to investing in New York. The Fund may invest a significant portion of its assets in New York municipal bonds and, therefore, will have greater exposure to negative political, economic, regulatory or other developments within the State of New York, including the financial condition of its public authorities and political subdivisions, than a fund that invests in a broader base of securities. Unfavorable developments in any economic sector may have a substantial impact on the overall New York municipal market. As the nation’s financial capital, New York’s and New York City’s economy is heavily dependent on the financial sector and may be sensitive to economic problems affecting the sector. New York and New York City also face a particularly large degree of uncertainty from interest rate risk and equity market volatility. The New York and New York City economy tends to be more sensitive to monetary policy actions and to movements in the national and world economies than the economies of other states. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations.

Risks related to investing in California. The Fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of California. Provisions of the California Constitution and state statutes that limit the taxing and spending authority of California’s governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in high technology, manufacturing, entertainment, agriculture, tourism, construction and services, and may be sensitive to economic problems affecting those industries. Consequently, the Fund may be affected by political, economic, regulatory and other developments within California and by the financial condition of California’s political subdivisions, agencies, instrumentalities and public authorities.

During the recent recession, California experienced a significant economic downturn. Although some signs of recovery have emerged, this recovery may be slow as the state continues to face financial difficulties due to weakened economic conditions. Any deterioration of California’s fiscal situation could increase the risk of investing in California municipal securities, including the risk of potential issuer default, and could heighten the risk that the prices of California municipal securities will experience greater volatility. Furthermore, any such deterioration could result in a downgrade of the credit rating of an issuer of California municipal securities. Future downgrades could reduce the market value of the securities held by the Fund.

Certain other examples of focus risk in the municipal bond market are set forth below:

Electric utilities bond risk. The electric utilities industry has been experiencing, and may continue to experience, increased competitive pressures. Federal legislation may open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel; (b) the availability and cost of capital; (c) the effects of conservation on energy demand; (d) the effects of rapidly changing environmental, safety and licensing requirements, and other federal, state and local regulations; (e) timely and sufficient rate increases and governmental limitations on rates charged to customers; (f) the effects of opposition to nuclear power; (g) increases in operating costs; and (h) obsolescence of existing equipment, facilities and products.

Industrial development bond risk. These revenue bonds are issued by or on behalf of public authorities to obtain funds to finance various public and/or privately operated facilities, including those for business and manufacturing, housing, sports, pollution control, airport, mass transit, port and parking facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax payments. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Payment of interest on and repayment of principal of such bonds are the responsibility of the user and/or any guarantor. These bonds are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, the value and credit quality of these bonds are sensitive to the risks related to an economic slowdown.

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Transportation bond risk. Transportation bonds may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation related securities, as do the presence of alternate forms of transportation, such as public transportation. Municipal securities that are issued to finance a particular transportation project often depend solely on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities.

Water and sewer bond risk. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run off or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation and federal environmental mandates are challenges faced by issuers of water and sewer bonds.

Resource recovery bond risk. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation is involved, at least during the construction phase, and the revenue stream is secured by fees or rents paid by municipalities for use of the facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax receipts. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

Lease obligations risk. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “non-appropriation” clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

Special tax bond risk. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities, which may adversely affect the value of the Fund’s portfolio.

Tax risk. Income from municipal securities held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the IRS or state tax authorities, or noncompliant conduct of a securities issuer. In addition, because municipal securities that pay interest subject to the AMT may be included in the Underlying Index without limit, the Fund may invest an unlimited amount of its net assets in municipal securities whose income is subject to the AMT. Further, a portion of the Fund’s otherwise exempt-interest distributions may be taxable to those shareholders subject to the federal AMT.

Municipal bond market risk. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the Fund by reducing the relative attractiveness of debt securities as an investment. Also, to the extent that the Fund emphasizes debt securities from any given state or region, it could be hurt if that state or region does not do well.

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Additional Risks of Investing in the Funds

Absence of Active Market. Although shares of each Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Trading Risks. Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. If a trading halt or unanticipated early closing of a stock exchange occurs, a shareholder may be unable to purchase or sell shares of a Fund. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged or that shares will trade with any volume, or at all, in any secondary market. As with all other exchange traded securities, shares may be sold short and may experience increased volatility and price decreases associated with such trading activity.

Risks Relating to Calculation of Net Asset Value. The Funds rely on various sources to calculate their NAVs. Therefore, each Fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Funds may be unable to recover any losses associated with such failures.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of a Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Risks of Swap Agreements. (Each Fund except for the Xtrackers Municipal Infrastructure Revenue Bond ETF) The risk of loss with respect to OTC swaps generally is limited to the net amount of payments that each Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive). Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Central clearing may decrease counterparty risk and potentially increase liquidity compared to un-cleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by a fund to support its obligations under a similar un-cleared swap. Regulators, however, have begun adopting rules imposing certain margin requirements, including minimums, on un-cleared swaps which, for certain instruments, has reduced the distinction.

Assets Under Management (AUM) Risk. From time to time a third party, the Adviser and/or its affiliates may invest in a Fund and hold its investment for a specific period of time in order for the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels.

PORTFOLIO HOLDINGS INFORMATION

A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI. The top holdings of a Fund can be found at www.Xtrackers.com. Fund fact sheets provide information regarding a Fund’s top holdings and may be requested by calling 1-855-329-3837 (1-855-DBX-ETFS).

MANAGEMENT

Investment Adviser. DBX Advisors LLC (“DBXA” or the “Adviser”), with headquarters at 345 Park Avenue, New York, New York 10154, is the investment adviser for each Fund. Under the oversight of the Board, the Adviser (or a sub-adviser, if any, under the oversight of the Adviser) makes the investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions.

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Founded in 2010, the Adviser, an indirect, wholly owned subsidiary of Deutsche Bank AG, managed approximately $14.3 billion in 35 operational exchange-traded funds as of June 30, 2017. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. Deutsche Asset Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Adviser.

Deutsche Asset Management is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Adviser may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the U.S. In some cases, the Adviser may also utilize its branch offices or affiliates located in the U.S. or outside the U.S. to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the U.S., such activity may be subject to both U.S. and foreign regulation. It is possible that the jurisdiction in which the Adviser or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those in the U.S.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement and the Sub-Advisory Agreements is available in the Funds’ annual report dated May 31, 2017.

Management Fee

For its services to the Funds during the most recent fiscal year, the Adviser received aggregate unitary management fees at the following annual rates as a percentage of each Fund’s average daily net assets:

Fund	Fee as a % of average daily net assets
Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF*	0.39%
Xtrackers Investment Grade Bond – Interest Rate Hedged ETF	0.25%
Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF**	0.47%
Xtrackers Municipal Infrastructure Revenue Bond ETF	0.30%
*	Effective October 25, 2016, the Fund’s management fee was reduced from 0.45% to 0.35% as a percentage of average daily net assets.

** Effective October 25, 2016, the Fund’s management fee was reduced from 0.50% to 0.45% as a percentage of average daily net assets.

Pursuant to the investment advisory agreement between the Adviser and the Trust (entered into on behalf of the Funds) (the “Investment Advisory Agreement”), the Adviser is responsible for substantially all expenses of the Funds, the cost of transfer agency, custody, fund administration, compensation paid to the Independent Trustees, legal, audit and other services except for the fee payments under the Investment Advisory Agreement, interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses.

Manager of Managers Structure. The Adviser and the Trust may rely on an exemptive order (the “Order”) from the SEC that permits the Adviser to enter into investment sub-advisory agreements with sub-advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board, selects sub-advisers for each Fund and supervises, monitors and evaluates the performance of the sub-adviser.

The Order also permits the Adviser, subject to the approval of the Board, to replace sub-advisers and amend investment sub-advisory agreements, including fees, without shareholder approval whenever the Adviser and the Board believe such action will benefit a Fund and its shareholders. The Adviser thus has the ultimate responsibility (subject to the ultimate oversight of the Board) to recommend the hiring and replacement of sub-advisers as well as the discretion to terminate any sub-adviser and reallocate a Fund’s assets for management among any other sub-adviser(s) and itself. This means that the Adviser is able to reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. Pursuant to the Order, the Adviser is not required to disclose its contractual fee arrangements with any sub-adviser. The Adviser compensates the sub-adviser out of its management fee.

Portfolio Managers. Bryan Richards, Brandon Matsui, Tanuj Dora and Alexander Bridgeforth (the “Portfolio Managers”) are primarily responsible for the day-to-day management of each Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team with more limited responsibilities.

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Mr. Richards is a Director with Deutsche Asset Management and has served as a Portfolio Manager in the Passive Asset Management business since 2011. Prior to his current role, Mr. Richards served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund, and at XShares Advisors, on behalf of an ETF issuer based in New York. At Deutsche Bank, Mr. Richards served as the primary portfolio manager for the PowerShares DB Commodity ETFs until their sale in 2015. He is currently responsible for the DBXA-managed ETFs as well as oversight of DBXA-sub-advised funds. Mr. Richards earned a BS in Finance from Boston College and is a CFA Charterholder.

Mr. Matsui is a Director with Deutsche Asset Management and has served as a Portfolio Manager in the Passive Asset Management business since 2016. Prior to joining the Passive Asset Management business, Mr. Matsui served as a Managing Director and Portfolio Manager for Charles Schwab Investment Management, Inc. (CSIM) where he was responsible for the day-to-day co-management of Schwab’s taxable bond funds and the Schwab Fixed-Income ETFs. Before joining CSIM in 2010, Mr. Matsui was an associate Portfolio Manager on the Beta Management team at BNY Mellon and an analyst in the portfolio analytics group at BlackRock Solutions. Mr. Matsui earned an MBA from the University of Hawaii, with an emphasis in Finance and a minor in Japanese. He is a CFA Charterholder and has earned the Financial Risk Manager (FRM) certification.

Mr. Dora is a Vice President with Deutsche Asset Management and has served as a Portfolio Manager in the Passive Asset Management business since 2016. Prior to his current role, Mr. Dora was responsible for trading and market making of European fixed income ETFs, structured funds, index swaps and options within the Fixed Income Derivatives Group in Corporate Banking & Securities, based out of London. Mr. Dora has a BTech and MTech (dual degree) in Industrial Engineering & Management from the Indian Institute of Technology Kharagpur.

Mr. Bridgeforth is an Assistant Vice President with Deutsche Asset Management and has served as a Portfolio Manager in the Passive Asset Management business since 2016. Prior to his current role, Mr. Bridgeforth was an Associate Portfolio Manager for Charles Schwab Investment Management, Inc. (CSIM) where he co-managed Schwab’s taxable bond funds and the Schwab Fixed-Income ETFs. Prior to his Portfolio Manager role, Mr. Bridgeforth served as an Associate Trading Assistant in fixed income with CSIM. Mr. Bridgeforth earned a Bachelor of Science in Finance from the University of Arizona and has passed the first level of the CFA program.

The Funds’ SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares of the Funds.

SHAREHOLDER INFORMATION

Additional shareholder information, including how to buy and sell shares of the Funds, is available free of charge by calling toll-free: 1-855-329-3837 (1-855-DBX-ETFS) or visiting our website at www.Xtrackers.com.

Buying and Selling Shares. Shares of the Funds are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day at market prices like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of a Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of a Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” — that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of a Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. Shares of Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF, Xtrackers Investment Grade Bond – Interest Rate Hedged ETF and Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF trade on Bats and shares of Xtrackers Municipal Infrastructure Revenue Bond ETF trade on NYSE Arca under the following ticker symbols:

Fund	Ticker Symbol	Stock Exchange
Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF	HYIH	Bats
Xtrackers Investment Grade Bond – Interest Rate Hedged ETF	IGIH	Bats
Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF	EMIH	Bats
Xtrackers Municipal Infrastructure Revenue Bond ETF	RVNU	NYSE Arca

Shares of a Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the section of this Prospectus entitled

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“Dividends and Distributions – Creations and Redemptions.” Only an AP may engage in creation or redemption transactions directly with a Fund. Once created, shares of a Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has evaluated the risks of market timing activities by the Funds’ shareholders. The Board noted that a Fund’s Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs and that the vast majority of trading in the Funds’ shares occurs on the secondary market. Because the secondary market trades do not involve a Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Funds’ trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Funds, to the extent effected in-kind (i.e., for securities), such trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that such trades could result in dilution to a Fund and increased transaction costs, which could negatively impact a Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the Funds’ Shares trade at or close to NAV. In addition, each Fund imposes both fixed and variable transaction fees on purchases and redemptions of Fund Shares to cover the custodial and other costs incurred by a Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a Fund’s trading costs increase in those circumstances. Given this structure, the Board determined that with respect to each Fund it is not necessary to adopt policies and procedures to detect and deter market timing of the Funds’ shares.

The national securities exchange on which a Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Section 12(d)(1) of the 1940 Act, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in a Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of a Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Funds. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of a Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of a Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by a Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Funds are not involved in, or responsible for, the calculation or dissemination of the IOPV and make no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of each Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading. NAV is calculated by deducting all of a Fund’s liabilities from the total value of its assets and dividing the result by the number of shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate.

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In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Debt securities’ values are based on price quotations or other equivalent indications of value provided by a third-party pricing service. Any such third-party pricing service may use a variety of methodologies to value some or all of a Fund’s debt securities to determine the market price. For example, the prices of securities with characteristics similar to those held by a Fund may be used to assist with the pricing process. In addition, the pricing service may use proprietary pricing models. In certain cases, some of a Fund’s debt securities may be valued at the mean between the last available bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Short-term securities for which market quotations are not readily available and money market securities maturing in 60 days or less are valued at amortized cost. The approximate value of shares of the applicable Fund, an amount representing on a per share basis the sum of the current value of the deposit securities based on their then current market price and the estimated cash component will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of each Fund are determined as of such earlier times. The value of each Underlying Index will not be calculated and disseminated intra -day. The value and return of each Underlying Index is calculated once each trading day by the Index Provider based on prices received from the respective markets (including, with respect to each Fund other than Xtrackers Municipal Infrastructure Revenue Bond ETF, the respective international local markets).

If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Adviser believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures approved by the Board. Each Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in a Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different from the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Underlying Index. This may adversely affect a Fund’s ability to track its Underlying Index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

DIVIDENDS AND DISTRIBUTIONS

General Policies. Dividends from net investment income, if any, are generally declared and paid monthly by each Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Funds. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Funds are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of a Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Funds purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of a Fund will be taxed. The tax

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information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when a Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from a Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by a Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held such Fund’s shares. Distributions by a Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

Dividends paid by the Xtrackers Municipal Infrastructure Revenue Bond ETF that are properly designated as exempt-interest dividends will not be subject to regular U.S. federal income tax. The Fund intends to invest its assets in a manner such that a significant portion of its dividend distributions to shareholders will generally be exempt from U.S. federal income taxes. However, the Fund may invest an unlimited amount of its net assets in municipal securities that generate interest income subject to the AMT for individuals. As a result, a portion of the exempt-interest dividends paid by the Fund may be an item of tax preference to shareholders subject to the AMT. Corporate shareholders should note that income that is generally exempt from the federal AMT may in certain situations nonetheless be relevant in determining their federal AMT liability, if any. Depending on a shareholder’s state of residence, exempt-interest dividends from interest earned on municipal securities of a state or its political subdivisions may be exempt in the hands of such shareholder from income tax in that state. However, income from municipal securities of states other than the shareholder’s state of residence generally will not qualify for tax-free treatment for such shareholder.

Dividends are eligible to be qualified dividend income to you, if you meet certain holding period requirements discussed below, if they are attributable to qualified dividend income received by a Fund. Generally, qualified dividend income includes dividend income from taxable

U.S. corporations and qualified non-U.S. corporations, provided that a Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified non-U.S. corporation means any non-U.S. corporation that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company.

For a dividend to be treated as qualified dividend income, the dividend must be received with respect to a share of stock held without being hedged by a Fund, and to a share of the Fund held without being hedged by you, for 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date.

Given the investment strategies of the Funds, it is not anticipated that a significant portion of the dividends paid by the Funds will be eligible to designated as qualified dividend income (with respect to an individual shareholder) or for the corporate dividends received deduction (with respect to a corporate shareholder).

In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If a Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be re-characterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, a Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of a Fund.

Dividends and interest received by a Fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the United States may

Prospectus October 2, 2017	48	Fund Details

reduce or eliminate such taxes. If more than 50% of the total assets of a Fund at the close of a year consist of non-U.S. stocks or securities, the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as additional gross income your share of such non-U.S. taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding (currently at a rate of 28%) will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

CREATIONS AND REDEMPTIONS

Creations and Redemptions. Prior to trading in the secondary market, shares of the Funds are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof (“Creation Units”). The size of a Creation Unit will be subject to change. Each “creator” or AP enters into an authorized participant agreement (“Authorized

Participant Agreement”) with the Fund’s distributor, ALPS Distributors, Inc. (the “Distributor”), subject to acceptance by the Funds’ Transfer Agent. Only an AP may create or redeem Creation Units. Creation Units generally are issued and redeemed in exchange for a specific basket of securities approximating the holdings of a Fund and a designated amount of cash. Each Fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the Authorized Participant Agreement.

Orders for creations and redemptions must be made by an AP that is a DTC participant and must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Each Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

APs and the Continuous Offering of Shares. Because new shares may be created and issued on an ongoing basis, at any point during the life of a Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933

Prospectus October 2, 2017	49	Fund Details

Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. APs are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to a maximum of 2%, including the standard redemption fee) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fee for each of the Funds is $500. The maximum redemption fee, as a percentage of the amount redeemed, is 2%.

DISTRIBUTION

The Distributor distributes Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Funds. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

The Adviser and/or its affiliates may pay additional compensation, out of their own assets and not as an additional charge to the Funds, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial advisers”) in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares (“revenue sharing”). For example, the Adviser and/or its affiliates may compensate financial advisers for providing the Funds with “shelf space” or access to a third party platform or Fund offering list or other marketing programs, including, without limitation, inclusion of the Funds on preferred or recommended sales lists, fund “supermarket” platforms and other formal sales programs; granting the Adviser and/or its affiliates access to the financial adviser’s sales force; granting the Adviser and/or its affiliates access to the financial adviser’s conferences and meetings; assistance in training and educating the financial adviser’s personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisers may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Funds attributable to the financial adviser, the particular Fund or fund type or other measures as agreed to by the Adviser and/or its affiliates and the financial advisers or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Adviser and/or its affiliates from time to time, may be substantial, and may be different for different financial advisers based on, for example, the nature of the services provided by the financial adviser.

Receipt of, or the prospect of receiving, additional compensation may influence your financial adviser’s recommendation of the Funds. You should review your financial adviser’s compensation disclosure and/or talk to your financial adviser to obtain more information on how this compensation may have influenced your financial adviser’s recommendation of the Fund. Additional information regarding these revenue sharing payments is included in the Funds’ Statement of Additional Information, which is available to you on request at no charge (see the back cover of this Prospectus for more information on how to request a copy of the Statement of Additional Information).

It is possible that broker-dealers that execute portfolio transactions for the Funds will include firms that also sell shares of the Funds to their customers. However, the Adviser will not consider the sale of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. Accordingly, the Adviser has implemented policies and procedures reasonably designed to prevent its traders from considering sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. In addition, the Adviser and/or its affiliates will not use Fund brokerage to pay for their obligation to provide additional compensation to financial advisers as described above.

FUND SERVICE PROVIDERS

The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286 (“BNYM”), is the administrator, custodian and fund accounting and transfer agent for each Fund.

Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, serves as legal counsel to the Funds.

Ernst & Young LLP, 5 Times Square, New York, New York 10036, serves as each Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

INDEX PROVIDER

Solactive, which is not an affiliate of the Adviser, is responsible for the rules-based methodology of the Solactive Indexes. See “Index Provider” in the SAI. Solactive is not affiliated with the Trust, the Adviser, BNYM, the Distributor or any of their respective affiliates.

Solactive is responsible for administration and calculation of the Solactive Indexes. Solactive is responsible for implementing the methodology for the composition of the Underlying Indexes.

Prospectus October 2, 2017	50	Fund Details

The Adviser has entered into a license agreement with the Index Provider to use each Underlying Index. The Adviser sublicenses rights in each Underlying Index to the Trust at no charge.

DISCLAIMERS

The Funds are not sponsored, endorsed, sold or promoted by Solactive. Neither Solactive nor any other party makes any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding advisability of investing in funds generally or in this Fund particularly or the ability of each Underlying Index to track general stock market performance. Solactive is the licensor of certain trademarks, service marks and trade names of Solactive and of the Underlying Indexes which are determined, composed and calculated by Solactive without regard to the Trust, the Adviser or the Fund. Solactive has no obligation to take the needs of the Adviser or the owners of the Funds into consideration in determining, composing or calculating the Underlying Indexes. Solactive is not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by which the Funds are redeemable for cash. Neither Solactive nor any other party has any obligation or liability to owners of the Funds in connection with the administration, marketing or trading of the Funds.

Although Solactive shall obtain information for inclusion in or for use in the calculation of the indexes from sources which Solactive considers reliable, neither Solactive nor any other party guarantees the accuracy and/or the completeness of the indexes or any data included therein. Neither Solactive nor any other party makes any warranty, express or implied, as to results to be obtained by licensee, licensee’s customers and counterparties, owners of the Funds, or any other person or entity from the use of the indexes or any data included hereunder or for any other use. Neither Solactive nor any other party makes any express or implied warranties, and Solactive hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indexes or any data included therein. Without limiting any of the foregoing, in no event shall Solactive or any other party have any liability for direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

(Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF, Xtrackers Investment Grade Bond – Interest Rate Hedged ETF and Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF only)

Shares of the Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF, Xtrackers Investment Grade

Bond – Interest Rate Hedged ETF and Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF (the “Funds”) are not sponsored, endorsed or promoted by Bats BZX Exchange. Bats BZX Exchange makes no representation or warranty, express or implied, to the owners of the shares of the Funds or any member of the public regarding the ability of the Funds to track the total return performance of the Solactive High Yield Corporate Bond – Interest Rate Hedged Index, the Solactive Investment Grade Bond – Interest Rate Hedged Index and the Solactive Emerging Markets Bond – Interest Rate Hedged Index, respectively (the “Underlying Indexes”) or the ability of the Underlying Indexes to track stock market performance. Bats BZX Exchange is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Indexes, nor in the determination of the timing of, prices of, or quantities of shares of the Funds to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. Bats BZX Exchange has no obligation or liability to owners of the shares of the Funds in connection with the administration, marketing or trading of the shares of the Funds.

Bats BZX Exchange does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein. Bats BZX Exchange makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Funds as licensee, licensee’s customers and counterparties, owners of the shares of the Funds, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. Bats BZX Exchange makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Bats BZX Exchange have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

(Xtrackers Municipal Infrastructure Revenue Bond ETF only) Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of its Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the

Prospectus October 2, 2017	51	Fund Details

equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Adviser does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and the Adviser shall have no liability for any errors, omissions or interruptions therein.

The Adviser makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often shares of each Fund traded on NYSE Arca or Bats at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past calendar year can be found at www.Xtrackers.com.

Prospectus October 2, 2017	52	Fund Details

The financial highlights table is intended to help you understand each Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund Share. The total returns in the table represent the rate than an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information has been derived from the Funds’ financial statements which have been audited by Ernst & Young LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report as of May 31, 2017 and for the fiscal period then ended, which is available upon request.

Xtrackers High Yield Corporate Bond — Interest Rate Hedged ETF

	Years Ended May 31,		Period Ended May 31,
	2017	2016	2015[a]

Selected Per Share Data
Net asset value, beginning of period	$22.23	$24.57	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	1.17	1.08	0.29
Net realized and unrealized gain (loss)	1.30	(2.10)	(0.51)
Total from investment operations	2.47	(1.02)	(0.22)
Less distributions from:
Net investment income	(1.28)	(1.32)	(0.21)
Total distributions	(1.28)	(1.32)	(0.21)
Net asset value, end of period	$23.42	$22.23	$24.57
Total Return (%)	11.40	(4.06)	(0.87	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	9	11
Ratio of expenses (%)	0.39	0.45	0.45	*
Ratio of net investment income (loss) (%)	5.08	4.81	4.75	*
Portfolio turnover rate (%)[d]	33	35	13	**

[a]	For the period March 3, 2015 (commencement of operations) through May 31, 2015.
[b]	Based on average shares outstanding during the period.
[d]	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*	Annualized.
**	Not Annualized.

Prospectus October 2, 2017	53	Financial Highlights

Xtrackers Investment Grade Bond — Interest Rate Hedged ETF

	Years Ended May 31,		Period Ended May 31,
	2017	2016	2015[a]

Selected Per Share Data
Net asset value, beginning of period	$23.79	$24.63	$25.00
Income (loss) from investment operations:
Net investment income (loss)[c]	0.73	0.71	0.17
Net realized and unrealized gain (loss)	0.39	(0.73)	(0.43)
Total from investment operations	1.12	(0.02)	(0.26)
Less distributions from:
Net investment income	(0.82)	(0.82)	(0.11)
Total distributions	(0.82)	(0.82)	(0.11)
Net asset value, end of period	$24.09	$23.79	$24.63
Total Return (%)	4.79	(0.04)	(1.03	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	5	6
Ratio of expenses (%)	0.25	0.25	0.25	*
Ratio of net investment income (loss) (%)	3.04	3.00	2.72	*
Portfolio turnover rate (%)[d]	26	14	7	**

[a]	For the period March 3, 2015 (commencement of operations) through May 31, 2015.
[c]	Based on average shares outstanding during the period.
[d]	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*	Annualized.
**	Not Annualized.

Prospectus October 2, 2017	54	Financial Highlights

Xtrackers Emerging Markets Bond — Interest Rate Hedged ETF

	Years Ended May 31,		Period Ended May 31,
	2017	2016	2015[a]

Selected Per Share Data
Net asset value, beginning of period	$23.96	$25.03	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	1.07	1.07	0.27
Net realized and unrealized gain (loss)	1.18	(0.80)	(0.04)
Total from investment operations	2.25	0.27	0.23
Less distributions from:
Net investment income	(1.30)	(1.26)	(0.20)
Net realized gains	—	(0.08)	—
Total distributions	(1.30)	(1.34)	(0.20)
Net asset value, end of period	$24.91	$23.96	$25.03
Total Return (%)	9.61	1.22	0.90	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	6	6
Ratio of expenses (%)	0.47	0.50	0.50	*
Ratio of net investment income (loss) (%)	4.35	4.45	4.35	*
Portfolio turnover rate (%)[d]	35	15	1	**

[a]	For the period March 3, 2015 (commencement of operations) through May 31, 2015.
[b]	Based on average shares outstanding during the period.
[d]	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*	Annualized.
**	Not Annualized.

Prospectus October 2, 2017	55	Financial Highlights

Xtrackers Municipal Infrastructure Revenue Bond ETF

	Years Ended May 31,			Period Ended May 31,
	2017	2016	2015	2014[b]

Selected Per Share Data
Net asset value, beginning of period	$27.17	$25.49	$25.07	$25.00
Income (loss) from investment operations:
Net investment income (loss)[c]	0.66	0.80	0.81	0.81
Net realized and unrealized gain (loss)	(0.46)	1.67	0.40	0.00	[e]
Total from investment operations	0.20	2.47	1.21	0.81
Less distributions from:
Net investment income	(0.66)	(0.79)	(0.79)	(0.74)
Total distributions	(0.66)	(0.79)	(0.79)	(0.74)
Net asset value, end of period	$26.71	$27.17	$25.49	$25.07
Total Return (%)	0.77	9.89	4.88	3.46	**[f]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	60	37	22	16
Ratio of expenses before fee waiver (%)	0.30	0.30	0.30	0.32	*
Ratio of expenses after fee waiver (%)	0.30	0.30	0.30	0.30	*
Ratio of net investment income (loss) (%)	2.50	3.07	3.16	3.48	*
Portfolio turnover rate (%)[d]	0	13	4	5	**

(b)	For the period June 4, 2013 (commencement of operations) through May 31, 2014.
(c)	Based on average shares outstanding during the period.
(d)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
(e)	Less than 0.005.
(f)	The Total Return would have been lower if certain fees had not been reimbursed by the Advisor.
*	Annualized.
**	Not Annualized.

Prospectus October 2, 2017	56	Financial Highlights

FOR MORE INFORMATION:

WWW.XTRACKERS.COM

1-855-329-3837 (1-855-DBX-ETFS)

Copies of the Prospectus, SAI and recent shareholder reports, when available, can be found on our website at www.Xtrackers.com. For more information about the Funds, you may request a copy of the SAI. The SAI provides detailed information about the Funds and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

If you have any questions about the Trust or shares of the Funds or you wish to obtain the SAI or shareholder report free of charge, please:

Call:	1-855-329-3837 or 1-855-DBX-ETFS (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
E-mail:dbxquestions@list.db.com
Write:	DBX ETF Trust c/o ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Funds and their shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-22487

Xtrackers Harvest CSI 300 China A-Shares ETF
NYSE Arca, Inc.: ASHR

Xtrackers CSI 300 China A-Shares Hedged Equity ETF
NYSE Arca, Inc.: ASHX

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
NYSE Arca, Inc.: ASHS

Xtrackers MSCI All China Equity ETF
NYSE Arca, Inc.: CN

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY ENTITY OR PERSON.

i

INVESTMENT OBJECTIVE

The Xtrackers Harvest CSI 300 China A-Shares ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the CSI 300 Index (the “Underlying Index”).

FEES AND EXPENSES

These are the fees and expenses that you will pay when you buy and hold shares. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee	0.65
Other Expenses	None
Total Annual Fund Operating Expenses	0.65

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$208	$362	$810

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the Fund’s performance. For the fiscal year ended May 31, 2017, the Fund’s portfolio turnover rate was 68%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a “passive” or indexing investment approach, seeks investments results that correspond generally to the performance, before fees and expense, of the Underlying Index, which is designed to reflect the price fluctuation and performance of the China A-Share market and is composed of the 300 largest and most liquid stocks in the China A-Share market. The Underlying Index includes small-cap, mid-cap, and large-cap stocks. DBX Advisors LLC (the “Adviser”) expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.

A-Shares are equity securities issued by companies incorporated in mainland China and are denominated and traded in renminbi (“RMB”) on the Shenzhen and Shanghai Stock Exchanges. Under current regulations in the People’s Republic of China (“China” or the “PRC”), foreign investors can invest in the domestic PRC securities markets through certain market-access programs. These programs include the Qualified Foreign Institutional Investor (“QFII”) or a Renminbi Qualified Foreign Institutional Investor (“RQFII”) licenses obtained from the China Securities Regulatory Commission (“CSRC”). QFII and RQFII investors have also been granted a specific aggregate dollar amount investment quota by China’s State Administration of Foreign Exchange (“SAFE”) to invest foreign freely convertible currencies (in the case of a QFII) and RMB (in the case of an RQFII) in the PRC for the purpose of investing in the PRC’s domestic securities markets.

Harvest Global Investments Limited (the “Sub-Adviser” or “HGI”) is a licensed RQFII and has been granted RQFII quota for the Fund’s investments. The Sub-Adviser, on behalf of the Fund, may invest in A-Shares and other permitted China securities listed on the Shanghai and Shenzhen Stock Exchanges up to the specified quota amount. The Sub-Adviser may apply for an increase of the initial RQFII quota subject to certain conditions, including the use of all or substantially all of the initial quota. There is

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no guarantee that an application for additional quota will be granted. The Fund may also invest in A-Shares listed and traded on the Shanghai Stock Exchange and Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a securities trading and clearing program between either the Shanghai Stock Exchange or Shenzhen Stock Exchange and any of the Stock Exchange of Hong Kong Limited (“SEHK”), China Securities Depository or, Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited. Stock Connect is designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle shares on each market via their local exchanges. Trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day. Accordingly, the Fund’s direct investments in A-Shares will be limited by the quota allocated to the RQFII, i.e., the Sub-Adviser, or QFII, via Stock Connect, and by the daily quotas that limit total purchases and/or sales through Stock Connect. Investment companies are not currently within the types of entities that are eligible for an RQFII or QFII license.

The Sub-Adviser expects to use a full replication indexing strategy to seek to track the Underlying Index. As such, the Sub-Adviser expects to invest directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the Sub-Adviser to acquire component securities due to limited availability or regulatory restrictions, the Sub-Adviser may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index when the Sub-Adviser is using a representative sampling indexing strategy.

The Fund will normally invest at least 80% of its total assets in securities of issuers that comprise the Underlying Index. The Fund will seek to achieve its investment objective by primarily investing directly in A-Shares. Because the Fund does not satisfy the criteria to qualify as an RQFII or QFII itself, the Fund intends to invest directly in A-Shares via the A-Share quota granted to the Sub-Adviser and may also invest through Stock Connect. While the Fund intends to invest primarily and directly in A-Shares, the Fund also may invest in securities of issuers not included in the Underlying Index, futures contracts, swap contracts and other types of derivative instruments, and other pooled investment vehicles, including affiliated and/or foreign investment companies, that the Adviser and/or Sub-Adviser believes will help the Fund to achieve its investment objective. The remainder of the Fund’s assets will be invested primarily in money market instruments and cash equivalents. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in A-Shares of Chinese issuers or in derivative instruments and other securities that provide investment exposure to A-Shares of Chinese issuers.

As of July 31, 2017, the Underlying Index consisted of 300 securities with an average market capitalization of approximately $15.7 billion and a minimum market capitalization of approximately $1.9 billion.

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that the Underlying Index is concentrated. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of issuers in the financial services (35.8%) and industrials (15.4%) sectors.

MAIN RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return, and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About the Funds’ Investment Strategies, Underlying Indexes and Risks – Further Discussion of Main Risks” and in the Statement of Additional Information (“SAI”).

Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the Fund makes, which could affect the Fund’s ability to sell them at an attractive price. To the extent the Fund invests in a particular capitalization or sector, the Fund’s performance may be affected by the general performance of that particular capitalization or sector.

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Special risk considerations relating to the RQFII regime and investments in A-Shares. The Adviser’s ability to achieve the Fund’s investment objective by investing in the component securities of the Underlying Index is dependent on the continuous availability of A-Shares. Because the Fund will not be able to invest directly in A-Shares in excess of the Sub-Adviser’s RQFII quota and beyond the limits that may be imposed by Stock Connect, the size of the Fund’s direct investment in A-Shares may be limited. If the Sub-Adviser’s RQFII quota is or becomes inadequate to meet the investment needs of the Fund or if the Sub-Adviser is unable to maintain its RQFII status, the Adviser and/or Sub-Adviser may seek to gain exposure to the A-Share market by investing in securities not included in the Underlying Index, futures contracts, swaps and other derivative instruments, and other pooled investment vehicles, including foreign and/or affiliated funds, that provide exposure to the A-Share market until additional RQFII quota can be obtained. A reduction in or elimination of the RQFII quota may not only adversely affect the ability of the Fund to invest directly in A-Shares, but also the willingness of swap counterparties to engage in swaps and the performance of pooled investment vehicles linked to the performance of A-Shares. Therefore, any such reduction or elimination may have a material adverse effect on the ability of the Fund to achieve its investment objective. These risks are compounded by the fact that at present there are only a limited number of firms and counterparties that have QFII or RQFII status or are otherwise able to obtain A-Shares quota. In addition, the RQFII quota may be reduced or revoked by Chinese regulators if, among other things, the Sub-Adviser fails to observe SAFE and other applicable Chinese regulations, which could also lead to other adverse consequences, including the requirement that the Fund dispose of its A-Shares holdings. There can be no guarantee that the Fund will be able to invest in appropriate futures contracts, swaps and other derivative instruments, and the PRC government may at times restrict the ability of firms regulated in the PRC to make such instruments available. In addition, there are custody risks associated with investing through an RQFII, where, due to requirements regarding establishing a custody account in the joint names of the Fund and the Sub-Adviser, the Fund’s assets may not be as well protected from the claims of the Sub-Adviser’s creditors than if the Fund had an account in its name only.

If the Fund is unable to obtain sufficient exposure to the performance of the Underlying Index due to the limited availability of RQFII quota or other investments that provide exposure to the performance of A-Shares, the Fund could, among other actions, limit or suspend creations until the Sub-Adviser determines that the requisite exposure to the Underlying Index is obtainable. During the period that creations are limited or suspended, the Fund could trade at a significant premium or discount to the NAV and could experience substantial redemptions. Alternatively, the Fund could change its investment objective by, for example, seeking to track an alternative index that does not include A-Shares as its component securities, or decide to liquidate the Fund.

Special risk considerations of investing in China. Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets (including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers), whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers (or action by the Chinese government that discourages brokers from serving international clients), (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) higher market volatility caused by any potential regional territorial conflicts or natural disasters, (x) the risk of increased trade tariffs, embargoes and other trade limitations, (xi) restrictions on foreign ownership, (xii) custody risks associated with investing through an RQFII or other programs to access the Chinese securities markets, (xiii) both interim and permanent market regulations which may affect the ability of certain stockholders to sell Chinese securities when it would otherwise be advisable, and (xiv) different and less stringent financial reporting standards.

A-Shares tax risk. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the Fund. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises (including QFIIs and RQFIIs) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.

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Effective November 17, 2014, the corporate income tax for QFIIs and RQFIIs, with respect to capital gains, will be temporarily lifted. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the Fund, while realized gains from shares in non-land-rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-U.S. Double Taxation Agreement. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. The Fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on the Fund’s return could be substantial. The Fund may also be liable to the Sub-Adviser for any tax that is imposed on the Sub-Adviser by the PRC with respect to the Fund’s investments. If the Fund’s direct investments in A-Shares through the Sub-Adviser’s RQFII quota become subject to repatriation restrictions, the Fund may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code, and be subject to tax at the Fund level.

The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, including with respect to the possible liability of the Fund for obligations of an RQFII. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of an RQFII acting for a foreign investor such as the Fund is also uncertain. Finally, it is also unclear whether an RQFII would also be eligible for PRC Business Tax (“BT”) exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes could have a material adverse effect on the Fund’s returns. Since May 1, 2016, RQFIIs are exempt from PRC Value-Added Tax, which replaced the BT with respect to gains realized from the disposal of securities, including A-Shares.

The PRC rules for taxation of RQFIIs (and QFIIs) are evolving and certain tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to the Fund and its shareholders.

If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to RQFIIs and/or begins collecting capital gains taxes on such investments, the Fund could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on the Fund’s return could be substantial. The Fund will be liable to the Sub-Adviser for any Chinese tax that is imposed on the Sub-Adviser with respect to the Fund’s investments.

As described below under “Taxes – Taxes on Distributions,” the Fund may elect, for U.S. federal income tax purposes, to treat Chinese taxes (including withholding taxes) paid by the Fund as paid by its shareholders. Even if the Fund is qualified to make that election and does so, however, your ability to claim a credit for certain Chinese taxes may be limited under general U.S. tax principles.

In addition, to the extent the Fund invests in swaps and other derivative instruments, such investments may be less tax-efficient from a U.S. tax perspective than direct investment in A-Shares and may be subject to special U.S. federal income tax rules that could adversely affect the Fund. Also the Fund may be required to periodically adjust its positions in those instruments to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-Shares.

Should the Chinese government impose restrictions on the Fund’s ability to repatriate funds associated with direct investment in A-Shares, the Fund may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the Fund may therefore be subject to Fund-level U.S. federal taxes.

Risks of investing through Stock Connect. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude the Fund’s ability to invest in Stock Connect A-Shares. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to the Fund. Moreover, Stock Connect A-Shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-Shares. Therefore, the Fund’s investments in Stock Connect A-Shares are generally subject to PRC securities regulations and listing rules, among other restrictions. Finally, while overseas investors currently are exempted from paying capital gains or business taxes on income and gains from investments in Stock Connect A-Shares, these PRC tax rules could be changed, which could result in unexpected tax liabilities for the Fund.

The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or

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whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

Depositary receipt risk. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in securities of Chinese issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.

Derivatives risk. Risks associated with derivatives include the risk that the derivative is not well correlated with the security or index to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund.

Counterparty risk. A financial institution or other counterparty with whom the Fund does business, or that underwrites, distributes or guarantees any investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund.

Currency and repatriation risk. The Underlying Index is calculated in onshore RMB (CNY) whereas the Fund’s reference currency is the U.S. dollar. As a result, the Fund’s return may be adversely affected by currency exchange rates. The value of the U.S. dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currencies by a country’s government.

In addition, the Chinese government heavily regulates the domestic exchange of foreign currencies within China. Chinese law requires that all domestic transactions must be settled in RMB, places significant restrictions on the remittance of foreign currencies, and strictly regulates currency exchange from RMB. There is no assurance that there will always be sufficient amounts of RMB for the Fund to remain fully invested. Repatriations by RQFIIs are currently permitted daily and are not subject to repatriation restrictions or prior regulatory approval. However, there is no assurance that Chinese rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Further, such changes to the Chinese rules and regulations may be applied retroactively. Any restrictions on repatriation of the Fund’s portfolio investments may have an adverse effect on the Fund’s ability to meet redemption requests.

Financial services sector risk. The Fund invests a significant portion of its assets in securities of issuers in the financial services sector in order to track the Underlying Index’s allocation to that sector. The financial services industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets since late 2007 generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. The Chinese government encourages banks and certain non-banking financial institutions to conduct strategic transformation and financial innovations in various areas, and continue to facilitate greater access to China’s financial industries. Such changes may have an adverse effect on the value of the Fund’s financial institution holdings. The Fund also may be subject to ownership restrictions with respect to its investments in banks and certain other financial institutions in China.

Industrials sector risk. The Fund invests a significant portion of its assets in securities issued by companies in the industrials sector in order to track the Underlying Index’s allocation to that sector. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Because as currently constituted the industrials sector represents a significant portion of the Underlying Index, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government

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regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

Indexing risk. While the exposure of the Underlying Index to its component securities is by definition 100%, the Fund’s effective exposure to Underlying Index securities may vary over time. Because the Fund, as an index fund, is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

Pricing risk. If market conditions make it difficult to value some investments (including China A-Shares), the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

Tracking error risk. The performance of the Fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows, operational inefficiencies, and the effect of Chinese taxes. The Fund’s return also may diverge from the return of the Underlying Index because the Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. The Fund’s use of derivatives may also increase the deviation between the Fund’s return and that of the Underlying Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time and time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, a Fund may not be able to invest in certain securities included in its Underlying Index, or invest in them in the exact proportions they represent of its Underlying Index, due to legal restrictions or limitations imposed by the Chinese government, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons.

The performance of the Fund also may diverge from that of the Underlying Index if the Adviser and/or Sub-Adviser seek to gain exposure to A-Shares by investing in securities not included in the Underlying Index, derivative instruments, and other pooled investment vehicles because the Sub-Adviser’s RQFII quota has become inadequate or the Sub-Adviser is unable to maintain its RQFII status. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices in the Chinese markets (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected. If the Fund uses a representative sampling approach, it may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Underlying Index.

Market price risk. Fund shares are listed for trading on NYSE Arca and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. The Adviser cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. However, the Fund may have a limited number of financial institutions that may act as APs or market makers. Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described below under “Purchase and Sale of Fund Shares”). If those APs exit the business or are unable to process creation and/or redemption orders (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in Fund shares. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and

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redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the Fund may be traded in markets that close at a different time than the NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. The bid/ask spread of the Fund may be wider in comparison to the bid/ask spread of other ETFs, due to the Fund’s exposure to A-Shares. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the Fund.

Operational risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Cash transactions risk. Unlike most other ETFs, the Fund expects to effect its creations and redemptions principally for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time. This may cause the Fund to recognize gains or losses that it might not have incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in kind. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on an exchange.

Country concentration risk. Because the Fund invests all of its assets in the securities of a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance.

Small and medium company risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

PERFORMANCE INFORMATION

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of the Underlying Index and a broad measure of market performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.Xtrackers.com.

CALENDAR YEAR TOTAL RETURN as of 12/31

The Fund’s year-to-date return was 14.82% as of June 30, 2017.

During the period shown in the above chart, the Fund’s highest and lowest calendar quarter returns were 42.10% and (30.92)%, respectively, for the quarters ended December 31, 2014 and September 30, 2015.

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AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2016

	1 Year	Since Inception November 6, 2013
Returns before taxes	(15.06)%	7.22%
Returns after taxes on distributions	(15.00)%	4.15%
Returns after taxes on distributions and sale of Fund shares	(8.20)%	4.74%
CSI 300 Index	(15.41)%	8.44%
MSCI ACWI ex USA Index	4.50%	(1.04)%

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the Fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.

MANAGEMENT

Investment Adviser

DBX Advisors LLC.

Sub-Adviser

Harvest Global Investments Limited.

Portfolio Manager. Teresa Zheng, an employee of the Sub-Adviser, is the portfolio manager for the Fund and is primarily responsible for the day-to-day management of the Fund. Ms. Zheng has been a portfolio manager of the Fund since November 2016.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold through a brokerage firm. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with the Fund’s distributor.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax-deferred investment plans, however, may be taxable to you.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus October 2, 2017	8	Xtrackers Harvest CSI 300 China A-Shares ETF

INVESTMENT OBJECTIVE

The Xtrackers CSI 300 China A-Shares Hedged Equity ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the CSI 300 USD Hedged Index (the “Underlying Index”).

FEES AND EXPENSES

The following table describes the fees and expenses that you will incur if you buy and hold shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee	0.70
Other Expenses	None
Acquired Fund Fees and Expenses*	0.65
Total Annual Fund Operating Expenses	1.35
Fee Waiver and/or Expense Reimbursement**	(0.65)
Total Annual Fund Operating Expenses After Fee Waiver	0.70

*	“Acquired Fund Fees and Expenses” reflect the Fund’s pro rata share of the fees and expenses incurred by investing in the Xtrackers Harvest CSI 300 China A-Shares ETF (the “Underlying Fund”). The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not used to calculate the Fund’s net asset value (“NAV”) per share.

**	The Adviser has contractually agreed, until October 1, 2018, to waive fees and/or reimburse the Fund’s expenses to limit the Fund’s current operating expenses (except for interest expense, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses) by an amount equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investments in the Underlying Fund. This agreement may only be terminated by the Fund’s Board (and may not be terminated by the Adviser) prior to that time.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year

and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$72	$296	$611	$1,507

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example and can affect the Fund’s performance. For the fiscal year ended May 31, 2017, the Fund’s portfolio turnover rate was 6%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, while mitigating exposure to fluctuations between the value of the renminbi (“RMB”) and the U.S. dollar. The Underlying Index is designed to reflect the price fluctuation and performance of the China A-Share market hedged against the U.S. dollar. The Underlying Index includes the 300 largest and most liquid stocks in the China A-Share market. The Underlying Index includes small-cap, mid-cap, and large-cap stocks. Currently, the Fund achieves its investment objective by investing a substantial portion of its assets in the Underlying Fund. DBX Advisors LLC (the “Adviser”) expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.

A-Shares are equity securities issued by companies incorporated in mainland China and are denominated and traded in RMB on the Shenzhen and Shanghai Stock Exchanges. Under current regulations in the People’s

Prospectus October 2, 2017	9	Xtrackers CSI 300 China A-Shares Hedged Equity ETF

Republic of China (“China” or the “PRC”), foreign investors can invest in the domestic PRC securities markets through certain market-access programs. These programs include the Qualified Foreign Institutional Investor (“QFII”) or a Renminbi Qualified Foreign Institutional Investor (“RQFII”) licenses obtained from the China Securities Regulatory Commission (“CSRC”). QFII and RQFII investors have also been granted a specific aggregate dollar amount investment quota by China’s State Administration of Foreign Exchange (“SAFE”) to invest foreign freely convertible currencies (in the case of a QFII) and RMB (in the case of an RQFII) in the PRC for the purpose of investing in the PRC’s domestic securities markets.

The Adviser expects to obtain exposure to the A-Share components of the Underlying Index indirectly by investing in the Underlying Fund, which is advised by the Adviser and sub-advised by Harvest Global Investments Limited (the “Sub-Adviser” or “HGI”), a licensed RQFII, that invests in A-Shares directly. The Fund does not currently intend to invest in A-Shares directly. The Underlying Fund seeks investment results that correspond generally to the performance, before fees and expenses, of the CSI 300 Index. To obtain exposure to the currency hedging component of the Underlying Index, the Adviser intends to invest directly in forward currency contracts.

HGI is a licensed RQFII and has been granted RQFII quota for the Underlying Fund’s investments. HGI, on behalf of the Underlying Fund, may invest in A-Shares and other permitted China securities listed on the Shanghai and Shenzhen Stock Exchanges up to the specified quota amount. HGI may apply for an increase of the initial RQFII quota subject to certain conditions, including the use of all or substantially all of the initial quota. There is no guarantee that an application for additional quota will be granted. The Underlying Fund may also invest in A-Shares listed and traded on the Shanghai Stock Exchange and Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a securities trading and clearing program between either the Shanghai Stock Exchange or Shenzhen Stock Exchange and any of the Stock Exchange of Hong Kong Limited (“SEHK”), China Securities Depository or, Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited. Stock Connect is designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle shares on each market via their local exchanges. Trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day. Accordingly, the Underlying Fund’s direct investments in A-Shares will be limited by the quota allocated to the RQFII, i.e., HGI, or QFII, via Stock Connect, and by daily quotas that limit total purchases and/or sales through Stock Connect. Investment companies are not currently within the types of entities that are eligible for an RQFII or QFII license.

On behalf of the Underlying Fund, HGI expects to use a full replication indexing strategy to seek to track the CSI 300 Index. As such, HGI expects to invest directly in the component securities (or a substantial number of the component securities) of the CSI 300 Index in substantially the same weightings in which they are represented in the CSI 300 Index. If it is not possible for HGI to acquire component securities due to limited availability or regulatory restrictions, HGI may use a representative sampling indexing strategy to seek to track the CSI 300 Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the CSI 300 Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the CSI 300 Index. The Underlying Fund may or may not hold all of the securities in the CSI 300 Index when HGI is using a representative sampling indexing strategy.

The Fund will normally invest at least 80% of its total assets in securities of issuers that comprise the Underlying Index (including indirect investments through the Underlying Fund) and in instruments designed to hedge against the Fund’s exposure to the RMB. The Fund will seek to achieve its investment objective by primarily investing indirectly in A-Shares through the Underlying Fund and in forward currency contracts. Because the Fund does not satisfy the criteria to qualify as an RQFII or QFII itself, the Fund intends to invest indirectly in A-Shares through the Underlying Fund via the A-Share quota granted to HGI with respect to the Underlying Fund. The Underlying Fund may also invest through Stock Connect. The Underlying Fund also may invest in securities of issuers not included in the Underlying Index, futures contracts, swap contracts and other types of derivative instruments, and other pooled investment vehicles, including affiliated and/or foreign investment companies, that the Adviser and/or HGI believes will help the Underlying Fund to achieve its investment objective. The remainder of the Underlying Fund’s assets will be invested primarily in money market instruments and cash equivalents.

As of July 31, 2017, the Underlying Index consisted of 300 securities with an average market capitalization of approximately $15.7 billion and a minimum market capitalization of approximately $1.9 billion.

The Fund enters into forward currency contracts designed to offset the Fund’s exposure to the RMB. The Fund hedges the

Prospectus October 2, 2017	10	Xtrackers CSI 300 China A-Shares Hedged Equity ETF

RMB to the U.S. dollar by selling offshore RMB (referred to as “CNH”) currency forwards at the one-month forward rate published by WM/Reuters. The amount of forward contracts in the Fund is based on the aggregate exposure of the Fund and Underlying Index to the RMB based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on Fund returns, this does not necessarily eliminate exposure to all currency fluctuations. Moreover, the A-Shares included in the Underlying Index are denominated in Chinese onshore RMB (referred to as “CNY”), but the Fund’s currency forwards will be for CNH because China’s restrictions on the exchange of CNY currently render it infeasible to hedge CNY directly. Accordingly, the return of the forward currency contracts may not perfectly offset the actual fluctuations of the RMB relative to the U.S. dollar. The Fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in U.S. dollars.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in A-Shares of Chinese issuers (including indirect investments through the Underlying Fund) or in derivative instruments and other securities that provide investment exposure to A-Shares of Chinese issuers and in instruments designed to hedge against the Fund’s exposure to the RMB.

The Fund will, indirectly through its investment in the Underlying Fund, concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of issuers in the financial services (35.8%) and industrials (15.4%) sectors.

MAIN RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About the Funds’ Investment Strategies, Underlying Indexes and Risks – Further Discussion of Main Risks” and in the Statement of Additional Information (“SAI”).

Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the Fund makes, which could affect the Fund’s ability to sell them at an attractive price. To the extent the Fund or the Underlying Fund invests in a particular capitalization or market sector, the Fund’s performance may be proportionately affected by the general performance of that particular capitalization or sector.

Special risk considerations relating to the RQFII regime and investments in A-Shares. The Adviser’s ability to achieve the Fund’s investment objective is dependent, in part, on the continuous availability of A-Shares through the Fund’s investment in the Underlying Fund. Because the Underlying Fund will not be able to invest directly in A-Shares in excess of HGI’s RQFII quota and beyond the limits that may be imposed by Stock Connect, the size of the Fund’s exposure to A-Shares may be limited. If the Underlying Fund’s RQFII quota is or becomes inadequate to meet its investment needs, shares of the Underlying Fund may no longer be available for investment by the Fund, may trade at a premium to NAV, or may no longer be a suitable investment for the Fund. In such case, HGI may seek to gain exposure to the A-Share market on behalf of the Underlying Fund (or the Adviser may seek to do so on behalf of the Fund directly) by investing in securities not included in the Underlying Index, futures contracts, swaps and other derivative instruments, and other pooled investment vehicles, including foreign and/or affiliated funds, that provide exposure to the A-Share market. A reduction in or elimination of RQFII quota, generally, may not only adversely affect the ability of the Fund to obtain investment exposure to A-Shares, but also the willingness of swap counterparties to engage in swaps and the performance of pooled investment vehicles linked to the performance of A-Shares. Therefore, any such reduction or elimination may have a material adverse effect on the ability of the Fund to achieve its investment objective. These risks are compounded by the fact that at present there are only a limited number of firms and counterparties that have QFII or RQFII status or are otherwise able to obtain A-Shares quota. There can be no guarantee that the Fund will be able to invest in appropriate futures contracts, swaps and other derivative instruments, and the PRC government may at times restrict the ability of firms regulated in the PRC to make such instruments available.

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If the Fund is unable to obtain sufficient exposure to the performance of the A-Shares component of the Underlying Index due to the limited availability of RQFII quota or other investments that provide exposure to the performance of A-Shares, the Fund could, among other actions, limit or suspend creations until the Adviser determines that the requisite exposure to the A-Shares component of the Underlying Index is obtainable. During the period that creations are limited or suspended, the Fund could trade at a significant premium or discount to the NAV and could experience substantial redemptions. Alternatively, the Fund could change its investment objective by, for example, seeking to track an alternative index that does not include A-Shares as component securities, or decide to liquidate the Fund.

Special risk considerations of investing in China. Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets (including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers), whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers (or action by the Chinese government that discourages brokers from serving international clients), (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) higher market volatility caused by any potential regional territorial conflicts or natural disasters, (x) the risk of increased trade tariffs, embargoes and other trade limitations, (xi) restrictions on foreign ownership, (xii) custody risks associated with investing through an RQFII or other programs to access the Chinese securities markets, (xiii) both interim and permanent market regulations which may affect the ability of certain stockholders to sell Chinese securities when it would otherwise be advisable, and (xiv) different and less stringent financial reporting standards.

A-Shares tax risk. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the Underlying Fund. Specific rules governing taxes on capital gains derived by RQFIIs and QFIIs from the trading of PRC securities have yet to be announced. In the absence of specific rules, the tax treatment of the Underlying Fund’s investments in A-Shares through HGI’s RQFII quota should be governed by the general PRC tax provisions and provisions applicable to RQFIIs. Under these provisions, the Underlying Fund is generally subject to a tax of 10% on any dividends and interest derived by nonresident enterprises (including QFIIs and RQFIIs) from issuers resident in China. In addition, a nonresident enterprise is subject to withholding tax at a rate of 10% on its capital gains, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.

Effective November 17, 2014, the corporate income tax for QFIIs and RQFIIs, with respect to capital gains, will be temporarily lifted for a period of three years. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the Underlying Fund, while realized gains from shares in non-land-rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-U.S. Double Taxation Agreement. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. The Underlying Fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on the Underlying Fund’s return could be substantial. The Underlying Fund may also be liable to the Sub-Adviser for any tax that is imposed on the Sub-Adviser by the PRC with respect to the Underlying Fund’s investments. If the Underlying Fund’s direct investments in A-Shares through the Sub-Adviser’s RQFII quote become subject to repatriation restrictions, the Underlying Fund may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code, and be subject to tax at the Fund level.

The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, including with respect to the possible liability of the Fund for obligations of HGI. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of an RQFII acting for a foreign investor such as the Underlying Fund is also uncertain. Finally, it is whether an RQFII would also be eligible for PRC Business Tax (“BT”) exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes on the Underlying Fund could have a material adverse effect on the Fund’s returns. Since May 1, 2016, RQFIIs are exempt from PRC Value-Added Tax, which replaced the BT with respect to gains realized from the disposal of securities, including A-Shares.

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The PRC rules for taxation of RQFIIs (and QFIIs) are evolving and certain of the tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to the Underlying Fund and its shareholders.

If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to RQFIIs and/or begins collecting capital gains taxes on such investments, the Underlying Fund could be subject to withholding tax liability in excess of the amount reserved. The impact of any such tax liability on the Fund’s return could be substantial. The Underlying Fund will be liable to HGI for any Chinese tax that is imposed on HGI with respect to the Underlying Fund’s investments.

As described below under “Taxes – Taxes on Distributions,” the Fund may elect, for U.S. federal income tax purposes, to treat Chinese taxes (including withholding taxes) paid by the Fund as paid by its shareholders. Even if the Fund is qualified to make that election and does so, however, your ability to claim a credit for certain Chinese taxes may be limited under general U.S. tax principles.

In addition, to the extent the Fund or the Underlying Fund invests in swaps and other derivative instruments, such investments may be less tax-efficient from a U.S. tax perspective than direct investment in A-Shares and may be subject to special U.S. federal income tax rules that could adversely affect the Fund or the Underlying Fund. Also the Fund or the Underlying Fund may be required to periodically adjust its positions in those instruments to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-Shares.

Should the Chinese government impose restrictions on the Fund’s or the Underlying Fund’s ability to repatriate funds associated with direct investment in A-Shares, the Fund or the Underlying Fund may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the Fund may therefore be subject to Fund-level U.S. federal taxes.

Risks of investing through Stock Connect. Trading through Stock Connect is subject to a number of restrictions that may affect the Underlying Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude the Underlying Fund’s ability to invest in Stock Connect A-Shares. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to the Underlying Fund.

Moreover, Stock Connect A-Shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-Shares. Therefore, the Underlying Fund’s investments in Stock Connect A-Shares are generally subject to PRC securities regulations and listing rules, among other restrictions. Finally, while overseas investors currently are exempted from paying capital gains or business taxes on income and gains from investments in Stock Connect A-Shares, these PRC tax rules could be changed, which could result in unexpected tax liabilities for the Underlying Fund.

The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Underlying Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the Underlying Fund’s investments and returns.

Depositary receipt risk. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in securities of Chinese issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.

Derivatives risk. The Fund’s investments in derivatives and swap contracts, in particular, may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability, and counterparty risk. To the extent the Fund invests in derivatives to seek to hedge risk or limit leveraged exposure created by other investments, there is no guarantee that such hedging strategies will be effective at managing risk or limiting exposure to leveraged investments. The Fund could lose more than the principal amount invested.

Counterparty risk. A financial institution or other counterparty with whom the Fund enters into a forward currency contract or otherwise does business, or that underwrites, distributes or guarantees any other investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund.

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Currency risk. The Fund enters into non-deliverable forward (“NDFs”) currency contracts to attempt to minimize the impact of changes in the value of the RMB against the U.S. dollar. These contracts may not be successful. To the extent the Fund’s forward currency contracts are not successful, the U.S. dollar value of your investment in the Fund may go down. Furthermore, because no changes in the currency weights in the Underlying Index are made to the Fund’s portfolio during the month to account for changes in the Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of the RMB against the U.S. dollar during the month may affect the value of the Fund’s investments. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the Fund may also go up or down quickly and unpredictably and investors may lose money. NDFs may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the Fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.

In addition, the Underlying Index is calculated in CNY. The Chinese government heavily regulates the domestic exchange of foreign currencies within China. Chinese law requires that all domestic transactions must be settled in CNY, places significant restrictions on the remittance of foreign currency, and strictly regulates currency exchange from CNY. Because of these restrictions, it currently is not feasible for the Fund to utilize CNY currency forwards. The Fund will therefore hedge against the Fund’s exposure to RMB by entering into CNH currency forwards, which are traded freely in Hong Kong and other offshore markets. Because CNH trades in different markets and is not subject to the same restrictions as CNY, the Fund’s currency forwards may not successfully hedge against the Fund’s exposure to CNY (even if the Fund’s CNH forwards effectively hedge against fluctuations in value between the U.S. dollar and CNH).

Financial services sector risk. The Fund, indirectly through its investment in the Underlying Fund, invests a significant portion of its assets in securities of issuers in the financial services sector in order to track the Underlying Index’s allocation to that sector. The financial services industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets since late 2007 generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. The Chinese government encourages banks and certain non-banking financial institutions to conduct strategic transformation and financial innovations in various areas, and continue to facilitate greater access to China’s financial industries. Such changes may have an adverse effect on the value of the Fund’s financial institution holdings. The Fund also may be subject to ownership restrictions with respect to its investments in banks and certain other financial institutions in China.

Industrials sector risk. The Fund, indirectly through its investment in the Underlying Fund, invests a significant portion of its assets in securities issued by companies in the industrials sector in order to track the Underlying Index’s allocation to that sector. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Because as currently constituted the industrials sector represents a significant portion of the Underlying Index, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

Investing in other investment companies risk. Subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”) and the conditions of any exemptive relief granted to the Fund, the Fund invests in other investment companies, including the Underlying Fund. Because the Fund invests a substantial portion of its assets in the Underlying Fund, the Fund’s investment performance is directly related to the performance of the Underlying Fund. As the Fund’s allocation to the Underlying Fund changes from time to time, or to the extent that the expense ratio of the Underlying Fund changes, the weighted average operating expenses borne by the Fund may increase or decrease.

The Fund’s investments in other investment companies, including the Underlying Fund, subject the Fund to the risks affecting those investment companies, including the possibility that the value of the securities held by those investment companies could decrease. In addition, the Fund’s shareholders will bear both their proportionate share of expenses in the Fund and, indirectly, the expenses of the other investment companies.

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Indexing risk. While the exposure of the Underlying Index to its component securities is by definition 100%, the Fund’s effective exposure to Underlying Index securities may vary over time. Because the Fund, as an index fund, is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

Tracking error risk. The performance of the Fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs (including the costs of entering into currency forward contracts on a frequent basis), cash flows, operational inefficiencies, and the effect of Chinese taxes. The Fund’s return also may diverge from the return of the Underlying Index because the Fund bears the costs and risks associated with buying and selling securities (especially when balancing the Fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. The Fund’s use of derivatives may also increase the deviation between the Fund’s return and that of the Underlying Index. The performance of the Fund may also diverge from that of the Underlying Index to the extent HGI seeks to gain exposure to A-Shares by investing the Underlying Fund’s assets in securities not included in the CSI 300 Index, derivative instruments, and other pooled investment vehicles (or to the extent the Adviser does the same at the Fund level directly). The Underlying Fund is also subject to tracking error risk in seeking to track the performance of the CSI 300 Index, and the Fund thus will be subject to this risk to the extent the Fund invests in the Underlying Fund. For example, the risk of tracking error will be greater to the extent the performance of the Underlying Fund differs from that of the A-Share components of the Underlying Index and to the extent the shares of the Underlying Fund trade at a premium or discount. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time and time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions they represent of the Underlying Index (in each case, indirectly through the

Underlying Fund), due to legal restrictions or limitations imposed by the Chinese government, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. The performance of the Fund also may diverge from that of the Underlying Index if the Adviser, and/or HGI with respect to the Underlying Fund, seek to gain exposure to A-Shares by investing in securities not included in the Underlying Index, derivative instruments, and other pooled investment vehicles because HGI’s RQFII quota has become inadequate or HGI is unable to maintain its RQFII status. To the extent the Underlying Fund calculates its NAV based on fair value prices and the value of the CSI 300 Index is based on securities’ closing prices in the Chinese markets (i.e., the value of the CSI 300 Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Underlying Index.

Cash redemption risk. Because the Fund invests a portion of its assets in forward currency contracts, the Fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. The Fund may be required to unwind such contracts or sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have incurred if it had made a redemption in-kind. As a result the Fund may pay out higher annual capital gains distributions than if the in-kind redemption process was used. Only certain institutional investors known as APs who have entered into an agreement with the Fund’s distributor may redeem shares from the Fund directly; all other investors buy and sell shares at market prices on an exchange.

Market price risk. Fund shares are listed for trading on NYSE Arca and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. The Adviser cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. However, the Fund may have a limited number of financial institutions that may act as APs or market makers. Only APs who have entered into agreements with the Fund’s distributor may engage in

Prospectus October 2, 2017	15	Xtrackers CSI 300 China A-Shares Hedged Equity ETF

creation or redemption transactions directly with the Fund (as described below under “Purchase and Sale of Fund Shares”). If those APs exit the business or are unable to process creation and/or redemption orders (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in Fund shares. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the Fund may be traded in markets that close at a different time than the NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. The bid/ask spread of the Fund may be wider in comparison to the bid/ask spread of other ETFs, due to the Fund’s exposure to A-Shares. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the Fund.

Operational risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Non-diversification risk. The Fund is classified as non-diversified under the 1940 Act. This means that the Fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund. The Underlying Fund is subject to the same risks, which thus would affect the Fund to the extent it invests in the Underlying Fund.

Country concentration risk. Because the Fund, indirectly through its investment in the Underlying Fund, invests a significant portion of its assets in the securities of a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance.

Small and medium company risk. The Fund, indirectly through its investment in the Underlying Fund, invests in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

PERFORMANCE INFORMATION

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of the Underlying Index and a broad measure of market performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.Xtrackers.com.

CALENDAR YEAR TOTAL RETURN as of 12/31

The Fund’s year-to-date return was 10.25% as of June 30, 2017.

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During the period shown in the above chart, the Fund’s highest and lowest calendar quarter returns were 3.37% and (14.03)%, respectively, for the quarters ended September 30, 2016 and March 31, 2016.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2016

	1 Year	Since Inception October 20, 2015
Returns before taxes	(11.82)%	(6.85)%
Returns after taxes on distributions	(17.54)%	(12.40)%
Returns after taxes on distributions and sale of Fund shares	(6.05)%	(7.02)%
CSI 300 USD Hedged Index	(13.33)%	(7.72)%
CSI 300 Index	(15.41)%	(10.54)%

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the Fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.

MANAGEMENT

Investment Adviser

DBX Advisors LLC.

Portfolio Managers. Bryan Richards, Patrick Dwyer, Navid Sohrabi, Shlomo Bassous and Charlotte Cipolletti are portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund. Each portfolio manager functions as a member of a portfolio management team. Mr. Richards has been a portfolio manager of the Fund since the Fund’s inception. Mr. Dwyer has been a portfolio manager of the Fund since August 2016. Messrs. Sohrabi and Bassous and Ms. Cipolletti have been portfolio managers of the Fund since October 2017.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold through a brokerage firm. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with the Fund’s distributor.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax-deferred investment plans, however, may be taxable to you.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE

The Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the CSI 500 Index (the “Underlying Index”).

FEES AND EXPENSES

These are the fees and expenses that you will pay when you buy and hold shares. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee	0.65
Other Expenses	None
Total Annual Fund Operating Expenses	0.65

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$208	$362	$810

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example and can affect the Fund’s performance. For the fiscal year ended May 31, 2017, the Fund’s portfolio turnover rate was 51%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to reflect the price fluctuation and performance of small-cap companies in the China A-Share market and is composed of the 500 smallest and most liquid stocks in the China A-Share market. DBX Advisors LLC (the “Adviser”) expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.

A-Shares are equity securities issued by companies incorporated in mainland China and are denominated and traded in renminbi (“RMB”) on the Shenzhen and Shanghai Stock Exchanges. Under current regulations in the People’s Republic of China (“China” or the “PRC”), foreign investors can invest in the domestic PRC securities markets through certain market-access programs. These programs include the Qualified Foreign Institutional Investor (“QFII”) or a Renminbi Qualified Foreign Institutional Investor (“RQFII”) licenses obtained from the China Securities Regulatory Commission (“CSRC”). QFII and RQFII investors have also been granted a specific aggregate dollar amount investment quota by China’s State Administration of Foreign Exchange (“SAFE”) to invest foreign freely convertible currencies (in the case of a QFII) and RMB (in the case of an RQFII) in the PRC for the purpose of investing in the PRC’s domestic securities markets.

Harvest Global Investments Limited (“HGI” or the “Sub-Adviser”) is a licensed RQFII and has been granted RQFII quota for the Fund’s investments. The Sub-Adviser, on behalf of the Fund, may invest in A-Shares and other permitted China securities listed on the Shanghai and Shenzhen Stock Exchanges up to the specified quota amount. The Sub-Adviser may apply for an increase of the initial RQFII quota subject to certain conditions, including the use of all or substantially all of the initial quota. There is no guarantee that an application for additional quota will be

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granted. The Fund may also invest in A-Shares listed and traded on the Shanghai Stock Exchange and Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a securities trading and clearing program between either the Shanghai Stock Exchange or Shenzhen Stock Exchange,, and any of the Stock Exchange of Hong Kong Limited (“SEHK”), China Securities Depository or, Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited. Stock Connect is designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle shares on each market via their local exchanges. Trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day. Accordingly, the Fund’s direct investments in A-Shares will be limited by the quota allocated to the RQFII, i.e., HGI, or QFII, via Stock Connect, and by the daily quotas that limit total purchases and/or sales through Stock Connect. Investment companies are not currently within the types of entities that are eligible for an RQFII or QFII license.

The Sub-Adviser expects to use a full replication indexing strategy to seek to track the Underlying Index. As such, the Sub-Adviser expects to invest directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the Sub-Adviser to acquire component securities due to limited availability or regulatory restrictions, the Sub-Adviser may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index when the Sub-Adviser is using a representative sampling indexing strategy.

The Fund will normally invest at least 80% of its total assets in securities of issuers that comprise the Underlying Index. The Fund will seek to achieve its investment objective by primarily investing directly in A-Shares. Because the Fund does not satisfy the criteria to qualify as an RQFII or QFII itself, the Fund intends to invest directly in A-Shares via the A-Share quota granted to the Sub-Adviser and may also invest through Stock Connect. While the

Fund intends to invest primarily and directly in A-Shares, the Fund also may invest in securities of issuers not included in the Underlying Index, futures contracts, swap contracts and other types of derivative instruments, and other pooled investment vehicles, including affiliated and/or foreign investment companies, that the Adviser and/or Sub-Adviser believes will help the Fund to achieve its investment objective. The remainder of the Fund’s assets will be invested primarily in money market instruments and cash equivalents. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in A-Shares of Chinese small-cap issuers or in derivative instruments and other securities that provide investment exposure to A-Shares of Chinese small-cap issuers.

As of July 31, 2017, the Underlying Index consisted of 500 securities with an average market capitalization of approximately $2.4 billion and a minimum market capitalization of approximately $678.5 million.

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that the Underlying Index is concentrated. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of issuers in the industrials (20.5%), basic materials (18.3%) and information technology (15.4%) sectors.

MAIN RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return, and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About the Funds’ Investment Strategies, Underlying Indexes and Risks – Further Discussion of Main Risks” and in the Statement of Additional Information (“SAI”).

Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the Fund makes, which could affect the Fund’s ability to sell them at an attractive price. To the extent the Fund invests in a particular capitalization or sector, the Fund’s performance may be affected by the general performance of that particular capitalization or sector.

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Special risk considerations relating to the RQFII regime and investments in A-Shares. The Adviser’s ability to achieve its investment objective by investing in the component securities of the Underlying Index is dependent on the continuous availability of A-Shares. Because the Fund will not be able to invest directly in A-Shares in excess of the Sub-Adviser’s RQFII quota and beyond the limits that may be imposed by Stock Connect, the size of the Fund’s direct investment in A-Shares may be limited. If the Sub-Adviser’s RQFII quota is or becomes inadequate to meet the investment needs of the Fund or if the Sub-Adviser is unable to maintain its RQFII status, the Adviser and/or Sub-Adviser may seek to gain exposure to the A-Share market by investing in securities not included in the Underlying Index, futures contracts, swaps and other derivative instruments, and other pooled investment vehicles, including foreign and/or affiliated funds, that provide exposure to the A-Share market until additional RQFII quota can be obtained. A reduction in or elimination of the RQFII quota may not only adversely affect the ability of the Fund to invest directly in A-Shares, but also the willingness of swap counterparties to engage in swaps and the performance of pooled investment vehicles linked to the performance of A-Shares. Therefore, any such reduction or elimination may have a material adverse effect on the ability of the Fund to achieve its investment objective. These risks are compounded by the fact that at present there are only a limited number of firms and counterparties that have QFII or RQFII status or are otherwise able to obtain A-Shares quota. In addition, the RQFII quota may be reduced or revoked by Chinese regulators if, among other things, the Sub-Adviser fails to observe SAFE and other applicable Chinese regulations, which could also lead to other adverse consequences, including the requirement that the Fund dispose of its A-Shares holdings. There can be no guarantee that the Fund will be able to invest in appropriate futures contracts, swaps and other derivative instruments, and the PRC government may at times restrict the ability of firms regulated in the PRC to make such instruments available. In addition, there are custody risks associated with investing through an RQFII, where, due to requirements regarding establishing a custody account in the joint names of the Fund and the Sub-Adviser, the Fund’s assets may not be as well protected from the claims of the Sub-Adviser’s creditors than if the Fund had an account in its name only.

If the Fund is unable to obtain sufficient exposure to the performance of the Underlying Index due to the limited availability of RQFII quota or other investments that provide exposure to the performance of A-Shares, the Fund could, among other actions, limit or suspend creations until the Sub-Adviser determines that the requisite exposure to the Underlying Index is obtainable. During the period that creations are limited or suspended, the Fund could trade at a significant premium or discount to the NAV and could experience substantial redemptions. Alternatively, the Fund could change its investment objective by, for example, seeking to track an alternative index that does not include A-Shares as its component securities, or decide to liquidate the Fund.

Special risk considerations of investing in China. Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets (including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers), whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers (or action by the Chinese government that discourages brokers from serving international clients), (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) higher market volatility caused by any potential regional territorial conflicts or natural disasters, (x) the risk of increased trade tariffs, embargoes and other trade limitations, (xi) restrictions on foreign ownership, (xii) custody risks associated with investing through an RQFII or other programs to access the Chinese securities markets, (xiii) both interim and permanent market regulations which may affect the ability of certain stockholders to sell Chinese securities when it would otherwise be advisable, and (xiv) different and less stringent financial reporting standards.

A-Shares tax risk. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the Fund. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises (including QFIIs and RQFIIs) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.

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Effective November 17, 2014, the corporate income tax for QFIIs and RQFIIs, with respect to capital gains, will be temporarily lifted. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the Fund, while realized gains from shares in non-land-rich companies prior to November 17, 2014 has been paid by the Fund, while realized gains from shares in non-land-rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-U.S. Double Taxation Agreement. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. The Fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on the Fund’s return could be substantial. The Fund may also be liable to the Sub-Adviser for any tax that is imposed on the Sub-Adviser by the PRC with respect to the Fund’s investments. If the Fund’s direct investments in A-Shares through the Sub-Adviser’s RQFII quota become subject to repatriation restrictions, the Fund may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code, and be subject to tax at the Fund level.

The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, including with respect to the possible liability of the Fund for obligations of an RQFII. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of an RQFII acting for a foreign investor such as the Fund is also uncertain. Finally, it is also unclear whether an RQFII would also be eligible for PRC Business Tax (“BT”) exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes could have a material adverse effect on the Fund’s returns. Since May 1, 2016, RQFIIs are exempt from PRC Value-Added Tax, which replaced the BT with respect to gains realized from the disposal of securities, including A-Shares.

The PRC rules for taxation of RQFIIs (and QFIIs) are evolving and certain tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to the Fund and its shareholders.

If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to RQFIIs and/or begins collecting capital gains taxes on such investments, the Fund could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on the Fund’s return could be substantial. The Fund will be liable to the Sub-Adviser for any Chinese tax that is imposed on the Sub-Adviser with respect to the Fund’s investments.

As described below under “Taxes – Taxes on Distributions,” the Fund may elect, for U.S. federal income tax purposes, to treat Chinese taxes (including withholding taxes) paid by the Fund as paid by its shareholders. Even if the Fund is qualified to make that election and does so, however, your ability to claim a credit for certain Chinese taxes may be limited under general U.S. tax principles.

In addition, to the extent the Fund invests in swaps and other derivative instruments, such investments may be less tax-efficient from a U.S. tax perspective than direct investment in A-Shares and may be subject to special U.S. federal income tax rules that could adversely affect the Fund. Also the Fund may be required to periodically adjust its positions in those instruments to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-Shares.

Should the Chinese government impose restrictions on the Fund’s ability to repatriate funds associated with direct investment in A-Shares, the Fund may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the Fund may therefore be subject to Fund-level U.S. federal taxes.

Risks of investing through Stock Connect. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude the Fund’s ability to invest in Stock Connect A-Shares. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to the Fund. Moreover, Stock Connect A-Shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-Shares. Therefore, the Fund’s investments in Stock Connect A-Shares are generally subject to PRC securities regulations and listing rules, among other restrictions. Finally, while overseas investors currently are exempted from paying capital gains or business taxes on income and gains from investments in Stock Connect A-Shares, these PRC tax rules could be changed, which could result in unexpected tax liabilities for the Fund.

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The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

Depositary receipt risk. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in securities of Chinese issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.

Derivatives risk. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund.

Counterparty risk. A financial institution or other counterparty with whom the Fund does business, or that underwrites, distributes or guarantees any investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund.

Currency and repatriation risk. The Underlying Index is calculated in onshore RMB (CNY), whereas the Fund’s reference currency is the U.S. dollar. As a result, the Fund’s return may be adversely affected by currency exchange rates. The value of the U.S. dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currencies by a country’s government.

In addition, the Chinese government heavily regulates the domestic exchange of foreign currencies within China. Chinese law requires that all domestic transactions must be settled in RMB, places significant restrictions on the remittance of foreign currencies, and strictly regulates currency exchange from RMB. There is no assurance that there will always be sufficient amounts of RMB for the Fund to remain fully invested. Repatriations by RQFIIs are currently permitted daily and are not subject to repatriation restrictions or prior regulatory approval. However, there is no assurance that Chinese rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Further, such changes to the Chinese rules and regulations may be applied retroactively. Any restrictions on repatriation of the Fund’s portfolio investments may have an adverse effect on the Fund’s ability to meet redemption requests.

Industrials sector risk. The Fund invests a significant portion of its assets in securities issued by companies in the industrials sector in order to track the Underlying Index’s allocation to that sector. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Because as currently constituted the industrials sector represents a significant portion of the Underlying Index, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

Information technology sector risk. The Fund invests a significant portion of its assets in securities of issuers in the information technology sector in order to track the Underlying Index’s allocation to that sector. The information technology sector includes companies engaged in developing software and providing data processing and outsourced services, along with manufacturing and distributing communications equipment, computers and other electronic equipment and instruments. Information technology companies are particularly vulnerable to government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel. Additionally, the products of information technology

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companies may face obsolescence due to rapid technological development and frequent new product introduction by competitors. Finally, information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

Basic materials sector risk. The basic materials sector includes companies that manufacture chemicals, construction materials, glass and paper products, as well as metals, minerals and mining companies. To the extent the Underlying Index includes securities of issuers in the basic materials sector, the Fund will invest in companies in such sector. As such, the Fund may be sensitive to changes in, and its performance may depend on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Indexing risk. While the exposure of the Underlying Index to its component securities is by definition 100%, the Fund’s effective exposure to Underlying Index securities may vary over time. Because the Fund, as an index fund, is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

Pricing risk. If market conditions make it difficult to value some investments (including China A-Shares), the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

Tracking error risk. The performance of the Fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows, operational inefficiencies, and the effect of Chinese taxes. The Fund’s return also may diverge from the return of the Underlying Index because the Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. The Fund’s use of derivatives may also increase the deviation between the Fund’s return and that of the Underlying Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time and time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions they represent of the Underlying Index, due to legal restrictions or limitations imposed by the Chinese government, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. The performance of the Fund also may diverge from that of the Underlying Index if the Adviser and/or Sub-Adviser seek to gain exposure to A-Shares by investing in securities not included in the Underlying Index, derivative instruments, and other pooled investment vehicles because the Sub-Adviser’s RQFII quota has become inadequate or the Sub-Adviser is unable to maintain its RQFII status. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices in the Chinese markets (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected. If the Fund uses a representative sampling approach, it may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Underlying Index.

Market price risk. Fund shares are listed for trading on NYSE Arca and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. The Adviser cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large

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discounts or premiums to the NAV of shares should not be sustained in the long-term. However, the Fund may have a limited number of financial institutions that may act as APs or market makers. Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described below under “Purchase and Sale of Fund Shares”). If those APs exit the business or are unable to process creation and/or redemption orders (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in Fund shares. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the Fund may be traded in markets that close at a different time than the NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. The bid/ask spread of the Fund may be wider in comparison to the bid/ask spread of other ETFs, due to the Fund’s exposure to A-Shares. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the Fund.

Operational risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures.

However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Cash transactions risk. Unlike most other ETFs, the Fund expects to effect its creations and redemptions principally for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time. This may cause the Fund to recognize gains or losses that it might not have incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in kind. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on an exchange.

Country concentration risk. Because the Fund invests a significant portion of its assets in the securities of a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance.

Small company risk. Investing in securities of small capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

PERFORMANCE INFORMATION

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of the Underlying Index and a broad measure of market performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.Xtrackers.com.

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CALENDAR YEAR TOTAL RETURN as of 12/31

The Fund’s year-to-date return was 1.23% as of June 30, 2017.

During the period shown in the above chart, the Fund’s highest and lowest calendar quarter returns were 36.43% and (38.15)%, respectively, for the quarters ended March 31, 2015 and September 30, 2015.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2016

	1 Year	Since Inception May 21, 2014
Returns before taxes	(22.29)%	14.39%
Returns after taxes on distributions	(22.29)%	12.92%
Returns after taxes on distributions and sale of Fund shares	(12.62)%	10.74%
CSI 500 Index	(22.67)%	17.95%
MSCI ACWI ex USA Index	4.50%	(2.94)%

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the Fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.

MANAGEMENT

Investment Adviser

DBX Advisors LLC.

Sub-Adviser

Harvest Global Investments Limited.

Portfolio Manager. Teresa Zheng, an employee of the Sub-Adviser, is the portfolio manager for the Fund and is primarily responsible for the day-to-day management of the Fund. Ms. Zheng has been a portfolio manager of the Fund since November 2016.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold through a brokerage firm. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with the Fund’s distributor.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax-deferred investment plans, however, may be taxable to you.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE

The Xtrackers MSCI All China Equity ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI China All Shares Index (the “Underlying Index”).

FEES AND EXPENSES

These are the fees and expenses that you will pay when you buy and hold shares. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee	0.60
Other Expenses	None
Acquired Fund Fees and Expenses*	0.28
Total Annual Fund Operating Expenses	0.88
Fee Waiver and/or Expense Reimbursement**	(0.26)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.62

*	“Acquired Fund Fees and Expenses” reflect the Fund’s pro rata share of the fees and expenses incurred by investing in the Xtrackers Harvest CSI 300 China A-Shares ETF and the Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (together, the “Xtrackers China A-Shares ETFs”). The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not used to calculate the Fund’s net asset value (“NAV”) per share.

**	To the extent the Fund invests in the shares of an affiliated fund, the Adviser has contractually agreed, until October 1, 2018, to waive fees and/or reimburse the Fund’s expenses to limit the Fund’s current operating expenses (except for interest expense, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses) by an amount equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investments in the affiliated fund. This agreement may only be terminated by the Fund’s Board (and may not be terminated by the Adviser) prior to that time.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$63	$227	$435	$1,035

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example and can affect the Fund’s performance. For the fiscal year ended May 31, 2017, the Fund’s portfolio turnover rate was 7%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to capture large- and mid-capitalization representation across all China securities listed in Hong Kong, Shanghai and Shenzhen. The Underlying Index includes A-Shares, H-Shares, B-Shares, Red chips and P chips share classes. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.

A-Shares are equity securities issued by companies incorporated in mainland China and are denominated and traded in renminbi (“RMB”) on the Shenzhen and Shanghai Stock Exchanges. Under current regulations in the People’s Republic of China (“China” or the “PRC”), foreign investors can invest in the domestic PRC securities markets through certain market-access programs. These programs include the Qualified Foreign Institutional Investor (“QFII”) or a Renminbi Qualified Foreign

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Institutional Investor (“RQFII”) licenses obtained from the China Securities Regulatory Commission (“CSRC”). QFII and RQFII investors have also been granted a specific aggregate dollar amount investment quota by China’s State Administration of Foreign Exchange (“SAFE”) to invest foreign freely convertible currencies (in the case of a QFII) and RMB (in the case of an RQFII) in the PRC for the purpose of investing in the PRC’s domestic securities markets.

B-Shares are equity securities issued by companies incorporated in China and are denominated and traded in U.S. dollars and Hong Kong dollars (“HKD”) on the Shanghai and Shenzhen Stock Exchanges, respectively. B-Shares are available to foreign investors. H-Shares are equity securities issued by companies incorporated in mainland China and are denominated and traded in HKD on the Hong Kong Stock Exchange and other foreign exchanges.

Red chips and P chips are equity securities issued by companies incorporated outside of mainland China and listed on the Hong Kong Stock Exchange. Companies that issue Red chips generally base their businesses in mainland China and are controlled, either directly or indirectly, by the state, provincial or municipal governments of the PRC. Companies that issue P chips generally are nonstate-owned Chinese companies incorporated outside of mainland China that satisfy the following criteria: (i) the company is controlled by PRC individuals, (ii) the company derives more than 80% of its revenue from the PRC and (iii) the company allocates more than 60% of its assets in the PRC.

The Adviser expects to use a representative sampling indexing strategy to seek to track the Underlying Index. As such, the Adviser expects to invest in a representative sample of the component securities of the Underlying Index that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The Adviser expects to obtain exposure to the A-Share components of the Underlying Index indirectly by investing in affiliated funds advised by the Adviser and sub-advised by Harvest Global Investments Limited (“HGI”), a licensed RQFII, that invests in A-Shares directly. Currently, the Fund invests in the Xtrackers China A-Shares ETFs. The Fund does not currently intend to invest in A-Shares directly. To obtain exposure to the balance of the Underlying Index, the Adviser intends to invest directly in the components of the Underlying Index. The Xtrackers China A-Shares ETFs, through their sub-adviser, may invest in A-Shares and other permitted China securities listed on the Shanghai and Shenzhen Stock Exchanges up to the specified quota amount granted to HGI and the Xtrackers China A-Shares ETFs. HGI may apply for an increase of the initial RQFII quota subject to certain conditions, including the use of all or substantially all of the initial quota. There is no guarantee that an application for additional quota will be granted.

The Xtrackers China A-Shares ETFs may also invest in A-Shares listed and traded on the Shanghai Stock Exchange and Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a securities trading and clearing program between either the Shanghai Stock Exchange or Shenzhen Stock Exchange and any of the Stock Exchange of Hong Kong Limited (“SEHK”), China Securities Depository or, Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited. Stock Connect is designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle shares on each market via their local exchanges. Trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day. Accordingly, the Xtrackers China A-Shares ETFs’ direct investments in A-Shares will be limited by the quota allocated to the RQFII, i.e., HGI, or QFII, via Stock Connect, and by the daily quotas that limit total purchases and/or sales through Stock Connect. Investment companies are not currently within the types of entities that are eligible for an RQFII or QFII license.

The Fund will normally invest at least 80% of its total assets in securities of issuers that comprise either directly or indirectly the Underlying Index or securities with economic characteristics similar to those included in the Underlying Index. While the Fund intends to invest primarily in H-Shares, B-Shares, Red chips, P chips, and shares of the Xtrackers China A-Shares ETFs, the Fund also may invest in securities of issuers not included in the Underlying Index, futures contracts, swap contracts and other types of derivative instruments, and other pooled investment vehicles, including affiliated and/or foreign investment companies, that the Adviser believes will help the Fund to achieve its investment objective. The remainder of the Fund’s assets will be invested primarily in money market instruments and cash equivalents. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of Chinese companies or in derivative instruments and other securities that provide investment exposure to Chinese companies.

As of July 31, 2017, the Underlying Index consisted of 1,024 securities with an average market capitalization of

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approximately $3.2 billion and a minimum market capitalization of approximately $708.1 million.

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that the Underlying Index is concentrated. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of issuers in the financial services (24.0%) and information technology (22.0%) sectors.

MAIN RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return, and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About the Funds’ Investment Strategies, Underlying Indexes and Risks – Further Discussion of Main Risks” and in the Statement of Additional Information (“SAI”).

Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the Fund makes, which could affect the Fund’s ability to sell them at an attractive price. To the extent the Fund, or any of the Xtrackers China A-Shares ETFs, invests in a particular capitalization or sector, the Fund’s performance may be proportionately affected by the general performance of that particular capitalization or sector.

Special risk considerations relating to the RQFII regime and investments in A-Shares. The Adviser’s ability to achieve the Fund’s investment objective is dependent, in part, on the continuous availability of A-Shares through the Fund’s investment in the Xtrackers China A-Shares ETFs. Because the Xtrackers China A-Shares ETFs will not be able to invest directly in A-Shares in excess of their RQFII quota and beyond the limits that may be imposed by Stock Connect, the size of the Fund’s direct investment in A-Shares may be limited. If the Xtrackers China A-Shares ETFs RQFII quota is or becomes inadequate to meet its investment needs, shares of the Xtrackers China A-Shares ETFs may no longer be available for investment by the Fund, may trade at a premium to NAV, or may no longer be a suitable investment for the Fund. In such case, the

Adviser may seek to gain exposure to the A-Share market by investing in securities not included in the Underlying Index, futures contracts, swaps and other derivative instruments, and other pooled investment vehicles, including foreign and/or affiliated funds, that provide exposure to the A-Share market. A reduction in or elimination of RQFII quota, generally, may not only adversely affect the ability of the Fund to obtain investment exposure to A-Shares, but also the willingness of swap counterparties to engage in swaps and the performance of pooled investment vehicles linked to the performance of A-Shares. Therefore, any such reduction or elimination may have a material adverse effect on the ability of the Fund to achieve its investment objective. These risks are compounded by the fact that at present there are only a limited number of firms and counterparties that have QFII or RQFII status or are otherwise able to obtain A-Shares quota. There can be no guarantee that the Fund will be able to invest in appropriate futures contracts, swaps and other derivative instruments, and the PRC government may at times restrict the ability of firms regulated in the PRC to make such instruments available.

If the Fund is unable to obtain sufficient exposure to the performance of the Underlying Index due to the limited availability of RQFII quota or other investments that provide exposure to the performance of A-Shares, the Fund could, among other actions, limit or suspend creations until the Adviser determines that the requisite exposure to the Underlying Index is obtainable. During the period that creations are limited or suspended, the Fund could trade at a significant premium or discount to the NAV and could experience substantial redemptions. Alternatively, the Fund could change its investment objective by, for example, seeking to track an alternative index that does not include A-Shares as component securities, or decide to liquidate the Fund.

Special risk considerations of investing in China. Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets (including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers), whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to

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support economic reform programs, (vi) limitations on the use of brokers (or action by the Chinese government that discourages brokers from serving international clients), (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) higher market volatility caused by any potential regional territorial conflicts or natural disasters, (x) the risk of increased trade tariffs, embargoes and other trade limitations, (xi) restrictions on foreign ownership, (xii) custody risks associated with investing through an RQFII or other programs to access the Chinese securities markets, (xiii) both interim and permanent market regulations which may affect the ability of certain stockholders to sell Chinese securities when it would otherwise be advisable, and (xiv) different and less stringent financial reporting standards.

Investing in other investment companies risk. Subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”) and the conditions of any exemptive relief granted to the Fund, the Fund may invest in other investment companies, including the Xtrackers China A-Shares ETFs. The Fund’s investments in other investment companies subject the Fund to the risks affecting those investment companies, including the possibility that the value of the securities held by those investment companies could decrease. In addition, the Fund’s shareholders will bear both their proportionate share of expenses in the Fund and indirectly, the expenses of the other investment companies.

A-Shares tax risk. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the Xtrackers China A-Shares ETFs. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises (including QFIIs and RQFIIs) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.

Effective November 17, 2014, the corporate income tax for QFIIs and RQFIIs, with respect to capital gains, will be temporarily lifted. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the Xtrackers China A-Shares ETFs, while realized gains from shares in non-land-rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-U.S. Double Taxation Agreement. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. The Xtrackers China A-Shares ETFs could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on the Xtrackers China A-Shares ETFs’ return could be substantial. The Xtrackers China A-Shares ETFs may also be liable to HGI for any tax that is imposed on HGI by the PRC with respect to the Xtrackers China A-Shares ETFs’ investments. If the Xtrackers China A-Shares ETFs’ direct investments in A-Shares through HGI’s RQFII quote become subject to repatriation restrictions, the Xtrackers China A-Shares ETFs may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code, and be subject to tax at the Fund level. The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, including with respect to the possible liability of the Xtrackers China A-Shares ETFs for obligations of an RQFII. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of an RQFII acting for a foreign investor such as the Xtrackers China A-Shares ETFs is also uncertain. Finally, it is also unclear whether an RQFII would also be eligible for PRC Business Tax (“BT”) exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes on the Xtrackers China A-Shares ETFs could have a material adverse effect on the Fund’s returns. Since May 1, 2016, RQFIIs are exempt from PRC Value-Added Tax, which replaced the BT with respect to gains realized from the disposal of securities, including A-Shares.

The PRC rules for taxation of RQFIIs (and QFIIs) are evolving and tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to the Xtrackers China A-Shares ETFs and its shareholders.

If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to RQFIIs and/or begins collecting capital gains taxes on such investments, the Xtrackers China A-Shares ETFs could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on the Fund’s return could be substantial. The Xtrackers China A-Shares ETFs will be liable to HGI for any Chinese tax that is imposed on HGI with respect to the Xtrackers China A-Shares ETFs’ investments.

As described below under “Taxes – Taxes on Distributions,” the Fund may elect, for U.S. federal income tax purposes, to treat Chinese taxes (including withholding taxes) paid by the Fund as paid by its shareholders. Even if the Fund is qualified to make that election and does so,

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however, your ability to claim a credit for certain Chinese taxes may be limited under general U.S. tax principles.

In addition, to the extent the Fund (or any of the Xtrackers China A-Shares ETFs) invests in swaps and other derivative instruments, such investments may be less tax-efficient from a U.S. tax perspective than direct investment in A-Shares and may be subject to special U.S. federal income tax rules that could adversely affect the Fund. Also the Fund may be required to periodically adjust its positions in those instruments to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-Shares.

Should the Chinese government impose restrictions on the Fund’s or any of the Xtrackers China A-Shares ETFs’ ability to repatriate funds associated with direct investment in A-Shares, the Fund or any of the Xtrackers China A-Shares ETFs may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the Fund may therefore be subject to Fund-level U.S. federal taxes.

Risks of investing through Stock Connect. Trading through Stock Connect is subject to a number of restrictions that may affect the Xtrackers China A-Shares ETFs’ investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude the Xtrackers China A-Shares ETFs’ ability to invest in Stock Connect A-Shares. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to the Xtrackers China A-Shares ETFs. Moreover, Stock Connect A-Shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-Shares. Therefore, the Xtrackers China A-Shares ETFs’ investments in Stock Connect A-Shares are generally subject to PRC securities regulations and listing rules, among other restrictions. Finally, while overseas investors currently are exempted from paying capital gains or business taxes on income and gains from investments in Stock Connect A-Shares, these PRC tax rules could be changed, which could result in unexpected tax liabilities for the Xtrackers China A-Shares ETFs.

The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Xtrackers China A-Shares

ETFs’ investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the Xtrackers China A-Shares ETFs’ investments and returns.

Depositary receipt risk. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in securities of Chinese issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.

Derivatives risk. Risks associated with derivatives include the risk that the derivative is not well correlated with the security or index to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund.

Counterparty risk. A financial institution or other counterparty with whom the Fund does business, or that underwrites, distributes or guarantees any investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund.

Financial services sector risk. The Fund invests a significant portion of its assets in securities of issuers in the financial services sector. The financial services industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets since late 2007 generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. The Chinese government encourages banks and certain non-banking financial institutions to conduct strategic transformation and financial innovations in various areas, and continue to facilitate greater access to China’s financial industries. Such changes may have an adverse effect on

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the value of the Fund’s financial institution holdings. The Fund also may be subject to ownership restrictions with respect to its investments in banks and certain other financial institutions in China.

Information technology sector risk. The Fund invests a significant portion of its assets in securities of issuers in the information technology sector in order to track the Underlying Index’s allocation to that sector. The information technology sector includes companies engaged in developing software and providing data processing and outsourced services, along with manufacturing and distributing communications equipment, computers and other electronic equipment and instruments. Information technology companies are particularly vulnerable to government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel. Additionally, the products of information technology companies may face obsolescence due to rapid technological development and frequent new product introduction by competitors. Finally, information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

Indexing risk. While the exposure of the Underlying Index to its component securities is by definition 100%, the Fund’s effective exposure to Underlying Index securities may vary over time. Because the Fund, as an index fund, is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

Pricing risk. If market conditions make it difficult to value some investments (including China A-Shares), the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

Tracking error risk. The performance of the Fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows, operational inefficiencies, and the effect of Chinese taxes. The Fund’s return also may diverge from the return of the Underlying Index because the Fund bears the costs and risks associated with buying and selling securities (especially when balancing the Fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. The Fund’s use of derivatives may also increase the deviation between the Fund’s return and that of the Underlying Index. The performance of the Fund may also diverge from that of the Underlying Index to the extent the Adviser seeks to gain exposure to A-Shares by investing in securities not included in the Underlying Index, derivative instruments, and other pooled investment vehicles. For example, the risk of tracking error will be greater to the extent the performance of the Xtrackers China A-Shares ETFs differs from that of the A-Share components of the Underlying Index and to the extent the shares of the Xtrackers China A-Shares ETFs trade at a premium or discount. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time and time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions they represent of the Underlying Index, due to legal restrictions or limitations imposed by the Chinese government, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. The performance of the Fund also may diverge from that of the Underlying Index if the Adviser, and/or HGI with respect to the Xtrackers China A-Shares ETFs, seek to gain exposure to A-Shares by investing in securities not included in the Underlying Index, derivative instruments, and other pooled investment vehicles because HGI’s RQFII quota has become inadequate or HGI is unable to maintain its RQFII status. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices in local foreign markets (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Underlying Index. In

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light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Underlying Index.

Market price risk. Fund shares are listed for trading on NYSE Arca and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. The Adviser cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. However, the Fund may have a limited number of financial institutions that may act as APs or market makers. Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described below under “Purchase and Sale of Fund Shares”). If those APs exit the business or are unable to process creation and/or redemption orders (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in Fund shares. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the Fund may be traded in markets that close at a different time than the NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. The bid/ask spread of the Fund may be wider in comparison to the bid/ask spread of other ETFs, due to the Fund’s exposure to A-Shares. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The

Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the Fund.

Operational risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Non-diversification risk. The Fund is classified as non-diversified under the 1940 Act. This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

Country concentration risk. Because the Fund, indirectly through its investments in the Xtrackers China A-Shares ETFs, invests a significant portion of its assets in the securities of a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance.

Medium company risk. Investing in securities of medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

PERFORMANCE INFORMATION

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of the Underlying Index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in

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the future. Updated performance information is available on the Fund’s website at www.Xtrackers.com.

CALENDAR YEAR TOTAL RETURN as of 12/31

The Fund’s year-to-date return was 20.66% as of June 30, 2017.

During the periods shown in the above chart, the Fund’s highest and lowest calendar quarter returns were 13.62% and (26.70)%, respectively, for the quarters ended December 31, 2015 and September 30, 2015.

AVERAGE ANNUAL TOTAL RETURNS*

For the periods ended December 31, 2016

	1 Year	Since Inception April 30, 2014
Returns before taxes	(5.84)%	11.89%
Returns after taxes on distributions	(9.52)%	8.61%
Returns after taxes on distributions and sale of Fund shares	(2.80)%	8.38%
MSCI China All Shares Index	(7.87)%	10.08%

*	Effective November 30, 2015, changes were made to the Fund’s investment objective. Prior to November 30, 2015, the Fund sought investment results that corresponded generally to the performance, before fees and expenses, of the MSCI All China Index. Thus, performance prior to that date reflects the Fund’s prior investment objective.

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the Fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.

MANAGEMENT

Investment Adviser

DBX Advisors LLC.

Portfolio Managers. Bryan Richards, Patrick Dwyer, Navid Sohrabi, Shlomo Bassous and Charlotte Cipolletti are portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund. Each portfolio manager functions as a member of a portfolio management team. Mr. Richards has been a portfolio manager of the Fund since the Fund’s inception. Mr. Dwyer has been a portfolio manager of the Fund since August 2016. Messrs. Sohrabi and Bassous and Ms. Cipolletti have been portfolio managers of the Fund since October 2017.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold through a brokerage firm. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with the Fund’s distributor.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax-deferred investment plans, however, may be taxable to you.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES, UNDERLYING INDEXES AND RISKS

DBX ETF Trust (the “Trust”) is a Delaware statutory trust offering a number of professionally managed investment series or portfolios. Each of the Funds is a series of the Trust.

Additional Information about the Funds’ Investment Strategies

Xtrackers Harvest CSI 300 China A-Shares ETF normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in A-Shares of Chinese issuers or in derivative instruments and other securities that provide investment exposure to A-Shares of Chinese issuers. Additionally, the Fund will normally invest at least 80% of its total assets in securities of issuers that comprise its Underlying Index.

Xtrackers CSI 300 China A-Shares Hedged Equity ETF normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in A-Shares of Chinese issuers (including indirect investments through the Xtrackers Harvest CSI 300 China A-Shares ETF (the “Underlying Fund”)) or in derivative instruments and other securities that provide investment exposure to A-Shares of Chinese issuers and in instruments designed to hedge against the Fund’s exposure to the RMB. Additionally, the Fund will normally invest at least 80% of its total assets in securities of issuers that comprise its Underlying Index (including indirect investments through the Underlying Fund) and in instruments designed to hedge against the Fund’s exposure to RMB.

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in A-Shares of Chinese small-cap issuers or in derivative instruments and other securities that provide investment exposure to A-Shares of Chinese small-cap issuers. Additionally, the Fund will normally invest at least 80% of its total assets in securities of issuers that comprise its Underlying Index.

Xtrackers MSCI All China Equity ETF normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of Chinese companies or in derivative instruments and other securities that provide investment exposure to Chinese companies. Additionally, the Fund will normally invest at least 80% of its total assets in securities of issuers that comprise either directly or indirectly the Underlying Index (including indirect investments through the Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (together, the “Xtrackers China A-Shares ETFs”) or securities with economic characteristics similar to those included in its Underlying Index.

With respect to Xtrackers Harvest CSI 300 China A-Shares ETF and the Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF, Harvest Global Investments Limited (“HGI” or the “Sub-Adviser”) intends to fully (or at least substantially) replicate each Fund’s Underlying Index, but may pursue a representative sampling indexing strategy in circumstances where there is limited availability of component securities or regulatory restrictions that inhibit the transferability of component securities. In addition, from time to time, the Sub-Adviser may choose to underweight or overweight a security in a Fund’s Underlying Index, purchase securities not included in the Underlying Index that the Sub-Adviser believes are appropriate to substitute for certain securities in the Underlying Index, or utilize various combinations of other available investment techniques to seek to track, before fees and expenses, the performance of the Underlying Index. The Funds also may seek to gain exposure to A-Shares through means other than the use of the Sub-Adviser’s RQFII quota, including Stock Connect, obtaining a QFII quota or any other method permitted by PRC law and consistent with the Funds’ investment policies. The Sub-Adviser may also sell securities that are represented in a Fund’s Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

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With respect to Xtrackers CSI 300 China A-Shares Hedged Equity ETF, DBX Advisors LLC (“DBXA” or the “Adviser”) intends to obtain exposure to the A-Shares component of its Underlying Index by investing the Fund’s assets in shares of the Underlying Fund. The Fund will also invest in forward currency contracts. The Fund, indirectly through the Underlying Fund, also may seek to gain exposure to A-Shares through means other than the use of HGI’s RQFII quota with respect to the Underlying Fund, including Stock Connect, obtaining a QFII quota or any other method permitted by PRC law and consistent with the Fund’s investment policies. The Adviser may also sell securities that are represented in the Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

With respect to Xtrackers MSCI All China Equity ETF, the Adviser intends to pursue a representative sampling indexing strategy to achieve exposure to the Fund’s Underlying Index, and to invest in shares of the Xtrackers China A-Shares ETFs to obtain indirect exposure to the A-Share components of the Fund’s Underlying Index. While employing a representative sampling indexing strategy the Adviser does not expect the Fund to hold all of the components of the Underlying Index. In addition, from time to time, the Adviser may choose to underweight or overweight a security in the Underlying Index, purchase securities not included in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, or utilize various combinations of other available investment techniques to seek to track, before fees and expenses, the performance of the Underlying Index. The Adviser may also sell securities that are represented in the Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

Each Fund may invest its assets in other securities, including, but not limited to: (i) swap contracts, (ii) interests in pooled investment vehicles, including affiliated and foreign funds (certain funds may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and therefore, not subject to the same investor protections as the Fund), (iii) securities not in the Underlying Index, including: (a) depositary receipts (depositary receipts, including American depositary receipts (“ADRs”) may be used by the Fund in seeking performance that corresponds to the Fund’s Underlying Index and in managing cash flows, and they may count towards compliance with the Fund’s 80% investment policies) and, with respect to the Xtrackers China A-Shares ETFs, (b) H-Shares, which are shares of a company incorporated in mainland China that are denominated in Hong Kong dollars and listed on the Hong Kong Stock Exchange or other foreign exchanges, except that Xtrackers CSI 300 China A-Shares Hedged Equity ETF may not purchase H-Shares, (iv) cash and cash equivalents, (v) money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Adviser, Sub-Adviser or their affiliates subject to applicable limitations under the 1940 Act, or exemptions therefrom), (vi) convertible securities, (vii) structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), and (viii) futures contracts, options on futures contracts, and other types of options related to the Underlying Index. No Fund will invest in money market instruments or other short-term investments as part of a temporary defensive strategy to protect against potential stock market declines.

Each of the policies described herein, including the investment objective and the 80% investment policies of each Fund, constitutes a non-fundamental policy that may be changed by the Board without shareholder approval. Each of a Fund’s 80% investment policies requires 60 days’ prior written notice to shareholders before it can be changed. Certain fundamental policies of each Fund are set forth in the Fund’s SAI.

Borrowing Money. Each Fund (except Xtrackers CSI 300 China A-Shares Hedged Equity ETF) may borrow money up to 33 1/3 % of the value of its total assets (including the amount borrowed) from banks as permitted by the 1940 Act. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Xtrackers CSI 300 China A-Shares Hedged Equity ETF may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

Credit Facility. The Trust, on behalf of the Xtrackers Harvest CSI 300 China A-Shares ETF, the Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF and certain other funds managed by the Adviser, has entered into a revolving senior unsecured credit facility with The Bank of New York Mellon (“BNYM”), Bank of Nova Scotia, HSBC, Royal Bank of Canada and State Street Corporation. The Funds may borrow money under this credit facility for temporary or emergency purposes, including the funding of shareholder redemption requests, trade settlements, and as necessary to distribute to shareholders any income necessary to maintain the Fund’s status as a regulated investment company (“RIC”). Interest is charged to a Fund based on its borrowings at current commercial rates. Each borrowing under the credit facility matures no later than 45 days after the date of borrowing. Each Fund also pays a

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commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum of the daily amount of excess, if any, of the lender’s commitment over the aggregate outstanding principal balance of the loans made by the lender. Each Fund can prepay loans at any time and may at any time terminate, or from time to time reduce, without the payment of a premium or penalty, the commitment under the credit facility subject to compliance with certain conditions.

Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost a Fund interest expense and other fees, which may reduce a Fund’s return. Each Fund is required to maintain continuous asset coverage with respect to its borrowings and may be required to sell some of its holdings to reduce debt and restore coverage at times when it is not advantageous to do so. There is no assurance that a borrowing strategy will be successful. Upon the expiration of the term of a Fund’s existing credit arrangement, the lender may not be willing to extend further credit to the Fund or may only be willing to do so at an increased cost to the Fund. If a Fund is not able to extend its credit arrangement, it may be required to liquidate holdings to repay amounts borrowed from the lender. In addition, if a Fund’s assets increase, there is no assurance that the lender will be willing to make additional loans to the Fund in order to allow it to borrow the amounts desired by the Fund to facilitate redemptions.

Securities Lending. (Xtrackers CSI 300 China A-Shares Hedged Equity ETF and Xtrackers MSCI All China Equity ETF only) Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The Fund may lend its portfolio securities in an amount up to 33 1/3 % of its total assets.

Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events, and securities lending in general, could trigger adverse tax consequences for a Fund and its investors. For example, if a Fund loans its securities, a Fund and its investors may lose the ability to treat certain Fund distributions associated with those securities as qualified dividend income.

Additional Information About each Fund’s Underlying Index

Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers CSI 300 China A-Shares Hedged Equity ETF

Index Description. The Underlying Index is calculated and maintained by China Securities Index Co., Ltd. (the “Index Provider” or “CSI”).

The Underlying Index is a modified free-float market capitalization weighted index composed of the largest and most liquid stocks in the China A-Share market. Constituent stocks for the Underlying Index must have been listed on either the Shanghai Stock Exchange or the Shenzhen Stock Exchange for more than three months (unless the stock’s average daily A-Share market capitalization since its initial listing ranks among the top 30 of all A-Shares), have demonstrated positive performance, and not be subject to abnormal volatility or other evidence of possible market manipulation. If an issuer has reported a loss in its annual report or semi-annual report, the issuer’s stock will not be eligible for inclusion in the Underlying Index. In addition, if an issuer experiences stock price volatility that is not attributable to market demand and supply factors, but rather the possible result of market manipulation, the Index Provider will take such factor into consideration when determining whether the issuer is eligible for inclusion or continued inclusion in the Underlying Index. When determining eligibility, the Index Provider also may consider other factors, such as whether the issuer has been subject to any administrative penalty or regulatory investigation. As of July 31, 2017, the Underlying Index included 300 securities of companies with a market capitalization range of approximately $1.9 billion to $281.7 billion and an average market capitalization of $15.7 billion. These amounts are subject to change.

When selecting constituent stocks for the Underlying Index, the Index Provider: (1) calculates the daily average trading value and daily average total market capitalization during the most recent year (or in the case of a new issue, during the time since its initial listing) for all the stocks in the stock universe; (2) ranks the stocks in the stock universe in descending order according to their average daily trading values, and excludes the bottom 50%; and (3) ranks the remaining stocks in descending order according to their average daily market capitalization and selects those which rank top 300 as constituent stocks of the Underlying Index.

The weighting of a company in the Underlying Index is intended to be a reflection of the current importance of that company in the China A-Share market as a whole. Stocks are selected and weighted according to market capitalization. A company is heavily weighted in the

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Underlying Index if it has a relatively larger free-float market capitalization than the rest of the constituents in the Underlying Index. The constituents of the Underlying Index are frequently reviewed by the Index Provider to ensure that the Underlying Index continues to reflect the state and structure of the underlying market it measures. The Underlying Index is calculated in real time and is published every six seconds in RMB (specifically, Chinese onshore RMB (referred to as “CNY”)). The composition of the Underlying Index is reviewed semi-annually every January and July.

The following is applicable to Xtrackers CSI 300 China A-Shares Hedged Equity ETF only:

For U.S. investors, international equity investments include two components of return. The first is the return attributable to stock prices in the non-U.S. market or markets in which an investment is made. The second is the return attributable to the value of non-U.S. currencies relative to the U.S. dollar. By hedging exposure to the fluctuations in the value of the RMB relative to the U.S. dollar, the Underlying Index seeks to track the performance of Chinese equity securities that is attributable solely to stock prices.

The Underlying Index hedges the RMB in the Underlying Index to the U.S. dollar by including the impact of selling the offshore RMB (referred to as “CNH”) forward at the one-month forward rate published by WM/Reuters. With respect to the Underlying Index, the weight of the currency corresponds to the relative market cap weight of the securities quoted in that currency in the Underlying Index. More precisely, the weights are derived from the aggregate free-float adjusted market capitalization of the securities quoted in the RMB in the Underlying Index as of the close of two business days before the first calendar day of the following month, but taking into account any month end changes in the index constituents due to rebalancing and corporate actions.

The A-Shares included in the Underlying Index are denominated in CNY; however, because China’s restrictions on the exchange of CNY currently render it infeasible to hedge CNY directly, the Underlying Index hedges its RMB exposure by reflecting the impact of selling CNH forwards.

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF

Index Description. The Underlying Index is calculated and maintained by CSI. The Underlying Index is a modified free-float market capitalization weighted index composed of the 500 smallest and most liquid stocks in the China A-Share market. Constituent stocks for the Underlying Index must have been listed on either the Shanghai Stock Exchange or the Shenzhen Stock Exchange for more than three months (unless the stock’s average daily A-Share market capitalization since its initial listing ranks among the top 30 of all A-Shares), have demonstrated positive performance, and not be subject to abnormal volatility or other evidence of possible market manipulation. If an issuer has reported a loss in its annual report or semi-annual report, the issuer’s stock will not be eligible for inclusion in the Underlying Index. In addition, if an issuer experiences stock price volatility that is not attributable to market demand and supply factors, but rather the possible result of market manipulation, the Index Provider will take such factor into consideration when determining whether the issuer is eligible for inclusion or continued inclusion in the Underlying Index. When determining eligibility, the Index Provider also may consider other factors, such as whether the issuer has been subject to any administrative penalty or regulatory investigation. As of July 31, 2017, the Underlying Index included 500 securities of companies with a full market capitalization range of approximately $678.5 million to $8.2 billion and a weighted average market capitalization of $2.4 billion. These amounts are subject to change.

When selecting constituent stocks for the Underlying Index, the Index Provider: (1) calculates the daily average trading value and daily average total market capitalization during the most recent year (or in the case of a new issue, during the time since its initial listing) for all the stocks in the stock universe; (2) ranks the stocks in the stock universe (excluding the stocks either in the CSI 300 or ranked in the top 300 in Shanghai and Shenzhen stock markets by daily average total market capitalization of the past recent year) in descending order according to their average daily trading values, and excludes the bottom 20%; and (3) ranks the remaining stocks in descending order according to their average daily total market capitalization and selects those which rank top 500 as constituent stocks of the Underlying Index.

The weighting of a company in the Underlying Index is intended to be a reflection of the current importance of that company in the China A-Share market as a whole. Stocks are selected and weighted according to market capitalization. A company is heavily weighted in the Underlying Index if it has a relatively larger free-float market capitalization than the rest of the constituents in the Underlying Index. The constituents of the Underlying Index are frequently reviewed by the Index Provider to ensure that the Underlying Index continues to reflect the state and structure of the underlying market it measures. The Underlying Index is calculated in real time and is published every six seconds in RMB (specifically, CNY). The composition of the Underlying Index is reviewed semi-annually every January and July.

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Xtrackers MSCI All China Equity ETF

Index Description. The Underlying Index is a rules-based, free-float adjusted market capitalization index comprised of equity securities that are listed in Hong Kong, Shanghai and Shenzhen. The Underlying Index is intended to give investors a means of tracking the overall performance of equity securities that are a representative sample of the entire Chinese investment universe. The Underlying Index is comprised of A-Shares, B-Shares, H-Shares, Red chips and P chips share classes. As of July 31, 2017, the Underlying Index included 1,024 securities with a market capitalization range of between approximately $708.1 million and $228.2 billion and a weighted average market capitalization of $3.2 billion and a significant percentage of the Underlying Index was comprised of issuers in the financial services (24.0%) and information technology (22.0%) sectors. These amounts are subject to change.

To be eligible for inclusion in the Underlying Index, a security must have adequate liquidity measured by 12-month and three-month trading volume. Constituent stocks for the Underlying Index must have been listed for more than three months prior to the implementation of a semi-annual index review by the Index Provider, unless the stock meets certain size-segment investability and full market capitalization requirements as defined by the Index Provider.

The Underlying Index is rebalanced on a quarterly basis, usually as of the close of the last business day of February, May, August, and November. The pro forma Underlying Index is generally announced nine business days before the effective date.

FURTHER DISCUSSION OF MAIN RISKS

The Funds are subject to the main risks noted below, any of which may adversely affect each Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. Xtrackers CSI 300 China A-Shares Hedged Equity ETF and Xtrackers MSCI All China Equity ETF may be exposed to the risks below to the extent each Fund invests in the Underlying Fund and the Xtrackers China A-Shares ETFs, respectively. You could lose all or part of your investment in the Funds, and the Funds could underperform other investments.

Risk of investing in China. Whether a Fund invests in China by investing in A-Shares supplied by HGI in its capacity as an RQFII directly, through Stock Connect or indirectly, through other instruments, such as futures contracts, the Underlying Fund or the Xtrackers China A-Shares ETFs, investments in China involve certain risks and special considerations, including the following:

Political and economic risk. The economy of China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, and allocation of resources. Although the majority of productive assets in China are still owned by the PRC government at various levels, in recent years, the PRC government has implemented economic reform measures emphasizing utilization of market forces in the development of the economy of China and a high level of management autonomy. The economy of China has experienced significant growth in the past several decades, but growth has been uneven both geographically and among various sectors of the economy. Economic growth has also been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth.

For several decades, the PRC government has carried out economic reforms to achieve decentralization and utilization of market forces to develop the economy of the PRC. These reforms have resulted in significant economic growth and social progress. However, there can be no assurance that the PRC government will continue to pursue such economic policies or that such policies, if pursued, will be successful. Any adjustment and modification of those economic policies may have an adverse impact on the securities markets in the PRC as well as the constituent securities of the Underlying Index. Further, the PRC government may from time to time adopt corrective measures to control the growth of the PRC economy which may also have an adverse impact on the capital growth and performance of the Fund.

Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the issuers of the A-Shares in a Fund’s Underlying Index. The laws, regulations, including the investment regulations that permit RQFIIs to invest in A-Shares, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in a Fund’s portfolio.

The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulations. The allocation of

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resources in China is subject to a high level of government control. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. The policies set by the government could have a substantial effect on the Chinese economy and a Fund’s investments.

The Chinese economy is export-driven and highly reliant on trade. The performance of the Chinese economy may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Adverse changes to the economic conditions of its primary trading partners, such as the European Union, the United States, Hong Kong, the Association of South East Asian Nations, and Japan, would adversely affect the Chinese economy and the Fund’s investments.

In addition, as much of China’s growth over the past several decades has been a result of significant investment in substantial export trade, international trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to a Fund. Events such as these are difficult to predict and may or may not occur in the future.

China has been transitioning to a market economy since the late seventies, and has only recently opened up to foreign investment and permitted private economic activity. Under the economic reforms implemented by the Chinese government, the Chinese economy has experienced tremendous growth, developing into one of the largest and fastest growing economies in the world. There is no assurance, however, that the Chinese government will not revert to the economic policy of central planning that it implemented prior to 1978 or that such growth will be sustained in the future. Moreover, the current major slowdown in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact a Fund’s investments.

Inflation. Economic growth in China has historically been accompanied by periods of high inflation. Beginning in 2004, the Chinese government commenced the implementation of various measures to control inflation, which included the tightening of the money supply, the raising of interest rates and more stringent control over certain industries. If these measures are not successful, and if inflation were to steadily increase, the performance of the Chinese economy and a Fund’s investments could be adversely affected.

Nationalization and expropriation. After the formation of the Chinese socialist state in 1949, the Chinese government renounced various debt obligations and nationalized private assets without providing any form of compensation. There can be no assurance that the Chinese government will not take similar actions in the future. Accordingly, an investment in a Fund involves a risk of a total loss.

Hong Kong policy. As part of Hong Kong’s transition from British to Chinese sovereignty in 1997, China agreed to allow Hong Kong to maintain a high degree of autonomy with regard to its political, legal and economic systems for a period of at least 50 years. China controls matters that relate to defense and foreign affairs. Under the agreement, China does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong. However, there is no guarantee that China will continue to honor the agreement, and China may change its policies regarding Hong Kong at any time. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in a Fund’s portfolio.

Chinese securities markets. The securities markets in China have a limited operating history and are not as developed as those in the United States. The markets tend to be smaller in size, have less liquidity and historically have had greater volatility than markets in the United States and some other countries. In addition, under normal market conditions, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the United States. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely disclosure of information. During periods of significant market volatility, the Chinese government has, from

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time to time, intervened in its domestic securities markets to a greater degree than would be typical in more developed markets. Stock markets in China are in the process of change and further development. This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations.

Available disclosure about Chinese companies. Disclosure and regulatory standards in emerging market countries, such as China, are in many respects less stringent than U.S. standards. There is substantially less publicly available information about Chinese issuers than there is about U.S. issuers. Therefore, disclosure of certain material information may not be made, and less information may be available to the Fund and other investors than would be the case if the Fund’s investments were restricted to securities of U.S. issuers. Chinese issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. Generally Accepted Accounting Principles.

Chinese corporate and securities law. The regulations which regulate investments by RQFIIs in the PRC and the repatriation of capital from RQFII investments are relatively new. As a result, the application and interpretation of such investment regulations are therefore relatively untested. In addition, PRC authorities and regulators have broad discretion under such investment regulations and there is little precedent or certainty evidencing how such discretion will be exercised now or in the future.

A Fund’s rights with respect to its investments in A-Shares (as applicable), if any, generally will not be governed by U.S. law, and instead will generally be governed by Chinese law. China operates under a civil law system, in which court precedent is not binding. Because there is no binding precedent to interpret existing statutes, there is uncertainty regarding the implementation of existing law.

Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights often differ from those that may apply in the United States and other countries. Chinese laws providing protection to investors, such as laws regarding the fiduciary duties of officers and directors, are undeveloped and will not provide investors, such as a Fund, with protection in all situations where protection would be provided by comparable laws in the United States. China lacks a national set of laws that address all issues that may arise with regard to a foreign investor such as the Fund. It may therefore be difficult for the Fund to enforce its rights as an investor under Chinese corporate and securities laws, and it may be difficult or impossible for a Fund to obtain a judgment in court. Moreover, as Chinese corporate and securities laws continue to develop, these developments may adversely affect foreign investors, such as a Fund.

Sanctions and embargoes. From time to time, certain of the companies in which a Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, a Fund will be indirectly subject to those risks.

Tax on retained income and gains. To the extent a Fund does not distribute to shareholders all or substantially all of its investment company taxable income and net capital gain in a given year, it will be required to pay U.S. federal income tax on the retained income and gains, thereby reducing the Fund’s return. A Fund may elect to treat any retained net capital gain as having been distributed to shareholders. In that case, shareholders of record on the last day of a Fund’s taxable year will be required to include their attributable share of the retained gain in income for the year as a long-term capital gain despite not actually receiving the dividend, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund as well as an increase in the basis of their shares to reflect the difference between their attributable share of the gain and the related credit or refund.

Foreign exchange control. The Chinese government heavily regulates the domestic exchange of foreign currencies within China. Under SAFE regulations, Chinese corporations may only purchase foreign currencies through government approved banks. In general, Chinese companies must receive approval from or register with the Chinese government before investing in certain capital account items, including

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direct investments and loans, and must thereafter maintain separate foreign exchange accounts for the capital items. Foreign investors may only exchange foreign currencies at specially authorized banks after complying with documentation requirements. These restrictions may adversely affect a Fund and its investments. The international community has requested that China ease its restrictions on currency exchange, but it is unclear whether the Chinese government will change its policy.

RMB, is currently not a freely convertible currency as it is subject to foreign exchange control, fiscal policies and repatriation restrictions imposed by the Chinese government. Such control of currency conversion and movements in the RMB exchange rates may adversely affect the operations and financial results of companies in the PRC. In addition, if such control policies change in the future, a Fund may be adversely affected.

Since 2005, the exchange rate of the RMB is no longer pegged to the U.S. dollar. The RMB has now moved to a managed floating exchange rate based on market supply and demand with reference to a basket of foreign currencies. The daily trading price of the RMB against other major currencies in the inter-bank foreign exchange market would be allowed to float within a narrow band around the central parity published by the People’s Bank of China. As the exchange rates are based primarily on market forces, the exchange rates for RMB against other currencies, including the U.S. dollar, are susceptible to movements based on external factors. There can be no assurance that the RMB will not be subject to appreciation or devaluation, either due to changes in government policy or market factors. Any devaluation of the RMB could adversely affect the value of the Fund’s investments. The PRC government imposes restrictions on the remittance of RMB out of and into China. Each Fund will be required to remit RMB from Hong Kong to the PRC to settle the purchase of A-Shares and other permissible securities by the Fund from time to time. In the event such remittance is disrupted, a Fund will not be able to fully replicate its Underlying Index by investing in the relevant A-Shares and this may increase the tracking error of a Fund. Any delay in repatriation of RMB out of China may result in delay in payment of redemption proceeds to the redeeming investors. The Chinese government’s policies on exchange control and repatriation restrictions are subject to change, and the Fund’s performance may be adversely affected.

Foreign currency considerations. (Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest

CSI 500 China A-Shares Small Cap ETF) The assets of Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF are invested primarily in the equity securities of issuers in China and the income received by a Fund will be primarily in RMB.

RMB can be further categorized into onshore RMB (“CNY”), traded only in the PRC, and offshore RMB (“CNH”), traded outside the PRC. CNY and CNH are traded at different exchange rates and their exchange rates may not move in the same direction. Although there has been a growing amount of RMB held offshore, CNH cannot be freely remitted into the PRC and is subject to certain restrictions, and vice versa. A Fund may also be adversely affected by the exchange rates between CNY and CNH. There is no assurance that there will always be RMB available in sufficient amounts for a Fund to remain fully invested. Each Fund’s Underlying Index is calculated in CNY.

Meanwhile, each Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by a Fund at the foreign exchange rate in effect on that date. Any gain or loss attributable to fluctuations in exchange rates between the time a Fund accrues income or gain and the time the Fund converts such income or gain from RMB to the U.S. dollar is generally treated as ordinary income or loss. Therefore, if the value of the RMB increases relative to the U.S. dollar between the accrual of income and the time at which a Fund converts the RMB to U.S. dollars, the Fund will recognize ordinary income when the RMB is converted. In such circumstances, if a Fund has insufficient cash in U.S. dollars to meet distribution requirements under the Internal Revenue Code, the Fund may be required to liquidate certain positions in order to make distributions. The liquidation of investments, if required, may also have an adverse impact on a Fund’s performance.

Furthermore, a Fund may incur costs in connection with conversions between U.S. dollars and RMB. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

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Currently, there is no market in China in which a Fund may engage in hedging transactions to minimize RMB foreign exchange risk in CNY, and there can be no guarantee that instruments suitable for hedging currency in CNY will be available to a Fund in China at any time in the future. In the event that in the future it becomes possible to hedge RMB currency risk in China in CNY, a Fund may seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in hedging transactions. In that case, a Fund may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options on currencies, in China. The Funds do not currently intend to hedge RMB currency risk in CNH. Currency hedging would involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s or Sub-Adviser’s (as applicable) view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. The use of currency transactions could result in the Fund’s incurring losses as a result of the imposition of exchange controls, exchange rate regulation, suspension of settlements or the inability to deliver or receive a specified currency.

(Xtrackers CSI 300 China A-Shares Hedged Equity ETF)

Xtrackers CSI 300 China A-Shares Hedged Equity ETF enters into forward currency contracts to attempt to minimize the impact of changes in the value of the RMB against the U.S. dollar. These contracts may not be successful. As discussed above, the Chinese government heavily regulates the domestic exchange of foreign currencies within China. Chinese law requires that all domestic transactions must be settled in CNY, places significant restrictions on the remittance of foreign currency, and strictly regulates currency exchange from CNY. Because of these restrictions, it currently is not feasible for the Fund to utilize CNY currency forwards. The Fund will therefore hedge against the Fund’s exposure to RMB by entering into CNH currency forwards, which are traded freely in Hong Kong and other offshore markets. The Fund’s Underlying Index is calculated in CNY. Because CNH trades in different markets and is not subject to the same restrictions as CNY, the Fund’s currency forwards may not successfully hedge against the Fund’s exposure to CNY (even if the Fund’s CNH forwards effectively hedge against fluctuations in value between the U.S. dollar and CNH).

In order to minimize transaction costs or for other reasons, the Fund’s exposure to the RMB may not be fully hedged at all times. To the extent the Fund’s forward currency contracts are not successful in hedging against such changes, the U.S. dollar value of your investment in the Fund may go down if the value of the RMB depreciates against the U.S. dollar. This is true even if the RMB value of securities in the Fund’s holdings goes up. Conversely, the dollar value of your investment in the Fund may go up if the value of the RMB appreciates against the U.S. dollar. The Fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in U.S. dollars.

Investments in A-Shares. (Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF) The Funds intend to invest directly in A-Shares through the Sub-Adviser’s RQFII quota. Because a Fund will not be able to invest directly in A-Shares in excess of the Sub-Adviser’s RQFII quota and beyond the limits that may be imposed by Stock Connect, the size of the Fund’s direct investments in A-Shares may be limited. In addition, restrictions may be imposed on the repatriation of gains and income that may affect a Fund’s ability to satisfy redemption requests. Currently, there are two stock exchanges in mainland China, the Shanghai Stock Exchange and the Shenzhen Stock Exchange. The Shanghai and Shenzhen Stock Exchanges are supervised by the CSRC and are highly automated with trading and settlement executed electronically. The Shanghai and Shenzhen Stock Exchanges are substantially smaller, less liquid, and more volatile than the major securities markets in the United States.

The Shanghai Stock Exchange commenced trading on December 19, 1990, and the Shenzhen Stock Exchange commenced trading on July 3, 1991. The Shanghai and Shenzhen Stock Exchanges divide listed shares into two classes: A-Shares and B-Shares. Companies whose shares are traded on the Shanghai and Shenzhen Stock Exchanges that are incorporated in mainland China may issue both A-Shares and B-Shares. In China, the A-Shares and B-Shares of an issuer may only trade on one exchange. A-Shares and B-Shares may both be listed on either the Shanghai

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Stock Exchange or the Shenzhen Stock Exchange. Both classes represent an ownership interest comparable to a share of common stock and all shares are entitled to substantially the same rights and benefits associated with ownership. A-Shares are traded on the Shanghai and Shenzhen Stock Exchanges in RMB.

As of August 31, 2017, the CSRC had granted licenses to 188 RQFIIs and to 286 QFIIs bringing total investment quotas to US $184.1 billion in A-Shares and other permitted Chinese securities. Because restrictions continue to exist and capital therefore cannot flow freely into the A-Share market, it is possible that in the event of a market disruption, the liquidity of the A-Share market and trading prices of A-Shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. A Fund cannot predict the nature or duration of such a market disruption or the impact that it may have on the A-Share market and the short-term and long-term prospects of its investments in the A-Share market.

The Chinese government has in the past taken actions that benefited holders of A-Shares. As A-Shares become more available to foreign investors, such as the Funds, the Chinese government may be less likely to take action that would benefit holders of A-Shares. In addition, there is no guarantee that the Sub-Adviser will continue to maintain its existing RQFII quota or be able to obtain additional RQFII quota if the RQFII quota is reduced or eliminated by SAFE or if the Sub-Adviser’s RQFII license is revoked by CSRC at some point in the future. A Fund cannot predict what would occur if the RQFII quota were reduced or eliminated or if the Sub-Adviser’s RQFII license were to be revoked, although such an occurrence would likely have a material adverse effect on the Fund.

(Xtrackers CSI 300 China A-Shares Hedged Equity ETF only) Currently, the Fund does not expect to invest in A-Shares directly. Instead, the Fund will invest in the Underlying Fund to obtain investment exposure to A-Shares. The Fund’s A-Shares investment exposure will therefore be limited to the RQFII quota amount obtained by the Underlying Fund and its sub-adviser, as well as the limits that may be imposed by Stock Connect. Because the Underlying Fund invests directly in A-Shares, it is subject to the risk that restrictions may be imposed on the repatriation of gains and income that may affect its ability to satisfy redemption requests. The potential inability of the Underlying Fund to satisfy redemption requests could adversely affect the liquidity and performance of the Fund.

(Xtrackers MSCI All China Equity ETF only) Currently, the Fund does not expect to invest in A-Shares directly. Instead, the Fund will invest in the Xtrackers China A-Shares ETFs to obtain investment exposure to A-Shares. The Fund’s A-Shares investment exposure will therefore be limited to the RQFII quota amount obtained by the Xtrackers China A-Shares ETFs and their sub-adviser, as well as the limits that may be imposed by Stock Connect. Because the Xtrackers China A-Shares ETFs invest directly in A-Shares, it is subject to the risk that restrictions may be imposed on the repatriation of gains and income that may affect its ability to satisfy redemption requests. The potential inability of the Xtrackers China A-Shares ETFs to satisfy redemption requests could adversely affect the liquidity and performance of the Fund.

Investment and repatriation restrictions. (Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF only) Investments by a Fund in A-Shares and other Chinese financial instruments permitted by the CSRC and the People’s Bank of China, including Chinese government bonds, convertible bonds, corporate bonds, warrants and open- and closed-end investment companies, are subject to governmental pre-approval limitations on the quantity that a Fund may purchase and/or limits on the classes of securities in which the Fund may invest.

Repatriations by RQFIIs for investors such as the Funds are permitted daily and are not subject to lock-up periods or prior approval. There is no assurance, however, that PRC rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Any restrictions on repatriation of the Fund’s assets may adversely affect the Fund’s ability to meet redemption requests and/or may cause the Fund to borrow money in order to meet its obligations. These limitations may also prevent a Fund from making certain distributions to shareholders.

The Chinese government limits foreign investment in the securities of certain Chinese issuers entirely, if foreign investment is banned in respect of the industry in which the relevant Chinese issuers are conducting their business. These restrictions or limitations may have adverse effects on the liquidity and performance of a Fund’s holdings as compared to the performance of the Underlying Index. This may increase the risk of tracking error and, at the worst, a Fund may not be able to achieve its investment objective.

(Xtrackers CSI 300 China A-Shares Hedged Equity ETF and Xtrackers MSCI All China Equity ETF only)

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Investments by Xtrackers MSCI All China Equity ETF (or the Underlying Fund with respect to Xtrackers CSI 300 China A-Shares Hedged Equity ETF) in certain Chinese financial instruments permitted by the CSRC and the People’s Bank of China, including A-Shares (if any), Chinese government bonds, convertible bonds, corporate bonds, warrants and open- and closed-end investment companies, are subject to governmental pre-approval limitations on the quantity that the Xtrackers MSCI All China Equity ETF (or Underlying Fund) may purchase and/or limits on the classes of securities in which a Fund may invest.

Repatriations by RQFIIs for investors such as the Underlying Fund and Xtrackers China A-Shares ETFs in which each Fund invests, respectively, are permitted daily and are not subject to lock-up periods or prior approval. There is no assurance, however, that PRC rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Any restrictions on repatriation of a Fund’s assets or the assets of the Underlying Fund and and/or Xtrackers China A-Shares ETFs, respectively, may directly or indirectly adversely affect a Fund’s ability to meet redemption requests and/or cause a Fund to borrow money in order to meet its obligations. These limitations may also prevent a Fund from making certain distributions to shareholders or the Underlying Fund or Xtrackers China A-Shares ETFs from making certain distributions to a Fund.

The Chinese government limits foreign investment in the securities of certain Chinese issuers entirely, if foreign investment is banned in respect of the industry in which the relevant Chinese issuers are conducting their business. These restrictions or limitations may have adverse effects on the liquidity and performance of the Underlying Fund’s and/or Xtrackers China A-Shares ETFs’ holdings as compared to the performance of the such Funds’ Underlying Indexes, and thus with respect to a Fund’s holdings as compared to that of its Underlying Index. This may increase the risk of tracking error and, at the worst, a Fund may not be able to achieve its investment objective.

A-Shares currency risk. A Fund’s investments in A-Shares will be denominated in RMB and the income received by the Fund in respect of such investments will be in RMB. As a result, changes in currency exchange rates may adversely affect a Fund’s returns. The value of the RMB may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the PRC, the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, a Fund’s exposure to RMB may result in reduced returns to the Fund. A Fund does not expect to hedge its currency risk. Moreover, a Fund may incur costs in connection with conversions between U.S. dollars and RMB and will bear the risk of any inability to convert the RMB. Xtrackers CSI 300 China A-Shares Hedged Equity ETF and Xtrackers MSCI All China Equity ETF are subject to the same risks to the extent they invest in the Underlying Fund and Xtrackers China A-Shares ETFs, respectively.

Risks of investing through Stock Connect. Trading through Stock Connect is subject to a number of restrictions that may affect a Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude a Fund’s ability to invest in Stock Connect A-Shares. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to a Fund. Moreover, Stock Connect A-Shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-Shares. Therefore, a Fund’s investments in Stock Connect A-Shares are generally subject to PRC securities regulations and listing rules, among other restrictions. Finally, according to Caishui [2014] 81 (“Circular 81”), while overseas investors are exempted from paying capital gains or business taxes on income and gains from investments in Stock Connect A-Shares, these PRC tax rules could be changed, which could result in unexpected tax liabilities for a Fund. Dividends derived from A-Shares are subject to a 10% PRC withholding income tax generally. PRC stamp duty is also payable for transactions in A-Shares through Stock Connect. Currently, PRC stamp duty on A-Shares transactions is only imposed on the seller, but not on the purchaser, at the tax rate of 0.1% of the total sales value.

Circular 81 stipulates that PRC business tax is temporarily exempted on capital gains derived by Hong Kong market participants (including the Fund) from the trading of A-Shares through Stock Connect. According to Caishui [2016] No. 36, the PRC value-added tax reform in the PRC will be expanded to all industries, including financial services, starting May 1, 2016. The PRC business tax exemption prescribed in Circular 81 is grandfathered under the VAT regime.

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The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the Fund’s investments and returns. Xtrackers CSI 300 China A-Shares Hedged Equity ETF and Xtrackers MSCI All China Equity ETF are subject to the same risks to the extent they invest in the Underlying Fund and Xtrackers China A-Shares ETFs, respectively.

PRC brokers risk. Regulations adopted by the CSRC and SAFE under which a Fund will invest in A-Shares provide that the Sub-Adviser, if licensed as an RQFII, may select a PRC broker to execute transactions on its behalf on each of the two PRC exchanges – the Shanghai Stock Exchange and the Shenzhen Stock Exchange. The Sub-Adviser may select the same broker for both Exchanges. As a result, the Adviser and/or Sub-Adviser will have less flexibility to choose among brokers on behalf of a Fund than is typically the case for U.S. investment managers. In the event of any default of a PRC broker in the execution or settlement of any transaction or in the transfer of any funds or securities in the PRC, a Fund may encounter delays in recovering its assets which may in turn adversely impact the NAV of the Fund.

If the Sub-Adviser is unable to use one of its designated PRC brokers in the PRC, units of a Fund may trade at a premium or discount to its NAV or the Fund may not be able to track the Underlying Index. Further, the operation of the Fund may be adversely affected in the case of any acts or omissions of a PRC broker, which may result in increased tracking error or the Fund being traded at a significant premium or discount to its NAV. The limited number of PRC brokers that may be appointed may cause the Fund to not necessarily pay the lowest commission available in the market. The Sub-Adviser, however, in its selection of PRC brokers will consider such factors as the competitiveness of commission rates, size of the relevant orders, and execution standards. There is a risk that a Fund may suffer losses from the default, bankruptcy or disqualification of the PRC brokers. In such events, a Fund may be adversely affected in the execution of any transaction. Xtrackers MSCI All China Equity ETF is subject to the same risks to the extent it invests in the Xtrackers China A-Shares ETFs.

Custody risks of investing in A-Shares. A Fund is required to select a PRC sub-custodian (the “PRC sub-custodian”), which is a mainland commercial bank qualified both as a custodian for qualified foreign institutional investors (“QFII custodian”) and as a settlement agent on the inter-bank bond market. The PRC sub-custodian maintains a Fund’s RMB deposit accounts and oversees the Fund’s investments in A-Shares in the PRC to ensure their compliance with the rules and regulations of the CSRC and the People’s Bank of China. A-Shares that are traded on the Shanghai or Shenzhen Stock Exchange are dealt and held in book-entry form through the China Securities Depository and Clearing Corporation Limited (“CSDCC”). A-Shares purchased by the Sub-Adviser, in its capacity as an RQFII, on behalf of a Fund, may be received by the CSDCC as credited to a securities trading account maintained by the PRC sub-custodian in the names of the Fund and the Sub-Adviser as the RQFII. A Fund will pay the cost of the account. The Sub-Adviser may not use the account for any other purpose than for maintaining a Fund’s assets. However, given that the securities trading account will be maintained in the name of the Sub-Adviser for the benefit of a Fund, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. In particular, there is a risk that creditors of the Sub-Adviser may assert that the securities are owned by the Sub-Adviser and not a Fund, and that a court would uphold such an assertion, in which case creditors of the Sub-Adviser could seize assets of the Fund. Because the Sub-Adviser’s RQFII quota would be in the name of the Sub-Adviser rather than a Fund, there is also a risk that regulatory actions taken against the Sub-Adviser by PRC government authorities may affect the Fund.

Investors should note that cash deposited in a Fund’s account with the PRC sub-custodian will not be segregated but will be a debt owing from the PRC sub-custodian to the Fund as a depositor. Such cash will be co-mingled with cash belonging to other clients of the PRC sub-custodian. In the event of bankruptcy or liquidation of the PRC sub-custodian, a Fund will not have any proprietary rights to the cash deposited in the account, and the Fund will become an unsecured creditor, ranking pari passu with all other unsecured creditors, of the PRC sub-custodian. A Fund may face difficulty and/or encounter delays in recovering such debt, or may not be able to recover it in full or at all, in which case the Fund will suffer losses. Xtrackers CSI 300 China A-Shares Hedged Equity ETF and Xtrackers MSCI All China Equity ETF are subject to the same

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risks to the extent they invest in the Underlying Fund and Xtrackers China A-Shares ETFs, respectively.

Disclosure of interests and short swing profit rule. A Fund may be subject to shareholder disclosure of interest regulations promulgated by the CSRC. These regulations currently require a Fund to make certain public disclosures when the Fund and parties acting in concert with the Fund acquire 5% or more of the issued securities of a listed company (which include A-Shares of the listed company). If the reporting requirement is triggered, a Fund will be required to report information which includes, but is not limited to: (a) information about the Fund (and parties acting in concert with the Fund) and the type and extent of its holdings in the company; (b) a statement of the Fund’s purposes for the investment and whether the Fund intends to increase its holdings over the following 12-month period; (c) a statement of the Fund’s historical investments in the company over the previous six months; (d) the time of, and other information relating to, the transaction that triggered the Fund’s holding in the listed company reaching the 5% reporting threshold; and (e) other information that may be required by the CSRC or the stock exchange. Additional information may be required if a Fund and its concerted parties constitute the largest shareholder or actual controlling shareholder of the listed company. The report must be made to the CSRC, the stock exchange, the invested company, and the CSRC local representative office where the listed company is located. A Fund would also be required to make a public announcement through a media outlet designated by the CSRC. The public announcement must contain the same content as the official report. The public announcement may require a Fund to disclose its holdings to the public, which could have an adverse effect on the performance of the Fund.

The relevant PRC regulations presumptively treat all affiliated investors and investors under common control as parties acting in concert. As such, under a conservative interpretation of these regulations, a Fund may be deemed as a “concerted party” of other funds managed by the Adviser, Sub-Adviser or their affiliates and therefore may be subject to the risk that the Fund’s holdings may be required to be reported in the aggregate with the holdings of such other funds should the aggregate holdings trigger the reporting threshold under the PRC law.

If the 5% shareholding threshold is triggered by a Fund and parties acting in concert with the Fund, the Fund would be required to file its report within three days of the date the threshold is reached. During the time limit for filing the report, a trading freeze applies and a Fund would not be permitted to make subsequent trades in the invested company’s securities. Any such trading freeze may undermine a Fund’s performance, if the Fund would otherwise make trades during that period but is prevented from doing so by the regulation.

Once a Fund and parties acting in concert reach the 5% trading threshold as to any listed company, any subsequent incremental increase or decrease of 5% or more will trigger a further reporting requirement and an additional three-day trading freeze, and also an additional freeze on trading within two days of the Fund’s report and announcement of the incremental change. These trading freezes may undermine a Fund’s performance as described above. Also, Shanghai Stock Exchange requirements currently require a Fund and parties acting in concert, once they have reach the 5% threshold, to disclose whenever their shareholding drops below this threshold (even as a result of trading which is less than the 5% incremental change that would trigger a reporting requirement under the relevant CSRC regulation).

CSRC regulations also contain additional disclosure (and tender offer) requirements that apply when an investor and parties acting in concert reach thresholds of 20% and greater than 30% shareholding in a company.

Subject to the interpretation of PRC courts and PRC regulators, the operation of the PRC short swing profit rule may be applicable to the trading of a Fund with the result that where the holdings of the Fund (possibly with the holdings of other investors deemed as concert parties of the Fund) exceed 5% of the total issued shares of a listed company, the Fund may not reduce its holdings in the company within six months of the last purchase of shares of the company. If a Fund violates the rule, it may be required by the listed company to return any profits realized from such trading to the listed company. In addition, the rule limits the ability of a Fund to repurchase securities of the listed company within six months of such sale. Moreover, under PRC civil procedures, a Fund’s assets may be frozen to the extent of the claims made by the company in question. These risks may greatly impair the performance of a Fund. Xtrackers CSI 300 China A-Shares Hedged Equity ETF and Xtrackers MSCI All China Equity ETF are subject to the same risks to the extent they invest in the Underlying Fund and Xtrackers China A-Shares ETFs, respectively.

Derivatives risk. Derivatives are financial instruments, such as futures contracts and swaps, whose values are

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based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and a Fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of a Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, a Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for a Fund’s derivative positions.

Futures. If a Fund is unable to invest in the constituents of the Underlying Index for any reason, the Adviser or Sub-Adviser (as applicable) may invest in futures contracts to gain exposure to the constituents or the A-Share market generally. A futures contract is a standardized exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of future contracts can be highly volatile, using future contracts can lower total return and the potential loss from future contracts can exceed a Fund’s initial investment in such contracts.

Limited availability of swaps. To the extent the Adviser or Sub-Adviser (as applicable) invests in swaps to gain exposure to A-Shares in an effort to achieve a Fund’s (or the Underlying Fund’s, with respect to Xtrackers CSI 300 China A-Shares Hedged Equity ETF) investment objective (or to the extent the Adviser does the same with respect to Xtrackers CSI 300 Hedged Equity ETF directly), a Fund will be subject to the risk that the number of counterparties able to enter into swaps to provide exposure to A-Shares may be limited. To the extent that the RQFII quota of a potential swap counterparty is reduced or eliminated due to actions by the Chinese government or as a result of transactions entered into by the counterparty with other investors, the counterparty’s ability to continue to enter into swaps or other derivative transactions with a Fund may be reduced or eliminated, which could have a material adverse effect on the Fund. These risks are compounded by the fact that at present there are only a limited number of potential counterparties willing and able to enter into swap transactions linked to the performance of A-Shares. Furthermore, swaps are of limited duration and there is no guarantee that swaps entered into with a counterparty will continue indefinitely. Accordingly, the duration of a swap depends on, among other things, the ability of a Fund to renew the expiration period of the relevant swap at agreed upon terms. In addition, under the current regulations regarding quotas of QFIIs and RQFIIs administered by SAFE, QFIIs and RQFIIs are prohibited from transferring or selling their quotas to any third party. However, there is uncertainty over how this prohibition is implemented. Therefore, subject to interpretation by SAFE, QFIIs and RQFIIs may be limited or prohibited from providing a Fund access to RQFII quotas by entering into swap or other derivative transactions, which, in turn, could adversely affect the Fund.

Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses to a Fund. This is especially true given the limited number of potential counterparties willing and able to enter into swap transactions on A-Shares. In addition, a swap transaction may be subject to a Fund’s limitation on investments in illiquid securities. Swap agreements may be subject to pricing risk, which exists when a particular swap agreement becomes extraordinarily expensive (or inexpensive) relative to historical prices or the prices of

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corresponding cash market instruments. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Foreign investment risk. A Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of a Fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for U.S. investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of U.S. markets. Because foreign exchanges generally are smaller and less liquid than U.S. exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value a Fund’s foreign investments.

In addition, each Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities.

In addition, various PRC companies derive their revenues in RMB but have requirements for foreign currency, including for the import of materials, debt service on foreign currency denominated debt, purchases of imported equipment and payment of any cash dividends declared. The existing PRC foreign exchange regulations have significantly reduced government foreign exchange controls for certain transactions, including trade and service related foreign exchange transactions and payment of dividends. However, it is impossible to predict whether the PRC government will continue its existing foreign exchange policy and when the PRC government will allow free conversion of the RMB to foreign currency. Certain foreign exchange transactions, including principal payments in respect of foreign currency-denominated obligations, currently continue to be subject to significant foreign exchange controls and require the approval of SAFE. Since 1994, the conversion of RMB into U.S. dollars has been based on rates set by the People’s Bank of China, which are set daily based on the previous day’s PRC interbank foreign exchange market rate. It is not possible to predict nor give any assurance of any future stability of the RMB to U.S. dollar exchange rate. Fluctuations in exchange rates may adversely affect a Fund’s NAV. Furthermore, because dividends are declared in U.S. dollars and underlying payments are made in RMB, fluctuations in exchange rates may adversely affect dividends paid by a Fund.

(Each Fund except Xtrackers CSI 300 China A-Shares Hedged Equity ETF) From time to time, a Fund may invest in shares of foreign investment companies, including but not limited to, ETFs the shares of which are listed and traded primarily or solely on a foreign securities exchange. Such foreign funds will not be registered as investment companies with the SEC or subject to the U.S. federal securities laws. As a result, a Fund’s ability to transfer shares of such foreign funds outside of the foreign fund’s primary market will be restricted or prohibited. While such foreign funds may operate similarly to domestic funds, a Fund as an investor in a foreign fund will not be afforded the same investor protections as are provided by the U.S. federal securities laws.

When a Fund invests in a foreign fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the foreign fund’s expenses. Further, in part because of these additional expenses, the performance of a foreign fund may differ from the performance a Fund would achieve if it invested directly in the underlying investments of the foreign fund. A Fund’s investments in foreign ETFs will be subject to the risk that the NAV of the foreign fund’s shares may trade below the Fund’s NAV. The NAV of foreign fund shares will fluctuate with changes in the market value of the foreign fund’s holdings. The trading prices of foreign fund shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the “spread,” will also vary for a foreign ETF depending on the fund’s trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to a foreign fund’s shares trading at a premium or a discount to NAV.

Depositary receipt risk. Each Fund may invest in depositary receipts, including ADRs. ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and

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capital gains that are paid out on the underlying foreign shares. Foreign investments in ADRs and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which a Fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Pricing risk. If market conditions make it difficult to value some investments (including China A-Shares), a Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling fund shares. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent a Fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in a Fund’s NAV.

Forward currency contracts risk. (Xtrackers CSI 300 China A-Shares Hedged Equity ETF only) The Fund invests in forward currency contracts. A forward currency contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Settlement of a forward currency contract for the purchase of most currencies typically must occur at a bank based in the issuing nation. By entering into a forward currency contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the extent that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund’s volatility and may involve a significant amount of risk relative to the investment of cash. NDFs may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the Fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.

Counterparty risk. (Xtrackers CSI 300 China A-Shares Hedged Equity ETF only) The foreign currency markets in which the Fund effects its transactions are over-the-counter or “interdealer” markets. The counterparty to an over-the-counter spot contract is generally a single bank or other financial institution rather than a clearing organization backed by a group of financial institutions. Participants in over-the-counter markets are typically not subject to the same credit evaluation and regulatory oversight as members of “exchange-based” markets. Because the Fund executes over-the-counter transactions, the Fund constantly takes credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions which generally are characterized by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections and the Fund is subject to the risk that a counterparty will not settle a transaction in accordance with agreed terms and conditions.

Further, if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In addition, the Fund may enter into agreements with a limited number of counterparties which may increase the Fund’s exposure to counterparty credit risk. As contract terms may provide for collateral to cover the variation margin exposure arising under the contract only if a minimum transfer amount is triggered, the Fund may have an uncollateralized risk exposure to a counterparty.

The use of spot foreign exchange contracts may also expose the Fund to legal risk, which is the risk of loss due to the unexpected application of a law or regulation, or because contracts are not legally enforceable.

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Non-diversification risk. (Xtrackers CSI 300 China A-Shares Hedged Equity ETF and Xtrackers MSCI All China Equity ETF only) Each Fund is “non-diversified” and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, a Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. This may increase a Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Country concentration risk. Because each Fund invests a significant portion of its assets in the securities of a single country (directly or indirectly), it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on a Fund’s performance.

Market price risk. Fund shares are listed for trading on NYSE Arca and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. Differences between secondary market prices and the value of a Fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the Fund at a particular time. The Adviser cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of a Fund’s holdings vary significantly and you may pay more than the value of the Fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the Fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of a Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of a Fund’s holdings.

Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, a Fund may have a limited number of financial institutions that may act as APs or market makers. Only APs who have entered into agreements with a Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described below under “Dividends and Distributions – Creations and Redemptions”). If those APs exit the business or are unable to process creation and/or redemption orders (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, a Fund’s shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in Fund shares. The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to a Fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the Fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of a Fund. In addition, the securities held by a Fund may be traded in markets that close at a different time than the NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in a Fund’s NAV. The bid-ask spread varies over time for shares of a Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has substantial trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). A Fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The bid -ask spread of a Fund may be wider in comparison to the bid/ask spread of other ETFs, due to a Fund’s exposure to A-Shares. A Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment

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results consistent with those experienced by those APs creating and redeeming shares directly with a Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on NYSE Arca and may, therefore, have a material effect on the market price of the Fund’s shares.

Valuation risk. Because non-U.S. exchanges may be open on days when the Funds do not price their shares, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Operational risk. The Funds are exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Funds’ service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The Funds seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Basic materials sector risk. (Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF only) The basic materials sector includes companies that manufacture chemicals, construction materials, glass and paper products, as well as metals, minerals and mining companies. To the extent the Underlying Index includes securities of issuers in the basic materials sector, the Fund will invest in companies in such sector. As such, the Fund may be sensitive to changes in, and its performance may depend on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Financial services sector risk. (All Funds except Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF) Each Fund invests a significant portion of its assets (directly or indirectly) in securities issued by companies in the financial services sector in order to track the Fund’s Underlying Index’s allocation to that sector. As a result, each Fund is sensitive to changes in, and its performance may depend on, the overall condition of the financial services sector.

Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates and loan losses, which usually increase in economic downturns. Events in the financial sector since late 2008 have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Moreover, certain financial companies have avoided collapse due to intervention by governmental regulatory authorities, but such interventions have often not averted a substantial decline in the value of such companies’ common stock. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.

The financial services sector in China is also undergoing significant change, including continuing consolidations, development of new products and structures and changes to its regulatory framework, which may have an impact on the issuers included in the Underlying Index. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of a Fund’s investments in financial institutions.

Industrials sector risk. (All Funds except Xtrackers MSCI All China Equity ETF) Each Fund (directly or indirectly) invests a significant portion of its assets in securities issued by companies in the industrials sector in order to track the Fund’s Underlying Index’s allocation to that sector. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Because as currently constituted the industrials sector represents a significant portion of each Fund’s Underlying Index, the Funds will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

Information technology sector risk. (Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF and Xtrackers MSCI All China Equity only) The information technology sector includes companies engaged in developing

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software and providing data processing and outsourced services, along with manufacturing and distributing communications equipment, computers and other electronic equipment and instruments. Information technology companies are particularly vulnerable to government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel. Additionally, the products of information technology companies may face obsolescence due to rapid technological development and frequent new product introduction by competitors. Finally, information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

Small and medium company risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Investing in other investment companies risk. (Xtrackers CSI 300 China A-Shares Hedged Equity ETF and Xtrackers MSCI All China Equity ETF only) Xtrackers CSI 300 China A-Shares Hedged Equity ETF expects to invest in the Underlying Fund and Xtrackers MSCI All China Equity ETF expects to invest in the Xtrackers China A-Shares ETFs. Each Fund may purchase shares of other investment companies, such as ETFs, mutual funds, unit investment trusts, and closed-end investment companies, which may trade at a discount to their NAV, to gain exposure to the Chinese securities markets while awaiting an opportunity to purchase securities directly or when such investments present a more cost efficient alternative to investing directly in securities. When a Fund invests in another investment company, in addition to directly bearing the expenses associated with its own operations, the Fund and its shareholders will bear a pro rata portion of the other investment company’s expenses. For example, the Fund will indirectly pay a portion of the expenses (including operating expenses and management fees) incurred by the other investment company. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance a Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, a Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the NAV of its underlying investments. Also, the lack of liquidity in an ETF can contribute to the increased volatility of its value in comparison to the value of the underlying portfolio securities. In addition, a Fund may invest in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act and therefore, not subject to the regulatory scheme of the 1940 Act.

An investor in a Fund may receive taxable gains from portfolio transactions by an underlying fund, as well as taxable gains from transactions in shares of the underlying fund held by a Fund. As a Fund’s allocations to an underlying fund change from time to time, or to the extent that the expense ratio of an underlying fund changes, the weighted average operating expenses borne by the Fund may increase or decrease.

Indexing risk. While the exposure of an index to its component securities is by definition 100%, a Fund’s effective exposure to index securities may vary over time. Because each Fund, as an index fund, is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

U.S. tax risk. A Fund intends to distribute annually all or substantially all of its investment company taxable income and net capital gain. However, should the Chinese government impose restrictions on the Fund’s ability to repatriate funds associated with direct investments in A-Shares, the Fund may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code. If the Fund fails to satisfy the distribution requirements necessary to qualify for treatment as a RIC for any taxable year, the Fund would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level. If the Fund fails to satisfy a separate distribution requirement, it will be subject to a Fund-level excise tax. These Fund-level taxes will apply in addition to taxes payable at the shareholder level on distributions. Xtrackers MSCI All China Equity ETF is subject to the same risks to the extent it invests in the Xtrackers China A-Shares ETFs.

Tax risk. (Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF only) Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares

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could result in unexpected tax liabilities for a Fund. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises (including QFIIs and RQFIIs) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.

Effective November 17, 2014, the corporate income tax for QFIIs and RQFIIs, with respect to capital gains, will be temporarily lifted. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the Funds, while realized gains from shares in non-land-rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-U.S. Double Taxation Agreement. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. A Fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on a Fund’s return could be substantial. A Fund may also be liable to the Sub-Adviser for any tax that is imposed on the Sub-Adviser by the PRC with respect to the Fund’s investments. If a Fund’s direct investments in A-Shares through the Sub-Adviser’s RQFII quota become subject to repatriation restrictions, the Fund may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code, and be subject to tax at the Fund level.

The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, including with respect to the possible liability of a Fund for obligations of an RQFII. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of an RQFII acting for a foreign investor such as the Fund is also uncertain. Finally, it is also unclear whether an RQFII would also be eligible for PRC Business Tax (“BT”) exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes could have a material adverse effect on a Fund’s returns. Since May 1, 2016, RQFIIs are exempt from PRC Value-Added Tax, which replaced the BT with respect to gains realized from the disposal of securities, including A-Shares.

The PRC rules for taxation of RQFIIs (and QFIIs) are evolving and certain tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to a Fund and their shareholders.

If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to RQFIIs and/or begins collecting capital gains taxes on such investments, a Fund could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on a Fund’s return could be substantial. A Fund will be liable to the Sub-Adviser for any Chinese tax that is imposed on the Sub-Adviser with respect to the Fund’s investments.

To the extent a Fund invests in swaps linked to A-Shares, such investments may be less tax-efficient for U.S. tax purposes than a direct investment in A-Shares. Any tax liability incurred by the swap counterparty may be passed on to a Fund. When a Fund sells a swap on A-Shares, the sale price may take into account of the RQFII’s tax liability.

Investments in swaps and other derivatives may be subject to special U.S. federal income tax rules that could adversely affect the character, timing and amount of income earned by a Fund (e.g., by causing amounts that would be capital gain to be taxed as ordinary income or to be taken into income earlier than would otherwise be necessary). Also, a Fund may be required to periodically adjust its positions in its swaps and derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-Shares. For example, swaps in which a Fund may invest may need to be reset on a regular basis in order to maintain compliance with the 1940 Act, which may increase the likelihood that the Fund will generate short-term capital gains. In addition, because the application of special tax rules to a Fund and its investments may be uncertain, it is possible that the manner in which they are applied by the Fund may be determined to be incorrect. In that event, a Fund may be found to have failed to maintain its qualification as a RIC or to be subject to additional U.S. tax liability. A Fund may make investments, both directly and through swaps or other derivative positions, in companies classified as passive foreign investment companies for U.S. federal income tax purposes (“PFICs”). Investments in PFICs are subject to special tax rules which may result in adverse tax consequences to the Fund and its shareholders.

Tax risk. (Xtrackers CSI 300 China A-Shares Hedged Equity ETF and Xtrackers MSCI All China Equity ETF only) Each Fund’s exposure to China A-Shares investments through its respective underlying fund or funds (i.e., the Underlying Fund with respect to Xtrackers CSI 300 China A-Shares Hedged Equity ETF and the Xtrackers China A-Shares ETFs with respect to Xtrackers MSCI All China Equity ETF) may be less tax efficient than a direct investment in A-Shares. A

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Fund will not be able to offset its taxable income and gains with losses incurred by an underlying fund, because the underlying fund is treated as a corporation for U.S. federal income tax purposes. A Fund’s sales of shares in an underlying fund, including those resulting from changes in the Fund’s allocation of assets, could cause the recognition of additional taxable gains. A portion of any such gains may be short-term capital gains, which will be taxable as ordinary dividend income when distributed to a Fund’s shareholders. Further, certain losses recognized on sales of shares in an underlying fund may be deferred under the wash sale rules. Any loss realized by a Fund on a disposition of shares in an underlying fund held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the Fund of net long-term capital gain with respect to the underlying fund’s shares (including any amounts credited to the Fund as undistributed capital gains). Short-term capital gains earned by an underlying fund will be treated as ordinary dividends when distributed to a Fund and therefore may not be offset by any short-term capital losses incurred by the Fund. A Fund’s short-term capital losses might instead offset long-term capital gains realized by the Fund, which would otherwise be eligible for reduced U.S. federal income tax rates when distributed to individual and certain other non-corporate shareholders. If the Chinese government imposes restrictions on an underlying fund’s ability to repatriate funds associated with investment in A-Shares, the underlying fund could fail to qualify for U.S. federal income tax treatment as a regulated investment company. Under those circumstances, an underlying fund would be subject to tax as a regular corporation, and a Fund would not be able to treat non-U.S. income taxes paid by the underlying fund as paid by the Fund’s shareholders.

Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for an underlying fund. Specific rules governing taxes on capital gains derived by RQFIIs and QFIIs from the trading of PRC securities have yet to be announced. In the absence of specific rules, the tax treatment of an underlying fund’s investments in A-Shares through HGI’s RQFII quota should be governed by the general PRC tax provisions and provisions applicable to RQFIIs. Under these provisions, an underlying fund is generally subject to a tax of 10% on any dividends and interest derived by nonresident enterprises (including QFIIs and RQFIIs) from issuers resident in China. In addition, a nonresident enterprise is subject to withholding tax at a rate of 10% on its capital gains, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.

Effective November 17, 2014, the corporate income tax for QFIIs and RQFIIs, with respect to capital gains, will be temporarily lifted for a period of three years. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the underlying funds, while realized gains from shares in non-land-rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-U.S. Double Taxation Agreement. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. An underlying fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on an underlying fund’s return could be substantial. An underlying fund may also be liable to the Sub-Adviser for any tax that is imposed on the Sub-Adviser by the PRC with respect to the underlying fund’s investments. If an underlying fund’s direct investments in A-Shares through the Sub-Adviser’s RQFII quote become subject to repatriation restrictions, the underlying fund may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code, and be subject to tax at the Fund level.

The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, including with respect to the possible liability of a Fund for obligations of HGI. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of an RQFII acting for a foreign investor such as the Underlying Fund is also uncertain. Finally, it is whether an RQFII would also be eligible for PRC BT exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes on an underlying fund could have a material adverse effect on a Fund’s returns. Since May 1, 2016, RQFIIs are exempt from PRC Value-Added Tax, which replaced the BT with respect to gains realized from the disposal of securities, including A-Shares.

The PRC rules for taxation of RQFIIs (and QFIIs) are evolving and certain of the tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to an underlying fund and their shareholders.

If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to RQFIIs and/or begins collecting capital gains taxes on such investments, an underlying fund could be subject to withholding tax liability in excess of the amount reserved. The impact of any such tax liability on a Fund’s return could be substantial. An underlying fund will be liable to HGI for any

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Chinese tax that is imposed on HGI with respect to the underlying fund’s investments.

Investments in swaps and other derivatives may be subject to special U.S. federal income tax rules that could adversely affect the character, timing and amount of income earned by a Fund (e.g., by causing amounts that would be capital gain to be taxed as ordinary income or to be taken into income earlier than would otherwise be necessary). Also, a Fund may be required to periodically adjust its positions in its swaps and derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-Shares. For example, swaps in which a Fund may invest may need to be reset on a regular basis in order to maintain compliance with the 1940 Act, which may increase the likelihood that the Fund will generate short-term capital gains. In addition, because the application of special tax rules to a Fund and its investments may be uncertain, it is possible that the manner in which they are applied by a Fund may be determined to be incorrect. In that event, a Fund may be found to have failed to maintain its qualification as a RIC or to be subject to additional U.S. tax liability. A Fund may make investments, both directly and through swaps or other derivative positions, in companies classified as passive foreign investment companies (“PFICs”) for U.S. federal income tax purposes. Investments in PFICs are subject to special tax rules which may result in adverse tax consequences to the Fund and its shareholders.

(Xtrackers MSCI All China Equity ETF only)

The sale or other transfer by the Adviser of B-Shares will be subject to PRC Stamp Duty at a rate of 0.1% on the transacted value. The Adviser will not be subject to PRC Stamp Duty when it acquires B-Shares.

To the extent the Fund invests in swaps linked to A-Shares, such investments may be less tax-efficient for U.S. tax purposes than a direct investment in A-Shares. Any tax liability incurred by the swap counterparty may be passed on to the Fund. When the Fund sells a swap on A-Shares, the sale price may take into account of the RQFII’s tax liability imposed under Chinese law.

Tracking error risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to its Underlying Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. Transaction costs, including brokerage costs, will decrease a Fund’s NAV to the extent not offset by the transaction fee payable by an AP. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. There is no assurance that the Index Provider or any agents that may act on its behalf will compile the Fund’s Underlying Index accurately, or that each Underlying Index will be determined, composed or calculated accurately. Errors in respect of the quality, accuracy and completeness of the data used to compile an Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Therefore, gains, losses or costs associated with errors of the Index Provider or its agents will generally be borne by the applicable Fund and its shareholders. For example, during a period where a Fund’s Underlying Index contains incorrect constituents, each Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Such errors may negatively or positively impact the Funds and their shareholders. Any gains due to the Index Provider’s or others’ errors will be kept by the Funds and their shareholders and any losses resulting from the Index Provider’s or others’ errors will be borne by the applicable Fund and its shareholders. Imperfect correlation between a Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses and maintains a tax reserve as a provision for potential Chinese taxes while its Underlying Index does not. Because the Xtrackers MSCI All China Equity ETF utilizes a representative sampling indexing strategy, the Fund may experience higher tracking error than it would if it held all the securities of the Underlying Index with the same weightings as the Underlying Index. The same risk would apply to the other Funds if one or more of them utilizes a representative sampling strategy. In addition, the Funds may not be able to invest in certain securities and other instruments included in the Fund’s respective Underlying Index, or invest in them in the exact proportions they represent of the Underlying Index, due to legal restrictions or limitations imposed by the government of China, a lack of liquidity on stock exchanges in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). Moreover, a Fund may be delayed in purchasing or selling securities and other instruments included in its Underlying Index. Any issues a Fund

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encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk. The Adviser’s and/or Sub-Adviser’s decision to invest in securities not included in an Underlying Index, derivative instruments, and other pooled investment vehicles to seek to gain exposure to A-Shares in the event the Sub-Adviser’s RQFII quota has become inadequate or the Sub-Adviser is unable to maintain its RQFII status also may give rise to tracking error until additional RQFII quota can be obtained. Xtrackers CSI 300 China A-Shares Hedged Equity ETF and Xtrackers MSCI All China Equity ETF are subject to the same risks to the extent they invest in the Underlying Fund and Xtrackers China A-Shares ETFs, respectively. The risk of tracking error will be greater to the extent the performance of the Underlying Fund or Xtrackers China A-Shares ETFs differ from that of the A-Share components of each Fund’s Underlying Index and to the extent the shares of the Underlying Fund and Xtrackers China A-Shares ETFs trade at a premium or discount.

With respect to Xtrackers MSCI All China Equity ETF, for purposes of calculating the Fund’s NAV, the value of assets denominated in non-U.S. currencies is converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index. For this Fund, any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the tracking error risk. For tax efficiency purposes, a Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of its Underlying Index.

Each Fund may fair value certain of its securities except those securities primarily traded on exchanges that close at the same time the Fund calculates its NAV. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security or other asset is materially different from the value that could be realized upon the sale of such security or asset. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s Underlying Index. To the each Fund calculates its NAV based on fair value prices and the value of its Underlying Index is based on securities’ closing prices (i.e., the value of its Underlying Index is not based on fair value prices), or if a Fund otherwise calculates its NAV based on prices that differ from those used in calculating its Underlying Index, the Fund’s ability to track its Underlying Index may be adversely affected. The need to comply with the tax diversification and other requirements of the Internal Revenue Code may also impact a Fund’s ability to replicate the performance of its Underlying Index. In addition, if a Fund utilizes depositary receipts and other derivative instruments that are not included in its Underlying Index, its return may not correlate as well with the returns of its Underlying Index as would be the case if the Fund purchased all the securities in its Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error. In light of the factors discussed above, a Fund’s return may deviate significantly from the return of its Underlying Index.

Cash transactions risk. (Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF only) Unlike many ETFs, each Fund expects to effect its creations and redemptions principally for cash, rather than in-kind securities. Other more conventional ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to meet redemption requests. Effecting all redemptions for cash may cause a Fund to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Such dispositions may occur at an inopportune time resulting in potential losses to the Fund and involve transaction costs. If a Fund recognizes a capital loss on these sales, the loss will offset capital gains and may result in smaller capital gain distributions from the Fund. If a Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind or to recognize such gain sooner than would otherwise be required. Each Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a more conventional ETF.

In addition, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if a Fund sold and redeemed its shares principally in-kind, will generally be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. To the extent transaction and other costs associated with a redemption exceed the redemption fee, those transaction costs might be borne by a Fund’s remaining shareholders. China may also impose higher local tax rates on transactions involving

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certain companies. In addition, these factors may result in wider spreads between the bid and the offered prices of a Fund’s shares than for more conventional ETFs.

As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of a Fund on an exchange.

Cash redemption risk. (Xtrackers CSI 300 China A-Shares Hedged Equity ETF only) Because the Fund invests a portion of its assets in forward currency contracts, the Fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. The Fund may be required to unwind such contracts or sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have incurred if it had made a redemption in-kind. As a result the Fund may pay out higher annual capital gains distributions than if the in-kind redemption process were used. Only certain institutional investors known as APs who have entered into an agreement with the Fund’s distributor may redeem shares from the Fund directly; all other investors buy and sell shares at market prices on an exchange.

Additional Risks of Investing in the Funds

Absence of Active Market. Although shares of the Funds are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Trading Risks. Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. If a trading halt or unanticipated early closing of a stock exchange occurs, a shareholder may be unable to purchase or sell shares of a Fund. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged or that shares will trade with any volume, or at all, in any secondary market. As with all other exchange traded securities, shares may be sold short and may experience increased volatility and price decreases associated with such trading activity.

Risks Relating to Calculation of Net Asset Value. The Funds rely on various sources to calculate their NAVs. Therefore, each Fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Funds may be unable to recover any losses associated with such failures.

Leveraging Risk. A Fund’s investment in futures contracts and other derivative instruments provide leveraged exposure. A Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The use of derivatives and other similar financial instruments may at times be an integral part of the Fund’s investment strategy and may expose the Fund to potentially dramatic losses (or gains) in the value of a derivative or other financial instruments and, thus, in the value the Fund’s portfolio. The cost of investing in such instruments generally increases as interest rates increase, which will lower a Fund’s return.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of a Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Assets Under Management (AUM) Risk. From time to time a third party, the Adviser and/or its affiliates may invest in a Fund and hold its investment for a specific period of time in order for the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels

PORTFOLIO HOLDINGS INFORMATION

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI. The top holdings of the Fund can be found at www.Xtrackers.com. Fund fact sheets also provide information regarding the Fund’s top holdings and may be requested by calling 1-855-329-3837 (1-855-DBX-ETFS).

MANAGEMENT

Investment Adviser and Sub-Adviser

DBX Advisors LLC (“Adviser”), with headquarters at 345 Park Avenue, New York, New York 10154, is the

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investment adviser for each Fund. Under the oversight of the Board, the Adviser (or a sub-adviser, if applicable, under the oversight of the Adviser) makes the investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions.

Founded in 2010, the Adviser, an indirect, wholly owned subsidiary of Deutsche Bank AG, managed approximately $14.3 billion in 35 operational exchange-traded funds, as of June 30, 2017. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Adviser. Deutsche Asset Management is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Adviser may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the U.S. In some cases, the Adviser may also utilize its branch offices or affiliates located in the U.S. or outside the U.S. to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the U.S., such activity may be subject to both U.S. and foreign regulation. It is possible that the jurisdiction in which the Adviser or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those in the U.S.

The Adviser has engaged HGI, located at 31/F One Exchange Square, Connaught Place, Central, Hong Kong to serve as the sub-adviser for Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF. The Sub-Adviser is a registered investment adviser and serves as the investment sub-adviser for the Funds and, subject to the supervision of the Adviser and the Trust’s Board, is responsible for the investment management of the Funds.

Management Fee

For its services to the Funds during the most recent fiscal year, the Adviser received aggregate unitary management fees at the following annual rates as a percentage of each Fund’s average daily net assets:

Fund	Fee as a % of average daily net assets
Xtrackers Harvest CSI 300 China A-Shares ETF*	0.67%
Xtrackers CSI 300 China A-Shares Hedged Equity ETF**	0.05%
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF*	0.67%
Xtrackers MSCI All China Equity ETF	0.35%

*	Effective August 1, 2016, the Fund’s management fee was reduced from 0.80% to 0.65% as a percentage of average daily net assets.
**	Effective August 1, 2016, the Fund’s management fee was reduced from 0.85% to 0.70% as a percentage of average daily net assets.

Pursuant to the investment advisory agreement between the Adviser and the Trust (entered into on behalf of each Fund) (the “Investment Advisory Agreement”), the Adviser is responsible for substantially all expenses of the Funds, including the payments to the Sub-Adviser (as applicable), the cost of transfer agency, custody, fund administration, compensation paid to the Independent Trustees, legal, audit and other services except for the fee payments under the Investment Advisory Agreement, interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses.

With respect to Xtrackers CSI 300 China A-Shares Hedged Equity ETF, the Adviser has contractually agreed, until October 1, 2018, to waive its management fee and/or reimburse Fund operating expenses in an amount equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investments in the Underlying Fund. This agreement may only be terminated by the Fund’s Board (and may not be terminated by the Adviser) prior to that time.

With respect to Xtrackers MSCI All China Equity ETF, to the extent the Fund invests in the shares of an affiliated fund, the Adviser has contractually agreed, until October 1, 2018, to waive its management fee and/or reimburse Fund operating expenses in an amount equal to the Fund’s management fee attributable to the Fund’s assets invested in the affiliated fund. This agreement may only be terminated by the Fund’s Board (and may not be terminated by the Adviser) prior to that time.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement, and, where applicable, the Sub-Advisory Agreement, is available in the Funds’ annual report for the period ended May 31, 2017.

Manager of Managers Structure

The Adviser and the Trust may rely on an exemptive order (the “Order”) from the SEC that permits the Adviser to

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enter into investment sub-advisory agreements with sub-advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board, selects sub-advisers for the Fund and supervises, monitors and evaluates the performance of each sub-adviser.

The Order also permits the Adviser, subject to the approval of the Board, to replace sub-advisers and amend investment sub-advisory agreements, including fees, without shareholder approval whenever the Adviser and the Board believe such action will benefit a Fund and its shareholders. The Adviser thus has the ultimate responsibility (subject to the ultimate oversight of the Board) to recommend the hiring and replacement of sub-advisers as well as the discretion to terminate any sub-adviser and reallocate the Fund’s assets for management among any other sub-adviser(s) and itself. This means that the Adviser is able to reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. Pursuant to the Order, the Adviser is not required to disclose its contractual fee arrangement with any sub-adviser. The Adviser compensates each sub-adviser out of its management fee.

Portfolio Managers

Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF

Teresa Zheng is primarily responsible for the day-to-day management of the Funds. Ms. Zheng is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of her team to focus on certain asset classes, implementing the investment strategy, researching and reviewing the investment strategy, and overseeing members of her portfolio management team with more limited responsibilities.

Ms. Zheng, joined HGI in November 2016 as a portfolio manager in the passive strategies investment team. She has over 8 years of experience in the financial industry. Prior to HGI, she was an investment manager at Hang Seng Investment Management, where she was responsible for managing ETFs, retail funds and other types of investment vehicles registered in Hong Kong. Her previous experience also includes serving as an assistant professor at Chuhai College of Higher Education in Hong Kong, research analyst at First State Investment and financial market analyst at Factset StreetAccount. Ms. Zheng holds a PhD degree in Finance from Hong Kong University of Science & Technology and a Master’s degree in Management Science from Xi’an Jiaotong University.

Xtrackers CSI 300 China A-Shares Hedged Equity ETF and Xtrackers MSCI All China Equity ETF

Bryan Richards, Patrick Dwyer, Navid Sohrabi, Shlomo Bassous and Charlotte Cipolletti (each, a “Portfolio Manager” and together with Teresa Zheng, the “Portfolio Managers”), are primarily responsible for the day-to-day management of the Funds. Messrs. Richards, Dwyer, Sohrabi and Bassous and Ms. Cipolletti are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing the investment strategy, researching and reviewing the investment strategy, and overseeing members of their portfolio management team with more limited responsibilities.

Mr. Richards is a Director with Deutsche Asset Management and has served as a Portfolio Manager in the Passive Asset Management business since 2011. Prior to his current role, Mr. Richards served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund, and at XShares Advisors, on behalf of an ETF issuer based in New York. At Deutsche Bank, Mr. Richards served as the primary portfolio manager for the PowerShares DB Commodity ETFs until their sale in 2015. He is currently responsible for the DBXA-managed ETFs as well as oversight of DBXA-sub-advised funds. Mr. Richards earned a BS in Finance from Boston College and is a CFA Charterholder.

Mr. Dwyer is a Director with Deutsche Asset Management and has served as a Portfolio Manager in the Passive Asset Management business since 2016. Prior to his current role, Mr. Dwyer was the head of Northern Trust’s International Equity Index ETF and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Mr. Dwyer has a broad range of experience managing developed, emerging, and frontier index mandates, and currency and future overlay portfolios. Prior to joining Northern Trust in 2003, Mr. Dwyer participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups. Mr. Dwyer received a BS in Finance from Rutgers University in 2001.

Mr. Sohrabi is a Vice President with Deutsche Asset Management and has served as a Portfolio Manager and quantitative multi-asset strategist in the Passive Asset Management business since 2015. Prior to joining Deutsche Bank, Mr. Sohrabi served as a derivatives trader for several institutional asset managers and commodity trading advisors where he developed and managed

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systematic risk and trading strategies in equities, options, fx and futures. Mr. Sohrabi earned a BA in neurobiology from the University of California, Berkley, and a Masters of Financial Engineering from the Anderson School of Management at the University of California, Los Angeles and is a CFA charterholder.

Mr. Bassous is a Vice President with Deutsche Asset Management and has served as a Portfolio Manager in the Passive Asset Management business since 2017. Prior to joining Deutsche Bank, Mr. Bassous served as Portfolio Manager at Northern Trust Asset Management where he managed equity portfolios across a variety of global benchmarks. While at Northern Trust, he spent several years in Chicago, London and Hong Kong where he managed portfolios on behalf of institutional clients in North America, Europe, the Middle East and Asia. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management. Mr. Bassous received a BS in Finance from Yeshiva University in 2004.

Ms. Cipolletti is an Analyst with Deutsche Asset Management. She joined Deutsche Bank through Deutsche Bank’s graduate program and has served as a Junior Portfolio Manager in the Passive Asset Management business since 2015. Prior to joining Deutsche Bank, she served internships at Deutsche Asset Management, Deutsche Wealth Management, Private Banking and National Financial Partners. Ms. Cipolletti earned a BA in sustainable development with a focus in economics from Columbia University.

The Funds’ SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares of the Funds.

SHAREHOLDER INFORMATION

Additional shareholder information, including how to buy and sell shares of the Funds, is available free of charge by calling toll-free: 1-855-329-3837 (1-855-DBX-ETFS) or visiting our website at www.Xtrackers.com.

Buying and Selling Shares

Shares of each Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day at market price like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of a Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of a Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker.

In addition, you may incur the cost of the “spread” — that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of a Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Funds’ shares trade on NYSE Arca under the following ticker symbols:

Fund	Ticker Symbol
Xtrackers Harvest CSI 300 China A-Shares ETF	ASHR
Xtrackers CSI 300 China A-Shares Hedged Equity ETF	ASHX
Xtrackers Harvest CSI 500 China A-Shares ETF	ASHS
Xtrackers MSCI All China Equity ETF	CN

Shares of a Fund may be acquired or redeemed directly from the Funds only in Creation Units or multiples thereof, as discussed in the section of this Prospectus entitled “Dividends and Distributions – Creations and Redemptions.” Only an AP may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has evaluated the risks of market timing activities by the Funds’ shareholders. The Board noted that the Funds’ Shares can only be purchased and redeemed directly from the Funds in Creation Units by APs and that the vast majority of trading in the Funds’ Shares occurs on the secondary market. Because the secondary market trades do not involve a Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Funds’ trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF Fund, because such trades will be effected in cash, the Board noted that such trades could result in dilution to a Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. With regard to the purchase or redemption of Creation Units directly with the Xtrackers CSI 300 China A-Shares Hedged Equity ETF, to the extent effected in-kind (i.e., for securities), such trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that such trades could

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result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the Funds’ shares trade at or close to NAV. In addition, the Funds impose both fixed and variable transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by a Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Board determined that with respect to the Fund it is not necessary to adopt policies and procedures to detect and deter market timing of the Fund’s shares.

The national securities exchange on which the Funds’ Shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust. However, this relief is not available for investments by registered investment companies in the Xtrackers CSI 300 China A-Shares Hedged Equity ETF or Xtrackers MSCI All China Equity ETF, since each Fund operates as a “fund-of-funds” by investing in the Underlying Fund and the Xtrackers China A-Shares ETFs, respectively.

Book Entry

Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Funds and is recognized as the owner of all shares for all purposes.

Investors owning shares of a Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices

The trading prices of a Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of a Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value

All Funds except Xtrackers MSCI All China Equity ETF

The NAV of each Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and dividing the result by the number of shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value.

Xtrackers MSCI All China Equity ETF only

The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the NYSE (normally 4:00

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p.m., Eastern time) on each day that the NYSE is open for trading, provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers (as detailed below) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The Fund’s NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and dividing the result by the number of shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate.

All Funds

The value of each Fund’s portfolio securities is based on the securities’ closing price on local markets when available. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Equity investments are valued at market value, which is generally determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Debt securities’ values are based on price quotations or other equivalent indications of value provided by a third-party pricing service. Any such third-party pricing service may use a variety of methodologies to value some or all of a Fund’s debt securities to determine the market price. For example, the prices of securities with characteristics similar to those held by a Fund may be used to assist with the pricing process. In addition, the pricing service may use proprietary pricing models. In certain cases, some of a Fund’s debt securities may be valued at the mean between the last available bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Short-term securities for which market quotations are not readily available are valued at amortized cost, which approximates market value. Money market securities maturing in 60 days or less will be valued at amortized cost. The approximate value of shares of the applicable Fund, an amount representing on a per share basis the sum of the current value of the deposit securities based on their then current market price and the estimated cash component will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. Foreign currency exchange rates with respect to each Fund’s non-U.S. securities are generally determined as of 4:00 p.m., London time. As the respective international local markets close, the market value of the portfolio securities will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15 second intervals.

Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of each Fund are determined as of such earlier times. The value of each Underlying Index will not be calculated and disseminated intra-day. The value and return of each Underlying Index is calculated once each trading day by the Index Provider based on prices received from the respective international local markets. In addition, the value of assets or liabilities denominated in non-U.S. currencies will be converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. Use of a rate different from the rate used by the Index Provider may adversely affect a Fund’s ability to track its Underlying Index.

If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Adviser believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures approved by the Board. Each Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in a Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different from the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Underlying Index. This may adversely affect a Fund’s ability to track its Underlying Index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.

Householding

Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

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DIVIDENDS AND DISTRIBUTIONS

General Policies. Dividends from net investment income, if any, are generally declared and paid at least annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of each Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES

As with any investment, you should consider how your investment in shares of a Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions

Distributions from a Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by a Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to non-corporate shareholders as long-term capital gains, which are subject to reduced maximum tax rates, regardless of how long the shareholders have held the Fund’s shares. Distributions by a Fund that qualify as qualified dividend income are taxable to non-corporate shareholders at long-term capital gain rates. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

If certain holding period requirements are met, qualified dividend income received by a Fund may be eligible to be treated as qualified dividend income when distributed to non-corporate shareholders. Generally, qualified dividend income includes dividend income from taxable U.S. corporations and qualified non-U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified non-U.S. corporation means any non-U.S. corporation that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The PRC has such a treaty with the U.S. Dividends from PFICs are not qualified dividend income.

In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a return of capital to the extent of the shareholder’s basis in his or her shares of the Fund, and generally as a capital gain thereafter. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, a Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

As noted above, investment income earned by a Fund may be subject to non-U.S. taxes; in particular, taxes imposed by China. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of non-U.S. stocks or securities, the Fund may elect, for U.S. federal income tax purposes, to treat certain non-U.S. income taxes (including withholding taxes) paid (or deemed

Prospectus October 2, 2017	63	Fund Details

paid) by the Fund as paid by its shareholders. This means that you would be considered to have received as additional gross income your share of such non-U.S. taxes, but you may, in such case, be entitled to either a tax deduction in calculating your taxable income, or a credit in calculating your U.S. federal income tax. Your ability to use foreign tax credits is subject to certain generally applicable limitations as further described in the SAI.

If you are a resident or a citizen of the United States, by law, back-up withholding (currently at a rate of 28%) will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold

Any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

CREATIONS AND REDEMPTIONS

Creations and Redemptions

Prior to trading in the secondary market, shares of a Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof (“Creation Units”). The size of a Creation Unit will be subject to change. Each “creator” or AP enters into an authorized participant agreement (“Authorized Participant Agreement”) with the Funds’

distributor, ALPS Distributors, Inc. (the “Distributor”), subject to acceptance by the Funds’ Transfer Agent. Only an AP may create or redeem Creation Units. With respect to Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF, Creation Units generally are issued and redeemed in exchange for a specified amount of cash totaling the NAV of the Creation Units. With respect to Xtrackers MSCI All China Equity ETF and Xtrackers CSI 300 China A-Shares Hedged Equity ETF, Creation Units are principally issued and redeemed in exchange for a specific basket of securities approximating the holdings of the applicable Fund and a designated amount of cash. Creation Units may also be issued and redeemed in exchange for a specified amount of cash totaling the NAV of the Creation Units. Except when aggregated in Creation Units, shares are not redeemable by a Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the Authorized Participant Agreement.

Orders for creations and redemptions must be made by an AP that is a DTC participant and, must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

The Funds intend to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Authorized Participants and the Continuous Offering of Shares

Because new shares may be created and issued on an ongoing basis, at any point during the life of a Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Prospectus October 2, 2017	64	Fund Details

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees

APs are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to a maximum of 2%, including the standard redemption fee) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fee for each of the Funds is set forth in the table below. The maximum redemption fee, as a percentage of the amount redeemed, is 2%.

Fund	Fee
Xtrackers Harvest CSI 300 China A-Shares ETF	$4,200
Xtrackers CSI 300 China A-Shares Hedged Equity ETF	$500
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	$4,750
Xtrackers MSCI All China Equity ETF	$2,800

DISTRIBUTION

The Distributor distributes Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Funds. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

The Adviser and/or its affiliates may pay additional compensation, out of their own assets and not as an additional charge to the Fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial advisors”) in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares (“revenue sharing”). For example, the Adviser and/or its affiliates may compensate financial advisors for providing the Fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the Fund on preferred or recommended sales lists, Fund “supermarket” platforms and other formal sales programs; granting the Adviser and/or its affiliates access to the financial advisor’s sales force; granting the Adviser and/or its affiliates access to the financial advisor’s conferences and meetings; assistance in training and educating the financial advisor’s personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial advisor, the particular Fund or fund type or other measures as agreed to by the Adviser and/or its affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Adviser and/or its affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

Receipt of, or the prospect of receiving, additional compensation may influence your financial advisor’s recommendation of the Fund. You should review your financial advisor’s compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor’s recommendation of the Fund. Additional information regarding these revenue sharing payments is included in the Fund’s Statement of Additional Information, which is available to you on request at no charge (see the back cover of this Prospectus for more information on how to request a copy of the Statement of Additional Information).

It is possible that broker-dealers that execute portfolio transactions for the Fund will include firms that also sell shares of the Fund to their customers. However, the Adviser will not consider the sale of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. Accordingly, the Adviser has implemented policies and procedures reasonably designed to prevent its traders from considering sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. In addition, the Adviser and/or its affiliates will not use Fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

FUND SERVICE PROVIDERS

The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286 (“BNYM”), is the administrator, custodian and fund accounting and transfer agent for the Funds.

Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, serves as legal counsel to the Funds.

Ernst & Young LLP, 5 Times Square, New York, New York 10036, serves as the Funds’ independent registered public accounting firm. The independent registered public

Prospectus October 2, 2017	65	Fund Details

accounting firm is responsible for auditing the annual financial statements of the Funds.

INDEX PROVIDER

CSI, a leading index provider in China, is a joint venture between the Shanghai Stock Exchange and the Shenzhen Stock Exchange that specializes in the creation of indices and index-related services. CSI is not affiliated with the Trust, the Adviser, the Sub-Adviser, BNYM, the Distributor or any of their respective affiliates.

MSCI, Inc. (“MSCI”) is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Trust, the Adviser, BNYM, the Distributor or any of their respective affiliates.

The Adviser has entered into a license agreement with CSI and MSCI to use each Underlying Index. The Adviser sublicenses rights in each Underlying Index to the Trust at no charge.

DISCLAIMERS

Shares of the Funds are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Funds or any member of the public regarding the ability of the Funds to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Funds to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Funds in connection with the administration, marketing or trading of the shares of the Funds.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Funds as licensee, licensee’s customers and counterparties, owners of the shares of the Funds, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Adviser does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and the Adviser shall have no liability for any errors, omissions or interruptions therein.

The Adviser makes no warranty, express or implied, to the owners of shares of the Funds or to any other person or entity, as to results to be obtained by the Funds from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

Shares of the Funds are not sponsored, endorsed, sold or promoted by CSI or any affiliate of CSI and CSI bears no liability with respect to the Funds or any security. The Underlying Index of each Fund other than Xtrackers MSCI All China Equity ETF is compiled and calculated by CSI. CSI will apply all necessary means to ensure the accuracy of the Underlying Index. However, none of CSI, the Shanghai Stock Exchange nor the Shenzhen Stock Exchange shall be liable (whether in negligence or otherwise) to any person for any error in the Underlying Index and none of CSI, the Shanghai Stock Exchange nor the Shenzhen Stock Exchange shall be under any obligation to advise any person of any error therein. All copyright in Underlying Index values and constituent list vests in CSI. Neither the publication of the Underlying Index by CSI nor the granting of a license regarding the Underlying Index as well as the Index Trademark for the utilization in connection with the Funds, which derived from the Underlying Indexes, represents a recommendation by CSI for a capital investment or contains in any manner a warranty or opinion by CSI with respect to the attractiveness on an investment in the Funds.

XTRACKERS MSCI ALL CHINA EQUITY ETF IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI OR ANY AFFILIATE OF MSCI. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ITS UNDERLYING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. MSCI IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES OF MSCI OF THE UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE TRUST, THE ADVISER OR THE FUND.

Prospectus October 2, 2017	66	Fund Details

MSCI HAS NO OBLIGATION TO TAKE THE NEEDS OF THE ADVISER OR THE OWNERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. MSCI IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND’S SHARES ARE REDEEMABLE FOR CASH. NEITHER MSCI NOR ANY OTHER PARTY HAS ANY OBLIGATION OR LIABILITY TO OWNERS OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEX FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NO PURCHASER, SELLER OR HOLDER OF THIS SECURITY, PRODUCT OR FUND, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MSCI TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THIS SECURITY WITHOUT FIRST CONTACTING MSCI TO DETERMINE WHETHER MSCI’S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCE MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MSCI WITHOUT THE PRIOR WRITTEN PERMISSION OF MSCI.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often shares of the Funds traded on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds during the past calendar year, when available, can be found at www.Xtrackers.com.

Prospectus October 2, 2017	67	Fund Details

The financial highlights table is intended to help you understand each Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information has been derived from the Funds’ financial statements which have been audited by Ernst & Young LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report as of May 31, 2017 and for the fiscal period then ended, which is available upon request.

Xtrackers Harvest CSI 300 China A-Shares ETF

	Years Ended May 31,			Period Ended
	2017	2016	2015	5/31/2014[b]

Selected Per Share Data
Net asset value, beginning of period	$23.74	$49.93	$21.98	$25.00
Income (loss) from investment operations:
Net investment income (loss)[c]	0.30	0.43	0.09	(0.05)
Net realized and unrealized gain (loss)	1.97	(18.19)	27.96	(2.97)
Total from investment operations	2.27	(17.76)	28.05	(3.02)
Less distributions from:
Net investment income	(0.17)	(0.33)	(0.10)	—
Net realized gains	—	(8.10)	—	—
Total distributions	(0.17)	(8.43)	(0.10)	—
Net asset value, end of period	$25.84	$23.74	$49.93	$21.98
Total Return (%)	9.62	(38.10)	127.82	(12.08	)**[d]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	367	326	1,410	153
Ratio of expenses before fee waiver (%)	0.67	0.80	0.80	0.96	*
Ratio of expenses after fee waiver (%)	0.67	0.80	0.80	0.92	*
Ratio of net investment income (loss) (%)	1.24	1.27	0.26	(0.38	)*
Portfolio turnover rate (%)[e]	68	159	58	42	**

[b]	For the period November 6, 2013 (commencement of operations) through May 31, 2014.
[c]	Based on average shares outstanding during the period.
[d]	The Total Return would have been lower if certain fees had not been reimbursed by the Advisor.
[e]	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*	Annualized.
**	Not Annualized.

Prospectus October 2, 2017	68	Financial Highlights

Xtrackers CSI 300 China A-Shares Hedged Equity ETF

	Year Ended 5/31/2017	Period Ended 5/31/2016[a]

Selected Per Share Data
Net asset value, beginning of period	$21.86	$25.00
Income (loss) from investment operations:
Net investment income (loss)[c]	0.29	0.40
Net realized and unrealized gain (loss)	1.05	(2.80)
Total from investment operations	1.34	(2.40)
Less distributions from:
Net investment income	(2.82)	(0.74)
Net realized gains	(0.85)
Total distributions	(3.67)	(0.74)
Net asset value, end of period	$19.53	$21.86
Total Return (%)[d]	6.42 [g]	(10.01	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	2
Ratio of expenses before fee waiver (%)[f]	0.72	1.25	*
Ratio expenses after fee waiver (%)[f]	0.05	0.45	*
Ratio of net investment income (loss) (%)	1.41	2.92	*
Portfolio turnover rate (%)[e]	6	4	**

[a]	For the period October 20, 2015 (commencement of operations) through May 31, 2016.
[c]	Based on average shares outstanding during the period.
[d]	The Total Return would have been lower if certain fees had not been reimbursed by the Advisor.
[e]	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
[f]

The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.

[g]	The Fund’s total return includes a reimbursement by the Advisor for a realized loss on a trade executed incorrectly, which otherwise would have reduced total return by 0.41%.
*	Annualized. Includes excise tax expense that is not annualized.
**	Not Annualized.

Prospectus October 2, 2017	69	Financial Highlights

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF

	Years Ended May 31,			Period Ended
	2017	2016	2015	5/31/2014[a]

Selected Per Share Data
Net asset value, beginning of period	$33.00	$65.42	$25.70	$25.00
Income (loss) from investment operations:
Net investment income (loss)[c]	(0.03)	(0.05)	(0.12)	0.02
Net realized and unrealized gain (loss)	(1.61)	(28.91)	40.05	0.68
Total from investment operations	(1.64)	(28.96)	39.93	0.70
Less distributions from:
Net investment income	—	(0.17)	(0.04)	—
Net realized gains	—	(3.29)	(0.17)	—
Total distributions	—	(3.46)	(0.21)	—
Net asset value, end of period	$31.36	$33.00	$65.42	$25.70
Total Return (%)	(4.97)	(45.37)	155.99	2.80	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	21	82	8
Ratio of expenses (%)	0.67	0.80	0.80	0.80	*
Ratio of net investment income (loss) (%)	(0.09)	(0.11)	(0.30)	2.57	*
Portfolio turnover rate (%)[e]	51	215	131	0	**

[a]	For the period May 21, 2014 (commencement of operations) through May 31, 2014.
[c]	Based on average shares outstanding during the period.
[e]	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*	Annualized.
**	Not Annualized.

Prospectus October 2, 2017	70	Financial Highlights

Xtrackers MSCI All China Equity ETF

	Years Ended May 31,			Period Ended
	2017	2016	2015	5/31/2014[b]

Selected Per Share Data
Net asset value, beginning of period	$28.36	$46.01	$25.51	$25.00
Income (loss) from investment operations:
Net investment income (loss)[c]	0.91	2.15	0.32	0.06
Net realized and unrealized gain (loss)	4.26	(15.46)	20.58	0.45
Total from investment operations	5.17	(13.31)	20.90	0.51
Less distributions from:
Net investment income	(2.99)	(4.34)	(0.35)	—
Net realized gains	—	—	(0.05)	—
Total distributions	(2.99)	(4.34)	(0.40)	—
Net asset value, end of period	$30.54	$28.36	$46.01	$25.51
Total Return (%)[d]	20.03	(29.80)	82.48	2.04	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	7	18	5
Ratio of expenses before fee waiver (%)[f]	0.60	0.60	0.60	0.60	*
Ratio of expenses after fee waiver (%)[f]	0.35	0.26	0.26	0.30	*
Ratio of net investment income (loss) (%)	3.10	6.46	0.94	2.73	*
Portfolio turnover rate (%)[e]	7	36	20	2	**

[b]	For the period April 30, 2014 (commencement of operations) through May 31, 2014.
[c]	Based on average shares outstanding during the period.
[d]	The Total Return would have been lower if certain fees had not been reimbursed by the Advisor.
[e]	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
[f]

The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.

*	Annualized.
**	Not Annualized.

Prospectus October 2, 2017	71	Financial Highlights

FOR MORE INFORMATION:

WWW.XTRACKERS.COM

1-855-329-3837 (1-855-DBX-ETFS)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.Xtrackers.com. For more information about the Funds, you may request a copy of the SAI. The SAI provides detailed information about the Funds and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

If you have any questions about the Trust or shares of the Funds or you wish to obtain the SAI or shareholder report free of charge, please:

Call:	1-855-329-3837 or 1-855-DBX-ETFS (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
E-mail:dbxquestions@list.db.com
Write:	DBX ETF Trust c/o ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Funds and their shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-22487

DBX ETF Trust

Statement of Additional Information

Dated October 2, 2017

This combined Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”) for the below-referenced funds (each a “Fund” and collectively the “Funds”) of DBX ETF Trust (the “Trust”), as such Prospectus may be revised or supplemented from time to time.

Funds	Ticker	Stock Exchange
Xtrackers MSCI Emerging Markets Hedged Equity ETF	DBEM	NYSE Arca, Inc.
Xtrackers MSCI EAFE Hedged Equity ETF	DBEF	NYSE Arca, Inc.
Xtrackers MSCI Brazil Hedged Equity ETF	DBBR	NYSE Arca, Inc.
Xtrackers MSCI Germany Hedged Equity ETF	DBGR	NYSE Arca, Inc.
Xtrackers MSCI Japan Hedged Equity ETF	DBJP	NYSE Arca, Inc.
Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF	DBAP	NYSE Arca, Inc.
Xtrackers MSCI Europe Hedged Equity ETF	DBEU	NYSE Arca, Inc.
Xtrackers MSCI United Kingdom Hedged Equity ETF	DBUK	NYSE Arca, Inc.
Xtrackers MSCI All World ex US Hedged Equity ETF	DBAW	NYSE Arca, Inc.
Xtrackers MSCI South Korea Hedged Equity ETF	DBKO	NYSE Arca, Inc.
Xtrackers MSCI Mexico Hedged Equity ETF	DBMX	NYSE Arca, Inc.
Xtrackers MSCI All World ex US High Dividend Yield Hedged Equity ETF	HDAW	NYSE Arca, Inc.
Xtrackers MSCI EAFE High Dividend Yield Hedged Equity ETF	HDEF	NYSE Arca, Inc.
Xtrackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF	HDEE	Bats BZX Exchange, Inc.
Xtrackers MSCI Eurozone High Dividend Yield Hedged Equity ETF	HDEZ	Bats BZX Exchange, Inc.
Xtrackers MSCI EAFE Small Cap Hedged Equity ETF	DBES	Bats BZX Exchange, Inc.
Xtrackers MSCI Eurozone Hedged Equity ETF	DBEZ	NYSE Arca, Inc.
Xtrackers Japan JPX-Nikkei 400 Equity ETF	JPN	NYSE Arca, Inc.
Xtrackers MSCI Latin America Pacific Alliance ETF*	PACA	NYSE Arca, Inc.

The Prospectus for the Funds included in this SAI is dated October 2, 2017. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s distributor, ALPS Distributors, Inc. (the “Distributor”), at 1290 Broadway, Suite 1100, Denver, Colorado 80203, calling 1-855-329-3837 (1-855-DBX-ETFS) or visiting www.Xtrackers.com.

*	As of the date of this SAI, Xtrackers MSCI Latin America Pacific Alliance ETF has not begun offering shares.

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General Description of the Trust and the Funds

The Trust currently consists of 35 operational investment series or portfolios. The Trust was organized as a Delaware statutory trust on October 7, 2010 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of each Fund’s shares (the “Shares”) is registered under the Securities Act of 1933, as amended (the “1933 Act”).

Effective October 2, 2017, the Board of Trustees (the “Board”), approved changes to the names of each Fund currently comprising the Trust. The following are the name changes applicable to the Funds described in this SAI.

Old Fund Name	New Fund Name
Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF	Xtrackers MSCI Emerging Markets Hedged Equity ETF
Deutsche X-trackers MSCI EAFE Hedged Equity ETF	Xtrackers MSCI EAFE Hedged Equity ETF
Deutsche X-trackers MSCI Brazil Hedged Equity ETF	Xtrackers MSCI Brazil Hedged Equity ETF
Deutsche X-trackers MSCI Germany Hedged Equity ETF	Xtrackers MSCI Germany Hedged Equity ETF
Deutsche X-trackers MSCI Japan Hedged Equity ETF	Xtrackers MSCI Japan Hedged Equity ETF
Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF	Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF
Deutsche X-trackers MSCI Europe Hedged Equity ETF	Xtrackers MSCI Europe Hedged Equity ETF
Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF	Xtrackers MSCI United Kingdom Hedged Equity ETF
Deutsche X-trackers MSCI All World ex US Hedged Equity ETF	Xtrackers MSCI All World ex US Hedged Equity ETF
Deutsche X-trackers MSCI South Korea Hedged Equity ETF	Xtrackers MSCI South Korea Hedged Equity ETF
Deutsche X-trackers MSCI Mexico Hedged Equity ETF	Xtrackers MSCI Mexico Hedged Equity ETF
Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF	Xtrackers MSCI All World ex US High Dividend Yield Hedged Equity ETF
Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF	Xtrackers MSCI EAFE High Dividend Yield Hedged Equity ETF
Deutsche X-trackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF	Xtrackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF
Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF	Xtrackers MSCI Eurozone High Dividend Yield Hedged Equity ETF
Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF	Xtrackers MSCI EAFE Small Cap Hedged Equity ETF
Deutsche X-trackers MSCI Eurozone Hedged Equity ETF	Xtrackers MSCI Eurozone Hedged Equity ETF
Deutsche X-trackers Japan JPX-Nikkei 400 Equity ETF	Xtrackers Japan JPX-Nikkei 400 Equity ETF
Deutsche X-trackers MSCI Latin America Pacific Alliance ETF	Xtrackers MSCI Latin America Pacific Alliance ETF

The investment objective of each Fund is to provide investment results that correspond generally to the performance, before fees and expenses, of a specified benchmark index (each, an “Underlying Index”). Each Fund is managed by DBX Advisors LLC (the “Adviser”).

Each Fund offers and issues Shares at their net asset value (“NAV”) per Share only in aggregations of a specified number of Shares (“Creation Units”), generally (except for Xtrackers MSCI Brazil Hedged Equity ETF and Xtrackers MSCI South Korea Hedged Equity ETF) in exchange for a basket of securities and other instruments included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of Xtrackers MSCI Emerging Markets Hedged Equity ETF, Xtrackers MSCI EAFE Hedged Equity ETF, Xtrackers MSCI Brazil Hedged Equity ETF, Xtrackers MSCI Germany Hedged Equity ETF, Xtrackers MSCI Japan Hedged Equity ETF, Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF, Xtrackers MSCI Europe Hedged Equity ETF, Xtrackers MSCI United Kingdom Hedged Equity ETF, Xtrackers MSCI All World ex US Hedged Equity ETF, Xtrackers MSCI South Korea Hedged Equity ETF, Xtrackers MSCI Mexico Hedged Equity ETF, Xtrackers MSCI All World ex US High Dividend Yield Hedged Equity ETF, Xtrackers MSCI EAFE High Dividend Yield Hedged Equity ETF, Xtrackers MSCI Eurozone Hedged Equity ETF, Xtrackers Japan JPX-Nikkei 400 Equity ETF and Xtrackers MSCI Latin America Pacific Alliance ETF are listed and trade on NYSE Arca, Inc. and shares of Xtrackers MSCI EAFE Small Cap Hedged Equity ETF, Xtrackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF and Xtrackers MSCI Eurozone High Dividend Yield Hedged Equity ETF are listed and trade on Bats BZX Exchange, Inc. (each, the “Exchange”). Shares

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trade in the secondary market at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Units and (except for Xtrackers MSCI Brazil Hedged Equity ETF and Xtrackers MSCI South Korea Hedged Equity ETF) partially for cash and partially in-kind for securities and other instruments generally included in a Fund’s Underlying Index. The Xtrackers MSCI Brazil Hedged Equity ETF and Xtrackers MSCI South Korea Hedged Equity ETF issue and redeem Creation Units principally for cash. A Creation Unit consists of 50,000 Shares thereof except for Xtrackers MSCI EAFE Hedged Equity ETF, for which a Creation Unit consists of 200,000 Shares.

The Trust reserves the right to offer a “cash” option for creations and redemptions of Shares. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain with the Trust a cash deposit, equal to at least 115%, which the Adviser may change from time to time, of the market value of the omitted Deposit Securities. See the “Creation and Redemption of Creation Units” section of this SAI. Transaction fees for cash creations and redemptions may be higher than the transaction fees associated with in-kind creations and redemptions.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the “Shareholder Information” section of the Funds’ Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

Shares of each Fund are listed for trading and will trade throughout the day on the Exchange. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of any Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of a Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of Fund Shares, there are fewer than 50 beneficial owners of Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index on which a Fund is based is no longer calculated or available; (iii) the “indicative optimized portfolio value” (“IOPV”) of a Fund is no longer calculated or available; or (iv) any other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will also remove Shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell Shares through a broker you will incur a brokerage commission determined by that broker.

In order to provide additional information regarding the indicative value of Shares of a Fund, the Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated IOPV for the Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has a securities component and a cash component. The securities values included in an IOPV are the values of the Deposit Securities for a Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by a Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, a Fund’s IOPV disseminated during the Exchange trading hours should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.

The cash component included in an IOPV consists of estimated accrued interest, dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.

The Trust reserves the right to adjust the Share prices of Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

Investment Strategies and Risks

Each Fund seeks investment results that correspond generally to the performance, before fees and expenses, of its respective Underlying Index.

Each of Xtrackers MSCI All World ex US Hedged Equity ETF, Xtrackers MSCI All World ex US High Dividend Yield Hedged Equity ETF, Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF, Xtrackers MSCI Brazil Hedged Equity ETF, Xtrackers Japan JPX-Nikkei 400 Equity ETF, Xtrackers MSCI EAFE Hedged Equity ETF,

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Xtrackers MSCI EAFE High Dividend Yield Hedged Equity ETF, Xtrackers MSCI EAFE Small Cap Hedged Equity ETF, Xtrackers MSCI Emerging Markets Hedged Equity ETF, Xtrackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF, Xtrackers MSCI Europe Hedged Equity ETF, Xtrackers MSCI Eurozone Hedged Equity ETF, Xtrackers MSCI Eurozone High Dividend Yield Hedged Equity ETF, Xtrackers MSCI Germany Hedged Equity ETF, Xtrackers MSCI Japan Hedged Equity ETF, Xtrackers MSCI Latin America Pacific Alliance ETF, Xtrackers MSCI Mexico Hedged Equity ETF, Xtrackers MSCI South Korea Hedged Equity ETF and Xtrackers MSCI United Kingdom Hedged Equity ETF will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers located in the markets specified in the applicable Fund’s name and, with the exception of Xtrackers Japan JPX-Nikkei 400 Equity ETF and Xtrackers MSCI Latin America Pacific Alliance ETF, in instruments designed to hedge the Fund’s exposure to non-U.S. currencies.

In addition, each Fund will invest at least 80% of its total assets (but typically far more) in instruments that comprise its respective Underlying Index.

Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in each Fund’s portfolio may not result in the elimination of the security from a Fund’s portfolio. Each Fund engages in representative sampling, which is investing in a sample of securities selected by the Adviser to have a collective investment profile similar to that of the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the Underlying Index. Funds that use representative sampling generally do not hold all of the securities that are in the relevant Underlying Index.

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Diversification Status. Each Fund (except Xtrackers MSCI All World ex US Hedged Equity ETF, Xtrackers MSCI United Kingdom Hedged Equity ETF, Xtrackers MSCI Europe Hedged Equity ETF, Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF, Xtrackers MSCI EAFE Hedged Equity ETF, Xtrackers MSCI Emerging Markets Hedged Equity ETF and Xtrackers MSCI Japan Hedged Equity ETF) is classified as “non-diversified.”1 A non-diversified fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect the fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.

Each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Code may limit the investment flexibility of the Funds and may make it less likely that a Fund will meet its investment objective.

Repurchase Agreements. Each Fund may enter into repurchase agreements. A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by each Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, each Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, collateral for a repurchase agreement may include cash items, obligations issued by the U.S. government or its agencies or instrumentalities, obligations rated in the highest category by at least two nationally recognized statistical rating organizations (“NRSRO”), or, if unrated, determined to be of comparable quality by the Adviser. Collateral, however, is not limited to the foregoing and may include for example obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that a Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, a repurchase obligation with a particular counterparty must satisfy the credit quality standards applicable to the acquisition of an instrument issued by such counterparty in compliance with Rule 2a-7 under the 1940 Act.

Repurchase agreements pose certain risks for a Fund that utilizes them. Such risks are not unique to the Funds but are inherent in repurchase agreements. The Funds seek to minimize such risks but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use

1 Currently, under the 1940 Act, a “non-diversified” investment company is a fund that is not “diversified,” and for a fund to be classified as a “diversified” investment company, at least 75% of the value of the fund’s total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and securities of other issuers, which for the purposes of this calculation are limited in respect of any one issuer to an amount (valued at the time of investment) not greater in value than 5% of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. Pursuant to certain SEC staff positions, if a non-diversified fund’s investments are in fact “diversified” under the 1940 Act for a period of three years, the fund may be considered “diversified” and may not be able to convert to a non-diversified fund without the approval of shareholders.

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the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of each Fund’s assets. The Fund’s exposure to reverse repurchase agreements will be covered by assets having a value equal to or greater than such commitments. Each Fund maintains liquid assets in connection with reverse repurchase agreements. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Currency Transactions. Each Fund, except Xtrackers Japan JPX-Nikkei 400 Equity ETF and Xtrackers MSCI Latin America Pacific Alliance ETF, may enter into forward currency contracts designed to offset a Fund’s exposure to non-U.S. currencies. In addition, the Funds may enter into forward currency and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with distributions to Shareholders. Each Fund, except Xtrackers Japan JPX-Nikkei 400 Equity ETF and Xtrackers MSCI Latin America Pacific Alliance ETF, invests in forward currency contracts to hedge against changes in the value of the U.S. dollar against specified foreign currencies.

A forward currency contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

A non-deliverable forward contract (“NDF”) is a forward contract where there is no physical settlement of two currencies at maturity. NDFs are contracts between parties in which a net settlement amount based on the change in the specified foreign exchange rate is paid by one party to the other. The Fund’s obligations with respect to each NDF is accrued on a daily basis and an amount of cash or liquid securities at least equal to such amount maintained in an account at the Trust’s custodian bank. The risk of loss with respect to NDFs generally is limited to the net amount of payments that a Fund is contractually obligated to make or receive.

A foreign currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Short-Term Instruments and Temporary Investments. Each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons, including to the extent necessary to help a Fund track its Underlying Index, but will not invest in money market instruments or other short-term investments as part of a temporary defensive strategy to protect against potential stock market declines. Money market instruments are generally short-term investments that may include but are not limited to: (i) Shares of money market funds (including those advised by the Adviser) (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s® Investors Service, Inc. or “A-1” by Standard & Poor’s® Rating Service, a division of The McGraw-Hill Companies, Inc. (“S&P®”), or if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

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Foreign Securities. Each Fund purchases publicly-traded common stocks of foreign issuers. To the extent a Fund invests in stocks of foreign issuers, certain of the Fund’s investments in such stocks may be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and Non-Voting Depositary Receipts (“NVDRs”) (collectively, “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust issuer, which evidence ownership of underlying securities issued by a foreign issuer. For ADRs, the depositary is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other forms of Depositary Receipts, the depositary may be a foreign or U.S. entity, and the underlying securities may be issued by a foreign or a U.S. issuer. Depositary Receipts are not necessarily denominated in the same currency as their underlying securities. Generally, ADRs, issued in registered form, are designed for use in the U.S. securities markets, NVDRs are designed for use in the Thai securities market and GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

The Funds will not invest in any unlisted Depositary Receipt or any Depositary Receipt that the Adviser deems illiquid at the time of purchase or for which pricing information is not readily available. Depositary Receipts may be either sponsored or unsponsored. There may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Foreign issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Russian Securities. As a result of recent political and military actions undertaken by Russia, the United States and the European Union have instituted sanctions against certain Russian officials and Bank Rossiya. These sanctions, and any additional sanctions or other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the Russia’s credit rating, and a decline in the value and liquidity of Russian securities. These sanctions could result in the immediate freeze of Russian securities, impairing the ability of a fund to buy, sell, receive, or deliver those securities. Retaliatory action by the Russian government could involve the seizure of US and/or European residents’ assets, and any such actions are likely to impair the value and liquidity of such assets. Any or all of these potential results could push Russia’s economy into a recession. These sanctions, and the continued disruption of the Russian economy, could have a negative effect on the performance of Xtrackers MSCI All World ex US Hedged Equity ETF, Xtrackers MSCI All World ex US High Dividend Yield Hedged Equity ETF and Xtrackers MSCI Emerging Markets Hedged Equity ETF to the extent their Underlying Indexes and their portfolios contain the securities of Russian issuers.

Restricted Securities/Rule 144A Securities. The Funds may invest in securities offered pursuant to Rule 144A under the 1933 Act (“Rule 144A securities”), which are restricted securities. They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable in broad public markets. The Funds may not be able to sell a restricted security promptly or at a reasonable price. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. Restricted securities that are deemed illiquid will count towards a Fund’s 15% limitation on illiquid securities. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Funds may have to bear the expense of registering Rule 144A securities for resale and the risk of substantial delays in effecting the registration.

Securities of Investment Companies. Each Fund may invest in the securities of other investment companies (including money market funds) and real estate investment trusts (“REITs”) to the extent allowed by law. Pursuant to the 1940 Act, a Fund’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company; and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, each Fund may invest its assets in the securities of investment companies that are money market funds, including those advised by the Adviser or otherwise affiliated with the Adviser, in excess of the limits discussed above. Other investment companies in which a Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees that would be in addition to those incurred by the Fund.

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Illiquid Securities. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment). Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Futures and Options. Each Fund may enter into futures contracts and options. These futures contracts and options will be used to simulate investment in the respective Underlying Index, facilitate trading or reduce transaction costs. Each Fund will enter into futures contracts and options that are traded on a U.S. or non-U.S. exchange. No Fund will use futures or options for speculative purposes. Each Fund intends to use futures and options in accordance with Rule 4.5 promulgated under the Commodity Exchange Act (“CEA”). The Adviser, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that each Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Each Fund may enter into futures contracts to purchase the value of one or more securities indexes when the Adviser anticipates purchasing the underlying securities and believe prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.

A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage may require each Fund to maintain liquid assets. Generally, each Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to “cash-settle,” each Fund maintains liquid assets in an amount at least equal to each Fund’s daily marked-to-market obligation (i.e., each Fund’s daily net liability, if any), rather than the contracts’ notional value. By maintaining assets equal to its net obligation under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if each Fund set aside assets equal to the futures contracts’ full notional value. Each Fund bases its asset maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.

Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed upon price per Share, also known as the strike price, less the premium received from writing the put.

Each Fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to each Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate a Fund’s existing position in the contract.

Restrictions on the Use of Futures Contracts and Options on Futures Contracts. Pursuant to a claim for exclusion filed with the National Futures Association (“NFA”) on behalf of each Fund, the Trust is not deemed to be a “commodity pool operator” (“CPO”),

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under the Commodity Exchange Act (“CEA”), and it is not subject to registration or regulation as such under the CEA. The Investment Adviser is not deemed to be a “commodity trading advisor” with respect to its services as an investment adviser to each Fund. In February 2012, the CFTC adopted certain regulatory changes that may subject the Adviser to register with the CFTC as CPO if a Fund is unable to comply with certain trading and marketing limitations on its investments in futures and certain other instruments. With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, the Trust, on behalf of each Fund must meet one of the following tests under the amended regulations in order to claim an exclusion from the definition of a CPO. First, the aggregate initial margin and premiums required to establish a Fund’s positions in such investments may not exceed five percent of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Adviser is required to register as a CPO with respect to a Fund, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements could increase operational expenses. Other potentially adverse regulatory initiatives could also develop.

Swap Agreements. Over-the-counter (“OTC”) swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with each Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by each Fund. Cleared swap agreements are contracts in which payments are guaranteed by a central clearinghouse.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

Tracking Stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to Shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

Lending of Portfolio Securities. To generate additional income, a Fund may lend a percentage of its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations, in exchange for collateral in the form of cash or US government securities. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a Fund. A Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises or the value of non-cash collateral declines (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by a Fund at any time, and (d) a Fund receives a reasonable return on the loan (consisting of the return achieved on investment of the cash collateral, less the rebate owed to borrowers, plus distributions on the loaned securities and any increase in their market value). A Fund may pay reasonable fees in connection with loaned securities, pursuant to written contracts, including fees paid to a Fund’s custodian and fees paid to a securities lending agent, including a securities lending agent that is an affiliate of the Adviser. Voting rights may pass with the loaned securities, but if an event occurs that the Adviser determines to be a material event affecting an investment on loan, the loan must be called and the securities voted. Cash collateral received by a Fund may be invested in a money market fund managed by the Adviser (or one of its affiliates).

A Fund is subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. To the extent the value or return of a Fund’s investments of the cash collateral declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. If the borrower defaults on its obligation to return securities lent because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities lent or gaining access to collateral. If a Fund is not able to recover securities lent,

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a Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. However, loans will be made only to borrowers selected by a Fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.

Future Developments. The Board may, in the future, authorize each Fund to invest in securities and investments other than those listed in this SAI and in the Funds’ Prospectus, provided they are consistent with each Fund’s investment objective and do not violate any investment restrictions or policies, and do not present material risks other than those listed in this SAI and/or the Funds’ Prospectus, as those may be amended or supplemented from time to time.

General Considerations and Risks

A discussion of some of the risks associated with an investment in a Fund is contained in the Prospectus.

An investment in a Fund should be made with an understanding that the value of a Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of stocks in general and other factors that affect the market.

Risks of Equity Securities. An investment in a Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares of a Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risks than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from stock issuers inferior to the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

Although most of the securities in each Underlying Index are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s Shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Borrowing Risk. (Xtrackers MSCI All World ex US Hedged Equity ETF, Xtrackers MSCI All World ex US High Dividend Yield Hedged Equity ETF, Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF, Xtrackers MSCI Emerging Markets Hedged Equity ETF and Xtrackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF only) The Trust, on behalf of the Funds and certain other funds managed by the Adviser, has entered into a revolving senior unsecured credit facility with The Bank of New York Mellon (“BNYM”), Bank of Nova Scotia, HSBC, Royal Bank of Canada and State Street Corporation. The Funds may borrow money under this credit facility to the extent necessary for temporary or emergency purposes, including the funding of shareholder redemption requests, trade settlements, and as necessary to distribute to shareholders any income necessary to maintain a Fund’s status as a RIC. Interest is charged to a Fund, based on its borrowings, at current commercial rates. Each borrowing under the credit facility matures no later than 45 days after the date of borrowing. A Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum of the daily amount of the excess, if any, of the lender’s commitment over the aggregate outstanding principal balance of the loans made by the lender. A Fund can prepay loans at any time and may at any time terminate, or from time to time reduce, without the payment of a premium or penalty, the commitment under the credit facility subject to compliance with certain conditions.

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Risks of Derivatives. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. A Fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying the futures contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of stocks in which they invest.

Utilization of futures and options on futures by a Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by the Adviser as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each Fund to substantial losses. In the event of adverse price movements, each Fund would be required to make daily cash payments of variation margin.

Risks of Swap Agreements. The risk of loss with respect to OTC swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund’s rights as a creditor (e.g., a Fund may not receive the net amount of payments that it contractually is entitled to receive). Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Central clearing is expected to decrease counterparty risk and increase liquidity compared to un-cleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by a fund to support its obligations under a similar un-cleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on un-cleared swaps in the near future, which could reduce the distinction.

Risks of Currency Transactions. Currency exchange transactions involve a significant degree of risk and the markets in which currency exchange transactions are effected are highly volatile, specialized and technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Currency exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If a Fund utilizes foreign currency transactions at an inappropriate time, such transactions may not serve their intended purpose of improving the correlation of a Fund’s return with the performance of its Underlying Index and may lower the Fund’s return. A Fund could experience losses if the value of any currency forwards and futures positions is poorly correlated with its other investments or if it could

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not close out its positions because of an illiquid market. Such contracts are subject to the risk that the counterparty will default on its obligations. In addition, each Fund will incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Risks of Investing in Non-U.S. Equity Securities. An investment in a Fund involves risks similar to those of investing in a broad-based portfolio of equity securities traded on foreign exchanges. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor’s local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country’s currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in a Fund also involves certain risks and considerations not typically associated with investing in a fund whose portfolio contains exclusively securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets; and the risk of war.

Dividend Risk. There is no guarantee that the issuer of the stocks held by a Fund will declare dividends in the future or that if declared, they will either remain at current levels or increase over time.

Cyber Security Risk. With the increased use of technology and dependence on computer systems to perform necessary business functions, a Fund and its service providers (including the Fund’s adviser, administrator, transfer agent, distributor, custodian, financial intermediaries and, if applicable, a sub-adviser) may be exposed to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, unauthorized access to the service providers’ digital systems through hacking, physically accessing systems or data storage facilities, or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access to service providers’ digital systems, such as causing denial-of-service attacks on the service providers’ systems or web-sites that render them unavailable. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the service providers’ systems.

Cyber-attacks have the potential to interfere with the processing of Authorized Participant (“AP”) transactions and shareholder transactions on the Exchange, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject a Fund or its service providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, litigation costs, and/or additional compliance costs. A Fund and its service providers may also incur substantial costs for cyber security risk management in order to prevent future cyber security incidents. A Fund and its shareholders could be negatively impacted as a result of the costs. Similar types of cyber security risks exist for issuers of securities or other instruments in which a Fund invests. Cyber-attacks could result in material adverse consequences for such issuers, and may cause a Fund’s investments therein to lose value.

Portfolio Turnover

The Xtrackers MSCI South Korea Hedged Equity Fund experienced portfolio turnover of over 100% during the fiscal year ended May 31, 2017. This portfolio turnover resulted from the Fund’s increased number of creations and redemptions, in combination with the Fund’s sale of in-kind securities on the applicable equity markets to effect creations and redemptions in cash.

Proxy Voting

Each Fund has delegated proxy voting to the Adviser with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Adviser has adopted its own Proxy Voting Policies and Procedures (Policies), and Proxy Voting Guidelines (Guidelines) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of a Fund, and the interests of the Adviser and its affiliates. The Policies are included in Appendix A.

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You may obtain information about how each Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC’s website at www.sec.gov or by visiting our website at www.Xtrackers.com (click on “proxy voting” at the bottom of the page).

Portfolio Holdings Information

The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Board must approve all material amendments to this policy.

The Funds’ portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchanges via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of each Fund. The Trust, the Adviser and the Administrator will not disseminate non-public information concerning the Trust.

Construction and Maintenance of the Underlying Indexes

Additional Information about the Funds’ Underlying Indexes’ construction is set forth below.

MSCI Indexes

The MSCI Indexes are calculated and maintained by MSCI Inc. (“Index Provider” or “MSCI”). MSCI’s Global Investable Market Indexes (the “MSCI GIMI”) provide exhaustive coverage and non-overlapping market segmentation by market capitalization size and by style. The MSCI GIMI intends to target approximately 99% coverage of the free float-adjusted market capitalization in each market of large-, mid- and small-cap securities.

•	MSCI Global Standard Indexes cover all investable large- and mid-cap securities by including approximately 85% of each market’s free float-adjusted market capitalization.

•	MSCI Global Small Cap Indexes provide coverage to all companies with a market capitalization below that of the companies in the MSCI Global Standard Indexes by including above and beyond the coverage of the MSCI Global Standard Indexes.

Under MSCI’s Global Investable Market Index methodology, the small-cap universe consists of securities of those companies not included in the large-cap or mid-cap segments of a particular market, which together comprise approximately 85% of each market’s free float-adjusted market capitalization. The small cap segment covers the 85%-99% range of each market’s free float-adjusted market capitalization.

Defining the Equity Universe. MSCI begins with securities listed in countries in the MSCI Global Index Series. Of these countries, 23 are classified as developed markets and 23 as emerging markets. All listed equity securities and listed securities that exhibit characteristics of equity securities, except mutual funds, exchange-traded funds, equity derivatives, limited partnerships and most investment trusts, are eligible for inclusion in the equity universe. REITs in some countries and certain income trusts in Canada are also eligible for inclusion. Each company and its securities (i.e., Share classes) are classified in only one country, which allows for a distinctive sorting of each company by its respective country.

MSCI Hedged Indexes

The MSCI Hedged Indexes are currency hedged versions of the MSCI Equity Indexes. The MSCI Hedged Indexes are maintained with an objective of reflecting the evolution of the underlying currency exposures in the MSCI Equity Indexes on a timely basis. In particular, index maintenance involves:

Resetting the weights of the currencies to be sold in the index; and

Rolling the forward contracts over to the next month.

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The MSCI Hedged Indexes are rebalanced monthly on the last trading day of the month, when the index will take into account the effect of rolling into new 1-month forward contracts based on the newly determined weights of currency to be sold for the next month’s index calculation. The currency weights are determined as of the close of two business days before the first calendar day of following month and remain constant intra month. This means that no changes in the weights are made during the month to account for changes in the indexes due to price movement of securities, corporate events, additions, deletions or any other changes. The daily calculation of MSCI Hedged Indexes marks to market the one-month forward contracts on a daily basis by using an equal and offsetting forward position.

MSCI 25/50 Indexes

Each of the MSCI 25/50 Indexes is a sub-index of an MSCI Hedged Index. Each Index is a free float-adjusted market capitalization-weighted index with a capping methodology applied to issuer weights so that no single issuer of a component exceeds 25% of the Underlying Index weight, and all issuers with weight above 5% do not exceed 50% of the Underlying Index weight. The MSCI 25/50 Indexes take into account the investment limits required of RICs, pursuant to Subchapter M of the Code. One requirement of a RIC is that at the end of each quarter of its tax year no more than 25% of the value of the RIC’s assets may be invested in a single issuer and the sum of the weights of all issuers representing more than 5% of the fund should not exceed 50% of the fund’s total assets. The MSCI 25/50 Index methodology aims to minimize index turnover, tracking error and extreme deviation from the parent index. The indexes are rebalanced quarterly. Changes resulting from each rebalancing are made as of the close of the last business day of February, May, August and November, coinciding with the quarterly index reviews of their parent indexes.

MSCI High Dividend Yield Indexes

All securities belonging to an underlying MSCI Hedged Index are eligible for inclusion in a MSCI High Dividend Yield Index, with the exception of REITs. REITs have structurally very high dividend yield and, if included, would represent a very significant proportion of the MSCI High Dividend Yield Index. Also, typically, regulatory constraints restrict the inclusion of REITs in meaningful proportions in many institutional portfolios.

Each MSCI High Dividend Yield Index targets companies with high dividend income and quality characteristics and includes companies that have higher than average dividend yields that are both sustainable and persistent. Index construction starts with a dividend screening process: only securities with a track record of consistent dividend payments over the previous four years and with the capacity to sustain dividend payouts into the future are eligible index constituents. A determination by MSCI that an issuer has the capacity to sustain dividends into the future is no guarantee that such issuer will continue to distribute dividends. Securities are also screened based on certain “quality” factors such as return on equity, earnings variability, debt to equity, and on recent 12-month price performance. The goal is to exclude stocks with potentially deteriorating fundamentals that could be forced to cut or reduce dividends. From the list of eligible companies, only those with higher than average dividend yields are selected for inclusion in the index. Issuer weights are capped at 5%. Each MSCI High Dividend Yield Index is market cap weighted and rebalanced semi-annually in May and November.

MSCI High Dividend Yield Indexes consider the following:

Securities with zero or negative payout ratios are not considered for inclusion in the MSCI High Dividend Yield Indexes as they either do not pay dividends or have negative earnings which may put their future dividend payments at risk. Additionally, securities with an extremely high payout ratio, which occurs when earnings are low relative to dividends and may also indicate that the dividend payment might not be sustainable in the future, are also not considered for inclusion in the MSCI High Dividend Yield Indexes. Under this screen, securities with extremely high payout ratios, defined to be the top 5% of securities by number within the universe of securities with positive payout, are not considered eligible for inclusion in the index. The use of a relative payout ratio screen ensures that the companies at most relative risk of dividend cuts are excluded irrespective of the absolute level of the payout.

Securities with a negative five-year dividend per share (“DPS”) growth are also excluded from the MSCI High Dividend Yield Indexes as their dividend growth is shrinking which could be a precursor to lower dividends. In addition, securities ranked in the bottom 5% of the universe of securities with negative one-year price performance are excluded from the MSCI High Dividend Yield Indexes.

Securities that have passed the above two screens are then considered for inclusion in the MSCI High Dividend Yield Indexes. Only securities with a dividend yield greater than or equal to 1.3 times the dividend yield of the Parent Index are included in the MSCI High Dividend Yield Indexes. For example, MSCI compares the yield of a European security to the yield of the MSCI Europe Index to determine if it is eligible for inclusion in the MSCI Europe High Dividend Yield Index. By contrast, MSCI compares the yield of the

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same security to the yield of the MSCI World Index to determine if it is eligible for inclusion in the MSCI World High Dividend Yield Index.

Each MSCI High Dividend Yield Index is a free float adjusted market capitalization weighted index. The MSCI Hedged Indexes, which are the Funds’ Underlying Indexes, are currency-hedged versions of the respective MSCI High Dividend Yield Indexes.

JPX-Nikkei 400 Net Total Return Index

Index Description. The JPX-Nikkei 400 Net Total Return Index is maintained and calculated jointly by Japan Exchange Group, Inc. (“JPX”), Tokyo Stock Exchange, Inc. (“TSE”) and Nikkei Inc. (collectively, the “Index Providers”). The JPX-Nikkei 400 Net Total Return Index is designed to reflect the performance of the Japanese stock market, specifically companies which are primarily listed on the TSE 1st section, TSE 2nd section, TSE Mothers or JASDAQ markets. The currency of the component securities is the Japanese yen. In order to be eligible for inclusion in the Underlying Index, equity securities must meet the following criteria:

(1) Must have been listed on the TSE first section (for large companies), the TSE second section (for middle-sized companies), the TSE “Mothers” section (for high-growth and emerging stocks) or the JASDAQ Stock Exchange (“JASDAQ”) for at least three years;

(2) Generally, must be common stocks (non-common stocks may be included in the eligible constituents if they are regarded as equivalent to common stocks and their inclusion is deemed particularly necessary by the Index Providers);

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(3) Must have more assets than liabilities for the last three fiscal years;

(4) Must have no operating or overall deficit in the last three fiscal years;

(5) No notes to the going concern assumption in the company’s financial statements, and must not have a statement that there is a significant insufficiency or not possible to release appraisal of internal controls in the company’s internal control report;

(6) Are not designated as a security to be de-listed or a security on alert; and

(7) In the past year, must not have been subject to (a) public announcement measures1, (b) request for improvement reports for public inspection, or (c) payment of a penalty for violation of the listing agreement.

The top 1,000 companies that meet the above criteria, ranked by market capitalization, will be selected based on trading volume during the past three years and current market capitalization as of the base date for selection (typically the last business day of June). The top 1,000 securities by market capitalization shall be selected in descending order out of the 1,200 securities with the highest trading value in the three years since the base date (such 1,200 securities being the “Selection Pool”). In cases where less than 1,000 securities are eligible to be selected per this method, the remaining securities shall be selected by taking the remaining securities in the Selection Pool that have the highest market capitalization on the base date.

The 1,000 securities selected are then scored according to the ranking of the following three items (i.e., first will be allocated 1,000 points and last will be allocated one point). An overall score is then determined by aggregating those ranking scores with the following weights:

(1) Three year return on equity: 40%;

(2) Three year cumulative operating profit: 40%; and

(3) Market capitalization on the selection date: 20%.

The 400 highest scoring securities will then be selected as constituents of the Underlying Index and weighted according to free float (i.e., the amount available for trading) market capitalization. No one Underlying Index component may comprise more than 1.5% of the Underlying Index as of the base date. The Underlying Index is rebalanced annually in August.

The Underlying Index is a total return index. A total return index calculates the performance of the index constituents on the basis that any dividends or distributions are reinvested.

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[1]	The TSE may issue a public announcement in any of the following cases: (i) where the TSE deems a listed company violated a provision(s) pertaining to timely disclosure; (ii) where the TSE deems a listed company violated a provision(s) pertaining to “Matters to Be Observed” in the TSE’s Code of Corporate Conduct; and (iii) where a listed company violates the provisions of Article 331 (Qualifications of Directors), Article 335 (Qualifications of Company Auditors), Article 337 (Qualifications of Accounting Auditors), or Article 400 (Appointment of Committee Members) of the Companies Act of Japan.

MSCI ACWI ex USA US Dollar Hedged Index

Number of Components: approximately 1,863

Index Description. The MSCI ACWI ex USA US Dollar Hedged Index is designed to provide exposure to equity securities in developed and emerging stock markets (excluding the United States), while at the same time mitigating exposure to fluctuations between the value of the U.S. dollar and selected non-U.S. currencies. As of July 31, 2017, the Underlying Index consisted of issuers from the following 44 developed and emerging market countries: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Arab Emirates and the United Kingdom.

MSCI ACWI ex US High Dividend Yield US Dollar Hedged Index

Number of Components: approximately 266

Index Description. The MSCI ACWI ex US High Dividend Yield US Dollar Hedged Index is designed to provide exposure to equity securities (excluding REITs) in developed and emerging stock markets (excluding the United States) in its parent index, the MSCI ACWI ex US Index, with higher dividend income and quality characteristics than average dividend yields of equities in the parent index, where such higher dividend income and quality characteristics are both sustainable and persistent, while at the same time mitigating exposure to fluctuations between the value of the U.S. dollar and selected non-U.S. currencies. As of July 31, 2017, the Underlying Index consisted of issuers from the following 34 developed and emerging market countries: Australia, Brazil, Canada, Chile, China, Czech Republic, Denmark, Finland, France, Germany, Hong Kong, India, Indonesia, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Poland, Portugal, Qatar, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Arab Emirates and the United Kingdom.

MSCI Asia Pacific ex Japan US Dollar Hedged Index

Number of Components: approximately 714

Index Description. The MSCI Asia Pacific ex Japan US Dollar Hedged Index is designed to provide exposure to equity securities in developed and emerging stock markets in the Asia Pacific region (excluding Japan), while at the same time mitigating exposure to fluctuations between the value of the U.S. dollar and selected non-U.S. currencies. As of July 31, 2017, the Underlying Index consisted of issuers from the following 12 developed and emerging market countries: Australia, China, Hong Kong, India, Indonesia, Malaysia, New Zealand, Philippines, Singapore, South Korea, Taiwan and Thailand.

MSCI Brazil US Dollar Hedged Index

Number of Components: approximately 57

Index Description. The MSCI Brazil US Dollar Hedged Index is designed to provide exposure to Brazilian equity markets, while at the same time mitigating exposure to fluctuations between the value of the U.S. dollar and Brazilian real.

MSCI EAFE US Dollar Hedged Index

Number of Components: approximately 926

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Index Description. The MSCI EAFE US Dollar Hedged Index is designed provide exposure to equity securities in developed international stock markets, while at the same time mitigating exposure to fluctuations between the value of the U.S. dollar and selected non-U.S. currencies. As of July 31, 2017, the Underlying Index consisted of issuers from the following 20 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI EAFE High Dividend Yield US Dollar Hedged Index

Number of Components: approximately 111

Index Description. The MSCI EAFE High Dividend Yield US Dollar Hedged Index is designed provide exposure to equity securities (excluding REITs) in developed international stock markets (excluding the U.S. and Canada) in its parent index, the MSCI EAFE Index, with higher dividend income and quality characteristics than average dividend yields of equities in the parent index, where such higher dividend income and quality characteristics are both sustainable and persistent, while at the same time mitigating exposure to fluctuations between the value of the U.S. dollar and selected non-U.S. currencies. As of July 31, 2017, the Underlying Index consisted of issuers from the following 16 developed market countries: Australia, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Netherlands, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI EAFE Small Cap US Dollar Hedged Index

Number of Components: approximately 2,262

Index Description. The MSCI EAFE Small Cap US Dollar Hedged Index (the “Underlying Index”) is designed to provide exposure to small cap equity securities (i.e., listed securities with a market capitalization in the range of $26 million - $7 billion) in developed stock markets outside of the Americas, while mitigating exposure to fluctuations between the value of the U.S. dollar and the currencies of the countries included in the Underlying Index. As of July 31, 2017, the Underlying Index consisted of issuers from the following 20 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom

MSCI EM US Dollar Hedged Index

Number of Components: approximately 843

Index Description. The MSCI EM US Dollar Hedged Index is designed to provide exposure to equity securities in the global emerging markets, while at the same time mitigating exposure to fluctuations between the value of the U.S. dollar and selected emerging market currencies. As of July 31, 2017, the Underlying Index consisted of issuers from the following 22 emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates

MSCI Emerging Markets High Dividend Yield US Dollar Hedged Index

Number of Components: approximately 162

Index Description. The MSCI Emerging Markets High Dividend Yield US Dollar Hedged Index is designed to provide exposure to equity securities (excluding REITs) in global emerging markets in its parent index, the MSCI Emerging Markets Index, with higher dividend income and quality characteristics than average dividend yields of equities in the parent index, where such higher dividend income and quality characteristics are both sustainable and persistent, while at the same time mitigating exposure to fluctuations between the value of the U.S. dollar and selected emerging market currencies. As of July 31, 2017, the Underlying Index consisted of issuers from the following 17 emerging market countries: Brazil, Chile, China, Czech Republic, Hungary, India, Indonesia, Malaysia, Mexico, Poland, Qatar, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates.

MSCI EMU High Dividend Yield US Dollar Hedged Index

Number of Components: approximately 32

Index Description. The MSCI EMU High Dividend Yield US Dollar Hedged Index is designed to provide exposure to equity securities (excluding REITs) from countries in the European Economic and Monetary Union in its parent index, the MSCI EMU Index, with higher dividend income and quality characteristics than average dividend yields of equities in the parent index, where such higher dividend income and quality characteristics are both sustainable and persistent, while mitigating exposure to fluctuations between the value of the U.S. dollar and the euro. As of July 31, 2017, the Underlying Index consisted of issuers from the following 8 countries: Belgium, Finland, France, Germany, Italy, Netherlands, Portugal and Spain.

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MSCI EMU IMI US Dollar Hedged Index

Number of Components: approximately 707

Index Description. The MSCI EMU US Dollar Hedged Index (the “Underlying Index”) is designed to provide exposure to equity securities from countries in the European Monetary Union, while mitigating exposure to fluctuations between the value of the U.S. dollar and the euro. As of July 31, 2017, the Underlying Index consisted of issuers from the following 10 countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Netherlands, Portugal and Spain.

MSCI Europe US Dollar Hedged Index

Number of Components: approximately 444

Index Description. The MSCI Europe US Dollar Hedged Index is designed to provide exposure to equity securities in developed stock markets in Europe, while at the same time mitigating exposure to fluctuations between the value of the U.S. dollar and selected non-U.S. currencies. As of July 31, 2017, the Underlying Index consisted of issuers from the following 14 developed market countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom.

MSCI Germany US Dollar Hedged Index

Number of Components: approximately 58

Index Description. The MSCI Germany US Dollar Hedged Index is designed to provide exposure to German equity markets, while at the same time mitigating exposure to fluctuations between the value of the U.S. dollar and the euro.

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MSCI Japan US Dollar Hedged Index

Number of Components: approximately 320

Index Description. The MSCI Japan US Dollar Hedged Index is designed to provide exposure to Japanese equity markets, while at the same time mitigating exposure to fluctuations between the value of the U.S. dollar and Japanese yen.

MSCI Latin America Pacific Alliance Capped Index

Number of Components: approximately 142

Index Description. The MSCI Latin America Pacific Alliance Capped Index is designed to provide exposure to equity securities of issuers from Latin American member states of the Pacific Alliance as well as securities that are headquartered and carry out the majority of operations in the respective country. The Underlying Index is a free float-adjusted market capitalization-weighted index with a capping methodology applied to issuer weights so that no single issuers of a component exceeds 25% of the Underlying Index weight, all issuers with weight above 5% do not exceed 50% of the Underlying Index weight and no single country exceeds 50% of the Underlying Index weight. As of July 31, 2017, the Underlying Index consisted of issuers from the following 6 countries: Canada, Chile, Colombia, Mexico, Peru and the United Kingdom.

MSCI Korea 25/50 US Dollar Hedged Index

Number of Components: approximately 112

Index Description. The MSCI Korea 25/50 US Dollar Hedged Index is designed to provide exposure to the South Korean equity markets while at the same time mitigating exposure to fluctuations of the South Korean won relative to the U.S. dollar.

MSCI Mexico IMI 25/50 US Dollar Hedged Index

Number of Components: approximately 60

Index Description. The MSCI Mexico IMI 25/50 US Dollar Hedged Index is designed to provide exposure to the Mexican equity markets while at the same time mitigating exposure to fluctuations of the Mexican peso relative to the U.S. dollar.

MSCI United Kingdom US Dollar Hedged Index

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Number of Components: approximately 109

Index Description. The MSCI United Kingdom US Dollar Hedged Index is designed to provide exposure to the United Kingdom equity markets while at the same time hedging exposure to fluctuations of the British pound sterling relative to the U.S. dollar.

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JPX-Nikkei 400

Net Total Return Index

Number of Components: approximately 400

Index Description. The JPX-Nikkei 400 Net Total Return Index is designed to reflect the performance of the Japanese stock market, specifically companies which are primarily listed on the TSE 1st section, TSE 2nd section, TSE Mothers or JASDAQ markets. The currency of the component securities is the Japanese yen.

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Investment Limitations

The Board has adopted as non-fundamental policies the investment objectives of the Funds discussed in this SAI. Therefore, each of the Funds may change its investment objective and its Underlying Index without a Shareholder vote.

Fundamental Policies

The Board has adopted as fundamental policies for each Fund, the investment restrictions numbered 1 through 6 below. The restrictions for each Fund cannot be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; and (b) more than 50% of outstanding voting securities.

Each Fund will not:

1. Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a Fund will concentrate to the extent that its underlying index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political sub-divisions are not considered to be issued by members of any industry;

2. Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques; to the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law;

3. Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;

4. Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;

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5. Purchase or sell real estate unless acquired as a result of ownership of securities or other investments (but this restriction shall not prevent each Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with each Fund’s investment objectives and policies); or

6. Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act, the disposing of portfolio securities.

For purposes of the concentration policy in investment limitation (1), municipal securities with payments of principal or interest backed by the revenue of a specific project are considered to be issued by a member of the industry which includes such specific project.

Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits a fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, and firm commitment agreements, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.

Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Non-Fundamental Policies

In addition to the investment limitations adopted as fundamental as set forth above, each Fund observes the following restrictions, which may be changed by the Board without a Shareholder vote. A Fund will not:

1.    Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in-kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short;

2.    Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin;

3.    Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act;

4.    Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities); and

5.    Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid securities.

If any percentage restriction described above is complied with at the time of investment, a later increase or decrease in percentage resulting from any change in value or total or net assets will not constitute in a violation of such restriction, except that fundamental limitation (2) will be observed continuously in accordance with applicable law.

Xtrackers MSCI All World ex US Hedged Equity ETF, Xtrackers MSCI All World ex US High Dividend Yield Hedged Equity ETF, Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF, Xtrackers MSCI Brazil Hedged Equity ETF, Xtrackers MSCI EAFE Hedged Equity ETF, Xtrackers MSCI EAFE High Dividend Yield Hedged Equity ETF, Xtrackers MSCI EAFE Small Cap Hedged Equity ETF, Xtrackers MSCI Emerging Markets Hedged Equity ETF, Xtrackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF, Xtrackers MSCI Europe Hedged Equity ETF, Xtrackers MSCI Eurozone Hedged Equity ETF, Xtrackers MSCI Eurozone High Dividend Yield Hedged Equity ETF, Xtrackers MSCI Germany Hedged Equity ETF, Xtrackers MSCI Japan Hedged Equity ETF, Xtrackers Japan JPX-Nikkei 400 Equity ETF, Xtrackers MSCI Latin America Pacific Alliance ETF, Xtrackers MSCI Mexico Hedged Equity ETF, Xtrackers MSCI South Korea Hedged Equity ETF

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and Xtrackers MSCI United Kingdom Hedged Equity ETF have each adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers located in the markets specified in the applicable Fund’s name and, with the exception of Xtrackers Japan JPX-Nikkei 400 Equity ETF and Xtrackers MSCI Latin America Pacific Alliance ETF, in instruments designed to hedge the Fund’s exposure to non-U.S. currencies.

Each Fund may also invest in depositary receipts to seek performance that corresponds to its respective Underlying Index. Each Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. In addition, each Fund will invest at least 80% of its total assets (but typically far more) in instruments that comprise its respective Underlying Index.

Management

Trustees and Officers. The Board has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by the Adviser and other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified. Each officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (the “Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of the date of this SAI, the Fund Complex consists of the Trust’s 35 operational funds, as well as the mutual funds advised by affiliates of the Adviser.

Independent Trustees

Name, Year of Birth and Address	Position(s) Held with Fund	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Stephen R. Byers (1953) 345 Park Avenue New York, New York 10154	Trustee, Chairman of the Board and Member of the Audit and Nominating Committees; formerly, Lead Independent Trustee	Trustee since 2011 (Chairman of the Board since 2016; formerly, Lead Independent Trustee, 2015-2016)	Independent Director (2011-present); Independent Consultant (2014-present); formerly, Director of Investment Management, the Dreyfus Corporation (2000-2006) and Vice Chairman and Chief Investment Officer (2002-2006).	35	The Arbitrage Funds; Sierra Income Corporation; Mutual Fund Directors Forum.

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George O. Elston (1964) 345 Park Avenue New York, New York 10154	Trustee, Chairman of the Audit Committee and Member of the Nominating Committee	Trustee since 2011 (Chairman of the Audit Committee since 2015)	Chief Executive Officer, 2X Oncology, Inc. (2017-present); Senior Vice President and Chief Financial Officer, Juniper Pharmaceuticals, Inc. (2014-2016); Senior Vice President and Chief Financial Officer, KBI BioPharma Inc. (2013-2014); Managing Partner, Chatham Street Partners (2010-2013).	35

J. David Officer (1948) 345 Park Avenue New York, New York 10154	Trustee, Chairman of the Nominating Committee and Member of the Audit Committee	Trustee since 2011 (Chairman of the Nominating Committee since 2015)	Independent Director (2010-present); formerly, Vice Chairman, the Dreyfus Corporation (2006-2009); President, The Dreyfus Family of Funds, Inc. (2006-2009).	35	Ilex Partners (Asia), LLC; Old Westbury Funds.

Interested Trustee

Name, Year of Birth and Address	Position(s) Held with Fund	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Michael Gilligan (1966) 345 Park Avenue New York, New York 10154	Trustee Treasurer, Chief Financial Officer and Controller	Trustee since 2016; Treasurer, Chief Financial Officer and Controller since 2010	Director in the Finance Division at Deutsche Bank AG (2008-present); Manager, Treasurer and Chief Financial Officer of the Adviser (2010-present); Chief Financial Officer of Global Passive Asset Management Platform (2012-present).	35	The Adviser, DBX Strategic Advisors LLC and DB Commodity Services LLC

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Officers

Name, Year of Birth and Address	Position(s) Held with Fund	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Freddi Klassen (1975) 345 Park Avenue New York, New York 10154	President and Chief Executive Officer	Since 2016	Director in the Deutsche Asset Management Division at Deutsche Bank AG and Chief Operating Officer in the Americas for the Passive Asset Management Department (2014-present) and Trading and Product Development teams (2016-present); Manager and Chief Operating Officer of the Adviser (2016-present); Global Chief Operating Officer for Equities Technology in the Investment Bank Division at Deutsche Bank AG (2013-2014); Chief Operating Officer for Exchange Traded Funds and Systematic Funds in Europe (2008-2013).

Fiona Bassett (1974) 345 Park Avenue New York, New York 10154	Chief Operating Officer	Since 2014	Managing Director in the Deutsche Asset Management Passive Asset Management Group at Deutsche Bank AG and Head of Passive Americas Asset Management Platform (2014-present); Manager and Chief Executive Officer and Chief Investment Officer of the Adviser (2014-present); Managing Director, COO Global Key Projects and Integration at Deutsche Asset Management (2012-2014); Managing Director at Deutsche Bank AG (2004-2012).

Frank Gecsedi (1967) 60 Wall Street New York, New York 10005	Chief Compliance Officer	Since 2010	Director in the Deutsche Asset Management Compliance Department (2016-present), Vice President in the Deutsche Asset Management Compliance Department at Deutsche Bank AG (2013-2016) and Chief Compliance Officer of the Adviser (2010-present); Vice President in Deutsche Bank’s Global Markets Legal, Risk and Capital Division (2010-2012).

Bryan Richards (1978) 345 Park Avenue New York New York 10154	Vice President	Since 2016	Director in the Deutsche Asset Management Division at Deutsche Bank A.G. and has served as a Portfolio Manager in the Passive Asset Management business since 2011. Also at Deutsche Bank, Mr. Richards served as the primary portfolio manager for the PowerShares DB Commodity ETFs until their sale in 2015.

Leslie Lowenbraun (1953) 60 Wall Street New York, New York 10005	Secretary	Since 2016	Vice President in U.S. Retail Passive Legal of Deutsche Asset Management at Deutsche Bank AG (2014-present) and Chief Legal Officer of the Adviser (2017-present); Counsel at Skadden, Arps, Slate, Meagher & Flom LLP (2005-2014).

Board Leadership, Structure and Oversight Responsibilities.

Board Structure. As noted above, the Board is responsible for oversight of the Funds, including oversight of the duties performed by the Adviser for the Funds under the investment advisory agreement (the “Investment Advisory Agreement”). The Board generally meets in regularly scheduled meetings four times a year and may meet more often as required.

Mr. Byers serves as Chairman of the Board. The Board is comprised of a super-majority (75 percent) of Independent Trustees. The Independent Trustees are advised by independent legal counsel and are represented by such independent legal counsel at Board and committee meetings. The chairmen of the Audit Committee and Nominating Committee (each of which consists solely of Independent Trustees) serve as liaisons between the Adviser and other service providers and the other Independent Trustees. Each such chairman is an Independent Trustee.

The Board regularly reviews its Committee structure and membership and believes that its current structure is appropriate based on the fact that the Independent Trustees constitute a super-majority of the Board, the role of the Committee chairmen (who are Independent Trustees), the assets and number of Funds overseen by the Trustees, as well as the nature of each Fund’s business as an ETF, which is managed to track the performance of a specified index.

Risk Oversight. The Funds are subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its Committees, as part of its oversight responsibilities, oversees the services provided by the Adviser and the Trust’s other service providers in connection with the management and operations of the Funds, as well as their associated risks. Under the oversight of the Board, the Trust, the Adviser and other service providers have adopted policies, procedures and controls to address these risks. The Board, directly and through its Committees, receives and reviews information from the Adviser, other service providers, the Trust’s independent registered public accounting firm and Trust counsel to assist it in its oversight responsibilities. This information includes,

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but is not limited to, reports regarding the Funds’ investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, the Funds’ investment objectives, policies and restrictions, and reviews any areas of non-compliance with the Funds’ investment policies and restrictions. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to the policies and procedures and quarterly reports on any material compliance issues that arose during the period.

Experience, Qualifications and Attributes. The Board has concluded, based on each Trustee’s experience, qualifications and attributes, that each Board member should serve as a Trustee. Following is a brief summary of the information that led to this conclusion.

Mr. Stephen Byers. Mr. Byers gained extensive experience with a variety of financial, accounting, management, regulatory and operational issues facing funds through his more than 30 years of experience on the boards and/or in senior management of such companies as The Arbitrage Funds, Sierra Income Corporation, Mutual Fund Directors Forum, College of William and Mary, Graduate School of Business, Lighthouse Growth Advisors LLC, Founders Asset Management, LLC, The Dreyfus Corporation, Gruntal & Co., LLC, Painewebber, Citibank/Citicorp and American Airlines. Mr. Byers possesses a strong understanding of the regulatory framework under which registered investment companies must operate and can provide management input and investment guidance to the Board.

Mr. George Elston. Through his prior positions on the boards and in senior management of such companies as Juniper Pharmaceuticals, Inc., KBI BioPharma, Inc., Celldex Therapeutics, Inc., Optherion, Inc. and Elusys Therapeutics, Mr. Elston has experience with a variety of financial, management, regulatory and operational issues as well as experience with marketing and distribution. Mr. Elston also has experience as a managing partner of Chatham Partners LLC, as the Senior Vice President and Chief Financial Officer at Juniper Pharmaceuticals, Inc. and as the Chief Executive Officer at 2X Oncology, Inc.

Mr. David Officer. Mr. Officer has over 30 years of experience in the financial services industry and related fields, including his positions on the boards and/or in senior management of such companies as Ilex Partners (Asia), LLC, Old Westbury Funds, MAN Long/Short Fund, GLG Investment Series Trust, The Bank of New York Mellon, The Dreyfus Corporation, Laurel Capital Advisors and Bank of New England. In addition to his experience with financial, investment and regulatory matters, Mr. Officer has extensive accounting knowledge through his education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor at his previous positions.

Mr. Michael Gilligan. In addition to his tenure as Director in the Finance Division at Deutsche Bank AG, Mr. Gilligan serves as the Manager, Treasurer and Chief Financial Officer of the Adviser and as the Chief Financial Officer of the Global Passive Asset Management Platform. Therefore, Mr. Gilligan has extensive knowledge of the financial and regulatory framework under which investment companies operate, including with respect to exchange-traded funds.

Committees of the Board of Trustees. The Board has two standing committees, the Audit Committee and the Nominating Committee, and has delegated certain responsibilities to those Committees.

Messrs. Byers, Elston and Officer currently serve as members of the Audit Committee. Mr. Elston currently serves as the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve the selection, retention, termination and compensation of the Trust’s independent registered public accounting firm; (ii) review the scope of the independent registered public accounting firm’s audit activity; (iii) review the audited financial statements; and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust’s internal controls. The Audit Committee met four times during the fiscal year ended May 31, 2017.

Messrs. Byers, Elston and Officer currently serve as members of the Nominating Committee. Mr. Officer currently serves as the Chairman of the Nominating Committee. The Nominating Committee has the responsibility, among other things, to identify and recommend individuals for Board membership, and evaluate candidates for Board membership. The Board will consider recommendations for trustees from Shareholders. Nominations from Shareholders should be in writing and sent to the Board, to the attention of the Chairman of the Nominating Committee, as described below under the caption “Shareholder Communications to the Board.” During the fiscal year ended May 31, 2017, the Nominating Committee did not meet.

Shareholder Communications to the Board. Shareholders may send communications to the Trust’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee. Other shareholder communications received by the

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Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

The table below sets forth the compensation paid to each Trustee during calendar year 2016:

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund and Fund Complex
Stephen R. Byers*(1)	$135,750	Not Applicable	Not Applicable	$135,750
George O. Elston*(2)	$131,500	Not Applicable	Not Applicable	$131,500
J. David Officer*	$123,000	Not Applicable	Not Applicable	$123,000
Michael Gilligan	None	Not Applicable	Not Applicable	None

1 Includes compensation as Independent Chairman of the Board.

2 Includes compensation as Chairman of the Audit Committee.

* Includes compensation as a member of the Audit Committee.

Trustee Ownership of Fund Shares. The following table shows the dollar range of Fund shares beneficially owned by each Trustee as of December 31, 2016.

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES FOR EACH FUND		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
Stephen R. Byers	$10,001 -$50,000	*	$50,001 -$100,000
George O. Elston	None		None
J. David Officer	None		None
Michael Gilligan	None		None

*	Represents Mr. Byers’ beneficial ownership of the Xtrackers MSCI Germany Hedged Equity ETF and Xtrackers MSCI EAFE Hedged Equity ETF.

As of December 31, 2016, as to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities of the Adviser or the Distributor, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

Control Persons and Principal Holders of Securities.

As of August 31, 2017, the officers and Trustees as a group owned beneficially less than 1% of the shares of the Funds.

28

Although the Funds do not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants, as of August 31, 2017, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund is set forth in the table below:

Xtrackers MSCI Emerging Markets Hedged Equity ETF:

Name and Address	Percentage Ownership
Citibank, N.A. 3801 Citibank Center B/3rd Floor/Zone 12 Tampa, FL 33610	32.25%

Pershing LLC One Pershing Plaza Jersey City, NJ 07399	8.05%

UBS Securities LLC 1000 Harbor Blvd – 5th Floor Weehawken, NJ 07086	6.12%

National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	5.83%

Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	5.63%

American Enterprise Investment Services 901 3rd Ave South Minneapolis, MN 55474	5.57%

Merrill Lynch, Pierce, Fenner & Smith Inc./8862 MLPF&S TS SUB 4804 Deerlake Dr. E Jacksonville, FL 32246	5.25%

29

Xtrackers MSCI EAFE Hedged Equity ETF:

Name and Address	Percentage Ownership
Goldman Sachs & Co. 30 Hudson Street Proxy Department Jersey City, NJ 07302	24.56%

Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	11.90%

National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	8.12%

Merrill Lynch, Pierce, Fenner & Smith Inc. /8862 MLPF&S TS SUB 4804 Deerlake Dr. E Jacksonville, FL 32246	6.88%

Bank of America, NA/GWIM Trust Opera 1201 Main Street, 9th Floor Dallas, TX 75202	6.25%

Morgan Stanley Smith Barney LLC 1300 Thames St., 6th Floor Baltimore, MD 21231	5.88%

30

Xtrackers MSCI Brazil Hedged Equity ETF:

Name and Address	Percentage Ownership
Goldman Sachs & Co. 30 Hudson Street Proxy Department Jersey City, NJ 07302	15.63%

Merrill Lynch, Pierce, Fenner & Smith 200 North College Avenue Charlotte, NC 28255	12.33%

Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	11.11%

E*Trade Clearing LLC Harborside Financial Center 501 Plaza II Jersey City, NJ 07311	10.87%

National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	8.95%

Scottrade, Inc. 500 Maryville University Drive St. Louis, MO 63141	8.52%

Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.94%

31

Xtrackers MSCI Germany Hedged Equity ETF:

Name and Address	Percentage Ownership
The Bank of New York Mellon 535 William Penn Place Suite 153-0400 Pittsburgh, PA 15259	11.24%

National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	10.48%

Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	7.64%

SG Americas Securities, LLC 480 Washington Blvd. Jersey City, NJ 07310	7.30%

Citibank, N.A. 3801 Citibank Center B/3rd Floor/Zone 12 Tampa, FL 33610	7.25%

J.P. Morgan Clearing Corp. Corporate Actions Dept. 14201 Dallas Parkway, 12th Fl Dallas, TX 75254	6.61%

Morgan Stanley Smith Barney LLC 1300 Thames St., 6th Floor Baltimore, MD 21231	5.42%

32

Xtrackers MSCI Japan Hedged Equity ETF:

Name and Address	Percentage Ownership
The Bank of New York Mellon 535 William Penn Place Suite 153-0400 Pittsburgh, PA 15259	24.01%

Morgan Stanley Smith Barney LLC 1300 Thames St., 6th Floor Baltimore, MD 21231	19.13%

JPMorgan Chase Bank, National Associate 14201 Dallas Pkwy. Floor 12- Corp Actions Dept. Dallas, TX 75254	16.20%

PNC Bank, National Association 8800 Tinicum Blvd. Mailstop F6-F266-02-2 Philadelphia, PA 19153	5.51%

33

Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF:

Name and Address	Percentage Ownership
J.P. Morgan Clearing Corp. Corporate Actions Dept. 14201 Dallas Parkway, 12th Fl. Dallas, TX 75254	20.87%

Merrill Lynch, Pierce, Fenner & Smith 200 North College Avenue Charlotte, NC 28255	11.69%

Merrill Lynch, Pierce, Fenner & Smith Inc./8862 MLPF&S TS SUB 4804 Deerlake Dr. E Jacksonville, FL 32246	9.08%

American Enterprise Investment Services 901 3rd Ave South Minneapolis, MN 55474	8.91%

JPMorgan Chase Bank, National Associate 14201 Dallas Pkwy. Floor 12 - Corp Actions Dept. Dallas, TX 75254	7.08%

Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	6.94%

Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.16%

Xtrackers MSCI Europe Hedged Equity ETF:

Name and Address	Percentage Ownership
PNC Bank, National Association 8800 Tinicum Blvd. Mailstop F6-F266-02-2 Philadelphia, PA 19153	22.07%

JPMorgan Chase Bank, National Associate 14201 Dallas Pkwy. Floor 12 – Corp Actions Dept. Dallas, TX 75254	16.04%

Morgan Stanley Smith Barney LLC 1300 Thames St., 6th Floor Baltimore, MD 21231	12.56%

Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	5.03%

34

Xtrackers MSCI United Kingdom Hedged Equity ETF:

Name and Address	Percentage Ownership
J.P. Morgan Clearing Corp. Corporate Actions Dept. 14201 Dallas Parkway, 12th Fl Dallas, TX 75254	35.44%

Merrill Lynch, Pierce, Fenner & Smith 200 North College Avenue Charlotte, NC 28255	15.57%

TD Ameritrade Clearing, Inc./Securities 4211 S. 102nd Street Omaha, NE 68127	8.25%

Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	7.96%

Merrill Lynch, Pierce, Fenner & Smith Inc./8862 MLPF&S TS SUB 4804 Deerlake Dr. E Jacksonville, FL 32246	5.38%

Xtrackers MSCI All World ex US Hedged Equity ETF:

Name and Address	Percentage Ownership
Merrill Lynch, Pierce, Fenner & Smith Inc./8862 MLPF&S TS SUB 4804 Deerlake Dr. E Jacksonville, FL 32246	19.67%

Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	17.83%

Morgan Stanley Smith Barney LLC 1300 Thames St., 6th Floor Baltimore, MD 21231	16.59%

RBC Capital Markets, LLC 60 s 6th St – P09 Minneapolis, MN 55402-4400	9.90%

American Enterprise Investment Services 901 3rd Ave South Minneapolis, MN 55474	9.34%

LPL Financial Corporation 9785 Towne Centre Drive San Diego, CA 92121-1968	6.53%

35

Xtrackers MSCI South Korea Hedged Equity ETF:

Name and Address	Percentage Ownership
Goldman Sachs & Co. 30 Hudson Street Proxy Department Jersey City, NJ 07302	26.69%

J.P. Morgan Clearing Corp. Corporate Actions Dept. 14201 Dallas Parkway, 12th Fl. Dallas, TX 75254	15.29%

UBS Financial Services Inc. 1000 Harbor Blvd. Weehawken, NJ 07086	14.71%

Merrill Lynch, Pierce Fenner & Smith 200 North College Avenue Charlotte, NC 28255	10.32%

Morgan Stanley Smith Barney LLC 1300 Thames St., 6th Floor Baltimore, MD 21231	6.66%

Merrill Lynch, Pierce, Fenner & Smith Inc./8862 MLPF&S TS SUB 4804 Deerlake Dr. E Jacksonville, FL 32246	5.41%

36

Xtrackers MSCI Mexico Hedged Equity ETF:

Name and Address	Percentage Ownership
J.P. Morgan Clearing Corp. Corporate Actions Dept. 14201 Dallas Parkway, 12th Fl . Dallas, TX 75254	35.39%

Merrill Lynch, Pierce, Fenner & Smith 200 North College Avenue Charlotte, NC 28255	34.50%

Goldman Sachs & Co. 30 Hudson Street Jersey City, NJ 07302	13.51%

37

Xtrackers All World ex US High Dividend Yield Hedged Equity ETF:

Name and Address	Percentage Ownership
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	34.34%

Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	19.02%

Merrill Lynch, Pierce, Fenner & Smith 200 North College Avenue Charlotte, NC 28255	11.03%

Merrill Lynch, Pierce, Fenner & Smith Inc./8862 MLPF&S TS SUB 4804 Deerlake Dr. E Jacksonville, FL 32246	10.68%

J.P. Morgan Clearing Corp. Corporate Actions Dept. 14201 Dallas Parkway, 12th Fl. Dallas, TX 75254	9.87%

Goldman Sachs & Co. 30 Hudson Street Jersey City, NJ 07302	7.25%

38

Xtrackers MSCI EAFE High Dividend Yield Hedged Equity ETF:

Name and Address	Percentage Ownership
LPL Financial Corporation 9785 Towne Centre Drive San Diego, CA 92121-1968	49.32%

Pershing LLC One Pershing Plaza Jersey City, NJ 07399	18.92%

J.P. Morgan Clearing Corp. Corporate Actions Dept. 14201 Dallas Parkway, 12th Fl. Dallas, TX 75254	7.06%

Merrill Lynch, Pierce, Fenner & Smith Inc./8862 MLPF&S TS SUB 4804 Deerlake Dr. E Jacksonville, FL 32246	5.02%

Xtrackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF:

Name and Address	Percentage Ownership
Merrill Lynch, Pierce, Fenner & Smith Inc./8862 MLPF&S TS SUB 4804 Deerlake Dr. E Jacksonville, FL 32246	66.22%

TD Ameritrade Clearing, Inc./Securities 4211 S. 102nd Street Omaha, NE 68127	5.83%

National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	5.07%

39

Xtrackers MSCI Eurozone High Dividend Yield Hedged Equity ETF:

Name and Address	Percentage Ownership
Janney Montgomery Scott LLC 1717 Arch Street, 16th Floor Philadelphia, PA 19103	27.31%

J.P. Morgan Clearing Corp. Corporate Actions Dept. 14201 Dallas Parkway, 12th Fl. Dallas, TX 75254	21.88%

Merrill Lynch, Pierce, Fenner & Smith Inc./8862 MLPF&S TS SUB 4804 Deerlake Dr. E Jacksonville, FL 32246	15.58%

Goldman Sachs & Co. 30 Hudson Street Jersey City, NJ 07302	13.91%

National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	5.96%

Xtrackers MSCI EAFE Small Cap Hedged Equity ETF:

Name and Address	Percentage Ownership
Merrill Lynch, Pierce, Fenner & Smith Inc./8862 MLPF&S TS SUB 4804 Deerlake Dr. E Jacksonville, FL 32246	19.57%

Morgan Stanley Smith Barney LLC 1300 Thames Street, 6th Fl. Baltimore, MD 21231	18.00%

Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	16.41%

J.P. Morgan Clearing Corp. Corporate Actions Dept. 14201 Dallas Parkway, 12th Fl. Dallas, TX 75254	14.82%

Pershing LLC One Pershing Plaza Jersey City, NJ 07399	9.41%

LPL Financial LLC 9785 Towne Centre Drive San Diego, CA 92121-1968	5.57%

40

Xtrackers MSCI Eurozone Hedged Equity ETF:

Name and Address	Percentage Ownership
Morgan Stanley Smith Barney LLC 1300 Thames Street, 6th Fl. Baltimore, MD 21231	25.04%

Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	16.75%

LPL Financial LLC 9785 Towne Centre Drive San Diego, CA 92121-1968	9.65%

Merrill Lynch, Pierce, Fenner & Smith 200 North College Avenue Charlotte, NC 28255	9.58%

J.P. Morgan Clearing Corp. Corporate Actions Dept. 14201 Dallas Parkway, 12th Fl. Dallas, TX 75254	7.89%

Merrill Lynch, Pierce, Fenner & Smith Inc./8862 MLPF&S TS SUB 4804 Deerlake Dr. E Jacksonville, FL 32246	5.82%

Reliance Trust Company/SWMS1 1100 Abernathy Road, STE. 400 Atlanta, GA 30328	5.69%

National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	5.64%

UBS Financial Services Inc. 1000 Harbour Blvd Weehawken, NY 07086	5.21%

Xtrackers Japan JPX Nikkei 400 Equity ETF:

Name and Address	Percentage Ownership
UBS Financial Services Inc. 1000 Harbour Blvd Weehawken, NY 07086	32.85%

Merrill Lynch, Pierce, Fenner & Smith Inc./8862 MLPF&S TS SUB 4804 Deerlake Dr. E Jacksonville, FL 32246	14.25%

Merrill Lynch, Pierce, Fenner & Smith 200 North College Avenue Charlotte, NC 28255	12.90%

TradeStation Securities, Inc. 8050 Southwest 10th Street Suite 2000 Plantation, FL 33324	11.53%

J.P. Morgan Clearing Corp. Corporate Actions Dept. 14201 Dallas Parkway , 12th Fl . Dallas, TX 75254	8.48%

Morgan Stanley Smith Barney LLC 1300 Thames Street, 6th Fl. Baltimore, MD 21231	5.73%

41

Investment Advisory, Administrative and Distribution Services

Investment Adviser. DBX Advisors LLC serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement between the Trust and the Adviser. The Adviser is a Delaware limited liability company and was registered as an investment adviser under the Investment Advisers Act of 1940, as amended, in August 2010. DBX Advisors LLC was formed in June 2010 and is an indirect, wholly-owned subsidiary of Deutsche Bank AG.

Under the Investment Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages and administers the Trust. The Adviser manages the investment and reinvestment of each applicable Fund’s assets.

For its investment advisory services to the Funds, the Adviser is entitled to receive a unitary management fee from each Fund based on the Fund’s average daily net assets at an annual rate of:

Fund	Fee

Xtrackers MSCI Emerging Markets Hedged Equity ETF	0.65%

Xtrackers MSCI EAFE Hedged Equity ETF	0.35%

Xtrackers MSCI Brazil Hedged Equity ETF	0.60%

Xtrackers MSCI Germany Hedged Equity ETF	0.45%

Xtrackers MSCI Japan Hedged Equity ETF	0.45%

Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF	0.60%

Xtrackers MSCI Europe Hedged Equity ETF	0.45%

Xtrackers MSCI United Kingdom Hedged Equity ETF	0.45%

Xtrackers MSCI All World ex US Hedged Equity ETF	0.40%

Xtrackers MSCI South Korea Hedged Equity ETF	0.58%

Xtrackers MSCI Mexico Hedged Equity ETF	0.50%

Xtrackers MSCI Eurozone Hedged Equity ETF	0.45%

42

Fund	Fee

Xtrackers MSCI EAFE Small Cap Hedged Equity ETF	0.45%

Xtrackers MSCI All World ex US High Dividend Yield Hedged Equity ETF	0.45%

Xtrackers MSCI EAFE High Dividend Yield Hedged Equity ETF	0.45%

Xtrackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF	0.65%

Xtrackers MSCI Eurozone High Dividend Yield Hedged Equity ETF	0.45%

Xtrackers Japan JPX-Nikkei 400 Equity ETF	0.40%

Xtrackers MSCI Latin America Pacific Alliance ETF	0.55%

Under the Investment Advisory Agreement, the Adviser is responsible for substantially all expenses of the Funds (including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Trustees in respect of the Independent Trustees’ service to the Fund (“Independent Trustee Fees”), legal, audit and other services) except for the fee payments under the Investment Advisory Agreement, interest expense, taxes, brokerage expenses, future distribution fees or expenses, litigation expenses and other extraordinary expenses.

43

For each Fund’s last three fiscal years, the management fees paid by the Fund were as follows:

2015 Fiscal Year
Fund	Fee paid
DBJP	$3,045,154
DBGR	$373,535
DBBR	$40,921
DBEM	$544,512
DBEF	$11,374,188
DBUK	$23,073
DBEU	$4,109,514
DBAP	$45,221
DBAW	$66,408
DBKO	$234,927
DBMX	$25,397
DBEZ	$23,714

2016 Fiscal Year
Fund	Fee paid
DBEM	$1,044,369
DBEF	$45,000,724
DBBR	$21,350
DBGR	$695,688
DBJP	$6,175,043
DBAP	$45,396
DBEU	$14,740,930
DBUK	$21,005
DBAW	$247,752
DBKO	$716,110
DBMX	$22,728
HDAW	$30,301
HDEF	$15,543
HDEE	$11,444
HDEZ	$8,854
DBES	$8,281
DBEZ	$259,618
JPN	$42,193

44

2017 Fiscal Year
Fund	Fee paid
DBEM	$992,351
DBEF	$30,892,030
DBBR	$25,624
DBGR	$358,860
DBJP	$7,358,113
DBAP	$25,144
DBEU	$11,499,826
DBUK	$25,179
DBAW	$301,656
DBKO	$275,073
DBMX	$18,973
HDAW	$16,553
HDEF	$21,212
HDEE	$14,497
HDEZ	$11,430
DBES	$11,163
DBEZ	$244,468
JPN	$72,862

45

For each Fund’s last three fiscal years, the management fees paid by the Adviser to the Fund’s prior sub-adviser, TDAM USA Inc. (“TDAM”), located at 161 Bay Street, 35th Floor, TD Canada Trust Tower, Toronto, Ontario, Canada M5J 2T2, were as follows:

2015 Fiscal Year
Fund	Fee paid
DBEM	$103,896
DBEF	$1,486,921
DBBR	$12,127
DBGR	$80,509
DBJP	$458,123
DBAP	$12,146
DBEU	$523,204
DBUK	$6,725
DBAW	$16,425
DBKO	$38,884
DBMX	$8,783
DBEZ	$4,293

2016 Fiscal Year
Fund	Fee paid
DBEM	$59,272
DBEF	$4,749,396
DBBR	$1,313
DBGR	$57,009
DBJP	$506,603
DBAP	$2,786
DBEU	$1,211,448
DBUK	$1,727
DBAW	$22,927
DBKO	$45,564
DBMX	$1,680
HDAW	$2,484
HDEF	$1,284
HDEE	$651
HDEZ	$728
DBES	$682
DBEZ	$21,448
JPN	$3,909

46

	2017 Fiscal Year
Fund	Fee paid	Sub-adviser termination date (end of day)
DBEM	$24,573	November 16, 2016
DBEF	$1,900,584	December 8, 2016
DBBR	$747	November 16, 2016
DBGR	$16,006	November 16, 2016
DBJP	$271,843	December 8, 2016
DBAP	$833	November 16, 2016
DBEU	$547,502	December 8, 2016
DBUK	$1,056	November 16, 2016
DBAW	$12,154	November 16, 2016
DBKO	$11,318	November 16, 2016
DBMX	$755	November 16, 2016
HDAW	$635	November 16, 2016
HDEF	$829	November 16, 2016
HDEE	$326	October 18, 2016
HDEZ	$334	October 18, 2016
DBES	$344	October 18, 2016
DBEZ	$10,133	November 16, 2016
JPN	$2,638	September 13, 2016

The Investment Advisory Agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board; or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the applicable Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the applicable Fund’s outstanding voting securities (as defined in the 1940 Act). The Investment Advisory Agreement is also terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

47

Manager of Managers Structure. The Adviser and the Trust may rely on an exemptive order (the “Order”) from the SEC that permits the Adviser to enter into investment sub-advisory agreements with sub-advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board, selects sub-advisers for the Fund and supervises, monitors and evaluates the performance of the sub-adviser.

The Order also permits the Adviser, subject to the approval of the Board, to replace sub-advisers and amend investment sub-advisory agreements, including fees, without shareholder approval whenever the Adviser and the Board believe such action will benefit the Fund and its shareholders. The Adviser thus has the ultimate responsibility (subject to the ultimate oversight of the Board) to recommend the hiring and replacement of sub-advisers as well as the discretion to terminate any sub-adviser and reallocate the Fund’s assets for management among any other sub-adviser(s) and itself. This means that the Adviser is able to reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. Pursuant to the Order, the Adviser is not required to disclose its contractual fee arrangements with any sub-adviser. The Adviser compensates each sub-adviser out of its management fee.

Potential Conflicts of Interest. The Adviser is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Adviser is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Adviser may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Adviser is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Adviser’s advisory clients, including the Fund. The Adviser has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund’s Board.

Portfolio Managers. Set forth below is additional information regarding the individuals identified in the Prospectus as primarily responsible for the day-to-day management of the Funds (“Portfolio Managers”).

48

Mr. Richards is a Director with Deutsche Asset Management and has served as a Portfolio Manager in the Passive Asset Management business since 2011. Prior to his current role, Mr. Richards served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund, and at XShares Advisors, on behalf of an ETF issuer based in New York. At Deutsche Bank, Mr. Richards served as the primary portfolio manager for the PowerShares DB Commodity ETFs until their sale in 2015. He is currently responsible for the DBXA-managed ETFs as well as oversight of DBXA-sub-advised funds. Mr. Richards earned a BS in Finance from Boston College and is a CFA Charterholder.

Mr. Dwyer is a Director with Deutsche Asset Management and has served as a Portfolio Manager in the Passive Asset Management business since 2016. Prior to his current role, Mr. Dwyer was the head of Northern Trust’s International Equity Index ETF and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Mr. Dwyer has a broad range of experience managing developed, emerging, and frontier index mandates, and currency and future overlay portfolios. Prior to joining Northern Trust in 2003, Mr. Dwyer participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups. Mr. Dwyer received a BS in Finance from Rutgers University in 2001.

Mr. Sohrabi is a Vice President with Deutsche Asset Management and has served as a Portfolio Manager and quantitative multi-asset strategist in the Passive Asset Management business since 2015. Prior to joining Deutsche Bank, Mr. Sohrabi served as a derivatives trader for several institutional asset managers and commodity trading advisors where he developed and managed systematic risk and trading strategies in equities, options, fx and futures. Mr. Sohrabi earned a BA in neurobiology from the University of California, Berkley, and a Masters of Financial Engineering from the Anderson School of Management at the University of California, Los Angeles and is a CFA charterholder.

49

Mr. Bassous is a Vice President with Deutsche Asset Management and has served as a Portfolio Manager in the Passive Asset Management business since 2017. Prior to joining Deutsche Bank, Mr. Bassous served as Portfolio Manager at Northern Trust Asset Management where he managed equity portfolios across a variety of global benchmarks. While at Northern Trust, he spent several years in Chicago, London and Hong Kong where he managed portfolios on behalf of institutional clients in North America, Europe, the Middle East and Asia. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management. Mr. Bassous received a BS in Finance from Yeshiva University in 2004.

Ms. Cipolletti is an Analyst with Deutsche Asset Management. She joined Deutsche Bank through Deutsche Bank’s graduate program and has served as a Junior Portfolio Manager in the Passive Asset Management business since 2015. Prior to joining Deutsche Bank, she served internships at Deutsche Asset Management, Deutsche Wealth Management, Private Banking and National Financial Partners. Ms. Cipolletti earned a BA in sustainable development with a focus in economics from Columbia University.

Certain Portfolio Manager Information

The tables below show the number of accounts managed by each Portfolio Manager and the total assets in the accounts, as of May 31, 2017, except as otherwise noted, in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

For each portfolio manager listed below, the total number of accounts managed is a reflection of all accounts they oversee or manage.

50

The following table provides information relating to accounts managed by Mr. Richards:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	34	0	1
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$14,058	$0	$85
Assets Managed with Performance-Based Fees	$0	$0	$0

51

The following table provides information relating to accounts managed by Mr. Dwyer:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	27	0	1
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$13,777	$0	$85
Assets Managed with Performance-Based Fees	$0	$0	$0

52

The following table provides information relating to accounts managed by Mr. Sohrabi:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	27	0	1
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$13,777	$0	$85
Assets Managed with Performance-Based Fees	$0	$0	$0

The following table provides information relating to accounts managed by Mr. Bassous as of October 2, 2017:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	27	0	1
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$13,777	$0	$85
Assets Managed with Performance-Based Fees	$0	$0	$0

53

The following table provides information relating to accounts managed by Ms. Cipolletti:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	27	0	1
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$13,777	$0	$85
Assets Managed with Performance-Based Fees	$0	$0	$0

54

Portfolio Manager Ownership of Fund Shares

The following table lists the dollar range (None, $1,-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $501,000-$1,000,000, over $1 million) of Fund shares beneficially owned by the primary portfolio manager(s) as of May 31, 2017, except as otherwise noted.

Primary Portfolio Managers	Fund	Dollar Range of Fund Shares Beneficially Owned
Bryan Richards	—	None
Patrick Dwyer	—	None
Navid Sohrabi	—	None
Shlomo Bassous*	—	None
Charlotte Cipolletti	—	None

*	Information for this Portfolio Manager is as of October 2, 2017.

Portfolio Manager Compensation

The Adviser and its affiliates are part of the Deutsche Bank Group of companies. As employees of a company in the Deutsche Bank Group, portfolio managers are paid on a total compensation basis, which includes fixed pay (base salary) and variable compensation (“VC”), as follows:

•	Fixed pay is the key and primary element of compensation and reflects the value of the individual’s role and function within the organization. It rewards factors that an employee brings to the organization such as skills and experience, while reflecting regional and divisional (i.e., Deutsche Asset Management) specifics. Fixed pay levels play a significant role in ensuring competitiveness of the Adviser and its affiliates in the labor market, thus benchmarking provides a valuable input when determining fixed pay levels.

•	VC is a discretionary compensation element that enables the Adviser and its affiliates to provide additional reward to employees for their performance and behaviors, while reflecting Deutsche Bank Group affordability and the financial situation of Deutsche Bank AG (the “Bank”) and Deutsche Asset Management, the Bank’s asset management division. VC aims to:

○	Recognize that every employee contributes to the Bank’s success through the Deutsche Bank Group component of VC (Group Component);

○	Reflect individual performance through discretionary individual VC (Individual Component); and

○	Reward outstanding contributions at the junior levels through the discretionary recognition award.

Employee seniority as well as divisional and regional specifics determine which VC elements are applicable for a given employee and the conditions under which they apply. Both group and individual components may be awarded in shares or share-based instruments and under deferral arrangements.

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To evaluate its investment professionals in light of and consistent with the compensation principles set forth above, the Adviser and its affiliates review investment performance for all accounts managed in relation to a Fund’s Underlying Index. When determining total compensation, the Adviser and its affiliates consider a number of quantitative, qualitative and other factors:

•	Quantitative measures (e.g., tracking error, tracking difference and tax efficiency) are utilized to measure performance.

•	Qualitative measures (e.g., adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.

•	Other factors (e.g., non-investment related performance, teamwork, adherence to compliance rules, risk management and “living the values” of the Adviser and its affiliates) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

Potential Conflicts of Interest

Because the Portfolio Managers manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. The Portfolio Managers may manage other portfolios, such as separately-managed accounts, that have a similar investment style as the Funds. However, the portfolios managed by a Portfolio Manager may not have portfolio compositions identical to those of the Funds managed by the Portfolio Manager due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others. The Portfolio Managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A Portfolio Manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a Portfolio Manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. However, the compensation structure for Portfolio Managers does not generally provide incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others. There are many other factors considered in determining the Portfolio Manager’s bonus and there is no formula that is applied to weight the factors listed (see “Certain Portfolio Manager Information” and

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“Portfolio Manager Compensation”). Portfolios’ rebalancing dates also generally vary between fund families. Program trades created from the portfolio rebalance are executed at market on close. For additional information regarding potential conflicts of interest faced by the Adviser, see “Investment Advisory, Administrative and Distribution Services — Potential Conflicts of Interest”.

Codes of Ethics. The Trust, the Adviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Fund. The Codes of Ethics are on public file with, and are available from, the SEC.

Anti-Money Laundering Requirements. The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from APs to enable it to form a reasonable belief that it knows the true identity of its APs. This information will be used to verify the identity of APs or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

Administrator, Custodian and Transfer Agent. The Bank of New York Mellon (“BNYM”) serves as administrator, custodian and transfer agent for the Funds. BNYM’s principal address is 101 Barclay Street, New York, New York 10286. Pursuant to a Fund Administration and Accounting Agreement and a Corporate Services Agreement with the Trust, BNYM provides necessary administrative, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each Fund (the “Administrator”). In addition, BNYM makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to a Custody Agreement with the Trust, BNYM maintains in separate accounts cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records and provides other services (the “Custodian”). BNYM is required, upon the order of the Trust, to deliver securities held by BNYM and to make payments for securities purchased by the Trust for each Fund. Also, pursuant to the Custody Agreement, BNYM is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, BNYM acts as a transfer agent (the “Transfer Agent”) for each Fund’s authorized and issued Shares of beneficial interest and as the dividend disbursing agent of the Trust. As compensation for these services, BNYM receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly the Adviser from its management fee.

Distributor. The Distributor’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Shares of each Fund. The Distribution Agreement continues for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Units, as described in the Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, the SAI to APs purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement for each Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the other party following (i) the vote of a majority of the Independent Trustees; or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund Shares. Such Soliciting Dealers must also be APs (as defined below).

The Adviser may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of Shares. The Adviser currently pays the Distributor, from the Adviser’s own resources for such purposes.

The Adviser and/or its subsidiaries or affiliates (“Xtrackers Entities”) may pay certain broker-dealers and other financial intermediaries or solicitors (“Intermediaries”) for certain marketing or referral activities related to the Fund or other funds advised by the

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Adviser or its affiliates (“Xtrackers Funds”) (with such payments being “Payments”). Any Payments made by Xtrackers Entities will be made from their own assets and not from the assets of a Fund. Although a portion of Xtrackers Entities’ revenue comes directly or indirectly in part from fees paid by the Funds and other Xtrackers Funds, Payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, shares of a Fund or other Xtrackers Funds. Xtrackers Entities may make Payments for Intermediaries’ participating in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Funds or for other activities, such as participation in marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems (“Education Costs”) or the referral or introduction of investors to Xtrackers Entities. Xtrackers Entities may also make Payments to Intermediaries for certain printing, publishing and mailing costs associated with a Fund or materials relating to other Xtrackers Funds or exchange-traded funds in general (“Publishing Costs”). In addition, Xtrackers Entities may make Payments to Intermediaries that make shares of the Funds and certain other Xtrackers Funds available to their clients or for otherwise promoting the Funds and other Xtrackers Funds. Payments of this type are sometimes referred to as revenue-sharing payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options or investment adviser it will recommend or make available to its clients or contacts or what services to provide for various products based on Payments it receives or is eligible to receive, Payments create conflicts of interest between the Intermediary and its clients or contacts and these financial incentives may cause the Intermediary to recommend the Funds and other Xtrackers Funds or their investment adviser over other investments or to refer a contact to the Xtrackers Entities. The same conflict of interest exists with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm. Ask your salesperson or visit your Intermediary’s website for more information.

Certain Xtrackers Entities have arrangements to make Payments to E*Trade Financial Corporation (“E*Trade”). Pursuant to the Xtrackers Entities’ arrangement with E*Trade, E*Trade has agreed to promote certain of the Funds to E*Trade’s customers and not to charge certain of its customers any commissions when those customers purchase or sell shares of certain Funds online (the “Co-Branded Marketing Program”). Xtrackers Entities have agreed to facilitate the Co-Branded Marketing Program by making Payments to E*Trade during the term of the agreement based on a certain percentage of the assets of the Funds held in the accounts of E*Trade’s customers.

Certain Xtrackers Entities have established a revenue sharing arrangement with Charles Schwab & Co., Inc. (“Schwab”). Under this arrangement, Schwab has agreed not to charge its customers any trading commissions when those customers purchase or sell shares of the Funds online. In addition, Schwab will promote the availability of commission-free ETF trading to its customers.

Xtrackers Entities may determine to make Payments based on any number of metrics. For example, Xtrackers Entities may make Payments at year end or other intervals in a fixed amount, based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more Xtrackers Funds in a year or other period, any of which arrangements may include an agreed upon minimum or maximum payment, or any combination of the foregoing. Any payments made by the Xtrackers Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of the Funds or other Xtrackers Funds.

Brokerage Transactions

The Adviser assumes general supervision over placing orders on behalf of each Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, the Adviser’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund’s Shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

To the extent applicable and consistent with Section 28(e) of the 1934 Act, as amended, and interpretations thereunder, the Adviser may cause a Fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services and products if the Adviser determines in good faith that the commission is reasonable in relation to the services and products utilized. In addition to agency transactions, the Adviser may receive brokerage or research services and products in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both

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instances, these services and products may include but are not limited to: economic, industry, or company research reports or investment recommendations; subscriptions to certain financial publications; market data such as stock quotes, last sale prices, trading volumes and similar data; databases and software, including, but not limited to, quantitative analytical software; and products and services that assist in effecting transactions and functions incidental thereto, including services of third-party computer systems directly related to brokerage activities and routing settlement instructions. The Adviser may use brokerage or research services and products furnished by brokers, dealers or service providers in servicing all client accounts, and not all services and products may necessarily be used in connection with the account that paid the commissions or spreads to the broker or dealer.

The Funds’ purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that the Adviser manages or advises and for which they have brokerage placement authority. If purchases or sales of portfolio securities of the Funds and one or more other accounts managed or advised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. The Adviser may deal, trade and invest for its own account in the types of securities in which the Funds may invest. The Adviser may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with the Adviser, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

Portfolio turnover may vary from year to year as well as within a year. High turnover rates may result in comparatively greater brokerage expenses and higher taxes (if you are investing in a taxable account). The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by the other institutional investors for comparable services.

Brokerage commissions for the last three fiscal years are shown in the tables below:

Fund	2015 Fiscal Year
Xtrackers MSCI Emerging Markets Hedged Equity ETF	$134,714
Xtrackers MSCI EAFE Hedged Equity ETF	$722,984
Xtrackers MSCI Brazil Hedged Equity ETF	$21,702
Xtrackers MSCI Germany Hedged Equity ETF	$18,689
Xtrackers MSCI Japan Hedged Equity ETF	$113,181
Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF	$2,591
Xtrackers MSCI Europe Hedged Equity ETF	$167,107
Xtrackers MSCI United Kingdom Hedged Equity ETF	$917
Xtrackers MSCI All World ex US Hedged Equity ETF	$6,973
Xtrackers MSCI South Korea Hedged Equity ETF	$374,281
Xtrackers MSCI Mexico Hedged Equity ETF	$2,435
Xtrackers MSCI Eurozone Hedged Equity ETF	$3,688

Fund	2016 Fiscal Year
Xtrackers MSCI Emerging Markets Hedged Equity ETF	$96,545
Xtrackers MSCI EAFE Hedged Equity ETF	$1,570,853
Xtrackers MSCI Brazil Hedged Equity ETF	$6,455
Xtrackers MSCI Germany Hedged Equity ETF	$23,905
Xtrackers MSCI Japan Hedged Equity ETF	$202,301
Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF	$5,113
Xtrackers MSCI Europe Hedged Equity ETF	$455,975

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Xtrackers MSCI United Kingdom Hedged Equity ETF	$917
Xtrackers MSCI All World ex US Hedged Equity ETF	$15,629
Xtrackers MSCI South Korea Hedged Equity ETF	$297,596
Xtrackers MSCI Mexico Hedged Equity ETF	$2,402
Xtrackers MSCI All World ex US High Dividend Yield Hedged Equity ETF	$5,169
Xtrackers MSCI EAFE High Dividend Yield Hedged Equity ETF	$1,986
Xtrackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF	$3,255
Xtrackers MSCI Eurozone High Dividend Yield Hedged Equity ETF	$1,739
Xtrackers MSCI EAFE Small Cap Hedged Equity ETF	$1,567
Xtrackers MSCI Eurozone Hedged Equity ETF	$10,644
Xtrackers Japan JPX-Nikkei 400 Equity ETF	$2,102
Xtrackers MSCI Latin America Pacific Alliance ETF*	$0

Fund	2017 Fiscal Year
Xtrackers MSCI Emerging Markets Hedged Equity ETF	$46,814
Xtrackers MSCI EAFE Hedged Equity ETF	$847,727
Xtrackers MSCI Brazil Hedged Equity ETF	$1,667
Xtrackers MSCI Germany Hedged Equity ETF	$6,749
Xtrackers MSCI Japan Hedged Equity ETF	$234,545
Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF	$472
Xtrackers MSCI Europe Hedged Equity ETF	$328,034
Xtrackers MSCI United Kingdom Hedged Equity ETF	$1,250
Xtrackers MSCI All World ex US Hedged Equity ETF	$7,867
Xtrackers MSCI South Korea Hedged Equity ETF	$148,944
Xtrackers MSCI Mexico Hedged Equity ETF	$879
Xtrackers MSCI All World ex US High Dividend Yield Hedged Equity ETF	$667
Xtrackers MSCI EAFE High Dividend Yield Hedged Equity ETF	$471
Xtrackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF	$675
Xtrackers MSCI Eurozone High Dividend Yield Hedged Equity ETF	$148
Xtrackers MSCI EAFE Small Cap Hedged Equity ETF	$236
Xtrackers MSCI Eurozone Hedged Equity ETF	$4,018
Xtrackers Japan JPX-Nikkei 400 Equity ETF	$1,244
Xtrackers MSCI Latin America Pacific Alliance ETF*	$0

*	As of the date of this SAI, Xtrackers MSCI Latin America Pacific Alliance ETF has not begun offering shares.

The Funds experienced decreased aggregate brokerage commissions in 2017 due to a decrease in total assets as well as a decrease in subscription and redemption activity.

Additional Information Concerning the Trust

Shares. The Trust currently is comprised of 35 operational separate investment series or portfolios called funds. Each series issues Shares of common stock, no par value. The Trust issues Shares of beneficial interest in each Fund with no par value. The Board may designate additional funds.

Each Share issued by a Fund has a pro rata interest in the assets of that Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation. Each Share has one vote with respect to matters upon which the Shareholder is entitled to vote. In any matter submitted to Shareholders for a vote, each Fund shall hold a separate vote, provided that Shareholders of all affected Funds will vote together when: (1) required by the 1940 Act; or (2) the Trustees determine that the matter affects the interests of more than one Fund. Under Delaware law, the Trust is not required to hold an

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annual meeting of Shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of Shareholders unless required to do so under the 1940 Act. All Shares (regardless of the Fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the Shareholders.

Following the creation of the initial Creation Unit(s) of Shares of a Fund and immediately prior to the commencement of trading in the Fund’s Shares, a holder of Shares may be a “control person” of the Fund, as defined in the 1940 Act. The Fund cannot predict the length of time for which one or more Shareholders may remain a control person of the Fund.

Shareholders may make inquiries by writing to DBX ETF Trust, c/o the Distributor, ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, by email by writing to dbxquestions@list.db.com or by telephone by calling 1-855-329-3837 or 1-855-DBX-ETFS (toll free).

Termination of the Trust or a Fund. The Trust or a Fund may be terminated by a majority vote of the Board or the affirmative vote of a supermajority of the holders of the Trust or such Fund entitled to vote on termination. Although the Shares are not automatically redeemable upon the occurrence of any specific event, the Trust’s organizational documents provide that the Board will have the unrestricted power to alter the number of Shares in a Creation Unit. In the event of a termination of the Trust or a Fund, the Board, in its sole discretion, could determine to permit the Shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash or for a combination of cash or securities.

DTC as Securities Depository for Shares of the Funds. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the NYSE Amex Equities and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship

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between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to Shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Units

General. The Trust issues and sells Shares of each Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the Fund’s NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. A Creation Unit for each Fund consists of 50,000 shares except for Xtrackers MSCI EAFE Hedged Equity ETF, for which a Creation Unit consists of 200,000 Shares.

The Board reserves the right to declare a split or a consolidation in the number of Shares outstanding of any Fund of the Trust, and to make a corresponding change in the number of Shares constituting a Creation Unit, in the event that the per Share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

A “Business Day” with respect to each Fund is any day on which the Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, the Exchange observes the following holidays, as observed: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of Creation Units of a Fund generally (except for Xtrackers MSCI Brazil Hedged Equity ETF and Xtrackers MSCI South Korea Hedged Equity ETF) consists of the in-kind deposit of a designated portfolio of securities (i.e., the Deposit Securities), which constitutes an optimized representation of the securities of the relevant Fund’s Underlying Index, and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund.

The Cash Component is an amount equal to the difference between the NAV of the Shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any difference between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the AP purchasing a Creation Unit.

The Adviser makes available through the NSCC on each Business Day, prior to the opening of business on the Exchange, the list of names and the required number of Shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of Shares of a given Fund until such time as the next-announced Fund Deposit is made available.

The identity and number of Shares of the Deposit Securities pursuant to changes in composition of a Fund’s portfolio and changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the relevant Underlying Index.

The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC of the Clearing Process (discussed below). The Trust also reserves the right to permit or require a “cash in lieu” amount where the delivery of the Deposit Security by the AP (as described below) would be restricted under applicable securities laws or where the delivery of the Deposit Security to the AP would result in the disposition of the Deposit Security by the AP becoming restricted under applicable securities laws, or in certain other situations. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject index being tracked by the relevant Fund, or resulting from stock splits and other corporate actions. For the Xtrackers MSCI Brazil Hedged Equity ETF and Xtrackers South Korea Hedged Equity ETF, Creation Units are purchased principally for cash.

Role of the Authorized Participant. Creation Units may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor (an authorized participant, or an “AP”), which agreement has also been accepted by the Transfer Agent. Such AP will agree, pursuant to the terms of such Authorized

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Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such AP will make available in advance of each purchase of Shares an amount of cash sufficient to pay the Cash Component, once the NAV of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fee described below. The AP may require the investor to enter into an agreement with such AP with respect to certain matters, including payment of the Cash Component. Investors who are not APs must make appropriate arrangements with an AP. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an AP. As a result, purchase orders placed through an AP may result in additional charges to such investor. The Trust does not expect the Distributor to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current APs may be obtained from the Distributor.

Purchase Order. To initiate an order for a Creation Unit, an AP must submit an irrevocable order to purchase Shares of a Fund in accordance with the Authorized Participant Agreement. If accepted by the Distributor, the Transfer Agent will notify the Adviser and the Custodian of such order. If applicable, the Custodian will then provide such information to the appropriate sub-custodian. For each Fund, the Custodian shall cause the applicable sub-custodian to maintain an account into which the AP shall deliver, on behalf of itself or the party on whose behalf it is acting, the applicable securities included in the designated Fund Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Trust. Deposit Securities located outside the United States must be delivered to an account maintained at the applicable local sub-custodian. Those placing orders to purchase Creation Units through an AP should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day.

The AP must also make available on or before the contractual settlement date, by means satisfactory to the Trust, immediately available or same day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the Exchange.

Investors should be aware that an AP may require orders for purchases of Shares placed with it to be in the particular form required by the individual AP.

Timing of Submission of Purchase Orders. An AP must submit an irrevocable purchase order before 4:00 p.m., Eastern Time on any Business Day in order to receive that day’s NAV. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m., Eastern Time on the trade date. With respect to in-kind creations, a custom order may be placed by an AP where cash replaces any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or other relevant reason. Orders to create Shares of a Fund that are submitted on the Business Day immediately preceding a holiday or day (other than a weekend) when the markets in the relevant foreign market are closed may not be accepted. The Distributor in its discretion may permit the submission of such orders and requests by or through an AP at any time (including on days on which the Exchange is not open for business) via communication through the facilities of the Transfer Agent’s proprietary website maintained for this purpose provided such submission is permissible pursuant to the terms of the applicable Authorized Participant Agreement. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with the Trust’s standard cut-off times as provided in the Authorized Participant Agreement and disclosed in this SAI.

Acceptance of Orders for Creation Unit. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the AP (either on its own or another investor’s behalf); and (ii) arrangements satisfactory to the Trust are in place for payment of the Cash Component and any other cash amounts which may be due, the Trust will accept the order, subject to its right (and the right of the Distributor and the Adviser) to reject any order until acceptance.

Once the Trust has accepted an order, upon next determination of the NAV of the Shares, the Trust will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the AP that placed the order.

The Trust reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor in respect of any Fund if (i) the order is not in proper form; (ii) the investor(s) upon obtaining the Shares ordered, would own 80% or more of the currently

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outstanding Shares of any Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of Shares specified by the Adviser, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) circumstances outside the control of the Trust, the Distributor and the Adviser make it impracticable to process purchase orders. The Trust shall notify a prospective purchaser of a Creation Unit and/or the AP acting on behalf of such purchaser of its rejection of such order. The Trust, the Custodian, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall any of them incur any liability for failure to give such notification.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When (if applicable) the sub-custodian has confirmed to the Custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor and the Adviser shall be notified of such delivery and the Trust will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+2 basis” (i.e., two Business Days after trade date).

To the extent contemplated by an AP’s agreement with the Distributor, the Trust will issue Creation Units to such AP notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such AP’s delivery and maintenance of collateral having a value at least equal to 115%, which the Adviser may change from time to time, of the value of the missing Deposit Securities in accordance with the Trust’s then-effective procedures. The only collateral that is acceptable to the Trust is cash in U.S. dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Trust. The cash collateral posted by the AP may be invested at the risk of the AP, and income, if any, on invested cash collateral will be paid to that AP. Information concerning the Trust’s current procedures for collateralization of missing Deposit Securities is available from the Distributor. The Authorized Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time and will subject the AP to liability for any shortfall between the cost to the Trust of purchasing such securities and the cash collateral or the amount that may be drawn under any letter of credit.

In certain cases, APs may create and redeem Creation Units on the same trade date and in these instances, the Trust reserves the right to settle these transactions on a net basis or require a representation from the APs that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of Shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust and the Trust’s determination shall be final and binding.

Cash Purchase Method. In the case of a cash purchase, the investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Trust’s brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities.

Creation Transaction Fee. A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee will be the same regardless of the number of Creation Units purchased by a purchaser on the same day. The AP may also be required to cover certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (including when the Trust permits an AP to substitute cash for some or all of the Deposit Securities). APs will also bear the costs of transferring the Deposit Securities to the Trust. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Certain fees or costs associated with creation transactions may be waived in certain circumstances.

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The following table sets forth each Fund’s standard creation transaction fee:

Fund	Standard Creation Transaction Fee
Xtrackers MSCI Emerging Markets Hedged Equity ETF	$6,900
Xtrackers MSCI EAFE Hedged Equity ETF	4,650
Xtrackers MSCI Brazil Hedged Equity ETF	1,500
Xtrackers MSCI Germany Hedged Equity ETF	750
Xtrackers MSCI Japan Hedged Equity ETF	1,800
Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF	5,900
Xtrackers MSCI Europe Hedged Equity ETF	3,600
Xtrackers MSCI United Kingdom Hedged Equity ETF	600
Xtrackers MSCI All World ex US Hedged Equity ETF	10,500
Xtrackers MSCI South Korea Hedged Equity ETF	1,100
Xtrackers MSCI Mexico Hedged Equity ETF	500
Xtrackers MSCI All World ex US High Dividend Yield Hedged Equity ETF	3,700
Xtrackers MSCI EAFE High Dividend Yield Hedged Equity ETF	900
Xtrackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF	2,900
Xtrackers MSCI Eurozone High Dividend Yield Hedged Equity ETF	500
Xtrackers MSCI EAFE Small Cap Hedged Equity ETF	5,100
Xtrackers MSCI Eurozone Hedged Equity ETF	3,200
Xtrackers Japan JPX-Nikkei 400 Equity ETF	2,000
Xtrackers MSCI Latin America Pacific Alliance ETF	6,000

Redemption of Creation Units. Shares of a Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form and only on a Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial owners also may sell Shares in the secondary market but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

For all Funds except Xtrackers MSCI Brazil Hedged Equity ETF and Xtrackers MSCI South Korea Hedged Equity ETF, redemptions are effected partially for cash and partially in-kind. In the case of in-kind redemptions, the Adviser makes available through the NSCC, prior to the opening of business on the Exchange on each Business Day, the identity and number of Shares that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Redemptions are effected principally for cash for the Xtrackers MSCI Brazil Hedged Equity ETF and Xtrackers MSCI South Korea Hedged Equity ETF. Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee described below.

Redemption Transaction Fee. A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund. The standard redemption transaction fee will be the same regardless of the number of Creation Units redeemed by an investor on the same day. The AP may also be required to cover certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (including when the Trust substitutes cash for some or all of the Fund Securities), up to a maximum of 2% of the amount redeemed (including the standard redemption fee set forth below). The standard redemption transaction fees are set forth below. APs will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Certain fees or costs associated with redemption transactions may be waived in certain circumstances.

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The following table sets forth each Fund’s standard redemption transaction fee:

Fund	Standard Redemption Transaction Fee
Xtrackers MSCI Emerging Markets Hedged Equity ETF	$6,900
Xtrackers MSCI EAFE Hedged Equity ETF	4,650
Xtrackers MSCI Brazil Hedged Equity ETF	1,500
Xtrackers MSCI Germany Hedged Equity ETF	750
Xtrackers MSCI Japan Hedged Equity ETF	1,800
Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF	5,900
Xtrackers MSCI Europe Hedged Equity ETF	3,600
Xtrackers MSCI United Kingdom Hedged Equity ETF	600
Xtrackers MSCI All World ex US Hedged Equity ETF	10,500
Xtrackers MSCI South Korea Hedged Equity ETF	1,100
Xtrackers MSCI Mexico Hedged Equity ETF	500
Xtrackers MSCI All World ex US High Dividend Yield Hedged Equity ETF	3,700
Xtrackers MSCI EAFE High Dividend Yield Hedged Equity ETF	900
Xtrackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF	2,900
Xtrackers MSCI Eurozone High Dividend Yield Hedged Equity ETF	500
Xtrackers MSCI EAFE Small Cap Hedged Equity ETF	5,100
Xtrackers MSCI Eurozone Hedged Equity ETF	3,200
Xtrackers Japan JPX-Nikkei 400 Equity ETF	2,000
Xtrackers MSCI Latin America Pacific Alliance ETF	6,000

The maximum redemption fee, as a percentage of the amount redeemed, is 2%. Redemption requests for Creation Units of any Fund must be submitted by or through an AP. An AP must submit an irrevocable redemption request before 4:00 p.m., Eastern Time on any Business Day in order to receive that day’s NAV. In the case of custom redemptions, the order must be received no later than 3:00 p.m., Eastern Time. Investors other than through APs are responsible for making arrangements for a redemption request to be made through an AP. The Distributor will provide a list of current APs upon request.

Cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if a Fund sold and redeemed its shares principally in-kind, will generally be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. However, the Funds cap the total fees that may be charged in connection with the redemption of Creation Units at 2% of value of the Creation Units redeemed. To the extent transaction and other costs associated with a redemption exceed that cap, those transaction costs will be borne by a Fund’s remaining shareholders.

The AP must transmit the request for redemption in the form required by the Trust or the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an AP who has executed an Authorized Participant Agreement in effect. At any time, there may be only a limited number of broker-dealers that have an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such AP. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an

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AP and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not APs.

A redemption request is considered to be in “proper form” if (i) an AP has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit being redeemed through the book-entry system of DTC so as to be effective by the Exchange closing time on any Business Day; (ii) a request in form satisfactory to the Trust is received from the AP on behalf of itself or another redeeming investor within the time periods specified above; and (iii) all other procedures set forth in the Participant Agreement are properly followed. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by 10:00 a.m., Eastern Time, on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of Shares through the DTC system may be significantly earlier than the close of business on the Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of Shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the Shares.

Upon receiving a redemption request, the Transfer Agent shall notify the Trust of such redemption request. The tender of an investor’s Shares for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be made through DTC and the relevant AP to the beneficial owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the AP submitting the redemption request.

A redeeming Beneficial Owner or AP acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.

If neither the redeeming Beneficial Owner nor the AP acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Portfolio Securities of the Fund). Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.

In the case of cash redemptions, proceeds will be paid to the AP redeeming Shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter).

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.

An AP submitting a redemption request is deemed to represent to the Trust that it is in compliance with the requirements set forth in the Authorized Participant Agreement. The Trust reserves the right to verify this representation at its discretion, but will typically require verification with respect to a redemption request from a Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the AP, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

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Taxation on Creation and Redemptions of Creation Units. An AP generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the AP’s aggregate basis in the Deposit Securities exchanged therefor. However, the Internal Revenue Service (the “IRS”) may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. APs should consult their own tax advisors.

Current federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the AP holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less.

Taxes

Regulated Investment Company Qualifications. Each Fund intends to qualify for treatment as a separate RIC under Subchapter M of the Code. To qualify for treatment as a RIC, each Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of each Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of each Fund’s taxable year, (a) at least 50% of the market value of each Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of each Fund’s total assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly-traded partnerships. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the test described in (i) above only if such gains are directly related to investing in securities. To date, such regulations have not been issued.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. A Fund’s investments in partnerships, including in qualified publicly-traded partnerships, may result in a Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.

Taxation of Regulated Investment Companies. As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its Shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its Shareholders an amount at least equal to the sum of (i) 90% of its “investment company taxable income” (i.e., taxable income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its Shareholders. If a Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to Shareholders, and such distributions generally will be taxable to Shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate Shareholders generally should be eligible for the dividends received deduction. Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, each Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

Excise Tax. A Fund will be subject to a 4% excise tax on certain undistributed income if it does not generally distribute to its Shareholders in each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year (taking into account certain deferrals and elections) plus (ii) 98.2% of its capital gain net income (reduced by certain ordinary losses) for the 12

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months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax in the taxable year ending within the relevant calendar year will be considered to have been distributed. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

Net Capital Loss Carryforwards. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year.

Taxation of U.S. Shareholders. Dividends and other distributions by a Fund are generally treated under the Code as received by the Shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to Shareholders of record on a specified date in such a month shall be deemed to have been received by each Shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

Each Fund intends to distribute annually to its Shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund may designate such retained amounts as undistributed capital gains in a notice to its Shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate Shares of the undistributed amount; (b) will be entitled to credit their proportionate Shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any; and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their Shares by an amount equal to 65% of the amount of undistributed capital gains included in the Shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata Share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that a Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in Shares and regardless of how long a Shareholder has held Shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a Share of stock, aggregating dividends with ex-dividend dates within an 85-day period; or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a Share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each Shareholder, be treated as a tax-free return of capital to the extent of a Shareholder’s basis in Shares of the Fund, and as a capital gain thereafter (if the Shareholder holds Shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional Shares should generally be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the Shareholders receiving cash dividends or distributions will receive and should generally have a cost basis in the Shares received equal to such amount.

Investors considering buying Shares just prior to a dividend or capital gain distribution should be aware that, although the price of Shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and Shareholders may receive dividends in an earlier year than would otherwise be the case.

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In certain situations, a Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses and certain other ordinary losses until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses may affect the tax character of Shareholder distributions.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Sales of Shares. Upon the sale or exchange of Shares of a Fund, a Shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the Shareholder’s basis in Shares of a Fund. A redemption of Shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the Shares are capital assets in the Shareholder’s hands and will be long-term capital gain or loss if the Shares are held for more than one year and short-term capital gain or loss if the Shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be increased to reflect the disallowed loss. Any loss realized by a Shareholder on the sale of a Fund Share held by the Shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the Shareholder with respect to such Share.

If a Shareholder incurs a sales charge in acquiring Shares of a Fund, disposes of those Shares within 90 days and then acquires, prior to February 1 of the following calendar year, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original Shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired Shares. Furthermore, the same rule also applies to a disposition of the newly acquired Shares made within 90 days of the second acquisition. This provision prevents Shareholders from immediately deducting the sales charge by shifting their investments within a family of mutual funds.

Legislation passed by Congress requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the Internal Revenue Service and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Back-Up Withholding. In certain cases, a Fund will be required to withhold at the applicable withholding rate (currently 28%), and remit to the U.S. Treasury such amounts withheld from any distributions paid to a Shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify to a Fund that such Shareholder is not subject to back-up withholding; or (iv) has not certified that such Shareholder is a U.S. person (including a U.S. resident alien). Back-up withholding is not an additional tax and any amount withheld may be credited against a Shareholder’s U.S. federal income tax liability.

Sections 351 and 362. The Trust, on behalf of each Fund, has the right to reject an order for a purchase of Shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a given Fund and if, pursuant to Sections 351 and 362 of the Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its Shareholders. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Taxation of Certain Derivatives. A Fund’s transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to Shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year); and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

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A Fund’s investment in so-called “Section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All Section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

Qualified Dividend Income. Distributions by a Fund of investment company taxable income (including any short-term capital gains), whether received in cash or Shares, will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of either 15% or 20% (depending on whether the individual’s income exceeds certain threshold amounts) to the extent the Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund’s net capital gains will be taxable as long-term capital gains. Qualified dividend income is, in general, dividend income from taxable U.S. corporations (but generally not from U.S. REITs) and certain non-U.S. corporations (e.g., non-U.S. corporations that are not “passive foreign investment companies” and which are incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S.). Under current IRS guidance, the United States has appropriate comprehensive income tax treaties with the following countries: Australia, Austria, Bangladesh, Barbados, Belgium, Bulgaria, Canada, China (but not with Hong Kong, which is treated as a separate jurisdiction for U.S. tax purposes), Cyprus, the Czech Republic, Denmark, Egypt, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, India, Indonesia, Ireland, Israel, Italy, Jamaica, Japan, Kazakhstan, Latvia, Lithuania, Luxembourg, Malta, Mexico, Morocco, the Netherlands, New Zealand, Norway, Pakistan, the Philippines, Poland, Portugal, Romania, Russia, Slovak Republic, Slovenia, South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, the United Kingdom and Venezuela.

A dividend from a Fund will not be treated as qualified dividend income to the extent that (i) the Shareholder has not held the Shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the Shares become ex-dividend with respect to such dividend or the Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the Shareholder (or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) the Fund or the Shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the Shareholder elects to treat such dividend as investment income under Section 163(d)(4)(B) of the Code. Dividends received by a Fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. It is expected that dividends received by a Fund from a REIT and distributed to a Shareholder generally will be taxable to the Shareholder as ordinary income.

If you lend your Fund Shares pursuant to securities lending arrangements you may lose the ability to use non-U.S. tax credits passed through by the Fund or to treat Fund dividends (paid while the Shares are held by the borrower) as qualified dividends. Consult your financial intermediary or tax adviser. If you enter into a short sale with respect to Shares of the Fund, substitute payments made to the lender of such Shares may not be deductible. Consult your financial intermediary or tax adviser.

Corporate Dividends Received Deduction. Each Fund does not expect dividends that are paid to its corporate Shareholders to be eligible, in the hands of such Shareholders, for the corporate dividends received deduction.

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Excess Inclusion Income. Under current law, the Funds serve to block unrelated business taxable income from being realized by their tax-exempt Shareholders. Notwithstanding the foregoing, a tax-exempt Shareholder could realize unrelated business taxable income by virtue of its investment in a Fund if Shares in the Fund constitute debt-financed property in the hands of the tax-exempt Shareholder within the meaning of Code Section 514(b). Certain types of income received by a Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund Shareholders, such excess inclusion income may (i) constitute taxable income, as “unrelated business taxable income” for those Shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. Shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund Shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Code Section 664) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Non-U.S. Investments. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on non-U.S. currency, non-U.S. currency forward contracts and certain non-U.S. currency options or futures contracts denominated in non-U.S currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

Income received by the Funds from sources within foreign countries (including, for example, interest and dividends on securities of non-U.S. issuers) may be subject to withholding and other taxes imposed by such countries. Tax treaties between such countries and the U.S. may reduce or eliminate such taxes. Foreign taxes paid by the Funds will reduce the return from the Funds’ investments.

Each Fund may be subject to non-U.S. income taxes withheld at the source. Each Fund, if more than 50% of the value of its total assets at the close of its taxable year consists of securities of foreign corporations, may elect to “pass through” to its investors the amount of non-U.S. income taxes paid by the Fund provided that both the Fund and the investor satisfy certain holding period requirements, with the result that each investor at the time of deemed distribution will (i) include in gross income, even though not actually received, the investor’s pro rata share of the Fund’s non-U.S. income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) the investor’s pro rata share of the Fund’s non-U.S. income taxes. A non-U.S. person invested in the Fund in a year that the Fund elects to “pass through” its non-U.S. taxes may be treated as receiving additional dividend income subject to U.S. withholding tax. A non-U.S. tax credit may not exceed the investor’s U.S. federal income tax otherwise payable with respect to the investor’s non-U.S. source income. For this purpose, Shareholders must treat as non-U.S. source gross income (i) their proportionate Shares of non-U.S. taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund that represents income derived from non-U.S. sources; the Fund’s gain from the sale of securities will generally be treated as U.S.-source income. Certain limitations will be imposed to the extent to which the non-U.S. tax credit may be claimed.

Passive Foreign Investment Companies. If a Fund purchases Shares in “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such Shares even if such income is distributed as a taxable dividend by the Fund to its Shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

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Alternatively, a Fund may make a mark-to-market election that would result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of Shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

A Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effects of these rules.

Reporting. If a Shareholder recognizes a loss with respect to a Fund’s Shares of $2 million or more for an individual Shareholder or $10 million or more for a corporate Shareholder, the Shareholder must file with the IRS a disclosure statement on Form 8886. Direct Shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, Shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and non-U.S. taxes depending on each Shareholder’s particular situation.

Taxation of Non-U.S. Shareholders. Dividends paid by a Fund to non-U.S. Shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Non U.S. investors considering buying Shares just prior to a distribution should be aware that, although the price of Shares purchased at that time may reflect the amount of the forthcoming distributions, such distribution may nevertheless be subject to U.S. withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. Shareholder will be required to provide an applicable IRS Form W-8 certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. Shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. Shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. Shareholder were a U.S. Shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. Shareholder who fails to provide an applicable IRS Form W-8 or other applicable form may be subject to back-up withholding at the appropriate rate.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. Shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, or upon the sale or other disposition of Shares of a Fund.

The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes a non-U.S. person subject to U.S. tax on disposition of a U.S. real property interest as if such person were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain”. The Code provides a look-through rule for distributions of “FIRPTA gain” by a RIC if all of the following requirements are met: (i) the RIC is classified as a “qualified investment entity” (which includes a RIC if, in general, more than 50% of the RIC’s assets consists of interests in REITs and U.S. real property holding corporations); and (ii) you are a non-U.S. shareholder that owns more than 5% of a Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you to the extent derived from gain from the disposition of a U.S. real property interest (“USRPI”), may also be treated as USRPI gain and therefore subject to U.S. federal income tax, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation. Even if a non-U.S. Shareholder does not own more than 5% of a Fund’s shares, Fund distributions that are attributable to gain from the sale or disposition of a USRPI will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.

Further, if a Fund is a “U.S. real property holding corporation,” any gain realized on the sale or exchange of Fund shares by a foreign shareholder that owns more than 5% of a class of Fund shares would generally be taxed in the same manner as for a U.S. shareholder. A Fund will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.

Under an exemption recently made permanent by Congress, properly designated dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of a Fund’s “qualified net interest income” (generally, a Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with a Fund’s “qualified short-term capital gains” (generally, the excess of a Fund’s net short-term capital gain over the

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Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, a Fund may designate all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.

Shares of a Fund held by a non-U.S. Shareholder at death will be considered situated within the United States and generally will be subject to the U.S. estate tax.

The Funds are required to withhold U.S. tax (at a 30% rate) with respect to payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.

The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisers as to the tax consequences of investing in such Shares, including under state, local and non-U.S tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Miscellaneous Information

Counsel. Dechert LLP, located at 1095 Avenue of the Americas, New York, New York 10036, is counsel to the Trust.

Independent Trustee Legal Counsel. K&L Gates LLP, located at 1601 K Street, NW, Washington, DC 20006, is counsel to the Independent Trustees.

Independent Registered Public Accounting Firm. Ernst & Young LLP, located at 5 Times Square, New York, New York, 10036, serves as the Trust’s independent registered public accounting firm, audits the Fund’s financial statements and may perform other services.

Financial Statements

The audited financial statements included in the Annual Report to shareholders as of May 31, 2017, including the financial highlights, accompanying notes and report appearing therein of Ernst & Young LLP, the Trust’s independent registered public accounting firm are incorporated by reference into this SAI. You may request a copy of the Trust’s Annual Report at no charge by calling 1-855-329-3837 (1-855-DBX-ETFS) during normal business hours.

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APPENDIX A

PROXY VOTING POLICY AND GUIDELINES

1.	Introduction

Deutsche Asset Management (“AM”) has adopted and implemented the following Policies and Guidelines, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients and in accordance with its fiduciary duties and local regulation. This Proxy Voting Policy and Guidelines – Deutsche AM (“Policy and Guidelines”) shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non-US regional offices. Non-US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non-US clients. In addition, AM’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (“the GPVSC”). These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non US fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the Management/Boards of these AM legal entities.

2.	AM’s Proxy Voting Responsibilities

Proxy votes are the property of AM’s advisory clients.1 As such, AM’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients or other delegated authority. AM has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist. ISS votes AM’s advisory clients’ proxies in accordance with AM’s proxy guidelines or AM’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions. Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft -Hartley Voting Guidelines.

Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice. To the extent a security is out on loan and AM determines that a proxy vote (or other shareholder action) is materially important to the client’s account, AM may request that the agent recall the security prior to the record date to allow AM to vote the securities.

3.	Policies

3.1.	Proxy Voting Activities are Conducted in the Best Economic Interest of Clients

AM has adopted the following Policies and Guidelines to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

1 For purposes of this document, “clients” refers to persons or entities: (i) for which AM serves as investment adviser or sub-adviser; (ii) for which AM votes proxies; and (iii) that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

3.2.	The Global Proxy Voting Sub-Committee

The GPVSC is an internal working group established by the applicable AM’s Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM’s proxy voting activities, including:

•

Adopting, monitoring and updating guidelines, attached as Attachment A (the “Guidelines”), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

1

•

Voting proxies where: (i) the issues are not covered by specific client instruction or the Guidelines; (ii) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (iii) where an exception to the Guidelines may be in the best economic interest of AM’s clients; and

•	Monitoring Proxy Vendor Oversight’s proxy voting activities (see below).

AM’s Proxy Vendor Oversight, a function of AM’s Operations Group, is responsible for coordinating with ISS to administer AM’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

3.3.	Availability of Proxy Voting Policies and Proxy Voting Record

Copies of this Policy, as it may be updated from time to time, are made available to clients as required by law and otherwise at AM’s discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM’s discretion. Note, however, that AM must not selectively disclose its investment company clients’ proxy voting records. Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company’s proxy voting record for the 12-month periods ending June 30 (see Section 5 below), if so required by relevant law.

4.	Procedures

The key aspects of AM’s proxy voting process are delineated below.

4.1.	The GPVSC’s Proxy Voting Guidelines

The Guidelines set forth the GPVSC’s standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM’s clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see Section 4.4) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which AM votes investment company proxies may differ from proposals for which an AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS.

Funds (“Underlying Funds”) in which Topiary Fund Management Fund of Funds (each, a “Fund”) invest may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

4.2.	Specific Proxy Voting Decisions Made by the GPVSC

Proxy Vendor Oversight will refer to the GPVSC all proxy proposals: (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

2

Additionally, if Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a Portfolio Manager, a Research Analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or Proxy Vendor Oversight.2

If Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC’s voting determination.

4.3.	Certain Proxy Votes May Not Be Cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies, or that it may not be feasible to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

➣	Neither the Guidelines nor specific client instructions cover an issue;

➣	ISS does not make a recommendation on the issue; and

➣

The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-Committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

4.4.	Conflict of Interest Procedures

4.4.1.	Procedures to Address Conflicts of Interest and Improper Influence

2 Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AM Portfolio Managers, AM Research Analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,3 the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM’s clients.4

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division (“PCAM”) regarding specific clients, business matters, or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures. The “Conflicts of Interest Management Sub-Committee” within AM monitors for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a

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proxy vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC’s decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review cannot be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard Guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding: (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; and (iii) any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with and shall be entitled to rely upon all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that: (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent; or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC Chair.

If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from: (i) if time permits, the affected clients; or (ii) in accordance with the standard Guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the Conflict Review Committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

[3]

As mentioned above, the GPVSC votes proxies where: (i) neither a specific client instruction nor a Guideline directs how the proxy should be voted; (ii) the Guidelines specify that an issue is to be determined on a case-by-case basis; or (iii) voting in accordance with the Guidelines may not be in the best economic interests of clients.

[4]

Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any Director, officer, or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client, has: (i) requested that AM, Proxy Vendor Oversight (or any member thereof), or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member, or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue and which incident has not yet been reported to the Conflicts of Interest Management Sub-Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC: (i) whether anyone should be recused from the proxy voting process; or (ii) whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the affected clients. These inquiries and discussions will be properly reflected in the GPVSC’s minutes.

Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates)

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or any entity that identifies itself as an AM advisory client to influence how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who: (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Guidelines. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard Guidelines or will obtain instructions as to how to have the proxy voted from, if time permits, the affected clients and otherwise from ISS.

4.4.2.	Investment Companies and Affiliated Public Companies

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting). Master Fund proxies solicited from feeder Funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940 (“Investment Company Act”).

Subject to participation agreements with certain Exchange Traded Funds (“ETF”) issuers that have received exemptive orders from the US Securities and Exchange Commission (“SEC”) allowing investing Deutsche funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act, AM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization (e.g., Deutsche Bank itself), these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting).

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

4.4.3.	Other Procedures that Limit Conflicts of Interest

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures, and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to:

➣	Code of Business Conduct and Ethics – DB Group;
➣	Conflicts of Interest Policy – DB Group;
➣	Information Sharing Procedures – AWM, GTB & CB&S;
➣	Code of Ethics –AWM; and
➣	Code of Professional Conduct – US.

The GPVSC expects that these policies, procedures, and internal controls will greatly reduce the chance that the GPVSC (or its members) would be involved in, aware of, or influenced by an actual or apparent conflict of interest.

All impacted business units are required to adopt, implement, and maintain procedures to ensure compliance with these Policies and Guidelines. At a minimum, such procedures must: (i) assign roles and responsibilities for carrying out the procedures, including

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responsibility for periodically updating he procedures; (ii) identify clear escalation paths for identified breaches of the procedures; and (iii) for non-dedicated procedures (i.e., desk manuals), contain a legend or table mapping the procedures to this Section (e.g., cross-referencing Section or page numbers).

5.	Recordkeeping

At a minimum, the following records must be properly maintained and readily accessible in order to evidence compliance with this Policy.

➣	AM will maintain a record of each proxy vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast, and shares voted.

➣	Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

∎	The proxy statement (and any additional solicitation materials) and relevant portions of annual statements;

∎	Any additional information considered in the voting process that may be obtained from an issuing company, its agents, or proxy research firms;

∎	Analyst worksheets created for stock option plan and share increase analyses; and

∎	Proxy Edge print-screen of actual vote election.

➣

AM will: (i) retain this Policy and the Guidelines; (ii) will maintain records of client requests for proxy voting information; and (iii) will retain any documents Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

➣

The GPVSC also will create and maintain appropriate records documenting its compliance with this Policy, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

➣

With respect to AM’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for the 12-month periods ending June 30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report (and with respect to which the company was entitled to vote):

∎	The name of the issuer of the portfolio security;

∎	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

∎	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (if the number is available through reasonably practicable means);

∎	The shareholder meeting date;

∎	A brief identification of the matter voted on;

∎	Whether the matter was proposed by the issuer or by a security holder;

∎	Whether the company cast its vote on the matter;

∎	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of Directors); and

∎	Whether the company cast its vote for or against Management.

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Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the Archiving and Record Retention Policy – Deutsche Bank Group and applicable policies and procedures thereunder.

With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable), usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.

6.	The GPVSC’s Oversight Role

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC monitors the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC uses this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and is documented in the GPVSC’s minutes.

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Attachment A – Global Proxy Voting Guidelines

Deutsche Asset Management

Global Proxy Voting Guidelines

As Amended July 2016

[GRAPHIC OMITTED]

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Table of Contents

I.		Board of Directors and Executives	10
	A.	Election of Directors	10
	B.	Classified Boards of Directors	12
	C.	Board and Committee Independence	12
	D.	Liability and Indemnification of Directors	12
	E.	Qualification of Directors	12
	F.	Removal of Directors and Filling of Vacancies	13
	G.	Proposals to Fix the Size of the Board	13
	H.	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards	13
	I.	Proposals to Restrict Supervisory Board Members Service on Multiple Boards	13
	J.	Proposals to Establish Audit Committees	14
II.		Capital Structure	14
	A.	Authorization of Additional Shares	14
	B.	Authorization of “Blank Check” Preferred Stock	14
	C.	Stock Splits/Reverse Stock Splits	14
	D.	Dual Class / Supervoting Stock	14
	E.	Large Block Issuance	15
	F.	Recapitalization into a Single Class of Stock	15
	G.	Share Repurchases	15
	H.	Reductions in Par Value	16
III.		Corporate Governance Issues	16
	A.	Confidential Voting	16
	B.	Cumulative Voting	16
	C.	Supermajority Voting Requirements	16
	D.	Shareholder Right to Vote	17
IV.		Compensation	17
	A.	Establishment of a Remuneration Committee	17
	B.	Executive and Director Stock Option Plans	17
	C.	Employee Stock Option / Purchase Plans	18
	D.	Golden Parachutes	18
	E.	Proposals to Limit Benefits or Executive Compensation	18
	F.	Option Expensing	18
	G.	Management Board Election and Motion	19
	H.	Remuneration (Variable Pay)	19
	I.	Long-Term Incentive Plans	19
	J.	Shareholder Proposals Concerning “Pay for Superior Performance”	20

	K.	Executive Compensation Advisory	20
	L.	Advisory Votes on Executive Compensation	20
	M.	Frequency of Advisory Vote on Executive Compensation	22
V.		Anti-Takeover Related Issues	23
	A.	Shareholder Rights Plans (“Poison Pills”)	23
	B.	Reincorporation	23
	C.	Fair-Price Proposals	23
	D.	Exemption from State Takeover Laws	23
	E.	Non-Financial Effects of Takeover Bids	24
VI.		Mergers & Acquisitions	24
VII.		Environmental, Social, and Governance Issues	24
	A.	Principles for Responsible Investment	25
	B.	ESG Issues	25
	C.	Labor and Human Rights	26

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	D.	Diversity and Equality	26
	E.	Health and Safety	26
	F.	Government / Military	26
	G.	Tobacco	27
VIII.		Miscellaneous Items	27
	A.	Ratification of Auditors	27
	B.	Limitation of Non-Audit Services Provided by Independent Auditor	27
	C.	Audit Firm Rotation	27
	D.	Transaction of Other Business	29
	E.	Motions to Adjourn the Meeting	29
	F.	Bundled Proposals	29
	G.	Change of Company Name	29
	H.	Proposals Related to the Annual Meeting	29
	I.	Reimbursement of Expenses Incurred from Candidate Nomination	29
	J.	Investment Company Proxies	29
	K.	International Proxy Voting	30

These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

Note: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I.	Board of Directors and Executives

A.	Election of Directors

Routine: AM Policy is to vote “for” the uncontested election of Directors. Votes for a Director in an uncontested election will be withheld in cases where a Director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of Directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of Directors. AM will incorporate the decisions of a third party proxy research vendor, currently Institutional Shareholder Services (“ISS”), subject to review by the Global Proxy Voting Sub-Committee (“GPVSC”) as set forth in the AM’s Proxy Voting Policy and Guidelines. AM will incorporate where applicable the recommendation of ISS based on ISS’ consideration of the following factors:

➣	Long-term financial performance of the company relative to its industry;
➣	Management’s track record;
➣	Background to the contested election;
➣	Nominee qualifications and any compensatory arrangements;
➣	Strategic plan of dissident slate and quality of the critique against management;
➣	Likelihood that the proposed goals and objectives can be achieved (both slates); and
➣	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, AM policy is to vote case-by-case considering any applicable factors listed above, including additional factors and any recommendations of a third party proxy research vendor, currently ISS, which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than Board seats).

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Rationale: The large majority of corporate Directors fulfil their fiduciary obligation and in most cases support for Management’s nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

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B.	Classified Boards of Directors

AM policy is to vote against proposals to classify the Board and for proposals to repeal classified Boards and elect Directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent Board, a classified Board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.	Board and Committee Independence

AM policy is to vote:

1.	“For” proposals that require that a certain percentage (majority up to 66 2⁄3%) of members of a Board of Directors be comprised of independent or unaffiliated Directors.

2.	“For” proposals that require all members of a company’s compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated Directors.

3.	“Against” shareholder proposals to require the addition of special interest, or constituency, representatives to Boards of Directors.

4.	“For” separation of the Chairman and CEO positions.

5.	“Against” proposals that require a company to appoint a Chairman who is an independent Director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A Board that is sufficiently independent from Management assures that shareholders’ interests are adequately represented. However, the Chairman of the Board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No Director qualifies as “independent” unless the Board of Directors affirmatively determines that the Director has no material relationship with the listed company (either directly or as a partner, shareholder, or officer of an organization that has a relationship with the company).

Whether a Director is in fact not “independent” will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.	Liability and Indemnification of Directors

AM policy is to vote “for” Management proposals to limit Directors’ liability and to broaden the indemnification of Directors, unless broader indemnification or limitations on Directors’ liability would affect shareholders’ interests in pending litigation.

Rationale: While shareholders want Directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be too risk averse. If the risk of personal liability is too great, companies may not be able to find capable Directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.	Qualification of Directors

AM policy is to follow Management’s recommended vote on either Management or shareholder proposals that set retirement ages for Directors or require specific levels of stock ownership by Directors.

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Rationale: As a general rule, the Board of Directors, and not the shareholders, is most qualified to establish qualification policies.

F.	Removal of Directors and Filling of Vacancies

AM policy is to vote “against” proposals that include provisions that Directors may be removed only for cause or proposals that include provisions that only continuing Directors may fill Board vacancies.

Rationale: Differing state statutes permit removal of Directors with or without cause. Removal of Directors for cause usually requires proof of self-dealing, fraud, or misappropriation of corporate assets, limiting shareholders’ ability to remove Directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent Directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the Board until the next regular election.

G.	Proposals to Fix the Size of the Board

AM policy is to vote:

1.	“For” proposals to fix the size of the Board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2.	“Against” proposals allowing Management to fix the size of the Board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its Board.

H.	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

AM policy is to vote “for” proposals to restrict a Chief Executive Officer from serving on more than three outside Boards of Directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A Director’s service on multiple closed-end fund Boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.	Proposals to Restrict Supervisory Board Members Service on Multiple Boards

AM policy is to vote “for” proposals to restrict a Supervisory Board Member from serving on more than five Supervisory Boards.

Rationale: We consider a strong, independent, and knowledgeable Supervisory Board as important counter-balance to executive Management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the Supervisory Board controlling their company.

Supervisory Board Members must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A Director’s service on multiple closed-end fund Boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines

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J.	Proposals to Establish Audit Committees

AM policy is to vote “for” proposals that require the establishment of Audit Committees.

Rationale: The Audit Committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

II.	Capital Structure

A.	Authorization of Additional Shares

AM policy is to vote “for” proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion US dollars).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.	Authorization of “Blank Check” Preferred Stock

AM policy is to vote:

1.

“Against” proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2.	“For” proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the Board of Directors is given unfettered discretion to set voting, dividend, conversion, and other rights for the shares issued.

C.	Stock Splits/Reverse Stock Splits

AM policy is to vote “for” stock splits if a legitimate business purpose is set forth and the split is in the shareholders’ best interests. A vote is cast “for” a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases.

Rationale: Generally, stock splits do not detrimentally affect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.	Dual Class / Supervoting Stock

AM policy is to vote “against” proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The “one share, one vote” principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

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E.	Large Block Issuance

AM policy is to address large block issuances of stock on a case-by-case basis based on the nature of the issuance and incorporating the recommendation of ISS as stated below subject to review by the GPVSC as set forth in AM’s Proxy Voting Policy and Guidelines:

For general Issuances, in general AM policy is to:

➣

Vote for issuance authorities with pre-emptive rights to a maximum of 100 percent over currently issued capital and as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands); and

➣

Vote for issuance authorities without pre-emptive rights to a maximum of 20 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

For French companies, AM policy is to:

➣	Vote for general issuance requests with pre-emptive rights, or without pre-emptive rights but with a binding “priority right,” for a maximum of 50 percent over currently issued capital; and

➣

Generally vote for general authorities to issue shares without pre-emptive rights up to a maximum of 10 percent of share capital. When companies are listed on a regulated market, the maximum discount on share issuance price proposed in the resolution must, in addition, comply with the legal discount (i.e., a maximum of 5 percent discount to the share listing price) for a vote for to be warranted.

For specific issuances, in general AM policy is to:

➣	Vote on a case-by-case basis on all requests, with or without pre-emptive rights, incorporating where applicable the recommendation of ISS.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.	Recapitalization into a Single Class of Stock

AM policy is to vote “for” recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the Board and/or Management if there is no adverse effect on shareholders.

G.	Share Repurchases

AM policy is to vote “for” share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

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H.	Reductions in Par Value

AM policy is to vote “for” proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III.	Corporate Governance Issues

A.	Confidential Voting

AM policy is to vote “for” proposals to provide for confidential voting and independent tabulation of voting results and to vote “against” proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing Management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to Management.

B.	Cumulative Voting

AM policy is to vote “against” shareholder proposals requesting cumulative voting and “for” Management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast “against” cumulative voting and “for” proposals to eliminate it if:

a)	The company has a five year return on investment greater than the relevant industry index;

b)	All Directors and executive officers as a group beneficially own less than 10% of the outstanding stock; and

c)	No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have Board representation; however, the presence of other safeguards may make their use unnecessary.

C.	Supermajority Voting Requirements

AM policy is to vote “against” Management proposals to require a supermajority vote to amend the charter or bylaws and to vote “for” shareholder proposals to modify or rescind existing supermajority requirements.

*Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for Management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

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D.	Shareholder Right to Vote

AM policy is to vote “against” proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. AM policy is to vote “for” proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to Management or affect the governance process should be supported.

IV.	Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the Board of Directors and/or the compensation committee, and its policy is not to second-guess the Board’s award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank’s criteria regarding stock option plans or similar stock-based incentive compensation schemes, as set forth below.

A.	Establishment of a Remuneration Committee

AM policy is to vote “for” proposals that require the establishment of a Remuneration Committee.

Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The Remuneration Committee shall not comprise any Board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.	Executive and Director Stock Option Plans

AM policy is to vote “for” stock option plans that meet the following criteria:

1.

The resulting dilution of existing shares is less than: (a) 15% of outstanding shares for large capital corporations; or (b) 20% of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion US dollars).

2.

The transfer of equity resulting from granting options at less than fair market value (“FMV”) is no greater than 3% of the over-all market capitalization of large capital corporations or 5% of market cap for small-mid capital companies.

3.	The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced, the company does not have a history of repricing options.

4.	The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as: (a) they do not mandate that all options granted by the company must be performance based; and (b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside Director pensions.

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Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders’ voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.	Employee Stock Option / Purchase Plans

AM policy is to vote “for” employee stock purchase plans (“ESPPs”) when the plan complies with Internal Revenue Code Section 423, allowing non-Management employees to purchase stock at 85% of FMV.

AM policy is to vote “for” employee stock option plans (“ESOPs”) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and Director option plans.

Rationale: ESOPs and ESPPs encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.	Golden Parachutes

AM policy is to vote “for” proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. AM policy is to vote “against” more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.	Proposals to Limit Benefits or Executive Compensation

AM policy is to vote “against”:

1.	Proposals to limit benefits, pensions or compensation; and

2.	Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (“SEC”) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.	Option Expensing

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (“FASB”) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as “no cost” compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

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G.	Management Board Election and Motion

AM policy is to vote “against”:

1.	The election of Board members with positions on either Remuneration or Audit Committees;

2.	The election of Supervisory Board members with too many Supervisory Board mandates; and

3.	“Automatic” election of former Board members into the Supervisory Board.

Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are – subject to applicable laws and regulations – accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.	Remuneration (Variable Pay)

Executive remuneration for Management Board

AM policy is to vote “for” Management Board remuneration that is transparent and linked to results.

Rationale: Executive compensation should motivate Management and align the interests of Management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when Management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when Management own shares in the company – even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay, and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AM policy is to vote “for” remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.	Long-Term Incentive Plans

AM policy is to vote “for” long-term incentive plans for members of a Management Board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

1.	Directly align the interests of members of Management Boards with those of shareholders;

2.	Establish challenging performance criteria to reward only above average performance;

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3.	Measure performance by total shareholder return in relation to the market or a range of comparable companies;

4.	Are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods; and

5.	Do not allow a repricing of the exercise price in stock option plans.

J.	Shareholder Proposals Concerning “Pay for Superior Performance”

AM policy is to vote on a case-by-case basis on shareholder proposals that request the Board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives, incorporating where applicable the recommendations of ISS, subject to review by the GPVSC as set forth in AM’s Proxy Voting Policy and Guidelines, based on ISS’ consideration of the following factors:

➣	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
➣

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

➣	Can shareholders assess the correlation between pay and performance based on the current disclosure?
➣	What type of industry and stage of business cycle does the company belong to?

These proposals generally include the following principles:

➣	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
➣	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
➣

Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

➣	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies; and
➣

Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Rationale: While AM agrees that compensation issues are better left to the discretion of Management, there remains the need to monitor for excessive compensation practices on a case-by-case basis. If, after a review of the ISS metrics, AM is comfortable with ISS’s applying this calculation and will vote according to their recommendation.

K.	Executive Compensation Advisory

AM policy is to follow Management’s recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company’s named executive officers (“NEOs”) on an annual basis.

Rationale: AM believes that controls exist within senior Management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of Management’s compensation.

L.	Advisory Votes on Executive Compensation

AM policy is to vote on a case-by-case basis on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation, including recommendations by ISS where applicable, subject to review by the GPVSC as set forth in AM’s Proxy Voting Policy and Guidelines.

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AM policy is to vote against Advisory Votes on Executive Compensation (Management Say-on-Pay — MSOP) if:

➣	There is a significant misalignment between CEO pay and company performance (pay for performance);
➣	The company maintains significant problematic pay practices; or
➣	The Board exhibits a significant level of poor communication and responsiveness to shareholders.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

AM will consider the pay-for-performance analysis conducted annually by an independent third party, currently ISS, to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices, AM considers the following based on ISS’ analysis:

1.	Peer Group Alignment:

➣	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
➣	The multiple of the CEO’s total pay relative to the peer group median.

2.

Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, AM may consider any of the following qualitative factors as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

➣	The ratio of performance- to time-based equity awards;
➣	The overall ratio of performance-based compensation;
➣	The completeness of disclosure and rigor of performance goals;
➣	The company’s peer group benchmarking practices;
➣	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
➣	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
➣	Realizable pay compared to grant pay; and
➣	Any other factors deemed relevant.

Problematic Pay Practices

AM’s policy is to defer to ISS’ recommendation regarding executive compensation practices that contravene the global pay principles considered by ISS in evaluating executive pay and practices, including:

➣	Problematic practices related to non-performance-based compensation elements;
➣	Incentives that may motivate excessive risk-taking; and
➣	Options Backdating.
•	Problematic Pay Practices related to Non-Performance-Based Compensation Elements

AM’s policy is, in general, to evaluate pay elements that are not directly based on performance on a case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. AM will defer to ISS’ analysis of specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices.

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The list below highlights the problematic practices that carry significant weight in AM’s overall consideration and may result in adverse vote recommendations:

➣	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
➣	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
➣	New or extended agreements that provide for:
•	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);
•	CIC payments with excise tax gross-ups (including “modified” gross-ups); and
➣	Insufficient executive compensation disclosure by externally- managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible.

Incentives that may Motivate Excessive Risk-Taking

➣	Multi-year guaranteed bonuses;
➣	A single or common performance metric used for short- and long-term plans;
➣	Lucrative severance packages;
➣	High pay opportunities relative to industry peers;
➣	Disproportionate supplemental pensions; or
➣	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

AM’s policy is to examine the following factors case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

➣	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
➣	Duration of options backdating;
➣	Size of restatement due to options backdating;
➣	Corrective actions taken by the Board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
➣	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

AM may rely on ISS’s analysis of the foregoing and may defer to ISS’s recommendation subject to review by the GPVSC.

Rationale: While AM agrees that compensation issues are better left to the discretion of Management, there remains a need to take action on this nonbinding proposal if excessive compensation practices exist.

M.	Frequency of Advisory Vote on Executive Compensation

AM policy is to vote “for” annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Rationale: AM believes that annual advisory vote gives shareholders the opportunity to express any compensation concerns to the Executive Compensation proposal which is an advisory voting.

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V.	Anti-Takeover Related Issues

A.	Shareholder Rights Plans (“Poison Pills”)

AM policy is to vote “for” proposals to require shareholder ratification of poison pills or that request Boards to redeem poison pills, and to vote “against” the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.	Reincorporation

AM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on:

1.	Differences in state law between the existing state of incorporation and the proposed state of incorporation; and

2.	Differences between the existing and the proposed charter / bylaws / articles of incorporation and their effect on shareholder rights.

If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder’s interests and a vote cast “against.”

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.	Fair-Price Proposals

AM policy is to vote “for” Management fair-price proposals, provided that:

1.	The proposal applies only to two-tier offers;

2.	The proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company’s shares;

3.	The supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; and

4.	The proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast “for” shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.	Exemption from State Takeover Laws

AM policy is to vote “for” shareholder proposals to opt out of state takeover laws and to vote “against” Management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching Management. They also unfairly deny certain shares their inherent voting rights.

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E.	Non-Financial Effects of Takeover Bids

Policy is to vote “against” shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to AM’s stated purpose of acting in its client’s best economic interest.

VI.	Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings, and recapitalizations) are performed on a case-by-case basis, including consideration of ISS’s analysis and recommendations where applicable, subject to review by the GPVSC. AM policy is to review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

➣

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

➣	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
➣

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

➣

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

➣

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

➣

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Additional resources including portfolio management and research analysts may be considered as set forth in AM’s policies and procedures.

VII.	Environmental, Social, and Governance Issues

Environmental, social, and governance issues (“ESG”) are becoming increasingly important to corporate success. We incorporate ESG considerations into both our investment decisions and our proxy voting decisions – particularly if the financial performance of the company could be impacted. Companies or states that seriously contravene internationally accepted ethical principles will be subject to heightened scrutiny.

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A.	Principles for Responsible Investment

AM policy is to actively engage with companies on ESG issues and participate in ESG initiatives. In this context, AM: (a) votes “for” increased disclosure on ESG issues; (b) is willing to participate in the development of policy, regulation, and standard setting (such as promoting and protecting shareholder rights); (c) could support shareholder initiatives and also file shareholder resolutions with long term ESG considerations and improved ESG disclosure, when applicable; (d) could support standardized ESG reporting and issues to be integrated within annual financial reports; and (e) on a case-by-case basis, will generally follow Management’s recommended vote on other matters related to ESG issues.

Rationale: ESG issues can affect the performance of investment portfolios (to varying degrees across companies, sectors, regions, asset classes, and through time).

B.	ESG Issues

AM policy is to vote in line with the Coalition for Environmentally Responsible Economies (“CERES”) recommendation on Environmental matters contained in the CERES Principles and the recommendations on social and sustainability issues not specifically addressed elsewhere in these Guidelines. AM will rely on ISS to identify shareholder proposals addressing CERES Principles and proxies will be voted in accordance with ISS’ predetermined voting guidelines on CERES Principles. AM policy is to generally vote for social and environmental shareholder proposals that promote good corporate citizens while enhancing long-term shareholder and stakeholder value. AM policy is to vote for disclosure reports that seek additional information particularly when it appears companies have not adequately addressed shareholders’ social, workforce, and environmental concerns. In determining vote recommendations on shareholder social, workforce, and environmental proposals, AM may defer to ISS’ analysis and recommendation based on consideration of the following factors:

➣	Whether the proposal itself is well framed and reasonable;
➣	Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;
➣	Whether the company’s analysis and voting recommendation to shareholders is persuasive;
➣	The degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
➣	Whether the subject of the proposal is best left to the discretion of the Board;
➣	Whether the issues presented in the proposal are best dealt with through legislation, government regulation, or company-specific action;
➣	The company’s approach compared with its peers or any industry standard practices for addressing the issue(s) raised by the proposal;
➣	Whether the company has already responded in an appropriate or sufficient manner to the issue(s) raised in the proposal;
➣

If the proposal requests increased disclosure or greater transparency, whether or not sufficient information is publically available to shareholders and whether it would be unduly burdensome for the company to compile and avail the requested information to shareholders in a more comprehensive or amalgamated fashion; or

➣	Whether implementation of the proposal would achieve the objectives sought in the proposal.

In general, AM policy supports proposals that request the company to furnish information helpful to shareholders in evaluating the company’s operations, based on ISS’ analysis and recommendation. In order to be able to intelligently monitor their investments shareholders often need information best provided by the company in which they have invested. Requests to report such information will merit support. Requests to establish special committees of the Board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to shareholder relations, the environment, human rights, occupational health and safety, and executive compensation, will generally be supported, particularly when they appear to offer a potentially effective method for enhancing shareholder value. AM policy is to closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. AM policy supports shareholder proposals that improve the company’s public image, and reduce exposure to liabilities.

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Any matter that is to be voted on, consented to or approved by the voting members, may take place in person, telephonically, or via other electronic means. In addition, voting members may act in writing, including without limitation, via e-mail.

Rationale: AM supports the CERES Principles and as such generally votes proxies in line with the CERES recommendation.

C.	Labor and Human Rights

AM policy is to vote “against” adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

D.	Diversity and Equality

1.	AM policy is to vote “against” shareholder proposals to force equal employment opportunity, affirmative action or Board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the Equal Employment Opportunity Commission (“EEOC”) provides sufficient assurance that companies act responsibly and make information public.

2.	AM policy is also to vote “against” proposals to adopt the Mac Bride Principles. The MacBride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the MacBride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

E.	Health and Safety

1.	AM policy is to vote “against” adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula). Disclosing pricing policies may also jeopardize a company’s competitive position in the marketplace.

2.	AM policy is to vote “against” shareholder proposals to control the use or labelling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

F.	Government / Military

1.

AM policy is to vote “against” shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company’s interaction with a particular foreign country or agency.

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Rationale: Generally, Management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2.	AM policy is to vote “against” shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3.	AM policy is to vote “against” shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

G.	Tobacco

1.

AM policy is to vote “against” shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as “against” requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company’s actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally affect a company’s ability to compete. The disclosure of nicotine content information could affect the company’s rights in any pending or future litigation.

2.	Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and Management and not to shareholder mandate.

VIII. Miscellaneous	Items

A.	Ratification of Auditors

AM policy is to vote “for”: (a) the Management recommended selection of auditors; and (b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for Management’s nomination is warranted.

B.	Limitation of Non-Audit Services Provided by Independent Auditor

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company’s independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.	Audit Firm Rotation

AM policy is to vote against proposals seeking audit firm rotation.

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Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would be costly and disruptive.

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D.	Transaction of Other Business

AM policy is to vote “against” transaction of other business proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.	Motions to Adjourn the Meeting

AM Policy is to vote “against” proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for Management to continue spending time and money to press shareholders for support.

F.	Bundled Proposals

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to “take the good with the bad” in cases where the proposals could reasonably have been submitted separately.

G.	Change of Company Name

AM policy is to support Management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.	Proposals Related to the Annual Meeting

AM Policy is to vote “for” Management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.	Reimbursement of Expenses Incurred from Candidate Nomination

AM policy is to follow Management’s recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of Directors to the corporation’s Board of Directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for Directors.

J.	Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940 (“Investment Company Act”).

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Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote “for” staggered Boards of closed-end investment companies, although AM generally votes “against” staggered Boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which an AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds (“ETF”) issuers that have received exemptive orders from the US Securities and Exchange Commission allowing investing Deutsche funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act, AM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

K.	International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada, and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

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DBX ETF Trust

Xtrackers MSCI Italy Hedged Equity ETF

Xtrackers MSCI Southern Europe Hedged Equity ETF

Statement of Additional Information

Dated October 2, 2017

This combined Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”) for the above-referenced funds (each a “Fund” and collectively the “Funds”) of DBX ETF Trust (the “Trust”), as such Prospectus may be revised or supplemented from time to time

The Prospectus for the Funds included in this SAI is dated October 2, 2017. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s distributor, ALPS Distributors, Inc. (the “Distributor”), at 1290 Broadway, Suite 1100, Denver, Colorado 80203, calling 1-855-329-3837 (1-855-DBX-ETFS) or visiting www.Xtrackers.com.

General Description of the Trust and the Funds

The Trust currently consists of 35 operational investment series or portfolios. The Trust was organized as a Delaware statutory trust on October 7, 2010 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of each Fund’s shares (the “Shares”) is registered under the Securities Act of 1933, as amended (the “1933 Act”).

Effective October 2, 2017, the Board of Trustees (the “Board”), approved changes to the names of each Fund currently comprising the Trust. The following are the name changes applicable to the Funds described in this SAI.

Old Fund Name	New Fund Name
Deutsche X-trackers MSCI Italy Hedged Equity ETF	Xtrackers MSCI Italy Hedged Equity ETF
Deutsche X-trackers MSCI Southern Europe Hedged Equity ETF	Xtrackers MSCI Southern Europe Hedged Equity ETF

The investment objective of each Fund is to provide investment results that correspond generally to the performance, before fees and expenses, of a specified benchmark index (each, an “Underlying Index”). Each Fund is managed by DBX Advisors LLC (the “Adviser”).

Each Fund offers and issues Shares at their net asset value (“NAV”) per Share only in aggregations of a specified number of Shares (“Creation Units”), generally in exchange for a basket of securities and other instruments included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Funds are listed and trade on Bats BZX Exchange, Inc. (the “Exchange”). Shares trade in the secondary market at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Units and partially for cash and partially in-kind for securities and other instruments generally included in a Fund’s Underlying Index. A Creation Unit consists of 50,000 Shares thereof.

The Trust reserves the right to offer a “cash” option for creations and redemptions of Shares. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain with the Trust a cash deposit, equal to at least 115%, which the Adviser may change from time to time, of the market value of the omitted Deposit Securities. See the “Creation and Redemption of Creation Units” section of this SAI. Transaction fees for cash creations and redemptions may be higher than the transaction fees associated with in-kind creations and redemptions.

Effective October 27, 2017 (or as soon as possible thereafter), the name of the Xtrackers MSCI Italy Hedged Equity ETF will change to Xtrackers Germany Equity ETF and its ticker symbol will change to GRMY, and the name of the Xtrackers MSCI Southern Europe Hedged Equity ETF will change to Xtrackers Eurozone Equity ETF and its ticker symbol will change to EURZ. At that time, the Xtrackers MSCI Italy Hedged Equity ETF will change its current policy of seeking investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the MSCI Italy 25/50 US Dollar Hedged Index to a policy of seeking investment results that correspond generally to the performance, before the Fund’s fees and expenses of the Solactive GBS Germany Large & Mid Cap USD Index TR (the “Solactive Germany Index”) and the Xtrackers MSCI Southern Europe Hedged Equity ETF will change its current policy of seeking investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the MSCI Southern Europe US Dollar Hedged Index to a policy of seeking investment results that correspond generally to the performance, before the Fund’s fees and expenses of the Solactive GBS Developed Markets European Monetary Union Large & Mid Cap USD Index TR (the “Solactive European Index”).

Additionally, the Funds’ Board of Trustees approved changes to each such Fund’s investment policies, which will also take effect when the Funds begin tracking the Solactive Germany Index and the Solactive European Index, respectively. In attempting to achieve its investment objective, the Xtrackers Germany Equity ETF will seek investment results that correspond generally to the performance, before fees and expenses, of the Solactive Germany Index, which is designed to track the performance of the German equity market. The Fund will use a representative sampling indexing strategy in seeking to track the Solactive Germany Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Solactive Germany Index as a whole. In attempting to achieve its investment objective, the Xtrackers Eurozone Equity ETF will seek investment results that correspond generally to the performance, before fees and expenses, of the Solactive European Index, which is designed to track the performance of equity securities from issuers based in the countries in the Economic and Monetary Union (the “EMU” or “Eurozone”) of the European Union (“EU”). The Solactive European Index is composed of equities from countries in the Eurozone that have adopted the euro as their common currency and sole legal tender. The Fund will use a representative sampling indexing strategy in seeking to track the Solactive European Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Solactive European Index as a whole.

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Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the “Shareholder Information” section of the Funds’ Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

Shares of each Fund are listed for trading and will trade throughout the day on the Exchange. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of any Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of a Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of Fund Shares, there are fewer than 50 beneficial owners of Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index on which a Fund is based is no longer calculated or available; (iii) the “indicative optimized portfolio value” (“IOPV”) of a Fund is no longer calculated or available; or (iv) any other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will also remove Shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell Shares through a broker you will incur a brokerage commission determined by that broker.

In order to provide additional information regarding the indicative value of Shares of a Fund, the Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated IOPV for the Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has a securities component and a cash component. The securities values included in an IOPV are the values of the Deposit Securities for a Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by a Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, a Fund’s IOPV disseminated during the Exchange trading hours should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.

The cash component included in an IOPV consists of estimated accrued interest, dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.

The Trust reserves the right to adjust the Share prices of Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

Investment Strategies and Risks

Each Fund seeks investment results that correspond generally to the performance, before fees and expenses, of its respective Underlying Index.

Each of Xtrackers MSCI Italy Hedged Equity ETF and Xtrackers MSCI Southern Europe Hedged Equity ETF will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers located in the markets specified in the applicable Fund’s name and in instruments designed to hedge the Fund’s exposure to non-U.S. currencies.

In addition, each Fund will invest at least 80% of its total assets (but typically far more) in instruments that comprise its respective Underlying Index.

Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in each Fund’s portfolio may not result in the elimination of the security from a Fund’s portfolio. Xtrackers MSCI Southern Europe Equity ETF engages in representative sampling, which is investing in a sample of securities selected by the Adviser to have a collective investment profile similar to that of the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the Underlying Index. Funds that use representative sampling generally do not hold all of the securities that are in the relevant Underlying Index. Xtrackers MSCI Italy Hedged Equity ETF expects to use a full replication indexing strategy to seek to track its respective Underlying Index.

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Diversification Status. Each Fund is classified as “non-diversified.”1 A non-diversified fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect the fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.

Each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Code may limit the investment flexibility of the Funds and may make it less likely that a Fund will meet its investment objective.

Repurchase Agreements. Each Fund may enter into repurchase agreements. A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by each Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, each Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, collateral for a repurchase agreement may include cash items, obligations issued by the U.S. government or its agencies or instrumentalities, obligations rated in the highest category by at least two nationally recognized statistical rating organizations (“NRSRO”), or, if unrated, determined to be of comparable quality by the Adviser. Collateral, however, is not limited to the foregoing and may include for example obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that a Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, a repurchase obligation with a particular counterparty must satisfy the credit quality standards applicable to the acquisition of an instrument issued by such counterparty in compliance with Rule 2a-7 under the 1940 Act.

Repurchase agreements pose certain risks for a Fund that utilizes them. Such risks are not unique to the Funds but are inherent in repurchase agreements. The Funds seek to minimize such risks but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of each Fund’s assets. The Fund’s exposure to reverse repurchase agreements will be covered by assets having a value equal to or greater than such

1 Currently, under the 1940 Act, a “non-diversified” investment company is a fund that is not “diversified,” and for a fund to be classified as a “diversified” investment company, at least 75% of the value of the fund’s total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and securities of other issuers, which for the purposes of this calculation are limited in respect of any one issuer to an amount (valued at the time of investment) not greater in value than 5% of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. Pursuant to certain SEC staff positions, if a non-diversified fund’s investments are in fact “diversified” under the 1940 Act for a period of three years, the fund may be considered “diversified” and may not be able to convert to a non-diversified fund without the approval of shareholders.

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commitments. Each Fund maintains liquid assets in connection with reverse repurchase agreements. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Currency Transactions. Each Fund may enter into forward currency contracts designed to offset a Fund’s exposure to non-U.S. currencies. In addition, the Funds may enter into forward currency and foreign futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with distributions to Shareholders. Each Fund invests in forward currency contracts to hedge against changes in the value of the U.S. dollar against specified foreign currencies.

A forward currency contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

A non-deliverable forward contract (“NDF”) is a forward contract where there is no physical settlement of two currencies at maturity. NDFs are contracts between parties in which a net settlement amount based on the change in the specified foreign exchange rate is paid by one party to the other. The Fund’s obligations with respect to each NDF is accrued on a daily basis and an amount of cash or liquid securities at least equal to such amount maintained in an account at the Trust’s custodian bank. The risk of loss with respect to NDFs generally is limited to the net amount of payments that a Fund is contractually obligated to make or receive.

A foreign currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Short-Term Instruments and Temporary Investments. Each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons, including to the extent necessary to help a Fund track its Underlying Index, but will not invest in money market instruments or other short-term investments as part of a temporary defensive strategy to protect against potential stock market declines. Money market instruments are generally short-term investments that may include but are not limited to: (i) Shares of money market funds (including those advised by the Adviser) (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s® Investors Service, Inc. or “A-1” by Standard & Poor’s® Rating Service, a division of The McGraw-Hill Companies, Inc. (“S&P®”), or if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Foreign Securities. Each Fund purchases publicly-traded common stocks of foreign issuers. To the extent a Fund invests in stocks of foreign issuers, certain of the Fund’s investments in such stocks may be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and Non-Voting Depositary Receipts (“NVDRs”) (collectively, “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust issuer, which evidence ownership of underlying securities issued by a foreign issuer. For ADRs, the depositary is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other forms of Depositary Receipts, the depositary may be a foreign or U.S. entity, and the underlying securities may be issued by a foreign or a U.S. issuer. Depositary Receipts are not necessarily denominated in the same currency as their underlying securities. Generally, ADRs, issued in registered form, are designed for use in the U.S. securities markets, NVDRs are designed for use in the Thai securities market and GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

The Funds will not invest in any unlisted Depositary Receipt or any Depositary Receipt that the Adviser deems illiquid at the time of purchase or for which pricing information is not readily available. Depositary Receipts may be either sponsored or unsponsored. There may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or

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confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Foreign issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Restricted Securities/Rule 144A Securities. The Funds may invest in securities offered pursuant to Rule 144A under the 1933 Act (“Rule 144A securities”), which are restricted securities. They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable in broad public markets. The Funds may not be able to sell a restricted security promptly or at a reasonable price. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. Restricted securities that are deemed illiquid will count towards a Fund’s 15% limitation on illiquid securities. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Funds may have to bear the expense of registering Rule 144A securities for resale and the risk of substantial delays in effecting the registration.

Securities of Investment Companies. Each Fund may invest in the securities of other investment companies (including money market funds) and real estate investment trusts (“REITs”) to the extent allowed by law. Pursuant to the 1940 Act, a Fund’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company; and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, each Fund may invest its assets in the securities of investment companies that are money market funds, including those advised by the Adviser or otherwise affiliated with the Adviser, in excess of the limits discussed above. Other investment companies in which a Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees that would be in addition to those incurred by the Fund.

Illiquid Securities. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment). Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Futures and Options. Each Fund may enter into futures contracts and options. These futures contracts and options will be used to simulate investment in the respective Underlying Index, facilitate trading or reduce transaction costs. Each Fund will enter into futures contracts and options that are traded on a U.S. or non-U.S. exchange. No Fund will use futures or options for speculative purposes. Each Fund intends to use futures and options in accordance with Rule 4.5 promulgated under the Commodity Exchange Act (“CEA”). The Adviser, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that each Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Each Fund may enter into futures contracts to purchase the value of one or more securities indexes when the Adviser anticipates purchasing the underlying securities and believe prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.

A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage may require each Fund to maintain liquid assets. Generally, each Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to “cash-settle,” each Fund maintains liquid assets in an amount at least equal to each Fund’s daily marked-to-market obligation (i.e., each Fund’s daily net liability, if any), rather than the contracts’ notional value. By maintaining assets equal to its net obligation under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if each Fund set aside assets equal to the futures contracts’ full notional value. Each Fund bases its asset maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.

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Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed upon price per Share, also known as the strike price, less the premium received from writing the put.

Each Fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to each Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate a Fund’s existing position in the contract.

Restrictions on the Use of Futures Contracts and Options on Futures Contracts. Pursuant to a claim for exclusion filed with the National Futures Association (“NFA”) on behalf of each Fund, the Trust is not deemed to be a “commodity pool operator” (“CPO”), under the Commodity Exchange Act (“CEA”), and it is not subject to registration or regulation as such under the CEA. The Investment Adviser is not deemed to be a “commodity trading advisor” with respect to its services as an investment adviser to each Fund. In February 2012, the CFTC adopted certain regulatory changes that may subject the Adviser to register with the CFTC as CPO if a Fund is unable to comply with certain trading and marketing limitations on its investments in futures and certain other instruments. With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, the Trust, on behalf of each Fund must meet one of the following tests under the amended regulations in order to claim an exclusion from the definition of a CPO. First, the aggregate initial margin and premiums required to establish a Fund’s positions in such investments may not exceed five percent of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Adviser is required to register as a CPO with respect to a Fund, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements could increase operational expenses. Other potentially adverse regulatory initiatives could also develop.

Swap Agreements. Over-the-counter (“OTC”) swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with each Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by each Fund. Cleared swap agreements are contracts in which payments are guaranteed by a central clearinghouse.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

Tracking Stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to Shareholders independent of the parent company. The parent company, rather than the business unit or

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division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

Lending of Portfolio Securities. To generate additional income, a Fund may lend a percentage of its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations, in exchange for collateral in the form of cash or US government securities. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a Fund. A Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises or the value of non-cash collateral declines (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by a Fund at any time, and (d) a Fund receives a reasonable return on the loan (consisting of the return achieved on investment of the cash collateral, less the rebate owed to borrowers, plus distributions on the loaned securities and any increase in their market value). A Fund may pay reasonable fees in connection with loaned securities, pursuant to written contracts, including fees paid to a Fund’s custodian and fees paid to a securities lending agent, including a securities lending agent that is an affiliate of the Adviser. Voting rights may pass with the loaned securities, but if an event occurs that the Adviser determines to be a material event affecting an investment on loan, the loan must be called and the securities voted. Cash collateral received by a Fund may be invested in a money market fund managed by the Adviser (or one of its affiliates).

A Fund is subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. To the extent the value or return of a Fund’s investments of the cash collateral declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. If the borrower defaults on its obligation to return securities lent because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities lent or gaining access to collateral. If a Fund is not able to recover securities lent, a Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. However, loans will be made only to borrowers selected by a Fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.

Future Developments. The Board may, in the future, authorize each Fund to invest in securities and investments other than those listed in this SAI and in the Funds’ Prospectus, provided they are consistent with each Fund’s investment objective and do not violate any investment restrictions or policies, and do not present material risks other than those listed in this SAI and/or the Funds’ Prospectus, as those may be amended or supplemented from time to time.

General Considerations and Risks

A discussion of some of the risks associated with an investment in a Fund is contained in the Prospectus.

An investment in a Fund should be made with an understanding that the value of a Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of stocks in general and other factors that affect the market.

Risks of Equity Securities. An investment in a Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares of a Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risks than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from stock issuers inferior to the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

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Although most of the securities in each Underlying Index are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s Shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Risks of Derivatives. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. A Fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying the futures contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of stocks in which they invest.

Utilization of futures and options on futures by a Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by the Adviser as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each Fund to substantial losses. In the event of adverse price movements, each Fund would be required to make daily cash payments of variation margin.

Risks of Swap Agreements. The risk of loss with respect to OTC swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund’s rights as a creditor (e.g., a Fund may not receive the net amount of payments that it contractually is entitled to receive). Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Central clearing is expected to decrease counterparty risk and increase liquidity compared to un-cleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by a fund to support its obligations under a similar un-cleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on un-cleared swaps in the near future, which could reduce the distinction.

Risks of Currency Transactions. Currency exchange transactions involve a significant degree of risk and the markets in which currency exchange transactions are effected are highly volatile, specialized and technical. Significant changes, including changes in

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liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Currency exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If a Fund utilizes foreign currency transactions at an inappropriate time, such transactions may not serve their intended purpose of improving the correlation of a Fund’s return with the performance of its Underlying Index and may lower the Fund’s return. A Fund could experience losses if the value of any currency forwards and futures positions is poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. Such contracts are subject to the risk that the counterparty will default on its obligations. In addition, each Fund will incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Risks of Investing in Non-U.S. Equity Securities. An investment in a Fund involves risks similar to those of investing in a broad-based portfolio of equity securities traded on foreign exchanges. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor’s local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country’s currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in a Fund also involves certain risks and considerations not typically associated with investing in a fund whose portfolio contains exclusively securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets; and the risk of war.

Dividend Risk. There is no guarantee that the issuer of the stocks held by a Fund will declare dividends in the future or that if declared, they will either remain at current levels or increase over time.

Cyber Security Risk. With the increased use of technology and dependence on computer systems to perform necessary business functions, a Fund and its service providers (including the Fund’s adviser, administrator, transfer agent, distributor, custodian, financial intermediaries and, if applicable, a sub-adviser) may be exposed to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, unauthorized access to the service providers’ digital systems through hacking, physically accessing systems or data storage facilities, or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access to service providers’ digital systems, such as causing denial-of-service attacks on the service providers’ systems or web-sites that render them unavailable. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the service providers’ systems.

Cyber-attacks have the potential to interfere with the processing of Authorized Participant (“AP”) transactions and shareholder transactions on the Exchange, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject a Fund or its service providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, litigation costs, and/or additional compliance costs. A Fund and its service providers may also incur substantial costs for cyber security risk management in order to prevent future cyber security incidents. A Fund and its shareholders could be negatively impacted as a result of the costs. Similar types of cyber security risks exist for issuers of securities or other instruments in which a Fund invests. Cyber-attacks could result in material adverse consequences for such issuers, and may cause a Fund’s investments therein to lose value.

Portfolio Turnover

None of the Funds experienced portfolio turnover of over 100% during the fiscal year ended May 31, 2017.

Proxy Voting

Each Fund has delegated proxy voting to the Adviser with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Adviser has adopted its own Proxy Voting Policies and Procedures (Policies), and Proxy Voting Guidelines (Guidelines) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of a Fund, and the interests of the Adviser and its affiliates. The Policies are included in Appendix A.

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You may obtain information about how each Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC’s website at www.sec.gov or by visiting our website at www.Xtrackers.com (click on “proxy voting” at the bottom of the page).

Portfolio Holdings Information

The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Board must approve all material amendments to this policy.

The Funds’ portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchanges via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of each Fund. The Trust, the Adviser and the Administrator will not disseminate non-public information concerning the Trust.

Construction and Maintenance of the Underlying Indexes

Additional Information about the Funds’ Underlying Indexes’ construction is set forth below.

MSCI Indexes

The MSCI Indexes are calculated and maintained by MSCI Inc. (“Index Provider” or “MSCI”). MSCI’s Global Investable Market Indexes (the “MSCI GIMI”) provide exhaustive coverage and non-overlapping market segmentation by market capitalization size and by style. The MSCI GIMI intends to target approximately 99% coverage of the free float-adjusted market capitalization in each market of large-, mid- and small-cap securities.

•	MSCI Global Standard Indexes cover all investable large- and mid-cap securities by including approximately 85% of each market’s free float-adjusted market capitalization.

•

MSCI Global Small Cap Indexes provide coverage to all companies with a market capitalization below that of the companies in the MSCI Global Standard Indexes by including above and beyond the coverage of the MSCI Global Standard Indexes.

Under MSCI’s Global Investable Market Index methodology, the small-cap universe consists of securities of those companies not included in the large-cap or mid-cap segments of a particular market, which together comprise approximately 85% of each market’s free float-adjusted market capitalization. The small cap segment covers the 85%-99% range of each market’s free float-adjusted market capitalization.

Defining the Equity Universe. MSCI begins with securities listed in countries in the MSCI Global Index Series. Of these countries, 23 are classified as developed markets and 23 as emerging markets. All listed equity securities and listed securities that exhibit characteristics of equity securities, except mutual funds, exchange-traded funds, equity derivatives, limited partnerships and most investment trusts, are eligible for inclusion in the equity universe. REITs in some countries and certain income trusts in Canada are also eligible for inclusion. Each company and its securities (i.e., Share classes) are classified in only one country, which allows for a distinctive sorting of each company by its respective country.

MSCI Hedged Indexes

The MSCI Hedged Indexes are currency hedged versions of the MSCI Equity Indexes. The MSCI Hedged Indexes are maintained with an objective of reflecting the evolution of the underlying currency exposures in the MSCI Equity Indexes on a timely basis. In particular, index maintenance involves:

Resetting the weights of the currencies to be sold in the index; and

Rolling the forward contracts over to the next month.

The MSCI Hedged Indexes are rebalanced monthly on the last trading day of the month, when the index will take into account the effect of rolling into new 1-month forward contracts based on the newly determined weights of currency to be sold for the next month’s index calculation. The currency weights are determined as of the close of two business days before the first calendar day of

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following month and remain constant intra month. This means that no changes in the weights are made during the month to account for changes in the indexes due to price movement of securities, corporate events, additions, deletions or any other changes. The daily calculation of MSCI Hedged Indexes marks to market the one-month forward contracts on a daily basis by using an equal and offsetting forward position.

MSCI 25/50 Indexes

Each of the MSCI 25/50 Indexes is a sub-index of an MSCI Hedged Index. Each Index is a free float-adjusted market capitalization-weighted index with a capping methodology applied to issuer weights so that no single issuer of a component exceeds 25% of the Underlying Index weight, and all issuers with weight above 5% do not exceed 50% of the Underlying Index weight. The MSCI 25/50 Indexes take into account the investment limits required of RICs, pursuant to Subchapter M of the Code. One requirement of a RIC is that at the end of each quarter of its tax year no more than 25% of the value of the RIC’s assets may be invested in a single issuer and the sum of the weights of all issuers representing more than 5% of the fund should not exceed 50% of the fund’s total assets. The MSCI 25/50 Index methodology aims to minimize index turnover, tracking error and extreme deviation from the parent index. The indexes are rebalanced quarterly. Changes resulting from each rebalancing are made as of the close of the last business day of February, May, August and November, coinciding with the quarterly index reviews of their parent indexes.

MSCI Italy 25/50 US Dollar Hedged Index

Number of Components: approximately 24

Index Description. The MSCI Italy 25/50 US Dollar Hedged Index (the “Underlying Index”) is designed to provide exposure to equity securities of issuers located in Italy, while mitigating exposure to fluctuations between the value of the U.S. dollar and the euro. The Underlying Index is a free float-adjusted market capitalization-weighted index with a capping methodology applied to issuer weights so that no single issuer of a component exceeds 25% of the Underlying Index weight, and all issuers with weight above 5% do not exceed 50% of the Underlying Index weight.

MSCI Southern Europe US Dollar Hedged Index

Number of Components: approximately 51

Index Description. The MSCI Southern Europe US Dollar Hedged Index (the “Underlying Index”) is designed to provide exposure to equity securities of issuers located in Southern European countries (specifically, Italy, Portugal and Spain), while mitigating exposure to fluctuations between the value of the U.S. dollar and the euro.

Investment Limitations

The Board has adopted as non-fundamental policies the investment objectives of the Funds discussed in this SAI. Therefore, each of the Funds may change its investment objective and its Underlying Index without a Shareholder vote.

Fundamental Policies

The Board has adopted as fundamental policies for each Fund, the investment restrictions numbered 1 through 6 below. The restrictions for each Fund cannot be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; and (b) more than 50% of outstanding voting securities.

Each Fund will not:

1. Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a Fund will concentrate to the extent that its underlying index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political sub-divisions are not considered to be issued by members of any industry;

2. Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques; to the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law;

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3. Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;

4. Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other investments (but this restriction shall not prevent each Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with each Fund’s investment objectives and policies); or

6. Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act, the disposing of portfolio securities.

For purposes of the concentration policy in investment limitation (1), municipal securities with payments of principal or interest backed by the revenue of a specific project are considered to be issued by a member of the industry which includes such specific project.

Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits a fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, and firm commitment agreements, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.

Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Non-Fundamental Policies

In addition to the investment limitations adopted as fundamental as set forth above, each Fund observes the following restrictions, which may be changed by the Board without a Shareholder vote. A Fund will not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in-kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short;

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin;

3. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act;

4. Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities); and

5. Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid securities.

If any percentage restriction described above is complied with at the time of investment, a later increase or decrease in percentage resulting from any change in value or total or net assets will not constitute in a violation of such restriction, except that fundamental limitation (2) will be observed continuously in accordance with applicable law.

Xtrackers MSCI Italy Hedged Equity ETF and Xtrackers MSCI Southern Europe Hedged Equity ETF have each adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers located in the markets specified in the applicable Fund’s name and in instruments designed to hedge the Fund’s exposure to non-U.S. currencies.

Each Fund may also invest in depositary receipts to seek performance that corresponds to its respective Underlying Index. Each Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. In

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addition, each Fund will invest at least 80% of its total assets (but typically far more) in instruments that comprise its respective Underlying Index.

Management

Trustees and Officers. The Board has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by the Adviser and other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified. Each officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (the “Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of the date of this SAI, the Fund Complex consists of the Trust’s 35 operational funds, as well as the mutual funds advised by affiliates of the Adviser.

Independent Trustees

Name, Year of Birth and Address	Position(s) Held with Fund	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Stephen R. Byers (1953) 345 Park Avenue New York, New York 10154	Trustee, Chairman of the Board and Member of the Audit and Nominating Committees; formerly, Lead Independent Trustee	Trustee since 2011 (Chairman of the Board since 2016; formerly, Lead Independent Trustee, 2015-2016)	Independent Director (2011-present); Independent Consultant (2014-present); formerly, Director of Investment Management, the Dreyfus Corporation (2000-2006) and Vice Chairman and Chief Investment Officer (2002-2006).	35	The Arbitrage Funds; Sierra Income Corporation; Mutual Fund Directors Forum.

George O. Elston (1964) 345 Park Avenue New York, New York 10154	Trustee, Chairman of the Audit Committee and Member of the Nominating Committee	Trustee since 2011 (Chairman of the Audit Committee since 2015)	Chief Executive Officer, 2X Oncology, Inc. (2017-present); Senior Vice President and Chief Financial Officer, Juniper Pharmaceuticals, Inc. (2014-2016); Senior Vice President and Chief Financial Officer, KBI BioPharma Inc. (2013-2014); Managing Partner, Chatham Street Partners (2010-2013).	35	.

J. David Officer (1948) 345 Park Avenue New York, New York 10154	Trustee, Chairman of the Nominating Committee and Member of the Audit Committee	Trustee since 2011 (Chairman of the Nominating Committee since 2015)	Independent Director (2010-present); formerly, Vice Chairman, the Dreyfus Corporation (2006-2009); President, The Dreyfus Family of Funds, Inc. (2006-2009).	35	Ilex Partners (Asia), LLC; Old Westbury Funds.

Interested Trustee

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Name, Year of Birth and Address	Position(s) Held with Fund	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Michael Gilligan (1966) 345 Park Avenue New York, New York 10154	Trustee Treasurer, Chief Financial Officer and Controller	Trustee since 2016; Treasurer, Chief Financial Officer and Controller since 2010	Director in the Finance Division at Deutsche Bank AG (2008-present); Manager, Treasurer and Chief Financial Officer of the Adviser (2010-present); Chief Financial Officer of Global Passive Asset Management Platform (2012-present).	35	The Adviser, DBX Strategic Advisors LLC and DB Commodity Services LLC

Officers

Name, Year of Birth and Address	Position(s) Held with Fund	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Freddi Klassen (1975) 345 Park Avenue New York, New York 10154	President and Chief Executive Officer	Since 2016	Director in the Deutsche Asset Management Division at Deutsche Bank AG and Chief Operating Officer in the Americas for the Passive Asset Management Department (2014-present) and Trading and Product Development teams (2016-present); Manager and Chief Operating Officer of the Adviser (2016-present); Global Chief Operating Officer for Equities Technology in the Investment Bank Division at Deutsche Bank AG (2013-2014); Chief Operating Officer for Exchange Traded Funds and Systematic Funds in Europe (2008-2013).

Fiona Bassett (1974) 345 Park Avenue New York, New York 10154	Chief Operating Officer	Since 2014	Managing Director in the Deutsche Asset Management Passive Asset Management Group at Deutsche Bank AG and Head of Passive Americas Asset Management Platform (2014-present); Manager and Chief Executive Officer and Chief Investment Officer of the Adviser (2014-present); Managing Director, COO Global Key Projects and Integration at Deutsche Asset Management (2012-2014); Managing Director at Deutsche Bank AG (2004-2012).

Frank Gecsedi (1967) 60 Wall Street New York, New York 10005	Chief Compliance Officer	Since 2010	Director in the Deutsche Asset Management Compliance Department (2016-present), Vice President in the Deutsche Asset Management Compliance Department at Deutsche Bank AG (2013-2016) and Chief Compliance Officer of the Adviser (2010-present); Vice President in Deutsche Bank’s Global Markets Legal, Risk and Capital Division (2010-2012).

Bryan Richards (1978) 345 Park Avenue New York New York 10154	Vice President	Since 2016	Director in the Deutsche Asset Management Division at Deutsche Bank A.G. and has served as a Portfolio Manager in the Passive Asset Management business since 2011. Also at Deutsche Bank, Mr. Richards served as the primary portfolio manager for the PowerShares DB Commodity ETFs until their sale in 2015.

Leslie Lowenbraun (1953) 60 Wall Street New York, New York 10005	Secretary	Since 2016	Vice President in U.S. Retail Passive Legal of Deutsche Asset Management at Deutsche Bank AG (2014-present) and Chief Legal Officer of the Adviser (2017-present); Counsel at Skadden, Arps, Slate, Meagher & Flom LLP (2005-2014).

Board Leadership, Structure and Oversight Responsibilities.

Board Structure. As noted above, the Board is responsible for oversight of the Funds, including oversight of the duties performed by the Adviser for the Funds under the investment advisory agreement (the “Investment Advisory Agreement”). The Board generally meets in regularly scheduled meetings four times a year and may meet more often as required.

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Mr. Byers serves as Chairman of the Board. The Board is comprised of a super-majority (75 percent) of Independent Trustees. The Independent Trustees are advised by independent legal counsel and are represented by such independent legal counsel at Board and committee meetings. The chairmen of the Audit Committee and Nominating Committee (each of which consists solely of Independent Trustees) serve as liaisons between the Adviser and other service providers and the other Independent Trustees. Each such chairman is an Independent Trustee.

The Board regularly reviews its Committee structure and membership and believes that its current structure is appropriate based on the fact that the Independent Trustees constitute a super-majority of the Board, the role of the Committee chairmen (who are Independent Trustees), the assets and number of Funds overseen by the Trustees, as well as the nature of each Fund’s business as an ETF, which is managed to track the performance of a specified index.

Risk Oversight. The Funds are subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its Committees, as part of its oversight responsibilities, oversees the services provided by the Adviser and the Trust’s other service providers in connection with the management and operations of the Funds, as well as their associated risks. Under the oversight of the Board, the Trust, the Adviser and other service providers have adopted policies, procedures and controls to address these risks. The Board, directly and through its Committees, receives and reviews information from the Adviser, other service providers, the Trust’s independent registered public accounting firm and Trust counsel to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding the Funds’ investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, the Funds’ investment objectives, policies and restrictions, and reviews any areas of non-compliance with the Funds’ investment policies and restrictions. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to the policies and procedures and quarterly reports on any material compliance issues that arose during the period.

Experience, Qualifications and Attributes. The Board has concluded, based on each Trustee’s experience, qualifications and attributes, that each Board member should serve as a Trustee. Following is a brief summary of the information that led to this conclusion.

Mr. Stephen Byers. Mr. Byers gained extensive experience with a variety of financial, accounting, management, regulatory and operational issues facing funds through his more than 30 years of experience on the boards and/or in senior management of such companies as The Arbitrage Funds, Sierra Income Corporation, Mutual Fund Directors Forum, College of William and Mary, Graduate School of Business, Lighthouse Growth Advisors LLC, Founders Asset Management, LLC, The Dreyfus Corporation, Gruntal & Co., LLC, Painewebber, Citibank/Citicorp and American Airlines. Mr. Byers possesses a strong understanding of the regulatory framework under which registered investment companies must operate and can provide management input and investment guidance to the Board.

Mr. George Elston. Through his prior positions on the boards and in senior management of such companies as Juniper Pharmaceuticals, Inc., KBI BioPharma, Inc., Celldex Therapeutics, Inc., Optherion, Inc. and Elusys Therapeutics, Mr. Elston has experience with a variety of financial, management, regulatory and operational issues as well as experience with marketing and distribution. Mr. Elston also has experience as a managing partner of Chatham Partners LLC, as the Senior Vice President and Chief Financial Officer at Juniper Pharmaceuticals, Inc. and as the Chief Executive Officer at 2X Oncology, Inc.

Mr. David Officer. Mr. Officer has over 30 years of experience in the financial services industry and related fields, including his positions on the boards and/or in senior management of such companies as Ilex Partners (Asia), LLC, Old Westbury Funds, MAN Long/Short Fund, GLG Investment Series Trust, The Bank of New York Mellon, The Dreyfus Corporation, Laurel Capital Advisors and Bank of New England. In addition to his experience with financial, investment and regulatory matters, Mr. Officer has extensive accounting knowledge through his education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor at his previous positions.

Mr. Michael Gilligan. In addition to his tenure as Director in the Finance Division at Deutsche Bank AG, Mr. Gilligan serves as the Manager, Treasurer and Chief Financial Officer of the Adviser and as the Chief Financial Officer of the Global Passive Asset Management Platform. Therefore, Mr. Gilligan has extensive knowledge of the financial and regulatory framework under which investment companies operate, including with respect to exchange-traded funds.

Committees of the Board of Trustees. The Board has two standing committees, the Audit Committee and the Nominating Committee, and has delegated certain responsibilities to those Committees.

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Messrs. Byers, Elston and Officer currently serve as members of the Audit Committee. Mr. Elston currently serves as the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve the selection, retention, termination and compensation of the Trust’s independent registered public accounting firm; (ii) review the scope of the independent registered public accounting firm’s audit activity; (iii) review the audited financial statements; and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust’s internal controls. The Audit Committee met four times during the fiscal year ended May 31, 2017.

Messrs. Byers, Elston and Officer currently serve as members of the Nominating Committee. Mr. Officer currently serves as the Chairman of the Nominating Committee. The Nominating Committee has the responsibility, among other things, to identify and recommend individuals for Board membership, and evaluate candidates for Board membership. The Board will consider recommendations for trustees from Shareholders. Nominations from Shareholders should be in writing and sent to the Board, to the attention of the Chairman of the Nominating Committee, as described below under the caption “Shareholder Communications to the Board.” During the fiscal year ended May 31, 2017, the Nominating Committee did not meet.

Shareholder Communications to the Board. Shareholders may send communications to the Trust’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

The table below sets forth the compensation paid to each Trustee during calendar year 2016:

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund and Fund Complex
Stephen R. Byers*(1)	$ 135,750	Not Applicable	Not Applicable	$ 135,750
George O. Elston*(2)	$ 131,500	Not Applicable	Not Applicable	$ 131,500
J. David Officer*	$ 123,000	Not Applicable	Not Applicable	$ 123,000
Michael Gilligan	None	Not Applicable	Not Applicable	None

1 Includes compensation as Independent Chairman of the Board.

2 Includes compensation as Chairman of the Audit Committee.

* Includes compensation as a member of the Audit Committee.

Trustee Ownership of Fund Shares. The following table shows the dollar range of Fund shares beneficially owned by each Trustee as of December 31, 2016.

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES FOR EACH FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
Stephen R. Byers	None	$50,001 – $100,000
George O. Elston	None	None
J. David Officer	None	None
Michael Gilligan	None	None

As of December 31, 2016, as to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities of the Adviser or the Distributor, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

Control Persons and Principal Holders of Securities.

As of August 31, 2017, the officers and Trustees as a group owned beneficially less than 1% of the shares of the Funds.

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Although the Funds do not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants, as of August 31, 2017, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund is set forth in the table below:

Xtrackers MSCI Italy Hedged Equity ETF

Name and Address	Percentage Ownership
LPL Financial Corporation 9785 Towne Centre Drive San Diego, CA 92121-1968	21.14%

Optionsxpress, Inc. 311 W. Monroe Street Chicago, IL 60606	17.00%

J.P. Morgan Clearing Corp. Corporate Actions Dept. 14201 Dallas Parkway, 12th Fl. Dallas, TX 75254	14.46%

Citadel Securities LLC 131 South Dearborn Street, 35th Fl. Chicago, IL 60603	10.00%

Merrill Lynch, Pierce, Fenner & Smith Inc./8862 MLPF&S TS SUB 4804 Deerlake Dr. E. Jacksonville, FL 32246	12.28%

Pershing LLC One Pershing Plaza Jersey City, NJ 07399	13.02%

RBC Capital Markets, LLC 60 S 6th St - P09 Minneapolis, MN 55402-4400	8.70%

First Clearing LLC 2801 Market Street St. Louis, MO 63103	6.16%

Xtrackers MSCI Southern Europe Hedged Equity ETF

Name and Address	Percentage Ownership
J.P. Morgan Clearing Corp. Corporate Actions Dept. 14201 Dallas Parkway, 12th Fl. Dallas, TX 75254	76.34%

Charles Schwab & Co., Inc. 2423E Lincoln Drive Phoenix, AZ 85016-1215	11.00%

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Morgan Stanley Smith Barney 1300 Thames Street Baltimore, MD 2123	5.80%

Investment Advisory, Administrative and Distribution Services

Investment Adviser. DBX Advisors LLC serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement between the Trust and the Adviser. The Adviser is a Delaware limited liability company and was registered as an investment adviser under the Investment Advisers Act of 1940, as amended, in August 2010. DBX Advisors LLC was formed in June 2010 and is an indirect, wholly-owned subsidiary of Deutsche Bank AG.

Under the Investment Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages and administers the Trust. The Adviser manages the investment and reinvestment of each applicable Fund’s assets.

For its investment advisory services to the Funds, the Adviser is entitled to receive a unitary management fee from each Fund based on the Fund’s average daily net assets at an annual rate of:

Fund	Fee

Xtrackers MSCI Italy Hedged Equity ETF	0.45%

Xtrackers MSCI Southern Europe Hedged Equity ETF	0.45%

Under the Investment Advisory Agreement, the Adviser is responsible for substantially all expenses of the Funds (including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Trustees in respect of the Independent Trustees’ service to the Fund (“Independent Trustee Fees”), legal, audit and other services) except for the fee payments under the Investment Advisory Agreement, interest expense, taxes, brokerage expenses, future distribution fees or expenses, litigation expenses and other extraordinary expenses.

Since each Fund’s inception, the management fees paid by the Fund were as follows:

2016 Fiscal Year
Fund	Fee paid
DBIT	$7,486
DBSE	$7,505

2017 Fiscal Year
Fund	Fee paid
DBIT	$8,787
DBSE	$9,203

Since each Fund’s inception, the management fees paid by the Adviser to the Fund’s prior sub-adviser, TDAM, were as follows:

2016 Fiscal Year
Fund	Fee paid
DBIT	$615
DBSE	$617

	2017 Fiscal Year
Fund	Fee paid	Sub-adviser termination date (end of day)
DBIT	$262	October 18, 2016
DBSE	$276	October 18, 2016

The Investment Advisory Agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board; or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940

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Act) of the applicable Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the applicable Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the applicable Fund’s outstanding voting securities (as defined in the 1940 Act). The Investment Advisory Agreement is also terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Manager of Managers Structure. The Adviser and the Trust may rely on an exemptive order (the “Order”) from the SEC that permits the Adviser to enter into investment sub-advisory agreements with sub-advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board, selects sub-advisers for the Fund and supervises, monitors and evaluates the performance of the sub-adviser.

The Order also permits the Adviser, subject to the approval of the Board, to replace sub-advisers and amend investment sub-advisory agreements, including fees, without shareholder approval whenever the Adviser and the Board believe such action will benefit the Fund and its shareholders. The Adviser thus has the ultimate responsibility (subject to the ultimate oversight of the Board) to recommend the hiring and replacement of sub-advisers as well as the discretion to terminate any sub-adviser and reallocate the Fund’s assets for management among any other sub-adviser(s) and itself. This means that the Adviser is able to reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. Pursuant to the Order, the Adviser is not required to disclose its contractual fee arrangements with any sub-adviser. The Adviser compensates each sub-adviser out of its management fee.

Potential Conflicts of Interest. The Adviser is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Adviser is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Adviser may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Adviser is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Adviser’s advisory clients, including the Fund. The Adviser has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund’s Board.

Portfolio Managers. Set forth below is additional information regarding the individuals identified in the Prospectus as primarily responsible for the day-to-day management of the Funds (“Portfolio Managers”).

Mr. Richards is a Director with Deutsche Asset Management and has served as a Portfolio Manager in the Passive Asset Management business since 2011. Prior to his current role, Mr. Richards served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund, and at XShares Advisors, on behalf of an ETF issuer based in New York. At Deutsche Bank, Mr. Richards served as the primary portfolio manager for the PowerShares DB Commodity ETFs until their sale in 2015. He is currently responsible for the DBXA-managed ETFs as well as oversight of DBXA-sub-advised funds. Mr. Richards earned a BS in Finance from Boston College and is a CFA Charterholder.

Mr. Dwyer is a Director with Deutsche Asset Management and has served as a Portfolio Manager in the Passive Asset Management business since 2016. Prior to his current role, Mr. Dwyer was the head of Northern Trust’s International Equity Index ETF and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Mr. Dwyer has a broad range of experience managing developed, emerging, and frontier index mandates, and currency and future overlay portfolios. Prior to joining Northern Trust in 2003, Mr. Dwyer participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups. Mr. Dwyer received a BS in Finance from Rutgers University in 2001.

Mr. Sohrabi is a Vice President with Deutsche Asset Management and has served as a Portfolio Manager and quantitative multi-asset strategist in the Passive Asset Management business since 2015. Prior to joining Deutsche Bank, Mr. Sohrabi served as a derivatives trader for several institutional asset managers and commodity trading advisors where he developed and managed systematic risk and

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trading strategies in equities, options, fx and futures. Mr. Sohrabi earned a BA in neurobiology from the University of California, Berkley, and a Masters of Financial Engineering from the Anderson School of Management at the University of California, Los Angeles and is a CFA charterholder.

Mr. Bassous is a Vice President with Deutsche Asset Management and has served as a Portfolio Manager in the Passive Asset Management business since 2017. Prior to joining Deutsche Bank, Mr. Bassous served as Portfolio Manager at Northern Trust Asset Management where he managed equity portfolios across a variety of global benchmarks. While at Northern Trust, he spent several years in Chicago, London and Hong Kong where he managed portfolios on behalf of institutional clients in North America, Europe, the Middle East and Asia. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management. Mr. Bassous received a BS in Finance from Yeshiva University in 2004.

Ms. Cipolletti is an Analyst with Deutsche Asset Management. She joined Deutsche Bank through Deutsche Bank’s graduate program and has served as a Junior Portfolio Manager in the Passive Asset Management business since 2015. Prior to joining Deutsche Bank, she served internships at Deutsche Asset Management, Deutsche Wealth Management, Private Banking and National Financial Partners. Ms. Cipolletti earned a BA in sustainable development with a focus in economics from Columbia University.

Certain Portfolio Manager Information

The tables below show the number of accounts managed by each Portfolio Manager and the total assets in the accounts, as of May 31, 2017, except as otherwise noted, in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

For each portfolio manager listed below, the total number of accounts managed is a reflection of all accounts they oversee or manage.

The following table provides information relating to accounts managed by Mr. Richards:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	34	0	1
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$14,058	$0	$85
Assets Managed with Performance-Based Fees	$0	$0	$0

The following table provides information relating to accounts managed by Mr. Dwyer:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	27	0	1
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$13,777	$0	$85
Assets Managed with Performance-Based Fees	$0	$0	$0

The following table provides information relating to accounts managed by Mr. Sohrabi:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	27	0	1
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$13,777	$0	$85
Assets Managed with Performance-Based Fees	$0	$0	$0

The following table provides information relating to accounts managed by Mr. Bassous as of October 2, 2017:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	27	0	1
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$13,777	$0	$85
Assets Managed with Performance-Based Fees	$0	$0	$0

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The following table provides information relating to accounts managed by Ms. Cipolletti:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	27	0	1
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$13,777	$0	$85
Assets Managed with Performance-Based Fees	$0	$0	$0

Portfolio Manager Ownership of Fund Shares

The following table lists the dollar range (None, $1,-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $501,000-$1,000,000, over $1 million) of Fund shares beneficially owned by the primary portfolio manager(s) as of May 31, 2017, except as otherwise noted.

Primary Portfolio Managers	Fund	Dollar Range of Fund Shares Beneficially Owned
Bryan Richards	—	None
Patrick Dwyer	—	None
Navid Sohrabi	—	None
Shlomo Bassous*	—	None
Charlotte Cipolletti	—	None

*	Information for this Portfolio Manager is as of October 2, 2017.

Portfolio Manager Compensation

The Adviser and its affiliates are part of the Deutsche Bank Group of companies. As employees of a company in the Deutsche Bank Group, portfolio managers are paid on a total compensation basis, which includes fixed pay (base salary) and variable compensation (“VC”), as follows:

•	Fixed pay is the key and primary element of compensation and reflects the value of the individual’s role and function within the organization. It rewards factors that an employee brings to the organization such as skills and experience, while reflecting regional and divisional (i.e., Deutsche Asset Management) specifics. Fixed pay levels play a significant role in ensuring competitiveness of the Adviser and its affiliates in the labor market, thus benchmarking provides a valuable input when determining fixed pay levels.

•	VC is a discretionary compensation element that enables the Adviser and its affiliates to provide additional reward to employees for their performance and behaviors, while reflecting Deutsche Bank Group affordability and the financial situation of Deutsche Bank AG (the “Bank”) and Deutsche Asset Management, the Bank’s asset management division. VC aims to:

o	Recognize that every employee contributes to the Bank’s success through the Deutsche Bank Group component of VC (Group Component);

o	Reflect individual performance through discretionary individual VC (Individual Component); and

o	Reward outstanding contributions at the junior levels through the discretionary recognition award.

Employee seniority as well as divisional and regional specifics determine which VC elements are applicable for a given employee and the conditions under which they apply. Both group and individual components may be awarded in shares or share-based instruments and under deferral arrangements.

To evaluate its investment professionals in light of and consistent with the compensation principles set forth above, the Adviser and its affiliates review investment performance for all accounts managed in relation to a Fund’s Underlying Index. When determining total compensation, the Adviser and its affiliates consider a number of quantitative, qualitative and other factors:

•	Quantitative measures (e.g., tracking error, tracking difference and tax efficiency) are utilized to measure performance.

•	Qualitative measures (e.g., adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.

•	Other factors (e.g., non-investment related performance, teamwork, adherence to compliance rules, risk management and “living the values” of the Adviser and its affiliates) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

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Potential Conflicts of Interest

Because the Portfolio Managers manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. The Portfolio Managers may manage other portfolios, such as separately-managed accounts, that have a similar investment style as the Funds. However, the portfolios managed by a Portfolio Manager may not have portfolio compositions identical to those of the Funds managed by the Portfolio Manager due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others. The Portfolio Managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A Portfolio Manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a Portfolio Manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. However, the compensation structure for Portfolio Managers does not generally provide incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others. There are many other factors considered in determining the Portfolio Manager’s bonus and there is no formula that is applied to weight the factors listed (see “Certain Portfolio Manager Information” and “Portfolio Manager Compensation”). Portfolios’ rebalancing dates also generally vary between fund families. Program trades created from the portfolio rebalance are executed at market on close. For additional information regarding potential conflicts of interest faced by the Adviser, see “Investment Advisory, Administrative and Distribution Services — Potential Conflicts of Interest”.

Codes of Ethics. The Trust, the Adviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Fund. The Codes of Ethics are on public file with, and are available from, the SEC.

Anti-Money Laundering Requirements. The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from APs to enable it to form a reasonable belief that it knows the true identity of its APs. This information will be used to verify the identity of APs or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

Administrator, Custodian and Transfer Agent. The Bank of New York Mellon (“BNYM”) serves as administrator, custodian and transfer agent for the Funds. BNYM’s principal address is 101 Barclay Street, New York, New York 10286. Pursuant to a Fund Administration and Accounting Agreement and a Corporate Services Agreement with the Trust, BNYM provides necessary administrative, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each Fund (the “Administrator”). In addition, BNYM makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to a Custody Agreement with the Trust, BNYM maintains in separate accounts cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records and provides other services (the “Custodian”). BNYM is required, upon the order of the Trust, to deliver securities held by BNYM and to make payments for securities purchased by the Trust for each Fund. Also, pursuant to the Custody Agreement, BNYM is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, BNYM acts as a transfer agent (the “Transfer Agent”) for each Fund’s authorized and issued Shares of beneficial interest and as the dividend disbursing agent of the Trust. As compensation for these services, BNYM receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly the Adviser from its management fee.

Distributor. The Distributor’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Shares of each Fund. The Distribution Agreement continues for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Units, as described in the Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, the SAI to APs purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”).

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The Distribution Agreement for each Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the other party following (i) the vote of a majority of the Independent Trustees; or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund Shares. Such Soliciting Dealers must also be APs (as defined below).

The Adviser may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of Shares. The Adviser currently pays the Distributor, from the Adviser’s own resources for such purposes.

The Adviser and/or its subsidiaries or affiliates (“Xtrackers Entities”) may pay certain broker-dealers and other financial intermediaries or solicitors (“Intermediaries”) for certain marketing or referral activities related to the Fund or other funds advised by the Adviser or its affiliates (“Xtrackers Funds”) (with such payments being “Payments”). Any Payments made by Xtrackers Entities will be made from their own assets and not from the assets of a Fund. Although a portion of Xtrackers Entities’ revenue comes directly or indirectly in part from fees paid by the Funds and other Xtrackers Funds, Payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, shares of a Fund or other Xtrackers Funds. Xtrackers Entities may make Payments for Intermediaries’ participating in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Funds or for other activities, such as participation in marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems (“Education Costs”) or the referral or introduction of investors to Xtrackers Entities. Xtrackers Entities may also make Payments to Intermediaries for certain printing, publishing and mailing costs associated with a Fund or materials relating to other Xtrackers Funds or exchange-traded funds in general (“Publishing Costs”). In addition, Xtrackers Entities may make Payments to Intermediaries that make shares of the Funds and certain other Xtrackers Funds available to their clients or for otherwise promoting the Funds and other Xtrackers Funds. Payments of this type are sometimes referred to as revenue-sharing payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options or investment adviser it will recommend or make available to its clients or contacts or what services to provide for various products based on Payments it receives or is eligible to receive, Payments create conflicts of interest between the Intermediary and its clients or contacts and these financial incentives may cause the Intermediary to recommend the Funds and other Xtrackers Funds or their investment adviser over other investments or to refer a contact to the Xtrackers Entities. The same conflict of interest exists with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm. Ask your salesperson or visit your Intermediary’s website for more information.

Certain Xtrackers Entities have arrangements to make Payments to E*Trade Financial Corporation (“E*Trade”). Pursuant to the Xtrackers Entities’ arrangement with E*Trade, E*Trade has agreed to promote certain of the Funds to E*Trade’s customers and not to charge certain of its customers any commissions when those customers purchase or sell shares of certain Funds online (the “Co-Branded Marketing Program”). Xtrackers Entities have agreed to facilitate the Co-Branded Marketing Program by making Payments to E*Trade during the term of the agreement based on a certain percentage of the assets of the Funds held in the accounts of E*Trade’s customers.

Certain Xtrackers Entities have established a revenue sharing arrangement with Charles Schwab & Co., Inc. (“Schwab”). Under this arrangement, Schwab has agreed not to charge its customers any trading commissions when those customers purchase or sell shares of the Funds online. In addition, Schwab will promote the availability of commission-free ETF trading to its customers.

Xtrackers Entities may determine to make Payments based on any number of metrics. For example, Xtrackers Entities may make Payments at year end or other intervals in a fixed amount, based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more Xtrackers Funds in a year or other period, any of which arrangements may include an agreed upon minimum or maximum payment, or any combination of the foregoing. Any payments made by the Xtrackers Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of the Funds or other Xtrackers Funds.

Brokerage Transactions

The Adviser assumes general supervision over placing orders on behalf of each Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, the Adviser’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall

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reasonableness of brokerage commissions paid is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund’s Shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

To the extent applicable and consistent with Section 28(e) of the 1934 Act, as amended, and interpretations thereunder, the Adviser may cause a Fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services and products if the Adviser determines in good faith that the commission is reasonable in relation to the services and products utilized. In addition to agency transactions, the Adviser may receive brokerage or research services and products in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services and products may include but are not limited to: economic, industry, or company research reports or investment recommendations; subscriptions to certain financial publications; market data such as stock quotes, last sale prices, trading volumes and similar data; databases and software, including, but not limited to, quantitative analytical software; and products and services that assist in effecting transactions and functions incidental thereto, including services of third-party computer systems directly related to brokerage activities and routing settlement instructions. The Adviser may use brokerage or research services and products furnished by brokers, dealers or service providers in servicing all client accounts, and not all services and products may necessarily be used in connection with the account that paid the commissions or spreads to the broker or dealer.

The Funds’ purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that the Adviser manages or advises and for which they have brokerage placement authority. If purchases or sales of portfolio securities of the Funds and one or more other accounts managed or advised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. The Adviser may deal, trade and invest for its own account in the types of securities in which the Funds may invest. The Adviser may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with the Adviser, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

Portfolio turnover may vary from year to year as well as within a year. High turnover rates may result in comparatively greater brokerage expenses and higher taxes (if you are investing in a taxable account). The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by the other institutional investors for comparable services.

Brokerage commissions for the last two fiscal years are shown in the tables below:

Fund	2016 Fiscal Year
Xtrackers MSCI Italy Hedged Equity ETF	$1,585
Xtrackers MSCI Southern Europe Hedged Equity ETF	$1,576

Fund	2017 Fiscal Year
Xtrackers MSCI Italy Hedged Equity ETF	$126
Xtrackers MSCI Southern Europe Hedged Equity ETF	$156

The Funds experienced decreased aggregate brokerage commissions in 2017 due to a decrease in total assets as well as a decrease in subscription and redemption activity.

Additional Information Concerning the Trust

Shares. The Trust currently is comprised of 35 operational separate investment series or portfolios called funds. Each series issues Shares of common stock, no par value. The Trust issues Shares of beneficial interest in each Fund with no par value. The Board may designate additional funds.

Each Share issued by a Fund has a pro rata interest in the assets of that Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation. Each Share has one vote with

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respect to matters upon which the Shareholder is entitled to vote. In any matter submitted to Shareholders for a vote, each Fund shall hold a separate vote, provided that Shareholders of all affected Funds will vote together when: (1) required by the 1940 Act; or (2) the Trustees determine that the matter affects the interests of more than one Fund. Under Delaware law, the Trust is not required to hold an annual meeting of Shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of Shareholders unless required to do so under the 1940 Act. All Shares (regardless of the Fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the Shareholders.

Following the creation of the initial Creation Unit(s) of Shares of a Fund and immediately prior to the commencement of trading in the Fund’s Shares, a holder of Shares may be a “control person” of the Fund, as defined in the 1940 Act. The Fund cannot predict the length of time for which one or more Shareholders may remain a control person of the Fund.

Shareholders may make inquiries by writing to DBX ETF Trust, c/o the Distributor, ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, by email by writing to dbxquestions@list.db.com or by telephone by calling 1-855-329-3837 or 1-855-DBX-ETFS (toll free).

Termination of the Trust or a Fund. The Trust or a Fund may be terminated by a majority vote of the Board or the affirmative vote of a supermajority of the holders of the Trust or such Fund entitled to vote on termination. Although the Shares are not automatically redeemable upon the occurrence of any specific event, the Trust’s organizational documents provide that the Board will have the unrestricted power to alter the number of Shares in a Creation Unit. In the event of a termination of the Trust or a Fund, the Board, in its sole discretion, could determine to permit the Shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash or for a combination of cash or securities.

DTC as Securities Depository for Shares of the Funds. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the NYSE Amex Equities and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by

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standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to Shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Units

General. The Trust issues and sells Shares of each Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the Fund’s NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. A Creation Unit for each Fund consists of 50,000 shares.

The Board reserves the right to declare a split or a consolidation in the number of Shares outstanding of any Fund of the Trust, and to make a corresponding change in the number of Shares constituting a Creation Unit, in the event that the per Share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

A “Business Day” with respect to each Fund is any day on which the Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, the Exchange observes the following holidays, as observed: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of securities (i.e., the Deposit Securities), which constitutes an optimized representation of the securities of the relevant Fund’s Underlying Index, and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund.

The Cash Component is an amount equal to the difference between the NAV of the Shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any difference between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the AP purchasing a Creation Unit.

The Adviser makes available through the NSCC on each Business Day, prior to the opening of business on the Exchange, the list of names and the required number of Shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of Shares of a given Fund until such time as the next-announced Fund Deposit is made available.

The identity and number of Shares of the Deposit Securities pursuant to changes in composition of a Fund’s portfolio and changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the relevant Underlying Index.

The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC of the Clearing Process (discussed below). The Trust also reserves the right to permit or require a “cash in lieu” amount where the delivery of the Deposit Security by the AP (as described below) would be restricted under applicable securities laws or where the delivery of the Deposit Security to the AP would result in the disposition of the Deposit Security by the AP becoming restricted under applicable securities laws, or in certain other situations. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject index being tracked by the relevant Fund, or resulting from stock splits and other corporate actions.

Role of the Authorized Participant. Creation Units may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor (an authorized participant, or an “AP”), which agreement has also been

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accepted by the Transfer Agent. Such AP will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such AP will make available in advance of each purchase of Shares an amount of cash sufficient to pay the Cash Component, once the NAV of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fee described below. The AP may require the investor to enter into an agreement with such AP with respect to certain matters, including payment of the Cash Component. Investors who are not APs must make appropriate arrangements with an AP. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an AP. As a result, purchase orders placed through an AP may result in additional charges to such investor. The Trust does not expect the Distributor to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current APs may be obtained from the Distributor.

Purchase Order. To initiate an order for a Creation Unit, an AP must submit an irrevocable order to purchase Shares of a Fund in accordance with the Authorized Participant Agreement. If accepted by the Distributor, the Transfer Agent will notify the Adviser and the Custodian of such order. If applicable, the Custodian will then provide such information to the appropriate sub-custodian. For each Fund, the Custodian shall cause the applicable sub-custodian to maintain an account into which the AP shall deliver, on behalf of itself or the party on whose behalf it is acting, the applicable securities included in the designated Fund Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Trust. Deposit Securities located outside the United States must be delivered to an account maintained at the applicable local sub-custodian. Those placing orders to purchase Creation Units through an AP should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day.

The AP must also make available on or before the contractual settlement date, by means satisfactory to the Trust, immediately available or same day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the Exchange.

Investors should be aware that an AP may require orders for purchases of Shares placed with it to be in the particular form required by the individual AP.

Timing of Submission of Purchase Orders. An AP must submit an irrevocable purchase order before 4:00 p.m., Eastern Time on any Business Day in order to receive that day’s NAV. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m., Eastern Time on the trade date. With respect to in-kind creations, a custom order may be placed by an AP where cash replaces any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or other relevant reason. Orders to create Shares of a Fund that are submitted on the Business Day immediately preceding a holiday or day (other than a weekend) when the markets in the relevant foreign market are closed may not be accepted. The Distributor in its discretion may permit the submission of such orders and requests by or through an AP at any time (including on days on which the Exchange is not open for business) via communication through the facilities of the Transfer Agent’s proprietary website maintained for this purpose provided such submission is permissible pursuant to the terms of the applicable Authorized Participant Agreement. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with the Trust’s standard cut-off times as provided in the Authorized Participant Agreement and disclosed in this SAI.

Acceptance of Orders for Creation Unit. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the AP (either on its own or another investor’s behalf); and (ii) arrangements satisfactory to the Trust are in place for payment of the Cash Component and any other cash amounts which may be due, the Trust will accept the order, subject to its right (and the right of the Distributor and the Adviser) to reject any order until acceptance.

Once the Trust has accepted an order, upon next determination of the NAV of the Shares, the Trust will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the AP that placed the order.

The Trust reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor in respect of any Fund if (i) the order is not in proper form; (ii) the investor(s) upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of any Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of Shares specified by the Adviser, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) circumstances

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outside the control of the Trust, the Distributor and the Adviser make it impracticable to process purchase orders. The Trust shall notify a prospective purchaser of a Creation Unit and/or the AP acting on behalf of such purchaser of its rejection of such order. The Trust, the Custodian, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall any of them incur any liability for failure to give such notification.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When (if applicable) the sub-custodian has confirmed to the Custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor and the Adviser shall be notified of such delivery and the Trust will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+2 basis” (i.e., two Business Days after trade date).

To the extent contemplated by an AP’s agreement with the Distributor, the Trust will issue Creation Units to such AP notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such AP’s delivery and maintenance of collateral having a value at least equal to 115%, which the Adviser may change from time to time, of the value of the missing Deposit Securities in accordance with the Trust’s then-effective procedures. The only collateral that is acceptable to the Trust is cash in U.S. dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Trust. The cash collateral posted by the AP may be invested at the risk of the AP, and income, if any, on invested cash collateral will be paid to that AP. Information concerning the Trust’s current procedures for collateralization of missing Deposit Securities is available from the Distributor. The Authorized Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time and will subject the AP to liability for any shortfall between the cost to the Trust of purchasing such securities and the cash collateral or the amount that may be drawn under any letter of credit.

In certain cases, APs may create and redeem Creation Units on the same trade date and in these instances, the Trust reserves the right to settle these transactions on a net basis or require a representation from the APs that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of Shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust and the Trust’s determination shall be final and binding.

Cash Purchase Method. In the case of a cash purchase, the investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Trust’s brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities.

Creation Transaction Fee. A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee will be the same regardless of the number of Creation Units purchased by a purchaser on the same day. The AP may also be required to cover certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (including when the Trust permits an AP to substitute cash for some or all of the Deposit Securities). APs will also bear the costs of transferring the Deposit Securities to the Trust. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Certain fees or costs associated with creation transactions may be waived in certain circumstances.

The following table sets forth each Fund’s standard creation transaction fee:

Fund	Standard Creation Transaction Fee
Xtrackers MSCI Italy Hedged Equity ETF	$500
Xtrackers MSCI Southern Europe Hedged Equity ETF	500

Redemption of Creation Units. Shares of a Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form and only on a Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial owners also may sell Shares in the secondary market but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

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For all Funds redemptions are effected partially for cash and partially in-kind. In the case of in-kind redemptions, the Adviser makes available through the NSCC, prior to the opening of business on the Exchange on each Business Day, the identity and number of Shares that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee described below.

Redemption Transaction Fee. A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund. The standard redemption transaction fee will be the same regardless of the number of Creation Units redeemed by an investor on the same day. The AP may also be required to cover certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (including when the Trust substitutes cash for some or all of the Fund Securities), up to a maximum of 2% of the amount redeemed (including the standard redemption fee set forth below). The standard redemption transaction fees are set forth below. APs will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Certain fees or costs associated with redemption transactions may be waived in certain circumstances.

The following table sets forth each Fund’s standard redemption transaction fee:

Fund	Standard Redemption Transaction Fee
Xtrackers MSCI Italy Hedged Equity ETF	$500
Xtrackers MSCI Southern Europe Hedged Equity ETF	500

The maximum redemption fee, as a percentage of the amount redeemed, is 2%. Redemption requests for Creation Units of any Fund must be submitted by or through an AP. An AP must submit an irrevocable redemption request before 4:00 p.m., Eastern Time on any Business Day in order to receive that day’s NAV. In the case of custom redemptions, the order must be received no later than 3:00 p.m., Eastern Time. Investors other than through APs are responsible for making arrangements for a redemption request to be made through an AP. The Distributor will provide a list of current APs upon request.

Cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if a Fund sold and redeemed its shares principally in-kind, will generally be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. However, the Funds cap the total fees that may be charged in connection with the redemption of Creation Units at 2% of value of the Creation Units redeemed. To the extent transaction and other costs associated with a redemption exceed that cap, those transaction costs will be borne by a Fund’s remaining shareholders.

The AP must transmit the request for redemption in the form required by the Trust or the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an AP who has executed an Authorized Participant Agreement in effect. At any time, there may be only a limited number of broker-dealers that have an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such AP. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an AP and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not APs.

A redemption request is considered to be in “proper form” if (i) an AP has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit being redeemed through the book-entry system of DTC so as to be effective by the Exchange closing time on any Business Day; (ii) a request in form satisfactory to the Trust is received from the AP on behalf of itself or another redeeming investor within the time periods specified above; and (iii) all other procedures set forth in the Participant Agreement are properly followed. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by 10:00 a.m., Eastern Time, on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of Shares through the DTC system may be significantly earlier than the close of business on the Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of Shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the Shares.

Upon receiving a redemption request, the Transfer Agent shall notify the Trust of such redemption request. The tender of an investor’s Shares for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be made

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through DTC and the relevant AP to the beneficial owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the AP submitting the redemption request.

A redeeming Beneficial Owner or AP acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.

If neither the redeeming Beneficial Owner nor the AP acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Portfolio Securities of the Fund). Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.

In the case of cash redemptions, proceeds will be paid to the AP redeeming Shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter).

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.

An AP submitting a redemption request is deemed to represent to the Trust that it is in compliance with the requirements set forth in the Authorized Participant Agreement. The Trust reserves the right to verify this representation at its discretion, but will typically require verification with respect to a redemption request from a Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the AP, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

Taxation on Creation and Redemptions of Creation Units. An AP generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the AP’s aggregate basis in the Deposit Securities exchanged therefor. However, the Internal Revenue Service (the “IRS”) may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. APs should consult their own tax advisors.

Current federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the AP holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less.

Taxes

Regulated Investment Company Qualifications. Each Fund intends to qualify for treatment as a separate RIC under Subchapter M of the Code. To qualify for treatment as a RIC, each Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of each Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of each Fund’s taxable year, (a) at least 50% of the market value of each Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not

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greater than 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of each Fund’s total assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly-traded partnerships. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the test described in (i) above only if such gains are directly related to investing in securities. To date, such regulations have not been issued.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. A Fund’s investments in partnerships, including in qualified publicly-traded partnerships, may result in a Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.

Taxation of Regulated Investment Companies. As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its Shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its Shareholders an amount at least equal to the sum of (i) 90% of its “investment company taxable income” (i.e., taxable income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its Shareholders. If a Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to Shareholders, and such distributions generally will be taxable to Shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate Shareholders generally should be eligible for the dividends received deduction. Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, each Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

Excise Tax. A Fund will be subject to a 4% excise tax on certain undistributed income if it does not generally distribute to its Shareholders in each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year (taking into account certain deferrals and elections) plus (ii) 98.2% of its capital gain net income (reduced by certain ordinary losses) for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax in the taxable year ending within the relevant calendar year will be considered to have been distributed. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

Net Capital Loss Carryforwards. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year.

Taxation of U.S. Shareholders. Dividends and other distributions by a Fund are generally treated under the Code as received by the Shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to Shareholders of record on a specified date in such a month shall be deemed to have been received by each Shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

Each Fund intends to distribute annually to its Shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund may designate such retained amounts as undistributed capital gains in a notice to its Shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate Shares of the undistributed amount; (b) will be entitled to credit their proportionate Shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any; and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their Shares by an amount equal to

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65% of the amount of undistributed capital gains included in the Shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata Share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that a Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in Shares and regardless of how long a Shareholder has held Shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a Share of stock, aggregating dividends with ex-dividend dates within an 85-day period; or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a Share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each Shareholder, be treated as a tax-free return of capital to the extent of a Shareholder’s basis in Shares of the Fund, and as a capital gain thereafter (if the Shareholder holds Shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional Shares should generally be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the Shareholders receiving cash dividends or distributions will receive and should generally have a cost basis in the Shares received equal to such amount.

Investors considering buying Shares just prior to a dividend or capital gain distribution should be aware that, although the price of Shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and Shareholders may receive dividends in an earlier year than would otherwise be the case.

In certain situations, a Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses and certain other ordinary losses until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses may affect the tax character of Shareholder distributions.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Sales of Shares. Upon the sale or exchange of Shares of a Fund, a Shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the Shareholder’s basis in Shares of a Fund. A redemption of Shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the Shares are capital assets in the Shareholder’s hands and will be long-term capital gain or loss if the Shares are held for more than one year and short-term capital gain or loss if the Shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be increased to reflect the disallowed loss. Any loss realized by a Shareholder on the sale of a Fund Share held by the Shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the Shareholder with respect to such Share.

If a Shareholder incurs a sales charge in acquiring Shares of a Fund, disposes of those Shares within 90 days and then acquires, prior to February 1 of the following calendar year, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original Shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired Shares. Furthermore, the same rule also applies to a disposition of the

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newly acquired Shares made within 90 days of the second acquisition. This provision prevents Shareholders from immediately deducting the sales charge by shifting their investments within a family of mutual funds.

Legislation passed by Congress requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the Internal Revenue Service and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Back-Up Withholding. In certain cases, a Fund will be required to withhold at the applicable withholding rate (currently 28%), and remit to the U.S. Treasury such amounts withheld from any distributions paid to a Shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify to a Fund that such Shareholder is not subject to back-up withholding; or (iv) has not certified that such Shareholder is a U.S. person (including a U.S. resident alien). Back-up withholding is not an additional tax and any amount withheld may be credited against a Shareholder’s U.S. federal income tax liability.

Sections 351 and 362. The Trust, on behalf of each Fund, has the right to reject an order for a purchase of Shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a given Fund and if, pursuant to Sections 351 and 362 of the Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its Shareholders. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Taxation of Certain Derivatives. A Fund’s transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to Shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year); and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

A Fund’s investment in so-called “Section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All Section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

Qualified Dividend Income. Distributions by a Fund of investment company taxable income (including any short-term capital gains), whether received in cash or Shares, will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of either 15% or 20% (depending on whether the individual’s income exceeds certain threshold amounts) to the extent the Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain

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distributions consisting of a Fund’s net capital gains will be taxable as long-term capital gains. Qualified dividend income is, in general, dividend income from taxable U.S. corporations (but generally not from U.S. REITs) and certain non-U.S. corporations (e.g., non-U.S. corporations that are not “passive foreign investment companies” and which are incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S.). Under current IRS guidance, the United States has appropriate comprehensive income tax treaties with the following countries: Australia, Austria, Bangladesh, Barbados, Belgium, Bulgaria, Canada, China (but not with Hong Kong, which is treated as a separate jurisdiction for U.S. tax purposes), Cyprus, the Czech Republic, Denmark, Egypt, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, India, Indonesia, Ireland, Israel, Italy, Jamaica, Japan, Kazakhstan, Latvia, Lithuania, Luxembourg, Malta, Mexico, Morocco, the Netherlands, New Zealand, Norway, Pakistan, the Philippines, Poland, Portugal, Romania, Russia, Slovak Republic, Slovenia, South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, the United Kingdom, and Venezuela.

A dividend from a Fund will not be treated as qualified dividend income to the extent that (i) the Shareholder has not held the Shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the Shares become ex-dividend with respect to such dividend or the Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the Shareholder (or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) the Fund or the Shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the Shareholder elects to treat such dividend as investment income under Section 163(d)(4)(B) of the Code. Dividends received by a Fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. It is expected that dividends received by a Fund from a REIT and distributed to a Shareholder generally will be taxable to the Shareholder as ordinary income.

If you lend your Fund Shares pursuant to securities lending arrangements you may lose the ability to use non-U.S. tax credits passed through by the Fund or to treat Fund dividends (paid while the Shares are held by the borrower) as qualified dividends. Consult your financial intermediary or tax adviser. If you enter into a short sale with respect to Shares of the Fund, substitute payments made to the lender of such Shares may not be deductible. Consult your financial intermediary or tax adviser.

Corporate Dividends Received Deduction. Each Fund does not expect dividends that are paid to its corporate Shareholders to be eligible, in the hands of such Shareholders, for the corporate dividends received deduction.

Excess Inclusion Income. Under current law, the Funds serve to block unrelated business taxable income from being realized by their tax-exempt Shareholders. Notwithstanding the foregoing, a tax-exempt Shareholder could realize unrelated business taxable income by virtue of its investment in a Fund if Shares in the Fund constitute debt-financed property in the hands of the tax-exempt Shareholder within the meaning of Code Section 514(b). Certain types of income received by a Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund Shareholders, such excess inclusion income may (i) constitute taxable income, as “unrelated business taxable income” for those Shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. Shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund Shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Code Section 664) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Non-U.S. Investments. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on non-U.S. currency, non-U.S. currency forward contracts and certain non-U.S. currency options or futures contracts denominated in non-U.S currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

Income received by the Funds from sources within foreign countries (including, for example, interest and dividends on securities of non-U.S. issuers) may be subject to withholding and other taxes imposed by such countries. Tax treaties between such countries and the U.S. may reduce or eliminate such taxes. Foreign taxes paid by the Funds will reduce the return from the Funds’ investments.

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Each Fund may be subject to non-U.S. income taxes withheld at the source. Each Fund, if more than 50% of the value of its total assets at the close of its taxable year consists of securities of foreign corporations, may elect to “pass through” to its investors the amount of non-U.S. income taxes paid by the Fund provided that both the Fund and the investor satisfy certain holding period requirements, with the result that each investor at the time of deemed distribution will (i) include in gross income, even though not actually received, the investor’s pro rata share of the Fund’s non-U.S. income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) the investor’s pro rata share of the Fund’s non-U.S. income taxes. A non-U.S. person invested in the Fund in a year that the Fund elects to “pass through” its non-U.S. taxes may be treated as receiving additional dividend income subject to U.S. withholding tax. A non-U.S. tax credit may not exceed the investor’s U.S. federal income tax otherwise payable with respect to the investor’s non-U.S. source income. For this purpose, Shareholders must treat as non-U.S. source gross income (i) their proportionate Shares of non-U.S. taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund that represents income derived from non-U.S. sources; the Fund’s gain from the sale of securities will generally be treated as U.S.-source income. Certain limitations will be imposed to the extent to which the non-U.S. tax credit may be claimed.

Passive Foreign Investment Companies. If a Fund purchases Shares in “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such Shares even if such income is distributed as a taxable dividend by the Fund to its Shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, a Fund may make a mark-to-market election that would result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of Shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

A Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effects of these rules.

Reporting. If a Shareholder recognizes a loss with respect to a Fund’s Shares of $2 million or more for an individual Shareholder or $10 million or more for a corporate Shareholder, the Shareholder must file with the IRS a disclosure statement on Form 8886. Direct Shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, Shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and non-U.S. taxes depending on each Shareholder’s particular situation.

Taxation of Non-U.S. Shareholders. Dividends paid by a Fund to non-U.S. Shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Non U.S. investors considering buying Shares just prior to a distribution should be aware that, although the price of Shares purchased at that time may reflect the amount of the forthcoming distributions, such distribution may nevertheless be subject to U.S. withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. Shareholder will be required to provide an applicable IRS Form W-8 certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. Shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. Shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. Shareholder were a U.S. Shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. Shareholder who fails to provide an applicable IRS Form W-8 or other applicable form may be subject to back-up withholding at the appropriate rate.

35

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. Shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, or upon the sale or other disposition of Shares of a Fund.

The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes a non-U.S. person subject to U.S. tax on disposition of a U.S. real property interest as if such person were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain”. The Code provides a look-through rule for distributions of “FIRPTA gain” by a RIC if all of the following requirements are met: (i) the RIC is classified as a “qualified investment entity” (which includes a RIC if, in general, more than 50% of the RIC’s assets consists of interests in REITs and U.S. real property holding corporations); and (ii) you are a non-U.S. shareholder that owns more than 5% of a Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you to the extent derived from gain from the disposition of a U.S. real property interest (“USRPI”), may also be treated as USRPI gain and therefore subject to U.S. federal income tax, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation. Even if a non-U.S. Shareholder does not own more than 5% of a Fund’s shares, Fund distributions that are attributable to gain from the sale or disposition of a USRPI will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.

Further, if a Fund is a “U.S. real property holding corporation,” any gain realized on the sale or exchange of Fund shares by a foreign shareholder that owns more than 5% of a class of Fund shares would generally be taxed in the same manner as for a U.S. shareholder. A Fund will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.

Under an exemption recently made permanent by Congress, properly designated dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of a Fund’s “qualified net interest income” (generally, a Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with a Fund’s “qualified short-term capital gains” (generally, the excess of a Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, a Fund may designate all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.

Shares of a Fund held by a non-U.S. Shareholder at death will be considered situated within the United States and generally will be subject to the U.S. estate tax.

The Funds are required to withhold U.S. tax (at a 30% rate) with respect to payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.

The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisers as to the tax consequences of investing in such Shares, including under state, local and non-U.S tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Miscellaneous Information

Counsel. Dechert LLP, located at 1095 Avenue of the Americas, New York, New York 10036, is counsel to the Trust.

Independent Trustee Legal Counsel. K&L Gates LLP, located at 1601 K Street, NW, Washington, DC 20006, is counsel to the Independent Trustees.

Independent Registered Public Accounting Firm. Ernst & Young LLP, located at 5 Times Square, New York, New York, 10036, serves as the Trust’s independent registered public accounting firm, audits the Fund’s financial statements and may perform other services.

Financial Statements

The audited financial statements included in the Annual Report to shareholders as of May 31, 2017, including the financial highlights, accompanying notes and report appearing therein of Ernst & Young LLP, the Trust’s independent registered public accounting firm are incorporated by reference into this SAI. You may request a copy of the Trust’s Annual Report at no charge by calling 1-855-329-3837 (1-855-DBX-ETFS) during normal business hours.

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APPENDIX A

PROXY VOTING POLICY AND GUIDELINES

1.	Introduction

Deutsche Asset Management (“AM”) has adopted and implemented the following Policies and Guidelines, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients and in accordance with its fiduciary duties and local regulation. This Proxy Voting Policy and Guidelines – Deutsche AM (“Policy and Guidelines”) shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non-US regional offices. Non-US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non-US clients. In addition, AM’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (“the GPVSC”). These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non US fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the Management/Boards of these AM legal entities.

2.	AM’s Proxy Voting Responsibilities

Proxy votes are the property of AM’s advisory clients.1 As such, AM’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients or other delegated authority. AM has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist. ISS votes AM’s advisory clients’ proxies in accordance with AM’s proxy guidelines or AM’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions. Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft -Hartley Voting Guidelines.

Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice. To the extent a security is out on loan and AM determines that a proxy vote (or other shareholder action) is materially important to the client’s account, AM may request that the agent recall the security prior to the record date to allow AM to vote the securities.

3.	Policies

3.1.	Proxy Voting Activities are Conducted in the Best Economic Interest of Clients

AM has adopted the following Policies and Guidelines to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

1 For purposes of this document, “clients” refers to persons or entities: (i) for which AM serves as investment adviser or sub-adviser; (ii) for which AM votes proxies; and (iii) that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

3.2.	The Global Proxy Voting Sub-Committee

The GPVSC is an internal working group established by the applicable AM’s Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM’s proxy voting activities, including:

•

Adopting, monitoring and updating guidelines, attached as Attachment A (the “Guidelines”), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

•

Voting proxies where: (i) the issues are not covered by specific client instruction or the Guidelines; (ii) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (iii) where an exception to the Guidelines may be in the best economic interest of AM’s clients; and

•	Monitoring Proxy Vendor Oversight’s proxy voting activities (see below).

AM’s Proxy Vendor Oversight, a function of AM’s Operations Group, is responsible for coordinating with ISS to administer AM’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

3.3.	Availability of Proxy Voting Policies and Proxy Voting Record

Copies of this Policy, as it may be updated from time to time, are made available to clients as required by law and otherwise at AM’s discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM’s discretion. Note, however, that AM must not selectively disclose its investment company clients’ proxy voting records. Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company’s proxy voting record for the 12-month periods ending June 30 (see Section 5 below), if so required by relevant law.

4.	Procedures

The key aspects of AM’s proxy voting process are delineated below.

4.1.	The GPVSC’s Proxy Voting Guidelines

The Guidelines set forth the GPVSC’s standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM’s clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see Section 4.4) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which AM votes investment company proxies may differ from proposals for which an AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS.

Funds (“Underlying Funds”) in which Topiary Fund Management Fund of Funds (each, a “Fund”) invest may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

4.2.	Specific Proxy Voting Decisions Made by the GPVSC

Proxy Vendor Oversight will refer to the GPVSC all proxy proposals: (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a Portfolio Manager, a Research Analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or Proxy Vendor Oversight.2

2

If Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC’s voting determination.

4.3.	Certain Proxy Votes May Not Be Cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies, or that it may not be feasible to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

➣	Neither the Guidelines nor specific client instructions cover an issue;

➣	ISS does not make a recommendation on the issue; and

➣

The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-Committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

4.4.	Conflict of Interest Procedures

4.4.1.	Procedures to Address Conflicts of Interest and Improper Influence

2 Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AM Portfolio Managers, AM Research Analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,3 the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM’s clients.4

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division (“PCAM”) regarding specific clients, business matters, or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures. The “Conflicts of Interest Management Sub-Committee” within AM monitors for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a proxy vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate

3

to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC’s decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review cannot be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard Guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding: (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; and (iii) any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with and shall be entitled to rely upon all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that: (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent; or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC Chair.

If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from: (i) if time permits, the affected clients; or (ii) in accordance with the standard Guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the Conflict Review Committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

[3]

As mentioned above, the GPVSC votes proxies where: (i) neither a specific client instruction nor a Guideline directs how the proxy should be voted; (ii) the Guidelines specify that an issue is to be determined on a case-by-case basis; or (iii) voting in accordance with the Guidelines may not be in the best economic interests of clients.

[4]

Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any Director, officer, or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client, has: (i) requested that AM, Proxy Vendor Oversight (or any member thereof), or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member, or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue and which incident has not yet been reported to the Conflicts of Interest Management Sub-Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC: (i) whether anyone should be recused from the proxy voting process; or (ii) whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the affected clients. These inquiries and discussions will be properly reflected in the GPVSC’s minutes.

4

Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client to influence how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who: (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Guidelines. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard Guidelines or will obtain instructions as to how to have the proxy voted from, if time permits, the affected clients and otherwise from ISS.

4.4.2.	Investment Companies and Affiliated Public Companies

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting). Master Fund proxies solicited from feeder Funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940 (“Investment Company Act”).

Subject to participation agreements with certain Exchange Traded Funds (“ETF”) issuers that have received exemptive orders from the US Securities and Exchange Commission (“SEC”) allowing investing Deutsche funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act, AM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization (e.g., Deutsche Bank itself), these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting).

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

4.4.3.	Other Procedures that Limit Conflicts of Interest

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures, and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to:

➣	Code of Business Conduct and Ethics – DB Group;
➣	Conflicts of Interest Policy – DB Group;
➣	Information Sharing Procedures – AWM, GTB & CB&S;
➣	Code of Ethics –AWM; and
➣	Code of Professional Conduct – US.

The GPVSC expects that these policies, procedures, and internal controls will greatly reduce the chance that the GPVSC (or its members) would be involved in, aware of, or influenced by an actual or apparent conflict of interest.

5

All impacted business units are required to adopt, implement, and maintain procedures to ensure compliance with these Policies and Guidelines. At a minimum, such procedures must: (i) assign roles and responsibilities for carrying out the procedures, including responsibility for periodically updating he procedures; (ii) identify clear escalation paths for identified breaches of the procedures; and (iii) for non-dedicated procedures (i.e., desk manuals), contain a legend or table mapping the procedures to this Section (e.g., cross-referencing Section or page numbers).

5.	Recordkeeping

At a minimum, the following records must be properly maintained and readily accessible in order to evidence compliance with this Policy.

➣	AM will maintain a record of each proxy vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast, and shares voted.

➣	Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

∎	The proxy statement (and any additional solicitation materials) and relevant portions of annual statements;

∎	Any additional information considered in the voting process that may be obtained from an issuing company, its agents, or proxy research firms;

∎	Analyst worksheets created for stock option plan and share increase analyses; and

∎	Proxy Edge print-screen of actual vote election.

➣

AM will: (i) retain this Policy and the Guidelines; (ii) will maintain records of client requests for proxy voting information; and (iii) will retain any documents Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

➣

The GPVSC also will create and maintain appropriate records documenting its compliance with this Policy, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

➣

With respect to AM’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for the 12-month periods ending June 30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report (and with respect to which the company was entitled to vote):

∎	The name of the issuer of the portfolio security;

∎	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

∎	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (if the number is available through reasonably practicable means);

∎	The shareholder meeting date;

∎	A brief identification of the matter voted on;

∎	Whether the matter was proposed by the issuer or by a security holder;

∎	Whether the company cast its vote on the matter;

∎	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of Directors); and

∎	Whether the company cast its vote for or against Management.

6

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the Archiving and Record Retention Policy – Deutsche Bank Group and applicable policies and procedures thereunder.

With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable), usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.

6.	The GPVSC’s Oversight Role

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC monitors the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC uses this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and is documented in the GPVSC’s minutes.

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Attachment A – Global Proxy Voting Guidelines

Deutsche Asset Management

Global Proxy Voting Guidelines

As Amended July 2016

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These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

Note: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I.	Board of Directors and Executives

A.	Election of Directors

Routine: AM Policy is to vote “for” the uncontested election of Directors. Votes for a Director in an uncontested election will be withheld in cases where a Director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of Directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of Directors. AM will incorporate the decisions of a third party proxy research vendor, currently Institutional Shareholder Services (“ISS”), subject to review by the Global Proxy Voting Sub-Committee (“GPVSC”) as set forth in the AM’s Proxy Voting Policy and Guidelines. AM will incorporate where applicable the recommendation of ISS based on ISS’ consideration of the following factors:

➣	Long-term financial performance of the company relative to its industry;
➣	Management’s track record;
➣	Background to the contested election;
➣	Nominee qualifications and any compensatory arrangements;
➣	Strategic plan of dissident slate and quality of the critique against management;
➣	Likelihood that the proposed goals and objectives can be achieved (both slates); and
➣	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, AM policy is to vote case-by-case considering any applicable factors listed above, including additional factors and any recommendations of a third party proxy research vendor, currently ISS, which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than Board seats).

Rationale: The large majority of corporate Directors fulfil their fiduciary obligation and in most cases support for Management’s nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

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B.	Classified Boards of Directors

AM policy is to vote against proposals to classify the Board and for proposals to repeal classified Boards and elect Directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent Board, a classified Board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.	Board and Committee Independence

AM policy is to vote:

1.	“For” proposals that require that a certain percentage (majority up to 66 2/3%) of members of a Board of Directors be comprised of independent or unaffiliated Directors.

2.	“For” proposals that require all members of a company’s compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated Directors.

3.	“Against” shareholder proposals to require the addition of special interest, or constituency, representatives to Boards of Directors.

4.	“For” separation of the Chairman and CEO positions.

5.	“Against” proposals that require a company to appoint a Chairman who is an independent Director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A Board that is sufficiently independent from Management assures that shareholders’ interests are adequately represented. However, the Chairman of the Board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No Director qualifies as “independent” unless the Board of Directors affirmatively determines that the Director has no material relationship with the listed company (either directly or as a partner, shareholder, or officer of an organization that has a relationship with the company).

Whether a Director is in fact not “independent” will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.	Liability and Indemnification of Directors

AM policy is to vote “for” Management proposals to limit Directors’ liability and to broaden the indemnification of Directors, unless broader indemnification or limitations on Directors’ liability would affect shareholders’ interests in pending litigation.

Rationale: While shareholders want Directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be too risk averse. If the risk of personal liability is too great, companies may not be able to find capable Directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.	Qualification of Directors

AM policy is to follow Management’s recommended vote on either Management or shareholder proposals that set retirement ages for Directors or require specific levels of stock ownership by Directors.

Rationale: As a general rule, the Board of Directors, and not the shareholders, is most qualified to establish qualification policies.

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F.	Removal of Directors and Filling of Vacancies

AM policy is to vote “against” proposals that include provisions that Directors may be removed only for cause or proposals that include provisions that only continuing Directors may fill Board vacancies.

Rationale: Differing state statutes permit removal of Directors with or without cause. Removal of Directors for cause usually requires proof of self-dealing, fraud, or misappropriation of corporate assets, limiting shareholders’ ability to remove Directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent Directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the Board until the next regular election.

G.	Proposals to Fix the Size of the Board

AM policy is to vote:

1.	“For” proposals to fix the size of the Board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2.	“Against” proposals allowing Management to fix the size of the Board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its Board.

H.	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

AM policy is to vote “for” proposals to restrict a Chief Executive Officer from serving on more than three outside Boards of Directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A Director’s service on multiple closed-end fund Boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.	Proposals to Restrict Supervisory Board Members Service on Multiple Boards

AM policy is to vote “for” proposals to restrict a Supervisory Board Member from serving on more than five Supervisory Boards.

Rationale: We consider a strong, independent, and knowledgeable Supervisory Board as important counter-balance to executive Management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the Supervisory Board controlling their company.

Supervisory Board Members must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A Director’s service on multiple closed-end fund Boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines

J.	Proposals to Establish Audit Committees

AM policy is to vote “for” proposals that require the establishment of Audit Committees.

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Rationale: The Audit Committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

II.	Capital Structure

A.	Authorization of Additional Shares

AM policy is to vote “for” proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion US dollars).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.	Authorization of “Blank Check” Preferred Stock

AM policy is to vote:

1.

“Against” proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2.	“For” proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the Board of Directors is given unfettered discretion to set voting, dividend, conversion, and other rights for the shares issued.

C.	Stock Splits/Reverse Stock Splits

AM policy is to vote “for” stock splits if a legitimate business purpose is set forth and the split is in the shareholders’ best interests. A vote is cast “for” a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases.

Rationale: Generally, stock splits do not detrimentally affect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.	Dual Class / Supervoting Stock

AM policy is to vote “against” proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The “one share, one vote” principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

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E.	Large Block Issuance

AM policy is to address large block issuances of stock on a case-by-case basis based on the nature of the issuance and incorporating the recommendation of ISS as stated below subject to review by the GPVSC as set forth in AM’s Proxy Voting Policy and Guidelines:

For general Issuances, in general AM policy is to:

➣

Vote for issuance authorities with pre-emptive rights to a maximum of 100 percent over currently issued capital and as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands); and

➣

Vote for issuance authorities without pre-emptive rights to a maximum of 20 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

For French companies, AM policy is to:

➣	Vote for general issuance requests with pre-emptive rights, or without pre-emptive rights but with a binding “priority right,” for a maximum of 50 percent over currently issued capital; and

➣

Generally vote for general authorities to issue shares without pre-emptive rights up to a maximum of 10 percent of share capital. When companies are listed on a regulated market, the maximum discount on share issuance price proposed in the resolution must, in addition, comply with the legal discount (i.e., a maximum of 5 percent discount to the share listing price) for a vote for to be warranted.

For specific issuances, in general AM policy is to:

➣	Vote on a case-by-case basis on all requests, with or without pre-emptive rights, incorporating where applicable the recommendation of ISS.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.	Recapitalization into a Single Class of Stock

AM policy is to vote “for” recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the Board and/or Management if there is no adverse effect on shareholders.

G.	Share Repurchases

AM policy is to vote “for” share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

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H.	Reductions in Par Value

AM policy is to vote “for” proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III.	Corporate Governance Issues

A.	Confidential Voting

AM policy is to vote “for” proposals to provide for confidential voting and independent tabulation of voting results and to vote “against” proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing Management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to Management.

B.	Cumulative Voting

AM policy is to vote “against” shareholder proposals requesting cumulative voting and “for” Management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast “against” cumulative voting and “for” proposals to eliminate it if:

a)	The company has a five year return on investment greater than the relevant industry index;

b)	All Directors and executive officers as a group beneficially own less than 10% of the outstanding stock; and

c)	No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have Board representation; however, the presence of other safeguards may make their use unnecessary.

C.	Supermajority Voting Requirements

AM policy is to vote “against” Management proposals to require a supermajority vote to amend the charter or bylaws and to vote “for” shareholder proposals to modify or rescind existing supermajority requirements.

*Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for Management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

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D.	Shareholder Right to Vote

AM policy is to vote “against” proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. AM policy is to vote “for” proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to Management or affect the governance process should be supported.

IV.	Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the Board of Directors and/or the compensation committee, and its policy is not to second-guess the Board’s award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank’s criteria regarding stock option plans or similar stock-based incentive compensation schemes, as set forth below.

A.	Establishment of a Remuneration Committee

AM policy is to vote “for” proposals that require the establishment of a Remuneration Committee.

Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The Remuneration Committee shall not comprise any Board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.	Executive and Director Stock Option Plans

AM policy is to vote “for” stock option plans that meet the following criteria:

1.

The resulting dilution of existing shares is less than: (a) 15% of outstanding shares for large capital corporations; or (b) 20% of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion US dollars).

2.

The transfer of equity resulting from granting options at less than fair market value (“FMV”) is no greater than 3% of the over-all market capitalization of large capital corporations or 5% of market cap for small-mid capital companies.

3.	The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced, the company does not have a history of repricing options.

4.	The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as: (a) they do not mandate that all options granted by the company must be performance based; and (b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside Director pensions.

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Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders’ voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.	Employee Stock Option / Purchase Plans

AM policy is to vote “for” employee stock purchase plans (“ESPPs”) when the plan complies with Internal Revenue Code Section 423, allowing non-Management employees to purchase stock at 85% of FMV.

AM policy is to vote “for” employee stock option plans (“ESOPs”) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and Director option plans.

Rationale: ESOPs and ESPPs encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.	Golden Parachutes

AM policy is to vote “for” proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. AM policy is to vote “against” more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.	Proposals to Limit Benefits or Executive Compensation

AM policy is to vote “against”:

1.	Proposals to limit benefits, pensions or compensation; and

2.	Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (“SEC”) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.	Option Expensing

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (“FASB”) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as “no cost” compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

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G.	Management Board Election and Motion

AM policy is to vote “against”:

1.	The election of Board members with positions on either Remuneration or Audit Committees;

2.	The election of Supervisory Board members with too many Supervisory Board mandates; and

3.	“Automatic” election of former Board members into the Supervisory Board.

Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are – subject to applicable laws and regulations – accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.	Remuneration (Variable Pay)

Executive remuneration for Management Board

AM policy is to vote “for” Management Board remuneration that is transparent and linked to results.

Rationale: Executive compensation should motivate Management and align the interests of Management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when Management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when Management own shares in the company – even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay, and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AM policy is to vote “for” remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.	Long-Term Incentive Plans

AM policy is to vote “for” long-term incentive plans for members of a Management Board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

1.	Directly align the interests of members of Management Boards with those of shareholders;

2.	Establish challenging performance criteria to reward only above average performance;

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3.	Measure performance by total shareholder return in relation to the market or a range of comparable companies;

4.	Are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods; and

5.	Do not allow a repricing of the exercise price in stock option plans.

J.	Shareholder Proposals Concerning “Pay for Superior Performance”

AM policy is to vote on a case-by-case basis on shareholder proposals that request the Board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives, incorporating where applicable the recommendations of ISS, subject to review by the GPVSC as set forth in AM’s Proxy Voting Policy and Guidelines, based on ISS’ consideration of the following factors:

➣	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
➣

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

➣	Can shareholders assess the correlation between pay and performance based on the current disclosure?
➣	What type of industry and stage of business cycle does the company belong to?

These proposals generally include the following principles:

➣	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
➣	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
➣

Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

➣	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies; and
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Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Rationale: While AM agrees that compensation issues are better left to the discretion of Management, there remains the need to monitor for excessive compensation practices on a case-by-case basis. If, after a review of the ISS metrics, AM is comfortable with ISS’s applying this calculation and will vote according to their recommendation.

K.	Executive Compensation Advisory

AM policy is to follow Management’s recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company’s named executive officers (“NEOs”) on an annual basis.

Rationale: AM believes that controls exist within senior Management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of Management’s compensation.

L.	Advisory Votes on Executive Compensation

AM policy is to vote on a case-by-case basis on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation, including recommendations by ISS where applicable, subject to review by the GPVSC as set forth in AM’s Proxy Voting Policy and Guidelines.

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AM policy is to vote against Advisory Votes on Executive Compensation (Management Say-on-Pay — MSOP) if:

➣	There is a significant misalignment between CEO pay and company performance (pay for performance);
➣	The company maintains significant problematic pay practices; or
➣	The Board exhibits a significant level of poor communication and responsiveness to shareholders.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

AM will consider the pay-for-performance analysis conducted annually by an independent third party, currently ISS, to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices, AM considers the following based on ISS’ analysis:

1.	Peer Group Alignment:

➣	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
➣	The multiple of the CEO’s total pay relative to the peer group median.

2.

Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, AM may consider any of the following qualitative factors as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

➣	The ratio of performance- to time-based equity awards;
➣	The overall ratio of performance-based compensation;
➣	The completeness of disclosure and rigor of performance goals;
➣	The company’s peer group benchmarking practices;
➣	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
➣	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
➣	Realizable pay compared to grant pay; and
➣	Any other factors deemed relevant.

Problematic Pay Practices

AM’s policy is to defer to ISS’ recommendation regarding executive compensation practices that contravene the global pay principles considered by ISS in evaluating executive pay and practices, including:

➣	Problematic practices related to non-performance-based compensation elements;
➣	Incentives that may motivate excessive risk-taking; and
➣	Options Backdating.
•	Problematic Pay Practices related to Non-Performance-Based Compensation Elements

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AM’s policy is, in general, to evaluate pay elements that are not directly based on performance on a case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. AM will defer to ISS’ analysis of specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in AM’s overall consideration and may result in adverse vote recommendations:

➣	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
➣	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
➣	New or extended agreements that provide for:
•	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);
•	CIC payments with excise tax gross-ups (including “modified” gross-ups); and
➣	Insufficient executive compensation disclosure by externally- managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible.

Incentives that may Motivate Excessive Risk-Taking

➣	Multi-year guaranteed bonuses;
➣	A single or common performance metric used for short- and long-term plans;
➣	Lucrative severance packages;
➣	High pay opportunities relative to industry peers;
➣	Disproportionate supplemental pensions; or
➣	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

AM’s policy is to examine the following factors case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

➣	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
➣	Duration of options backdating;
➣	Size of restatement due to options backdating;
➣	Corrective actions taken by the Board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
➣	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

AM may rely on ISS’s analysis of the foregoing and may defer to ISS’s recommendation subject to review by the GPVSC.

Rationale: While AM agrees that compensation issues are better left to the discretion of Management, there remains a need to take action on this nonbinding proposal if excessive compensation practices exist.

M.	Frequency of Advisory Vote on Executive Compensation

AM policy is to vote “for” annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

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Rationale: AM believes that annual advisory vote gives shareholders the opportunity to express any compensation concerns to the Executive Compensation proposal which is an advisory voting.

V.	Anti-Takeover Related Issues

A.	Shareholder Rights Plans (“Poison Pills”)

AM policy is to vote “for” proposals to require shareholder ratification of poison pills or that request Boards to redeem poison pills, and to vote “against” the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.	Reincorporation

AM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on:

1.	Differences in state law between the existing state of incorporation and the proposed state of incorporation; and

2.	Differences between the existing and the proposed charter / bylaws / articles of incorporation and their effect on shareholder rights.

If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder’s interests and a vote cast “against.”

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.	Fair-Price Proposals

AM policy is to vote “for” Management fair-price proposals, provided that:

1.	The proposal applies only to two-tier offers;

2.	The proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company’s shares;

3.	The supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; and

4.	The proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast “for” shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.	Exemption from State Takeover Laws

AM policy is to vote “for” shareholder proposals to opt out of state takeover laws and to vote “against” Management proposals requesting to opt out of state takeover laws.

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Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching Management. They also unfairly deny certain shares their inherent voting rights.

E.	Non-Financial Effects of Takeover Bids

Policy is to vote “against” shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to AM’s stated purpose of acting in its client’s best economic interest.

VI.	Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings, and recapitalizations) are performed on a case-by-case basis, including consideration of ISS’s analysis and recommendations where applicable, subject to review by the GPVSC. AM policy is to review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

➢

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

➢	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
➢

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

➢

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

➢

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

➢

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Additional resources including portfolio management and research analysts may be considered as set forth in AM’s policies and procedures.

VII.	Environmental, Social, and Governance Issues

Environmental, social, and governance issues (“ESG”) are becoming increasingly important to corporate success. We incorporate ESG considerations into both our investment decisions and our proxy voting decisions – particularly if the financial performance of the company could be impacted. Companies or states that seriously contravene internationally accepted ethical principles will be subject to heightened scrutiny.

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A.	Principles for Responsible Investment

AM policy is to actively engage with companies on ESG issues and participate in ESG initiatives. In this context, AM: (a) votes “for” increased disclosure on ESG issues; (b) is willing to participate in the development of policy, regulation, and standard setting (such as promoting and protecting shareholder rights); (c) could support shareholder initiatives and also file shareholder resolutions with long term ESG considerations and improved ESG disclosure, when applicable; (d) could support standardized ESG reporting and issues to be integrated within annual financial reports; and (e) on a case-by-case basis, will generally follow Management’s recommended vote on other matters related to ESG issues.

Rationale: ESG issues can affect the performance of investment portfolios (to varying degrees across companies, sectors, regions, asset classes, and through time).

B.	ESG Issues

AM policy is to vote in line with the Coalition for Environmentally Responsible Economies (“CERES”) recommendation on Environmental matters contained in the CERES Principles and the recommendations on social and sustainability issues not specifically addressed elsewhere in these Guidelines. AM will rely on ISS to identify shareholder proposals addressing CERES Principles and proxies will be voted in accordance with ISS’ predetermined voting guidelines on CERES Principles. AM policy is to generally vote for social and environmental shareholder proposals that promote good corporate citizens while enhancing long-term shareholder and stakeholder value. AM policy is to vote for disclosure reports that seek additional information particularly when it appears companies have not adequately addressed shareholders’ social, workforce, and environmental concerns. In determining vote recommendations on shareholder social, workforce, and environmental proposals, AM may defer to ISS’ analysis and recommendation based on consideration of the following factors:

➢	Whether the proposal itself is well framed and reasonable;
➢	Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;
➢	Whether the company’s analysis and voting recommendation to shareholders is persuasive;
➢	The degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
➢	Whether the subject of the proposal is best left to the discretion of the Board;
➢	Whether the issues presented in the proposal are best dealt with through legislation, government regulation, or company-specific action;
➢	The company’s approach compared with its peers or any industry standard practices for addressing the issue(s) raised by the proposal;
➢	Whether the company has already responded in an appropriate or sufficient manner to the issue(s) raised in the proposal;
➢

If the proposal requests increased disclosure or greater transparency, whether or not sufficient information is publically available to shareholders and whether it would be unduly burdensome for the company to compile and avail the requested information to shareholders in a more comprehensive or amalgamated fashion; or

➢	Whether implementation of the proposal would achieve the objectives sought in the proposal.

In general, AM policy supports proposals that request the company to furnish information helpful to shareholders in evaluating the company’s operations, based on ISS’ analysis and recommendation. In order to be able to intelligently monitor their investments shareholders often need information best provided by the company in which they have invested. Requests to report such information will merit support. Requests to establish special committees of the Board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to shareholder relations, the environment, human rights, occupational health and safety, and executive compensation, will generally be supported, particularly when they appear to offer a potentially effective method for enhancing shareholder value. AM policy is to closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. AM policy supports shareholder proposals that improve the company’s public image, and reduce exposure to liabilities.

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Any matter that is to be voted on, consented to or approved by the voting members, may take place in person, telephonically, or via other electronic means. In addition, voting members may act in writing, including without limitation, via e-mail.

Rationale: AM supports the CERES Principles and as such generally votes proxies in line with the CERES recommendation.

C.	Labor and Human Rights

AM policy is to vote “against” adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

D.	Diversity and Equality

1.	AM policy is to vote “against” shareholder proposals to force equal employment opportunity, affirmative action or Board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the Equal Employment Opportunity Commission (“EEOC”) provides sufficient assurance that companies act responsibly and make information public.

2.	AM policy is also to vote “against” proposals to adopt the Mac Bride Principles. The MacBride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the MacBride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

E.	Health and Safety

1.	AM policy is to vote “against” adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula). Disclosing pricing policies may also jeopardize a company’s competitive position in the marketplace.

2.	AM policy is to vote “against” shareholder proposals to control the use or labelling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

F.	Government / Military

1.

AM policy is to vote “against” shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company’s interaction with a particular foreign country or agency.

Rationale: Generally, Management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

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2.	AM policy is to vote “against” shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3.	AM policy is to vote “against” shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

G.	Tobacco

1.

AM policy is to vote “against” shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as “against” requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company’s actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally affect a company’s ability to compete. The disclosure of nicotine content information could affect the company’s rights in any pending or future litigation.

2.	Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and Management and not to shareholder mandate.

VIII.	Miscellaneous Items

A.	Ratification of Auditors

AM policy is to vote “for”: (a) the Management recommended selection of auditors; and (b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for Management’s nomination is warranted.

B.	Limitation of Non-Audit Services Provided by Independent Auditor

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company’s independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.	Audit Firm Rotation

AM policy is to vote against proposals seeking audit firm rotation.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would be costly and disruptive.

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D.	Transaction of Other Business

AM policy is to vote “against” transaction of other business proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.	Motions to Adjourn the Meeting

AM Policy is to vote “against” proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for Management to continue spending time and money to press shareholders for support.

F.	Bundled Proposals

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to “take the good with the bad” in cases where the proposals could reasonably have been submitted separately.

G.	Change of Company Name

AM policy is to support Management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.	Proposals Related to the Annual Meeting

AM Policy is to vote “for” Management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.	Reimbursement of Expenses Incurred from Candidate Nomination

AM policy is to follow Management’s recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of Directors to the corporation’s Board of Directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for Directors.

J.	Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940 (“Investment Company Act”).

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Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote “for” staggered Boards of closed-end investment companies, although AM generally votes “against” staggered Boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which an AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds (“ETF”) issuers that have received exemptive orders from the US Securities and Exchange Commission allowing investing Deutsche funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act, AM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

K.	International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada, and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

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DBX ETF Trust

Statement of Additional Information

Dated October 2, 2017

This combined Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”) for the following funds (each a “Fund” and collectively the “Funds”) of DBX ETF Trust (the “Trust”), as such Prospectus may be revised or supplemented from time to time:

Funds	Ticker	Stock Exchange
Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF	HYIH	Bats BZX Exchange, Inc.
Xtrackers Investment Grade Bond – Interest Rate Hedged ETF	IGIH	Bats BZX Exchange, Inc.
Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF	EMIH	Bats BZX Exchange, Inc.
Xtrackers Municipal Infrastructure Revenue Bond ETF	RVNU	NYSE Arca, Inc.

The Prospectus for the Funds included in this SAI is dated October 2, 2017. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s distributor, ALPS Distributors, Inc. (the “Distributor”), at 1290 Broadway, Suite 1100, Denver, Colorado 80203, calling 1-855-329-3837 (1-855-DBX-ETFS) or visiting www.Xtrackers.com.

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General Description of the Trust and the Funds

The Trust currently consists of 35 operational investment series or portfolios. The Trust was organized as a Delaware statutory trust on October 7, 2010 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of each Fund’s shares (the “Shares”) is registered under the Securities Act of 1933, as amended (the “1933 Act”).

Effective October 2, 2017, the Board of Trustees (the “Board”) approved changes to the names of each Fund currently comprising the Trust. The following are the name changes applicable to the Funds described in this SAI.

Old Fund Name	New Fund Name
Deutsche X-trackers High Yield Corporate Bond – Interest Rate Hedged ETF	Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF
Deutsche X-trackers Investment Grade Bond – Interest Rate Hedged ETF	Xtrackers Investment Grade Bond – Interest Rate Hedged ETF
Deutsche X-trackers Emerging Markets Bond – Interest Rate Hedged ETF	Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF
Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF	Xtrackers Municipal Infrastructure Revenue Bond ETF

The investment objective of each Fund is to provide investment results that correspond generally to the performance, before fees and expenses, of a specified benchmark index (each, an “Underlying Index”). Each Fund is managed by DBX Advisors LLC (the “Adviser”).

Each Fund offers and issues Shares at their net asset value (“NAV”) per Share only in aggregations of a specified number of Shares (“Creation Units”), generally in exchange for a basket of securities and other instruments included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF, Xtrackers Investment Grade Bond – Interest Rate Hedged ETF and Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF are listed and trade on Bats BZX Exchange, Inc. and Shares of Xtrackers Municipal Infrastructure Revenue Bond ETF are listed and trade on NYSE Arca, Inc. (each, the “Exchange”). Shares trade in the secondary market at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Units, and, partially for cash and partially in-kind for securities and other instruments generally included in a Fund’s Underlying Index. A Creation Unit consists of 50,000 Shares thereof.

The Trust reserves the right to offer a “cash” option for creations and redemptions of Shares. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain with the Trust a cash deposit, equal to at least 115%, which the Adviser may change from time to time, of the market value of the omitted Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees for cash creations and redemptions may be higher than the transaction fees associated with in-kind creations and redemptions.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the Shareholder Information section of the Funds’ Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

Shares of each Fund are listed for trading and will trade throughout the day on the Exchange. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of any Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of a Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of Fund Shares, there are fewer than 50 beneficial owners of Shares of the Fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which a Fund is based is no longer calculated or available, (iii) the “indicative optimized portfolio value” (“IOPV”) of a Fund is no longer calculated or available or (iv) any other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will also remove Shares of a Fund from listing and trading upon termination of the Fund.

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As in the case of other publicly-traded securities, when you buy or sell Shares through a broker you will incur a brokerage commission determined by that broker.

In order to provide additional information regarding the indicative value of Shares of the Fund, the Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated IOPV for the Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has a securities component and a cash component. The securities values included in an IOPV are the values of the Deposit Securities for a Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by a Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, a Fund’s IOPV disseminated during the Exchange trading hours should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.

The cash component included in an IOPV consists of estimated accrued interest, dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.

The Trust reserves the right to adjust the Share prices of Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

Investment Strategies and Risks

Each Fund seeks investment results that correspond generally to the performance, before fees and expenses, of its respective Underlying Index.

The Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in high yield corporate bonds.

The Xtrackers Investment Grade Bond – Interest Rate Hedged ETF will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investment grade corporate bonds.

The Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes in U.S. dollar-denominated sovereign bonds issued by emerging market countries.

The Xtrackers Municipal Infrastructure Revenue Bond ETF will normally invest at least 80% of net assets, plus the amount of any borrowings for investment purposes, in securities issued by municipalities across the United States which are classified as “municipal infrastructure revenue” bonds based on the Underlying Index’s criteria, as well as in other securities whose income is free from regular federal income tax. Because municipal securities that pay interest subject to the alternative minimum tax (“AMT”) may be included in the Underlying Index without limit, the Fund may invest an unlimited amount of its net assets in municipal securities whose income is subject to the AMT.

In addition, each Fund will invest at least 80% of its total assets (but typically far more) in instruments that comprise its respective Underlying Index. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in a Fund’s portfolio may not result in the elimination of the security from the Fund’s portfolio.

Each Fund engages in representative sampling, which is investing in a sample of securities selected by the Adviser to have a collective investment profile similar to that of the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the Underlying Index. Funds that use representative sampling generally do not hold all of the securities that are in the relevant Underlying Index.

Diversification Status. Each Fund is classified as “non-diversified.”1 A non-diversified fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or

[1]

Currently, under the 1940 Act, a “non-diversified” investment company is a fund that is not “diversified,” and for a fund to be classified as a “diversified” investment company, at least 75% of the value of the fund’s total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and securities of other issuers, which for the purposes of this calculation are limited in respect of any one issuer to an amount (valued at the time of investment) not greater than 5% of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. Pursuant to certain SEC staff positions, if a non-diversified fund’s investments are in fact “diversified” under the 1940 Act for a period of three years, the fund may be considered “diversified” and may not be able to convert to a non-diversified fund without the approval of shareholders.

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securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect the fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.

Each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Code may limit the investment flexibility of the Funds and may make it less likely that such Funds will meet their investment objective.

Bonds. The Funds, except for the Xtrackers Municipal Infrastructure Revenue Bond ETF, invest in U.S. dollar-denominated bonds. The Xtrackers Municipal Infrastructure Revenue Bond ETF invests in U.S. registered dollar-denominated bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

Short Sales. Each Fund, except for the Xtrackers Municipal Infrastructure Revenue Bond ETF, may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder. When a Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. Each Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. Each Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, the Funds are required to deposit similar collateral with its custodian, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money). Depending on arrangements made with the broker-dealer from which a Fund borrowed the security, regarding payment received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Because making short sales in securities that it does not own exposes a Fund to the risks associated with those securities, such short sales involve speculative exposure risk. Each Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Each Fund will realize a gain on a short sale if the security declines in price between those dates. There can be no assurance that the Funds will be able to close out a short sale position at any particular time or at an acceptable price.

Each Fund may also make short sales “against the box” without being subject to such limitations. In a short sale “against-the-box,” at the time of the sale, a Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. If a Fund makes a short sale against the box, the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. Each Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

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Repurchase Agreements. Each Fund may enter into repurchase agreements. A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by each Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, each Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, collateral for a repurchase agreement may include cash items, obligations issued by the U.S. government or its agencies or instrumentalities, obligations rated in the highest category by at least two nationally recognized statistical rating organizations (“NRSRO”), or, if unrated, determined to be of comparable quality by the Adviser. Collateral, however, is not limited to the foregoing and may include for example obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that a Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, a repurchase obligation with a particular counterparty must satisfy the credit quality standards applicable to the acquisition of an instrument issued by such counterparty in compliance with Rule 2a-7 under the 1940 Act.

Repurchase agreements pose certain risks for a Fund that utilizes them. Such risks are not unique to the Funds but are inherent in repurchase agreements. The Funds seek to minimize such risks but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of each Fund’s assets. The Fund’s exposure to reverse repurchase agreements will be covered by assets having a value equal to or greater than such commitments. Each Fund maintains liquid assets in connection with reverse repurchase agreements. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Short-Term Instruments and Temporary Investments. Each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons, including to the extent necessary to help each Fund track its Underlying Index, but will not invest in money market instruments or other short-term investments as part of a temporary defensive strategy to protect against potential bond market declines. Money market instruments are generally short-term investments that may include but are not limited to: (i) Shares of money market funds (including those advised by the Adviser); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s® Investors Service, Inc. or “A-1” by Standard & Poor’s® Rating Service, a division of The McGraw-Hill Companies, Inc. (“S&P®”), or if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

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Non-U.S. Securities. Each Fund, except the Xtrackers Municipal Infrastructure Revenue Bond ETF, may purchase bonds of non-U.S. issuers. Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions on the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Restricted Securities/Rule 144A Securities. The Funds may invest in securities offered pursuant to Rule 144A under the 1933 Act (“Rule 144A securities”), which are restricted securities. They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable in broad public markets. The Funds may not be able to sell a restricted security promptly or at a reasonable price. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. Restricted securities that are deemed illiquid will count towards a Fund’s 15% limitation on illiquid securities. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Funds may have to bear the expense of registering Rule 144A securities for resale and the risk of substantial delays in effecting the registration.

Securities of Investment Companies. Each Fund may invest in the securities of other investment companies (including money market funds) and real estate investment trusts (“REITs”) to the extent allowed by law. Pursuant to the 1940 Act, a Fund’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, each Fund may invest its assets in the securities of investment companies that are money market funds, including those advised by the Adviser or otherwise affiliated with the Adviser, in excess of the limits discussed above. Other investment companies in which a Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund.

Illiquid Securities. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment). Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Futures and Options. Each Fund may enter into futures contracts and options. These futures contracts and options will be used to simulate investment in the respective Underlying Index, facilitate trading or reduce transaction costs. Each Fund will enter into futures contracts and options that are traded on a U.S. or non-U.S. exchange. No Fund will use futures or options for speculative purposes. Each Fund intends to use futures and options in accordance with Rule 4.5 promulgated under the Commodity Exchange Act (“CEA”). The Adviser, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that each Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Each Fund may enter into futures contracts to purchase the value of one or more securities indexes when the Adviser anticipates purchasing the underlying securities and believe prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.

A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage may require each Fund to maintain liquid assets. Generally, each Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to “cash-settle,” each Fund maintains liquid assets in an amount at least equal to each Fund’s daily marked-to-market obligation (i.e., each Fund’s daily net liability, if any), rather than the contracts’ notional value. By maintaining assets equal to its net obligation under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if each Fund set aside assets equal to the futures contracts’ full notional value. Each Fund bases its asset maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.

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Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed upon price per Share, also known as the strike price, less the premium received from writing the put.

Each Fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to each Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate a Fund’s existing position in the contract.

Restrictions on the Use of Futures Contracts and Options on Futures Contracts. Pursuant to a claim for exclusion filed with the National Futures Association (“NFA”) on behalf of each Fund, the Trust is not deemed to be a “commodity pool operator” (“CPO”), under the Commodity Exchange Act (“CEA”), and it is not subject to registration or regulation as such under the CEA. The Investment Adviser is not deemed to be a “commodity trading advisor” with respect to its services as an investment adviser to each Fund. In February 2012, the CFTC adopted certain regulatory changes that may subject the Investment Adviser to register with the CFTC as CPO if a Fund is unable to comply with certain trading and marketing limitations on its investments in futures and certain other instruments. With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, the Trust, on behalf of the Fund must meet one of the following tests under the amended regulations in order to claim an exclusion from the definition of a CPO. First, the aggregate initial margin and premiums required to establish a Fund’s positions in such investments may not exceed five percent of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Investment Adviser is required to register as a CPO with respect to a Fund, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements could increase operational expenses. Other potentially adverse regulatory initiatives could also develop.

Swap Agreements. Over-the-counter (“OTC”) swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with each Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by each Fund. Cleared swap agreements are contracts in which payments are guaranteed by a central clearinghouse.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

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Delayed Delivery Transactions. The Xtrackers Municipal Infrastructure Revenue Bond ETF may use delayed delivery transactions as an investment technique. Delayed delivery transactions, also referred to as forward commitments, involve commitments by the Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. The Fund may purchase securities on a delayed delivery basis to the extent that it can anticipate having available cash on the settlement date. Delayed delivery agreements will not be used as a speculative or leverage technique.

Investment in securities on a delayed delivery basis may increase the Fund’s exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, the Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments.

The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of the Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of the Fund until settlement. The Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, the Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

When-Issued Securities. The Xtrackers Municipal Infrastructure Revenue Bond ETF may purchase when-issued securities. Purchasing securities on a “when-issued” basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

Securities purchased on a when-issued basis and the securities held in the Fund’s portfolio are subject to changes in market value based upon the public’s perception of the creditworthiness of the issuer and, if applicable, the changes in the level of interest rates. Therefore, if the Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund’s assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities, or although it would not normally expect to do so, by directing the sale of when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation).

Investment in securities on a when-issued basis may increase the Fund’s exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. The Fund will employ techniques designed to reduce such risks. If the Fund purchases a when-issued security, the Fund will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund’s when-issued commitments.

Lending of Portfolio Securities. To generate additional income, a Fund may lend a percentage of its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations, in exchange for collateral in the form of cash or US government securities. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a Fund. A Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 102% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises or the value of non-cash collateral declines (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by a Fund at any time, and (d) a Fund receives a reasonable return on the loan (consisting of the return achieved on investment of the cash collateral, less the rebate owed to borrowers, plus distributions on the loaned securities and any increase in their market value). A Fund may pay reasonable fees in connection with loaned securities, pursuant to written contracts, including fees paid to a Fund’s custodian and fees paid to a securities lending agent, including a securities lending agent that is an affiliate of the Adviser. Voting rights may pass with the loaned securities, but if an event occurs that the Adviser determines to be a material event affecting an investment on loan, the loan must be called and the securities voted. Cash collateral received by a Fund may be invested in a money market fund managed by the Adviser (or one of its affiliates).

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A Fund is subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. To the extent the value or return of a Fund’s investments of the cash collateral declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. If the borrower defaults on its obligation to return securities lent because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities lent or gaining access to collateral. If a Fund is not able to recover securities lent, a Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. However, loans will be made only to borrowers selected by a Fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.

Future Developments. The Board may, in the future, authorize each Fund to invest in securities and investments other than those listed in this SAI and in the Funds’ Prospectus, provided they are consistent with each Fund’s investment objective and do not violate any investment restrictions or policies, and do not present material risks other than those listed in this SAI and/or the Fund’s prospectus, as those may be amended or supplemented from time to time.

General Considerations and Risks

A discussion of some of the risks associated with an investment in a Fund is contained in the Prospectus.

An investment in a Fund should be made with an understanding that the value of a Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of stocks in general and other factors that affect the market.

Risk of Fixed Income Securities. An investment in a Fund should also be made with an understanding of the risks inherent in an investment in fixed income securities. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the values of “floating-rate” or “variable-rate” bonds generally fluctuate less in response to market interest rate movements than the value of similar fixed rate bonds. The Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

Risks of Derivatives. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. A Fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying the futures contracts it has sold.

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The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of stocks in which they invest.

Utilization of futures and options on futures by a Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by the Adviser as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each Fund to substantial losses. In the event of adverse price movements, each Fund would be required to make daily cash payments of variation margin.

Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund’s rights as a creditor (e.g., a Fund may not receive the net amount of payments that it contractually is entitled to receive). Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Central clearing is expected to decrease counterparty risk and increase liquidity compared to un-cleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant’s swap.

However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by a fund to support its obligations under a similar un-cleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on un-cleared swaps in the near future, which could reduce the distinction.

Tax Risks. As with any investment, you should consider how your investment in Shares of the Fund will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of the Fund.

Cyber Security Risk. With the increased use of technology and dependence on computer systems to perform necessary business functions, a Fund and its service providers (including the Fund’s adviser, administrator, transfer agent, distributor, custodian, financial intermediaries and, if applicable, a sub-adviser) may be exposed to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, unauthorized access to the service providers’ digital systems through hacking, physically accessing systems or data storage facilities, or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access to service providers’ digital systems, such as causing denial-of-service attacks on the service providers’ systems or web-sites that render them unavailable. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the service providers’ systems.

Cyber-attacks have the potential to interfere with the processing of Authorized Participant (“AP”) transactions and shareholder transactions on the Exchange, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject a Fund or its service providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, litigation costs, and/or additional compliance costs. A Fund and its service providers may also incur substantial costs for cyber security risk management in order to prevent future cyber security incidents. A Fund and its shareholders could be negatively impacted as a result of the costs. Similar types of cyber security risks exist for issuers of securities or other instruments in which a Fund invests. Cyber-attacks could result in material adverse consequences for such issuers and may cause a Fund’s investments therein to lose value.

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Xtrackers Municipal Infrastructure Revenue Bond ETF only.

An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of stocks in general and other factors that affect the market.

Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades or the bankruptcy, of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. In addition, there is a risk that, as a result of the recent economic crisis, the ability of any issuer to pay, when due, the principal or interest on its municipal bonds may be materially affected. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics.

Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to government regulation, taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, utilities and water and sewer, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could potentially decrease the Fund’s income or hurt its ability to preserve capital and liquidity. Municipal securities may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets due to factors such as lower property tax collections as a result of lower home values, lower sales tax revenues as a result of consumers cutting back spending and lower income tax revenue as a result of a higher unemployment rate. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization.

The market for municipal bonds may be less liquid than for taxable bonds. There may also be less publicly available information on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Fund to value accurately than securities of public corporations. Since the Fund invests a significant portion of its portfolio in municipal securities, the Fund’s portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities. In addition, the value and liquidity of many municipal securities have decreased as a result of the recent financial crisis, which has also adversely affected many municipal securities issuers and may continue to do so. The markets for many credit instruments, including municipal securities, have experienced periods of illiquidity and extreme volatility since the latter half of 2007. In response to the global economic downturn, governmental cost burdens may be reallocated among federal, state and local governments. In addition, issuers of municipal securities may seek protection under the bankruptcy laws. For example, Chapter 9 of the United States Code (the “Bankruptcy Code”) provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issues of securities in which the Fund invests. The reorganization of a municipality’s debts may include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund’s investments.

Some longer-term municipal securities give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request – usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to

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being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility. Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

Prices and yields on municipal securities are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Available information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, municipal securities may be more difficult to value than securities of public corporations.

Many state and local governments that issue municipal securities are currently under significant economic and financial stress and may not be able to satisfy their obligations. The taxing power of any governmental entity may be limited and an entity’s credit may depend on factors which are beyond the entity’s control.

Lease Obligations Risk. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “non-appropriation” clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property. In such circumstances, the Fund might not recover the full principal amount of the obligation.

Electric Utilities Bond Risk. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation may open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel; (b) the availability and cost of capital; (c) the effects of conservation on energy demand; (d) the effects of rapidly changing environmental, safety and licensing requirements, and other federal, state and local regulations, (e) timely and sufficient rate increases and governmental limitations on rates charged to customers; (f) the effects of opposition to nuclear power; (g) increases in operating costs; and (h) obsolescence of existing equipment, facilities and products.

Transportation Bond Risk. Transportation bonds may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation. Municipal securities that are issued to finance a particular transportation project often depend solely on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities.

Water and Sewer Bond Risk. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and federal environmental mandates are challenges faced by issuers of water and sewer bonds.

Industrial Development Bond Risk. Industrial developments bonds are revenue bonds issued by or on behalf of public authorities to obtain funds to finance various public and/or privately operated facilities, including those for business and manufacturing, housing, sports, pollution control, airport, mass transit, port and parking facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax payments. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Payment of interest on and repayment of principal of such bonds are the responsibility of the user and/or any guarantor. These bonds are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, the value and credit quality of these bonds are sensitive to the risks related to an economic slowdown.

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Resource Recovery Bond Risk. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation is involved, at least during the construction phase, and the revenue stream is secured by fees or rents paid by municipalities for use of the facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax receipts. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

Special Tax Bond Risk. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities, which may adversely affect the value of the Fund’s portfolio.

Municipal Bond Tax Risk. There is no guarantee that the Fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or AMT rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund’s holdings would be affected. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund’s municipal securities in the same manner. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the Fund.

Portfolio Turnover

None of the Funds experienced portfolio turnover of over 100% during the fiscal year ended May 31, 2017.

Proxy Voting

The Funds have delegated proxy voting responsibilities to the Adviser, subject to the Board’s general oversight. Each Fund has delegated proxy voting to the Adviser with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Adviser has adopted its own Proxy Voting Policies and Procedures (Policies), and Proxy Voting Guidelines (Guidelines) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of a Fund, and the interests of the Adviser and its affiliates. The Policies are included in Appendix A.

You may obtain information about how each Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC’s website at www.sec.gov or by visiting our website at www.Xtrackers.com (click on “proxy voting” at the bottom of the page).

Portfolio Holdings Information

The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Board must approve all material amendments to this policy.

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The Funds’ portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchanges via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of each Fund. The Trust, the Adviser and the Administrator will not disseminate non-public information concerning the Trust.

Construction and Maintenance of the Underlying Indexes

Descriptions of the Solactive High Yield Corporate Bond – Interest Rate Hedged Index, Solactive Investment Grade Bond – Interest Rate Hedged Index, Solactive Emerging Markets Bond – Interest Rate Hedged Index, and Solactive Municipal Infrastructure Revenue Bond Index (collectively, the “Solactive Indexes”) are provided below.

Solactive High Yield Corporate Bond – Interest Rate Hedged Index

Number of Components: approximately 1,173

The Solactive High Yield Corporate Bond – Interest Rate Hedged Index is designed to track the performance of a basket of U.S. dollar-denominated high yield liquid corporate bonds. The Underlying Index is comprised of (a) long positions in U.S. dollar-denominated high yield corporate bonds and (b) short positions in U.S. Treasury notes or bonds (“Treasury Securities”) of, in aggregate, approximate equivalent duration to the high yield bonds.

The universe of bonds eligible for inclusion in the long position in the Underlying Index are those bonds that fulfill the following conditions:

•	Corporate debt (excluding government debt, quasi-government debt, debt guaranteed or backed by governments, Regulation S securities, municipal bonds, Brady bonds and restructured bonds, private placements except 144A series);

•	Bonds that are classified as fixed coupon bonds, step-up bonds driven by rating, medium term note (“MTNs”), callable and putable bonds and 144A securities (excluding zero coupon bonds, floating/variable coupon bonds, convertibles, inflation-linked bonds, perpetual bonds, accrued only bonds, Eurobonds, sinker, step-up bonds not driven by rating, pay-in-kind bonds);

•	Covered bonds and notes may not be included in the Underlying Index;

•	Issued in developed markets, as classified by the Index Provider to include the following countries as of October 2014: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Iceland, Ireland, Italy, Japan, Greece, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States;

•	Time to maturity must be at least one year;

•	Time to maturity at issuance must be 15 years or less;

•	Bonds must be U.S. dollar denominated;

•	Amount outstanding of each bond must be at least $400 million;

•	Issuer must have at least $1 billion in total principal amount outstanding;

•	Must be rated by at least one of Moody’s Investors Services (“Moody’s”) and Standard & Poor’s Ratings Services. The average rating calculated from available ratings should be sub-investment grade.

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Solactive Investment Grade Bond – Interest Rate Hedged Index

Number of Components: approximately 1,685

The Solactive Investment Grade Bond – Interest Rate Hedged Index is designed to track the performance of a basket of U.S. dollar-denominated investment grade liquid corporate bonds. The Underlying Index is comprised of (a) long positions in U.S. dollar-denominated investment-grade corporate bonds and (b) short positions in U.S. Treasury Securities of, in aggregate, approximate equivalent duration to the investment-grade corporate bonds.

The universe of bonds eligible for inclusion in the long position in the Underlying Index are those bonds that fulfill the following conditions:

•	Corporate debt (excluding government debt, quasi-government debt, debt guaranteed or backed by governments, Regulation S securities, municipal bonds, Brady bonds and restructured bonds, private placements except 144A series);

•	Bonds that are classified as fixed coupon bonds, step-up bonds driven by rating, medium term note (“MTNs”), callable and putable bonds and 144A securities (excluding zero coupon bonds, floating/variable coupon bonds, convertibles, inflation-linked bonds, perpetual bonds, accrued only bonds, Eurobonds, sinker, step-up bonds not driven by rating, pay-in-kind bonds);

•	Covered bonds and notes may not be included in the Underlying Index;

•	Issued in developed markets, as classified by the Index Provider to include the following countries as of October 2014: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Iceland, Ireland, Italy, Japan, Greece, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States;

•	Time to maturity must be at least three years (or three and a half years upon entrance to the Underlying Index);

•	Bonds must be U.S. dollar denominated;

•	Amount outstanding of each bond must be at least $750 million;

•	Issuer must have at least $2 billion in total principal amount outstanding;

•	Must be rated by at least one of Moody’s Investors Services (“Moody’s”) and Standard & Poor’s Ratings Services. The average rating calculated from available ratings should be investment grade.

Solactive Emerging Markets Bond – Interest Rate Hedged Index

Number of Components: approximately 204

The Solactive Emerging Markets Bond – Interest Rate Hedged Index is designed to track the performance of a basket of U.S. dollar-denominated emerging markets bonds. The Underlying Index is comprised of (a) long positions in U.S. dollar-denominated emerging markets bonds and (b) short positions in U.S. Treasury Securities of, in aggregate, approximate equivalent duration to the emerging markets bonds.

The universe of bonds eligible for inclusion in the long position in the Underlying Index are those bonds that fulfill the following conditions:

•	Government debt or quasi-government debt (excluding Regulation S securities and private placements except 144A series);

•	Bonds that are classified as fixed coupon bonds, callable and putable bonds and zero coupon bonds (excluding floating rate bonds, variable coupon bonds, convertibles, inflation-linked bonds, accrued only bonds, pay-in kind bonds, repackaged securities linked to a security, preferred securities, bearer bonds, asset backed or other structured bonds, defaulted bonds, flat trading bonds, dual currency bonds);

•	Issued in emerging markets, as classified by the Index Provider to include the following countries as of October 2014: Argentina, Brazil, Chile, China, Colombia, Croatia, Ecuador, Egypt, El Salvador, Hungary, Indonesia, Kazakhstan, Latvia, Lebanon, Lithuania, Malaysia, Mexico, Panama, Peru, Philippines, Poland, Qatar, Romania, Russia, South Africa, Sri Lanka, Turkey, Ukraine, Uruguay and Venezuela;

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•	Time to maturity must be at least two years (or two and a half years upon entrance to the Underlying Index);

•	Amount outstanding of each bond must be at least $1 billion;

•	Bonds must be priced by a major pricing service.

All Solactive Indexes (except for Solactive Municipal Infrastructure Revenue Bond Index)

All bonds which meet the above requirements are included in the Underlying Index. The Underlying Index is rebalanced on the last business day of each month (the “Selection Day”). Newly issued bonds which meet the requirements are generally added to the Underlying Index three days prior to the last business day of each month. Additionally, three days prior to the last business day of each month, any Underlying Index components which no longer meet the above requirements are removed from the Underlying Index. The composition of the Underlying Index is ordinarily adjusted monthly on the last business day of the month (the “Adjustment Day”). On each Adjustment Day each index component is weighted proportionally according to its market capitalization. The percentage weight of any index component is capped at 3% on the Selection days (with respect to the Solactive High Yield Corporate Bond – Interest Rate Hedged Index and Solactive Investment Grade Bond – Interest Rate Hedged Index) and 5% on the Selection Days (with respect to the Solactive Emerging Markets Bond – Interest Rate Hedged Index). The excess weight is allocated proportionally to all index components whose percentage weights are not capped.

The bonds included in the short position in the Underlying Index are selected using the following method: The five cheapest-to-deliver treasury bonds for U.S. Treasury futures are selected. All five cheapest-to-deliver bonds can be included in the Underlying Index. A bond will not be included if it receives a weight of 0%.

On the respective Selection Day prior to the Adjustment Day, weights of the five cheapest-to-deliver Treasury bonds selected for the short position are calculated as follows: bonds in the long position are divided into five buckets corresponding to the five selected cheapest-to-deliver Treasury bonds; each bond is grouped with the cheapest-to-deliver Treasury bond with the closest duration match. The par amount of each Treasury bond is assigned such that the duration of the Treasury bond is equal to the aggregate duration of all bonds in the corresponding bucket. In the case where the combined market value of the short positions is not equal to the market value of the long position, the market value of the longest and shortest Treasury bonds in the short position are adjusted so that the total market value of the long position and short position agree while holding the aggregate duration constant.

Solactive Municipal Infrastructure Revenue Bond Index

Number of Components: approximately 1,004

Index Description. The Underlying Index is designed to track the returns of the segment of the U.S. long term tax-exempt bond market, consisting of infrastructure revenue bonds.

The universe of municipal securities eligible for inclusion in the Underlying Index are those municipal bonds that fulfill the following conditions:

(a) Subject to a public offering;

(b) Amount outstanding of each bond must be at least $40 million where, subject to the following additional conditions:

 1. Bonds with an amount outstanding of less than $100 million may only be included if they are issued after January 1, 2012.

 2. Bonds with an amount outstanding of more than $100 million may be included regardless of issue date.

(c) Deal size of at least $100 million;

(d) Federal tax free (bonds subject to the AMT and state and local taxes) may be included in the Underlying Index without limit;

(e) Investment-grade rating by either Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc.;

(f) Fixed-rate coupon payment (zero coupon bonds may not be included in the Underlying Index);

(g) Bonds must not be pre-refunded / escrowed to maturity;

(h) Time to maturity must be at least 10 years or longer;

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(i) Callable securities must not be callable within the next 5 years (the next call date must not lie in the next 5 years);

(j) Purpose of the bond proceeds must be for one of the following areas:

 1. Transportation (airports, seaports, bridges, toll roads, tunnels, parking facilities, or similar)

 2. Recreation (convention centers, stadiums, sports complexes, or similar)

 3. Utility (electric public power, water/sewer, sanitation, or similar)

 4. Industrial Economic Development (solid waste recovery, malls, shopping centers, or similar)

 5. The following industries are excluded: higher education, pollution control, housing, health care and tobacco;

(k) Proceeds of debt must be used for infrastructure purposes and principal and interest repayment must come from a pledged revenue source (e.g. tolls, sales tax, registration fees, user fees) or a double-barreled revenue stream (pledged revenue stream and a general obligation pledge);

(l) Municipal bonds, which are paid back solely using a general obligation pledge or an appropriation, may not be included in the Underlying Index;

(m) Municipal bonds from Puerto Rico which are classified as “Sales Tax” may not be included in the Underlying Index; and

(n) Municipal bonds where the obligor is a corporation may not be included in the Underlying Index.

All municipal bonds which meet the above requirements are included in the Underlying Index. The Underlying Index is rebalanced on the last business day of each month. Newly issued municipal bonds which meet the requirements are generally added to the Underlying Index five days prior to the last business day of each month. Additionally, five days prior to the last business day of each month, any Underlying Index components which no longer meet the above requirements are removed from the Underlying Index.

Investment Limitations

The Board has adopted as non-fundamental policies the investment objectives of the Funds discussed in this SAI. Therefore, each of these Funds may change its investment objective and its Underlying Index without a Shareholder vote.

Fundamental Policies

The Board has adopted as fundamental policies for each Fund, the investment restrictions numbered 1 through 6 below. The restrictions for each Fund cannot be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, and (b) more than 50% of outstanding voting securities.

Each Fund will not:

1. Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a Fund will concentrate to the extent that its underlying index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political sub-divisions are not considered to be issued by members of any industry;

2. Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques; to the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law;

3. Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;

4. Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;

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5. Purchase or sell real estate unless acquired as a result of ownership of securities or other investments (but this restriction shall not prevent each Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with each Fund’s investment objectives and policies); or

6. Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act, the disposing of portfolio securities.

For purposes of the concentration policy in investment limitation (1), municipal securities with payments of principal or interest backed by the revenue of a specific project are considered to be issued by a member of the industry which includes such specific project.

Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits a fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, and firm commitment agreements, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.

Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

As a matter of fundamental policy, the Xtrackers Municipal Infrastructure Revenue Bond ETF will:

Under normal circumstances, have at least 80% of its net assets (plus the amount of any borrowings for investment purposes) invested in securities of municipalities across the United States which are classified as “municipal infrastructure revenue” bonds based on the Underlying Index’s criteria, as well as in other securities whose income is free from regular federal income tax. The Fund considers any investments in municipal securities that pay interest subject to the AMT as part of the 80% of the Fund’s net assets that must be invested in municipal securities.

Non-Fundamental Policies

In addition to the investment limitations adopted as fundamental as set forth above, each Fund observes the following restrictions, which may be changed by the Board without a Shareholder vote. A Fund will not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in-kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short;

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin;

3. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on
Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act;

4. Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities); and

5. Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid securities.

If any percentage restriction described above is complied with at the time of investment, a later increase or decrease in percentage resulting from any change in value or total or net assets will not constitute in a violation of such restriction, except that fundamental limitation (2) will be observed continuously in accordance with applicable law.

Each Fund, except the Xtrackers Municipal Infrastructure Revenue Bond ETF, has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities of issuers specified in the applicable Fund’s name. The Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF will normally invest at least 80% of its net assets,

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plus the amount of any borrowings for investment purposes, in high yield corporate bonds. The Xtrackers Investment Grade Bond – Interest Rate Hedged ETF will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investment grade corporate bonds. The Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes in U.S. dollar-denominated sovereign bonds issued by emerging market countries. Each Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. In addition, each Fund will invest at least 80% of its total assets, but typically far more, in instruments that comprise its respective Underlying Index.

The Xtrackers Municipal Infrastructure Revenue Bond ETF has adopted a non-fundamental investment policy such that the Fund may invest in shares of other open-end management investment companies or unit investment trusts subject to the limitations of
Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that if the Fund has knowledge that its Shares are purchased by another investment company investor in reliance on the provisions of subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act, the Fund will not acquire any securities of other open-end management investment companies or unit investment trusts in reliance on the provisions of subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act.

Management

Trustees and Officers. The Board has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by the Adviser and other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified. Each officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (the “Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of the date of this SAI, the Fund Complex consists of the Trust’s 35 operational funds, as well as the mutual funds advised by affiliates of the Adviser.

Independent Trustees

Name, Year of Birth and Address	Position(s) Held with Fund	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Stephen R. Byers (1953) 345 Park Avenue New York, New York 10154	Trustee, Chairman of the Board and Member of the Audit and Nominating Committees; formerly, Lead Independent Trustee	Trustee since 2011 (Chairman of the Board since 2016; formerly, Lead Independent Trustee, 2015-2016)	Independent Director (2011-present); Independent Consultant (2014-present); formerly, Director of Investment Management, the Dreyfus Corporation (2000-2006) and Vice Chairman and Chief Investment Officer (2002-2006).	35	The Arbitrage Funds; Sierra Income Corporation; Mutual Fund Directors Forum.

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George O. Elston (1964) 345 Park Avenue New York, New York 10154	Trustee, Chairman of the Audit Committee and Member of the Nominating Committee	Trustee since 2011 (Chairman of the Audit Committee since 2015)	Chief Executive Officer, 2X Oncology, Inc. (2017-present); Senior Vice President and Chief Financial Officer, Juniper Pharmaceuticals, Inc. (2014-2016); Senior Vice President and Chief Financial Officer, KBI BioPharma Inc. (2013-2014); Managing Partner, Chatham Street Partners (2010-2013).	35

J. David Officer (1948) 345 Park Avenue New York, New York 10154	Trustee, Chairman of the Nominating Committee and Member of the Audit Committee	Trustee since 2011 (Chairman of the Nominating Committee since 2015)	Independent Director (2010-present); formerly, Vice Chairman, the Dreyfus Corporation (2006-2009); President, The Dreyfus Family of Funds, Inc. (2006-2009).	35	Ilex Partners (Asia), LLC; Old Westbury Funds.

Interested Trustee

Name, Year of Birth and Address	Position(s) Held with Fund	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Michael Gilligan (1966) 345 Park Avenue New York, New York 10154	Trustee Treasurer, Chief Financial Officer and Controller	Trustee since 2016; Treasurer, Chief Financial Officer and Controller since 2010	Director in the Finance Division at Deutsche Bank AG (2008-present); Manager, Treasurer and Chief Financial Officer of the Adviser (2010-present); Chief Financial Officer of Global Passive Asset Management Platform (2012-present).	35	The Adviser, DBX Strategic Advisors LLC and DB Commodity Services LLC

Officers

Name, Year of Birth and Address	Position(s) Held with Fund	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Freddi Klassen (1975) 345 Park Avenue New York, New York 10154	President and Chief Executive Officer	Since 2016	Director in the Deutsche Asset Management Division at Deutsche Bank AG and Chief Operating Officer in the Americas for the Passive Asset Management Department (2014-present) and Trading and Product Development teams (2016-present); Manager and Chief Operating Officer of the Adviser (2016-present); Global Chief Operating Officer for Equities Technology in the Investment Bank Division at Deutsche Bank AG (2013-2014); Chief Operating Officer for Exchange Traded Funds and Systematic Funds in Europe (2008-2013).

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Fiona Bassett (1974) 345 Park Avenue New York, New York 10154	Chief Operating Officer	Since 2014	Managing Director in the Deutsche Asset Management Passive Asset Management Group at Deutsche Bank AG and Head of Passive Americas Asset Management Platform (2014-present); Manager and Chief Executive Officer and Chief Investment Officer of the Adviser (2014-present); Managing Director, COO Global Key Projects and Integration at Deutsche Asset Management (2012-2014); Managing Director at Deutsche Bank AG (2004-2012).

Frank Gecsedi (1967) 60 Wall Street New York, New York 10005	Chief Compliance Officer	Since 2010	Director in the Deutsche Asset Management Compliance Department (2016-present), Vice President in the Deutsche Asset Management Compliance Department at Deutsche Bank AG (2013-2016) and Chief Compliance Officer of the Adviser (2010-present); Vice President in Deutsche Bank’s Global Markets Legal, Risk and Capital Division (2010-2012).

Bryan Richards (1978) 345 Park Avenue New York New York 10154	Vice President	Since 2016	Director in the Deutsche Asset Management Division at Deutsche Bank A.G. and has served as a Portfolio Manager in the Passive Asset Management business since 2011. Also at Deutsche Bank, Mr. Richards served as the primary portfolio manager for the PowerShares DB Commodity ETFs until their sale in 2015.

Leslie Lowenbraun (1953) 60 Wall Street New York, New York 10005	Secretary	Since 2016	Vice President in U.S. Retail Passive Legal of Deutsche Asset Management at Deutsche Bank AG (2014-present) and Chief Legal Officer of the Adviser (2017-present); Counsel at Skadden, Arps, Slate, Meagher & Flom LLP (2005-2014).

Board Leadership, Structure and Oversight Responsibilities.

Board Structure. As noted above, the Board is responsible for oversight of the Funds, including oversight of the duties performed by the Adviser for the Funds under the investment advisory agreement (the “Investment Advisory Agreement”). The Board generally meets in regularly scheduled meetings four times a year and may meet more often as required.

Mr. Byers serves as Chairman of the Board. The Board is comprised of a super-majority (75 percent) of Independent Trustees. The Independent Trustees are advised by independent legal counsel and are represented by such independent legal counsel at Board and committee meetings. The chairmen of the Audit Committee and Nominating Committee (each of which consists solely of Independent Trustees) serve as liaisons between the Adviser and other service providers and the other Independent Trustees. Each such chairman is an Independent Trustee.

The Board regularly reviews its Committee structure and membership and believes that its current structure is appropriate based on the fact that the Independent Trustees constitute a super-majority of the Board, the role of the Committee chairmen (who are Independent Trustees), the assets and number of Funds overseen by the Trustees, as well as the nature of each Fund’s business as an ETF, which is managed to track the performance of a specified index.

Risk Oversight. The Funds are subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its Committees, as part of its oversight responsibilities, oversees the services provided by the Adviser and the Trust’s other service providers in connection with the management and operations of the Funds, as well as their associated risks. Under the oversight of the Board, the Trust, the Adviser and other service providers have adopted policies, procedures and controls to address these risks. The Board, directly and through its Committees, receives and reviews information from the Adviser, other service providers, the Trust’s

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independent registered public accounting firm and Trust counsel to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding the Funds’ investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, the Funds’ investment objectives, policies and restrictions, and reviews any areas of non-compliance with the Funds’ investment policies and restrictions. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to the policies and procedures and quarterly reports on any material compliance issues that arose during the period.

Experience, Qualifications and Attributes. The Board has concluded, based on each Trustee’s experience, qualifications and attributes, that each Board member should serve as a Trustee. Following is a brief summary of the information that led to this conclusion.

Mr. Stephen Byers. Mr. Byers gained extensive experience with a variety of financial, accounting, management, regulatory and operational issues facing funds through his more than 30 years of experience on the boards and/or in senior management of such companies as The Arbitrage Funds, Sierra Income Corporation, Mutual Fund Directors Forum, College of William and Mary, Graduate School of Business, Lighthouse Growth Advisors LLC, Founders Asset Management, LLC, The Dreyfus Corporation, Gruntal & Co., LLC, Painewebber, Citibank/Citicorp and American Airlines. Mr. Byers possesses a strong understanding of the regulatory framework under which registered investment companies must operate and can provide management input and investment guidance to the Board.

Mr. George Elston. Through his prior positions on the boards and in senior management of such companies as Juniper Pharmaceuticals, Inc., KBI BioPharma, Inc., Celldex Therapeutics, Inc., Optherion, Inc. and Elusys Therapeutics, Mr. Elston has experience with a variety of financial, management, regulatory and operational issues as well as experience with marketing and distribution. Mr. Elston also has experience as a managing partner of Chatham Partners LLC, as the Senior Vice President and Chief Financial Officer at Juniper Pharmaceuticals, Inc. and as the Chief Executive Officer at 2X Oncology, Inc.

Mr. David Officer. Mr. Officer has over 30 years of experience in the financial services industry and related fields, including his positions on the boards and/or in senior management of such companies as Ilex Partners (Asia), LLC, Old Westbury Funds, MAN Long/Short Fund, GLG Investment Series Trust, The Bank of New York Mellon, The Dreyfus Corporation, Laurel Capital Advisors and Bank of New England. In addition to his experience with financial, investment and regulatory matters, Mr. Officer has extensive accounting knowledge through his education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor at his previous positions.

Mr. Michael Gilligan. In addition to his tenure as Director in the Finance Division at Deutsche Bank AG, Mr. Gilligan serves as the Manager, Treasurer and Chief Financial Officer of the Adviser and as the Chief Financial Officer of the Global Passive Asset Management Platform. Therefore, Mr. Gilligan has extensive knowledge of the financial and regulatory framework under which investment companies operate, including with respect to exchange-traded funds.

Committees of the Board of Trustees. The Board has two standing committees, the Audit Committee and the Nominating Committee, and has delegated certain responsibilities to those Committees.

Messrs. Byers, Elston and Officer currently serve as members of the Audit Committee. Mr. Elston currently serves as the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve the selection, retention, termination and compensation of the Trust’s independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm’s audit activity, (iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust’s internal controls. The Audit Committee met four times during the fiscal year ended May 31, 2017.

Messrs. Byers, Elston and Officer currently serve as members of the Nominating Committee. Mr. Officer currently serves as the Chairman of the Nominating Committee. The Nominating Committee has the responsibility, among other things, to identify and recommend individuals for Board membership, and evaluate candidates for Board membership. The Board will consider recommendations for trustees from Shareholders. Nominations from Shareholders should be in writing and sent to the Board to the attention of the Chairman of the Nominating Committee, as described below under the caption “Shareholder Communications to the Board.” During the fiscal year ended May 31, 2017, the Nominating Committee did not meet.

Shareholder Communications to the Board. Shareholders may send communications to the Trust’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

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The table below sets forth the compensation paid to each Trustee during calendar year 2016:

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund and Fund Complex
Stephen R. Byers*(1)	$135,750	Not Applicable	Not Applicable	$135,750
George O. Elston*(2)	$131,500	Not Applicable	Not Applicable	$131,500
J. David Officer*	$123,000	Not Applicable	Not Applicable	$123,000
Michael Gilligan	None	Not Applicable	Not Applicable	None

[1]	Includes compensation as Independent Chairman of the Board.
[2]	Includes compensation as Chairman of the Audit Committee.
*	Includes compensation as a member of the Audit Committee.

Trustee Ownership of Fund Shares. The following table shows the dollar range of Fund shares beneficially owned by each Trustee as of December 31, 2016.

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES FOR EACH FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
Stephen R. Byers	None	$50,001 - $100,000
George O. Elston	None	None
J. David Officer	None	None
Michael Gilligan	None	None

As of December 31, 2016, as to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities of the Adviser or the Distributor, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

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Control Persons and Principal Holders of Securities.

As of August 31, 2017, the officers and Trustees as a group owned beneficially less than 1% of the shares of any of the Funds.

Although the Funds do not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants, as of August 31, 2017, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund is set forth in the table below:

Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF:

Name and Address	Percentage Ownership
Goldman Sachs & Co. 30 Hudson Street Proxy Department Jersey City, NJ 07302	25.65%

Merrill Lynch, Pierce, Fenner & Smith Inc./8862 MLPF&S TS SUB 4804 Deerlake Dr. E. Jacksonville, FL 32246	19.27%

Merrill Lynch, Pierce, Fenner & Smith 200 North College Avenue Charlotte, NC 28255	13.13%

T.D. Ameritrade 1005 N. Ameritrade Place Bellevue, NE 68005	9.91%

Charles Schwab & Co., Inc. 2423E Lincoln Drive Phoenix, AZ 85016-1215	7.50%

National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	5.98%

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Xtrackers Investment Grade Bond – Interest Rate Hedged ETF:

Name and Address	Percentage Ownership
FOLIOfn Investments, Inc. 8180 Greensboro Drive, 8th Floor McLean, VA 22102	34.14%

Charles Schwab & Co., Inc. 2423E Lincoln Drive Phoenix, AZ 85016-1215	15.36%

National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	14.85%

J.P. Morgan Clearing Corp. Corporate Actions Department 14201 Dallas Parkway, 12th Fl. Dallas, TX 75254	11.98%

T.D. Ameritrade 1005 N. Ameritrade Place Bellevue, NE 68005	5.32%

Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF:

Name and Address	Percentage Ownership
T.D. Ameritrade 1005 N. Ameritrade Place Bellevue, NE 68005	73.66%

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Goldman Sachs & Co. 30 Hudson Street Proxy Department Jersey City, NJ 07302	9.63%

First Clearing LLC 2801 Market Street St. Louis, MO 63103	8.94%

Xtrackers Municipal Infrastructure Revenue Bond ETF:

Name and Address	Percentage Ownership
Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	27.66%

Merrill Lynch, Pierce, Fenner & Smith Inc./8862 MLPF&S TS SUB 4804 Deerlake Dr. E Jacksonville, FL 32246	16.36%

National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	15.93%

Pershing LLC One Pershing Plaza Jersey City, NJ 07399	8.23%

T.D. Ameritrade 1005 N. Ameritrade Place Bellevue, NE 68005	5.65%

Raymond James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	5.21%

Investment Advisory, Administrative and Distribution Services

Investment Adviser. DBX Advisors LLC serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement between the Trust and the Adviser. The Adviser is a Delaware limited liability company and was registered as an investment adviser under the Investment Advisers Act of 1940, as amended, in August 2010. DBX Advisors LLC was formed in June 2010 and is an indirect, wholly-owned subsidiary of Deutsche Bank AG.

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Under the Investment Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages and administers the Trust and manages the duties of the investment and reinvestment of the Fund’s assets.

For its investment advisory services to the Funds, the Adviser is entitled to receive a unitary management fee from each Fund based on the Fund’s average daily net assets at an annual rate of: 0.35% with respect to Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF, 0.25% with respect to Xtrackers Investment Grade Bond – Interest Rate Hedged ETF, 0.45% with respect to Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF, and 0.30% with respect to Xtrackers Municipal Infrastructure Revenue Bond ETF.

Under the Investment Advisory Agreement, the Adviser is responsible for substantially all expenses of the Funds (including the payments to a sub-adviser, if any, the cost of transfer agency, custody, fund administration, compensation paid to the Independent Trustees in respect of the Independent Trustees’ service to the Fund (“Independent Trustee Fees”), legal, audit and other services) except for the fee payments under the Investment Advisory Agreement, interest expense, taxes, brokerage expenses, future distribution fees or expenses, litigation expenses and other extraordinary expenses.

For each Fund’s last three fiscal years, the management fees paid by the Funds were as follows:

2015 Fiscal Year
Fund	Fee paid
HYIH	$12,147
IGIH	$3,749
EMIH	$7,447
RVNU	$55,503

2016 Fiscal Year
Fund	Fee paid
HYIH	$41,275
IGIH	$11,986
EMIH	$29,923
RVNU	$74,358

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2017 Fiscal Year
Fund	Fee paid
HYIH	$36,560
IGIH	$12,062
EMIH	$28,933
RVNU	$170,622

For each Fund’s last three fiscal years, the management fees paid by the Adviser to the Fund’s prior sub-advisers, TDAM and DIMA, respectively, were as follows:

2015 Fiscal Year
Fund	Fee paid
HYIH	$1,222
IGIH	$679
EMIH	$670
RVNU	$9,251

2016 Fiscal Year
Fund	Fee paid
HYIH	$3,383
IGIH	$1,769
EMIH	$2,212
RVNU	$12,427

	2017 Fiscal Year
Fund	Fee paid	Sub-Adviser Termination Date (end of day)
HYIH	$981	September 13, 2016
IGIH	$521	September 13, 2016
EMIH	$667	September 13, 2016
RVNU	$26,855	May 12, 2017

The Investment Advisory Agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act)

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of the applicable Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the applicable Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the applicable Fund’s outstanding voting securities (as defined in the 1940 Act). The Investment Advisory Agreement is also terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Index Provider

Solactive has granted to the Adviser a license to use each Underlying Index. The Adviser sublicenses rights in each Underlying Index to the Trust at no charge. The Calculation Agent, using the Index Provider’s rules-based methodology, will calculate, maintain and disseminate the Solactive Indexes on a daily basis. The Adviser will monitor the results produced by the Calculation Agent to help ensure that the Solactive Indexes are being calculated in accordance with the rules-based methodology. In addition, the Adviser and the Index Provider have established policies and procedures designed to prevent non-public information about pending changes to the Solactive Indexes from being used or disseminated in an improper manner. Furthermore, the Adviser and the Index Provider have established policies and procedures designed to prevent improper use and dissemination of non-public information about the Funds’ portfolio strategies and to prevent the Funds’ portfolio managers from having any influence on the construction of the Solactive Indexes methodology. Solactive is not affiliated with the Funds, the Adviser, the Bank of New York Mellon Corporation, the Fund’s distributor or any of their respective affiliates.

The Funds are not sponsored, endorsed, sold or promoted by Solactive or any affiliate of Solactive. Neither Solactive nor any other party makes any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding advisability of investing in funds generally or in these Funds particularly or the ability of the Underlying Indexes to track general stock market performance. Solactive is the licensor of certain trademarks, service marks and trade names of Solactive and of the Underlying Indexes which is determined, composed and calculated by Solactive without regard to the Trust, the Adviser or the Funds. Solactive has no obligation to take the needs of the Adviser or the owners of the Funds into consideration in determining, composing or calculating the Underlying Indexes. Solactive is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by which each Fund is redeemable for cash. Neither Solactive nor any other party has any obligation or liability to owners of the Funds in connection with the administration, marketing or trading of the Funds.

Although Solactive shall obtain information for inclusion in or for use in the calculation of the Underlying Index from sources that Solactive considers reliable, neither Solactive nor any other party guarantees the accuracy and/or the completeness of the Underlying Indexes or any data included therein. Neither Solactive nor any other party makes any warranty, express or implied, as to results to be obtained by licensee, licensee’s customers and counterparties, owners of each Fund, or any other person or entity from the use of the Underlying Indexes or any data included hereunder or for any other use. Solactive hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Solactive or any other party have any liability for direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Manager of Managers Structure. The Adviser and the Trust may rely on an exemptive order (the “Order”) from the SEC that permits the Adviser to enter into investment sub-advisory agreements with sub-advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board, selects sub-advisers for each Fund and supervises, monitors and evaluates the performance of each sub-adviser.

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The Order also permits the Adviser, subject to the approval of the Board, to replace sub-advisers and amend investment sub-advisory agreements, including fees, without shareholder approval whenever the Adviser and the Board believe such action will benefit a Fund and its shareholders. The Adviser thus has the ultimate responsibility (subject to the ultimate oversight of the Board) to recommend the hiring and replacement of sub-advisers as well as the discretion to terminate any sub-adviser and reallocate a Fund’s assets for management among any other sub-adviser(s) and itself. This means that the Adviser is able to reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. Pursuant to the Order, the Adviser is not required to disclose its contractual fee arrangements with any sub-adviser. The Adviser compensates each sub-adviser out of its management fee.

Potential Conflicts of Interest. The Adviser is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Adviser is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Adviser may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Adviser is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Adviser’s advisory clients, including the Fund. The Adviser has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund’s Board.

Portfolio Managers. Set forth below is additional information regarding the individuals identified in the Prospectus as primarily responsible for the day-to-day management of the Funds (“Portfolio Managers”).

DBX Advisors LLC

Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Mr. Richards is a Director with Deutsche Asset Management and has served as a Portfolio Manager in the Passive Asset Management business since 2011. Prior to his current role, Mr. Richards served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund, and at XShares Advisors, on behalf of an ETF issuer based in New York. At Deutsche Bank, Mr. Richards served as the primary portfolio manager for the PowerShares DB Commodity ETFs until their sale in 2015. He is currently responsible for the DBXA-managed ETFs as well as oversight of DBXA-sub-advised funds. Mr. Richards earned a BS in Finance from Boston College and is a CFA Charterholder.

Mr. Matsui is a Director with Deutsche Asset Management and has served as a Portfolio Manager in the Passive Asset Management business since 2016. Prior to joining the Passive Asset Management business, Mr. Matsui served as a Managing Director and Portfolio Manager for Charles Schwab Investment Management, Inc. (CSIM) where he was responsible for the day-to-day co-management of Schwab’s taxable bond funds and the Schwab Fixed-Income ETFs. Before joining CSIM in 2010, Mr. Matsui was an associate Portfolio Manager on the Beta Management team at BNY Mellon and an analyst in the portfolio analytics group at BlackRock Solutions. Mr. Matsui earned an MBA from the University of Hawaii, with an emphasis in Finance and a minor in Japanese. He is a CFA Charterholder and has earned the Financial Risk Manager (FRM) certification.

Mr. Dora is a Vice President with Deutsche Asset Management and has served as a Portfolio Manager in the Passive Asset Management business since 2016. Prior to his current role, Mr. Dora was responsible for trading and market making of European fixed income ETFs, structured funds, index swaps and options within the Fixed Income Derivatives Group in Corporate Banking & Securities, based out of London. Mr. Dora has a BTech and MTech (dual degree) in Industrial Engineering & Management from the Indian Institute of Technology Kharagpur.

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Mr. Bridgeforth is an Assistant Vice President with Deutsche Asset Management and has served as a Portfolio Manager in the Passive Asset Management business since 2016. Prior to his current role, Mr. Bridgeforth was an Associate Portfolio Manager for Charles Schwab Investment Management, Inc. (CSIM) where he co-managed Schwab’s taxable bond funds and the Schwab Fixed-Income ETFs. Prior to his Portfolio Manager role, Mr. Bridgeforth served as an Associate Trading Assistant in fixed income with CSIM. Mr. Bridgeforth earned a Bachelor of Science in Finance from the University of Arizona and has passed the first level of the CFA program.

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Certain Portfolio Manager Information

The tables below show the number of accounts managed by each Portfolio Manager and the total assets in the accounts, as of May 31, 2017, in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

For each portfolio manager listed below, the total number of accounts managed is a reflection of all accounts they oversee or manage.

The following table provides information relating to accounts managed by Mr. Richards:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	34	0	1
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$14,058	$0	$85
Assets Managed with Performance-Based Fees	$0	$0	$0

The following table provides information relating to accounts managed by Mr. Matsui:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	7	0	0
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$281	$0	$0
Assets Managed with Performance-Based Fees	$0	$0	$0

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The following table provides information relating to accounts managed by Mr. Dora:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	7	0	0
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$281	$0	$0
Assets Managed with Performance-Based Fees	$0	$0	$0

The following table provides information relating to accounts managed by Mr. Bridgeforth:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	7	0	0
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$281	$0	$0
Assets Managed with Performance-Based Fees	$0	$0	$0

Portfolio Manager Ownership of Fund Shares

The following table lists the dollar range (None, $1,-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $501,000-$1,000,000, over $1 million) of Fund shares beneficially owned by the primary portfolio manager(s) as of May 31, 2017.

Primary Portfolio Managers	Fund	Dollar Range of Fund Shares Beneficially Owned
Bryan Richards	HYIH	$1-$10,000
	EMIH	$1-$10,000
Brandon Matsui	HYIH	$1-$10,000
	IGIH	$1-$10,000
	EMIH	$10,001-$50,000
	RVNU	$1-$10,000
Tanuj Dora	HYIH	$1-$10,000
	IGIH	$1-$10,000
	RVNU	$1-$10,000
Alexander Bridgeforth	—	None

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Portfolio Manager Compensation

The Adviser and its affiliates are part of the Deutsche Bank Group of companies. As employees of a company in the Deutsche Bank Group, portfolio managers are paid on a total compensation basis, which includes fixed pay (base salary) and variable compensation (“VC”), as follows:

•	Fixed pay is the key and primary element of compensation and reflects the value of the individual’s role and function within the organization. It rewards factors that an employee brings to the organization such as skills and experience, while reflecting regional and divisional (i.e., Deutsche Asset Management) specifics. Fixed pay levels play a significant role in ensuring competitiveness of the Adviser and its affiliates in the labor market, thus benchmarking provides a valuable input when determining fixed pay levels.

•	VC is a discretionary compensation element that enables the Adviser and its affiliates to provide additional reward to employees for their performance and behaviors, while reflecting Deutsche Bank Group affordability and the financial situation of Deutsche Bank AG (the “Bank”) and Deutsche Asset Management, the Bank’s asset management division. VC aims to:

o	Recognize that every employee contributes to Deutsche Bank AG’s success through the Deutsche Bank Group component of VC (Group Component);

o	Reflect individual performance through discretionary individual VC (Individual Component); and

o	Reward outstanding contributions at the junior levels through the discretionary recognition award.

Employee seniority as well as divisional and regional specifics determine which VC elements are applicable for a given employee and the conditions under which they apply. Both group and individual components may be awarded in shares or share-based instruments and under deferral arrangements.

To evaluate its investment professionals in light of and consistent with the compensation principles set forth above, the Adviser and its affiliates review investment performance for all accounts managed in relation to a Fund’s Underlying Index. When determining total compensation, the Adviser and its affiliates consider a number of quantitative, qualitative and other factors:

•	Quantitative measures (e.g., tracking error, tracking difference and tax efficiency) are utilized to measure performance.

•	Qualitative measures (e.g., adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.

•	Other factors (e.g., non-investment related performance, teamwork, adherence to compliance rules, risk management and “living the values” of the Adviser and its affiliates) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

Potential Conflicts of Interest

Because the Portfolio Managers manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. The Portfolio Managers may manage other portfolios, such as separately-managed accounts, that have a similar investment style as the Fund. However, the portfolios managed by a Portfolio Manager may not have portfolio compositions identical to those of the Fund managed by the Portfolio Manager due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others. The Portfolio Managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one

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portfolio may vary from the performance of securities purchased for other portfolios. A Portfolio Manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a Portfolio Manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. However, the compensation structure for Portfolio Managers does not generally provide incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others. There are many other factors considered in determining the Portfolio Manager’s bonus and there is no formula that is applied to weight the factors listed (see “Certain Portfolio Manager Information” and “Portfolio Manager Compensation”). For additional information regarding potential conflicts of interest faced by the Adviser, see “Investment Advisory, Administrative and Distribution Services – Potential Conflicts of Interest.”

Codes of Ethics. The Trust, the Adviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Fund. The Codes of Ethics are on public file with, and are available from, the SEC.

Anti-Money Laundering Requirements. The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from APs to enable it to form a reasonable belief that it knows the true identity of its APs. This information will be used to verify the identity of APs or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

Administrator, Custodian and Transfer Agent. The Bank of New York Mellon (“BNYM”) serves as administrator, custodian and transfer agent for the Funds. BNYM’s principal address is 101 Barclay Street, New York, New York 10286. Pursuant to a Fund Administration and Accounting Agreement and a Corporate Services Agreement with the Trust, BNYM provides necessary administrative, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each Fund (the “Administrator”). In addition, BNYM makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to a Custody Agreement with the Trust, BNYM maintains in separate accounts cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records and provides other services (the “Custodian”). BNYM is required, upon the order of the Trust, to deliver securities held by BNYM and to make payments for securities purchased by the Trust for each Fund. Also, pursuant to the Custody Agreement, BNYM is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, BNYM acts as a transfer agent (the “Transfer Agent”) for each Fund’s authorized and issued Shares of beneficial interest and as the dividend disbursing agent of the Trust. As compensation for these services, BNYM receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly the Adviser from its management fee.

Distributor. The Distributor’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Shares of each Fund. The Distribution Agreement continues for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Units, as described in the applicable Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the applicable Prospectus and, upon request, the SAI to APs purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement for each Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

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The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund Shares. Such Soliciting Dealers must also be APs (as defined below).

The Adviser may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of Shares. The Adviser currently pays the Distributor, from the Adviser’s own resources, for such purposes.

The Adviser and/or its subsidiaries or affiliates (“Xtrackers Entities”) may pay certain broker-dealers and other financial intermediaries or solicitors (“Intermediaries”) for certain marketing or referral activities related to the Fund or other funds advised by the Adviser or its affiliates (“Xtrackers Funds”) (with such payments being “Payments”). Any Payments made by Xtrackers Entities will be made from their own assets and not from the assets of the Fund. Although a portion of Xtrackers Entities’ revenue comes directly or indirectly in part from fees paid by the Fund and other Xtrackers Funds, Payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, shares of the Fund or other Xtrackers Funds. Xtrackers Entities may make Payments for Intermediaries’ participating in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Fund or for other activities, such as participation in marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems (“Education Costs”) or the referral or introduction of investors to Xtrackers Entities. Xtrackers Entities may also make Payments to Intermediaries for certain printing, publishing and mailing costs associated with the Fund or materials relating to other Xtrackers Funds or exchange-traded funds in general (“Publishing Costs”). In addition, Xtrackers Entities may make Payments to Intermediaries that make shares of the Fund and certain other Xtrackers Funds available to their clients or for otherwise promoting the Fund and other Xtrackers Funds. Payments of this type are sometimes referred to as revenue-sharing payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options or investment adviser it will recommend or make available to its clients or what services to provide for various products based on Payments it receives or is eligible to receive, Payments create conflicts of interest between the Intermediary and its clients or contacts and these financial incentives may cause the Intermediary to recommend the Fund and other Xtrackers Funds or their investment adviser over other investments or to refer a contact to the Deutsche X-Entities. The same conflict of interest exists with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm. Ask your salesperson or visit your Intermediary’s website for more information.

Xtrackers Entities may determine to make Payments based on any number of metrics. For example, Xtrackers Entities may make Payments at year end or other intervals in a fixed amount, based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more Xtrackers Funds in a year or other period, any of which arrangements may include an agreed upon minimum or maximum payment, or any combination of the foregoing. Any payments made by the Xtrackers Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of the Fund or other Xtrackers Funds.

Certain Xtrackers Entities have established a revenue sharing arrangement with Charles Schwab & Co., Inc. (“Schwab”). Under this arrangement, Schwab has agreed not to charge its customers any trading commissions when those customers purchase or sell shares of the Funds online. In addition, Schwab will promote the availability of commission-free ETF trading to its customers.

Brokerage Transactions

The Adviser assumes general supervision over placing orders on behalf of each Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, the Adviser’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund’s Shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Adviser with the principal market makers for these securities unless the Adviser reasonably believes more favorable results are available elsewhere.

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Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

To the extent applicable and consistent with Section 28(e) of the 1934 Act, as amended, and interpretations thereunder, the Adviser may cause a Fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services and products if the Adviser determines in good faith that the commission is reasonable in relation to the services and products utilized. In addition to agency transactions, the Adviser may receive brokerage or research services and products in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services and products may include but are not limited to: economic, industry, or company research reports or investment recommendations; subscriptions to certain financial publications; market data such as stock quotes, last sale prices, trading volumes and similar data; databases and software, including, but not limited to, quantitative analytical software; and products and services that assist in effecting transactions and functions incidental thereto, including services of third-party computer systems directly related to brokerage activities and routing settlement instructions. The Adviser may use brokerage or research services and products furnished by brokers, dealers or service providers in servicing all client accounts, and not all services and products may necessarily be used in connection with the account that paid the commissions or spreads to the broker or dealer.

The Funds’ purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that the Adviser manages or advises and for which they have brokerage placement authority. If purchases or sales of portfolio securities of the Funds and one or more other accounts managed or advised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. The Adviser may deal, trade and invest for their own account in the types of securities in which the Funds may invest. The Adviser may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with the Adviser, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

Portfolio turnover may vary from year to year as well as within a year. High turnover rates may result in comparatively greater brokerage expenses and higher taxes (if you are investing in a taxable account). The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by the other institutional investors for comparable services.

Brokerage commissions for the last three fiscal years are shown in the table below:

2015 Fiscal Year
Xtrackers High Yield Corporate Bond-Interest Rate Hedged ETF	$0
Xtrackers Investment Grade Bond-Interest Rate Hedged ETF	$0
Xtrackers Emerging Markets Bond-Interest Rate Hedged ETF	$0
Xtrackers Municipal Infrastructure Revenue Bond ETF	$0

2016 Fiscal Year
Xtrackers High Yield Corporate Bond-Interest Rate Hedged ETF	$0
Xtrackers Investment Grade Bond-Interest Rate Hedged ETF	$0
Xtrackers Emerging Markets Bond-Interest Rate Hedged ETF	$0
Xtrackers Municipal Infrastructure Revenue Bond ETF	$0

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2017 Fiscal Year
Xtrackers High Yield Corporate Bond-Interest Rate Hedged ETF	$96
Xtrackers Investment Grade Bond-Interest Rate Hedged ETF	$13
Xtrackers Emerging Markets Bond-Interest Rate Hedged ETF	$0
Xtrackers Municipal Infrastructure Revenue Bond ETF	$0

Additional Information Concerning the Trust

Shares. The Trust currently is comprised of 35 operational separate investment series or portfolios called funds. Each series issues Shares of common stock, no par value. The Trust issues Shares of beneficial interest in each Fund with no par value. The Board may designate additional funds.

Each Share issued by a Fund has a pro rata interest in the assets of that Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation. Each Share has one vote with respect to matters upon which the Shareholder is entitled to vote. In any matter submitted to Shareholders for a vote, each Fund shall hold a separate vote, provided that Shareholders of all affected Funds will vote together when: (1) required by the 1940 Act or (2) the Trustees determine that the matter affects the interests of more than one Fund. Under Delaware law, the Trust is not required to hold an annual meeting of Shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of Shareholders unless required to do so under the 1940 Act. All Shares (regardless of the Fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the Shareholders.

Following the creation of the initial Creation Unit(s) of Shares of a Fund and immediately prior to the commencement of trading in the Fund’s Shares, a holder of Shares may be a “control person” of the Fund, as defined in the 1940 Act. The Fund cannot predict the length of time for which one or more Shareholders may remain a control person of the Fund.

Shareholders may make inquiries by writing to DBX ETF Trust, c/o the Distributor, ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, by email by writing to dbxquestions@list.db.com or by telephone by calling 1-855-329-3837 or 1-855-DBX-ETFS (toll free).

Termination of the Trust or a Fund. The Trust or a Fund may be terminated by a majority vote of the Board or the affirmative vote of a supermajority of the holders of the Trust or such Fund entitled to vote on termination. Although the Shares are not automatically redeemable upon the occurrence of any specific event, the Trust’s organizational documents provide that the Board will have the unrestricted power to alter the number of Shares in a Creation Unit. In the event of a termination of the Trust or a Fund, the Board, in its sole discretion, could determine to permit the Shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in kind, for cash or for a combination of cash or securities.

DTC as Securities Depository for Shares of the Funds. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, NYSE Amex Equities and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

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Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to Shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Units

General. The Trust issues and sells Shares of each Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the Fund’s NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. A Creation Unit for each Fund consists of 50,000 shares.

The Board reserves the right to declare a split or a consolidation in the number of Shares outstanding of any Fund of the Trust, and to make a corresponding change in the number of Shares constituting a Creation Unit, in the event that the per Share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

A “Business Day” with respect to each Fund is any day on which the Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, the Exchange observes the following holidays, as observed: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of securities (i.e., the Deposit Securities), which constitutes an optimized

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representation of the securities of the relevant Fund’s Underlying Index, and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund.

The Cash Component is an amount equal to the difference between the NAV of the Shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any difference between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the AP purchasing a Creation Unit.

The Adviser makes available through the NSCC on each Business Day, prior to the opening of business on the Exchange, the list of names and the required number of Shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of Shares of a given Fund until such time as the next-announced Fund Deposit is made available.

The identity and number of Shares of the Deposit Securities pursuant to changes in composition of a Fund’s portfolio and changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the relevant Underlying Index.

The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC of the Clearing Process (discussed below). The Trust also reserves the right to permit or require a “cash in lieu” amount where the delivery of the Deposit Security by the AP (as described below) would be restricted under applicable securities laws or where the delivery of the Deposit Security to the AP would result in the disposition of the Deposit Security by the AP becoming restricted under applicable securities laws, or in certain other situations. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject index being tracked by the relevant Fund, or resulting from stock splits and other corporate actions.

Role of the Authorized Participant. Creation Units may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor (an authorized participant, or an “AP”), which agreement has also been accepted by the Transfer Agent. Such AP will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such AP will make available in advance of each purchase of Shares an amount of cash sufficient to pay the Cash Component, once the NAV of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fee described below. The AP may require the investor to enter into an agreement with such AP with respect to certain matters, including payment of the Cash Component. Investors who are not APs must make appropriate arrangements with an AP. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an AP. As a result, purchase orders placed through an AP may result in additional charges to such investor. The Trust does not expect the Distributor to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current APs may be obtained from the Distributor.

Purchase Order. To initiate an order for a Creation Unit, an AP must submit an irrevocable order to purchase Shares of a Fund in accordance with the Authorized Participant Agreement. If accepted by the Distributor, the Transfer Agent will notify the Adviser and the Custodian of such order. If applicable, the Custodian will then provide such information to the appropriate sub-custodian. For each Fund, the Custodian shall cause the applicable sub-custodian to maintain an account into which the AP shall deliver, on behalf of itself or the party on whose behalf it is acting, the applicable securities included in the designated Fund Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Trust. Deposit Securities located outside the United States

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must be delivered to an account maintained at the applicable local sub-custodian. Those placing orders to purchase Creation Units through an AP should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day.

The AP must also make available on or before the contractual settlement date, by means satisfactory to the Trust, immediately available or same day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the Exchange.

Investors should be aware that an AP may require orders for purchases of Shares placed with it to be in the particular form required by the individual AP.

Timing of Submission of Purchase Orders. An AP must submit an irrevocable purchase order before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m., Eastern time on the trade date. With respect to in-kind creations, a custom order may be placed by an AP where cash replaces any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or other relevant reason. Orders to create Shares of a Fund that are submitted on the Business Day immediately preceding a holiday or day (other than a weekend) when the markets in the relevant foreign market are closed may not be accepted. The Distributor in its discretion may permit the submission of such orders and requests by or through an AP at any time (including on days on which the Exchange is not open for business) via communication through the facilities of the Transfer Agent’s proprietary website maintained for this purpose, provided such submission is permissible pursuant to the terms of the applicable Authorized Participant Agreement. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with the Trust’s standard cut-off times as provided in the Authorized Participant Agreement and disclosed in this SAI.

Acceptance of Orders for Creation Unit. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the AP (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Trust are in place for payment of the Cash Component and any other cash amounts which may be due, the Trust will accept the order, subject to its right (and the right of the Distributor and the Adviser) to reject any order until acceptance.

Once the Trust has accepted an order, upon next determination of the NAV of the Shares, the Trust will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the AP that placed the order.

The Trust reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor in respect of any Fund if (i) the order is not in proper form; (ii) the investor(s) upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of any Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of Shares specified by the Adviser, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) circumstances outside the control of the Trust, the Distributor and the Adviser make it impracticable to process purchase orders. The Trust shall notify a prospective purchaser of a Creation Unit and/or the AP acting on behalf of such purchaser of its rejection of such order. The Trust, the Custodian, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall any of them incur any liability for failure to give such notification.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When (if applicable) the sub-custodian has confirmed to the Custodian that the securities included in the Fund

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Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor and the Adviser shall be notified of such delivery and the Trust will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+2 basis” (i.e., two Business Days after trade date).

To the extent contemplated by an AP’s agreement with the Distributor, the Trust will issue Creation Units to such AP notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such AP’s delivery and maintenance of collateral having a value at least equal to 115%, which the Adviser may change from time to time, of the value of the missing Deposit Securities in accordance with the Trust’s then-effective procedures. The only collateral that is acceptable to the Trust is cash in U.S. dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Trust. The cash collateral posted by the AP may be invested at the risk of the AP, and income, if any, on invested cash collateral will be paid to that AP. Information concerning the Trust’s current procedures for collateralization of missing Deposit Securities is available from the Distributor. The Authorized Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time and will subject the AP to liability for any shortfall between the cost to the Trust of purchasing such securities and the cash collateral or the amount that may be drawn under any letter of credit.

In certain cases, APs may create and redeem Creation Units on the same trade date and in these instances, the Trust reserves the right to settle these transactions on a net basis or require a representation from the APs that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of Shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust and the Trust’s determination shall be final and binding.

Cash Purchase Method. In the case of a cash purchase, the investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Trust’s brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities.

Creation Transaction Fee. A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee will be the same regardless of the number of Creation Units purchased by a purchaser on the same day. The AP may also be required to cover certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (including when the Trust permits an AP to substitute cash for some or all of the Deposit Securities). APs will also bear the costs of transferring the Deposit Securities to the Trust. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Certain fees or costs associated with creation transactions may be waived in certain circumstances.

The following table sets forth each Fund’s standard creation transaction fee:

Fund	Standard Creation Transaction Fee
Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF	$500
Xtrackers Investment Grade Bond – Interest Rate Hedged ETF	500
Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF	500
Xtrackers Municipal Infrastructure Revenue Bond ETF	500

Redemption of Creation Units. Shares of a Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form and only on a Business Day. The Trust will not redeem Shares in amounts less than Creation Units.

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Beneficial owners also may sell Shares in the secondary market but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

Redemptions are effected primarily in-kind. In the case of in-kind redemptions, the Adviser makes available through the NSCC, prior to the opening of business on the Exchange on each Business Day, the identity and number of Shares that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee described below.

Redemption Transaction Fee. A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund. The standard redemption transaction fee will be the same regardless of the number of Creation Units redeemed by an investor on the same day. The AP may also be required to cover certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (including when the Trust substitutes cash for some or all of the Fund Securities), up to a maximum of 2% of the amount redeemed (including the standard redemption fee set forth below). The standard redemption transaction fees are set forth below. APs will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Certain fees or costs associated with redemption transactions may be waived in certain circumstances.

The following table sets forth each Fund’s standard redemption transaction fee:

Fund	Standard Redemption Transaction Fee
Xtrackers High Yield Corporate Bond - Interest Rate Hedged ETF	$500
Xtrackers Investment Grade Bond - Interest Rate Hedged ETF	500
Xtrackers Emerging Markets Bond - Interest Rate Hedged ETF	500
Xtrackers Municipal Infrastructure Revenue Bond ETF	500

The maximum redemption fee, as a percentage of the amount redeemed, is 2%. Redemption requests for Creation Units of any Fund must be submitted by or through an AP. An AP must submit an irrevocable redemption request before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. In the case of custom redemptions, the order must be received no later than 3:00 p.m., Eastern time. Investors other than through APs are responsible for making arrangements for a redemption request to be made through an AP. The Distributor will provide a list of current APs upon request.

Cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if a Fund sold and redeemed its shares principally in-kind, will generally be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. However, the Funds cap the total fees that may be charged in connection with the redemption of Creation Units at 2% of the value of the Creation Units redeemed. To the extent transaction and other costs associated with a redemption exceed that cap those transaction costs will be borne by a Fund’s remaining shareholders.

The AP must transmit the request for redemption in the form required by the Trust or the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an AP who has executed an Authorized Participant Agreement in effect. At any time, there may be only a limited number of broker-dealers

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that have an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such AP. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an AP and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not APs.

A redemption request is considered to be in “proper form” if (i) an AP has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit being redeemed through the book-entry system of DTC so as to be effective by the Exchange closing time on any Business Day, (ii) a request in form satisfactory to the Trust is received from the AP on behalf of itself or another redeeming investor within the time periods specified above and (iii) all other procedures set forth in the Participant Agreement are properly followed. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by 10:00 a.m., Eastern time, on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of Shares through the DTC system may be significantly earlier than the close of business on the Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of Shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the Shares.

Upon receiving a redemption request, the Transfer Agent shall notify the Trust of such redemption request. The tender of an investor’s Shares for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be made through DTC and the relevant AP to the beneficial owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the AP submitting the redemption request.

A redeeming Beneficial Owner or AP acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.

If neither the redeeming Beneficial Owner nor the AP acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of portfolio securities of the Fund). Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.

In the case of cash redemptions, proceeds will be paid to the AP redeeming Shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter).

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which trading on the NYSE is suspended or restricted, (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable or (iv) in such other circumstance as is permitted by the SEC.

An AP submitting a redemption request is deemed to represent to the Trust that it is in compliance with the requirements set forth in the Authorized Participant Agreement. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from a Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the AP, upon

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receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

Taxation on Creation and Redemptions of Creation Units. An AP generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the AP’s aggregate basis in the Deposit Securities exchanged therefor. However, the Internal Revenue Service (the “IRS”) may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. APs should consult their own tax advisors.

Current federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the AP holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less.

Taxes

Regulated Investment Company Qualifications. Each Fund intends to qualify for treatment as a separate RIC under Subchapter M of the Code. To qualify for treatment as a RIC, each Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of each Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of each Fund’s taxable year, (a) at least 50% of the market value of each Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of each Fund’s total assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly-traded partnerships. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the test described in (i) above only if such gains are directly related to investing in securities. To date, such regulations have not been issued.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. A Fund’s investments in partnerships, including in qualified publicly-traded partnerships, may result in a Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.

Taxation of Regulated Investment Companies. As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its Shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its Shareholders an amount at least equal to the sum of (i) 90% of its “investment company taxable income” (i.e., taxable income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its Shareholders. If a Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to Shareholders, and such distributions generally will be taxable to

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Shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate Shareholders generally should be eligible for the dividends received deduction. Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, each Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

Excise Tax. A Fund will be subject to a 4% excise tax on certain undistributed income if it does not generally distribute to its Shareholders in each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year (taking into account certain deferrals and elections) plus 98.2% of its capital gain net income (reduced by certain ordinary losses) for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax in the taxable year ending within the relevant calendar year will be considered to have been distributed. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

Net Capital Loss Carryforwards. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year.

Taxation of U.S. Shareholders. Dividends and other distributions by a Fund are generally treated under the Code as received by the Shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to Shareholders of record on a specified date in such a month shall be deemed to have been received by each Shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

Each Fund intends to distribute annually to its Shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund may designate such retained amounts as undistributed capital gains in a notice to its Shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate Shares of the undistributed amount, (b) will be entitled to credit their proportionate Shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their Shares by an amount equal to 65% of the amount of undistributed capital gains included in the Shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata Share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that a Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in Shares and regardless of how long a Shareholder has held Shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or

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exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a Share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a Share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each Shareholder, be treated as a tax-free return of capital to the extent of a Shareholder’s basis in Shares of the Fund, and as a capital gain thereafter (if the Shareholder holds Shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional Shares should generally be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the Shareholders receiving cash dividends or distributions will receive and should generally have a cost basis in the Shares received equal to such amount.

Investors considering buying Shares just prior to a dividend or capital gain distribution should be aware that, although the price of Shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and Shareholders may receive dividends in an earlier year than would otherwise be the case.

In certain situations, a Fund may, for a taxable year, defer all or a portion of its capital losses, currency losses and certain other ordinary losses until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses may affect the tax character of Shareholder distributions.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Sales of Shares. Upon the sale or exchange of Shares of a Fund, a Shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the Shareholder’s basis in Shares of a Fund. A redemption of Shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the Shares are capital assets in the Shareholder’s hands and will be long-term capital gain or loss if the Shares are held for more than one year and short-term capital gain or loss if the Shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be increased to reflect the disallowed loss. Any loss realized by a Shareholder on the sale of a Fund Share held by the Shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the Shareholder with respect to such Share.

If a Shareholder incurs a sales charge in acquiring Shares of a Fund, disposes of those Shares within 90 days and then acquires, prior to February 1 of the following calendar year, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original Shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired Shares. Furthermore, the same rule also applies to a disposition of the newly acquired Shares made within 90 days of the second acquisition. This provision prevents Shareholders from immediately deducting the sales charge by shifting their investments within a family of mutual funds.

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Legislation passed by Congress requires reporting of adjusted cost basis information for covered securities, which generally include shares of a regulated investment company acquired after January 1, 2012, to the Internal Revenue Service and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Back-Up Withholding. In certain cases, withholding will be required at the applicable withholding rate (currently 28%), from any distributions paid to a Shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify that such Shareholder is not subject to back-up withholding; or (iv) has not certified that such Shareholder is a U.S. person (including a U.S. resident alien). Back-up withholding is not an additional tax and any amount withheld may be credited against a Shareholder’s U.S. federal income tax liability.

Sections 351 and 362. The Trust, on behalf of each Fund, has the right to reject an order for a purchase of Shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a given Fund and if, pursuant to Sections 351 and 362 of the Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its Shareholders. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Taxation of Certain Derivatives. A Fund’s transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options, futures contracts and forward contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to Shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

A Fund’s investment in so-called “Section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All Section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

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Qualified Dividend Income. Distributions by a Fund of investment company taxable income (including any short-term capital gains), whether received in cash or Shares, will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of either 15% or 20% (depending on whether the individual’s income exceeds certain threshold amounts) to the extent the Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund’s net capital gains will be taxable as long-term capital gains. Qualified dividend income is, in general, dividend income from taxable U.S. corporations (but generally not from U.S. REITs) and certain non-U.S. corporations (e.g., non-U.S. corporations that are not “passive foreign investment companies” and which are incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S.). Under current IRS guidance, the United States has appropriate comprehensive income tax treaties with the following countries: Australia, Austria, Bangladesh, Barbados, Belgium, Bulgaria, Canada, China (but not with Hong Kong, which is treated as a separate jurisdiction for U.S. tax purposes), Cyprus, the Czech Republic, Denmark, Egypt, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, India, Indonesia, Ireland, Israel, Italy, Jamaica, Japan, Kazakhstan, Latvia, Lithuania, Luxembourg, Malta, Mexico, Morocco, the Netherlands, New Zealand, Norway, Pakistan, the Philippines, Poland, Portugal, Romania, Russia, Slovak Republic, Slovenia, South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, the United Kingdom, and Venezuela.

A dividend from a Fund will not be treated as qualified dividend income to the extent that (i) the Shareholder has not held the Shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the Shares become ex-dividend with respect to such dividend or the Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the Shareholder (or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) the Fund or the Shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the Shareholder elects to treat such dividend as investment income under Section 163(d)(4)(B) of the Code. Dividends received by a Fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. Given its investment strategies, the Fund does not expect dividends that are paid to its individual Shareholders to be eligible, in the hands of such Shareholders, for treatment of qualified dividend income.

If you lend your Fund Shares pursuant to securities lending arrangements you may lose the ability to use non-U.S. tax credits passed through by the Fund or to treat Fund dividends (paid while the Shares are held by the borrower) as qualified dividends. Consult your financial intermediary or tax adviser. If you enter into a short sale with respect to Shares of the Fund, substitute payments made to the lender of such Shares may not be deductible. Consult your financial intermediary or tax adviser.

Corporate Dividends Received Deduction. Each Fund does not expect dividends that are paid to its corporate Shareholders to be eligible, in the hands of such Shareholders, for the corporate dividends received deduction.

Non-U.S. Investments. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on non-U.S. currency, non-U.S. currency forward contracts and certain non-U.S. currency options or futures contracts denominated in non-U.S currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

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Income received by the Funds from sources within foreign countries (including, for example, interest and dividends on securities of non-U.S. issuers) may be subject to withholding and other taxes imposed by such countries. Tax treaties between such countries and the U.S. may reduce or eliminate such taxes. Foreign taxes paid by the Funds will reduce the return from the Funds’ investments.

Each Fund may be subject to non-U.S. income taxes withheld at the source. Each Fund, if more than 50% of the value of its total assets at the close of its taxable year consists of securities of foreign corporations, may elect to “pass through” to its investors the amount of non-U.S. income taxes paid by the Fund provided that both the Fund and the investor satisfy certain holding period requirements, with the result that each investor at the time of deemed distribution will (i) include in gross income, even though not actually received, the investor’s pro rata share of the Fund’s non-U.S. income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) the investor’s pro rata share of the Fund’s non-U.S. income taxes. A non-U.S. person invested in the Fund in a year that the Fund elects to “pass through” its non-U.S. taxes may be treated as receiving additional dividend income subject to U.S. withholding tax. A non-U.S. tax credit may not exceed the investor’s U.S. federal income tax otherwise payable with respect to the investor’s non-U.S. source income. For this purpose, Shareholders must treat as non-U.S. source gross income (i) their proportionate Shares of non-U.S. taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund that represents income derived from non-U.S. sources; the Fund’s gain from the sale of securities will generally be treated as U.S.-source income. Certain limitations will be imposed to the extent to which the non-U.S. tax credit may be claimed.

Certain Debt Instruments. Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Funds may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Funds may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

The Funds generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

A Fund (except for the Xtrackers Municipal Infrastructure Revenue Bond ETF) may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Funds to the extent necessary in order to seek to ensure that they distribute sufficient income that they do not become subject to U.S. federal income or excise tax.

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Reporting. If a Shareholder recognizes a loss with respect to a Fund’s Shares of $2 million or more for an individual Shareholder or $10 million or more for a corporate Shareholder, the Shareholder must file with the IRS a disclosure statement on Form 8886. Direct Shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, Shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and non-U.S. taxes depending on each Shareholder’s particular situation.

Taxation of Non-U.S. Shareholders. Dividends paid by a Fund to non-U.S. Shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Non-U.S. investors considering buying Shares just prior to a distribution should be aware that, although the price of Shares purchased at that time may reflect the amount of the forthcoming distribution, such distribution may nevertheless be subject to U.S. withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. Shareholder will be required to provide an applicable IRS Form W-8 certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. Shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. Shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. Shareholder were a U.S. Shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. Shareholder who fails to provide an applicable IRS Form W-8 or other applicable form may be subject to back-up withholding at the appropriate rate.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. Shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, or upon the sale or other disposition of Shares of a Fund.

Under an exemption recently made permanent by Congress, properly designated dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of a Fund’s “qualified net interest income” (generally, a Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with a Fund’s “qualified short-term capital gains” (generally, the excess of a Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, a Fund may designate all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.

Shares of a Fund held by a non-U.S. Shareholder at death will be considered situated within the United States and generally will be subject to the U.S. estate tax.

The Funds are required to withhold U.S. tax (at a 30% rate) with respect to payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.

The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisers as to the tax consequences of investing in such Shares, including under state, local and non-U.S tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

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Standby Commitments. (Xtrackers Municipal Infrastructure Revenue Bond ETF only) The Fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a “put” and is also referred to as a “standby commitment.” The Fund may pay for a standby commitment either in cash or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, the Fund may purchase beneficial interests in municipal securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts or other types of features such as interest rate swaps; those investments may require the Fund to pay “tender fees” or other fees for the various features provided. The IRS has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third-party. The Fund, where relevant, intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third-party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. If the Fund is not viewed as the owner of such municipal obligations, it will not be permitted to treat the exempt interest paid on such obligations as belonging to it. This may affect the Fund’s eligibility to pay exempt-interest dividends to its shareholders. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by the Fund, in relation to various regulated investment company tax provisions is unclear. However, the Advisor intends to manage the Fund’s portfolio in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.

As described herein, in certain circumstances the Fund may be required to recognize taxable income or gain even though no corresponding amounts of cash are received concurrently. The Fund may therefore be required to obtain cash to satisfy its distribution requirements by selling securities at times when it might not otherwise be desirable to do so or by borrowing the necessary cash, thereby incurring interest expense.

Exempt-interest dividends. Any dividends paid by the Xtrackers Municipal Infrastructure Revenue Bond ETF that are reported by the Fund as exempt-interest dividends will not be subject to regular federal income tax. The Fund will be qualified to pay exempt-interest dividends to its shareholders if, at the end of each quarter of the Fund’s taxable year, at least 50% of the total value of the Fund’s assets consists of obligations of a state or political subdivision thereof the interest on which is exempt from federal income tax under Code section 103(a). Distributions that the Fund reports as exempt-interest dividends are treated as interest excludable from shareholders’ gross income for federal income tax purposes but may result in liability for federal AMT purposes and for state and local tax purposes, both for individual and corporate shareholders. For example, if the Fund invests in “private activity bonds,” certain shareholders may be subject to AMT on the part of the Fund’s distributions derived from interest on such bonds.

Interest on indebtedness incurred directly or indirectly to purchase or carry shares of the Fund will not be deductible to the extent it is deemed related to exempt-interest dividends paid by the Fund. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund’s total distributions (not including Capital Gain Dividends) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered incurred for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. A portion of any exempt-interest dividend paid by the Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the

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exempt-interest dividends distributed by the Fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate AMT. The receipt of dividends and distributions from the Fund may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder that is a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal AMT, the federal “branch profits” tax or the federal “excess net passive income” tax. Additionally, any loss realized upon the sale or exchange of Fund shares with a tax holding period of six months or less will be disallowed to the extent of any distributions treated as exempt-interest dividends with respect to such shares.

Shareholders that are required to file tax returns are required to report tax-exempt interest income, including exempt-interest dividends, on their federal income tax returns. The Fund will inform shareholders of the federal income tax status of its distributions after the end of each calendar year, including the amounts, if any, that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the federal AMT. Shareholders who have not held shares of the Fund for a full taxable year may have designated as tax-exempt or as a tax preference item a percentage of their distributions which is different from the percentage of the Fund’s income that was tax-exempt or comprising tax preference items during the period of their investment in the Fund. Shareholders should consult their tax advisors for more information.

Miscellaneous Information

Counsel. Dechert LLP, located at 1095 Avenue of the Americas, New York, New York 10036, is counsel to the Trust.

Independent Trustee Legal Counsel. K&L Gates LLP, located at 1601 K Street, NW, Washington, DC 20006, is counsel to the Independent Trustees.

Independent Registered Public Accounting Firm. Ernst & Young LLP, 5 Times Square, New York, New York 10036, serves as the Trust’s independent registered public accounting firm, audits the Funds’ financial statements, and may perform other services.

Financial Statements

The audited financial statements included in the Annual Report to shareholders as of May 31, 2017, including the financial highlights, accompanying notes and report appearing therein of Ernst & Young LLP, the Trust’s independent registered public accounting firm are incorporated by reference into this SAI. You may request a copy of the Trust’s Annual Report at no charge by calling 1-855-329-3837 (1-855-DBX-ETFS) during normal business hours.

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APPENDIX A

PROXY VOTING POLICY AND GUIDELINES

1.	Introduction

Deutsche Asset Management (“AM”) has adopted and implemented the following Policies and Guidelines, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients and in accordance with its fiduciary duties and local regulation. This Proxy Voting Policy and Guidelines – Deutsche AM (“Policy and Guidelines”) shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non-US regional offices. Non-US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non-US clients. In addition, AM’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (“the GPVSC”). These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non US fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the Management/Boards of these AM legal entities.

2.	AM’s Proxy Voting Responsibilities

Proxy votes are the property of AM’s advisory clients.3 As such, AM’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients or other delegated authority. AM has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist. ISS votes AM’s advisory clients’ proxies in accordance with AM’s proxy guidelines or AM’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions. Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft -Hartley Voting Guidelines.

Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice. To the extent a security is out on loan and AM determines that a proxy vote (or other shareholder action) is materially important to the client’s account, AM may request that the agent recall the security prior to the record date to allow AM to vote the securities.

3.	Policies

3.1.	Proxy Voting Activities are Conducted in the Best Economic Interest of Clients

AM has adopted the following Policies and Guidelines to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

3 For purposes of this document, “clients” refers to persons or entities: (i) for which AM serves as investment adviser or sub-adviser; (ii) for which AM votes proxies; and (iii) that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

3.2.	The Global Proxy Voting Sub-Committee

The GPVSC is an internal working group established by the applicable AM’s Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM’s proxy voting activities, including:

•

Adopting, monitoring and updating guidelines, attached as Attachment A (the “Guidelines”), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

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•

Voting proxies where: (i) the issues are not covered by specific client instruction or the Guidelines; (ii) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (iii) where an exception to the Guidelines may be in the best economic interest of AM’s clients; and

•	Monitoring Proxy Vendor Oversight’s proxy voting activities (see below).

AM’s Proxy Vendor Oversight, a function of AM’s Operations Group, is responsible for coordinating with ISS to administer AM’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

3.3.	Availability of Proxy Voting Policies and Proxy Voting Record

Copies of this Policy, as it may be updated from time to time, are made available to clients as required by law and otherwise at AM’s discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM’s discretion. Note, however, that AM must not selectively disclose its investment company clients’ proxy voting records. Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company’s proxy voting record for the 12-month periods ending June 30 (see Section 5 below), if so required by relevant law.

4.	Procedures

The key aspects of AM’s proxy voting process are delineated below.

4.1.	The GPVSC’s Proxy Voting Guidelines

The Guidelines set forth the GPVSC’s standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM’s clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see Section 4.4) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which AM votes investment company proxies may differ from proposals for which an AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS.

Funds (“Underlying Funds”) in which Topiary Fund Management Fund of Funds (each, a “Fund”) invest may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

4.2.	Specific Proxy Voting Decisions Made by the GPVSC

Proxy Vendor Oversight will refer to the GPVSC all proxy proposals: (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

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Additionally, if Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a Portfolio Manager, a Research Analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or Proxy Vendor Oversight.4

If Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC’s voting determination.

4.3.	Certain Proxy Votes May Not Be Cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies, or that it may not be feasible to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

➣	Neither the Guidelines nor specific client instructions cover an issue;

➣	ISS does not make a recommendation on the issue; and

➣

The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-Committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

4.4.	Conflict of Interest Procedures

4.4.1. Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,5 the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM’s clients.6

4 Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AM Portfolio Managers, AM Research Analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division (“PCAM”) regarding specific clients, business matters, or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

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Conflict Review Procedures. The “Conflicts of Interest Management Sub-Committee” within AM monitors for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a proxy vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC’s decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review cannot be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard Guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding: (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; and (iii) any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with and shall be entitled to rely upon all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that: (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent; or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC Chair.

If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from: (i) if time permits, the affected clients; or (ii) in accordance with the standard Guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note : Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the Conflict Review Committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

5 As mentioned above, the GPVSC votes proxies where: (i) neither a specific client instruction nor a Guideline directs how the proxy should be voted; (ii) the Guidelines specify that an issue is to be determined on a case-by-case basis; or (iii) voting in accordance with the Guidelines may not be in the best economic interests of clients.

6 Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any Director, officer, or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client, has: (i) requested that AM, Proxy Vendor Oversight (or any member thereof), or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member, or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue and which incident has not yet been reported to the Conflicts of Interest Management Sub-Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC: (i) whether

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anyone should be recused from the proxy voting process; or (ii) whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the affected clients. These inquiries and discussions will be properly reflected in the GPVSC’s minutes.

Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client to influence how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who: (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Guidelines. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard Guidelines or will obtain instructions as to how to have the proxy voted from, if time permits, the affected clients and otherwise from ISS.

4.4.2.	Investment Companies and Affiliated Public Companies

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting). Master Fund proxies solicited from feeder Funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940 (“Investment Company Act”).

Subject to participation agreements with certain Exchange Traded Funds (“ETF”) issuers that have received exemptive orders from the US Securities and Exchange Commission (“SEC”) allowing investing Deutsche funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act, AM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization (e.g., Deutsche Bank itself), these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting).

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

4.4.3.	Other Procedures that Limit Conflicts of Interest

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures, and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to:

➣	Code of Business Conduct and Ethics – DB Group;
➣	Conflicts of Interest Policy – DB Group;
➣	Information Sharing Procedures – AWM, GTB & CB&S;
➣	Code of Ethics –AWM; and
➣	Code of Professional Conduct – US.

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The GPVSC expects that these policies, procedures, and internal controls will greatly reduce the chance that the GPVSC (or its members) would be involved in, aware of, or influenced by an actual or apparent conflict of interest.

All impacted business units are required to adopt, implement, and maintain procedures to ensure compliance with these Policies and Guidelines. At a minimum, such procedures must: (i) assign roles and responsibilities for carrying out the procedures, including responsibility for periodically updating he procedures; (ii) identify clear escalation paths for identified breaches of the procedures; and (iii) for non-dedicated procedures (i.e., desk manuals), contain a legend or table mapping the procedures to this Section (e.g., cross-referencing Section or page numbers).

5.	Recordkeeping

At a minimum, the following records must be properly maintained and readily accessible in order to evidence compliance with this Policy.

➣	AM will maintain a record of each proxy vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast, and shares voted.

➣	Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

∎	The proxy statement (and any additional solicitation materials) and relevant portions of annual statements;

∎	Any additional information considered in the voting process that may be obtained from an issuing company, its agents, or proxy research firms;

∎	Analyst worksheets created for stock option plan and share increase analyses; and

∎	Proxy Edge print-screen of actual vote election.

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AM will: (i) retain this Policy and the Guidelines; (ii) will maintain records of client requests for proxy voting information; and (iii) will retain any documents Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

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The GPVSC also will create and maintain appropriate records documenting its compliance with this Policy, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

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With respect to AM’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for the 12-month periods ending June 30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report (and with respect to which the company was entitled to vote):

∎	The name of the issuer of the portfolio security;

∎	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

∎	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (if the number is available through reasonably practicable means);

∎	The shareholder meeting date;

∎	A brief identification of the matter voted on;

∎	Whether the matter was proposed by the issuer or by a security holder;

∎	Whether the company cast its vote on the matter;

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∎	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of Directors); and

∎	Whether the company cast its vote for or against Management.

Note : This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the Archiving and Record Retention Policy – Deutsche Bank Group and applicable policies and procedures thereunder.

With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable), usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.

6.	The GPVSC’s Oversight Role

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC monitors the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC uses this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and is documented in the GPVSC’s minutes.

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Attachment A – Global Proxy Voting Guidelines

Deutsche Asset Management

Global Proxy Voting Guidelines

As Amended July 2016

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These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

Note: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I.	Board of Directors and Executives

A.	Election of Directors

Routine: AM Policy is to vote “for” the uncontested election of Directors. Votes for a Director in an uncontested election will be withheld in cases where a Director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of Directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of Directors. AM will incorporate the decisions of a third party proxy research vendor, currently Institutional Shareholder Services (“ISS”), subject to review by the Global Proxy Voting Sub-Committee (“GPVSC”) as set forth in the AM’s Proxy Voting Policy and Guidelines. AM will incorporate where applicable the recommendation of ISS based on ISS’ consideration of the following factors:

➣	Long-term financial performance of the company relative to its industry;
➣	Management’s track record;
➣	Background to the contested election;
➣	Nominee qualifications and any compensatory arrangements;
➣	Strategic plan of dissident slate and quality of the critique against management;
➣	Likelihood that the proposed goals and objectives can be achieved (both slates); and
➣	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, AM policy is to vote case-by-case considering any applicable factors listed above, including additional factors and any recommendations of a third party proxy research vendor, currently ISS, which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than Board seats).

Rationale: The large majority of corporate Directors fulfil their fiduciary obligation and in most cases support for Management’s nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.	Classified Boards of Directors

AM policy is to vote against proposals to classify the Board and for proposals to repeal classified Boards and elect Directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent Board, a classified Board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.	Board and Committee Independence

AM policy is to vote:

1.	“For” proposals that require that a certain percentage (majority up to 66 2/3%) of members of a Board of Directors be comprised of independent or unaffiliated Directors.

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2.	“For” proposals that require all members of a company’s compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated Directors.

3.	“Against” shareholder proposals to require the addition of special interest, or constituency, representatives to Boards of Directors.

4.	“For” separation of the Chairman and CEO positions.

5.	“Against” proposals that require a company to appoint a Chairman who is an independent Director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A Board that is sufficiently independent from Management assures that shareholders’ interests are adequately represented. However, the Chairman of the Board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No Director qualifies as “independent” unless the Board of Directors affirmatively determines that the Director has no material relationship with the listed company (either directly or as a partner, shareholder, or officer of an organization that has a relationship with the company).

Whether a Director is in fact not “independent” will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.	Liability and Indemnification of Directors

AM policy is to vote “for” Management proposals to limit Directors’ liability and to broaden the indemnification of Directors, unless broader indemnification or limitations on Directors’ liability would affect shareholders’ interests in pending litigation.

Rationale: While shareholders want Directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be too risk averse. If the risk of personal liability is too great, companies may not be able to find capable Directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.	Qualification of Directors

AM policy is to follow Management’s recommended vote on either Management or shareholder proposals that set retirement ages for Directors or require specific levels of stock ownership by Directors.

Rationale: As a general rule, the Board of Directors, and not the shareholders, is most qualified to establish qualification policies.

F.	Removal of Directors and Filling of Vacancies

AM policy is to vote “against” proposals that include provisions that Directors may be removed only for cause or proposals that include provisions that only continuing Directors may fill Board vacancies.

Rationale: Differing state statutes permit removal of Directors with or without cause. Removal of Directors for cause usually requires proof of self-dealing, fraud, or misappropriation of corporate assets, limiting shareholders’ ability to remove Directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent Directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the Board until the next regular election.

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G.	Proposals to Fix the Size of the Board

AM policy is to vote:

1.	“For” proposals to fix the size of the Board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2.	“Against” proposals allowing Management to fix the size of the Board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its Board.

H.	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

AM policy is to vote “for” proposals to restrict a Chief Executive Officer from serving on more than three outside Boards of Directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A Director’s service on multiple closed-end fund Boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.	Proposals to Restrict Supervisory Board Members Service on Multiple Boards

AM policy is to vote “for” proposals to restrict a Supervisory Board Member from serving on more than five Supervisory Boards.

Rationale: We consider a strong, independent, and knowledgeable Supervisory Board as important counter-balance to executive Management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the Supervisory Board controlling their company.

Supervisory Board Members must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A Director’s service on multiple closed-end fund Boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines

J.	Proposals to Establish Audit Committees

AM policy is to vote “for” proposals that require the establishment of Audit Committees.

Rationale: The Audit Committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

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II.	Capital Structure

A.	Authorization of Additional Shares

AM policy is to vote “for” proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion US dollars).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.	Authorization of “Blank Check” Preferred Stock

AM policy is to vote:

1.	“Against” proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2.	“For” proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the Board of Directors is given unfettered discretion to set voting, dividend, conversion, and other rights for the shares issued.

C.	Stock Splits/Reverse Stock Splits

AM policy is to vote “for” stock splits if a legitimate business purpose is set forth and the split is in the shareholders’ best interests. A vote is cast “for” a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases.

Rationale: Generally, stock splits do not detrimentally affect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.	Dual Class / Supervoting Stock

AM policy is to vote “against” proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The “one share, one vote” principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.	Large Block Issuance

AM policy is to address large block issuances of stock on a case-by-case basis based on the nature of the issuance and incorporating the recommendation of ISS as stated below subject to review by the GPVSC as set forth in AM’s Proxy Voting Policy and Guidelines:

For general Issuances, in general AM policy is to:

➣	Vote for issuance authorities with pre-emptive rights to a maximum of 100 percent over currently issued capital and as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands); and

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➣	Vote for issuance authorities without pre-emptive rights to a maximum of 20 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

For French companies, AM policy is to:

➣	Vote for general issuance requests with pre-emptive rights, or without pre-emptive rights but with a binding “priority right,” for a maximum of 50 percent over currently issued capital; and

➣	Generally vote for general authorities to issue shares without pre-emptive rights up to a maximum of 10 percent of share capital. When companies are listed on a regulated market, the maximum discount on share issuance price proposed in the resolution must, in addition, comply with the legal discount (i.e., a maximum of 5 percent discount to the share listing price) for a vote for to be warranted.

For specific issuances, in general AM policy is to:

➣	Vote on a case-by-case basis on all requests, with or without pre-emptive rights, incorporating where applicable the recommendation of ISS.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.	Recapitalization into a Single Class of Stock

AM policy is to vote “for” recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the Board and/or Management if there is no adverse effect on shareholders.

G.	Share Repurchases

AM policy is to vote “for” share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.	Reductions in Par Value

AM policy is to vote “for” proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III.	Corporate Governance Issues

A.	Confidential Voting

AM policy is to vote “for” proposals to provide for confidential voting and independent tabulation of voting results and to vote “against” proposals to repeal such provisions.

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Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing Management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to Management.

B.	Cumulative Voting

AM policy is to vote “against” shareholder proposals requesting cumulative voting and “for” Management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast “against” cumulative voting and “for” proposals to eliminate it if:

a)	The company has a five year return on investment greater than the relevant industry index;

b)	All Directors and executive officers as a group beneficially own less than 10% of the outstanding stock; and

c)	No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have Board representation; however, the presence of other safeguards may make their use unnecessary.

C.	Supermajority Voting Requirements

AM policy is to vote “against” Management proposals to require a supermajority vote to amend the charter or bylaws and to vote “for” shareholder proposals to modify or rescind existing supermajority requirements.

* Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for Management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.	Shareholder Right to Vote

AM policy is to vote “against” proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. AM policy is to vote “for” proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to Management or affect the governance process should be supported.

IV.	Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the Board of Directors and/or the compensation committee, and its policy is not to second-guess the Board’s award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank’s criteria regarding stock option plans or similar stock-based incentive compensation schemes, as set forth below.

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A.	Establishment of a Remuneration Committee

AM policy is to vote “for” proposals that require the establishment of a Remuneration Committee.

Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The Remuneration Committee shall not comprise any Board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.	Executive and Director Stock Option Plans

AM policy is to vote “for” stock option plans that meet the following criteria:

1.	The resulting dilution of existing shares is less than: (a) 15% of outstanding shares for large capital corporations; or (b) 20% of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion US dollars).

2.	The transfer of equity resulting from granting options at less than fair market value (“FMV”) is no greater than 3% of the over-all market capitalization of large capital corporations or 5% of market cap for small-mid capital companies.

3.	The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced, the company does not have a history of repricing options.

4.	The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as: (a) they do not mandate that all options granted by the company must be performance based; and (b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside Director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders’ voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.	Employee Stock Option / Purchase Plans

AM policy is to vote “for” employee stock purchase plans (“ESPPs”) when the plan complies with Internal Revenue Code Section 423, allowing non-Management employees to purchase stock at 85% of FMV.

AM policy is to vote “for” employee stock option plans (“ESOPs”) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and Director option plans.

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Rationale: ESOPs and ESPPs encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.	Golden Parachutes

AM policy is to vote “for” proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. AM policy is to vote “against” more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.	Proposals to Limit Benefits or Executive Compensation

AM policy is to vote “against” :

1.	Proposals to limit benefits, pensions or compensation; and

2.	Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (“SEC”) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.	Option Expensing

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (“FASB”) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as “no cost” compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.	Management Board Election and Motion

AM policy is to vote “against”:

1.	The election of Board members with positions on either Remuneration or Audit Committees;

2.	The election of Supervisory Board members with too many Supervisory Board mandates; and

3.	“Automatic” election of former Board members into the Supervisory Board.

Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are – subject to applicable laws and regulations – accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

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H.	Remuneration (Variable Pay)

Executive remuneration for Management Board

AM policy is to vote “for” Management Board remuneration that is transparent and linked to results.

Rationale: Executive compensation should motivate Management and align the interests of Management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when Management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when Management own shares in the company – even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay, and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AM policy is to vote “for” remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.	Long-Term Incentive Plans

AM policy is to vote “for” long-term incentive plans for members of a Management Board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

1.	Directly align the interests of members of Management Boards with those of shareholders;

2.	Establish challenging performance criteria to reward only above average performance;

3.	Measure performance by total shareholder return in relation to the market or a range of comparable companies;

4.	Are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods; and

5.	Do not allow a repricing of the exercise price in stock option plans.

J.	Shareholder Proposals Concerning “Pay for Superior Performance”

AM policy is to vote on a case-by-case basis on shareholder proposals that request the Board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives, incorporating where applicable the recommendations of ISS, subject to review by the GPVSC as set forth in AM’s Proxy Voting Policy and Guidelines, based on ISS’ consideration of the following factors:

➣	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

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➣	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
➣	Can shareholders assess the correlation between pay and performance based on the current disclosure?
➣	What type of industry and stage of business cycle does the company belong to?

These proposals generally include the following principles:

➣	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
➣	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
➣	Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;
➣	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies; and
➣	Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Rationale: While AM agrees that compensation issues are better left to the discretion of Management, there remains the need to monitor for excessive compensation practices on a case-by-case basis. If, after a review of the ISS metrics, AM is comfortable with ISS’s applying this calculation and will vote according to their recommendation.

K.	Executive Compensation Advisory

AM policy is to follow Management’s recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company’s named executive officers (“NEOs”) on an annual basis.

Rationale: AM believes that controls exist within senior Management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of Management’s compensation.

L.	Advisory Votes on Executive Compensation

AM policy is to vote on a case-by-case basis on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation, including recommendations by ISS where applicable, subject to review by the GPVSC as set forth in AM’s Proxy Voting Policy and Guidelines.

AM policy is to vote against Advisory Votes on Executive Compensation (Management Say-on-Pay — MSOP) if:

➣	There is a significant misalignment between CEO pay and company performance (pay for performance);
➣	The company maintains significant problematic pay practices; or
➣	The Board exhibits a significant level of poor communication and responsiveness to shareholders.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

AM will consider the pay-for-performance analysis conducted annually by an independent third party, currently ISS, to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices, AM considers the following based on ISS’ analysis:

1.	Peer Group Alignment:

➣	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
➣	The multiple of the CEO’s total pay relative to the peer group median.

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2.	Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, AM may consider any of the following qualitative factors as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

➣	The ratio of performance- to time-based equity awards;
➣	The overall ratio of performance-based compensation;
➣	The completeness of disclosure and rigor of performance goals;
➣	The company’s peer group benchmarking practices;
➣	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
➣	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
➣	Realizable pay compared to grant pay; and
➣	Any other factors deemed relevant.

Problematic Pay Practices

AM’s policy is to defer to ISS’ recommendation regarding executive compensation practices that contravene the global pay principles considered by ISS in evaluating executive pay and practices, including:

➣	Problematic practices related to non-performance-based compensation elements;
➣	Incentives that may motivate excessive risk-taking; and
➣	Options Backdating.
•

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

AM’s policy is, in general, to evaluate pay elements that are not directly based on performance on a case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. AM will defer to ISS’ analysis of specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in AM’s overall consideration and may result in adverse vote recommendations:

➣	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
➣	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
➣	New or extended agreements that provide for:
•	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);
•	CIC payments with excise tax gross-ups (including “modified” gross-ups); and
➣	Insufficient executive compensation disclosure by externally- managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible.

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Incentives that may Motivate Excessive Risk-Taking

➣	Multi-year guaranteed bonuses;
➣	A single or common performance metric used for short- and long-term plans;
➣	Lucrative severance packages;
➣	High pay opportunities relative to industry peers;
➣	Disproportionate supplemental pensions; or
➣	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

AM’s policy is to examine the following factors case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

➣	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
➣	Duration of options backdating;
➣	Size of restatement due to options backdating;
➣	Corrective actions taken by the Board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
➣	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

AM may rely on ISS’s analysis of the foregoing and may defer to ISS’s recommendation subject to review by the GPVSC.

Rationale: While AM agrees that compensation issues are better left to the discretion of Management, there remains a need to take action on this nonbinding proposal if excessive compensation practices exist.

M.	Frequency of Advisory Vote on Executive Compensation

AM policy is to vote “for” annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Rationale: AM believes that annual advisory vote gives shareholders the opportunity to express any compensation concerns to the Executive Compensation proposal which is an advisory voting.

V.	Anti-Takeover Related Issues

A.	Shareholder Rights Plans (“Poison Pills”)

AM policy is to vote “for” proposals to require shareholder ratification of poison pills or that request Boards to redeem poison pills, and to vote “against” the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

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B.	Reincorporation

AM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on:

1.	Differences in state law between the existing state of incorporation and the proposed state of incorporation; and

2.	Differences between the existing and the proposed charter / bylaws / articles of incorporation and their effect on shareholder rights.

If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder’s interests and a vote cast “against.”

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.	Fair-Price Proposals

AM policy is to vote “for” Management fair-price proposals, provided that:

1.	The proposal applies only to two-tier offers;

2.	The proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company’s shares;

3.	The supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; and

4.	The proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast “for” shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.	Exemption from State Takeover Laws

AM policy is to vote “for” shareholder proposals to opt out of state takeover laws and to vote “against” Management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching Management. They also unfairly deny certain shares their inherent voting rights.

E.	Non-Financial Effects of Takeover Bids

Policy is to vote “against” shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to AM’s stated purpose of acting in its client’s best economic interest.

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VI.	Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings, and recapitalizations) are performed on a case-by-case basis, including consideration of ISS’s analysis and recommendations where applicable, subject to review by the GPVSC. AM policy is to review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

➣	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
➣	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
➣	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
➣	Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
➣	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
➣	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Additional resources including portfolio management and research analysts may be considered as set forth in AM’s policies and procedures.

VII.	Environmental, Social, and Governance Issues

Environmental, social, and governance issues (“ESG”) are becoming increasingly important to corporate success. We incorporate ESG considerations into both our investment decisions and our proxy voting decisions – particularly if the financial performance of the company could be impacted. Companies or states that seriously contravene internationally accepted ethical principles will be subject to heightened scrutiny.

A.	Principles for Responsible Investment

AM policy is to actively engage with companies on ESG issues and participate in ESG initiatives. In this context, AM: (a) votes “for” increased disclosure on ESG issues; (b) is willing to participate in the development of policy, regulation, and standard setting (such as promoting and protecting shareholder rights); (c) could support shareholder initiatives and also file shareholder resolutions with long term ESG considerations and improved ESG disclosure, when applicable; (d) could support standardized ESG reporting and issues to be integrated within annual financial reports; and (e) on a case-by-case basis, will generally follow Management’s recommended vote on other matters related to ESG issues.

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Rationale: ESG issues can affect the performance of investment portfolios (to varying degrees across companies, sectors, regions, asset classes, and through time).

B.	ESG Issues

AM policy is to vote in line with the Coalition for Environmentally Responsible Economies (“CERES”) recommendation on Environmental matters contained in the CERES Principles and the recommendations on social and sustainability issues not specifically addressed elsewhere in these Guidelines. AM will rely on ISS to identify shareholder proposals addressing CERES Principles and proxies will be voted in accordance with ISS’ predetermined voting guidelines on CERES Principles. AM policy is to generally vote for social and environmental shareholder proposals that promote good corporate citizens while enhancing long-term shareholder and stakeholder value. AM policy is to vote for disclosure reports that seek additional information particularly when it appears companies have not adequately addressed shareholders’ social, workforce, and environmental concerns. In determining vote recommendations on shareholder social, workforce, and environmental proposals, AM may defer to ISS’ analysis and recommendation based on consideration of the following factors:

➣	Whether the proposal itself is well framed and reasonable;
➣	Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;
➣	Whether the company’s analysis and voting recommendation to shareholders is persuasive;
➣	The degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
➣	Whether the subject of the proposal is best left to the discretion of the Board;
➣	Whether the issues presented in the proposal are best dealt with through legislation, government regulation, or company-specific action;
➣	The company’s approach compared with its peers or any industry standard practices for addressing the issue(s) raised by the proposal;
➣	Whether the company has already responded in an appropriate or sufficient manner to the issue(s) raised in the proposal;
➣	If the proposal requests increased disclosure or greater transparency, whether or not sufficient information is publically available to shareholders and whether it would be unduly burdensome for the company to compile and avail the requested information to shareholders in a more comprehensive or amalgamated fashion; or
➣	Whether implementation of the proposal would achieve the objectives sought in the proposal.

In general, AM policy supports proposals that request the company to furnish information helpful to shareholders in evaluating the company’s operations, based on ISS’ analysis and recommendation. In order to be able to intelligently monitor their investments shareholders often need information best provided by the company in which they have invested. Requests to report such information will merit support. Requests to establish special committees of the Board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to shareholder relations, the environment, human rights, occupational health and safety, and executive compensation, will generally be supported, particularly when they appear to offer a potentially effective method for enhancing shareholder value. AM policy is to closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. AM policy supports shareholder proposals that improve the company’s public image, and reduce exposure to liabilities.

Any matter that is to be voted on, consented to or approved by the voting members, may take place in person, telephonically, or via other electronic means. In addition, voting members may act in writing, including without limitation, via e-mail.

Rationale: AM supports the CERES Principles and as such generally votes proxies in line with the CERES recommendation.

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C.	Labor and Human Rights

AM policy is to vote “against” adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

D.	Diversity and Equality

1.	AM policy is to vote “against” shareholder proposals to force equal employment opportunity, affirmative action or Board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the Equal Employment Opportunity Commission (“EEOC”) provides sufficient assurance that companies act responsibly and make information public.

2.	AM policy is also to vote “against” proposals to adopt the Mac Bride Principles. The MacBride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the MacBride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

E.	Health and Safety

1.	AM policy is to vote “against” adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula). Disclosing pricing policies may also jeopardize a company’s competitive position in the marketplace.

2.	AM policy is to vote “against” shareholder proposals to control the use or labelling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

F.	Government / Military

1.	AM policy is to vote “against” shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company’s interaction with a particular foreign country or agency.

Rationale: Generally, Management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2.	AM policy is to vote “against” shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3.	AM policy is to vote “against” shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

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G.	Tobacco

1.	AM policy is to vote “against” shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as “against” requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company’s actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally affect a company’s ability to compete. The disclosure of nicotine content information could affect the company’s rights in any pending or future litigation.

2.	Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and Management and not to shareholder mandate.

VIII.	Miscellaneous Items

A.	Ratification of Auditors

AM policy is to vote “for”: (a) the Management recommended selection of auditors; and (b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for Management’s nomination is warranted.

B.	Limitation of Non-Audit Services Provided by Independent Auditor

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company’s independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.	Audit Firm Rotation

AM policy is to vote against proposals seeking audit firm rotation.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would be costly and disruptive.

D.	Transaction of Other Business

AM policy is to vote “against” transaction of other business proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

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E.	Motions to Adjourn the Meeting

AM Policy is to vote “against” proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for Management to continue spending time and money to press shareholders for support.

F.	Bundled Proposals

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale : Shareholders should not be forced to “take the good with the bad” in cases where the proposals could reasonably have been submitted separately.

G.	Change of Company Name

AM policy is to support Management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.	Proposals Related to the Annual Meeting

AM Policy is to vote “for” Management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.	Reimbursement of Expenses Incurred from Candidate Nomination

AM policy is to follow Management’s recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of Directors to the corporation’s Board of Directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for Directors.

J.	Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940 (“Investment Company Act”).

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote “for” staggered Boards of closed-end investment companies, although AM generally votes “against” staggered Boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which an AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

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Subject to participation agreements with certain Exchange Traded Funds (“ETF”) issuers that have received exemptive orders from the US Securities and Exchange Commission allowing investing Deutsche funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act, AM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

K.	International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada, and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

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DBX ETF Trust

Xtrackers Harvest CSI 300 China A-Shares ETF (ASHR)

Xtrackers CSI 300 China A-Shares Hedged Equity ETF (ASHX)

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (ASHS)

Xtrackers MSCI All China Equity ETF (CN)

Statement of Additional Information

Dated October 2, 2017

This combined Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”) for the above-referenced funds (each a “Fund” and collectively the “Funds”) of DBX ETF Trust (the “Trust”), as such Prospectus may be revised or supplemented from time to time. Each Fund is listed on NYSE Arca, Inc.

The Prospectus for the Funds included in this SAI is dated October 2, 2017. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s distributor, ALPS Distributors, Inc. (the “Distributor”), at 1290 Broadway, Suite 1100, Denver, Colorado 80203, calling 1-855-329-3837 (1-800-DBX-ETFS) or visiting www.Xtrackers.com.

i

General Description of the Trust and the Funds

The Trust currently consists of 35 operational investment series or portfolios. The Trust was organized as a Delaware statutory trust on October 7, 2010 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Funds’ shares (the “Shares”) is registered under the Securities Act of 1933, as amended (the “1933 Act”).

Effective October 2, 2017, the Board of Trustees (the “Board”) approved changes to the names of each Fund currently comprising the Trust. The following are the name changes applicable to the Funds described in this SAI.

Old Fund Name	New Fund Name
Deutsche X-trackers Harvest CSI 300 China A-Shares ETF	Xtrackers Harvest CSI 300 China A-Shares ETF
Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF	Xtrackers CSI 300 China A-Shares Hedged Equity ETF
Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF	Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
Deutsche X-trackers MSCI All China Equity ETF	Xtrackers MSCI All China Equity ETF

The investment objective of each Fund is to seek investment results that correspond generally to the performance, before fees and expenses, of a specified benchmark index (each, an “Underlying Index”).

Xtrackers CSI 300 China A-Shares Hedged Equity ETF seeks to meet its investment objective, with respect to the A-Share components of its Underlying Index, by investing its assets in the Xtrackers Harvest CSI 300 China A-Shares ETF (the “Underlying Fund”).

Xtrackers MSCI All China Equity ETF seeks to meet its investment objective, with respect to the A-Share components of its Underlying Index, by investing its assets in the Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (the “Xtrackers A-Shares ETFs” and, together with the Underlying Fund, the “Underlying Funds.”)

Each Fund is managed by DBX Advisors LLC (“DBXA” or the “Adviser”). Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares ETF are each sub-advised by Harvest Global Investments Limited (the “Sub-Adviser” or “HGI”).

The Funds offer and issue Shares at their net asset value (“NAV”) per Share only in aggregations of a specified number of Shares (“Creation Units”), generally in exchange for a specified amount of cash totaling the NAV of the Creation Units. Shares of the Funds are listed and trade on NYSE Arca, Inc. (the “Exchange”). Shares trade in the secondary market at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Units. A Creation Unit consists of 50,000 Shares thereof.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain with the Trust a cash deposit, equal to at least 115%, which the Adviser may change from time to time, of the market value of the omitted Deposit Securities. See the “Creation and Redemption of Creation Units” section of this SAI. Transaction fees for cash creations and redemptions may be higher than the transaction fees associated with in-kind creations and redemptions.

Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF effect creations and redemptions of Shares in cash. Xtrackers MSCI All China Equity ETF effects creations in-kind for securities. Xtrackers CSI 300 China A-Shares Hedged Equity ETF effects creations and redemptions partially for cash and partially in-kind for securities and other instruments generally included in the Fund’s Underlying Index. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain with the Trust a cash deposit, equal to at least 115%, which the Adviser may change from time to time, of the market value of the omitted Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees for cash creations and redemptions may be higher than the transaction fees associated with in-kind creations and redemptions.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the Shareholder Information section of the Funds’ Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

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Shares of the Funds are listed for trading and will trade throughout the day on the Exchange. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Funds will continue to be met. The Exchange may, but is not required to, remove the Shares of the Funds from listing if (i) following the initial 12-month period beginning upon the commencement of trading of Fund Shares, there are fewer than 50 Beneficial Owners (as that term is define below) of Shares of the Funds for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which the Funds are based is no longer calculated or available, (iii) the “indicative optimized portfolio value” (“IOPV”) of the Funds are no longer calculated or available or (iv) any other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will also remove Shares of the Funds from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell Shares through a broker you will incur a brokerage commission determined by that broker.

In order to provide additional information regarding the indicative value of Shares of the Funds, the Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated IOPV for the Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has a securities component and a cash component. The securities values included in an IOPV are the values of the basket of securities included in the Fund’s Underlying Index (the “Deposit Securities”). While the IOPV reflects the current market value of the Deposit Securities, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, the Fund’s IOPV disseminated during the Exchange trading hours should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.

The cash component included in an IOPV, if any, consists of estimated accrued interest, dividends and other income, less expenses. Each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency, in this case the Renminbi (“RMB”).

The Trust reserves the right to adjust the Share prices of Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

Investment Strategies and Risks

Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF

The Xtrackers Harvest CSI 300 China A-Shares ETF is managed to seek to track the performance of the CSI 300 Index (the “Underlying Index”), which is designed to reflect the price fluctuation and performance of the China A-Share market and is composed of the 300 largest and most liquid stocks in the China A-Share market.

The Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF is managed to seek to track the performance of the CSI 500 Index (the “Underlying Index”), which is designed to reflect the price fluctuation and performance of the China A-Share market and is composed of the 500 smallest and most liquid stocks in the China A-Share market.

Each Fund will normally invest at least 80% of its total assets in securities of issuers that comprise its respective Underlying Index. Each Fund also will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in A-Shares of Chinese issuers or in derivative instruments and other securities that provide investment exposure to A-Shares of Chinese issuers. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in a Fund’s portfolio may not result in the elimination of the security from the Fund’s portfolio.

As discussed in greater detail in the Funds’ Prospectus, A-Shares are issued by companies incorporated in mainland China and are traded in RMB on the Shenzhen and Shanghai Stock Exchanges. Under current regulations in the People’s Republic of China (“China” or the “PRC”), foreign investors can invest in the domestic PRC securities markets through certain market-access programs. These programs include the Qualified Foreign Institutional Investor (“QFII”) or a Renminbi Qualified Foreign Institutional Investor (“RQFII”) licenses obtained from the China Securities Regulatory Commission (“CSRC”). QFII and RQFII investors have also been granted a specific aggregate dollar amount investment quota by China’s State Administration of Foreign Exchange (“SAFE”) to invest foreign freely convertible currencies (in the case of a QFII) and RMB (in the case of an RQFII) in the PRC for the purpose of investing in the PRC’s domestic securities markets. The Sub-Adviser is a licensed RQFII and has been granted RQFII quota for the

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Fund’s investments. As a result, the Sub-Adviser, on behalf of the Fund, may invest in A-Shares and other permitted China securities listed on the Shanghai and Shenzhen Stock Exchanges up to the specified quota amount.

Each Fund may also invest in A-Shares listed and traded on the Shanghai Stock Exchange and Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect (“Stock Connect”) programs. Stock Connect is a securities trading and clearing program between either the Shanghai Stock Exchange or Shenzhen Stock Exchange, and any of the Stock Exchange of Hong Kong Limited (“SEHK”), China Securities Depository and Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle shares on each market via their local exchanges. Trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day. Accordingly, each Fund’s direct investments in A-Shares will be limited by the quota allocated to the RQFII or QFII and by the daily quotas that limit total purchases and/or sales through Stock Connect. Investment companies are not currently within the types of entities that are eligible for an RQFII or QFII license.

The Sub-Adviser expects to use a full replication indexing strategy to seek to track each Fund’s applicable Underlying Index. As such, the Sub-Adviser expects to invest directly in the component securities (or a substantial number of the component securities) of the respective Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the Sub-Adviser to acquire component securities due to limited availability or regulatory restrictions, the Sub-Adviser may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. A Fund may or may not hold all of the securities in its Underlying Index when the Sub-Adviser is using a representative sampling indexing strategy.

While each Fund intends to invest primarily and directly in A-Shares, a Fund may also invest in securities not included in the Underlying Index, futures contracts, swap contracts and other types of derivative instruments, and other pooled investment vehicles, including affiliated and/or foreign investment companies, that the Adviser and/or Sub-Adviser believes will help the Fund to achieve its investment objective. The remainder of a Fund’s assets will be invested primarily in money market instruments and cash equivalents. The various types of instruments and strategies in which each Fund may invest are described below as are the risks associated with the Fund’s investment strategy.

Xtrackers CSI 300 China A-Shares Hedged Equity ETF

The Fund seeks investment results that correspond generally to the performance, before fees and expenses, of the CSI 300 USD Hedged Index (the “Underlying Index”), which is designed to reflect the price fluctuation and performance of the China A-Share market hedged against the U.S. dollar and is composed of the 300 largest and most liquid stocks in the China A-Share market. Currently, the Fund achieves its investment objective by investing a substantial portion of its assets in one underlying fund, the Xtrackers Harvest CSI 300 China A-Shares ETF (the “Underlying Fund”). The Fund will normally invest at least 80% of its total assets in securities of issuers that comprise the Underlying Index (including indirect investments through the Underlying Fund) and in instruments designed to hedge against the Fund’s exposure to the RMB. The Fund also will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in A-Shares of Chinese issuers or in derivative instruments and other securities that provide investment exposure to A-Shares of Chinese issuers (including indirect investments through the Underlying Fund). The Fund operates as an index fund and will not be actively managed. Adverse performance of a security in the Fund’s portfolio may not result in the elimination of the security from the Fund’s portfolio.

As discussed in greater detail in the Fund’s Prospectus, A-Shares are issued by companies incorporated in mainland China and are traded in RMB on the Shenzhen and Shanghai Stock Exchanges. Under current regulations in the PRC, foreign investors can invest in the domestic PRC securities markets through certain market-access programs. These programs include the QFII or RQFII licenses obtained from the CSRC. QFII and RQFII investors have also been granted a specific aggregate dollar amount investment quota by SAFE to invest foreign freely convertible currencies (in the case of a QFII) and RMB (in the case of an RQFII) in the PRC for the purpose of investing in the PRC’s domestic securities markets. HGI is a licensed RQFII and has been granted RQFII quota for the Underlying Fund’s investment. As a result, HGI, on behalf of the Underlying Fund, may invest in A-Shares and other permitted China securities listed on the Shanghai and Shenzhen Stock Exchanges up to the specified quota amount.

The Underlying Fund may also invest in A-Shares listed and traded on the Shanghai Stock Exchange and Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs. Stock Connect is a securities trading and clearing program between either the Shanghai Stock Exchange or Shenzhen Stock Exchange, and any of the SEHK, China Securities Depository and Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited designed to permit mutual stock

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market access between mainland China and Hong Kong by allowing investors to trade and settle shares on each market via their local exchanges. Trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day. Accordingly, the Underlying Fund’s direct investments in A-Shares will be limited by the quota allocated to the RQFII or QFII and by the daily quotas that limit total purchases and/or sales through Stock Connect. Investment companies are not currently within the types of entities that are eligible for an RQFII or QFII license.

HGI expects to use a full replication indexing strategy to seek to track its underlying index. As such, HGI expects to invest directly in the component securities (or a substantial number of the component securities) of its underlying index in substantially the same weightings in which they are represented in its underlying index. If it is not possible for HGI to acquire component securities due to limited availability or regulatory restrictions, the Adviser may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. Representative sampling is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Underlying Fund may or may not hold all of the securities in the Underlying Index when HGI is using a representative sampling indexing strategy.

While the Underlying Fund intends to invest primarily and directly in A-Shares, the Underlying Fund may also invest in securities not included in the Underlying Index, futures contracts, swap contracts and other types of derivative instruments, and other pooled investment vehicles, including affiliated and/or foreign investment companies, that the Adviser and/or HGI believes will help the Fund to achieve its investment objective. The remainder of the Underlying Fund’s assets will be invested primarily in money market instruments and cash equivalents. The various types of instruments and strategies in which the Fund may invest are described below as are the risks associated with the Underlying Fund’s investment strategy.

Set forth below is more detailed information regarding types of instruments in which the Fund or the Underlying Fund may invest, strategies the Adviser may employ in pursuit of the Fund’s or the Underlying Fund’s investment objective and related risks.

Xtrackers MSCI All China Equity ETF

The Fund is managed to seek to track the performance of the MSCI China All Shares Index (the “Underlying Index”), which is designed to capture large- and mid-capitalization representation across all China securities listed in Hong Kong, Shanghai and Shenzhen. The Underlying Index includes A-Shares, H-Shares, B-Shares, Red chips and P chips share classes. The Fund operates as an index fund and will not be actively managed. Adverse performance of a security in the Fund’s portfolio may not result in the elimination of the security from the Fund’s portfolio.

As discussed in greater detail in the Fund’s Prospectus, the Adviser intends to use a representative sampling indexing strategy to seek to track the Underlying Index. As such, the Adviser will invest in a representative sample of the component securities of the Underlying Index that collectively has an investment profile similar to the Underlying Index. To obtain exposure to the A-Share components of the Underlying Index, the Adviser expects to invest in affiliated funds sub-advised by HGI that invest in A-Shares directly. Currently, the Fund invests in the Xtrackers Harvest CSI 300 China A-Shares ETF and the Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (together, the “Xtrackers China A-Shares ETFs”). The Fund does not currently intend to invest in A-Shares directly. To obtain exposure to the balance of the Underlying Index, the Adviser intends to invest directly in the components of the Underlying Index.

The Xtrackers China A-Shares ETFs, through HGI, may invest in A-Shares and other permitted China securities listed on the Shanghai and Shenzhen Stock Exchanges up to the specified quota amount granted to HGI and the Xtrackers China A-Shares ETFs. Because the Xtrackers China A-Shares ETFs will not be able to invest directly in A-Shares in excess of HGI’s RQFII quota and beyond the limits that may be imposed by Stock Connect, the size of its direct investment in A-Shares may be limited. HGI may apply for an increase of the initial RQFII quota subject to certain conditions, including the use of all or substantially all of the initial quota. However, there is no guarantee that any application for additional quota will be granted.

The Fund will normally invest at least 80% of its total assets in securities of issuers that comprise either directly or indirectly the Underlying Index (including indirect investments through the Xtrackers China A-Shares ETFs) or securities with economic characteristics similar to those included in the Underlying Index. While the Fund intends to invest primarily in H-Shares, B-Shares, Red chips, P chips, and shares of the Xtrackers China A-Shares ETFs, the Fund also may invest in securities of issuers not included in the Underlying Index, futures contracts, swap contracts and other types of derivative instruments, and other pooled investment vehicles, including affiliated and/or foreign investment companies, that the Adviser believes will help the Fund to achieve its investment objective. The remainder of the Fund’s assets will be invested primarily in money market instruments and cash

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equivalents. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of Chinese companies or in derivative instruments and other securities that provide investment exposure to Chinese companies.

Chinese Securities. A-Shares are issued by companies incorporated in mainland China and are traded in RMB on the Shenzhen and Shanghai Stock Exchanges. Under current regulations in the PRC, foreign investors can invest in the domestic PRC securities markets through certain market-access programs. These programs include the QFII or RQFII licenses obtained from the CSRC. QFII and RQFII investors have also been granted a specific aggregate dollar amount investment quota SAFE to invest foreign freely convertible currencies (in the case of a QFII) and RMB (in the case of an RQFII) in the PRC for the purpose of investing in the PRC’s domestic securities markets.

Currently, there are two stock exchanges in mainland China, the Shanghai Stock Exchange and the Shenzhen Stock Exchange. The Shanghai and Shenzhen Stock Exchanges are supervised by the CSRC and are highly automated with trading and settlement executed electronically. The Shanghai and Shenzhen Stock Exchanges are smaller, periodically less liquid, and substantially more volatile than the major securities markets in the United States.

The Shanghai Stock Exchange commenced trading on December 19, 1990, and the Shenzhen Stock Exchange commenced trading on July 3, 1991. The Shanghai and Shenzhen Stock Exchanges divide listed shares into two classes: A-Shares and B-Shares. Companies whose shares are traded on the Shanghai and Shenzhen Stock Exchanges that are incorporated in mainland China may issue both A-Shares and B-Shares. In China, the A-Shares and B-Shares of an issuer may only trade on one exchange. A-Shares and B-Shares may both be listed on either the Shanghai Stock Exchange or the Shenzhen Stock Exchange. Both classes represent an ownership interest comparable to a share of common stock and all shares are entitled to substantially the same rights and benefits associated with ownership. A-Shares are traded on the Shanghai and Shenzhen Stock Exchanges in RMB.

Xtrackers MSCI All China Equity ETF may invest in B-Shares, which are equity securities issued by companies incorporated in China and are denominated and traded in U.S. dollars and Hong Kong dollars (“HKD”) on the Shanghai and Shenzhen Stock Exchanges, respectively. B-Shares are available to foreign investors. H-Shares are equity securities issued by companies incorporated in mainland China and are denominated and traded in HKD on the Hong Kong Stock Exchange and other foreign exchanges.

Xtrackers MSCI All China Equity ETF may also invest in red chips and P chips, which are equity securities issued by companies incorporated outside of mainland China and listed on the Hong Kong Stock Exchange. Companies that issue Red chips generally base their businesses in mainland China and are controlled, either directly or indirectly, by the state, provincial or municipal governments of the PRC. Companies that issue P chips generally are non-state-owned Chinese companies incorporated outside of mainland China that satisfy the following criteria: (i) the company is controlled by PRC individuals, (ii) the company derives more than 80% of its revenue from the PRC and (iii) the company allocates more than 60% of its assets in the PRC. Securities listed in the United States and Singapore are considered to be Chinese companies if they satisfy two out of three of the following criteria: (i) the company is based in the PRC, (ii) the company derives more than 50% of its revenue from activities conducted in the PRC and (iii) the company has more than 50% of its assets in the PRC.

Investments in Underlying Fund and other U.S. Investment Companies. To implement their strategy, Xtrackers CSI 300 China A-Shares Hedged Equity ETF and Xtrackers MSCI All China Equity ETF may invest some or all of their assets in the Underlying Funds. The Underlying Funds generally invest directly in portfolio securities. The Funds may also invest in other U.S. investment companies to the extent permitted by law.

Diversification Status. Xtrackers CSI 300 China A-Shares Hedged Equity ETF and Xtrackers MSCI All China Equity ETF are classified as “non-diversified.”1 A non-diversified fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect the fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.

[1]	Currently, under the 1940 Act, a “non-diversified” investment company is a fund that is not “diversified,” and for a fund to be classified as a “diversified” investment company, at least 75% of the value of the fund’s total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and securities of other issuers, which for the purposes of this calculation are limited in respect of any one issuer to an amount (valued at the time of investment) not greater in value than 5% of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. Pursuant to certain Securities and Exchange Commission (the “SEC”) staff positions, if a non-diversified fund’s investments are in fact “diversified” under the 1940 Act for a period of three years, the fund may be considered “diversified” and may not be able to convert to a non-diversified fund without the approval of shareholders.

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Each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to Shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Code may limit the investment flexibility of the Funds and may make it less likely that a Fund will meet its investment objective.

Foreign Securities. Each Fund purchases publicly-traded common stocks of non-U.S. issuers (except Xtrackers CSI 300 China A-Shares Hedged Equity ETF, which purchases indirectly through its investments in the Underlying Fund). To the extent a Fund invests in stocks of non-U.S. issuers, certain of the Fund’s investments in such stocks may be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and Non-Voting Depositary Receipts (“NVDRs”) (collectively, “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust issuer, which evidence ownership of underlying securities issued by a non-U.S. issuer. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. For other forms of Depositary Receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. issuer. Depositary Receipts are not necessarily denominated in the same currency as their underlying securities. Generally, ADRs, issued in registered form, are designed for use in the U.S. securities markets, NVDRs are designed for use in the Thai securities market and GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

The Funds will not invest in any unlisted Depositary Receipt or any Depositary Receipt that the Adviser and/or Sub-Adviser deem illiquid at the time of purchase or for which pricing information is not readily available. In general, Depositary Receipts will be sponsored, but a Fund may invest in unsponsored ADRs under certain circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore there may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.

Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions on the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Short-Term Instruments and Temporary Investments. Each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) Shares of money market funds (including those advised by the Adviser and/or Sub-Adviser); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s® Investors Service, Inc. or “A-1” by Standard & Poor’s® Rating Service, a division of The McGraw-Hill Companies, Inc. (“S&P®”), or if unrated, of comparable quality as determined by the Adviser and/or Sub-Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of the Adviser and/or Sub-Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Futures and Options. Each Fund may enter into futures contracts and options. These futures contracts and options will be used to simulate investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. The Fund will enter into futures contracts and options that are traded on a U.S. or non-U.S. exchange. Each Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that each Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Each Fund may enter into futures contracts to purchase securities indexes

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when the Adviser and/or Sub-Adviser anticipate purchasing the underlying securities and believe prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.

A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage may require each Fund to maintain liquid assets. Generally, each Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to “cash-settle,” each Fund maintains liquid assets in an amount at least equal to the Fund’s daily marked-to-market obligation (i.e., the Fund’s daily net liability, if any), rather than the contracts’ notional value (i.e., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, each Fund may employ leverage to a greater extent than if the Fund set aside assets equal to the futures contracts’ full notional value. Each Fund bases its asset maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.

Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed upon price per Share, also known as the strike price, less the premium received from writing the put.

Each Fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to each Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate each Fund’s existing position in the contract.

Restrictions on the Use of Futures Contracts and Options on Futures Contracts. Pursuant to a claim for exemption filed with the National Futures Association (“NFA”) on behalf of each Fund, the Trust is not deemed to be a “commodity pool operator” (“CPO”), under the CEA, and it is not subject to registration or regulation as such under the CEA. The Adviser is not deemed to be a “commodity trading advisor” with respect to its services as an investment adviser to each Fund. In February 2012, the CFTC adopted certain regulatory changes that may require the Adviser to register with the CFTC as a CPO if a Fund is unable to comply with certain trading and marketing limitations on its investments in futures and certain other instruments. With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, the Trust, on behalf of each Fund must meet one of the following tests under the amended regulations in order to claim an exemption from being a CPO. First, the aggregate initial margin and premiums required to establish a Fund’s positions in such investments may not exceed five percent of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Adviser is required to register as a CPO with respect to a

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Fund, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop.

Swap Agreements. Over-the-counter (“OTC”) swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with a Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by a Fund. Cleared swap agreements are contracts in which payments are guaranteed by a central clearinghouse.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

Securities of Investment Companies. Each Fund may invest in the securities of other investment companies (including affiliated funds, foreign funds, and money market funds) and real estate investment trusts (“REITs”) to the extent allowed by law. Pursuant to the 1940 Act, a Fund’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of a Fund’s total assets with respect to any one investment company and (iii) 10% of a Fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, each Fund may invest its assets in the securities of investment companies that are money market funds, including those advised by the Adviser and/or Sub-Adviser or otherwise affiliated with the Adviser and/or Sub-Adviser, in excess of the limits discussed above. Other investment companies, including affiliated and foreign investment companies, in which each Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by a Fund.

Illiquid Securities. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment). Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Repurchase Agreements. Each Fund may enter into repurchase agreements. A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by each Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, each Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, collateral for a repurchase agreement may include cash items, obligations issued by the U.S. government or its agencies or instrumentalities, obligations rated in the highest category by at least two nationally recognized statistical rating organizations (“NRSRO”), or, if unrated, determined to be of comparable quality by the Adviser and/or Sub-Adviser. Collateral, however, is not limited to the foregoing and may include for example obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that a Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, a repurchase obligation with a particular counterparty must satisfy the credit quality standards applicable to the acquisition of an instrument issued by such counterparty in compliance with Rule 2a-7 under the 1940 Act.

Repurchase agreements pose certain risks for a Fund that utilizes them. Such risks are not unique to the Funds but are inherent in repurchase agreements. The Funds seek to minimize such risks but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.

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Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases a Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if a Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and a Fund intends to use the reverse repurchase technique only when the Adviser and/or Sub-Adviser believe it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a Fund’s assets. Each Fund’s exposure to reverse repurchase agreements will be covered by assets having a value equal to or greater than such commitments. Each Fund maintains liquid assets in connection with reverse repurchase agreements. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Currency Transactions. Each Fund may enter into forward currency contracts and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with distributions to Shareholders. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

A non-deliverable forward contract (“NDF”) is a forward contract where there is no physical settlement of two currencies at maturity. NDFs are contracts between parties in which a net settlement amount based on the change in the specified foreign exchange rate is paid by one party to the other. Each Fund’s obligations with respect to each NDF is accrued on a daily basis and an amount of cash or liquid securities at least equal to such amount maintained in an account at the Trust’s custodian bank. The risk of loss with respect to NDFs generally is limited to the net amount of payments that a Fund is contractually obligated to make or receive.

A foreign currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Restricted Securities/Rule 144A Securities. Each Fund may invest in securities offered pursuant to Rule 144A under the 1933 Act (“Rule 144A securities”), which are restricted securities. They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable in broad public markets. Each Fund may not be able to sell a restricted security promptly or at a reasonable price. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. Restricted securities that are deemed illiquid will count towards a Fund’s 15% limitation on illiquid securities. In addition, transaction costs may be higher for restricted securities than for more liquid securities. Each Fund may have to bear the expense of registering Rule 144A securities for resale and the risk of substantial delays in effecting the registration.

Tracking Stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to Shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

Lending of Portfolio Securities. To generate additional income, a Fund may lend a percentage of its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations, in exchange for collateral in the form of cash or US government securities. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a Fund. A Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises or the value of non-cash collateral declines (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by a Fund at any time, and (d) a Fund receives a reasonable return on the loan (consisting of the return achieved

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on investment of the cash collateral, less the rebate owed to borrowers, plus distributions on the loaned securities and any increase in their market value). A Fund may pay reasonable fees in connection with loaned securities, pursuant to written contracts, including fees paid to a Fund’s custodian and fees paid to a securities lending agent, including a securities lending agent that is an affiliate of the Adviser. Voting rights may pass with the loaned securities, but if an event occurs that the Adviser determines to be a material event affecting an investment on loan, the loan must be called and the securities voted. Cash collateral received by a Fund may be invested in a money market fund managed by the Adviser (or one of its affiliates).

A Fund is subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. To the extent the value or return of a Fund’s investments of the cash collateral declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. If the borrower defaults on its obligation to return securities lent because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities lent or gaining access to collateral. If a Fund is not able to recover securities lent, a Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. However, loans will be made only to borrowers selected by a Fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.

Future Developments. The Board may, in the future, authorize a Fund to invest in securities and investments other than those listed in this SAI and in the Fund’s Prospectus, provided they are consistent with the Fund’s investment objective, do not violate any investment restrictions or policies, and otherwise permitted by the 1940 Act and any other applicable law.

General Considerations and Risks

An investment in the Funds is subject to a number of risks, which are discussed in the Funds’ Prospectus and below. Because the Xtrackers CSI 300 China A-Shares Hedged Equity ETF and Xtrackers MSCI All China Equity ETF may each obtain its exposure to the securities in its respective Underlying Index through its investment in certain ETFs, shareholders should be aware that the risks of investment in particular types of securities, economic sectors and geographic locations discussed below may be borne by a Fund through each Fund’s investments. Through its investment in the Underlying Funds, as applicable, a Fund will also bear the risks described below associated with such ETF’s use of portfolio management techniques in addition to the risks associated with those activities if a Fund engages in them directly.

The risks may adversely affect a Fund’s ability to achieve its investment objective, performance, and/or NAV, and the trading price of the Fund’s Shares. An investment in a Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of stocks in general and other factors that affect the U.S. and Chinese markets. There can be no assurance that a Fund will achieve its investment objective or generate positive performance. Investors should carefully evaluate the merits and risks of an investment in a Fund in the context of his or her overall financial circumstances, knowledge and experience as an investor. The discussion of the risk factors set forth below should be read together with the discussion of risks in the Funds’ Prospectus.

Risks of Equity Securities. An investment in a Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares of a Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risks than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from stock issuers inferior to the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

Although most the securities in the Underlying Indexes are listed, there can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund’s Shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

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In addition, in the current economic environment, global markets are experiencing a very high level of volatility and an increased risk of corporate failures. The insolvency or other corporate failures of any one or more of the constituents of the Underlying Index may have an adverse effect on the Underlying Index’s and, therefore, a Fund’s performance.

Borrowing Risk. (Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF only) The Trust, on behalf of the Funds and certain other funds managed by the Adviser, has entered into a revolving senior unsecured credit facility with The Bank of New York Mellon (“BNYM”), Bank of Nova Scotia, HSBC, Royal Bank of Canada and State Street Corporation. The Funds may borrow money under this credit facility to the extent necessary for temporary or emergency purposes, including the funding of shareholder redemption requests, trade settlements, and as necessary to distribute to shareholders any income necessary to maintain a Fund’s status as a RIC.

Interest is charged to a Fund, based on its borrowings, at current commercial rates. Each borrowing under the credit facility matures no later than 45 days after the date of borrowing. A Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum of the daily amount of the excess, if any, of the lender’s commitment over the aggregate outstanding principal balance of the loans made by the lender. A Fund can prepay loans at any time and may at any time terminate, or from time to time reduce, without the payment of a premium or penalty, the commitment under the credit facility subject to compliance with certain conditions.

Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost a Fund interest expense and other fees, which may reduce a Fund’s return. Each Fund is required to maintain continuous asset coverage with respect to its borrowings and may be required to sell some of its holdings to reduce debt and restore coverage at times when it is not advantageous to do so. There is no assurance that a borrowing strategy will be successful. Upon the expiration of the term of a Fund’s existing credit arrangement, the lender may not be willing to extend further credit to the Fund or may only be willing to do so at an increased cost to the Fund. If a Fund is not able to extend its credit arrangement, it may be required to liquidate holdings to repay amounts borrowed from the lender. In addition, if a Fund’s assets increase, there is no assurance that the lender will be willing to make additional loans to the Fund in order to allow it to borrow the amounts desired by the Fund to facilitate redemptions.

Economic, political and social risks of the PRC. The economy of China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, and allocation of resources.

Although the majority of productive assets in China are still owned by the PRC government at various levels, in recent years, the PRC government has implemented economic reform measures emphasizing utilization of market forces in the development of the economy of China and a high level of management autonomy. The economy of China has experienced significant growth in the past 20 years, but growth has been uneven both geographically and among various sectors of the economy. Economic growth has also been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth.

For more than 20 years, the PRC government has carried out economic reforms to achieve decentralization and utilization of market forces to develop the economy of the PRC. These reforms have resulted in significant economic growth and social progress. There can, however, be no assurance that the PRC government will continue to pursue such economic policies or, if it does, that those policies will continue to be successful. Any such adjustment and modification of those economic policies may have an adverse impact on the securities markets in the PRC as well as the portfolio securities of a Fund. Further, the PRC government may from time to time adopt corrective measures to control the growth of the PRC economy which may also have an adverse impact on the capital growth and performance of a Fund. Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the underlying issuers of a Fund’s portfolio securities.

PRC Laws and Regulations Risk. The regulatory and legal framework for capital markets and joint stock companies in the PRC may not be as well developed as those of developed countries. PRC laws and regulations affecting securities markets are relatively new and evolving, and because of the limited volume of published cases and judicial interpretation and their non-binding nature, interpretation and enforcement of these regulations involve significant uncertainties. In addition, as the PRC legal system develops, no assurance can be given that changes in such laws and regulations, their interpretation or their enforcement will not have a material adverse effect on their business operations.

Government Intervention and Restriction Risk. Governments and regulators may intervene in the financial markets, such as by the imposition of trading restrictions, a ban on “naked” short selling or the suspension of short selling for certain stocks. This may affect the operation and market making activities of each Fund, and may have an unpredictable impact on a Fund. Furthermore, such market

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interventions may have a negative impact on the market sentiment which may in turn affect the performance of an Underlying Index and as a result the performance of a Fund.

RMB Trading and Settlement Risk. The trading and settlement of RMB-denominated securities are recent developments in Hong Kong and there is no assurance that problems will not be encountered with the systems or that other logistical problems will not arise.

Future Movements in RMB Exchange Rates Risk. The exchange rate of RMB ceased to be pegged to U.S. dollars on July 21, 2005, resulting in a more flexible RMB exchange rate system. China Foreign Exchange Trading System, authorized by the PBOC, promulgates the central parity rate of RMB against U.S. dollars, Euro, Yen, pound sterling and Hong Kong dollar at 9:15 a.m. on each business day, which will be the daily central parity rate for transactions on the Inter-bank Spot Foreign Exchange Market and OTC transactions of banks. The exchange rate of RMB against the above-mentioned currencies fluctuates within a range above or below such central parity rate. As the exchange rates are based primarily on market forces, the exchange rates for RMB against other currencies, including U.S. dollars and Hong Kong dollars, are susceptible to movements based on external factors. There can be no assurance that such exchange rates will not fluctuate widely against U.S. dollars, Hong Kong dollars or any other foreign currency in the future. From 1994 to July 2005, the exchange rate for RMB against U.S. dollar and the Hong Kong dollar was relatively stable. Following July 2005, the appreciation of RMB accelerated until being subject to alternating periods of devaluation, appreciation and stability beginning in 2015. Although the PRC government has constantly reiterated its intention to maintain the stability of RMB, it may introduce measures (such as a reduction in the rate of export tax refund) to address the concerns of the PRC’s trading partners. Therefore, the possibility that the appreciation of RMB will be further accelerated cannot be excluded. On the other hand, there can be no assurance that RMB will not be subject to devaluation.

Offshore RMB (“CNH”) Market Risk. The onshore RMB (“CNY”) is the only official currency of the PRC and is used in all financial transactions between individuals, state and corporations in the PRC. Hong Kong is the first jurisdiction to allow accumulation of RMB deposits outside the PRC. Since June 2010, the offshore RMB (“CNH”) is traded officially, regulated jointly by the Hong Kong Monetary Authority and the PBOC. While both CNY and CNH represent RMB, they are traded in different and separated markets. The two RMB markets operate independently where the flow between them is highly restricted. Though the CNH is a proxy of the CNY, they do not necessarily have the same exchange rate and their movement may not be in the same direction. This is because these currencies act in separate jurisdictions, which leads to separate supply and demand conditions for each, and therefore separate but related currency markets.

The current size of RMB-denominated financial assets outside the PRC is limited. As of February 2012, the total amount of RMB (CNH) deposits held by institutions authorized to engage in RMB banking business in Hong Kong amounted to approximately RMB566 billion. In addition, participating authorized institutions are also required by the Hong Kong Monetary Authority to maintain a total amount of RMB (in the form of cash and its settlement account balance with a Renminbi clearing bank) of no less than 25% of their RMB deposits, which further limits the availability of RMB that participating authorized institutions can utilize for conversion services for their customers. RMB business participating banks do not have direct RMB liquidity support from PBOC. Only the Renminbi clearing bank has access to onshore liquidity support from PBOC (subject to annual and quarterly quotas imposed by PBOC) to square open positions of participating banks for limited types of transactions, including open positions resulting from conversion services for corporations relating to cross-border trade settlement. The Renminbi clearing bank is not obliged to square for participating banks any open positions resulting from other foreign exchange transactions or conversion services and the participating banks will need to source RMB from the offshore market to square such open positions. Although it is expected that the offshore RMB market will continue to grow in depth and size, its growth is subject to many constraints as a result of PRC laws and regulations on foreign exchange. There is no assurance that new PRC regulations will not be promulgated or the Settlement Agreement will not be terminated or amended in the future which will have the effect of restricting availability of RMB offshore.

Disclosure of Interests and Short Swing Profit Rule. Each Fund may be subject to shareholder disclosure of interest regulations promulgated by the CSRC. To the extent they are applicable, these regulations currently would require a Fund to make certain public disclosures when the Fund and parties acting in concert with the Fund acquire 5% or more of the issued securities of a listed company (which include A-Shares of the listed company). If the reporting requirement is triggered, a Fund would be required to report information which includes, but is not limited to: (a) information about a Fund (and parties acting in concert with the Fund) and the type and extent of its holdings in the company; (b) a statement of a Fund’s purposes for the investment and whether the Fund intends to increase its holdings over the following 12-month period; (c) a statement of a Fund’s historical investments in the company over the previous six months; (d) the time of, and other information relating to, the transaction that triggered a Fund’s holding in the listed company reaching the 5% reporting threshold; and (e) other information that may be required by the CSRC or the stock exchange. Additional information may be required if a Fund and its concerted parties constitute the largest shareholder or actual controlling shareholder of the listed company. The report must be made to the CSRC, the stock exchange, the invested company, and the CSRC local representative office where the listed company is located. Each Fund would also be required to make a public announcement through a media outlet designated by the CSRC. The

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public announcement must contain the same content as the official report. The public announcement may require a Fund to disclose its holdings to the public, which could have an adverse effect on the performance of the Fund.

The relevant PRC regulations presumptively treat all affiliated investors and investors under common control as parties acting in concert. As such, under a conservative interpretation of these regulations, a Fund may be deemed as a “concerted party” of other funds managed by the Adviser, Sub-Adviser or their affiliates and therefore may be subject to the risk that the Fund’s holdings may be required to be reported in the aggregate with the holdings of such other funds should the aggregate holdings trigger the reporting threshold under the PRC law.

If the 5% shareholding threshold is triggered by a Fund and parties acting in concert with the Fund, the Fund would be required to file its report within three days of the date the threshold is reached. During the time limit for filing the report, a trading freeze applies and a Fund would not be permitted to make subsequent trades in the invested company’s securities. Any such trading freeze may undermine the Fund’s performance, if the Fund would otherwise make trades during that period but is prevented from doing so by the regulations.

Once a Fund and parties acting in concert reach the 5% trading threshold as to any listed company, any subsequent incremental increase or decrease of 5% or more will trigger a further reporting requirement and an additional three-day trading freeze, and also an additional freeze on trading within two days of the Fund’s report and announcement of the incremental change. These trading freezes may undermine a Fund’s performance as described above. Also, Shanghai Stock Exchange requirements currently require a Fund and parties acting in concert, once they have reached the 5% threshold, to disclose whenever their shareholding drops below this threshold (even as a result of trading which is less than the 5% incremental change that would trigger a reporting requirement under the relevant CSRC regulation). Under interim measures adopted in July 2015, 5% holders of the securities of listed companies may be temporarily prohibited from selling such securities for a period of six months.

CSRC regulations also contain additional disclosure (and tender offer) requirements that apply when an investor and parties acting in concert reach thresholds of 20% and greater than 30% shareholding in a company.

Subject to the interpretation of PRC courts and PRC regulators, the operation of the PRC short swing profit rule may be applicable to the trading of a Fund with the result that where the holdings of the Fund (possibly with the holdings of other investors deemed as concert parties of the Fund) exceed 5% of the total issued shares of a listed company, the Fund may not reduce its holdings in the company within six months of the last purchase of shares of the company. If a Fund violates the rule, it may be required by the listed company to return any profits realized from such trading to the listed company. In addition, the rule limits the ability of the Fund to repurchase securities of the listed company within six months of such sale. Moreover, under PRC civil procedures, a Fund’s assets may be frozen to the extent of the claims made by the company in question. These risks may greatly impair the performance of the Fund.

Risks of Investing in Non-U.S. Equity Securities. An investment in each Fund involves risks similar to those of investing in a broad-based portfolio of equity securities traded on foreign exchanges. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor’s local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country’s currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in a Fund also involves certain risks and considerations not typically associated with investing in a fund whose portfolio contains exclusively securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of a Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulations of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war.

Risks of Derivatives. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. Each Fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

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Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, each Fund may be required to deliver the instruments underlying the futures contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. Each Fund does not plan to invest in futures and options to a significant extent or use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. Each Fund, however, may utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of stocks in which they invest.

Each Fund’s use of futures and options on futures involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by the Adviser and/or Sub-Adviser as to anticipated trends which could prove to be incorrect.

Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting a Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

Risks of Swap Agreements. The risk of loss with respect to OTC swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect a Fund’s rights as a creditor (e.g., a Fund may not receive the net amount of payments that it contractually is entitled to receive). Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouses serving as central counterparties similar to transactions in futures contracts. Central clearing is expected to decrease counterparty risk and increase liquidity compared to un-cleared swaps because central clearing interposes a central clearinghouse as the counterpart to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar un-cleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on un-cleared swaps in the near future, which could reduce the distinction.

Risks of Currency Transactions. Currency exchange transactions involve a significant degree of risk and the markets in which currency exchange transactions are effected are highly volatile, specialized and technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Currency exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If a Fund utilizes foreign currency transactions at an inappropriate time, such transactions may not serve their intended purpose of improving the correlation of the Fund’s return with the performance of its Underlying Index and may lower the Fund’s return. A Fund could experience losses if the value of any currency forwards and futures positions is poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. Such contracts are subject to the risk that the counterparty will default on its obligations. In addition, a Fund will incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

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Dividend Risk. There is no guarantee that the issuer of the stocks held by a Fund will declare dividends in the future or that if declared, they will either remain at current levels or increase over time.

RQFII Program Risk. (Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF) Each Fund is not an RQFII, but rather will utilize the Sub-Adviser’s RQFII quota granted under RQFII regulations. The RQFII regulations provide that the size of an RQFII’s quota may be reduced or cancelled by the SAFE if the RQFII is unable to use its RQFII quota effectively within one year after the quota is granted. If SAFE reduces the RQFII’s quota, it may affect the Adviser’s ability to effectively pursue each Fund’s investment strategy.

(Xtrackers CSI 300 China A-Shares Hedged Equity ETF and Xtrackers MSCI All China Equity ETF) Under current regulations in the PRC, foreign investors can invest in the domestic PRC securities markets through certain market-access programs. These programs include the QFII or RQFII licenses obtained from the CSRC. QFII and RQFII investors have also been granted a specific aggregate dollar amount investment quota SAFE to invest foreign freely convertible currencies (in the case of a QFII) and RMB (in the case of an RQFII) in the PRC for the purpose of investing in the PRC’s domestic securities markets. Neither the Funds nor the Adviser is an RQFII. Rather, each Fund expects to invest in the Underlying Fund and the Xtrackers China A-Shares ETFs, respectively, which are sub-advised by HGI, an RQFII, and invests directly in A-Shares to the extent of the A-Shares investment quota granted to it and HGI pursuant to RQFII regulations.

(The following is applicable to all Funds, to the extent Xtrackers CSI 300 China A-Shares Hedged Equity ETF and Xtrackers MSCI All China Equity ETF invest in the Underlying Funds). In addition, the Sub-Adviser’s RQFII status could be suspended or revoked. There can be no assurance that the Sub-Adviser will continue to maintain its RQFII status or be able to acquire additional RQFII quota. Because each Fund will not be able to invest directly in A-Shares in excess of the Sub-Adviser’s RQFII quota and beyond the limits that may be imposed by Stock Connect, the size of a Fund’s direct investments in A-Shares may be limited. In the event the Sub-Adviser is unable to maintain its RQFII status or its RQFII quota becomes inadequate, unless the Sub-Adviser is able to acquire additional RQFII quota, it may be necessary for a Fund to limit or suspend creations of Creation Units. In such event it is possible that the trading price of a Fund’s Shares on the Exchange will be at a significant premium to the NAV (which may also increase tracking error of the Fund). In extreme circumstances, a Fund may incur significant loss due to limited investment capabilities, or may not be able fully to implement or pursue its investment objectives or strategies, due to RQFII investment restrictions, illiquidity of the PRC’s securities markets, and delay or disruption in execution of trades or in settlement of trades.

Pursuant to PRC and RQFII regulations, the SAFE is vested with the power to impose regulatory sanctions if the Sub-Adviser, in its capacity as RQFII, or the PRC Custodian (as that term is defined below) violates any provision of the RQFII regulations. Any such violations could result in the revocation of the Sub-Adviser’s quota or other regulatory sanctions and may adversely impact the portion of the Sub-Adviser’s quota granted with respect to a Fund.

The current RQFII regulations also include rules on investment restrictions applicable to a Fund, which may adversely affect the Fund’s liquidity and performance. In addition, because transaction sizes for RQFIIs are relatively large, the corresponding heightened risk of exposure to decreased market liquidity and significant price volatility could lead to possible adverse effects on the timing and pricing of acquisition or disposal of securities.

The regulations which regulate investments by RQFIIs in the PRC and the repatriation of capital from RQFII investments are relatively new. The application and interpretation of such investment regulations are therefore relatively untested and there is no certainty as to how they will be applied as the PRC authorities and regulators have been given wide discretion in such investment regulations and there is no precedent or certainty as to how such discretion may be exercised now or in the future.

Risks of Investing through Stock Connect. Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares ETF may invest in A-Shares listed and traded on the Shanghai Stock Exchange and Shenzhen Stock Exchange through Stock Connect, or on such other stock exchanges in China which participate in Stock Connect from time to time. Trading through Stock Connect is subject to a number of restrictions that may affect a Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude a Fund’s ability to invest in Stock Connect A-Shares. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are untested in the PRC, which could pose risks to a Fund. Moreover, Stock Connect A-Shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-Shares. Therefore, a Fund’s investments in Stock Connect A-Shares are generally subject to PRC securities regulations and listing rules, among other restrictions. Finally, according to Caishui [2014] 81 (“Circular 81”), while overseas investors currently are exempt from paying capital gains or business taxes on income and gains from investments in Stock Connect A-Shares, these PRC tax rules could be changed, which could result in unexpected tax liabilities for a Fund. Dividends derived from A-Shares are subject to a 10%

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PRC withholding income tax generally. PRC stamp duty is also payable for transactions in A-Shares through Stock Connect. Currently, PRC stamp duty on A-Shares transactions is only imposed on the seller, but not on the purchaser, at the tax rate of 0.1% of the total sales value.

Circular 81 stipulates that PRC business tax is temporarily exempted on capital gains derived by Hong Kong market participants (including the Fund) from the trading of A-Shares through Stock Connect. According to Caishui [2016] No. 36, the PRC value-added tax reform in the PRC will be expanded to all industries, including financial services, starting May 1, 2016. The PRC business tax exemption prescribed in Circular 81 is grandfathered under the VAT regime.

The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on a Fund’s investments and returns.

Repatriation Risk. SAFE regulates and monitors the repatriation of funds out of the PRC by RQFIIs. Repatriations by RQFIIs in respect of an open-ended RQFII fund, such as the Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF, conducted in RMB are currently permitted daily and are not subject to repatriation restrictions or prior approval from the SAFE, although authenticity and compliance reviews will be conducted by the PRC Custodian (as that term is defined below), and monthly reports on remittances and repatriations will be submitted to SAFE by the PRC Custodian. There is no assurance, however, that PRC and RQFII rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Further, such changes to the PRC and RQFII rules and regulations may take effect retroactively. Any restrictions on repatriation of the invested capital and net profits may impact a Fund’s ability to meet redemption requests. Furthermore, as the Custodian’s or the PRC Custodian’s review on authenticity and compliance is conducted on each repatriation, the repatriation may be delayed or even rejected by the Custodian or the PRC Custodian in case of non-compliance with the RQFII regulations. In such case, it is expected that redemption proceeds will be paid as soon as practicable and after the completion of the repatriation of the funds concerned. It should be noted that the actual time required for the completion of the relevant repatriation will be beyond the Adviser’s and the Sub-Adviser’s control.

Restricted Markets Risk. Xtrackers Harvest CSI 300 China A-Shares ETF’s and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF’s investments in A-Shares may be subject to limitations or restrictions on foreign ownership or holdings imposed by the PRC. Such legal and regulatory restrictions or limitations may have adverse effects on the liquidity and performance of each Fund’s portfolio holdings as compared to the performance of its Underlying Index. This may increase the risk of tracking error.

A-Share Market Suspension Risk. A-Shares may only be purchased from, or sold to, Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF from time to time where the relevant A-Shares may be sold or purchased on the Shanghai Stock Exchange or the Shenzhen Stock Exchange, as appropriate. Given that the A-Share market is considered volatile and unstable (with the risk of suspension of a particular stock or government intervention), the creation and redemption of Creation Units may also be disrupted. Such suspensions may be widespread and, on some occasions, have affected a majority of listed issuers in China. A participating dealer may not be able to create Creation Units of a Fund if A-Shares are not available or not available in sufficient amounts.

Taxation Risk. (Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF) Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for a Fund. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises (including QFIIs and RQFIIs) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.

Effective November 17, 2014, the corporate income tax for QFIIs and RQFIIs, with respect to capital gains, will be temporarily lifted. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the Funds, while realized gains from shares in non-land-rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-U.S. Double Taxation Agreement. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. A Fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on a Fund’s return could be substantial. A Fund may also be liable to the Sub-Adviser for any tax that is imposed on the Sub-Adviser by the PRC with respect to the Fund’s investments. If a Fund’s direct investments in A-Shares through the Sub-Adviser’s RQFII quota become subject to repatriation restrictions, the Fund may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code, and be subject to tax at the Fund level.

The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, including with respect to the possible liability of a Fund for obligations of an RQFII. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of an RQFII acting for a foreign investor such as the Fund is also uncertain. Finally, it is also unclear whether an RQFII would also be eligible for PRC Business Tax (“BT”) exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes could have a material adverse effect on a Fund’s returns. Since May 1, 2016, RQFIIs are exempt from PRC Value-Added Tax, which replaced the BT with respect to gains realized from the disposal of securities, including A-Shares.

The PRC rules for taxation of RQFIIs (and QFIIs) are evolving and certain tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to a Fund and their shareholders.

If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to RQFIIs and/or begins collecting capital gains taxes on such investments, a Fund could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on a Fund’s return could be substantial. A Fund will be liable to the Sub-Adviser for any Chinese tax that is imposed on the Sub-Adviser with respect to the Fund’s investments.

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As described below under “Taxes,” each Fund may elect, for U.S. federal income tax purposes, to treat PRC taxes (including withholding taxes) paid by a Fund as paid by its shareholders. Even if a Fund is qualified to make that election and does so, however, your ability to claim a credit for certain PRC taxes may be limited under general U.S. tax principles.

In addition, to the extent a Fund invests in swaps and other derivative instruments, such investments may be less tax-efficient from a U.S. tax perspective than direct investment in A-Shares and may be subject to special U.S. federal income tax rules that could adversely affect a Fund. Also each Fund may be required to periodically adjust its positions in those instruments to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-Shares.

Should the Chinese government impose restrictions on a Fund’s ability to repatriate funds associated with direct investments in A-Shares, a Fund may be unable to satisfy distribution requirements applicable to RICs under the Code, and the Fund may therefore be subject to Fund-level U.S. federal taxes. In the event such restrictions are imposed, a Fund may borrow funds to the extent necessary to distribute to shareholders income sufficient to maintain the Fund’s status as a RIC.

The PRC government has implemented a number of tax reform policies in recent years. The current tax laws and regulations may be revised or amended in the future. Any revision or amendment in tax laws and regulations may affect the after-taxation profit of PRC companies and foreign investors in such companies, such as each Fund.

Taxation Risk. (Xtrackers CSI 300 China A-Shares Hedged Equity ETF and Xtrackers MSCI All China Equity ETF) A Fund’s exposure to China A-Shares investments through the Underlying Funds may be less tax efficient than a direct investment in A-Shares. A Fund will not be able to offset its taxable income and gains with losses incurred by the Underlying Funds, because the Underlying Funds are treated as corporations for U.S. federal income tax purposes. A Fund’s sales of shares in the Underlying Funds, including those resulting from changes in the Fund’s allocation of assets, could cause the recognition of additional taxable gains. A portion of any such gains may be short-term capital gains, which will be taxable as ordinary dividend income when distributed to a Fund’s shareholders. Further, certain losses recognized on sales of shares in the Underlying Funds may be deferred under the wash sale rules. Any loss realized by a Fund on a disposition of shares in the Underlying Funds held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to a Fund of net long-term capital gain with respect to the Underlying Funds’ shares (including any amounts credited to the Fund as undistributed capital gains). Short-term capital gains earned by the Underlying Funds will be treated as ordinary dividends when distributed to a Fund and therefore may not be offset by any short-term capital losses incurred by the Fund. A Fund’s short-term capital losses might instead offset long-term capital gains realized by the Fund, which would otherwise be eligible for reduced U.S. federal income tax rates when distributed to individual and certain other non-corporate shareholders. If the Chinese government imposes restrictions on the Underlying Funds’ ability to repatriate funds associated with investment in A-Shares, the Underlying Funds could fail to qualify for U.S. federal income tax treatment as a regulated investment company. Under those circumstances, the Underlying Funds would be subject to tax as a regular corporation, and a Fund would not be able to treat non-U.S. income taxes paid by the Underlying Funds as paid by the Fund’s shareholders.

RMB Exchange Controls and Restrictions Risk. It should be noted that the RMB is currently not a freely convertible currency as it is subject to foreign exchange control policies and repatriation restrictions imposed by the PRC government. There is no assurance that there will always be RMB available in sufficient amounts for a Fund to remain fully invested. Since 1994, the conversion of RMB into U.S. dollars has been based on rates set by the PBOC, which are set daily based on the previous day’s PRC interbank foreign exchange market rate. On July 21, 2005, the PRC government introduced a managed floating exchange rate system to allow the value of RMB to fluctuate within a regulated band based on market supply and demand and by reference to a basket of currencies. In addition, a market maker system was introduced to the interbank spot foreign exchange market. In July 2008, China announced that its exchange rate regime was further transformed into a managed floating mechanism based on market supply and demand. Given the domestic and overseas economic developments, the PBOC decided to further improve the RMB exchange rate regime in June 2010 to enhance the flexibility of the RMB exchange rate. In 2012 and 2014, the PBOC subsequently decided to expand the daily trading band and may seek to do so again in the future.

However it should be noted that the PRC government’s policies on exchange control and repatriation restrictions are subject to change, and any such change may adversely impact each Fund. There can be no assurance that the RMB exchange rate will not fluctuate widely against the U.S. dollar or any other foreign currency in the future. Foreign exchange transactions under the capital account, including principal payments in respect of foreign currency-denominated obligations, currently continue to be subject to significant foreign exchange controls and require the approval of the SAFE. On the other hand, the existing PRC foreign exchange regulations have significantly reduced government foreign exchange controls for transactions under the current account, including trade and service related foreign exchange transactions and payment of dividends. Nevertheless, neither the Adviser nor the Sub-

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Adviser can predict whether the PRC government will continue its existing foreign exchange policy or when the PRC government will allow free conversion of the RMB to foreign currencies. Certain investments of Xtrackers CSI 300 China A-Shares Hedged Equity ETF and Xtrackers MSCI All China Equity ETF may be denominated in RMB and each Fund will be exposed to the risks associated with RMB through its investments in the Underlying Funds.

PRC Broker and PRC Custodian Risk. The Sub-Adviser is responsible for selecting PRC Brokers to execute transactions for Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares ETF in the PRC markets. As a matter of practice, only one PRC Broker can be appointed in respect of each stock exchange in the PRC. Thus, each Fund will rely on only one PRC Broker for each stock exchange (the Shanghai Stock Exchange and the Shenzhen Stock Exchange) in the PRC, which may be the same PRC Broker. As such a Fund will rely on a limited number of PRC Brokers to execute transactions on behalf of each Fund. If a single PRC Broker is appointed, each Fund may not necessarily pay the lowest commission available in the market. However, in its selection of a PRC Broker(s), the Sub-Adviser will consider factors such as the competitiveness of commission rates, size of the relevant orders and execution standards. Should, for any reason, a Fund’s ability to use one or more of the relevant PRC Brokers be affected, this could disrupt the operations of the Fund and affect the ability of the Fund to track its Underlying Index, causing a premium or a discount to the trading price of the Fund’s Shares.

The Sub-Adviser is responsible for selecting a custodian in the PRC to custody its assets pursuant to local Chinese laws and regulations (the “PRC Custodian”). According to the RQFII regulations and market practice, the securities and cash accounts for a Fund in the PRC are to be maintained by the PRC Custodian in the joint names of the Sub-Adviser as the RQFII holder and each Fund. Each Fund’s PRC Custodian is the Bank of China Limited. The PRC Custodian maintains a Fund’s RMB deposit accounts and oversees each Fund’s investments in A-Shares in the PRC to ensure their compliance with the rules and regulations of the CSRC and the People’s Bank of China. A-Shares that are traded on the Shanghai or Shenzhen Stock Exchanges are dealt and held in book-entry form through the China Securities Depository and Clearing Corporation Limited (“CSDCC”). A-Shares purchased by the Sub-Adviser, in its capacity as an RQFII, on behalf of a Fund, may be received by the CSDCC and credited to a securities trading account maintained by the PRC Custodian in the names of the Fund and the Sub-Adviser as the RQFII.

The assets held or credited in a Fund’s securities trading account(s) maintained by the PRC Custodian are segregated and independent from the proprietary assets of the PRC Custodian. However, under PRC law, cash deposited in a Fund’s cash account(s) maintained with the PRC Custodian will not be segregated but will be a debt owing from the PRC Custodian to the Fund as a depositor. Such cash will be co-mingled with cash that belongs to other clients or creditors of the PRC Custodian. In the event of bankruptcy or liquidation of the PRC Custodian, a Fund will not have any proprietary rights to the cash deposited in such cash account(s), and the Fund will become an unsecured creditor, ranking pari passu with all other unsecured creditors, of the PRC Custodian.

There is a risk that each Fund may suffer losses from the default, bankruptcy or disqualification of the PRC Broker(s) or PRC Custodian. In such event, a Fund may be adversely affected in the execution of any transaction or face difficulty and/or encounter delays in recovering its assets, or may not be able to recover it in full or at all. Each Fund may also incur losses due to the acts or omissions of the PRC Brokers and/or the PRC Custodian in the execution or settlement of any transaction or in the transfer of any funds or securities. Subject to the applicable laws and regulations in the PRC, the Adviser and the Sub-Adviser will make arrangements to ensure that the PRC Brokers and PRC Custodian have appropriate procedures to properly safe-keep a Fund’s assets. This risk is applicable to Xtrackers CSI 300 China A-Shares Hedged Equity ETF and Xtrackers MSCI All China Equity ETF to the extent each Fund invests in Underlying Funds.

RQFII Late Settlement Risk. Each Fund will be required to remit RMB from Hong Kong to the PRC to settle the purchase of A-Shares by a Fund from time to time. In the event such remittance is disrupted, a Fund will not be able to fully replicate the Underlying Index by investing in the relevant A-Shares, which may lead to increased tracking error. This risk is applicable to Xtrackers CSI 300 China A-Shares Hedged Equity ETF and Xtrackers MSCI All China Equity ETF to the extent each Fund invests in the Underlying Funds.

Cyber Security Risk. With the increased use of technology and dependence on computer systems to perform necessary business functions, a Fund and its service providers (including the Funds’ adviser, administrator, transfer agent, distributor, custodian, financial intermediaries and, if applicable, a sub-adviser) may be exposed to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, unauthorized access to the service providers’ digital systems through hacking, physically accessing systems or data storage facilities, or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access to service providers’ digital systems, such as causing denial-of-service attacks on the service providers’ systems or web-sites that render them unavailable. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the service providers’ systems.

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Cyber-attacks have the potential to interfere with the processing of Authorized Participant (“AP”) transactions and shareholder transactions on the Exchange, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential fund information, impede trading, cause reputational damage, and subject a Fund or its service providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, litigation costs, and/or additional compliance costs. A Fund and its service providers may also incur substantial costs for cyber security risk management in order to prevent future cyber security incidents. A Fund and its shareholders could be negatively impacted as a result of the costs. Similar types of cyber security risks exist for issuers of securities or other instruments in which a Fund invests. Cyber-attacks could result in material adverse consequences for such issuers and may cause a Fund’s investments therein to lose value.

Portfolio Turnover

The Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF each experienced a significant decrease in portfolio turnover rate during the fiscal year ended May 31, 2017 compared to its prior fiscal year. This change in portfolio turnover rate resulted from each Fund’s reconstituting and rebalancing of its Underlying Index.

Proxy Voting

The Funds have delegated proxy voting responsibilities to the Adviser, subject to the Board’s general oversight. Each Fund has delegated proxy voting to the Adviser with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Adviser has adopted its own Proxy Voting Policies and Procedures (Policies), and Proxy Voting Guidelines (Guidelines) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of a Fund, and the interests of the Adviser and its affiliates. The Policies are included in Appendix A.

You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC’s website at www.sec.gov or by visiting our website at www.Xtrackers.com (click on “proxy voting” at the bottom of the page).

Portfolio Holdings Information

The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Board must approve all material amendments to this policy.

The Funds’ portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchanges via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of a Fund. The Trust, the Adviser and the Administrator will not disseminate non-public information concerning the Trust.

Construction and Maintenance of the Underlying Indexes

A description of the Underlying Index for each of Xtrackers CSI 300 China A-Shares Hedged Equity ETF and Xtrackers Harvest CSI 300 China A-Shares ETF is provided below.

Defining the Equity Universe. The CSI 300 Index consists of 300 stocks with the largest market capitalization and liquidity from the entire universe of listed A-Share companies in China. Launched on April 8, 2005, the Underlying Index aims to measure the performance of all the A-Shares traded on the Shanghai and Shenzhen Stock Exchanges.

The Underlying Index universe includes all the A-Shares listed on the two exchanges that satisfy the following conditions: (i) the listing time of a stock is more than three months unless the daily average total market value of a stock since its initial listing is ranked top 30 in all the A-Shares, and (ii) non-ST or *ST stocks; non-temporary suspension stocks from trading. ST Stocks refer to stocks of issuers that have experienced financial losses continuously for two years and, thus, are treated specially by regulators. The daily share price fluctuation for an ST stock should be within 5%. *ST stocks are also specially treated to inform investors of the potential risk of delisting of the issuer’s stock.

The Underlying Index constituents must demonstrate positive performance, financial stability, and limited price volatility without any signs of manipulation. The constituents are selected as follows: (i) calculate the A-Share daily average trading value and A-Share daily average total market value during the most recent year for stocks in the index universe, or in the case of a new issue, during the 4th

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trading day that it was a public company; (ii) rank the stocks in the universe by A-Share daily average trading value of the most recent year in descending order and delete the bottom ranked 50% stocks; and rank the remaining stocks by A-Share daily average market value of the most recent year in descending order, those who rank in the top 300 are selected.

Maintaining the CSI 300 Index. When the constituent list or share structure changes, or the constituents’ market value changes due to non-trading factors, the divisor is adjusted to keep the Underlying Index comparable overtime. The Underlying Index will be reviewed in response to corporate actions that may affect the price of constituents, share changes caused by corporate actions, e.g., re-issuance, listing of right issue, share changes caused by shareholders’ behavior, and after each adjustment. Underlying Index constituents are reviewed every six months. Meetings of the Underlying Index Advisory Committee are usually held early in June and December of each year and constituent adjustments are implemented on the first trading day of July and January of each year. The number of constituents adjusted at each periodic review will not exceed 10%. Adjustments to the Underlying Index methodology will be publicized in advance of their implementation.

Calculating the CSI 300 Index. The Underlying Index is calculated using a Paasche weighted composite price index formula. Hence, the calculation depends on two factors, namely free float and category-weighted method. The Underlying Index is calculated each second and quotes are updated and disseminated every five seconds.

Free float refers to the methodology used to calculate the capitalization of the Underlying Index’s constituent stocks and is calculated by multiplying the constituent stocks’ price by the number of shares readily available in the market. Specifically, the A-Share free float is defined by China Securities Index Co., Ltd. (the “Index Provider” or “CSI”) as shares outstanding and tradeable in the open stock market. Free float excludes shares subject to restricted trading and the following non-negotiated shares:

•	Long-term holdings by founders, families and senior executives: Shares held by founders or founder families as well as shares held by members of the directorates and senior managers etc.;

•	Government holdings: Shares held by the government or its subsidiaries;

•	Strategic holdings: Shares held by strategic investors for long-term strategic interests in lock-in period;

•	Frozen shares: Frozen shares held by investors before released;

•	Restricted employee shares: Stocks held by enterprise employee including employee pension plan, annuities for employees or management staff; and

•	Cross holdings: Two or more companies hold shares of one another for specific purpose.

Restricted shares during the lock-in period are deemed as non-free float. For non-restricted shares, if they belong to the six categories above and the holdings of shareholders or persons acting in concert is larger than 5%, they will be defined as non-free float, and those smaller than 5% will be defined as free float. Restricted shares after the lock-in period are treated the same way as non-restricted shares.

Category-weighted method refers to the methodology used to adjust the weighting of the Underlying Index’s constituent stocks. For example, each constituent stock will be assigned an Inclusion Factor percentage that is based on the ratio of the number of free float shares to the total number of A-Shares. This ratio is referred to as the Negotiable Market Cap Ratio. The Index Provider then multiplies the total number of A-Shares by the Inclusion Factor to determine the necessary adjustment of the Underlying Index’s constituent stocks.

The following is applicable to Xtrackers CSI 300 China A-Shares Hedged Equity ETF only:

For U.S. investors, international equity investments include two components of return. The first is the return attributable to stock prices in the non-U.S. market or markets in which an investment is made. The second is the return attributable to the value of non-U.S. currencies relative to the U.S. dollar. By hedging exposure to the fluctuations in the value of the RMB relative to the U.S. dollar, the Underlying Index seeks to track the performance of China A-Shares that is attributable solely to stock prices.

The Underlying Index hedges the RMB in the Underlying Index to the U.S. dollar by including the impact of selling the offshore RMB (referred to as “CNH”) forward at the one-month forward rate published by WM/Reuters. With respect to the Underlying Index, the weight of the currency corresponds to the relative market cap weight of the securities quoted in that currency in the Underlying Index. More precisely, the weights are derived from the aggregate free-float adjusted market capitalization of the securities quoted in the RMB in the Underlying Index as of the close of two business days before the first calendar day of the following month, but taking into account any month end changes in the index constituents due to rebalancing and corporate actions.

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The A-Shares included in the Underlying Index are denominated in CNY; however, because China’s restrictions on the exchange of CNY currently render it infeasible to hedge CNY directly, the Underlying Index hedges its RMB exposure by reflecting the impact of selling CNH forward.

A description of the Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF’s Underlying Index is provided below.

Defining the Equity Universe. The CSI 500 Index consists of 500 stocks with the smallest market capitalization and liquidity from the entire universe of listed A-Share companies in China. Launched on January 15, 2007, the Underlying Index aims to measure the performance of the small-cap companies traded on the Shanghai and Shenzhen Stock Exchanges.

The Underlying Index universe includes all the A-Shares listed on the two exchanges that satisfy the following conditions: (i) the listing time of a stock is more than three months unless the daily average total market value of a stock since its initial listing is ranked top 30 in all the A-Shares, and (ii) non-ST or *ST stocks; non-temporary suspension stocks from trading. ST Stocks refer to stocks of issuers that have experienced financial losses continuously for two years and, thus, are treated specially by regulators. The daily share price fluctuation for an ST stock should be within 5%. *ST stocks are also specially treated to inform investors of the potential risk of delisting of the issuer’s stock.

The Underlying Index constituents must demonstrate positive performance, financial stability, and limited price volatility without any signs of manipulation. The constituents are selected as follows: (i) calculate the A-Share daily average trading value and A-Share daily average total market value during the most recent year for stocks in the index universe, or in the case of a new issue, during the time since it was listed; (ii) rank the stocks in the universe (excluding the stocks either in the CSI 300 or ranked in the top 300 in Shanghai and Shenzhen stock market by daily average total market capitalization of the past recent year) by A-Share daily average trading value of the most recent year in descending order and delete the bottom ranked 20% stocks; and (iii) rank the remaining stocks by A-Share daily average total market capitalization of the most recent year in descending order, those who rank in the top 500 are selected.

Maintaining the CSI 500 Index. When the constituent list or share structure changes, or the constituents’ market value changes due to non-trading factors, the divisor is adjusted to keep the Underlying Index comparable overtime. The Underlying Index will be reviewed in response to corporate actions that may affect the price of constituents, share changes caused by corporate actions, e.g., re-issuance, listing of right issue, share changes caused by shareholders’ behavior, and after each adjustment. Underlying Index constituents are reviewed every six months. Meetings of the Underlying Index Advisory Committee are usually held in late May and November of each year and constituent adjustments are implemented on the next trading day after the close of the second Friday in June and December of each year. The number of constituents adjusted at each periodic review will not exceed 10%. Adjustments to the Underlying Index methodology will be publicized in advance of their implementation.

Calculating the CSI 500 Index. The Underlying Index is calculated using a Paasche weighted composite price index formula. Hence, the calculation depends on two factors, namely free float and category-weighted method. The Underlying Index is calculated each second and quotes are updated and disseminated every five seconds.

Free float refers to the methodology used to calculate the capitalization of the Underlying Index’s constituent stocks and is calculated by multiplying the constituent stocks’ price by the number of shares readily available in the market. Specifically, the A-Share free float is defined by China Securities Index Co., Ltd. (the “Index Provider” or “CSI”) as shares outstanding and tradeable in the open stock market. Free float excludes shares subject to restricted trading and the following non-negotiated shares:

•	Long-term holdings by founders, families and senior executives: Shares held by founders or founder families as well as shares held by members of the directorates and senior managers etc.;

•	Government holdings: Shares held by the government or its subsidiaries;

•	Strategic holdings: Shares held by strategic investors for long-term strategic interests in lock-in period;

•	Frozen shares: Frozen shares held by investors before released;

•	Restricted employee shares: Stocks held by enterprise employee including employee pension plan, annuities for employees or management staff; and

•	Cross holdings: Two or more companies hold shares of one another for specific purpose.

Restricted shares during the lock-in period are deemed as non-free float. For non-restricted shares, if they belong to the six categories above and the holdings of shareholders or persons acting in concert is larger than 5%, they will be defined as non-free float, and those smaller than 5% will be defined as free float. Restricted shares after the lock-in period are treated the same way as non-restricted shares.

Category-weighted method refers to the methodology used to adjust the weighting of the Underlying Index’s constituent stocks. For example, each constituent stock will be assigned an Inclusion Factor percentage that is based on the ratio of the number of free float

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shares to the total number of A-Shares. This ratio is referred to as the Negotiable Market Cap Ratio. The Index Provider then multiplies the total number of A-Shares by the Inclusion Factor to determine the necessary adjustment of the Underlying Index’s constituent stocks.

A description of the Xtrackers MSCI All China Equity ETF’s Underlying Index is provided below.

The Underlying Index is calculated and maintained by MSCI Inc. (the “Index Provider” or “MSCI”).

The Underlying Index is a rules-based, modified capitalization weighted, float adjusted index comprised of equity securities, which may include depositary receipts, of publicly traded companies that are generally considered by the Index Provider to be Chinese companies. The Underlying Index is intended to give investors a means of tracking the overall performance of publicly traded companies that are a representative sample of the entire Chinese investment universe. The Underlying Index is comprised of A-Shares, B-Shares, H-Shares, Red chips and P chips share classes as well as securities of Chinese companies listed in the U.S. and Singapore. Securities listed in the U.S. and Singapore are considered to be Chinese companies if they satisfy two out of three of the following criteria: (i) the company is based in the PRC; (ii) the company derives more than 50% of its revenue from activities conducted in the PRC; and (iii) the company has more than 50% of its assets in the PRC.

As of July 31, 2017, the Underlying Index included 1,024 securities of companies from China (including Hong Kong) and Singapore with a market capitalization range of between approximately $708.1 million and $228.2 billion and a weighted average market capitalization of $3.2 billion. These amounts are subject to change.

To be eligible for inclusion in the Underlying Index, a security must have adequate liquidity measured by 12-month and three-month trading volume. Constituent stocks for the Underlying Index must have been listed for more than three months prior to the implementation of a semi-annual index review by the Index Provider, unless the stock meets certain size-segment investability and full market capitalization requirements as defined by the Index Provider.

The Underlying Index is rebalanced on a quarterly basis, usually as of the close of the last business day of February, May, August, and November. Fundamental variables as of the end of January, April, July, and October are used respectively. The pro forma Underlying Index is generally announced nine business days before the effective date.

Investment Limitations

The Board has adopted as non-fundamental policies the investment objectives of the Funds discussed in this SAI. Therefore, the Funds may change their investment objective and their Underlying Indexes without a Shareholder vote.

Fundamental Policies

The Board has adopted as fundamental policies for each Fund, the investment restrictions numbered 1 through 6 below. The restrictions for each Fund cannot be changed without the approval of the holders of a majority of the Funds’ outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, and (b) more than 50% of outstanding voting securities.

Each Fund will not:

1. Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a Fund will (indirectly through its investment in the Underlying Fund, with respect to Xtrackers CSI 300 China A-Shares Hedged Equity ETF) concentrate to the extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry, except that municipal securities with payments of principal or interest backed by revenue of a specific project related to a specific industry are considered to be issued by that industry;

2. Borrow money, except that (i) a Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) a Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques; to the extent that it engages in transactions described in (i) and (ii), a Fund will be

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limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law;

3. Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;

4. Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other investments (but this restriction shall not prevent a Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent a Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with the Fund’s investment objectives and policies); or

6. Engage in the business of underwriting securities issued by other persons, except to the extent that a Fund may technically be deemed to be an underwriter under the 1933 Act, the disposing of portfolio securities.

For purposes of the concentration policy in investment limitation (1), municipal securities with payments of principal or interest backed by the revenue of a specific project are considered to be issued by a member of the industry which includes such specific project.

Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits a fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, and firm commitment agreements, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.

Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Non-Fundamental Policies

In addition to the investment limitations adopted as fundamental as set forth above, the Funds observe the following restrictions, which may be changed by the Board without a Shareholder vote. Each Fund will not:

1. Sell securities short, unless a Fund owns or has the right to obtain securities equivalent in-kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short;

2. Purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin;

3. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although a Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act;

4. Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, a Fund may invest in the securities of issuers that engage in these activities);

5. Invest in illiquid securities if, as a result of such investment, more than 15% of a Fund’s net assets would be invested in illiquid securities; and

If any percentage restriction described above is complied with to at the time of investment, a later increase or decrease in percentage resulting from any change in value or total or net assets will not constitute a violation of such restriction, except that certain percentage limitations will be observed continuously in accordance with applicable law.

The Xtrackers Harvest CSI 300 China A-Shares ETF, has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for

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investment purposes, in A-Shares of Chinese issuers or in derivative instruments and other securities that provide investment exposure to A-Shares of Chinese issuers. The Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. In addition, the Fund will invest at least 80% of its total assets (but typically far more) in instruments that comprise its Underlying Index.

The Xtrackers CSI 300 China A-Shares Hedged Equity ETF has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in A-Shares of Chinese issuers or in derivative instruments and other securities that provide investment exposure to A-Shares of Chinese issuers (including indirect investments through the Underlying Fund), and in instruments designed to hedge against the Fund’s exposure to the RMB. The Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. In addition, the Fund will invest at least 80% of its total assets, but typically far more, in instruments that comprise its Underlying Index (including indirect investments through the Underlying Fund).

The Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in A-Shares of Chinese small-cap issuers or in derivative instruments and other securities that provide investment exposure to A-Shares of Chinese small-cap issuers. The Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. In addition, the Fund will invest at least 80% of its total assets (but typically far more) in instruments that comprise its Underlying Index.

The Xtrackers MSCI All China Equity ETF has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of Chinese companies or in derivative instruments and other securities that provide investment exposure to Chinese companies. The Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. In addition, the Fund will invest at least 80% of its total assets (but typically far more) in instruments that comprise its Underlying Index (including indirect investments through the Underlying Funds).

The Funds have adopted a non-fundamental investment policy such that the Funds may invest in shares of other open-end management investment companies or unit investment trusts subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that if the Funds have knowledge that its Shares are purchased by another investment company investor in reliance on the provisions of subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act, the Funds will not acquire any securities of other open-end management investment companies or unit investment trusts in reliance on the provisions of subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act.

Management

Trustees and Officers. The Board has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by the Adviser, the Sub-Adviser and other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified. Each officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or Sub-Adviser or any of their affiliated persons and do not own any stock or other securities issued by the Adviser or Sub-Adviser. These are the “non-interested” or “independent” Trustees (the “Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of the date of this SAI, the Fund Complex consists of the Trust’s 35 operational funds, as well as the mutual funds advised by affiliates of the Adviser.

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Independent Trustees

Name, Year of Birth and Address	Position(s) Held with Fund	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Stephen R. Byers (1953) 345 Park Avenue New York, New York 10154	Trustee, Chairman of the Board and Member of the Audit and Nominating Committees; formerly, Lead Independent Trustee	Trustee since 2011 (Chairman of the Board since 2016; formerly, Lead Independent Trustee, 2015-2016)	Independent Director (2011-present); Independent Consultant (2014-present); formerly, Director of Investment Management, the Dreyfus Corporation (2000-2006) and Vice Chairman and Chief Investment Officer (2002-2006).	35	The Arbitrage Funds; Sierra Income Corporation; Mutual Fund Directors Forum.

George O. Elston (1964) 345 Park Avenue New York, New York 10154	Trustee, Chairman of the Audit Committee and Member of the Nominating Committee	Trustee since 2011 (Chairman of the Audit Committee since 2015)	Chief Executive Officer, 2X Oncology, Inc. (2017-present); Senior Vice President and Chief Financial Officer, Juniper Pharmaceuticals, Inc. (2014-2016); Senior Vice President and Chief Financial Officer, KBI BioPharma Inc. (2013-2014); Managing Partner, Chatham Street Partners (2010-2013).	35

J. David Officer (1948) 345 Park Avenue New York, New York 10154	Trustee, Chairman of the Nominating Committee and Member of the Audit Committee	Trustee since 2011 (Chairman of the Nominating Committee since 2015)	Independent Director (2010-present); formerly, Vice Chairman, the Dreyfus Corporation (2006-2009); President, The Dreyfus Family of Funds, Inc. (2006-2009).	35	Ilex Partners (Asia), LLC; Old Westbury Funds.

Interested Trustee

Name, Year of Birth and Address	Position(s) Held with Fund	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Michael Gilligan (1966) 345 Park Avenue New York, New York 10154	Trustee Treasurer, Chief Financial Officer and Controller	Trustee since 2016; Treasurer, Chief Financial Officer and Controller since 2010	Director in the Finance Division at Deutsche Bank AG (2008-present); Manager, Treasurer and Chief Financial Officer of the Adviser (2010-present); Chief Financial Officer of Global Passive Asset Management Platform (2012-present).	35	The Adviser, DBX Strategic Advisors LLC and DB Commodity Services LLC

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Officers

Name, Year of Birth and Address	Position(s) Held with Fund	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Freddi Klassen (1975) 345 Park Avenue New York, New York 10154	President and Chief Executive Officer	Since 2016	Director in the Deutsche Asset Management Division at Deutsche Bank AG and Chief Operating Officer in the Americas for the Passive Asset Management Department (2014-present) and Trading and Product Development teams (2016-present); Manager and Chief Operating Officer of the Adviser (2016-present); Global Chief Operating Officer for Equities Technology in the Investment Bank Division at Deutsche Bank AG (2013-2014); Chief Operating Officer for Exchange Traded Funds and Systematic Funds in Europe (2008-2013).

Fiona Bassett (1974) 345 Park Avenue New York, New York 10154	Chief Operating Officer	Since 2014	Managing Director in the Deutsche Asset Management Passive Asset Management Group at Deutsche Bank AG and Head of Passive Americas Asset Management Platform (2014-present); Manager and Chief Executive Officer and Chief Investment Officer of the Adviser (2014-present); Managing Director, COO Global Key Projects and Integration at Deutsche Asset Management (2012-2014); Managing Director at Deutsche Bank AG (2004-2012).

Frank Gecsedi (1967) 60 Wall Street New York, New York 10005	Chief Compliance Officer	Since 2010	Director in the Deutsche Asset Management Compliance Department (2016-present), Vice President in the Deutsche Asset Management Compliance Department at Deutsche Bank AG (2013-2016) and Chief Compliance Officer of the Adviser (2010-present); Vice President in Deutsche Bank’s Global Markets Legal, Risk and Capital Division (2010-2012).

Bryan Richards (1978) 345 Park Avenue New York New York 10154	Vice President	Since 2016	Director in the Deutsche Asset Management Division at Deutsche Bank A.G. and has served as a Portfolio Manager in the Passive Asset Management business since 2011. Also at Deutsche Bank, Mr. Richards served as the primary portfolio manager for the PowerShares DB Commodity ETFs until their sale in 2015.

Leslie Lowenbraun (1953) 60 Wall Street New York, New York 10005	Secretary	Since 2016	Vice President in U.S. Retail Passive Legal of Deutsche Asset Management at Deutsche Bank AG (2014-present) and Chief Legal Officer of the Adviser (2017-present); Counsel at Skadden, Arps, Slate, Meagher & Flom LLP (2005-2014).

Board Leadership, Structure and Oversight Responsibilities.

Board Structure. As noted above, the Board is responsible for oversight of the Funds, including oversight of the duties performed by the Adviser for the Funds under the investment advisory agreement (the “Investment Advisory Agreement”). The Board generally meets in regularly scheduled meetings four times a year and may meet more often as required.

Mr. Byers serves as Chairman of the Board. The Board is comprised of a super-majority (75 percent) of Independent Trustees. The Independent Trustees are advised by independent legal counsel and are represented by such independent legal counsel at Board and committee meetings. The chairmen of the Audit Committee and Nominating Committee (each of which consists solely of Independent Trustees) serve as liaisons between the Adviser and other service providers and the other Independent Trustees. Each such chairman is an Independent Trustee.

The Board regularly reviews its Committee structure and membership and believes that its current structure is appropriate based on the fact that the Independent Trustees constitute a super-majority of the Board, the role of the Committee chairmen (who are Independent Trustees), the assets and number of Funds overseen by the Trustees, as well as the nature of each Fund’s business as an ETF, which is managed to track the performance of a specified index.

Risk Oversight. The Funds are subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its Committees, as part of its oversight responsibilities, oversees the services provided by the Adviser and the Trust’s other service providers in connection with the management and operations of the Funds, as well as their associated risks. Under the oversight of the Board, the Trust, the Adviser and other service providers have adopted policies, procedures and controls to

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address these risks. The Board, directly and through its Committees, receives and reviews information from the Adviser, other service providers, the Trust’s independent registered public accounting firm and Trust counsel to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding the Funds’ investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, the Funds’ investment objectives, policies and restrictions, and reviews any areas of non-compliance with the Funds’ investment policies and restrictions. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to the policies and procedures and quarterly reports on any material compliance issues that arose during the period.

Experience, Qualifications and Attributes. The Board has concluded, based on each Trustee’s experience, qualifications and attributes, that each Board member should serve as a Trustee. Following is a brief summary of the information that led to this conclusion.

Mr. Stephen Byers. Mr. Byers gained extensive experience with a variety of financial, accounting, management, regulatory and operational issues facing funds through his more than 30 years of experience on the boards and/or in senior management of such companies as The Arbitrage Funds, Sierra Income Corporation, Mutual Fund Directors Forum, College of William and Mary, Graduate School of Business, Lighthouse Growth Advisors LLC, Founders Asset Management, LLC, The Dreyfus Corporation, Gruntal & Co., LLC, Painewebber, Citibank/Citicorp and American Airlines. Mr. Byers possesses a strong understanding of the regulatory framework under which registered investment companies must operate and can provide management input and investment guidance to the Board.

Mr. George Elston. Through his prior positions on the boards and in senior management of such companies as Juniper Pharmaceuticals, Inc., KBI BioPharma, Inc., Celldex Therapeutics, Inc., Optherion, Inc. and Elusys Therapeutics, Mr. Elston has experience with a variety of financial, management, regulatory and operational issues as well as experience with marketing and distribution. Mr. Elston also has experience as a managing partner of Chatham Partners LLC, as the Senior Vice President and Chief Financial Officer at Juniper Pharmaceuticals, Inc. and as the Chief Executive Officer at 2X Oncology, Inc.

Mr. David Officer. Mr. Officer has over 30 years of experience in the financial services industry and related fields, including his positions on the boards and/or in senior management of such companies as Ilex Partners (Asia), LLC, Old Westbury Funds, MAN Long/Short Fund, GLG Investment Series Trust, The Bank of New York Mellon, The Dreyfus Corporation, Laurel Capital Advisors and Bank of New England. In addition to his experience with financial, investment and regulatory matters, Mr. Officer has extensive accounting knowledge through his education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor at his previous positions.

Mr. Michael Gilligan. In addition to his tenure as Director in the Finance Division at Deutsche Bank AG, Mr. Gilligan serves as the Manager, Treasurer and Chief Financial Officer of the Adviser and as the Chief Financial Officer of the Global Passive Asset Management Platform. Therefore, Mr. Gilligan has extensive knowledge of the financial and regulatory framework under which investment companies operate, including with respect to exchange-traded funds.

Committees of the Board of Trustees. The Board has two standing committees, the Audit Committee and the Nominating Committee, and has delegated certain responsibilities to those Committees.

Messrs. Byers, Elston and Officer currently serve as members of the Audit Committee. Mr. Elston currently serves as the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve the selection, retention, termination and compensation of the Trust’s independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm’s audit activity, (iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust’s internal controls. The Audit Committee met four times during the fiscal year ended May 31, 2017.

Messrs. Byers, Elston and Officer currently serve as members of the Nominating Committee. Mr. Officer currently serves as the Chairman of the Nominating Committee. The Nominating Committee has the responsibility, among other things, to identify and recommend individuals for Board membership, and evaluate candidates for Board membership. The Board will consider recommendations for trustees from Shareholders. Nominations from Shareholders should be in writing and sent to the Board to the attention of the Chairman of the Nominating Committee, as described below under the caption “Shareholder Communications to the Board.” During the fiscal year ended May 31, 2017, the Nominating Committee did not meet.

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Shareholder Communications to the Board. Shareholders may send communications to the Trust’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

The table below sets forth the compensation paid to each Trustee during calendar year 2016:

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund and Fund Complex
Stephen R. Byers*(1)	$135,750	Not Applicable	Not Applicable	$135,750
George O. Elston*(2)	$131,500	Not Applicable	Not Applicable	$131,500
J. David Officer*	$123,000	Not Applicable	Not Applicable	$123,000
Michael Gilligan	None	Not Applicable	Not Applicable	None

[1]	Includes compensation as Independent Chairman of the Board.
[2]	Includes compensation as Chairman of the Audit Committee.
*	Includes compensation as a member of the Audit Committee.

Trustee Ownership of Fund Shares. The following table shows the dollar range of Fund shares beneficially owned by each Trustee as of December 31, 2016.

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES FOR EACH FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
Stephen R. Byers	$1 -$10,000 (ASHS) $10,001 -$50,000 (ASHR)	$50,001 -$100,000
George O. Elston	None	None
J. David Officer	None	None
Michael Gilligan	None	None

As of December 31, 2016, as to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities of the Adviser or the Distributor, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

Control Persons and Principal Holders of Securities

As of August 31, 2017, the officers and Trustees as a group owned beneficially less than 1% of the shares of any of the Funds.

Although the Funds do not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants, as of August 31, 2017, the name and percentage of ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund is set forth in the table below:

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Xtrackers Harvest CSI 300 China A-Shares ETF:

Name and Address	Percentage Ownership
Merrill Lynch, Pierce, Fenner & Smith Inc./8862 MLPF&S TS SUB 4804 Deerlake Dr. E Jacksonville, FL 32246	17.86%

Citibank, N.A. 3801 Citibank Center B/3rd Floor/Zone 12 Tampa, FL 33610	10.22%

National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	8.97%

Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	5.72%

The Bank of New York Mellon 525 William Penn Place Suite 153-0400 Pittsburgh, PA 15259	5.46%

Morgan Stanley Smith Barney 1300 Thames Street Baltimore, MD 2123	5.20%

Xtrackers CSI 300 China A-Shares Hedged Equity ETF:

Name and Address	Percentage Ownership
JP Morgan Clearing Corp. Corporate Actions Department 14201 Dallas Parkway, 12th FL Dallas, TX 75254	24.00%

Citibank, N.A. 3801 Citibank Center B/3rd Floor/Zone 12 Tampa, FL 33610	15.94%

National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	14.68%

Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	12.37%

Goldman, Sachs & Co. 30 Hudson St. Proxy Department Jersey City, NJ 07302	6.48%

Vanguard Marketing Corporation 100 Vanguard Blvd. Malvern, PA 19355	5.68%

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Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF:

Name and Address	Percentage Ownership
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	11.20%

TD Ameritrade 1005 N. Ameritrade Place Bellevue, NE 68005	9.68%

Citibank, N.A. 3801 Citibank Center B/3rd Floor/Zone 12 Tampa, FL 33610	8.28%

Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	7.58%

Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.72%

E*TRADE Clearing LLC Harborside Financial Center 501 Plaza 2 Jersey City, New Jersey 07311	5.66%

Merrill Lynch, Pierce, Fenner & Smith Inc./8862 MLPF&S TS SUB 4804 Deerlake Dr. E. Jacksonville, FL 32246	5.41%

Merrill Lynch, Pierce, Fenner & Smith Inc. 200 North College Avenue Charlotte, NC 28255	5.04%

Xtrackers MSCI All China Equity ETF :

Name and Address	Percentage Ownership
JP Morgan Clearing Corp. Corporate Actions Department 14201 Dallas Parkway, 12th Fl. Dallas, TX 75254	28.58%

Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	18.99%

TD Ameritrade 1005 N. Ameritrade Place Bellevue, NE 68005	7.79%

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National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	6.92%

E*TRADE Clearing LLC Harborside Financial Center 501 Plaza 2 Jersey City, New Jersey 07311	5.41%

Investment Advisory, Sub-Advisory, Administrative and Distribution Services

Investment Adviser and Sub-Adviser. DBX Advisors LLC, located at 345 Park Avenue, New York, New York 10154, serves as investment adviser to the Funds pursuant to an Investment Advisory Agreement between the Trust and the Adviser. The Adviser is a Delaware limited liability company and was registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), in August 2010. DBX Advisors LLC was formed in June 2010 and is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Harvest Global Investments Limited, located at 31/F One Exchange Square, Connaught Place, Central, Hong Kong, serves as the investment sub-adviser to Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF pursuant to a Sub-Advisory Agreement. Deutsche Asset Management, a global asset management firm and an affiliate of the Adviser, China Credit Trust Co. Ltd., a China-based financial services firm, and Lixin Investment Co., Ltd., China-based, private investment firm, each indirectly own greater than 25% of the outstanding voting securities of the Sub-Adviser and as such may be deemed to control the Sub-Adviser.

Under the Investment Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of the Funds, manages and administers the Trust and manages the Sub-Adviser and manages or delegates to the Sub-Adviser the duties of the investment and reinvestment of each Fund’s assets. The Sub-Adviser manages the investment and reinvestment of the Funds’ assets on an ongoing basis under the supervision of the Adviser.

Fund	Investment Advisory Fee
Xtrackers Harvest CSI 300 China A-Shares ETF	0.65%
Xtrackers CSI 300 China A-Shares Hedged Equity ETF	0.70%
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	0.65%
Xtrackers MSCI All China Equity ETF	0.60%

The Investment Advisory Agreement with respect to the Funds continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Funds, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to the Funds is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the Funds’ outstanding voting securities (as defined in the 1940 Act). The Investment Advisory Agreement is also terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

With respect to Xtrackers CSI 300 China A-Shares Hedged Equity ETF, the Adviser has contractually agreed, until October 1, 2018, to waive its management fee and/or reimburse Fund operating expenses in an amount equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investments in the Underlying Fund. This agreement may only be terminated by the Fund’s Board (and may not be terminated by the Adviser) prior to that time.

With respect to Xtrackers MSCI All China Equity ETF, to the extent the Fund invests in the shares of an affiliated fund, the Adviser has contractually agreed, until October 1, 2018, to waive its management fee and/or reimburse Fund operating expenses in an amount equal to the Fund’s management fee attributable to the Fund’s assets invested in the affiliated fund. This agreement may only be terminated by the Fund’s Board (and may not be terminated by the Adviser) prior to that time.

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Pursuant to the Investment Advisory Agreement between the Adviser and the Trust (entered into on behalf of the Funds), the Adviser is responsible for substantially all expenses of the Funds, including the payments to the Sub-Adviser, the cost of transfer agency, custody, fund administration, compensation paid to the Independent Trustees, legal, audit and other services except for the fee payments under the Investment Advisory Agreement, interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses.

For each Fund’s last three fiscal years, the management fees payable by the Fund, the reduction, if any, in the amount of the fees paid due to fee waivers and/or expense reimbursements by the Adviser and the net fees paid by the Fund were as follows:

	2015 Fiscal Year
Fund	Fee payable	Reduction in fee	Net fee paid
ASHR	$5,668,158	$0	$5,668,158
ASHS	$198,691	$0	$198,691
CN	$43,924	$(24,719)	$19,205

	2016 Fiscal Year
Fund	Fee payable	Reduction in fee	Net fee paid
ASHR	$4,269,544	$0	$4,269,544
ASHX	$10,541	$(9,873)	$668
ASHS	$302,360	$0	$302,360
CN	$72,889	$(41,071)	$31,818

	2017 Fiscal Year
Fund	Fee payable	Reduction in fee	Net fee paid
ASHR	$2,845,116	$0	$2,845,116
ASHX	$17,216	$(16,010)	$1,206
ASHS	$164,532	$0	$164,532
CN	$28,455	$(12,214)	$16,241

Under the Sub-Advisory Agreement, the Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by each Fund in connection with the performance of the Sub-Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Sub-Advisory Agreement will continue in effect until two years from its initial effective date, and thereafter only if approved annually by the Board, including a majority of the Independent Trustees.

The Sub-Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Funds by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Funds’ outstanding voting securities on 60 days’ written notice to the Sub-Adviser, by the Adviser on 60 days’ written notice to the Sub-Adviser or by a Sub-Adviser on 60 days’ written notice to the Adviser and the Trust. If the Sub-Advisory Agreement is terminated during its initial two-year term, the Adviser may be required (subject to certain exceptions) to pay the Sub-Adviser an amount equal to the sub-advisory fees the Sub-Adviser would have received for the remainder of the initial two-year term. In addition, if the Sub-Advisory Agreement is terminated on account of an “assignment” (as such term is defined in the 1940 Act) of the Advisory Agreement during the Funds’ first six years of operations, the Adviser may be required (subject to certain exceptions) to pay the Sub-Adviser an amount equal to the sub-advisory fees Harvest would have received during the remainder of such period.

For each Fund’s last three fiscal years, the fees payable by the Adviser to the Fund’s Sub-Adviser, if any, the reduction, if any, in the amount of the fee paid due to fee waivers by the Sub-Adviser and the net fees paid were as follows:

	2015 Fiscal Year
Fund	Fee Payable	Reduction	Net Fee Paid
ASHR	$2,117,399	$0	$2,117,399
ASHS	$72,941	$0	$72,941

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	2016 Fiscal Year
Fund	Fee Payable	Reduction	Net Fee Paid
ASHR	$1,601,319	$0	$1,601,319
ASHS	$113,385	$0	$113,385

	2017 Fiscal Year
Fund	Fee Payable	Reduction	Net Fee Paid
ASHR	$1,000,534	$0	$1,000,534
ASHS	$57,855	$0	$57,855

Manager of Managers Structure. The Adviser and the Trust may rely on an exemptive order (the “Order”) from the SEC that permits the Adviser to enter into investment sub-advisory agreements with sub-advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board, selects sub-advisers for the Funds and supervises, monitors and evaluates the performance of each sub-adviser.

The Order also permits the Adviser, subject to the approval of the Board, to replace sub-advisers and amend investment sub-advisory agreements, including fees, without shareholder approval whenever the Adviser and the Board believe such action will benefit a Fund and its shareholders. The Adviser thus has the ultimate responsibility (subject to the ultimate oversight of the Board) to recommend the hiring and replacement of sub-advisers as well as the discretion to terminate any sub-adviser and reallocate a Fund’s assets for management among any other sub-adviser(s) and itself. This means that the Adviser is able to reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. Pursuant to the Order, the Adviser is not required to disclose its contractual fee arrangements with any sub-adviser. The Adviser compensates each sub-adviser out of its management fee.

Potential Conflicts of Interest. The Adviser is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Adviser is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Adviser may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Adviser is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Adviser’s advisory clients, including the Funds. The Adviser has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Funds’ Board.

Portfolio Managers. Set forth below is additional information regarding the individuals identified in the Prospectus as primarily responsible for the day-to-day management of the Funds (“Portfolio Managers”).

Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF

HGI supervises and manages the investment portfolio of each Fund and directs the purchase and sale of the Funds’ investment securities. The HGI Portfolio Manager that has direct oversight responsibility and is primarily responsible for the day-to-day management of the Funds is Teresa Zheng.

Teresa Zheng is primarily responsible for the day-to-day management of the Funds. Ms. Zheng is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of her team to focus on certain asset classes, implementing the investment strategy, researching and reviewing the investment strategy, and overseeing members of her portfolio management team with more limited responsibilities.

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Ms. Zheng, joined HGI in November 2016 as a portfolio manager in the passive strategies investment team. She has over 8 years of experience in the financial industry. Prior to HGI, she was an investment manager at Hang Seng Investment Management, where she was responsible for managing ETFs, retail funds and other types of investment vehicles registered in Hong Kong. Her previous experience also includes serving as an assistant professor at Chuhai College of Higher Education in Hong Kong, research analyst at First State Investment and financial market analyst at Factset StreetAccount. Ms. Zheng holds a PhD degree in Finance from Hong Kong University of Science & Technology and a Master’s degree in Management Science from Xi’an Jiaotong University.

Xtrackers CSI 300 China A-Shares Hedged Equity ETF and Xtrackers MSCI All China Equity ETF

Mr. Richards is a Director with Deutsche Asset Management and has served as a Portfolio Manager in the Passive Asset Management business since 2011. Prior to his current role, Mr. Richards served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund, and at XShares Advisors, on behalf of an ETF issuer based in New York. At Deutsche Bank, Mr. Richards served as the primary portfolio manager for the PowerShares DB Commodity ETFs until their sale in 2015. He is currently responsible for the DBXA-managed ETFs as well as oversight of DBXA-sub-advised funds. Mr. Richards earned a BS in Finance from Boston College and is a CFA Charterholder.

Mr. Dwyer is a Director with Deutsche Asset Management and has served as a Portfolio Manager in the Passive Asset Management business since 2016. Prior to his current role, Mr. Dwyer was the head of Northern Trust’s International Equity Index ETF and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Mr. Dwyer has a broad range of experience managing developed, emerging, and frontier index mandates, and currency and future overlay portfolios. Prior to joining Northern Trust in 2003, Mr. Dwyer participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups. Mr. Dwyer received a BS in Finance from Rutgers University in 2001.

Mr. Sohrabi is a Vice President with Deutsche Asset Management and has served as a Portfolio Manager and quantitative multi-asset strategist in the Passive Asset Management business since 2015. Prior to joining Deutsche Bank, Mr. Sohrabi served as a derivatives trader for several institutional asset managers and commodity trading advisors where he developed and managed systematic risk and trading strategies in equities, options, fx and futures. Mr. Sohrabi earned a BA in neurobiology from the University of California, Berkley, and a Masters of Financial Engineering from the Anderson School of Management at the University of California, Los Angeles and is a CFA charterholder.

Mr. Bassous is a Vice President with Deutsche Asset Management and has served as a Portfolio Manager in the Passive Asset Management business since 2017. Prior to joining Deutsche Bank, Mr. Bassous served as Portfolio Manager at Northern Trust Asset Management where he managed equity portfolios across a variety of global benchmarks. While at Northern Trust, he spent several years in Chicago, London and Hong Kong where he managed portfolios on behalf of institutional clients in North America, Europe, the Middle East and Asia. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management. Mr. Bassous received a BS in Finance from Yeshiva University in 2004.

Ms. Cipolletti is an Analyst with Deutsche Asset Management. She joined Deutsche Bank through Deutsche Bank’s graduate program and has served as a Junior Portfolio Manager in the Passive Asset Management business since 2015. Prior to joining Deutsche Bank, she served internships at Deutsche Asset Management, Deutsche Wealth Management, Private Banking and National Financial Partners. Ms. Cipolletti earned a BA in sustainable development with a focus in economics from Columbia University.

Certain Portfolio Manager Information

The tables below show the number of other accounts managed by each Portfolio Manager and the total assets in the accounts, as of May 31, 2017, except as otherwise noted, in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

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For each portfolio manager listed below, the total number of accounts managed is a reflection of all accounts they oversee or manage.

The following table provides information relating to accounts managed by Ms. Zheng:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	0	5	0
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$0	$273.84	$0
Assets Managed with Performance-Based Fees	$0	$0	$0

The following table provides information relating to accounts managed by Mr. Richards:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	34	0	1
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$14,058	$0	$85
Assets Managed with Performance-Based Fees	$0	$0	$0

The following table provides information relating to accounts managed by Mr. Dwyer:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	27	0	1
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$13,777	$0	$85
Assets Managed with Performance-Based Fees	$0	$0	$0

The following table provides information relating to accounts managed by Mr. Sohrabi:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	27	0	1
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$13,777	$0	$85
Assets Managed with Performance-Based Fees	$0	$0	$0

The following table provides information relating to accounts managed by Mr. Bassous as of October 2, 2017:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	27	0	1
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$13,777	$0	$85
Assets Managed with Performance-Based Fees	$0	$0	$0

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The following table provides information relating to accounts managed by Ms. Cipolletti:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	27	0	1
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$13,777	$0	$85
Assets Managed with Performance-Based Fees	$0	$0	$0

Portfolio Manager Ownership of Fund Shares

The following table lists the dollar range (None, $1,-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $501,000-$1,000,000, over $1 million) of Fund shares beneficially owned by the primary portfolio manager(s) as of May 31, 2017 except as otherwise noted.

Primary Portfolio Managers	Fund	Dollar Range of Fund Shares Beneficially Owned
Teresa Zheng	—	None
Bryan Richards	ASHX	$10,001-$50,000
Patrick Dwyer	—	None
Navid Sohrabi	—	None
Shlomo Bassous*	—	None
Charlotte Cipolletti	—	None

*	Information for this Portfolio Manager is as of October 2, 2017.

Portfolio Manager Compensation

HGI (Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF only)

HGI compensates the Funds’ portfolio managers for their management of the Funds. HGI pays portfolio managers (i) fixed base salaries, which are linked to job function, responsibilities and financial services industry peer comparison, and (ii) variable compensation, which is linked to investment performance, individual contributions to the team, and the overall financial results of the firm. Variable compensation may include a cash bonus, as well as potential participation in a variety of long-term incentive programs. There is no material difference in the method used to calculate the portfolio manager’s compensation with respect to the Funds and other accounts managed by the portfolio manager. HGI maintains competitive salaries for all employees, based on independent research of the investment management industry.

DBX Advisors (Xtrackers CSI 300 China A-Shares Hedged Equity ETF and Xtrackers MSCI All China Equity ETF only)

The Adviser and its affiliates are part of the Deutsche Bank Group of companies. As employees of a company in the Deutsche Bank Group, portfolio managers are paid on a total compensation basis, which includes fixed pay (base salary) and variable compensation (“VC”), as follows:

•	Fixed pay is the key and primary element of compensation and reflects the value of the individual’s role and function within the organization. It rewards factors that an employee brings to the organization such as skills and experience, while reflecting regional and divisional (i.e., Deutsche Asset Management) specifics. Fixed pay levels play a significant role in ensuring competitiveness of the Adviser and its affiliates in the labor market, thus benchmarking provides a valuable input when determining fixed pay levels.

•	VC is a discretionary compensation element that enables the Adviser and its affiliates to provide additional reward to employees for their performance and behaviors, while reflecting Deutsche Bank Group affordability and the financial situation of Deutsche Bank AG (the “Bank”) and Deutsche Asset Management, the Bank’s asset management division. VC aims to:

o	Recognize that every employee contributes to the Bank’s success through the Deutsche Bank Group component of VC (Group Component);

o	Reflect individual performance through discretionary individual VC (Individual Component); and

o	Reward outstanding contributions at the junior levels through the discretionary recognition award.

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Employee seniority as well as divisional and regional specifics determine which VC elements are applicable for a given employee and the conditions under which they apply. Both group and individual components may be awarded in shares or share-based instruments and under deferral arrangements.

To evaluate its investment professionals in light of and consistent with the compensation principles set forth above, the Adviser and its affiliates review investment performance for all accounts managed in relation to a Fund’s Underlying Index. When determining total compensation, the Adviser and its affiliates consider a number of quantitative, qualitative and other factors:

•	Quantitative measures (e.g., tracking error, tracking difference and tax efficiency) are utilized to measure performance.

•	Qualitative measures (e.g., adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.

•	Other factors (e.g., non-investment related performance, teamwork, adherence to compliance rules, risk management and “living the values” of the Adviser and its affiliates) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

Potential Conflicts of Interest

Because the Portfolio Managers manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. The Portfolio Managers may manage other portfolios, such as separately-managed accounts, that have a similar investment style as a Fund. However, the portfolios managed by Portfolio Manager may not have portfolio compositions identical to those of the Fund managed by the Portfolio Manager due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others. The Portfolio Managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. The Portfolio Managers may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, the Portfolio Managers may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. However, the compensation structure for Portfolio Managers does not generally provide incentive to favor one account over another because that part of a Portfolio Manager’s bonus based on performance is not based on the performance of one account to the exclusion of others. There are many other factors considered in determining a Portfolio Manager’s bonus and there is no formula that is applied to weight the factors listed (see “Certain Portfolio Manager Information” and “Portfolio Manager Compensation”). For additional information regarding potential conflicts of interest faced by the Adviser, see “Investment Advisory, Sub-Advisory, Administrative and Distribution Services - Potential Conflicts of Interest.”

Codes of Ethics. The Trust, the Adviser, the Sub-Adviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Fund. The Codes of Ethics are on public file with, and are available from, the SEC.

Anti-Money Laundering Requirements. The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Funds may request information from APs to enable it to form a reasonable belief that it knows the true identity of its APs. This information will be used to verify the identity of APs or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Funds to verify their identity. The Funds also reserve the right to redeem any amounts in the Funds from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

Administrator, Custodian and Transfer Agent. The Bank of New York Mellon (“BNYM”) serves as administrator, custodian and transfer agent for the Funds. BNYM’s principal address is 101 Barclay Street, New York, New York 10286. Pursuant to a Fund Administration and Accounting Agreement with the Trust, BNYM provides necessary administrative, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each Fund (the “Administrator”). In addition, BNYM makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to a Custody Agreement with the Trust, BNYM maintains in separate accounts cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records and provides other services (the “Custodian”). BNYM is required, upon the order of the Trust, to

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deliver securities held by BNYM and to make payments for securities purchased by the Trust for each Fund. Also, pursuant to the Custody Agreement, BNYM is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, BNYM acts as a transfer agent (the “Transfer Agent”) for each Fund’s authorized and issued Shares of beneficial interest and as the dividend disbursing agent of the Trust. As compensation for these services, BNYM receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly the Adviser from its management fee.

(Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF only) All of the Funds’ assets in the PRC, including onshore PRC cash deposits and its onshore A-Shares portfolio, will be held by the Custodian through the PRC Custodian. The PRC Custodian serves as such pursuant to an agreement between the Sub-Adviser and the PRC Custodian. The PRC Custodian, however, also provides foreign sub-custodial services to the Funds in its capacity as a sub-custodian of BNYM. A Securities account shall be opened with CSDCC in the joint names of the Sub-Adviser (as the RQFII holder) and the Funds. An RMB cash account will also be established and maintained with the PRC Custodian in the joint names of the Sub-Adviser (as the RQFII holder) and the Funds. The PRC Custodian will, in turn, have a cash clearing account with CSDCC for trade settlement according to applicable regulations.

Bank of China (Hong Kong) Limited will serve as the Funds’ Renminbi clearing bank for purposes of converting the Funds’ assets from U.S. dollars to RMB (CNY) and remitting RMB funds into the PRC. Currently the Bank of China (Hong Kong) Limited is the only RMB clearing bank for offshore RMB in Hong Kong. A RMB clearing bank is an offshore bank that can obtain RMB funding from the PBOC to square the net RMB positions of other participating banks. In February 2004, Bank of China (Hong Kong) Limited launched its RMB clearing services following its appointment by the PBOC. Remittance of RMB funds into China may be dependent on the operational systems developed by the Bank of China (Hong Kong) Limited for such purposes, and there is no assurance that there will not be delays in remittance.

Distributor. The Distributor’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Shares of the Funds. The Distribution Agreement continues for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Units, as described in the Funds’ Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Funds’ Prospectus and, upon request, the SAI to APs purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement for the Funds provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund Shares. Such Soliciting Dealers must also be APs (as defined below).

The Adviser may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of Shares. The Adviser currently pays the Distributor, from the Adviser’s own resources for such purposes.

The Adviser and/or its subsidiaries or affiliates (“Xtrackers Entities”) may pay certain affiliated and unaffiliated broker-dealers and other financial intermediaries (“Intermediaries”) for certain marketing activities related to the Funds or other funds advised by the Adviser or its affiliates (“Xtrackers Funds”) (with such payments being “Payments”). Any Payments made by Xtrackers Entities will be made from their own assets and not from the assets of the Funds. Although a portion of Xtrackers Entities’ revenue comes directly or indirectly in part from fees paid by the Funds and other Xtrackers Funds, Payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Funds or other Xtrackers Funds. Xtrackers Entities may make Payments for Intermediaries’ participating in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Funds or for other activities, such as participation in marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems (“Education Costs”). Xtrackers Entities may also make Payments to Intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to other Xtrackers Funds or exchange-traded funds in general (“Publishing Costs”). In addition, Xtrackers Entities may make Payments to Intermediaries that make shares of the Funds and certain other Xtrackers Funds available to their clients or for otherwise promoting the Funds and other Xtrackers Funds. Payments of this type are sometimes referred to as revenue-sharing payments.

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Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, Payments create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Funds and other Xtrackers Funds over other investments. The same conflict of interest exists with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

Xtrackers Entities may determine to make Payments based on any number of metrics. For example, Xtrackers Entities may make Payments at year end or other intervals in a fixed amount, based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more Xtrackers Funds in a year or other period, any of which arrangements may include an agreed upon minimum or maximum payment, or any combination of the foregoing. Any payments made by the Xtrackers Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of the Funds or other Xtrackers Funds.

Certain Xtrackers Entities have established a revenue sharing arrangement with Charles Schwab & Co., Inc. (“Schwab”). Under this arrangement, Schwab has agreed not to charge its customers any trading commissions when those customers purchase or sell shares of the Funds online. In addition, Schwab will promote the availability of commission-free ETF trading to its customers.

Brokerage Transactions

The Adviser and/or Sub-Adviser assume general supervision over placing orders on behalf of the Funds for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, the Adviser’s and/or Sub-Adviser’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by the Adviser and/or Sub-Adviser based upon their knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Funds’ Shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

Consistent with Section 28(e) of the 1934 Act, as amended, and interpretations thereunder, the Adviser and/or Sub-Adviser may cause a Fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services and products if the Adviser and/or Sub-Adviser determines in good faith that the commission is reasonable in relation to the services and products utilized. In addition to agency transactions, the Adviser and/or Sub-Adviser may receive brokerage or research services and products in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services and products may include but are not limited to: economic, industry, or company research reports or investment recommendations; subscriptions to certain financial publications; market data such as stock quotes, last sale prices, trading volumes and similar data; databases and software, including, but not limited to, quantitative analytical software; and products and services that assist in effecting transactions and functions incidental thereto, including services of third-party computer systems directly related to brokerage activities and routing settlement instructions. The Adviser and/or Sub-Adviser may use brokerage or research services and products furnished by brokers, dealers or service providers in servicing all client accounts, and not all services and products may necessarily be used in connection with the account that paid the commissions or spreads to the broker or dealer.

The Funds’ purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that the Adviser and/or Sub-Adviser manage or advise and for which they have brokerage placement authority. If purchases or sales of portfolio securities of the Funds and one or more other accounts managed or advised by the Adviser and/or Sub-Adviser are considered at or about the same time, transactions in such securities are allocated among the Funds and the other accounts in a manner deemed equitable to all by the Adviser and/or Sub-Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Funds. The Adviser and/or Sub-Adviser may deal, trade and invest for their own account in the types of securities in which the Funds may invest. The Adviser and/or Sub-Adviser may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with the Adviser and/or Sub-Adviser, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers

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or dealers in comparable transactions. The Funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

Portfolio turnover may vary from year to year as well as within a year. High turnover rates may result in comparatively greater brokerage expenses and higher taxes (if you are investing in a taxable account). The overall reasonableness of brokerage commissions is evaluated by the Adviser and/or Sub-Adviser based upon their knowledge of available information as to the general level of commissions paid by the other institutional investors for comparable services.

Brokerage commissions for the last three fiscal years are shown in the table below:

2015 Fiscal Year
Xtrackers Harvest CSI 300 China A-Shares ETF	—
Xtrackers CSI 300 China A-Shares Hedged Equity ETF	—
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	—
Xtrackers MSCI All China Equity ETF	$4,649

2016 Fiscal Year
Xtrackers Harvest CSI 300 China A-Shares ETF	$1,879,476
Xtrackers CSI 300 China A-Shares Hedged Equity ETF	$1,702
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	$138,585
Xtrackers MSCI All China Equity ETF	$3,293

2017 Fiscal Year
Xtrackers Harvest CSI 300 China A-Shares ETF	$449,285
Xtrackers CSI 300 China A-Shares Hedged Equity ETF	$103
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	$18,845
Xtrackers MSCI All China Equity ETF	$203

The Funds experienced decreased aggregate brokerage commissions in 2017 due to a decrease in total assets as well as a decrease in subscription and redemption activity.

Additional Information Concerning the Trust

Shares. The Trust currently is comprised of 35 operational separate investment series or portfolios called funds. Each series issues Shares of common stock, no par value. The Trust issues Shares of beneficial interest in each Fund with no par value. The Board may designate additional funds.

Each Share issued by a Fund has a pro rata interest in the assets of that Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation. Each Share has one vote with respect to matters upon which the Shareholder is entitled to vote. In any matter submitted to Shareholders for a vote, each Fund shall hold a separate vote, provided that Shareholders of all affected Funds will vote together when: (1) required by the 1940 Act or (2) the Trustees determine that the matter affects the interests of more than one Fund. Under Delaware law, the Trust is not required to hold an annual meeting of Shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of Shareholders unless required to do so under the 1940 Act. All Shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the Shareholders.

Following the creation of the initial Creation Unit(s) of Shares of a fund and immediately prior to the commencement of trading in the fund’s Shares, a holder of Shares may be a “control person” of the fund, as defined in the 1940 Act. A fund cannot predict the length of time for which one or more Shareholders may remain a control person of the fund.

Shareholders may make inquiries by writing to DBX ETF Trust, c/o the Distributor, ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, by email by writing to dbxquestions@list.db.com or by telephone by calling 1-855-329-3837 or 1-855-DBX-ETFS (toll free).

Termination of the Trust or a Fund. The Trust or a Fund may be terminated by a majority vote of the Board or the affirmative vote of a supermajority of the holders of the Trust or the Fund entitled to vote on termination. Although the Shares are not automatically redeemable upon the occurrence of any specific event, the Trust’s organizational documents provide that the Board will have the

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unrestricted power to alter the number of Shares in a Creation Unit. In the event of a termination of the Trust or the Fund, the Board, in its sole discretion, could determine to permit the Shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash or for a combination of cash or securities.

DTC as Securities Depository for Shares of the Funds. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the NYSE Amex Equities and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to Shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Units

General. The Trust issues and sells Shares of the Funds only in Creation Units on a continuous basis through the Distributor, without a sales load, at the Funds’ NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. The Funds reserve the right to limit or suspend the issuance of Creation Units from time to time, including in the event the Funds are unable to obtain adequate exposure to the performance of the Underlying Indexes as described in the Funds’ Prospectus. A Creation Unit for each Fund consists of 50,000 shares.

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The Board reserves the right to declare a split or a consolidation in the number of Shares outstanding of a Fund of the Trust, and to make a corresponding change in the number of Shares constituting a Creation Unit, in the event that the per Share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

A “Business Day” with respect to the Fund is any day on which the Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, the Exchange observes the following holidays, as observed: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. Due to various legal and operational constraints in China, the principal consideration for the purchase of a Creation Unit of Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF is cash. For Xtrackers CSI 300 China A-Shares Hedged Equity ETF and Xtrackers MSCI All China Equity ETF (and) to the extent Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF permit in-kind consideration for the purchase of a Creation Unit of a Fund, the principal consideration generally consists of the in-kind deposit of a designated portfolio of securities (i.e., the Deposit Securities), which constitutes an optimized representation of the securities of a Fund’s Underlying Index, and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund.

The Cash Component is an amount equal to the difference between the NAV of the Shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any difference between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the AP purchasing a Creation Unit.

The Adviser and/or Sub-Adviser makes available through the NSCC on each Business Day, prior to the opening of business on the Exchange, the list of names and the required number of Shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of Shares of the Fund until such time as the next-announced Fund Deposit is made available.

The identity and number of Shares of the Deposit Securities pursuant to changes in composition of the Fund’s portfolio and changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser and/or Sub-Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the relevant Underlying Index.

The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC. The Trust also reserves the right to permit or require a “cash in lieu” amount where the delivery of the Deposit Security by the AP (as described below) would be restricted under applicable securities laws or where the delivery of the Deposit Security to the AP would result in the disposition of the Deposit Security by the AP becoming restricted under applicable securities laws, or in certain other situations. The adjustments described above will reflect changes, known to the Adviser and/or Sub-Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index, or resulting from stock splits and other corporate actions.

Role of the Authorized Participant. Creation Units may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor (an authorized participant, or an “AP”), which agreement has also been accepted by the Transfer Agent. Such AP will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such AP will make available in advance of each purchase of Shares an amount of cash sufficient to pay the Cash Component, once the NAV of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fee described below. The AP may require the investor to enter into an agreement with such AP with respect to certain matters, including payment of the Cash Component. Investors who are not APs must make appropriate arrangements with an AP. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an AP. As a result, purchase orders placed through an AP may result in additional charges to such investor. The Trust does not expect the Distributor to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current APs may be obtained from the Distributor.

Purchase Order. To initiate an order for a Creation Unit, an AP must submit an irrevocable order to purchase Shares of the Fund in accordance with the Authorized Participant Agreement. If accepted by the Distributor, the Transfer Agent will notify the Adviser

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and/or Sub-Adviser and the Custodian of such order. If applicable, the Custodian will then provide such information to the appropriate sub-custodian. The Custodian shall cause the sub-custodian to maintain an account into which the AP shall deliver, on behalf of itself or the party on whose behalf it is acting, the applicable securities included in the designated Fund Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Trust. Deposit Securities located outside the United States must be delivered to an account maintained at the applicable local sub-custodian. Those placing orders to purchase Creation Units through an AP should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day.

The AP must also make available on or before the contractual settlement date, by means satisfactory to the Trust, immediately available or same day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the Exchange.

Investors should be aware that an AP may require orders for purchases of Shares placed with it to be in the particular form required by the individual AP.

Timing of Submission of Purchase Orders. An AP must submit an irrevocable purchase order before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. The AP must transmit the purchase order in the form required by the Trust to the Distributor in accordance with procedures set forth in the Authorized Participant Agreement. Orders to create Shares of the Fund that are submitted on the Business Day immediately preceding a holiday or day (other than a weekend) when the markets in the relevant foreign market are closed may not be accepted. The Distributor in its discretion may permit the submission of such orders and requests by or through an AP at any time (including on days on which the Exchange is not open for business) via communication through the facilities of the Transfer Agent’s proprietary website maintained for this purpose provided such submission is permissible pursuant to the terms of the applicable Authorized Participant Agreement. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with the Trust’s standard cut-off times as provided in the Authorized Participant Agreement.

Acceptance of Orders for Creation Unit. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the AP (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Trust are in place for payment of the Cash Component and any other cash amounts which may be due, the Trust will accept the order, subject to its right (and the right of the Distributor and the Adviser and/or Sub-Adviser) to reject any order until acceptance.

Once the Trust has accepted an order, upon next determination of the NAV of the Shares, the Trust will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the AP that placed the order.

The Trust reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor in respect of the Fund if (i) the order is not in proper form; (ii) the investor(s) upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of Shares specified by the Adviser and/or Sub-Adviser, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Trust or the Adviser and/or Sub-Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) circumstances outside the control of the Trust, the Distributor and the Adviser and/or Sub-Adviser make it impracticable to process purchase orders. The Trust shall notify a prospective purchaser of a Creation Unit and/or the AP acting on behalf of such purchaser of its rejection of such order. The Trust, the Custodian, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall any of them incur any liability for failure to give such notification.

Issuance of a Creation Unit. An investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Trust’s brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities.

To the extent in-kind creations are effected for a Fund, except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When the

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sub-custodian has confirmed to the Custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor and the Adviser shall be notified of such delivery and the Trust will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+2 basis” (i.e., two Business Days after trade date).

To the extent contemplated by an AP’s agreement with the Distributor, the Trust will issue Creation Units to such AP notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such AP’s delivery and maintenance of collateral having a value at least equal to 115%, which the Adviser and/or Sub-Adviser may change from time to time, of the value of the missing Deposit Securities in accordance with the Trust’s then-effective procedures. The only collateral that is acceptable to the Trust is cash in U.S. dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Trust. The cash collateral posted by the AP may be invested at the risk of the AP, and income, if any, on invested cash collateral will be paid to that AP. Information concerning the Trust’s current procedures for collateralization of missing Deposit Securities is available from the Distributor. The Authorized Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time and will subject the AP to liability for any shortfall between the cost to the Trust of purchasing such securities and the cash collateral or the amount that may be drawn under any letter of credit.

In certain cases, APs may create and redeem Creation Units on the same trade date and in these instances, the Trust reserves the right to settle these transactions on a net basis or require a representation from the APs that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of Shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust and the Trust’s determination shall be final and binding.

Creation Transaction Fee. A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee will be the same regardless of the number of Creation Units purchased by a purchaser on the same day. The AP may also be required to cover certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (including, with respect to those Funds which effect creations principally or partly in-kind, when the Trust permits an AP to substitute cash for some or all of the Deposit Securities). Certain fees or costs associated with creation transactions may be waived in certain circumstances.

The following table sets forth the Funds’ standard maximum creation transaction fee:

Fund	Standard Creation Transaction Fee
Xtrackers Harvest CSI 300 China A-Shares ETF	$4,200
Xtrackers CSI 300 China A-Shares Hedged Equity ETF	$500
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	$4,750
Xtrackers MSCI All China Equity ETF	$2,800

Redemption of Creation Units. Shares of the Funds may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form and only on a Business Day. The Trust will not redeem Shares in amounts less than Creation Units. In addition, APs must transmit requests for redemption in the form required by the Trust and the Distributor in accordance with procedures set forth in the Authorized Participant Agreement. Beneficial Owners also may sell Shares in the secondary market but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

Redemptions are effected principally for cash for Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF. Redemptions are effected principally in-kind for Xtrackers CSI 300 China A-Shares Hedged Equity ETF. Redemptions are effected partially for cash and partially in kind for Xtrackers MSCI All China Equity ETF. The Funds may borrow money for purposes of facilitating redemptions. See “Investment Strategies and Risks—General Considerations and Risks—Borrowing Risk.” Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Redemption Transaction Fee. A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Funds. The standard redemption transaction fee will be the same regardless of the number of Creation Units redeemed by an investor on the same day. The AP may also be required to cover certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (including, for those Funds which effect redemptions principally or partly in-kind, when the Trust substitutes cash for some or all of the Fund Securities), up to a maximum of 2% of the amount redeemed (including the standard redemption fee set forth below). The standard redemption transaction fees are set forth below. To the extent the Funds redeems in-kind, APs will also bear the costs of transferring the Funds Securities from the Trust to

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their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Certain fees or costs associated with redemption transactions may be waived in certain circumstances.

The following table sets forth the Funds’ standard redemption transaction fee:

Fund	Standard Redemption Transaction Fee
Xtrackers Harvest CSI 300 China A-Shares ETF	$4,200
Xtrackers CSI 300 China A-Shares Hedged Equity ETF	$500
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	$4,750
Xtrackers MSCI All China Equity ETF	$2,800

The maximum redemption fee, as a percentage of the amount redeemed, is 2%. Redemption requests for Creation Units of the Funds must be submitted by or through an AP. The AP must transmit the request for redemption in the form required by the Trust or the transfer agent in accordance with procedures set forth in the Authorized Participant Agreement. An AP must submit an irrevocable redemption request before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. The AP must transmit the request for redemption in the form required by the Trust and the Distributor in accordance with procedures set forth in the Authorized Participant Agreement. Investors other than through APs are responsible for making arrangements for a redemption request to be made through an AP. The Distributor will provide a list of current APs upon request.

Cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will generally be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. However, the Funds cap the total fees that may be charged in connection with the redemption of Creation Units at 2% of the value of the Creation Units redeemed. To the extent transaction and other costs associated with a redemption exceed that cap, those transaction costs will be borne by a Fund’s remaining shareholders.

Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker though an AP who has executed an Authorized Participant Agreement in effect. At any time, there may be only a limited number of broker-dealers that have an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such AP. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an AP and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not APs.

In the case of custom redemptions, the order must be received no later than 3:00 p.m., Eastern time. Investors other than through APs are responsible for making arrangements for a redemption request to be made through an AP. The Distributor will provide a list of current APs upon request.

A redemption request is considered to be in “proper form” if (i) an AP has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit being redeemed through the book-entry system of DTC so as to be effective by the Exchange closing time on any Business Day, (ii) a request in form satisfactory to the Trust is received from the AP on behalf of itself or another redeeming investor within the time periods specified above and (iii) all other procedures set forth in the Participant Agreement are properly followed. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by 10:00 a.m., Eastern time, on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of Shares through the DTC system may be significantly earlier than the close of business on the Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of Shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the Shares.

Upon receiving a redemption request, the Transfer Agent shall notify the Trust of such redemption request. The tender of an investor’s Shares for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be made through DTC and the relevant AP to the beneficial owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the AP submitting the redemption request.

Redemption proceeds will be paid to the AP redeeming Shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter, except as noted below).

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The right of redemption may be suspended or the date of payment postponed with respect to any Fund (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.

In the case of in-kind redemptions, a redeeming Beneficial Owner or AP acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered. If neither the redeeming Beneficial Owner nor the AP acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of portfolio securities of the Fund). Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.

An AP submitting a redemption request is deemed to represent to the Trust that it is in compliance with the requirements set forth in the Authorized Participant Agreement. The Trust reserves the right to verify this representation at its discretion, but will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the AP, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

Taxation on Creation and Redemptions of Creation Units. Current federal tax laws dictate that any capital gain or loss realized from the redemption of Creation Units will generally be treated as long-term capital gain or loss if the AP holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less.

Each Fund has the right to reject an order for Creation Units if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or group of purchasers) that would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund, the purchaser (or group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six (6) months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable AP of long-term capital gain with respect to the Creation Units (including any amounts credited to the AP as undistributed capital gains).

Taxes

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information – Taxes.” The following summary of certain relevant tax provisions is as of the date of this SAI and is subject to change.

Regulated Investment Company Qualification. Each Fund intends to qualify for treatment each year as a separate RIC under Subchapter M of the Code. To qualify for treatment as a RIC, each Fund must annually distribute at least the sum of 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and 90% of its net

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tax-exempt interest income and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Funds’ annual gross income must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of any one issuer, or two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly-traded partnerships. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the test described in (i) above only if such gains are directly related to investing in securities. To date, such regulations have not been issued.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. The Funds’ investments in partnerships, if any, including in qualified publicly-traded partnerships, may result in the Funds being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.

Taxation of Regulated Investment Companies. As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its Shareholders, provided that it satisfies the minimum distribution requirement described above. The Funds will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its Shareholders. If a Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, the Funds may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Funds correct the failure within a specified period. If a Fund fails to qualify for treatment as a RIC for a taxable year, and the relief provisions are not available, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to Shareholders, and such distributions generally will be taxable to Shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate Shareholders generally should be eligible for the dividends received deduction. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify as a RIC in a subsequent year. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year.

If a Fund does not on a timely basis receive applicable government approvals in the PRC to repatriate funds associated with direct investment in A-Shares, the Fund may be unable to satisfy the minimum distribution requirement described above.

Excise Tax. A Fund will be subject to a nondeductible 4% excise tax on certain undistributed income if it does not generally distribute to its Shareholders in each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year (taking into account certain deferrals and elections) plus (ii) 98.2% of its capital gain net income (reduced by certain ordinary losses) for the 12 months ended October 31 of such year. For this purpose, any ordinary income or capital gain net income retained by the Funds that is subject to corporate income tax will be considered to have been distributed. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under distribution or over distribution, as the case may be, from the previous year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

If a Fund does not on a timely basis receive applicable government approvals in the PRC to repatriate funds associated with direct investment in A-Shares, the Fund may be unable to avoid the excise tax.

Fund Losses. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is

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treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. These losses can be carried forward indefinitely to offset capital gains, if any, in years following the year of the loss.

Under certain circumstances, a Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year following the taxable year in which they were actually incurred.

Taxation of U.S. Shareholders. Dividends and other distributions by a Fund are generally treated under the Code as received by the Shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to Shareholders of record on a specified date in such a month shall be deemed to have been received by each Shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

Each Fund intends to distribute annually to its Shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax on the amount retained. In that event, the Fund may designate such retained amounts as undistributed capital gains in a notice to its Shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate Shares of the undistributed amount, (b) will be entitled to credit their proportionate Shares of the U.S. federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata Share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that a Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in Shares and regardless of how long a Shareholder has held Shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each Shareholder, be treated as a tax-free return of capital to the extent of a Shareholder’s basis in Shares of the Fund, and as a capital gain thereafter (if the Shareholder holds Shares of the Fund as capital assets).

Investors considering buying Shares just prior to a dividend or capital gain distribution should be aware that, although the price of Shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and Shareholders may receive dividends in an earlier year than would otherwise be the case.

Qualified Dividend Income. Qualified dividend income is generally taxable to non-corporate shareholders at reduced rates. In general, dividends may be reported by a Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income is, in general, dividend income from taxable U.S. corporations and certain non-U.S. corporations that are not “passive foreign investment companies” and that are incorporated in possessions of the U.S. or in certain countries with comprehensive tax treaties with the U.S. The United States has a comprehensive income tax treaty with China (but not with Hong Kong, which is treated as a separate jurisdiction for U.S. tax purposes). If 95% or more of the Fund’s gross income (excluding gains attributable to the sale of stock and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) is attributable to qualified dividend income received by a Fund, then the Fund may report all distributions of such income as qualified dividend income.

A dividend from a Fund will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the Shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the Shares become ex-dividend with respect to such dividend or the Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder (or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock

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becomes ex-dividend with respect to such dividend); (ii) a Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under Section 163(d)(4)(B) of the Code. Dividends received by a Fund from another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such other RIC.

If you lend your Fund Shares pursuant to securities lending arrangements you may lose the ability to use non-U.S. tax credits passed through by the Fund or to treat Fund dividends (paid while the Shares are held by the borrower) as qualified dividend income. If you enter into a short sale with respect to Shares of the Fund, substitute payments made to the lender of such Shares may not be deductible. Shareholders considering a securities loan or short sale should consult their financial intermediaries or tax advisors.

Sales of Shares. Upon the sale or exchange of Shares of the Fund, a Shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the Shareholder’s basis in Shares of the Fund. Such gain or loss will be treated as capital gain or loss if the Shares are capital assets in the Shareholder’s hands and will be long-term capital gain or loss if the Shares are held for more than one year and short-term capital gain or loss if the Shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be increased to reflect the disallowed loss. Any loss realized by a Shareholder on the sale of the Fund Share held by the Shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the Shareholder with respect to such Share.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Back-Up Withholding. In certain cases, a Fund will be required to withhold (as “backup withholding”) (currently at a rate of 28%) from any distributions paid to a Shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify to a Fund that such Shareholder is not subject to back-up withholding; or (iv) has not certified that such Shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 28%. Back-up withholding is not an additional tax and any amount withheld may be credited against a Shareholder’s U.S. federal income tax liability.

Sections 351 and 362. The Trust, on behalf of each Fund, has the right to reject an order for a purchase of Shares of the Fund if the purchaser (or a group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a given Fund and if, pursuant to Sections 351 and 362 of the Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its Shareholders. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Corporate Dividends Received Deduction. The Funds do not expect dividends that are paid to its corporate Shareholders to be eligible, in the hands of such Shareholders, for the dividends received deduction.

Investment in the Underlying Fund or Funds. (Xtrackers CSI 300 China A-Shares Hedged Equity ETF and Xtrackers MSCI All China Equity ETF only) Each Fund’s exposure to China A-Shares investments through an underlying fund (i.e., the Underlying Fund and Xtrackers China A-Shares ETFs, respectively) may be less tax efficient than a direct investment in A-Shares. The Fund will not be able to offset its taxable income and gains with losses incurred by the underlying fund because the underlying fund(s) are treated as corporations for U.S. federal income tax purposes. The Fund’s sales of shares of an underlying fund, including those resulting from changes in the Fund’s allocation of assets, could cause the recognition of additional taxable gains. A portion of any such gains may be short-term capital gains, which will be taxable as ordinary dividend income when distributed to the Fund’s shareholders. Further, certain losses recognized on sales of shares of the underlying fund may be deferred under the wash sale rules. Any loss realized by the Fund on a disposition of shares of the underlying fund held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the Fund of net long-term capital gain with respect to the underlying fund‘s shares (including any amounts credited to the Fund as undistributed capital gains). Short-term capital gains earned by the underlying fund

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will be treated as ordinary dividends when distributed to the Fund and therefore may not be offset by any short-term capital losses incurred by the Fund. The Fund’s short-term capital losses might instead offset long-term capital gains realized by the Fund, which would otherwise be eligible for reduced U.S. federal income tax rates when distributed to individual and certain other non-corporate shareholders. If the Chinese government imposes restrictions on an underlying fund’s ability to repatriate funds associated with its direct investment in A-Shares, the underlying fund could fail to qualify for U.S. federal income tax treatment as a regulated investment company. Under those circumstances, the underlying fund would be subject to tax as a regular corporation, and the Fund would not be able to treat non-U.S. income taxes paid by the underlying fund as paid by the Fund’s shareholders.

Taxation of Certain Investments. A Fund’s transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to Shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

A Fund’s investment in so-called “Section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All Section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

Excess Inclusion Income. Under current law, the Funds serve to block unrelated business taxable income from being realized by their tax-exempt Shareholders. Notwithstanding the foregoing, a tax-exempt Shareholder could realize unrelated business taxable income by virtue of its investment in a Fund if Shares in the Fund constitute debt-financed property in the hands of the tax-exempt Shareholder within the meaning of Code Section 514(b). Certain types of income received by a Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund Shareholders, such excess inclusion income may (i) constitute taxable income, as “unrelated business taxable income” for those Shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. Shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund Shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Code Section 664) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Non-U.S. Investments. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a currency other than the Fund’s “functional currency” and the time the Fund actually collects such income or receivables or pays such expenses or liabilities are generally treated as ordinary income or ordinary loss. In general, assuming the Fund’s functional currency for U.S. federal income tax purposes is the U.S. dollar, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on non-U.S. currency, non-U.S. currency forward contracts and certain non-U.S. currency options or futures contracts

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denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise. Each Fund (or a “qualified business unit” of the Fund) may instead treat the RMB as its functional currency. Under those circumstances, the Fund generally would not be expected to recognize gains or losses on its RMB-denominated securities based on the value of the RMB relative to the U.S. dollar, but the Fund may recognize Section 988 gain (or loss) based on fluctuations in the value of the RMB relative to the U.S. dollar between the acquisition and disposition dates of U.S. currency, between the date on which a Fund dividend is declared and the date on which it is paid, and potentially in connection with Fund redemptions.

Income received by the Funds from sources within foreign countries (including, for example, interest and dividends on securities of non-U.S. issuers) may be subject to withholding and other taxes imposed by such countries. In the case of PRC issuers, gain on the sale of shares may also be subject to foreign tax. Tax treaties between such countries and the U.S. may reduce or eliminate such taxes. Foreign taxes paid by the Funds will reduce the return from the Funds’ investments.

Each Fund may be subject to non-U.S. income taxes withheld at the source. Each Fund, if more than 50% of the value of its total assets at the close of its taxable year consists of securities of foreign corporations, may elect to “pass through” to its Shareholders the amount of non-U.S. income taxes paid by the Fund provided that both the Fund and the investor satisfy certain holding period requirements, with the result that each investor at the time of deemed distribution will (i) include in gross income, even though not actually received, the investor’s pro rata share of the Fund’s non-U.S. income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) the investor’s pro rata share of the Fund’s non-U.S. income taxes. A non-U.S. person invested in the Fund in a year that the Fund elects to “pass through” its non-U.S. taxes may be treated as receiving additional dividend income subject to U.S. withholding tax. A non-U.S. tax credit may not exceed the investor’s U.S. federal income tax otherwise payable with respect to the investor’s non-U.S. source income. For this purpose, Shareholders must treat as non-U.S. source gross income (i) their proportionate Shares of non-U.S. taxes paid by the Fund; and (ii) the portion of any dividend paid by the Fund that represents income derived from non-U.S. sources; the Fund’s gain from the sale of securities will generally be treated as U.S.-source income. Certain limitations will be imposed to the extent to which the non-U.S. tax credit may be claimed.

Passive Foreign Investment Companies. If a Fund holds Shares in “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such Shares even if such income is distributed as a taxable dividend by the Fund to its Shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

A Fund may be eligible to elect to treat the PFIC as a “qualified electing fund” under the Code, in which case, the Fund would generally be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, a Fund may make a mark-to-market election that would result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any gains resulting from such deemed sales as ordinary income and would deduct any losses resulting from such deemed sales as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the Internal Revenue Service. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of Shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Fund may have to distribute this excess income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

In order to distribute this income and avoid a tax at the Fund level, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

Reporting. If a Shareholder recognizes a loss with respect to a Fund’s Shares of $2 million or more for an individual Shareholder or $10 million or more for a corporate Shareholder, the Shareholder must file with the IRS a disclosure statement on Form 8886. Direct Shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, Shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and non-U.S. taxes depending on each Shareholder’s particular situation.

Taxation of Non-U.S. Shareholders. Dividends paid by a Fund to non-U.S. Shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Non-U.S. investors considering buying Shares just prior to a distribution should be aware that, although the price of Shares purchased at that time may reflect the amount of the forthcoming distributions, such distribution may nevertheless be subject to U.S. withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. Shareholder will be required to provide an applicable IRS Form W-8 certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. Shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. Shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. Shareholder were a U.S. Shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. Shareholder who fails to provide an applicable IRS Form W-8 or other applicable form may be subject to back-up withholding at the appropriate rate.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. Shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses or upon the sale or other disposition of Shares of the Fund.

Under an exemption recently made permanent by Congress, properly designated dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of a Fund’s “qualified net interest income” (generally, a Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with a Fund’s “qualified short-term capital gains” (generally, the excess of a Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, a Fund may designate all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.

Shares of a Fund held by a non-U.S. Shareholder at death will be considered situated within the United States and subject to the U.S. estate tax.

The Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisers as to the tax consequences of investing in such Shares, including under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

PRC Taxation. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for a Fund. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises (including QFIIs and RQFIIs) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.

Effective November 17, 2014, the corporate income tax for QFIIs and RQFIIs, with respect to capital gains, will be temporarily lifted. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the Funds, while realized gains from shares in non-land-rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-U.S. Double Taxation Agreement. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. A Fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on a Fund’s return could be substantial. A Fund may also be liable to the Sub-Adviser for any tax that is imposed on the Sub-Adviser by the PRC with respect to the Fund’s investments. If a Fund’s direct investments in A-Shares through the Sub-Adviser’s RQFII quota become subject to repatriation restrictions, the Fund may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code, and be subject to tax at the Fund level.

The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, including with respect to the possible liability of a Fund for obligations of an RQFII. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of an RQFII acting for a foreign investor such as the Fund is also uncertain. Finally, it is also unclear whether an RQFII would also be eligible for PRC Business Tax (“BT”) exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes could have a material adverse effect on a Fund’s returns. Since May 1, 2016, RQFIIs are exempt from PRC Value-Added Tax, which replaced the BT with respect to gains realized from the disposal of securities, including A-Shares.

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The PRC rules for taxation of RQFIIs (and QFIIs) are evolving and certain tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to a Fund and their shareholders.

If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to RQFIIs and/or begins collecting capital gains taxes on such investments, a Fund could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on a Fund’s return could be substantial. A Fund will be liable to the Sub-Adviser for any Chinese tax that is imposed on the Sub-Adviser with respect to the Fund’s investments.

Ministry of Finance announced that, effective November 17, 2014, the corporate income tax for QFIIs and RQFIIs, with respect to capital gains, will be temporarily lifted. The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, including with respect to the possible liability of the Funds for obligations of an RQFII. The PRC tax authorities are not currently enforcing the collection of withholding tax on capital gains, and at present such taxes likely will not be collected through withholding. However, the tax authorities may at any time begin to seek collection of such taxes, including, potentially, on a retrospective basis without prior warning. If such taxes are collected from the Sub-Adviser, with respect to investments that it holds on the Funds’ behalf, the Sub-Adviser will pass the liability on to the Funds.

The sale or other transfer by the Sub-Adviser of A-Shares or B-Shares will be subject to PRC Stamp Duty at a rate of 0.1% on the transacted value. The Sub-Adviser will not be subject to PRC Stamp Duty when it acquires A-Shares and B-Shares.

It is also unclear how China’s business tax may apply to activities of an RQFII and how such application may be affected by tax treaty provisions.

The PRC rules for taxation of RQFIIs (and QFIIs) are evolving and the tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to the Fund and its shareholders. The applicability of reduced treaty rates of withholding in the case of an RQFII acting for a foreign investor such as the Fund is also uncertain.

If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to RQFIIs and/or begins collecting capital gains taxes on such investments, each Fund could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on a Fund’s return could be substantial. Each Fund will be liable to the Sub-Adviser for any Chinese tax that is imposed on the Sub-Adviser with respect to the Fund’s investments.

Miscellaneous Information

Counsel. Dechert LLP, located at 1095 Avenue of the Americas, New York, New York 10036, is counsel to the Trust.

Independent Trustee Legal Counsel. K&L Gates LLP, located at 1601 K Street, NW, Washington, DC 20006, is counsel to the Independent Trustees.

Independent Registered Public Accounting Firm. Ernst & Young LLP, located at 5 Times Square, New York, New York, 10036, serves as the Trust’s independent registered public accounting firm, audits the Fund’s financial statements and may perform other services.

Fi nancial Statements

The audited financial statements included in the Annual Report to shareholders as of May 31, 2017, including the financial highlights, accompanying notes and report appearing therein of Ernst & Young LLP, the Trust’s independent registered public accounting firm are incorporated by reference into this SAI. You may request a copy of the Trust’s Annual Report at no charge by calling 1-855-329-3837 (1-855-DBX-ETFS) during normal business hours.

License Agreement and Disclaimers

The Funds are neither sponsored nor promoted, distributed or in any other manner supported by CSI. CSI Indices are compiled and calculated by CSI. CSI will apply all necessary means to ensure the accuracy of the Underlying Indexes. However, neither CSI nor the Shanghai Stock Exchange nor the Shenzhen Stock Exchange shall be liable (whether in negligence or otherwise) to any person for any error in the Underlying Indexes and neither CSI nor the Shanghai Stock Exchange nor the Shenzhen Stock Exchange shall be under any obligation to advise any person of any error therein. All copyright in the Underlying Indexes values and constituent lists vests in CSI. Neither the publication of the Underlying Indexes by CSI nor the granting of a license regarding the Underlying Indexes as well as the Index Trademark for the utilization in connection with the Funds, which derived from the Underlying Indexes, represents a recommendation by CSI for a capital investment or contains in any manner a warranty or opinion by CSI with respect to the attractiveness on an investment in the Funds.

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THE XTRACKERS MSCI ALL CHINA EQUITY ETF IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD-PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE ADVISER. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NO PURCHASER, SELLER OR HOLDER OF THIS FUND, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MSCI TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THIS SECURITY WITHOUT FIRST CONTACTING MSCI TO DETERMINE WHETHER MSCI’S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MSCI WITHOUT THE PRIOR WRITTEN PERMISSION OF MSCI.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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The Adviser does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and the Adviser shall have no liability for any errors, omissions or interruptions therein.

The Adviser makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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APPENDIX A

PROXY VOTING POLICY AND GUIDELINES

1.	Introduction

Deutsche Asset Management (“AM”) has adopted and implemented the following Policies and Guidelines, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients and in accordance with its fiduciary duties and local regulation. This Proxy Voting Policy and Guidelines – Deutsche AM (“Policy and Guidelines”) shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non-US regional offices. Non-US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non-US clients. In addition, AM’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (“the GPVSC”). These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non US fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the Management/Boards of these AM legal entities.

2.	AM’s Proxy Voting Responsibilities

Proxy votes are the property of AM’s advisory clients. 1 As such, AM’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients or other delegated authority. AM has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist. ISS votes AM’s advisory clients’ proxies in accordance with AM’s proxy guidelines or AM’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions. Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft-Hartley Voting Guidelines.

Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice. To the extent a security is out on loan and AM determines that a proxy vote (or other shareholder action) is materially important to the client’s account, AM may request that the agent recall the security prior to the record date to allow AM to vote the securities.

3.	Policies

3.1.	Proxy Voting Activities are Conducted in the Best Economic Interest of Clients

AM has adopted the following Policies and Guidelines to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

[1]	For purposes of this document, “clients” refers to persons or entities: (i) for which AM serves as investment adviser or sub-adviser; (ii) for which AM votes proxies; and (iii) that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

3.2.	The Global Proxy Voting Sub-Committee

The GPVSC is an internal working group established by the applicable AM’s Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM’s proxy voting activities, including:

•	Adopting, monitoring and updating guidelines, attached as Attachment A (the “Guidelines”), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

•	Voting proxies where: (i) the issues are not covered by specific client instruction or the Guidelines; (ii) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (iii) where an exception to the Guidelines may be in the best economic interest of AM’s clients; and

•	Monitoring Proxy Vendor Oversight’s proxy voting activities (see below).

AM’s Proxy Vendor Oversight, a function of AM’s Operations Group, is responsible for coordinating with ISS to administer AM’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

3.3.	Availability of Proxy Voting Policies and Proxy Voting Record

Copies of this Policy, as it may be updated from time to time, are made available to clients as required by law and otherwise at AM’s discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM’s discretion. Note, however, that AM must not selectively disclose its investment company clients’ proxy voting records. Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company’s proxy voting record for the 12-month periods ending June 30 (see Section 5 below), if so required by relevant law.

4.	Procedures

The key aspects of AM’s proxy voting process are delineated below.

4.1.	The GPVSC’s Proxy Voting Guidelines

The Guidelines set forth the GPVSC’s standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM’s clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see Section 4.4) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which AM votes investment company proxies may differ from proposals for which an AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS.

Funds (“Underlying Funds”) in which Topiary Fund Management Fund of Funds (each, a “Fund”) invest may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

4.2.	Specific Proxy Voting Decisions Made by the GPVSC

Proxy Vendor Oversight will refer to the GPVSC all proxy proposals: (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a Portfolio Manager, a Research Analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or Proxy Vendor Oversight.2

If Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC’s voting determination.

4.3.	Certain Proxy Votes May Not Be Cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies, or that it may not be feasible to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

➢	Neither the Guidelines nor specific client instructions cover an issue;

➢	ISS does not make a recommendation on the issue; and

➢	The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-Committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

4.4.	Conflict of Interest Procedures

4.4.1.	Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,3 the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM’s clients.4

[2]	Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AM Portfolio Managers, AM Research Analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division (“PCAM”) regarding specific clients, business matters, or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures. The “Conflicts of Interest Management Sub-Committee” within AM monitors for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a proxy vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC’s decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review cannot be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard Guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding: (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; and (iii) any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with and shall be entitled to rely upon all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that: (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent; or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC Chair.

If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from: (i) if time permits, the affected clients; or (ii) in accordance with the standard Guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the Conflict Review Committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

[3]	As mentioned above, the GPVSC votes proxies where: (i) neither a specific client instruction nor a Guideline directs how the proxy should be voted; (ii) the Guidelines specify that an issue is to be determined on a case-by-case basis; or (iii) voting in accordance with the Guidelines may not be in the best economic interests of clients.

[4]	Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any Director, officer, or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client, has: (i) requested that AM, Proxy Vendor Oversight (or any member thereof), or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member, or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue and which incident has not yet been reported to the Conflicts of Interest Management Sub-Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC: (i) whether anyone should be recused from the proxy voting process; or (ii) whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the affected clients. These inquiries and discussions will be properly reflected in the GPVSC’s minutes.

Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client to influence how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who: (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Guidelines. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard Guidelines or will obtain instructions as to how to have the proxy voted from, if time permits, the affected clients and otherwise from ISS.

4.4.2.	Investment Companies and Affiliated Public Companies

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting). Master Fund proxies solicited from feeder Funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940 (“Investment Company Act”).

Subject to participation agreements with certain Exchange Traded Funds (“ETF”) issuers that have received exemptive orders from the US Securities and Exchange Commission (“SEC”) allowing investing Deutsche funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act, AM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization (e.g., Deutsche Bank itself), these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting).

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

4.4.3.	Other Procedures that Limit Conflicts of Interest

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures, and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to:

➢	Code of Business Conduct and Ethics – DB Group;

➢	Conflicts of Interest Policy – DB Group;

➢	Information Sharing Procedures – AWM, GTB & CB&S;

➢	Code of Ethics – AWM; and

➢	Code of Professional Conduct – US.

The GPVSC expects that these policies, procedures, and internal controls will greatly reduce the chance that the GPVSC (or its members) would be involved in, aware of, or influenced by an actual or apparent conflict of interest.

All impacted business units are required to adopt, implement, and maintain procedures to ensure compliance with these Policies and Guidelines. At a minimum, such procedures must: (i) assign roles and responsibilities for carrying out the procedures, including responsibility for periodically updating he procedures; (ii) identify clear escalation paths for identified breaches of the procedures; and (iii) for non-dedicated procedures (i.e., desk manuals), contain a legend or table mapping the procedures to this Section (e.g., cross-referencing Section or page numbers).

5.	Recordkeeping

At a minimum, the following records must be properly maintained and readily accessible in order to evidence compliance with this Policy.

➢	AM will maintain a record of each proxy vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast, and shares voted.

➢	Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

∎	The proxy statement (and any additional solicitation materials) and relevant portions of annual statements;

∎	Any additional information considered in the voting process that may be obtained from an issuing company, its agents, or proxy research firms;

∎	Analyst worksheets created for stock option plan and share increase analyses; and

∎	Proxy Edge print-screen of actual vote election.

➢	AM will: (i) retain this Policy and the Guidelines; (ii) will maintain records of client requests for proxy voting information; and (iii) will retain any documents Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

➢	The GPVSC also will create and maintain appropriate records documenting its compliance with this Policy, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

➢	With respect to AM’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for the 12-month periods ending June 30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report (and with respect to which the company was entitled to vote):

∎	The name of the issuer of the portfolio security;

∎	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

∎	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (if the number is available through reasonably practicable means);

∎	The shareholder meeting date;

∎	A brief identification of the matter voted on;

∎	Whether the matter was proposed by the issuer or by a security holder;

∎	Whether the company cast its vote on the matter;

∎	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of Directors); and

∎	Whether the company cast its vote for or against Management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the Archiving and Record Retention Policy – Deutsche Bank Group and applicable policies and procedures thereunder.

With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable), usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.

6.	The GPVSC’s Oversight Role

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC monitors the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC uses this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and is documented in the GPVSC’s minutes.

Attachment A – Global Proxy Voting Guidelines

Deutsche Asset Management

Global Proxy Voting Guidelines

As Amended July 2016

[GRAPHIC OMITTED]

These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

Note: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I.	Board of Directors and Executives

A.	Election of Directors

Routine: AM Policy is to vote “for” the uncontested election of Directors. Votes for a Director in an uncontested election will be withheld in cases where a Director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of Directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of Directors. AM will incorporate the decisions of a third party proxy research vendor, currently Institutional Shareholder Services (“ISS”), subject to review by the Global Proxy Voting Sub-Committee (“GPVSC”) as set forth in the AM’s Proxy Voting Policy and Guidelines. AM will incorporate where applicable the recommendation of ISS based on ISS’ consideration of the following factors:

➢	Long-term financial performance of the company relative to its industry;

➢	Management’s track record;

➢	Background to the contested election;

➢	Nominee qualifications and any compensatory arrangements;

➢	Strategic plan of dissident slate and quality of the critique against management;

➢	Likelihood that the proposed goals and objectives can be achieved (both slates); and

➢	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, AM policy is to vote case-by-case considering any applicable factors listed above, including additional factors and any recommendations of a third party proxy research vendor, currently ISS, which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than Board seats).

Rationale: The large majority of corporate Directors fulfil their fiduciary obligation and in most cases support for Management’s nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.	Classified Boards of Directors

AM policy is to vote against proposals to classify the Board and for proposals to repeal classified Boards and elect Directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent Board, a classified Board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.	Board and Committee Independence

AM policy is to vote:

1.	“For” proposals that require that a certain percentage (majority up to 66 2/3%) of members of a Board of Directors be comprised of independent or unaffiliated Directors.

2.	“For” proposals that require all members of a company’s compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated Directors.

3.	“Against” shareholder proposals to require the addition of special interest, or constituency, representatives to Boards of Directors.

4.	“For” separation of the Chairman and CEO positions.

5.	“Against” proposals that require a company to appoint a Chairman who is an independent Director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A Board that is sufficiently independent from Management assures that shareholders’ interests are adequately represented. However, the Chairman of the Board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No Director qualifies as “independent” unless the Board of Directors affirmatively determines that the Director has no material relationship with the listed company (either directly or as a partner, shareholder, or officer of an organization that has a relationship with the company).

Whether a Director is in fact not “independent” will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.	Liability and Indemnification of Directors

AM policy is to vote “for” Management proposals to limit Directors’ liability and to broaden the indemnification of Directors, unless broader indemnification or limitations on Directors’ liability would affect shareholders’ interests in pending litigation.

Rationale: While shareholders want Directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be too risk averse. If the risk of personal liability is too great, companies may not be able to find capable Directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.	Qualification of Directors

AM policy is to follow Management’s recommended vote on either Management or shareholder proposals that set retirement ages for Directors or require specific levels of stock ownership by Directors.

Rationale: As a general rule, the Board of Directors, and not the shareholders, is most qualified to establish qualification policies.

F.	Removal of Directors and Filling of Vacancies

AM policy is to vote “against” proposals that include provisions that Directors may be removed only for cause or proposals that include provisions that only continuing Directors may fill Board vacancies.

Rationale: Differing state statutes permit removal of Directors with or without cause. Removal of Directors for cause usually requires proof of self-dealing, fraud, or misappropriation of corporate assets, limiting shareholders’ ability to remove Directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent Directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the Board until the next regular election.

G.	Proposals to Fix the Size of the Board

AM policy is to vote:

1.	“For” proposals to fix the size of the Board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2.	“Against” proposals allowing Management to fix the size of the Board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its Board.

H.	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

AM policy is to vote “for” proposals to restrict a Chief Executive Officer from serving on more than three outside Boards of Directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A Director’s service on multiple closed-end fund Boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.	Proposals to Restrict Supervisory Board Members Service on Multiple Boards

AM policy is to vote “for” proposals to restrict a Supervisory Board Member from serving on more than five Supervisory Boards.

Rationale: We consider a strong, independent, and knowledgeable Supervisory Board as important counter-balance to executive Management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the Supervisory Board controlling their company.

Supervisory Board Members must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A Director’s service on multiple closed-end fund Boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines

J.	Proposals to Establish Audit Committees

AM policy is to vote “for” proposals that require the establishment of Audit Committees.

Rationale: The Audit Committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

II.	Capital Structure

A.	Authorization of Additional Shares

AM policy is to vote “for” proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion US dollars).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device.

Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.	Authorization of “Blank Check” Preferred Stock

AM policy is to vote:

1.	“Against” proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2.	“For” proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the Board of Directors is given unfettered discretion to set voting, dividend, conversion, and other rights for the shares issued.

C.	Stock Splits/Reverse Stock Splits

AM policy is to vote “for” stock splits if a legitimate business purpose is set forth and the split is in the shareholders’ best interests. A vote is cast “for” a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases.

Rationale: Generally, stock splits do not detrimentally affect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.	Dual Class / Supervoting Stock

AM policy is to vote “against” proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The “one share, one vote” principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.	Large Block Issuance

AM policy is to address large block issuances of stock on a case-by-case basis based on the nature of the issuance and incorporating the recommendation of ISS as stated below subject to review by the GPVSC as set forth in AM’s Proxy Voting Policy and Guidelines:

For general Issuances, in general AM policy is to:

➢	Vote for issuance authorities with pre-emptive rights to a maximum of 100 percent over currently issued capital and as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands); and

➢	Vote for issuance authorities without pre-emptive rights to a maximum of 20 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

For French companies, AM policy is to:

➢	Vote for general issuance requests with pre-emptive rights, or without pre-emptive rights but with a binding “priority right,” for a maximum of 50 percent over currently issued capital; and

➢	Generally vote for general authorities to issue shares without pre-emptive rights up to a maximum of 10 percent of share capital. When companies are listed on a regulated market, the maximum discount on share issuance price proposed in the resolution must, in addition, comply with the legal discount (i.e., a maximum of 5 percent discount to the share listing price) for a vote for to be warranted.

For specific issuances, in general AM policy is to:

➢	Vote on a case-by-case basis on all requests, with or without pre-emptive rights, incorporating where applicable the recommendation of ISS.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.	Recapitalization into a Single Class of Stock

AM policy is to vote “for” recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the Board and/or Management if there is no adverse effect on shareholders.

G.	Share Repurchases

AM policy is to vote “for” share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.	Reductions in Par Value

AM policy is to vote “for” proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III.	Corporate Governance Issues

A.	Confidential Voting

AM policy is to vote “for” proposals to provide for confidential voting and independent tabulation of voting results and to vote “against” proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing Management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to Management.

B.	Cumulative Voting

AM policy is to vote “against” shareholder proposals requesting cumulative voting and “for” Management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast “against” cumulative voting and “for” proposals to eliminate it if:

a)	The company has a five year return on investment greater than the relevant industry index;

b)	All Directors and executive officers as a group beneficially own less than 10% of the outstanding stock; and

c)	No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have Board representation; however, the presence of other safeguards may make their use unnecessary.

C.	Supermajority Voting Requirements

AM policy is to vote “against” Management proposals to require a supermajority vote to amend the charter or bylaws and to vote “for” shareholder proposals to modify or rescind existing supermajority requirements.

* Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for

Management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.	Shareholder Right to Vote

AM policy is to vote “against” proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. AM policy is to vote “for” proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to Management or affect the governance process should be supported.

IV.	Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the Board of Directors and/or the compensation committee, and its policy is not to second-guess the Board’s award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank’s criteria regarding stock option plans or similar stock-based incentive compensation schemes, as set forth below.

A.	Establishment of a Remuneration Committee

AM policy is to vote “for” proposals that require the establishment of a Remuneration Committee.

Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The Remuneration Committee shall not comprise any Board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.	Executive and Director Stock Option Plans

AM policy is to vote “for” stock option plans that meet the following criteria:

1.	The resulting dilution of existing shares is less than: (a) 15% of outstanding shares for large capital corporations; or (b) 20% of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion US dollars).

2.	The transfer of equity resulting from granting options at less than fair market value (“FMV”) is no greater than 3% of the over-all market capitalization of large capital corporations or 5% of market cap for small-mid capital companies.

3.	The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced, the company does not have a history of repricing options.

4.	The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as: (a) they do not mandate that all options granted by the company must be performance based; and (b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside Director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders’ voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.	Employee Stock Option / Purchase Plans

AM policy is to vote “for” employee stock purchase plans (“ESPPs”) when the plan complies with Internal Revenue Code Section 423, allowing non-Management employees to purchase stock at 85% of FMV.

AM policy is to vote “for” employee stock option plans (“ESOPs”) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and Director option plans.

Rationale: ESOPs and ESPPs encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.	Golden Parachutes

AM policy is to vote “for” proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. AM policy is to vote “against” more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.	Proposals to Limit Benefits or Executive Compensation

AM policy is to vote “against” :

1.	Proposals to limit benefits, pensions or compensation; and

2.	Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (“SEC”) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.	Option Expensing

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (“FASB”) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as “no cost” compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.	Management Board Election and Motion

AM policy is to vote “against”:

1.	The election of Board members with positions on either Remuneration or Audit Committees;

2.	The election of Supervisory Board members with too many Supervisory Board mandates; and

3.	“Automatic” election of former Board members into the Supervisory Board.

Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are – subject to applicable laws and regulations – accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.	Remuneration (Variable Pay)

Executive remuneration for Management Board

AM policy is to vote “for” Management Board remuneration that is transparent and linked to results.

Rationale: Executive compensation should motivate Management and align the interests of Management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when Management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when Management own shares in the company – even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay, and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AM policy is to vote “for” remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.	Long-Term Incentive Plans

AM policy is to vote “for” long-term incentive plans for members of a Management Board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

1.	Directly align the interests of members of Management Boards with those of shareholders;

2.	Establish challenging performance criteria to reward only above average performance;

3.	Measure performance by total shareholder return in relation to the market or a range of comparable companies;

4.	Are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods; and

5.	Do not allow a repricing of the exercise price in stock option plans.

J.	Shareholder Proposals Concerning “Pay for Superior Performance”

AM policy is to vote on a case-by-case basis on shareholder proposals that request the Board establish a pay-for -superior performance standard in the company’s executive compensation plan for senior executives, incorporating where applicable the recommendations of ISS, subject to review by the GPVSC as set forth in AM’s Proxy Voting Policy and Guidelines, based on ISS’ consideration of the following factors:

➣	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

➣	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

➣	Can shareholders assess the correlation between pay and performance based on the current disclosure?

➣	What type of industry and stage of business cycle does the company belong to?

These proposals generally include the following principles:

➣	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

➣	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

➣	Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

➣	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies; and

➣	Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Rationale: While AM agrees that compensation issues are better left to the discretion of Management, there remains the need to monitor for excessive compensation practices on a case-by-case basis. If, after a review of the ISS metrics, AM is comfortable with ISS’s applying this calculation and will vote according to their recommendation.

K.	Executive Compensation Advisory

AM policy is to follow Management’s recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company’s named executive officers (“NEOs”) on an annual basis.

Rationale: AM believes that controls exist within senior Management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of Management’s compensation.

L.	Advisory Votes on Executive Compensation

AM policy is to vote on a case-by-case basis on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation, including recommendations by ISS where applicable, subject to review by the GPVSC as set forth in AM’s Proxy Voting Policy and Guidelines.

AM policy is to vote against Advisory Votes on Executive Compensation (Management Say-on-Pay – MSOP) if:

➣	There is a significant misalignment between CEO pay and company performance (pay for performance);

➣	The company maintains significant problematic pay practices; or

➣	The Board exhibits a significant level of poor communication and responsiveness to shareholders.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

AM will consider the pay-for-performance analysis conducted annually by an independent third party, currently ISS, to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices, AM considers the following based on ISS’ analysis:

1.	Peer Group Alignment:

➣	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.

➣	The multiple of the CEO’s total pay relative to the peer group median.

2.	Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, AM may consider any of the following qualitative factors as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

➣	The ratio of performance- to time-based equity awards;

➣	The overall ratio of performance-based compensation;

➣	The completeness of disclosure and rigor of performance goals;

➣	The company’s peer group benchmarking practices;

➣	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

➣	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

➣	Realizable pay compared to grant pay; and

➣	Any other factors deemed relevant.

Problematic Pay Practices

AM’s policy is to defer to ISS’ recommendation regarding executive compensation practices that contravene the global pay principles considered by ISS in evaluating executive pay and practices, including:

➢	Problematic practices related to non-performance-based compensation elements;

➢	Incentives that may motivate excessive risk-taking; and

➢	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

AM’s policy is, in general, to evaluate pay elements that are not directly based on performance on a case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. AM will defer to ISS’ analysis of specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in AM’s overall consideration and may result in adverse vote recommendations:

➢	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

➢	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

➢	New or extended agreements that provide for:

•	CIC payments exceeding 3 times base salary and average/target/most recent bonus;

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•	CIC payments with excise tax gross-ups (including “modified” gross-ups); and

➢	Insufficient executive compensation disclosure by externally- managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible.

Incentives that may Motivate Excessive Risk-Taking

➢	Multi-year guaranteed bonuses;

➢	A single or common performance metric used for short- and long-term plans;

➢	Lucrative severance packages;

➢	High pay opportunities relative to industry peers;

➢	Disproportionate supplemental pensions; or

➢	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

AM’s policy is to examine the following factors case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

➢	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

➢	Duration of options backdating;

➢	Size of restatement due to options backdating;

➢	Corrective actions taken by the Board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

➢	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

AM may rely on ISS’s analysis of the foregoing and may defer to ISS’s recommendation subject to review by the GPVSC.

Rationale: While AM agrees that compensation issues are better left to the discretion of Management, there remains a need to take action on this nonbinding proposal if excessive compensation practices exist.

M.	Frequency of Advisory Vote on Executive Compensation

AM policy is to vote “for” annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Rationale: AM believes that annual advisory vote gives shareholders the opportunity to express any compensation concerns to the Executive Compensation proposal which is an advisory voting.

V.	Anti-Takeover Related Issues

A.	Shareholder Rights Plans (“Poison Pills”)

AM policy is to vote “for” proposals to require shareholder ratification of poison pills or that request Boards to redeem poison pills, and to vote “against” the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.	Reincorporation

AM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on:

1.	Differences in state law between the existing state of incorporation and the proposed state of incorporation; and

2.	Differences between the existing and the proposed charter / bylaws / articles of incorporation and their effect on shareholder rights.

If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder’s interests and a vote cast “against.”

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.	Fair-Price Proposals

AM policy is to vote “for” Management fair-price proposals, provided that:

1.	The proposal applies only to two-tier offers;

2.	The proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company’s shares;

3.	The supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; and

4.	The proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast “for” shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.	Exemption from State Takeover Laws

AM policy is to vote “for” shareholder proposals to opt out of state takeover laws and to vote “against” Management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching Management. They also unfairly deny certain shares their inherent voting rights.

E.	Non-Financial Effects of Takeover Bids

Policy is to vote “against” shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to AM’s stated purpose of acting in its client’s best economic interest.

VI.	Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings, and recapitalizations) are performed on a case-by-case basis, including consideration of ISS’s analysis and recommendations where applicable, subject to review by the GPVSC. AM policy is to review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

➢	Valuation – Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

➢	Market reaction – How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

➢	Strategic rationale – Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

➢	Negotiations and process – Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

➢	Conflicts of interest – Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

➢	Governance – Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Additional resources including portfolio management and research analysts may be considered as set forth in AM’s policies and procedures.

VII.	Environmental, Social, and Governance Issues

Environmental, social, and governance issues (“ESG”) are becoming increasingly important to corporate success. We incorporate ESG considerations into both our investment decisions and our proxy voting decisions – particularly if the financial performance of the company could be impacted. Companies or states that seriously contravene internationally accepted ethical principles will be subject to heightened scrutiny.

A.	Principles for Responsible Investment

AM policy is to actively engage with companies on ESG issues and participate in ESG initiatives. In this context, AM: (a) votes “for” increased disclosure on ESG issues; (b) is willing to participate in the development of policy, regulation, and standard setting (such as promoting and protecting shareholder rights); (c) could support shareholder initiatives and also file shareholder resolutions with long term ESG considerations and improved ESG disclosure, when applicable; (d) could support standardized ESG reporting and issues to be integrated within annual financial reports; and (e) on a case-by-case basis, will generally follow Management’s recommended vote on other matters related to ESG issues.

Rationale: ESG issues can affect the performance of investment portfolios (to varying degrees across companies, sectors, regions, asset classes, and through time).

B.	ESG Issues

AM policy is to vote in line with the Coalition for Environmentally Responsible Economies (“CERES”) recommendation on Environmental matters contained in the CERES Principles and the recommendations on social and sustainability issues not specifically addressed elsewhere in these Guidelines. AM will rely on ISS to identify shareholder proposals addressing CERES Principles and proxies will be voted in accordance with ISS’ predetermined voting guidelines on CERES Principles. AM policy is to generally vote for social and environmental shareholder proposals that promote good corporate citizens while enhancing long-term shareholder and stakeholder value. AM policy is to vote for disclosure reports that seek additional information particularly when it appears companies have not adequately addressed shareholders’ social, workforce, and environmental concerns. In determining vote recommendations on shareholder social, workforce, and environmental proposals, AM may defer to ISS’ analysis and recommendation based on consideration of the following factors:

➢	Whether the proposal itself is well framed and reasonable;

➢	Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

➢	Whether the company’s analysis and voting recommendation to shareholders is persuasive;

➢	The degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

➢	Whether the subject of the proposal is best left to the discretion of the Board;

➢	Whether the issues presented in the proposal are best dealt with through legislation, government regulation, or company-specific action;

➢	The company’s approach compared with its peers or any industry standard practices for addressing the issue(s) raised by the proposal;

➢	Whether the company has already responded in an appropriate or sufficient manner to the issue(s) raised in the proposal;

➢	If the proposal requests increased disclosure or greater transparency, whether or not sufficient information is publically available to shareholders and whether it would be unduly burdensome for the company to compile and avail the requested information to shareholders in a more comprehensive or amalgamated fashion; or

➢	Whether implementation of the proposal would achieve the objectives sought in the proposal.

In general, AM policy supports proposals that request the company to furnish information helpful to shareholders in evaluating the company’s operations, based on ISS’ analysis and recommendation. In order to be able to intelligently monitor their investments shareholders often need information best provided by the company in which they have invested. Requests to report such information will merit support. Requests to establish special committees of the Board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to shareholder relations, the environment, human rights, occupational health and safety, and executive compensation, will generally be supported, particularly when they appear to offer a potentially effective method for enhancing shareholder value. AM policy is to closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. AM policy supports shareholder proposals that improve the company’s public image, and reduce exposure to liabilities.

Any matter that is to be voted on, consented to or approved by the voting members, may take place in person, telephonically, or via other electronic means. In addition, voting members may act in writing, including without limitation, via e-mail.

Rationale: AM supports the CERES Principles and as such generally votes proxies in line with the CERES recommendation.

C.	Labor and Human Rights

AM policy is to vote “against” adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

D.	Diversity and Equality

1.	AM policy is to vote “against” shareholder proposals to force equal employment opportunity, affirmative action or Board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the Equal Employment Opportunity Commission (“EEOC”) provides sufficient assurance that companies act responsibly and make information public.

2.	AM policy is also to vote “against” proposals to adopt the Mac Bride Principles. The MacBride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the MacBride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

E.	Health and Safety

1.	AM policy is to vote “against” adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula). Disclosing pricing policies may also jeopardize a company’s competitive position in the marketplace.

2.	AM policy is to vote “against” shareholder proposals to control the use or labelling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

F.	Government / Military

1.	AM policy is to vote “against” shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company’s interaction with a particular foreign country or agency.

Rationale: Generally, Management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2.	AM policy is to vote “against” shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3.	AM policy is to vote “against” shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

G.	Tobacco

1.	AM policy is to vote “against” shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as “against” requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company’s actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally affect a company’s ability to compete. The disclosure of nicotine content information could affect the company’s rights in any pending or future litigation.

2.	Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and Management and not to shareholder mandate.

VIII.	Miscellaneous Items

A.	Ratification of Auditors

AM policy is to vote “for”: (a) the Management recommended selection of auditors; and (b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for Management’s nomination is warranted.

B.	Limitation of Non-Audit Services Provided by Independent Auditor

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company’s independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.	Audit Firm Rotation

AM policy is to vote against proposals seeking audit firm rotation.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would be costly and disruptive.

D.	Transaction of Other Business

AM policy is to vote “against” transaction of other business proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.	Motions to Adjourn the Meeting

AM Policy is to vote “against” proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for Management to continue spending time and money to press shareholders for support.

F.	Bundled Proposals

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to “take the good with the bad” in cases where the proposals could reasonably have been submitted separately.

G.	Change of Company Name

AM policy is to support Management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.	Proposals Related to the Annual Meeting

AM Policy is to vote “for” Management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.	Reimbursement of Expenses Incurred from Candidate Nomination

AM policy is to follow Management’s recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of Directors to the corporation’s Board of Directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for Directors.

J.	Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940 (“Investment Company Act”).

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote “for” staggered Boards of closed-end investment companies, although AM generally votes “against” staggered Boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which an AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds (“ETF”) issuers that have received exemptive orders from the US Securities and Exchange Commission allowing investing Deutsche funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act, AM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

K.	International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada, and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

DBX ETF TRUST (THE “REGISTRANT”)

PART C – OTHER INFORMATION

Item 28. Exhibits.

(a)(1)

Certificate of Trust of DBX ETF Trust (the “Registrant” or the “Trust”) dated October 7, 2010, incorporated by reference to the Trust’s Registration Statement, filed with the Securities and Exchange Commission (the “SEC”) on October 25, 2010.

(a)(2)	Agreement and Declaration of Trust, incorporated by reference to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, filed with the SEC on February 9, 2011.

(b)	Bylaws of the Trust, dated October 7, 2010, as amended February 25, 2016, incorporated by reference to Post-Effective Amendment No. 368, filed with the SEC on September 28, 2016.

(c)	Not applicable.

(d)(1)	Investment Advisory Agreement between the Trust and DBX Advisors LLC, incorporated by reference to Pre-Effective Amendment No. 2, filed with the SEC on May 11, 2011.

(d)(2)	Investment Sub-Advisory Agreement between DBX Advisors LLC and TDAM USA Inc., incorporated by reference to Pre-Effective Amendment No. 2, filed with the SEC on May 11, 2011.

(d)(3)

Investment Sub-Advisory Agreement between DBX Advisors LLC and Deutsche Investment Management Americas Inc., incorporated by reference to Post-Effective Amendment No. 12, filed with the SEC on May 21, 2013.

(d)(4)

Form of Investment Advisory Agreement, dated August 15, 2013 between the Trust and DBX Advisors LLC, incorporated by reference to Post-Effective Amendment No. 23, filed with the SEC on August 29, 2013.

(d)(5)

Form of Investment Sub-Advisory Agreement, dated August 15, 2013 between DBX Advisors, LLC and Harvest Global Investments Limited, incorporated by reference to Post-Effective Amendment No. 23, filed with the SEC on August 29, 2013.

(d)(6)

Form of Amended Schedules A and B, dated July 25, 2013 to the Investment Advisory Agreement, dated January 31, 2011 between the Trust and DBX Advisors LLC, incorporated by reference to Post-Effective Amendment No. 29, filed with the SEC on September 30, 2013.

(d)(7)

Form of Amended Schedules A and B, dated November 18, 2013 to the Investment Advisory Agreement, dated January 31, 2011 between the Trust and DBX Advisors LLC, incorporated by reference to Post-Effective Amendment No. 46, filed with the SEC on January 3, 2014.

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(d)(8)

Form of Amended Sub-Advisory Agreement dated August 15, 2013, as amended March 28, 2014, between DBX Advisors, LLC and Harvest Global Investments Limited, incorporated by reference to Post-Effective Amendment No. 79, filed with the SEC on April 7, 2014.

(d)(9)

Form of Amended Schedules A and B, dated November 3, 2014 to the Investment Advisory Agreement, dated January 31, 2011 between the Trust and DBX Advisors LLC, incorporated by reference to Post-Effective Amendment No. 151, filed with the SEC on November 12, 2014.

(d)(10)

Form of Amended Schedules A and B, dated February 19, 2015 to the Investment Advisory Agreement, dated January 31, 2011 between the Trust and DBX Advisors LLC, incorporated by reference to Post-Effective Amendment No. 203, filed with the SEC on March 13, 2015.

(d)(11)

Form of Amended Schedule A, dated May 21, 2015 to the Investment Advisory Agreement, dated January 31, 2011 between the Trust and DBX Advisors LLC, incorporated by reference to Post-Effective Amendment No. 267, filed with the SEC on July 17, 2015.

(d)(12)

Form of Amended Schedule A, dated July 23, 2015 to the Investment Advisory Agreement, dated January 31, 2011 between the Trust and DBX Advisors LLC, incorporated by reference to Post-Effective Amendment No. 279, filed with the SEC on July 31, 2015.

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(d)(13)

Form of Amended Schedule A, dated November 4, 2015 to the Investment Advisory Agreement, dated January 31, 2011 between the Trust and DBX Advisors LLC, incorporated by reference to Post-Effective Amendment No. 315, filed with the SEC on November 6, 2015.

(d)(14)

Form of Amended Schedule A, dated May 18, 2016 to the Investment Advisory Agreement, dated January 31, 2011 between the Trust and DBX Advisors LLC, incorporated by reference to Post-Effective Amendment No. 347, filed with the SEC on May 20, 2016.

(d)(15)

Form of Investment Advisory Agreement, dated January 31, 2011, as amended September 21, 2016, between the Trust and DBX Advisors LLC, incorporated by reference to Post-Effective Amendment No. 367, filed with the SEC on September 23, 2016.

(d)(16)	Form of Amended Schedule A, dated July 25, 2017 to the Investment Advisory Agreement, dated January 31, 2011 between the Trust and DBX Advisors LLC, filed with the SEC on August 16, 2017.

(d)(17)	Form of Investment Advisory Agreement, dated January 31, 2011, as amended May 24, 2017, between the Trust and DBX Advisors LLC, filed herewith.

(e)(1)	Distribution Agreement between the Registrant and ALPS Distributors, Inc. dated November 1, 2011, incorporated by reference to Post-Effective Amendment No. 2, filed with the SEC on September 28, 2012.

(e)(2)

Form of Amendment No. 3, dated August 15, 2013 to the Distribution Agreement dated November 1, 2011 between the Registrant and ALPS Distributors, Inc., incorporated by reference to Post-Effective Amendment No. 23, filed with the SEC on August 29, 2013.

(e)(3)	Form of Revised Distribution Agreement between the Registrant and ALPS Distributors, Inc., incorporated by reference to Post-Effective Amendment No. 131, filed with the SEC on September 26, 2014.

(e)(4)

Amendment No. 15, dated September 21, 2016, to the Distribution Agreement between the Registrant and ALPS Distributors, Inc., incorporated by reference to Post-Effective Amendment No. 376, filed with the SEC on December 21, 2016.

(e)(5)	Form of Amendment No. 17, dated July 25, 2017, to the Distribution Agreement between the Registrant and ALPS Distributors, Inc., filed herewith.

(f)	Not applicable.

(g)(1)	Custody Agreement between the Registrant and The Bank of New York Mellon, incorporated by reference to Pre-Effective Amendment No. 2, filed with the SEC on May 11, 2011.

(g)(2)	Foreign Custody Manager Agreement between the Registrant and The Bank of New York Mellon, incorporated by reference to Pre-Effective Amendment No. 2, filed with the SEC on May 11, 2011.

(g)(3)

Foreign Custody Manager Agreement, dated January 31, 2011 between the Registrant and The Bank of New York Mellon, incorporated by reference to Pre-Effective Amendment No. 2, as filed with the SEC on May 11, 2011.

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(g)(4)

Form of Annex I, as revised August 15, 2013, to the Foreign Custody Agreement, dated January 31, 2011 between the Registrant and The Bank of New York Mellon, incorporated by reference to Post-Effective Amendment No. 23, filed with the SEC on August 29, 2013.

(h)(1)	Fund Administration and Accounting Agreement between the Registrant and The Bank of New York Mellon, incorporated by reference to Pre-Effective Amendment No. 2, filed with the SEC on May 11, 2011.

(h)(2)	Transfer Agency and Service Agreement between the Registrant and The Bank of New York Mellon, incorporated by reference to Pre-Effective Amendment No. 2, filed with the SEC on May 11, 2011.

(h)(3)	Form of Participation Agreement, incorporated by reference to Pre-Effective Amendment No. 2, filed with the SEC on May 11, 2011.

(h)(4)	Form of Sublicense Agreement between the Registrant and DBX Advisors LLC, incorporated by reference to Pre-Effective Amendment No. 2, filed with the SEC on May 11, 2011.

(h)(5)	Expense Limitation Agreement, incorporated by reference to Post-Effective Amendment No. 2, filed with the SEC on September 28, 2012.

(h)(6)	Form of Sublicense Agreement between the Registrant and DBX Advisors LLC, incorporated by reference to Pre-Effective Amendment No. 2, filed with the SEC on May 11, 2011.

(h)(7)	Expense Limitation Agreement, effective as of September 28, 2012, incorporated by reference to Post-Effective Amendment No. 2, filed with the SEC on September 28, 2012.

(h)(8)

Expense Limitation Agreement (with respect to Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF and Deutsche X-trackers JPX-Nikkei 400 Hedged Equity ETF), effective as of July 23, 2015, incorporated by reference to Post-Effective Amendment No. 296, filed with the SEC on September 4, 2015.

(h)(9)

Expense Limitation Agreement (with respect to Deutsche X-trackers MSCI All China Equity ETF), effective as of July 23, 2015, incorporated by reference to Post-Effective Amendment No. 306, filed with the SEC on September 28, 2015.

(i)(1)	Opinion of Dechert LLP, incorporated by reference to Pre-Effective Amendment No. 2, filed on May 11, 2011.

(i)(2)	Opinion and Consent of Counsel, Dechert LLP, filed herewith.

(i)(3)

Opinion of Morgan, Lewis & Bockius LLP, relating to shares of the Deutsche X-trackers Harvest CSI 300 China A-Shares ETF (formerly, db X-trackers Harvest China Fund), incorporated by reference to Post-Effective Amendment No. 23, filed with the SEC on August 29, 2013.

(i)(4)

Opinion of Morgan, Lewis & Bockius LLP, relating to shares of the Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF (formerly, db X-trackers Harvest China A-Shares Small Cap Fund), incorporated by reference to Post-Effective Amendment No. 79, filed with the SEC on April 7, 2014.

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(i)(5)

Opinion of Morgan, Lewis & Bockius LLP, relating to shares of the Deutsche X-trackers MSCI All China Equity ETF (formerly, db X-trackers Harvest MSCI All-China Equity Fund), incorporated by reference to Post-Effective Amendment No. 82, filed with the SEC on April 22, 2014.

(j)	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP, filed herewith.

(k)	Not applicable.

(l)	Initial Share Purchase Agreement between Registrant and DBX Advisors LLC, incorporated by reference to Pre-Effective Amendment No. 2, filed with the SEC on May 11, 2011.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)(1)	Code of Ethics of the Registrant, incorporated by reference to Pre-Effective Amendment No. 2, filed with the SEC on May 11, 2011.

(p)(2)	Code of Ethics of DBX Advisors LLC, incorporated by reference to Post-Effective Amendment No. 2, filed with the SEC on September 28, 2012.

(p)(3)	Code of Ethics of Harvest Global Investments Limited, incorporated by reference to Post-Effective Amendment No. 23, filed with the SEC on August 29, 2013.

(q)(1)	Powers of Attorney of Trustees of the Registrant, incorporated by reference to Post-Effective Amendment No. 2, filed with the SEC on September 28, 2012.

(q)(2)	Powers of Attorney of Independent Trustees of the Registrant, incorporated by reference to Post-Effective Amendment No. 376, filed with the SEC on December 21, 2016.

Item 29. Persons controlled by or Under Common Control with the Fund.

Not applicable.

Item 30. Indemnification.

(a) Pursuant to Article IX of the Registrant’s Agreement and Declaration of Trust, the Trust has agreed that no person who is or has been a Trustee, officer, or employee of the Trust shall be subject to any personal liability whatsoever to any person, other than the Trust or its Shareholders, in connection with the affairs of the Trust; and all persons shall look solely to the Trust property or property of a Series for satisfaction of claims of any nature arising in connection with the affairs of the Trust or such Series.

Every note, bond, contract, instrument, certificate, Share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to their or his capacity as Trustees or Trustee and neither such Trustees or Trustee nor the Shareholders shall be personally liable thereon.

All Persons extending credit to, contracting with or having any claim against the Trust or a Series shall look only to the assets of the Trust property or the Trust property of such Series for payment under such credit, contract or claim; and neither the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

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No person who is or has been a Trustee, officer or employee of the Trust shall be liable to the Trust or to any Shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.

Without limiting the foregoing limitations of liability, a Trustee shall not be responsible for or liable in any event for any neglect or wrongdoing of any officer, employee, investment adviser, sub-adviser, principal underwriter, custodian or other agent of the Trust, nor shall any Trustee be responsible or liable for the act or omission of any other Trustee (or for the failure to compel in any way any former or acting Trustee to redress any breach of trust), except in the case of such Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

(b) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Manager.

With respect to each of DBX Advisors LLC and Deutsche Investment Management Americas Inc. (collectively, the “Advisers”), the response to this Item will be incorporated by reference to the Advisers’ Uniform Applications for Investment Adviser Registration (“Form ADV”) on file with the SEC. Each Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32. Principal Underwriters.

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1290 Funds, 13D Activist Fund, ALPS Series Trust, Arbitrage Funds, AQR Funds, Barings Funds Trust, BBH Trust, Brandes Investment Trust, Broadview Funds Trust, Brown Capital Management Funds, Centre Funds, Century Capital Management Trust, CION Ares Diversified Credit Fund, Columbia ETF Trust, Columbia ETF Trust I, Columbia ETF Trust II, Cortina Funds, Inc., CRM Mutual Fund Trust, CSOP ETF Trust, Cullen Funds, DBX ETF Trust, ETFS Trust, Elevation ETF Trust, Elkhorn ETF Trust, Financial Investors Trust, Firsthand Funds, FS Energy Total Return Fund, FS Series Trust, Goehring & Rozencwajg Investment Funds, Goldman Sachs ETF Trust, Griffin Institutional Access Real Estate Fund, Griffin Institutional Access Credit Fund, Hartford Funds Exchange-Traded Trust, Hartford Funds NextShares Trust, Heartland Group, Inc., Henssler Funds, Inc., Holland Series Fund, Inc., Index Funds, IndexIQ Active ETF Trust, Index IQ ETF Trust, IVY NextShares Trust, James Advantage Funds, Janus Detroit Street Trust, Lattice Strategies Trust, Laudus Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, M3Sixty Funds Trust, Mairs & Power Funds Trust, Meridian Fund, Inc., Natixis ETF Trust, NorthStar Real Estate Capital Income Fund, NorthStar Real Estate Capital Income Fund-T, NorthStar/Townsend Institutional Real Estate Fund, Oak Associates Funds, Pax World Series Trust I, Pax World Funds Trust III, Principal Exchange-Traded Funds, Reality Shares ETF Trust, Resource Credit Income Fund, Resource Real Estate Diversified Income Fund, RiverNorth Funds, Sierra Total Return Fund, Smead Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Total Return US Treasury Fund, USCF ETF Trust, USCF Mutual Funds Trust, Wasatch Funds, WesMark Funds, Westcore Trust, and Wilmington Funds.

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(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Edmund J. Burke	Director
Jeremy O. May	President, Director
Thomas A. Carter	Executive Vice President, Director
Bradley J. Swenson	Senior Vice President, Chief Operating Officer
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer
Aisha J. Hunt	Senior Vice President, General Counsel and Assistant Secretary
Eric T. Parsons	Vice President, Controller and Assistant Treasurer
Randall D. Young**	Secretary
Gregg Wm. Givens**	Vice President, Treasurer and Assistant Secretary
Douglas W. Fleming**	Assistant Treasurer
Steven Price	Senior Vice President, Chief Compliance Officer
Liza Orr	Vice President, Senior Counsel
Jed Stahl	Vice President, Senior Counsel
Troy A. Duran	Senior Vice President, Chief Financial Officer
James Stegall	Vice President
Gary Ross	Senior Vice President
Kevin Ireland	Senior Vice President
Mark Kiniry	Senior Vice President
Tison Cory	Vice President, Intermediary Operations
Hilary Quinn	Vice President
Jennifer Craig	Assistant Vice President

* Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

** The principal business address for Messrs. Young, Givens and Fleming is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

Item 33. Location of Accounts and Records.

(a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder (collectively, “Records”) at its offices at 345 Park Avenue, New York, New York 10154.

(b) DBX Advisors LLC maintains all Records relating to its services as investment adviser to the Registrant at 345 Park Avenue, New York, New York 10154.

(c) Harvest Global Investments Limited maintains all Records relating to its services as sub-adviser to the Registrant at 31/F, One Exchange Square, 8 Connaught Place, Central, Hong Kong.

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(d) ALPS Distributors, Inc. maintains all Records relating to its services as Distributor of the Registrant at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

(e) The Bank of New York Mellon maintains all Records relating to its services as administrator, transfer agent and custodian of the Registrant at 101 Barclay Street, New York, New York 10286. In addition, BNY Mellon Investment Servicing (US) Inc. maintains all Records relating to its function as regulatory administrator of the Registrant at 201 Washington Street, Boston, MA 02108.

Item 34. Management Services.

There are no management related service contracts not discussed in Part A or Part B.

Item 35. Undertakings.

None.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York and state of New York on the 27th day of September, 2017.

DBX ETF Trust

By:	/s/ Freddi Klassen
Freddi Klassen
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities stated and on the dates indicated.

SIGNATURE	CAPACITY	DATE

/s/ Stephen R. Byers*
Stephen R. Byers	Trustee and Chairman	September 27, 2017

/s/ George O. Elston*
George O. Elston	Trustee	September 27, 2017

/s/ Michael Gilligan
Michael Gilligan	Trustee, Treasurer, Chief Financial Officer and Controller	September 27, 2017

/s/ Freddi Klassen
Freddi Klassen	President and	September 27, 2017
Chief Executive Officer
/s/ J. David Officer*
J. David Officer	Trustee	September 27, 2017

*By:	/s/ Freddi Klassen	September 27, 2017
Freddi Klassen (attorney-in-fact)

EXHIBIT INDEX

Ex. Number	Description

EX-99.D17	Form of Investment Advisory Agreement, dated January 31, 2011, as amended May 24, 2017, between the Trust and DBX Advisors LLC.

EX-99.E5	Form of Amendment No. 17, dated July 25, 2017, to the Distribution Agreement between the Registrant and ALPS Distributors, Inc.

EX-99.I2	Opinion and Consent of Counsel, Dechert LLP.

EX-99.J	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP.